Exhibit 10.1

EXECUTION VERSION

THIRD AMENDMENT AGREEMENT dated as of May 13, 2026 (this “Amendment Agreement”), among LEVEL 3 PARENT, LLC (“Holdings”); LEVEL 3 FINANCING, INC., as Borrower (the “Borrower”); the LENDERS party hereto; WILMINGTON TRUST, NATIONAL ASSOCIATION, as administrative agent (in such capacity, the “Existing Administrative Agent”), WILMINGTON TRUST, NATIONAL ASSOCIATION, as collateral agent (in such capacity, the “Existing Collateral Agent”); and BANK OF AMERICA, N.A., as successor administrative agent (in such capacity, the “Successor Administrative Agent”), to the Credit Agreement dated as of March 22, 2024 (as amended by that certain First Amendment Agreement, dated as of March 27, 2025, that certain Second Amendment Agreement, dated as of September 29, 2025, and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement”) among Holdings, the Borrower, the LENDERS party thereto, the Existing Administrative Agent and the Existing Collateral Agent.

Capitalized terms used and not otherwise defined herein have the meanings assigned to them in the Existing Credit Agreement, the First Restated Credit Agreement (as defined below) or the Second Restated Credit Agreement (as defined below), as the context may require.

Pursuant to Section 2.23 of the Existing Credit Agreement, the Borrower has requested to establish Refinancing Term Loans consisting of Term B-5 Loans (referred to herein as the “Term B-5 Refinancing Loans”) (including pursuant to Conversions (as defined below) of the existing Term B-4 Loans (the “Existing Term Loans”) referred to below) in an aggregate principal amount of $2,400,000,000. It is contemplated that the net proceeds of the Term B-5 Refinancing Loans, together with additional funds of the Borrower, will be advanced (and that an amount equal to the principal amount of the Converted Term Loans (as defined below) will be deemed to be so advanced) by the Borrower to Level 3 Communications, LLC (“Level 3”), and the Loan Proceeds Note evidencing certain indebtedness owed by Level 3 to the Borrower will be amended to increase the principal amount thereof by the amount of such loan, and the proceeds of the Term B-5 Refinancing Loans (including proceeds deemed received pursuant to any Conversion) will be used, together with cash on hand of Holdings and its Subsidiaries, to prepay (including by way of Conversion) the Existing Term Loans (including such Existing Term Loans of Lenders who will not acquire Term B-5 Refinancing Loans) outstanding immediately prior to the Refinancing Effective Date (as defined below) in full.

The Term B-5 Lenders (as defined below) are willing to (a) become parties hereto and to the First Restated Credit Agreement and (b) make Term B-5 Refinancing Loans (including pursuant to Conversions), subject to the terms and conditions provided for herein and in the First Restated Credit Agreement.

Pursuant to Section 8.09 of the First Restated Credit Agreement, (a) effective as of the Administrative Agency Transfer Effective Date (as defined below), Wilmington Trust, National Association (“WTNA”), is expected to resign as administrative agent under the First Restated Credit Agreement and the other Loan Documents, (b) the Lenders party hereto (constituting the Required Lenders after giving effect to the transactions contemplated hereby), desire to approve the appointment of Bank of America, N.A. (“Bank of America”) as the administrative agent under the First Restated Credit Agreement and the other Loan Documents with effect from and after the Administrative Agency Transfer Effective Date and (c) the Borrower hereby consents to the foregoing resignation and appointment.

Pursuant to Section 8.09 of the First Restated Credit Agreement (or, in the event that the Second Restatement Time has occurred, the Second Restated Credit Agreement), (a) effective as of the Collateral Agency Transfer Effective Date (as defined below), WTNA, is expected to resign as collateral agent under and subject to the First Restated Credit Agreement (or, in the event that the Second Restatement Time has occurred, the Second Restated Credit Agreement) and the other Loan Documents, (b) the Lenders party hereto (constituting the Required Lenders after giving effect to the transactions contemplated hereby), desire to approve the appointment of U.S. Bank Trust Company, National Association (“US Bank”) (or, to the extent selected by the Borrower, (x) another third-party entity in the business of providing the services of collateral agent or (y) a bank with an office in the United States, or an Affiliate of any such bank with an office in the United States, in each case as identified by the Borrower) as the collateral agent under the First Restated Credit Agreement (or, in the event that the Second Restatement Time has occurred or will occur simultaneously, the Second Restated Credit Agreement) and the other Loan Documents with effect from and after the Collateral Agency Transfer Effective Date and (c) the Borrower hereby consents to the foregoing resignation and appointment. Aside from the conditions set forth in the Loan Documents (including this Amendment Agreement), the resignation of the Existing Collateral Agent and the appointment of the Successor Collateral Agent (as defined below) will be governed by a Collateral Agent Resignation and Appointment Agreement to be entered into as of the Collateral Agency Transfer Effective Date by and among, inter alia, the Existing Collateral Agent, the Successor Collateral Agent, the Successor Administrative Agent, Holdings, the Borrower and the other Loan Parties (the “Collateral Agency Transfer Agreement”).

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Term B-5 Refinancing Loans; Amendment and Restatement of Existing Credit Agreement. (a) On the Refinancing Effective Date, the Existing Credit Agreement shall be amended to give effect to the modifications thereto establishing or specifically relating to the Term B-5 Commitments (as defined below) and the Term B-5 Refinancing Loans that are set forth in this Amendment Agreement as reflected in the form of Amended and Restated Credit Agreement attached as Annex I hereto (it being agreed that the other modifications reflected in Annex I shall become effective in accordance with Section 1(e)). Each institution identified as a Term B-5 Lender in Schedule 2.01 to such Annex I (each such institution being referred to herein as a “Term B-5 Lender”) shall, upon the effectiveness of this Amendment Agreement, have a commitment to make Term B-5 Refinancing Loans hereunder in the principal amount set forth on such Schedule 2.01 opposite such Lender’s name (the “Term B-5 Commitments”).

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(b) On the Refinancing Effective Date, each Term B-5 Lender will make Term B-5 Refinancing Loans (whether by funding such Loan or pursuant to a Conversion of the Existing Term Loans held by it) in a principal amount equal to its Term B-5 Commitment. The net proceeds of the Term B-5 Refinancing Loans, together with additional funds of the Borrower, will be immediately advanced (and an amount equal to the principal amount of the Converted Term Loans will be deemed to be so advanced) by the Borrower to Level 3 in an amount equal to the aggregate principal amount of the Term B-5 Refinancing Loans, against delivery of an amended Loan Proceeds Note reflecting the amount of such advance and deemed advance. The amounts so advanced and deemed advanced by the Borrower to Level 3 will be made available to the Borrower through a prepayment or deemed prepayment of the Existing Term Loans in an aggregate principal amount equal to the aggregate principal amount of the Term B-5 Refinancing Loans.

(c) Certain of the undersigned Term B-5 Lenders have elected to convert all of its Term B-4 Loans (or such lesser amount as determined by Bank of America, N.A. in its sole discretion) to Term B-5 Refinancing Loans in a like principal amount and such conversion shall be deemed to have satisfied all or a portion of its Term B-5 Commitment by converting the aggregate principal amount of all of its Existing Term Loans into Term B-5 Refinancing Loans of the same principal amount as the aggregate amount of Existing Term Loans so converted (each, a “Conversion”; each Term B-5 Lender electing to make a Conversion, a “Converting Lender”; and each Existing Term Loan so converted, a “Converted Term Loan”). For purposes of this Amendment Agreement, the Existing Credit Agreement and the First Restated Credit Agreement, each Converting Lender’s Converted Term Loans shall be deemed to have been repaid with the proceeds of such Converting Lender’s Term B-5 Refinancing Loans into which they are converted (which proceeds shall be deemed to have been advanced by the Borrower to Level 3 and applied to prepay the Existing Term Loans as provided in Section 1(b)).

(d) On the Refinancing Effective Date, (i) each Converting Lender will be deemed (pursuant to a Conversion of the Existing Term Loans held by it) to have made Term B-5 Refinancing Loans in the amount of its Converted Term Loans, and Bank of America, as a Term B-5 Lender, will make Term B-5 Refinancing Loans by funding its Term B-5 Commitment in cash in the amount set forth in Schedule B hereto and (ii) the Borrower shall prepay in full the Existing Term Loans of each Lender who is not a Converting Lender.

(e) On the Refinancing Effective Date, immediately following the completion of the transactions provided for in Section 1(a) through (d),

(i) the Existing Credit Agreement as previously amended pursuant to Section 1(a) (excluding the schedules and exhibits thereto, each of which shall, except as provided below in this Section, remain as in effect immediately prior to the Refinancing Effective Date), shall be further amended and restated in its entirety in the form of Annex I hereto (as so amended and restated, and as further amended or modified by clauses (ii) and (iii) below, the “First Restated Credit Agreement”),

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(ii) a new Schedule 1.01 shall be added to the First Restated Credit Agreement, in the form set forth on Schedule A hereto,

(iii) Schedule 2.01 to the Existing Credit Agreement shall be amended to include the information on Schedule B hereto, and

(iv) the Existing Administrative Agent is hereby authorized and directed by the Borrower and each undersigned Lender to update the Register to (1) decrement each Lender’s Existing Term Loans to zero and (2) reflect each Term B-5 Lender’s Term B-5 Refinancing Loans in accordance with Schedule B to the Amendment Agreement (each of which schedules is hereby acknowledged and agreed to have been prepared by the Borrower). For the avoidance of doubt, the Existing Administrative Agent shall conclusively rely on Schedule B hereto to update the Register, and shall have no liability with so updating the Register in reliance on Schedule B.

(f) The Borrowing of the Term B-5 Refinancing Loans will be a Term SOFR Borrowing with an initial Interest Period beginning on the Refinancing Effective Date and ending on June 30, 2026 (and based on one-month Term SOFR pricing).

SECTION 2. Collateral and Guarantees. (a) Notwithstanding anything to the contrary in the Existing Credit Agreement, the First Restated Credit Agreement, the Second Restated Credit Agreement or any other Loan Document, solely with respect to any Regulated Guarantor Subsidiary or any Regulated Grantor Subsidiary (each as defined below), (i) any Guarantee provided by any Regulated Guarantor Subsidiary under any Security Document shall initially be deemed not to Guarantee the Term B-5 Obligations, (ii) any Liens on, or other security interests in or pledges of, assets granted by such Regulated Grantor Subsidiary under any Security Document shall initially be deemed not to secure the Term B-5 Obligations and (iii) the Collateral and Guarantee Requirement, insofar as it relates to the Term B-5 Obligations, shall initially not be required to be satisfied in respect of any such Regulated Guarantor Subsidiary or Regulated Grantor Subsidiary, as the case may be. At such time as a Responsible Officer of the Borrower shall have delivered to the Agents (as defined in the First Restated Credit Agreement or the Second Restated Credit Agreement, as applicable) written notice that the Term B-5 Guarantee Permit Condition shall have been satisfied with respect to any Regulated Guarantor Subsidiary, and, if such Regulated Guarantor Subsidiary is a Regulated Grantor Subsidiary, the Term B-5 Collateral Permit Condition shall also have been satisfied with respect to such Regulated Grantor Subsidiary, (x) clause (i) of the first sentence of this paragraph (a) shall become inoperative with respect to such Regulated Guarantor Subsidiary insofar as the Term B-5 Obligations are concerned, and such Regulated Guarantor Subsidiary shall automatically be deemed to Guarantee the Term B-5 Obligations as provided in the Guarantee Agreement, and (y) the Collateral and Guarantee Requirement, insofar as it relates to Guarantees by such Regulated Guarantor Subsidiary of the Term B-5 Obligations,

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shall be required to be satisfied in respect of such Regulated Guarantor Subsidiary. At such time as a Responsible Officer of the Borrower shall have delivered to the Agents (as defined in the First Restated Credit Agreement or the Second Restated Credit Agreement, as applicable) written notice that the Term B-5 Collateral Permit Condition shall have been satisfied with respect to any Regulated Grantor Subsidiary, and, if such Regulated Grantor Subsidiary is a Regulated Guarantor Subsidiary, the Term B-5 Guarantee Permit Condition shall also have been satisfied with respect to such Regulated Guarantor Subsidiary, (x) clause (ii) of the first sentence of this paragraph (a) shall become inoperative with respect to such Regulated Grantor Subsidiary insofar as the Term B-5 Obligations are concerned, and such Regulated Grantor Subsidiary shall automatically be deemed to grant Liens on, security interests in and pledges of its assets to secure the Term B-5 Obligations as provided in the Security Documents and (y) the Collateral and Guarantee Requirement, insofar as it relates to the granting of Liens, security interests and pledges to secure the Term B-5 Obligations, shall be required to be satisfied in respect of such Regulated Grantor Subsidiary.

(b) Each of Holdings and the Borrower (i) will endeavor, and cause each Regulated Guarantor Subsidiary and Regulated Grantor Subsidiary to endeavor, in good faith using commercially reasonable efforts, to cause the Term B-5 Guarantee Permit Condition and the Term B-5 Collateral Permit Condition to be satisfied with respect to each Regulated Guarantor Subsidiary and Regulated Grantor Subsidiary at the earliest practicable date and (ii) will cause a Responsible Officer of the Borrower to deliver to the Agents (as defined in the First Restated Credit Agreement or the Second Restated Credit Agreement, as applicable) the applicable notice referred to in Section 2(a) promptly (and in any event within five Business Days) following satisfaction of the Term B-5 Guarantee Permit Condition or the Term B-5 Collateral Permit Condition in respect of any Regulated Guarantor Subsidiary or Regulated Grantor Subsidiary. For purposes of this Section, the requirement that Holdings, the Borrower or any Subsidiary of Holdings use “commercially reasonable efforts” shall not be deemed to require it to make material payments in excess of normal fees and costs to or at the direction of Governmental Authorities or to change the manner in which it conducts its business in any respect that the management of Holdings shall determine in good faith to be adverse or materially burdensome. Upon the reasonable request of Holdings or the Borrower, the Term B-5 Lenders will cooperate with Holdings and the Borrower as necessary to enable them to comply with their obligations under this Section.

(c) For purposes of this Section, the following terms have the meanings specified below:

“Regulated Grantor Subsidiary” means Level 3 Communications, LLC, WilTel Communications, LLC, Broadwing Communications, LLC, TelCove Operations, LLC, and Global Crossing Telecommunications, Inc.

“Regulated Guarantor Subsidiary” means Level 3 Communications, LLC, WilTel Communications, LLC, Broadwing Communications, LLC, TelCove Operations, LLC and Global Crossing Telecommunications, Inc.

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“Term B-5 Collateral Permit Condition” means, with respect to any Regulated Grantor Subsidiary, that such Regulated Grantor Subsidiary has obtained all material (as determined in good faith by the Borrower) authorizations and consents of Federal and State Governmental Authorities, if any, required in order for it to become a Grantor in respect of the Term B-5 Obligations under the Security Documents and to satisfy the Collateral and Guarantee Requirement with respect to the Term B-5 Obligations, insofar as the authorizations and consents so permit.

“Term B-5 Guarantee Permit Condition” means, with respect to any Regulated Guarantor Subsidiary, that such Regulated Guarantor Subsidiary has obtained all material (as determined in good faith by the Borrower) authorizations and consents of Federal and State Governmental Authorities, if any, required in order for it to become a Guarantor in respect of the Term B-5 Obligations under the Guarantee Agreement and to satisfy the Collateral and Guarantee Requirement with respect to the Term B-5 Obligations, insofar as the authorizations and consents so permit.

SECTION 3. Benefits of Loan Documents. The Term B-5 Refinancing Loans shall be entitled to all the benefits afforded by the First Restated Credit Agreement and the other Loan Documents and shall benefit equally and ratably (except as provided in Section 2 above) from the Guarantees created by the Guarantee Agreement and the security interests created by the Collateral Agreement and the other Security Documents.

SECTION 4. Resignation and Appointment of Existing Administrative Agent. As of the Administrative Agency Transfer Effective Date (as defined below),

(a) the Existing Administrative Agent shall resign as administrative agent under the First Restated Credit Agreement and the other Loan Documents, and shall be discharged from its duties and obligations as administrative agent under the First Restated Credit Agreement and the other Loan Documents without any further act or deed on the part of the Existing Administrative Agent or any of the parties to the First Restated Credit Agreement or the other Loan Documents; provided that, for the avoidance of doubt, notwithstanding such resignation and discharge, until the occurrence of the Collateral Agency Transfer Effective Date (which, for the avoidance of doubt, may occur prior to, simultaneously with or subsequent to the Administrative Agency Transfer Effective Date), WTNA shall continue to serve as Collateral Agent under the First Restated Credit Agreement (and, to the extent the Second Restatement Time has occurred, the Second Restated Credit Agreement) and the other Loan Documents and nothing herein shall affect, impair or discharge any of the rights, powers, privileges, duties, protections, indemnifications or obligations of WTNA in its capacity as Existing Collateral Agent;

(b) in connection with the foregoing, the Lenders party hereto (constituting the Required Lenders under the First Restated Credit Agreement immediately after giving effect to the transactions contemplated herein) (the “Consenting Lenders”), with effect from and after the Administrative Agency Transfer Effective Date, hereby appoint and approve (and each person that becomes a Lender by accepting an assignment of Term B-5 Refinancing Loans, by virtue of such acceptance, hereby appoints and approves) Bank of America as, and Bank of America hereby accepts such appointment as,

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successor administrative agent under the First Restated Credit Agreement and the other Loan Documents, and shall succeed to and, except as otherwise provided for herein, become vested with all the rights, powers, privileges, protections, indemnities and duties of the “Administrative Agent” under the First Restated Credit Agreement and the other Loan Documents and all references in the Loan Documents to the term “Administrative Agent” shall be deemed to refer to the Successor Administrative Agent acting in such capacity;

(c) each of Holdings, the Borrower and the Lenders (and each person that becomes a Lender by accepting an assignment of Term B-5 Refinancing Loans, by virtue of such acceptance) hereby consent to Bank of America’s appointment as Successor Administrative Agent, and hereby waive any inconsistency, requirement (including any notice requirement) or other conflict with the provisions of any sections of the Loan Documents with respect to the resignation of WTNA as Administrative Agent and the appointment of Bank of America, as successor Administrative Agent, and agree that, as of the Administrative Agency Transfer Effective Date, such resignation and appointment and the acceptance thereof shall become effective under the Loan Documents;

(d) the parties hereby acknowledge and agree that, from and after the Administrative Agency Transfer Effective Date, Bank of America shall for all purposes be the “Administrative Agent” under the First Restated Credit Agreement (and, from and after the Second Restatement Time, the Second Restated Credit Agreement) and the other Loan Documents; provided that, for the avoidance of doubt, notwithstanding such appointment, (x) until the occurrence of the Collateral Agency Transfer Effective Date (which, for the avoidance of doubt, may occur prior to, simultaneously with, or subsequent to the Administrative Agency Transfer Effective Date), WTNA shall continue to serve as Collateral Agent under the First Restated Credit Agreement (and, from and after the Second Restatement Time until the occurrence of the Collateral Agency Transfer Effective Date, the Second Restated Credit Agreement) and the other Loan Documents and (y) from and after the occurrence of the Collateral Agency Transfer Effective Date, the Successor Collateral Agent shall serve as Collateral Agent as described in Section 5 hereof, subject to the terms of the Loan Documents and pursuant to the Collateral Agency Transfer Agreement; and

(e) the Successor Administrative Agent, the Borrower and each other applicable Loan Party shall enter into amendments to (or amendments and restatements of, supplements to, or other appropriate modifications of) such other Loan Documents as the Borrower determines to be reasonably necessary or desirable in order to effect the foregoing (and each of the Lenders, by entering into this Amendment Agreement or accepting an assignment of Term B-5 Refinancing Loans, hereby authorizes the Successor Administrative Agent to enter into such amendments, amendments and restatements, supplements or other modifications without any further consent from any Lender).

Without any further action or consent of the Lenders or any other Person, immediately and automatically following the effectiveness of the appointment of Bank of America as the successor Administrative Agent (such time, the “Second Restatement Time”), the parties hereto (but not, for the avoidance of doubt, the Existing Administrative Agent) agree that the First Restated Credit Agreement shall be further amended and restated in its entirety in the form of Annex II hereto (as so amended and restated, the “Second Restated Credit Agreement”).

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It is the intention and understanding of the parties hereto that any exchange of information under this Amendment Agreement that is otherwise protected against disclosure by privilege, doctrine or rule of confidentiality (such information, “Privileged Information”), whether before or after the Administrative Agency Transfer Effective Date (i) shall not waive any applicable privilege, doctrine or rule of protection from disclosure, (ii) shall not diminish the confidentiality of the Privileged Information and (iii) shall not be asserted as a waiver of any such privilege, doctrine or rule by the Existing Administrative Agent or the Successor Administrative Agent.

The provisions of this Section 4 shall (i) be binding on the Consenting Lenders and their respective successors and assigns (including each person that accepts an assignment of Term B-5 Refinancing Loans) and (ii) cease to have any force or effect if the Administrative Agency Transfer Effective Date has not occurred on or prior to the date that is 180 days after the date hereof.

SECTION 5. Resignation and Appointment of Existing Collateral Agent. As of the Collateral Agency Transfer Effective Date (as defined below),

(a) the Existing Collateral Agent shall resign as collateral agent under the First Restated Credit Agreement (or, in the event that the Second Restatement Time has occurred, the Second Restated Credit Agreement), the other Loan Documents and pursuant to the Collateral Agency Transfer Agreement, and shall be discharged from its duties and obligations as collateral agent under the First Restated Credit Agreement (or, in the event that the Second Restatement Time has occurred, the Second Restated Credit Agreement) and the other Loan Documents without any further act or deed on the part of the Existing Collateral Agent or any of the parties to the First Restated Credit Agreement, the Second Restated Credit Agreement or the other Loan Documents;

(b) in connection with the foregoing, the Lenders party hereto (constituting the Required Lenders under the First Restated Credit Agreement after giving effect to the transactions contemplated herein), with effect from and after the Collateral Agency Transfer Effective Date, hereby appoint and approve (and each person that becomes a Lender by accepting an assignment of Term B-5 Refinancing Loans, by virtue of such acceptance, hereby appoints and approves) US Bank (or, to the extent selected by the Borrower, (x) another third-party entity in the business of providing the services of collateral agent or (y) a bank with an office in the United States, or an Affiliate of any such bank with an office in the United States, in each case as identified by the Borrower) (the “Successor Collateral Agent”) as successor collateral agent under the First Restated Credit Agreement (or, in the event that the Second Restatement Time has occurred, the Second Restated Credit Agreement) and the other Loan Documents, and the Successor Collateral Agent shall succeed to and, except as otherwise provided for herein, become vested with all the rights, powers, privileges, protections, indemnities and duties of the “Collateral Agent” under the First Restated Credit Agreement (or, in the event that the Second Restatement Time has occurred, the Second Restated Credit Agreement) and the other Loan Documents and all references in the Loan Documents to the term “Collateral Agent” shall be deemed to refer to the Successor Collateral Agent acting in such capacity;

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(c) each of Holdings, the Borrower and the Lenders (and each person that becomes a Lender by accepting an assignment of Term B-5 Refinancing Loans, by virtue of such acceptance) hereby consent to the Successor Collateral Agent’s appointment as successor collateral agent, and hereby waive any inconsistency, requirement (including any notice requirement) or other conflict with the provisions of any sections of the Loan Documents with respect to the resignation of WTNA as Collateral Agent and the appointment of the Successor Collateral Agent, as successor Collateral Agent, and agree that, as of the Collateral Agency Transfer Effective Date, such resignation and appointment and the acceptance thereof shall become effective under the Loan Documents;

(d) the parties hereby acknowledge and agree that, from and after the Collateral Agency Transfer Effective Date, the Successor Collateral Agent shall for all purposes be the “Collateral Agent” under the First Restated Credit Agreement (or, in the event that the Second Restatement Time has occurred, the Second Restated Credit Agreement) and the other Loan Documents; provided that, for the avoidance of doubt, notwithstanding such appointment, until the occurrence of the Collateral Agency Transfer Effective Date (which, for the avoidance of doubt, may occur prior to, simultaneously with, or subsequent to the Administrative Agency Transfer Effective Date), WTNA shall continue to serve as Collateral Agent under the First Restated Credit Agreement and/or Second Restated Credit Agreement, as applicable, and the other Loan Documents and nothing herein shall affect, impair or discharge any of the rights, powers, privileges, protections, indemnities, duties or obligations of WTNA in its capacity as Existing Collateral Agent; and

(e) the Successor Collateral Agent, the Borrower and each other applicable Loan Party shall enter into amendments to (or amendments and restatements of, supplements to, or other appropriate modifications of) such Loan Documents as the Successor Collateral Agent and the Borrower determine to be reasonably necessary or desirable in order to effect the foregoing (and each of the Lenders, by entering into this Amendment Agreement or accepting an assignment of Term B-5 Refinancing Loans, hereby authorizes the Successor Collateral Agent to enter into such amendments, amendments and restatements, supplements or other modifications without any further consent from any Lender).

The provisions of this Section 5 shall (i) be binding on the Consenting Lenders and their respective successors and assigns (including each person that accepts an assignment of Term B-5 Refinancing Loans) and (ii) cease to have any force or effect if the Collateral Agency Transfer Effective Date has not occurred on or prior to the date that is 180 days after the date hereof.

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SECTION 6. Delineation of Responsibilities.

(a) Notwithstanding anything in this Amendment Agreement, the Existing Credit Agreement, the First Restated Credit Agreement, the Second Restated Credit Agreement or any Loan Document to the contrary, it is understood and agreed that (x) Bank of America, in its capacity as the Successor Administrative Agent, shall bear no responsibility and shall not be liable for (A) any actions taken or omitted to be taken by the Existing Administrative Agent or any of its Affiliates on or prior to the Administrative Agency Transfer Effective Date in connection with the Existing Administrative Agent’s role as administrative agent and (B) any and all claims under or related to the Loan Documents that may have arisen or accrued on or prior to the Administrative Agency Transfer Effective Date in connection with the Existing Administrative Agent’s role as administrative agent and (y) the Existing Administrative Agent shall not bear any responsibility or be liable for (A) any actions taken or omitted to be taken by the Successor Administrative Agent (or its successors) in its capacity as Successor Administrative Agent, or that otherwise occur, from and after the Administrative Agency Transfer Effective Date and (B) any and all claims under or related to the Loan Documents that may arise or accrue from events occurring from and after the Administrative Agency Transfer Effective Date. Each of Holdings and the Borrower, with respect to their applicable indemnification obligations under the Loan Documents, hereby agrees and confirms that the Successor Administrative Agent’s and its Affiliates’ right to indemnification, as set forth in the Loan Documents, shall apply with respect to any and all losses, claims, damages, liabilities and related expenses in connection with the Loan Documents that the Successor Administrative Agent suffers, incurs or is threatened with relating to actions taken or omitted by any of the parties to this Amendment Agreement, the First Restated Credit Agreement or the Second Restated Credit Agreement prior to the Administrative Agency Transfer Effective Date. The parties hereto agree that neither WTNA, in its individual capacity, in its capacity as the Existing Administrative Agent, nor any of its Affiliates, shall bear any responsibility or liability for any actions taken or omitted to be taken by the Successor Administrative Agent, in its capacity as such, under this Amendment Agreement, the First Restated Credit Agreement, the Second Restated Credit Agreement or the other Loan Documents or any actions taken or omitted to be taken by the Successor Administrative Agent, in its capacity as such, in connection with the transactions contemplated hereby or thereby; provided that nothing in this Section 6(a) shall limit or otherwise affect any of the duties or obligations of WTNA, solely in its capacity as Existing Collateral Agent, under the First Restated Credit Agreement, the Second Restated Credit Agreement or the other Loan Documents, but subject in all cases to the provisions of Section 6(b) hereof.

(b) Notwithstanding anything in this Amendment Agreement, the Existing Credit Agreement, the First Restated Credit Agreement, the Second Restated Credit Agreement or any Loan Document to the contrary and subject to the Collateral Agency Transfer Agreement, it is understood and agreed that (x) the Successor Collateral Agent, in its capacity as the successor collateral agent, shall bear no responsibility and shall not be liable for (A) any actions taken or omitted to be taken by the Existing Collateral Agent or any of its Affiliates on or prior to the Collateral Agency Transfer Effective Date in connection with the Existing Collateral Agent’s role as collateral agent and (B) any and all claims under or related to the Loan Documents that may have arisen or accrued on or prior to the Collateral Agency Transfer Effective Date in connection with the Existing Collateral Agent’s role as collateral agent and (y) the Existing Collateral Agent shall not bear any

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responsibility or be liable for (A) any actions taken or omitted to be taken by the Successor Collateral Agent (or its successors) in its capacity as Successor Collateral Agent, or that otherwise occur, from and after the Collateral Agency Transfer Effective Date and (B) any and all claims under or related to the Loan Documents that may arise or accrue from events occurring immediately after the Collateral Agency Transfer Effective Date. Each of Holdings and the Borrower, with respect to their applicable indemnification obligations under the Loan Documents, hereby agrees and confirms that the Successor Collateral Agent’s and its Affiliates’ right to indemnification, as set forth in the Loan Documents, shall apply with respect to any and all losses, claims, damages, liabilities and related expenses in connection with the Loan Documents that the Successor Collateral Agent suffers, incurs or is threatened with relating to actions taken or omitted by any of the parties to this Amendment Agreement, the First Restated Credit Agreement or the Second Restated Credit Agreement prior to the Collateral Agency Transfer Effective Date. The parties hereto agree that neither WTNA, in its individual capacity, in its capacity as the Existing Collateral Agent, nor any of its Affiliates, shall bear any responsibility or liability for any actions taken or omitted to be taken by the Successor Collateral Agent, in its capacity as such, under this Amendment Agreement, the First Restated Credit Agreement, the Second Restated Credit Agreement or the other Loan Documents or any actions taken or omitted to be taken by the Successor Collateral Agent, in its capacity as such, in connection with the transactions contemplated hereby or thereby; provided that nothing in this Section 6(b) shall limit or otherwise affect any of the duties or obligations of WTNA in its capacity as Existing Administrative Agent under the First Restated Credit Agreement or the other Loan Documents, but subject in all cases to the provisions of Section 6(a) hereof.

SECTION 7. Representations and Warranties. Each of Holdings and the Borrower represents and warrants to the Lenders, the Existing Administrative Agent, the Existing Collateral Agent, the Successor Administrative Agent and the Successor Collateral Agent that as of the date of this Amendment Agreement:

(a) the execution, delivery and performance by each of Holdings, the Borrower and the other Loan Parties of this Amendment Agreement, and the consummation of the transactions contemplated hereby by each Loan Party on the Refinancing Effective Date, are within the powers of Holdings, the Borrower or such other Loan Party, as applicable, and have been duly authorized by all necessary corporate or other action and, if required, stockholder or member action;

(b) this Amendment Agreement has been duly executed and delivered by Holdings, the Borrower and each other Loan Party and constitutes, and each other Loan Document to which any Loan Party is a party constitutes, a legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and to general principles of equity, regardless of whether considered in a proceeding in equity or at law;

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(c) after giving effect to the borrowing of the Term B-5 Refinancing Loans on the Refinancing Effective Date, no Event of Default under Section 7.01(b), (c), (h) or (i) of the Existing Credit Agreement has occurred and is continuing and the representations and warranties of (i) Holdings and the Borrower contained in Article III of the Existing Credit Agreement and (ii) each Loan Party contained in any other Loan Document are true and correct in all material respects on and as of the date hereof, except (A) to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date, (B) that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates and (C) that (x) the representations and warranties contained in Section 3.05(a) of the Existing Credit Agreement shall be deemed to refer to the financial statements most recently furnished pursuant to Section 5.04 of the Existing Credit Agreement as of the Refinancing Effective Date and (y) references in such representations and warranties to the “Closing Date” shall be deemed to be references to the “Refinancing Effective Date”; and

(d) the proceeds of the Term B-5 Refinancing Loans, together with additional funds of the Borrower, will be advanced by the Borrower to Level 3 on the Refinancing Effective Date in an aggregate amount of $2,400,000,000 and thereafter shall be used directly or indirectly to prepay the Existing Term Loans and to pay accrued interest, fees and expenses related to the transactions contemplated hereby; provided that the proceeds of any Incremental Term Loans may be used by the Borrower for general corporate purposes of Holdings and its subsidiaries (including, without limitation, permitted acquisitions, capital expenditures and permitted distributions) or otherwise as set forth in the definitive documents with respect thereto.

SECTION 8. Refinancing Effective Date. The amendments to the Existing Credit Agreement set forth in Section 1 hereof, the obligations of the Term B-5 Lenders to make the Term B-5 Refinancing Loans hereunder, the amendment and restatement of the Existing Credit Agreement and the amendment or amendment and restatement of certain schedules and exhibits thereto as set forth in Section 1 hereof shall become effective and be completed, in the sequence provided for in such Section, on the first date (the “Refinancing Effective Date”) on which each of the following conditions shall have been satisfied (or waived by the Term B-5 Lenders):

(a) the Existing Administrative Agent (or its counsel) shall have received from each of the Loan Parties and each institution that is to become a Term B-5 Lender a counterpart of this Amendment Agreement signed on behalf of such party (which may include delivery of a signed signature page of this Amendment Agreement by facsimile or other means of electronic transmission (e.g., “pdf”));

(b) the Existing Administrative Agent and the Lead Arrangers (as defined below) shall have received a solvency certificate substantially in the form of Exhibit C to the Existing Credit Agreement and signed by a Financial Officer of Holdings confirming the solvency of Holdings, the Borrower and the Subsidiaries on a consolidated basis after giving effect to the transactions on the Refinancing Effective Date;

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(c) Bank of America, as lead-left arranger and joint bookrunning manager for the Term B-5 Refinancing Loans, and Citibank, N.A., Goldman Sachs Bank USA, JPMorgan Chase Bank, N.A., Morgan Stanley Senior Funding, Inc. and Wells Fargo Securities, LLC, as joint lead arrangers and joint bookrunning managers for the Term B-5 Refinancing Loans (in such capacities, the “Joint Lead Arrangers” and, together with Bank of America, N.A., the “Lead Arrangers”), the Existing Administrative Agent and the Existing Collateral Agent shall have received a written opinion (addressed to the Existing Administrative Agent, the Existing Collateral Agent, the Lead Arrangers, and the Consenting Lenders and dated the Refinancing Effective Date, and in a form satisfactory to the Lead Arrangers) of (i) Latham & Watkins LLP, counsel for the Borrower and (ii) Wilkinson Barker Knauer, LLP, as regulatory counsel for the Borrower, covering such matters relating to the Loan Parties, the Loan Documents and the transactions contemplated by this Amendment Agreement the Lead Arrangers shall reasonably request. Holdings and the Borrower hereby instruct such counsel to deliver such legal opinion;

(d) the Lead Arrangers shall have received such documents and certificates as the Lead Arrangers or their counsel may reasonably request relating to the organization, existence and good standing of each Loan Party, the authorization by the Loan Parties of the Loan Documents and the transactions contemplated hereby, all in form and substance reasonably satisfactory to the Lead Arrangers;

(e) the Existing Administrative Agent and the Lead Arrangers shall have received a certificate signed by a Responsible Officer of the Borrower, dated the Refinancing Effective Date and satisfactory to the Lead Arrangers, certifying that the representations and warranties set forth in Section 7 are true and correct as of the Refinancing Effective Date;

(f) the Existing Administrative Agent and the Lead Arrangers shall have, as applicable, pertaining to their respective roles as such, received all fees and other amounts due and payable to them on or prior to the Refinancing Effective Date, including the reimbursement or payment of all reasonable and documented out-of-pocket costs and expenses for which invoices have been presented prior to the Refinancing Effective Date (including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore LLP, counsel for the Lead Arrangers, Holland & Knight LLP (or other counsel), counsel for the Existing Collateral Agent and the Successor Collateral Agent, and Seward & Kissel LLP, counsel for the Existing Administrative Agent) incurred in connection with this Amendment Agreement;

(g) the Existing Administrative Agent and the Lead Arrangers shall have received a certificate signed by the chief financial officer of Holdings and satisfactory to the Lead Arrangers, dated the Refinancing Effective Date, certifying with respect to the incurrence of the Term B-5 Refinancing Loans, as to compliance with the Existing Credit Agreement, the Existing Unsecured Notes and the First Lien Notes (together with the Existing Unsecured Notes, the “Existing Notes”), the indentures governing such Existing Notes (the “Indentures”) and any other material Indebtedness of Holdings and its Subsidiaries;

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(h) no later than one (1) Business Day prior to the Refinancing Effective Date, (i) the Existing Administrative Agent shall have received a Borrowing Request in respect of the Term B-5 Refinancing Loans in accordance with Section 2.03 of the First Restated Credit Agreement and (ii) the Existing Administrative Agent shall have received notice of prepayment in respect of the outstanding principal amount of Existing Term Loans that are to be prepaid in accordance with Section 2.11 of the Existing Credit Agreement;

(i) the Borrower shall have paid (or cause to have paid, or be deemed to have paid) to the Existing Administrative Agent, for the account of each Lender holding Existing Term Loans on the Refinancing Effective Date, simultaneously with the making (or deemed making) of the Term B-5 Refinancing Loans under the First Restated Credit Agreement, the Existing Term Loans and all accrued and unpaid interest on the Existing Term Loans; and

(j) at least three Business Days prior to the Refinancing Effective Date, the Lead Arrangers shall have received all documentation and other information required by bank regulatory authorities under applicable “know-your-customer” and anti-money laundering rules and regulations, including, without limitation, the USA PATRIOT Act and a Beneficial Ownership Certification in relation to the Borrower and each Subsidiary that qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, that is requested at least ten Business Days prior to the Refinancing Effective Date.

SECTION 9. Administrative Agency Transfer Effective Date. The resignation of WTNA as the administrative agent under the First Restated Credit Agreement and the other Loan Documents and appointment of Bank of America as the administrative agent under the First Restated Credit Agreement and the other Loan Documents as set forth in Section 4 hereof and the amendment and restatement of the First Restated Credit Agreement and the amendment and restatement of certain exhibits and schedules to the First Restated Credit Agreement as set forth in Section 4 hereof shall become effective on the date selected by the Borrower that is on or before the date that is 180 days after the date hereof (the “Administrative Agency Transfer Effective Date”), to the extent each of the following conditions shall have been satisfied on or prior to such date:

(a) the Existing Administrative Agent shall have delivered to the Borrower a notice of its resignation as the Existing Administrative Agent (and the Existing Administrative Agent agrees to promptly deliver such notice upon request of the Borrower); and

(b) the Existing Administrative Agent and the Successor Administrative Agent shall have, as applicable, pertaining to their respective roles as such, received all fees and other amounts due and payable to them on or prior to the Administrative Agency Transfer Effective Date, including the reimbursement or payment of all reasonable and documented out-of-pocket costs and expenses for which invoices have been presented prior to the Administrative Agency Transfer Effective Date (including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore LLP, counsel for the Successor Administrative Agent, and Seward & Kissel LLP, counsel for the Existing Administrative Agent).

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SECTION 10. Collateral Agency Transfer Effective Date. The resignation of WTNA as the collateral agent under the First Restated Credit Agreement (or, in the event that the Second Restatement Time has occurred, the Second Restated Credit Agreement) and the other Loan Documents and appointment of the Successor Collateral Agent as the collateral agent under the First Restated Credit Agreement (or, in the event that the Second Restatement Time has occurred, the Second Restated Credit Agreement) and the other Loan Documents as set forth in Section 5 hereof shall become effective on the date selected by the Borrower that is on or before the date that is 180 days after the date hereof (the “Collateral Agency Transfer Effective Date”), to the extent each of the following conditions shall have been satisfied on or prior to such date:

(a) the Existing Collateral Agent shall have delivered to the Borrower a notice of its resignation as the Existing Collateral Agent (and the Existing Collateral Agent agrees to promptly deliver such notice upon request of the Borrower);

(b) the Borrower, the other Loan Parties, the Existing Collateral Agent, the Successor Collateral Agent, the Successor Administrative Agent, Holdings, the other Loan Parties and any other parties thereto, as applicable. shall have entered into the Collateral Agency Transfer Agreement and any other transfer documents reasonably necessary in form and substance reasonably satisfactory to such parties to consummate and complete the transactions contemplated under the Collateral Agency Transfer Agreement;

(c) the Collateral and Guarantee Requirement shall be satisfied with respect to the Successor Collateral Agent (including the delivery of any possessory collateral and updated filings required thereby as a result of the change in collateral agent);

(d) the Existing Collateral Agent and the Successor Collateral Agent shall have, as applicable, pertaining to their respective roles as such, received all fees (including any amendment or termination fees) and other amounts due and payable to them (including any amounts due in connection with any indenture) on or prior to the Collateral Agency Transfer Effective Date, including the reimbursement or payment of all reasonable out-of-pocket costs and expenses for which invoices have been presented prior to the Collateral Agency Transfer Effective Date (including the reasonable fees, charges and disbursements of Holland & Knight LLP (or other counsel), as counsel for the Successor Collateral Agent and the Existing Collateral Agent); and

(e) simultaneously with the Collateral Agency Transfer Effective Date, the Existing Collateral Agent shall have been replaced by the Successor Collateral Agent under and subject to the Indentures, any intercreditor agreements and the other Note Documents (as defined in each such Indenture), in each case, pursuant to the terms thereof, and the Existing Collateral Agent shall have no liability or responsibility for the failure of the Collateral Agency Transfer Effective Date to occur if such failure was the result of the delay by any other party hereto or any third party.

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SECTION 11. Effect of Amendment and Restatements; No Novation. (a) Except as expressly set forth herein, in the First Restated Credit Agreement or in the Second Restated Credit Agreement, this Amendment Agreement shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Existing Administrative Agent, the Successor Administrative Agent, the Existing Collateral Agent, the Successor Collateral Agent or the Lenders under any Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations (including, for the avoidance of doubt, any guarantee obligations and indemnity obligations of the Guarantors and any grants of security interests by the Grantors), covenants or agreements contained in any Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect and shall extend to the “Obligations” as defined in the First Restated Credit Agreement and the Second Restated Credit Agreement, as applicable, subject to the terms hereof. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in any Loan Document in similar or different circumstances.

(b) From and after the Refinancing Effective Date, the terms “Agreement”, “this Agreement”, “herein”, “hereinafter”, “hereto”, “hereof” and words of similar import, as used in the First Restated Credit Agreement, shall refer to the Existing Credit Agreement as amended and restated in the form of the First Restated Credit Agreement, and the term “Credit Agreement”, as used in any Loan Document, shall mean the First Restated Credit Agreement. From and after the Second Restatement Time, the terms “Agreement”, “this Agreement”, “herein”, “hereinafter”, “hereto”, “hereof” and words of similar import, as used in the Second Restated Credit Agreement, shall refer to the First Restated Credit Agreement as amended and restated in the form of the Second Restated Credit Agreement, and the term “Credit Agreement”, as used in any Loan Document, shall mean the Second Restated Credit Agreement. This Amendment Agreement shall constitute a “Loan Document” and a Refinancing Amendment for all purposes of the First Restated Credit Agreement, the Second Restated Credit Agreement and the other Loan Documents.

(c) Except as expressly set forth herein or therein, neither this Amendment Agreement nor the effectiveness of the First Restated Credit Agreement or the Second Restated Credit Agreement shall extinguish the obligations for the payment of money outstanding under the Existing Credit Agreement or discharge or release any Guarantee thereof. Nothing herein contained shall be construed as a substitution or novation of the Obligations outstanding under the Existing Credit Agreement or the Guarantee Agreement, which shall remain in full force and effect, except as modified hereby and by the First Restated Credit Agreement and the Second Restated Credit Agreement. Nothing expressed or implied in this Amendment Agreement, the First Restated Credit Agreement, the Second Restated Credit Agreement or any other document contemplated hereby or thereby shall be construed as a release or other discharge of the Borrower under the Existing Credit Agreement or any Loan Party under the Guarantee Agreement or any other Loan Document (in each case, as defined in the Existing Credit Agreement) from any of its obligations and liabilities thereunder.

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(d) Notwithstanding this Amendment Agreement and the resignation of the Existing Administrative Agent to be effected pursuant hereto, the parties hereto hereby agree that the provisions of Article 8 and Section 9.05 of the Existing Credit Agreement and, upon its effectiveness, the First Restated Credit Agreement shall continue in effect for the benefit of the Existing Administrative Agent in respect of any actions taken or omitted to be taken by it while it was acting as the Administrative Agent under the Existing Credit Agreement, the First Restated Credit Agreement and the other Loan Documents, and any actions taken or omitted to be taken by it under or in connection with this Amendment Agreement or the transactions contemplated hereunder, whether on, prior to or after the date hereof and notwithstanding the effectiveness of the resignation contemplated hereby. In furtherance of the foregoing, the parties hereto hereby acknowledge and agree that (i) for any action taken or omitted to be taken by the Existing Administrative Agent, its sub-agents and its and their Related Parties (in each case, in such capacity) under or in connection with this Amendment Agreement or the transactions contemplated hereunder on or prior to the Administrative Agency Transfer Effective Date, including pursuant to any request or instruction made by or on behalf of the Successor Administrative Agent, and any costs and expenses incurred by the Existing Administrative Agent, its sub-agents and its and their Related Parties in connection therewith, the Existing Administrative Agent shall be entitled to all the benefits of the exculpatory provisions of Article 8 and Section 9.05 of the Existing Credit Agreement and (ii) the Existing Administrative Agent, its sub-agents and its and their Related Parties will continue to have the benefit of all indemnification provisions contained in the Existing Credit Agreement and the First Restated Credit Agreement, including Section 9.05 of the Existing Credit Agreement and Section 9.05 of the First Restated Credit Agreement. The agreements in this Section shall survive the repayment of the Loans or the termination of the Existing Credit Agreement, the First Restated Credit Agreement and the Second Restated Credit Agreement.

(e) Notwithstanding this Amendment Agreement and the resignation of the Existing Collateral Agent to be effected pursuant hereto, the parties hereto hereby agree that the provisions of Article 8 and Section 9.05 of the First Restated Credit Agreement shall continue in effect for the benefit of the Existing Collateral Agent in respect of any actions taken or omitted to be taken by it while it was acting as the Collateral Agent under the Existing Credit Agreement, the First Restated Credit Agreement (or, in the event that the Second Restatement Time has occurred, the Second Restated Credit Agreement) and the other Loan Documents, and any actions taken or omitted to be taken by it under or in connection with this Amendment Agreement or the transactions contemplated hereunder, whether on, prior to or after the date hereof and notwithstanding the effectiveness of the resignation contemplated hereby. In furtherance of the foregoing, the parties hereto (other than the Existing Administrative Agent) and the Successor Collateral Agent, by virtue of its acceptance of its role as Successor Collateral Agent, hereby acknowledge and agree that (i) for any action taken or omitted to be taken by the Existing Collateral Agent, its sub-agents and its and their Related Parties (in each case, in such capacity) under or in connection with this Amendment Agreement or the transactions contemplated hereunder on or prior to the Collateral Agency Transfer Effective Date, including pursuant to any request or instruction made by or on behalf of the Successor Collateral Agent, and any costs and expenses incurred by the Existing Collateral Agent, its sub-agents and its and their Related Parties in connection therewith, the Existing Collateral Agent shall be entitled to all the benefits of the exculpatory provisions of Article 8 and Section 9.05 of the Existing Credit Agreement and (ii) the Existing Collateral Agent, its sub-agents and its and their Related Parties will continue to have the benefit of all indemnification provisions contained in the Existing Credit Agreement and the First Restated Credit Agreement (or, in the event

17

that the Second Restatement Time has occurred, the Second Restated Credit Agreement), including Section 9.05 of the Existing Credit Agreement and Section 9.05 of the First Restated Credit Agreement (or, in the event that the Second Restatement Time has occurred, Section 9.05 of the Second Restated Credit Agreement). The agreements in this Section shall survive the repayment of the Loans or the termination of the Existing Credit Agreement, the First Restated Credit Agreement and the Second Restated Credit Agreement.

SECTION 12. Successor Administrative Agent’s Fees. From and after the Administrative Agency Transfer Effective Date, the Successor Administrative Agent shall be entitled to receive the Administration Fee (as defined in that certain Fee Letter, dated as of May 6, 2026, between Holdings, the Borrower and Bank of America), and such Administration Fee shall constitute an “Obligation” for all purposes of the Second Restated Credit Agreement and the other Loan Documents.

SECTION 13. Successor Collateral Agent’s Fees. From and after the Collateral Agency Transfer Effective Date, the Successor Collateral Agent shall be entitled to receive such fees as may be agreed between Holdings, the Borrower and the Successor Collateral Agent, and such fees shall constitute an “Obligation” for all purposes of the First Restated Credit Agreement (or, in the event that the Second Restatement Time has occurred, the Second Restated Credit Agreement) and the other Loan Documents.

SECTION 14. Existing Administrative Agent’s Fees. The Existing Administrative Agent hereby agrees that, from and after the Administrative Agency Transfer Effective Date, it shall not be entitled to receive the annual administrative agent fee referred to in the Agency Fee Letter dated March 22, 2024, between the Borrower and WTNA (as amended, restated, supplemented or otherwise modified prior to the date hereof).

SECTION 15. Existing Collateral Agent’s Fees. The parties hereto (but not, for the avoidance of doubt, the Existing Administrative Agent) agree that, from and after the Collateral Agency Transfer Effective Date, the Existing Collateral Agent shall not be entitled to receive the annual collateral agent fee referred to in the Fee Letter dated on or prior to March 22, 2024, between the Borrower and WTNA (as amended, restated, supplemented or otherwise modified prior to the date hereof) but no fees paid as of the date hereof shall be refunded or pro-rated by the Existing Collateral Agent.

SECTION 16. Further Assurances.

(a) The Existing Administrative Agent covenants and agrees that it will, in each case at its sole expense (in accordance with and pursuant to Article 8 and Section 9.05 of the First Restated Credit Agreement), execute such documents as may be reasonably requested by the Successor Administrative Agent to vest the rights, powers, privileges, protections, indemnities and duties of the “Administrative Agent” under the Loan Documents and take, or cause to be taken, all actions reasonably requested by the Successor Administrative Agent to facilitate the transfer of information in the Existing Administrative Agent’s possession relating to its rights or duties in its capacity as administrative agent

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under the Loan Documents from the Existing Administrative Agent to the Successor Administrative Agent; provided that any assignment, conveyance or other document to be furnished or executed by, or other action to be taken by, the Existing Administrative Agent shall be reasonably satisfactory to it, and the Existing Administrative Agent shall be reasonably satisfied that the delivery of any information requested of it would not breach any confidentiality restrictions binding on it; provided, further, that nothing in this Section shall require the Existing Administrative Agent to incur any expenses or liabilities for which it would not be entitled to reimbursement or indemnification under this Amendment Agreement or other Loan Documents.

(b) The Existing Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing believed by it to be genuine and to have been signed or sent by the proper Person. The Existing Administrative Agent may also rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. Without limiting the foregoing, it is understood and agreed that (i) the Existing Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any information with respect to any Lender provided by such Lender and (ii) any information heretofore or hereafter provided by the Existing Administrative Agent to the Successor Administrative Agent is being provided without any representation or warranty by the Existing Administrative Agent. The Existing Administrative Agent may at Holdings’ and the Borrower’s sole expense (in accordance with and pursuant to Article 8 and Section 9.05 of the Existing Credit Agreement, and upon its effectiveness, the First Restated Credit Agreement) consult with legal counsel, independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

(c) In connection with this Amendment Agreement and the Collateral Agency Transfer Agreement and the transactions contemplated thereunder, the Existing Collateral Agent covenants and agrees that it will, in each case at the sole expense of the Borrower, execute such documents as may be reasonably necessary to vest the rights, powers, privileges, protections, indemnities and duties of the “Collateral Agent” under the First Restated Credit Agreement (or, in the event that the Second Restatement Time has occurred, the Second Restated Credit Agreement) and the other Loan Documents and take, or cause to be taken, all actions reasonably necessary to facilitate the transfer of information in the Existing Collateral Agent’s possession relating to its rights or duties in its capacity as collateral agent under the Loan Documents from the Existing Collateral Agent to the Successor Collateral Agent; provided that any assignment, conveyance or other document to be furnished or executed by, or other action to be taken by, the Existing Collateral Agent shall be reasonably satisfactory to it, and the Existing Collateral Agent shall be reasonably satisfied that the delivery of any information requested of it would not breach any confidentiality restrictions binding on it; provided, further, that nothing in this Section shall require the Existing Collateral Agent to incur any expenses or liabilities for which it would not be entitled to reimbursement or indemnification under this Amendment Agreement or other Loan Documents.

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(d) The Existing Collateral Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing believed by it to be genuine and to have been signed or sent by the proper Person. The Existing Collateral Agent may also rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. Without limiting the foregoing, it is understood and agreed that (i) the Existing Collateral Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any information with respect to any Lender provided by such Lender or in connection with this Amendment Agreement or the Collateral Agency Transfer Agreement and (ii) any information heretofore or hereafter provided by the Existing Collateral Agent to the Successor Collateral Agent is being provided without any representation or warranty by the Existing Collateral Agent. The Existing Collateral Agent may at Holdings’ and the Borrower’s sole expense (in accordance with and pursuant to Article 8 and Section 9.05 of the First Restated Credit Agreement (or, in the event that the Administrative Agency Transfer Effective Date has occurred, in accordance with and pursuant to Article 8 and Section 9.05 of the Second Restated Credit Agreement)) consult with legal counsel, independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

SECTION 17. GOVERNING LAW; WAIVER OF JURY TRIAL; JURISDICTION. THIS AMENDMENT AGREEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSES OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY PRINCIPLE OF CONFLICTS OF LAW THAT COULD REQUIRE THE APPLICATION OF ANY OTHER LAW. SECTIONS 9.05 AND 9.11 OF THE FIRST RESTATED CREDIT AGREEMENT ARE HEREBY INCORPORATED INTO THIS AMENDMENT AGREEMENT MUTATIS MUTANDIS.

SECTION 18. Counterparts. This Amendment Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment Agreement by facsimile or other electronic means shall be effective as delivery of a manually executed counterpart of this Amendment Agreement.

SECTION 19. Headings. The headings of this Amendment Agreement are not a part of this Amendment Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment Agreement.

SECTION 20. Administrative Agent. Each of the undersigned Lenders (and each person that becomes a Lender by accepting an assignment of Term B-5 Refinancing Loans, by virtue of such acceptance) hereby authorize and direct (a) each of the Existing Administrative Agent, the Existing Collateral Agent and the Successor Administrative Agent to execute and deliver this Amendment Agreement, (b) the

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Successor Administrative Agent to, on or after the Administrative Agency Transfer Effective Date, amend and restate Schedule 9.01 and the Exhibits to the Second Restated Credit Agreement (which amendment and restatement shall only require the consent of the Borrower and the Successor Administrative Agent) to reflect and give effect to the transactions contemplated by the Second Restated Credit Agreement and (c) each of the Existing Administrative Agent, the Existing Collateral Agent, the Successor Administrative Agent and the Successor Collateral Agent to take all actions reasonably requested by the Borrower or the Lenders that are necessary to consummate the transactions set forth in this Amendment Agreement, as agreed to by such directed parties. In executing this Amendment Agreement, each of the Existing Administrative Agent, the Existing Collateral Agent and the Successor Administrative Agent shall be entitled to all of the rights, powers, privileges, protections, immunities and indemnities afforded to the Existing Administrative Agent, the Existing Collateral Agent and/or the Successor Administrative Agent, as the case may be, under the Existing Credit Agreement, and upon its effectiveness, the First Restated Credit Agreement and the Second Restated Credit Agreement, as applicable, as if those rights, protections, immunities and indemnities were set forth fully herein.

[Signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be duly executed by their respective authorized officers as of the date first above written.

LEVEL 3 PARENT, LLC

by:	/s/ Jon Yourkoski
Name: Jon Yourkoski
Title: Senior Vice President, Treasurer/Corporate Development

LEVEL 3 FINANCING, INC.

by:	/s/ Jon Yourkoski
Name: Jon Yourkoski
Title: Senior Vice President, Treasurer/Corporate Development

[Signature Page Level 3 Third Amendment Agreement]

BROADWING, LLC

BTE EQUIPMENT, LLC

GLOBAL CROSSING NORTH AMERICA, INC.

GLOBAL CROSSING NORTH AMERICAN HOLDINGS, INC.

LEVEL 3 ENHANCED SERVICES, LLC

LEVEL 3 INTERNATIONAL, INC.

LEVEL 3 TELECOM, LLC

LEVEL 3 TELECOM HOLDINGS, LLC

LEVEL 3 TELECOM HOLDINGS II, LLC

LEVEL 3 TELECOM MANAGEMENT CO. LLC

LEVEL 3 TELECOM OF ALABAMA, LLC

LEVEL 3 TELECOM OF ARKANSAS, LLC

LEVEL 3 TELECOM OF CALIFORNIA, LP

LEVEL 3 TELECOM OF D.C., LLC

LEVEL 3 TELECOM OF IDAHO, LLC

LEVEL 3 TELECOM OF ILLINOIS, LLC

LEVEL 3 TELECOM OF IOWA, LLC

LEVEL 3 TELECOM OF LOUISIANA, LLC

LEVEL 3 TELECOM OF MISSISSIPPI, LLC

LEVEL 3 TELECOM OF NEW MEXICO, LLC

LEVEL 3 TELECOM OF NORTH CAROLINA, LP

LEVEL 3 TELECOM OF OHIO, LLC

LEVEL 3 TELECOM OF OKLAHOMA, LLC

LEVEL 3 TELECOM OF OREGON, LLC

LEVEL 3 TELECOM OF SOUTH CAROLINA, LLC

LEVEL 3 TELECOM OF TEXAS, LLC

LEVEL 3 TELECOM OF UTAH, LLC

LEVEL 3 TELECOM OF VIRGINIA, LLC

LEVEL 3 TELECOM OF WASHINGTON, LLC

LEVEL 3 TELECOM OF WISCONSIN, LP

VYVX, LLC

by:	/s/ Jon Yourkoski
Name: Jon Yourkoski
Title: Senior Vice President, Treasurer/Corporate Development

[Signature Page Level 3 Third Amendment Agreement]

SIGNATURE PAGE TO

LEVEL 3 THIRD AMENDMENT

AGREEMENT

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Existing Administrative Agent

by:	/s/ Jeffery Rose
Name: Jeffery Rose
Title: Vice President

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Existing Collateral Agent

by:	/s/ Jane Schweiger
Name: Jane Schweiger
Title: Vice President

[Signature Page Level 3 Third Amendment Agreement]

SIGNATURE PAGE TO

LEVEL 3 THIRD AMENDMENT

AGREEMENT

BANK OF AMERICA, N.A., as Successor Administrative Agent

by:	/s/ Don B. Pinzon
Name: Don B. Pinzon
Title: Vice President

BANK OF AMERICA, N.A., as Term B-5 Lender

by:	/s/ Dylan Honza
Name: Dylan Honza
Title: Director

[Signature Page Level 3 Third Amendment Agreement]

Annex I

First Amended and Restated Credit Agreement

[attached]

Annex I to Amendment No. 3

Published CUSIP Numbers:

Deal: 52729KAQ9

Term B-1 Facility: 52729KAR7

Term B-2 Facility: 52729KAS5

Term B-3 Facility: 52729KAT3

Term B-4 Facility: 52729KAU0

Term B-5 Facility: [ ]

CREDIT AGREEMENT

dated as of March 22, 2024

as amended by Amendment No. 1, dated as of March 27, 2025

as amended by Amendment No. 2, dated as of September 29, 2025 as amended by Amendment No. 3, dated as of May 13, 2026

among

LEVEL 3 PARENT, LLC,

as Holdings,

LEVEL 3 FINANCING, INC.,

as the Borrower,

THE LENDERS PARTY HERETO,

and

WILMINGTON TRUST, NATIONAL ASSOCIATION,

as Administrative Agent and as Collateral Agent

BANK OF AMERICA, N.A.,

CITIBANK, N.A.,

GOLDMAN SACHS BANK USA,

JPMORGAN CHASE BANK, N.A.,

MORGAN STANLEY SENIOR FUNDING, INC.,

and

WELLS FARGO SECURITIES, LLC,

as Joint Lead Arrangers and Bookrunners

i

ARTICLE III

ARTICLE IV

Conditions of Lending		119

Section 4.01.	Closing Date	119
Section 4.02.	[Reserved]	121
Section 4.03.	[Reserved]	121

ARTICLE V

ii

ARTICLE VIII

iii

iv

Exhibits and Schedules

Exhibit A	Form of Assignment and Acceptance
Exhibit B	Form of Incremental Assumption Agreement
Exhibit C	Form of Solvency Certificate
Exhibit D	Form of Borrowing Request
Exhibit E	Form of Interest Election Request
Exhibit F	Auction Procedures
Exhibit G	Form of Subordinated Intercompany Note
Exhibit H	[Reserved]
Exhibit I-1	Form of Perfection Certificate
Exhibit I-2	Form of Perfection Certificate (Loan Proceeds Note)
Exhibit J-1	Form of U.S. Tax Certificate (For Non-U.S. Lenders that are not Partnerships for U.S. Federal Income Tax Purposes)
Exhibit J-2	Form of U.S. Tax Certificate (For Non-U.S. Lenders that are Partnerships for U.S. Federal Income Tax Purposes)
Exhibit J-3	Form of U.S. Tax Certificate (For Non-U.S. Participants that are not Partnerships for U.S. Federal Income Tax Purposes)
Exhibit J-4	Form of U.S. Tax Certificate (For Non-U.S. Participants that are Partnerships for U.S. Federal Income Tax Purposes)
Exhibit K	Form of Qualified Joinder
Exhibit L	Omnibus Offering Proceeds Note Subordination Agreement
Exhibit M-1	Form of Loan Proceeds Note Guarantee Agreement
Exhibit M-2	Form of Loan Proceeds Note Collateral Agreement

Schedule 1.01	Specified Subsidiaries
Schedule 2.01	Commitments
Schedule 3.04	Governmental Approvals
Schedule 3.07(c)	Material Real Property
Schedule 3.08(a)	Subsidiaries
Schedule 3.08(b)	Equity Interests
Schedule 3.16	Environmental Matters
Schedule 3.20	Insurance
Schedule 3.21	Intellectual Property
Schedule 5.13	Post-Closing
Schedule 6.01	Indebtedness
Schedule 6.02	Liens
Schedule 6.04	Investments
Schedule 9.01	Notice Information

v

CREDIT AGREEMENT, dated as of March 22, 2024 (this “Agreement”), among Level 3 Parent, LLC, a Delaware limited liability company (“Holdings”), Level 3 Financing, Inc., a Delaware corporation (the “Borrower”), Wilmington Trust, National Association, as Administrative Agent and as Collateral Agent, and each Lender party hereto from time to time.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, the parties hereto hereby covenant and agree as follows:

ARTICLE I

DEFINITIONS

Section 1.01. Defined Terms. As used in this Agreement, the following terms shall have the meanings specified below:

“ABR” shall mean for any day a fluctuating rate per annum equal to the highest of (a) the Federal Funds Rate plus 1/2 of 1%, (b) the rate of interest in effect for such day as published in the Wall Street Journal (or comparable publication or service for publishing the “prime rate”) as the “prime rate”, (c) Term SOFR plus 1.00% and (d) 1.00%. Any change in such prime rate shall take effect at the opening of business on the day such change is published. If ABR is being used as an alternate rate of interest pursuant to Section 2.14, then ABR shall be the greater of clauses (a), (b) and (d) above and shall be determined without reference to clause (c) above. “ABR” when used with respect to any Loan or Borrowing, refers to whether such Loan, or the Loans included in such Borrowing, bear interest by reference to the ABR.

“ABR Borrowing” shall mean a Borrowing comprised of ABR Loans.

“ABR Loan” shall mean any Loan bearing interest at a rate determined by reference to the ABR in accordance with the provisions of Article II.

“Acquisition Transaction” shall mean the purchase or other acquisition (in one transaction or a series of transactions, including by merger or otherwise) by the Borrower or any Subsidiary of all or substantially all the property, assets or business of another person, or assets constituting a business unit, line of business or division of, any person, or of a majority of the outstanding Equity Interests of any person (including any Investment which serves to increase the Borrower’s or any Subsidiary’s respective equity ownership in any Joint Venture or other person to an amount in excess (or further in excess) of the majority of the outstanding Equity Interests of such Joint Venture or other person).

“Administrative Agent” shall mean Wilmington Trust, National Association, in its capacity as administrative agent under any of the Loan Documents, or any successor administrative agent.

“Administrative Agent Fee Letter” shall mean that certain Fee Letter, dated as of the Closing Date, between the Borrower and the Administrative Agent (as may be amended, restated, supplemented or otherwise modified, or replaced).

“Administrative Agent Fees” shall have the meaning assigned to such term in Section 2.12(a).

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“Administrative Questionnaire” shall mean an Administrative Questionnaire in the form supplied by the Administrative Agent.

“Affected Financial Institution” shall mean (a) any EEA Financial Institution or (b) any UK Financial Institution.

“Affiliate” shall mean, when used with respect to a specified person, another person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the person specified.

“Agents” shall mean the Administrative Agent and the Collateral Agent.

“Agreement” shall have the meaning assigned to such term in the introductory paragraph of this Agreement, as may be amended, restated, amended and restated, supplemented or otherwise modified from time to time.

“All-In Yield” shall mean as to any Indebtedness (or Term Loans of any Class), as of any date of determination, the yield thereof, whether in the form of interest rate, margin, original issue discount, upfront fees or an interest rate floor (such as a Term SOFR floor or ABR floor) as of such date; provided that, when determining the All-In Yield:

(a) (i) if such Indebtedness (or Term Loans of any Class) is, by its terms, capable of being priced with reference to three month Term SOFR for Dollar denominated loans, then All-In Yield shall be measured with reference to such Term SOFR rate, and (ii) if such Indebtedness (or Term Loans of any Class) is not, by its terms, capable of being priced with reference to such Term SOFR rate, including if such Indebtedness (or Term Loans of any Class) is priced with reference to a fixed rate of interest, then for purpose of determining the All-In Yield, such Indebtedness (or Term Loans of any Class) shall be deemed to be swapped so that such Indebtedness would effectively be priced with reference to such Term SOFR rate on a customary matched maturity basis in a customary manner;

(b) if such Indebtedness (or Term Loans of any Class) is priced with reference to a margin that is subject to a leverage-based or other pricing grid, then for purpose of determining the All-In Yield the margin applicable to such Indebtedness (or Term Loans of any Class) shall be determined with reference to such grid as of such date of measurement;

(c) original issue discount and similar upfront fees shall be equated to interest rate assuming a 4-year life to maturity (or, if less, the stated life to maturity of the applicable Indebtedness as of such time); and

(d) All-In Yield shall not include any arrangement fees, structuring fees, underwriting fees, commitment fees, amendment fees, ticking fees or any other fees similar to the foregoing (regardless of how such fees are computed or to whom paid), fees not paid by a Loan Party, interest payable in kind or prepayment (or repayment) premiums applicable to such Indebtedness.

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When comparing the All-In Yield of any Indebtedness (or Term Loans of any Class) to the All-In Yield of the Term B-5 Loans (or any other applicable Indebtedness), as of any date,

(i) if such Indebtedness (or Term Loans of any Class) includes an interest rate floor that is greater than the corresponding interest rate floor applicable to the Term B-5 Loans (or such other applicable Indebtedness), the amount of such differential will increase the applicable margin with respect to such Indebtedness (or Term Loans of such Class) for purposes of determining All-In Yield, but only to the extent an increase in the interest rate floor applicable to the Term B-5 Loans (or such other applicable Indebtedness) as of such date would cause an increase in the interest rate applicable to the Term B-5 Loans (or such other applicable Indebtedness) at such time, and in such case, for purposes of applying the provisions of Section 2.21(b)(v), the interest rate floor (but not the interest rate margin) applicable to the Term B-5 Loans (or such other applicable Indebtedness) shall be increased to the extent of such differential between interest rate floors; and

(ii) if such Indebtedness (or Term Loans of any Class) includes an interest rate floor that is lower than the corresponding interest rate floor applicable to the Term B-5 Loans (or such other applicable Indebtedness), or does not include an interest rate floor, and, as of such date of determination, the applicable interest rate floor with respect to Term B-5 Loans (or such other applicable Indebtedness) is the basis for determining its margin, then the amount of such differential (which shall be deemed to be 0.00% in the case of Indebtedness without an interest rate floor) shall reduce the applicable margin with respect to such Indebtedness (or Term Loans of such Class) for purposes of determining All-In Yield.

“Amendment Agreement” shall mean the Amendment Agreement, dated as of March 22, 2024, among Holdings, the Borrower, the other Guarantors party thereto, the Existing Credit Agreement Agent and the lenders under the Existing Credit Agreement party thereto.

“Amendment No. 1” shall mean that certain First Amendment Agreement, dated as of the Amendment No. 1 Effective Date, among Holdings, the Borrower, the Guarantors party thereto, the Administrative Agent and the lenders party thereto.

“Amendment No. 1 Arrangers” shall mean Bank of America, N.A., Citibank, N.A., JPMorgan Chase Bank, N.A., Morgan Stanley Senior Funding, Inc., Barclays Bank PLC, Goldman Sachs Bank USA, RBC Capital Markets1 and Wells Fargo Securities, LLC.

“Amendment No. 1 Effective Date” shall mean March 27, 2025.

“Amendment No. 1 Total Leverage Ratio” shall mean 6.60 to 1.00.

“Amendment No. 2” shall mean that certain Second Amendment Agreement, dated as of the Amendment No. 2 Effective Date, among Holdings, the Borrower, the Guarantors party thereto, the Administrative Agent and the lenders party thereto.

“Amendment No. 2 Arrangers” shall mean Bank of America, N.A., JPMorgan Chase Bank, N.A., Barclays Bank PLC, Citibank, N.A., Goldman Sachs Bank USA, Morgan Stanley Senior Funding, Inc., RBC Capital Markets2 and Wells Fargo Securities, LLC.

[1]	RBC Capital Markets is a brand name for the capital markets activities of Royal Bank of Canada and its affiliates.
[2]	RBC Capital Markets is a brand name for the capital markets activities of Royal Bank of Canada and its affiliates.

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“Amendment No. 2 Effective Date” shall mean September 29, 2025.

“Amendment No. 3” shall mean that certain Third Amendment Agreement, dated as of the Amendment No. 3 Effective Date, among Holdings, the Borrower, the Guarantors party thereto, the Administrative Agent, the Collateral Agent, Bank of America, N.A. and the lenders party thereto.

“Amendment No. 3 Arrangers” shall mean Bank of America, N.A., Citibank, N.A., Goldman Sachs Bank USA, JPMorgan Chase Bank, N.A., Morgan Stanley Senior Funding, Inc. and Wells Fargo Securities, LLC.

“Amendment No. 3 Effective Date” shall mean May 13, 2026.

“Anti-Corruption Laws” shall mean laws or rules related to bribery or anti-corruption, including the United States Foreign Corrupt Practices Act of 1977, as amended, and the UK Bribery Act 2010.

“Applicable Date” shall have the meaning assigned to such term in Section 9.08(f).

“Applicable Margin” shall mean for any day:

(a) with respect to any Term B Loan, 2.75% per annum in the case of any Term SOFR Loan and 1.75% per annum in the case of any ABR Loan; and

(b) with respect to any Other Term Loan or any Incremental Revolving Loan, the “Applicable Margin” set forth in the Incremental Assumption Agreement, Extension Amendment or Refinancing Amendment (as applicable) relating thereto.

“Approved Fund” shall have the meaning assigned to such term in Section 9.04(b)(ii).

“Arrangers” shall mean, collectively, the Amendment No. 1 Arrangers, the Amendment No. 2 Arrangers and the Amendment No. 3 Arrangers.

“Asset Sale” shall mean (a) any Disposition (including any sale and lease-back of assets and any lease of Real Property) to any person of any asset or assets of the Borrower or any Subsidiary and (b) any sale of any Equity Interests of any Subsidiary to a person other than the Borrower or a Subsidiary.

“Assignee” shall have the meaning assigned to such term in Section 9.04(b)(i).

“Assignment and Acceptance” shall mean an assignment and acceptance entered into by a Lender and an Assignee, and accepted by the Administrative Agent and the Borrower (if required by Section 9.04), substantially in the form of Exhibit A.

“Auction Manager” shall have the meaning assigned to such term in Section 2.25(a).

“Auction Procedures” shall mean auction procedures with respect to Purchase Offers set forth in Exhibit F hereto.

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“Available Amount” shall mean, as of any date of determination, a cumulative amount equal to the sum of, without duplication:

(a) the greater of (x) $430,000,000 and (y) 30.0% of Pro Forma LTM EBITDA; plus

(b) the Retained Excess Cash Flow; plus

(c) the aggregate amount of any capital contribution in respect of Qualified Equity Interests or the proceeds of any issuance of Qualified Equity Interests after the Closing Date received as cash equity (other than amounts received and used to make “Restricted Payments” pursuant to Section 6.06(b)) by Holdings (and contributed to the Borrower), the Borrower or any Subsidiary that is a Loan Party from Lumen or any Subsidiary of Lumen (other than Holdings or the Borrower, any of the Subsidiaries or any Unrestricted Subsidiary), in each case during the period from and including the day immediately following the Closing Date through and including such date; plus

(d) the net cash proceeds received by Holdings (and contributed to the Borrower), the Borrower or any Subsidiary that is a Loan Party directly from any Investment by Lumen or any Subsidiary of Lumen (other than Holdings or the Borrower or any of the Subsidiaries or any Unrestricted Subsidiary) in Holdings, the Borrower or any Subsidiary that is a Loan Party during the period from and including the day immediately following the Closing Date through and including such time (other than amounts received and used to make “Restricted Payments” pursuant to Section 6.06(b)); plus

(e) the aggregate amount of cash proceeds received by Holdings (and contributed to the Borrower), the Borrower or any Subsidiary that is a Loan Party from the payment of interest by Lumen in respect of any loans outstanding under the Lumen Intercompany Loan during the period from and including the day immediately following the Closing Date through and including such date; plus

(f) the aggregate amount of cash proceeds received by Holdings (and contributed to the Borrower), the Borrower or any Subsidiary that is a Loan Party from the payment of interest by Lumen in respect of any loans outstanding under the Lumen Intercompany Revolving Loan or any other intercompany loan between Lumen and LVLT not prohibited by this Agreement (other than intercompany loans made pursuant to Section 6.04(t)) during the period from and including the day immediately following the Closing Date through and including such date; minus

(g) an amount equal to the amount of Restricted Payments made (or deemed made) pursuant to Section 6.06(d) after the Closing Date and prior to such time or contemporaneously therewith (for avoidance of doubt, neither the distribution or transfer of proceeds of the EMEA Sale (as defined in the Transaction Support Agreement) in connection therewith nor the Specified Lumen Tech Secured Notes Distribution shall be deemed to have been made pursuant to such Section 6.06(d)); minus

(h) an amount equal to the amount of Investments made (or deemed made) pursuant to Section 6.04(cc) after March 1, 2025 and prior to such time or contemporaneously therewith;

provided, that notwithstanding anything to the contrary herein, the Available Amount shall exclude the cash proceeds contributed by Lumen to Holdings on or about the Closing Date in the amount of $210,000,000 in connection with the consummation of the Transactions.

5

“Bail-In Action” shall mean the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution.

“Bail-In Legislation” shall mean, (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, rule, regulation or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings).

“Bankruptcy Code” shall mean Title 11 of the United States Code entitled “Bankruptcy,” as now or hereafter in effect, and any successor thereto.

“Beneficial Ownership Certification” shall mean a certification regarding beneficial ownership required by the Beneficial Ownership Regulation.

“Beneficial Ownership Regulation” shall mean 31 C.F.R. § 1010.230.

“Benefit Plan” shall mean any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in and subject to Section 4975 of the Code or (c) any person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”.

“Board” shall mean the Board of Governors of the Federal Reserve System of the United States of America.

“Board of Directors” shall mean, as to any person, the board of directors, the board of managers, the sole manager or other governing body of such person or (other than for purposes of the definition of “Change of Control”) any duly appointed committee thereof.

“Borrower” shall have the meaning assigned to such term in the preamble hereto.

“Borrower Materials” shall have the meaning assigned to such term in Section 5.04.

“Borrowing” shall mean a group of Loans of a single Class and Type, and made on a single date and, in the case of Term SOFR Loans, as to which a single Interest Period is in effect.

“Borrowing Minimum” shall mean (a) in the case of Term SOFR Loans, $5,000,000 and (b) in the case of ABR Loans, $1,000,000 (or such other Borrowing Minimum as set forth in any Incremental Assumption Agreement giving effect to an Incremental Revolving Facility).

“Borrowing Multiple” shall mean (a) in the case of Term SOFR Loans, $1,000,000 and (b) in the case of ABR Loans, $250,000 (or such other Borrowing Multiple as set forth in any Incremental Assumption Agreement giving effect to an Incremental Revolving Facility).

“Borrowing Request” shall mean a request by the Borrower in accordance with the terms of Section 2.03 and substantially in the form of Exhibit D appropriately completed and signed by a Responsible Officer of the Borrower.

6

“Business Day” shall mean any day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the laws of, or are in fact closed in, New York, New York and the state where primary office of the Administrative Agent for the administration of this Agreement is located.

“Capital Expenditures” shall mean, for any person in respect of any period, the aggregate of all expenditures incurred by such person during such period that, in accordance with GAAP, are or should be included in “additions to property, plant or equipment” or similar items reflected in the statement of cash flows of such person; provided, that Capital Expenditures for the Borrower and the Subsidiaries shall not include:

(a) expenditures to the extent made with proceeds of the issuance of Qualified Equity Interests of the Borrower or capital contributions to the Borrower or funds that would have constituted Net Proceeds under clause (a) of the definition of “Net Proceeds” (but that will not constitute Net Proceeds as a result of the proviso to such clause (a));

(b) expenditures of proceeds of insurance settlements, condemnation awards and other settlements in respect of lost, destroyed, damaged or condemned assets, equipment or other property to the extent such expenditures are made to replace or repair such lost, destroyed, damaged or condemned assets, equipment or other property or otherwise to acquire, maintain, develop, construct, improve, upgrade or repair assets or properties useful in the business of the Borrower and the Subsidiaries to the extent such proceeds are not then required to be applied to prepay Term Loans pursuant to Section 2.11(b);

(c) interest capitalized during such period;

(d) expenditures that are accounted for as capital expenditures of such person and that actually are paid for by a third party (excluding the Borrower or any Subsidiary) and for which none of the Borrower or any Subsidiary has provided or is required to provide or incur, directly or indirectly, any consideration or obligation to such third party or any other person (whether before, during or after such period);

(e) the book value of any asset owned by such person prior to or during such period to the extent that such book value is included as a capital expenditure during such period as a result of such person reusing or beginning to reuse such asset during such period without a corresponding expenditure actually having been made in such period; provided that any expenditure necessary in order to permit such asset to be reused shall be included as a Capital Expenditure during the period that such expenditure actually is made;

(f) the purchase price of equipment purchased during such period to the extent that the consideration therefor consists of any combination of (i) used or surplus equipment traded in at the time of such purchase, (ii) the proceeds of a concurrent sale of used or surplus equipment, in each case, in the ordinary course of business or (iii) assets Disposed of pursuant to Section 6.05(m);

(g) Investments in respect of a Permitted Business Acquisition; or

(h) the purchase of property, plant or equipment made with proceeds from any Asset Sale to the extent such proceeds are not then required to be applied to prepay Term Loans pursuant to Section 2.11(b).

7

“Capitalized Lease Obligations” shall mean, at the time any determination thereof is to be made, the amount of the liability in respect of a finance lease that would at such time be required to be capitalized and reflected as a liability on the balance sheet (excluding the footnotes thereto) in accordance with GAAP; provided, that all obligations of any person that are or would be characterized as operating lease obligations in accordance with GAAP on October 31, 2016 (whether or not such operating lease obligations were in effect on such date) may, in the sole discretion of the Borrower, continue to be accounted for as operating lease obligations (and not as Capitalized Lease Obligations) for purposes of this Agreement regardless of any change in GAAP following such date that would otherwise require such obligations to be recharacterized (on a prospective or retroactive basis or otherwise) as Capitalized Lease Obligations.

“Cash Management Agreement” shall mean any agreement to provide to the Borrower or any Subsidiary cash management services, including for collections, treasury management services (including controlled disbursement, overdraft, automated clearing house fund transfer services, return items and interstate depository network services), any demand deposit, payroll, trust or operating account relationships, commercial credit cards, merchant card, purchase or debit cards, non-card e-payables services, and other cash management services, including electronic funds transfer services, lockbox services, stop payment services and wire transfer services.

“Cash Management Bank” shall mean any person that, at the time it enters into a Cash Management Agreement (or on the Closing Date or on the date of any Incremental Assumption Agreement evidencing an Incremental Revolving Facility), is an Agent, a Lender or an Affiliate of any such person, in each case, in its capacity as a party to such Cash Management Agreement.

“Casualty Event” shall mean any event that gives rise to the receipt by a Loan Party of any property or casualty insurance proceeds or any condemnation awards, in each case, in respect of any equipment, fixed assets or real property (including any improvements thereon) to replace or repair such equipment, fixed assets or real property.

“CFC” shall mean a “controlled foreign corporation” within the meaning of Section 957(a) of the Code.

“Change in Law” shall mean (a) the adoption of any law, rule, treaty or regulation after the Closing Date, (b) any change in law, rule, treaty or regulation or in the interpretation or application thereof by any Governmental Authority after the Closing Date or (c) compliance by any Lender (or, for purposes of Section 2.15(b), by any Lending Office of such Lender or by such Lender’s holding company, if any) with any written request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the Closing Date; provided, that notwithstanding anything herein to the contrary, (x) all requests, rules, guidelines or directives under or issued in connection with the Dodd-Frank Wall Street Reform and Consumer Protection Act, all interpretations and applications thereof and any compliance by a Lender with any request or directive relating thereto and (y) all requests, rules, guidelines or directives promulgated under or in connection with, all interpretations and applications of, and any compliance by a Lender with any request or directive relating to the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States of America or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case under clauses (x) and (y) be deemed to be a “Change in Law,” regardless of the date enacted, adopted or issued but only to the extent it is the general policy of a Lender to impose applicable increased costs or costs in connection with capital adequacy requirements similar to those described in clauses (a) and (b) of Section 2.15 generally on other similarly situated borrowers under similar circumstances under agreements permitting such impositions.

8

“Change of Control” shall mean the occurrence of any of the following events:

(a) if any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act or any successor provisions to either of the foregoing), including any group acting for the purpose of acquiring, holding, voting or disposing of securities within the meaning of Rule 13d-5(b)(1) under the Exchange Act becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act, except that a person will be deemed to have “beneficial ownership” of all shares that any such person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), but excluding Lumen or any Wholly-Owned Subsidiary of Lumen, directly or indirectly, of 50% or more of the total voting power of the Voting Stock of Holdings;

(b) the sale, transfer, assignment, lease, conveyance or other disposition, directly or indirectly, of all or substantially all of the assets of Holdings and its Subsidiaries considered as a whole shall have occurred; or

(c) the shareholders of Holdings or the Borrower shall have approved any plan of liquidation or dissolution of Holdings or the Borrower, respectively.

Notwithstanding the preceding or any provision of Rule 13d-3 or 13d-5 under the Exchange Act, (i) a person or group shall not be deemed to beneficially own Voting Stock (x) subject to a stock or asset purchase agreement, merger agreement, option agreement, warrant agreement or similar agreement (or voting or option or similar agreement related thereto) until the consummation of the acquisition of the Voting Stock in connection with the transactions contemplated by such agreement or (y) as a result of veto or approval rights in any joint venture agreement, shareholder agreement or other similar agreement and (ii) a person or group shall not be deemed to beneficially own the Voting Stock of another person as a result of its ownership of Voting Stock or other securities of such other person’s parent entity (or related contractual rights) unless it owns more than 50% of the total voting power of the Voting Stock entitled to vote for the election of directors of such parent.

“Change of Control Triggering Event” shall mean the occurrence of both a Change of Control and a Rating Decline with respect to the Term Loans within thirty (30) days of each other.

“Charges” shall have the meaning assigned to such term in Section 9.09.

“Class” shall mean, (a) when used in respect of any Loan or Borrowing, whether such Loan or the Loans comprising such Borrowing are Term B-1 Loans, Term B-2 Loans, Term B-3 Loans, Term B-4 Loans, Term B-5 Loans, Other Term Loans established as a separate Class or Incremental Revolving Loans of a specified Class; and (b) when used in respect of any Commitment, whether such Commitment is in respect of a commitment to make Term B-1 Loans, Term B-2 Loans, Term B-3 Loans, Term B-4 Loans, Term B-5 Loans, Other Term Loans of a specified Class or Incremental Revolving Loans of a specified Class.

“Closing Date” shall mean March 22, 2024.

“Closing Date Rating” shall mean B3 in the case of Moody’s and B in the case of S&P, which were the respective ratings assigned to the Existing 2027 Term Loans by the Rating Agencies on the Closing Date.

“CME” shall mean CME Group Benchmark Administration Limited.

9

“Code” shall mean the U.S. Internal Revenue Code of 1986, as amended.

“Collateral” shall mean all the “Collateral” as defined in any Security Document and shall also include the Mortgaged Properties and all other property that is subject to any Lien in favor of the Collateral Agent or any Subagent for the benefit of the Secured Parties pursuant to any Security Document; provided, that notwithstanding anything to the contrary herein or in any Security Document or other Loan Document, in no case shall the Collateral include any Excluded Property.

“Collateral Agent” shall mean Wilmington Trust, National Association, acting in its capacity as collateral agent for the Secured Parties, together with its successors and permitted assigns in such capacity.

“Collateral Agent Fee Letter” shall mean that certain Fee Letter, dated on or prior to the Closing Date, between the Borrower and the Collateral Agent (as may be amended, restated, supplemented or otherwise modified, or replaced).

“Collateral Agent Fees” shall have the meaning assigned to such term in Section 2.12(b).

“Collateral Agreement” shall mean the Collateral Agreement (First Lien), dated as of the Closing Date, as may be amended, restated, amended and restated, supplemented or otherwise modified from time to time, among each Collateral Guarantor, the Collateral Agent and the representatives from time to time party thereto.

“Collateral and Guarantee Requirement” shall mean the requirement that (in each case, subject to (x) Section 5.10(g), (j) and (l), (y) Schedule 5.13 and (z) Section 9.28 (which, for the avoidance of doubt, shall override any conflicting part of the applicable clauses of this definition of “Collateral and Guarantee Requirement”)):

(a) on the Closing Date, to the extent not previously delivered, the Collateral Agent shall have received from (i) the Borrower and each Collateral Guarantor, a counterpart of the Collateral Agreement and (ii) from each Guarantor, a counterpart of the Guarantee Agreement, in each case duly executed and delivered on behalf of such person;

(b) on the Closing Date, to the extent not previously delivered, (i) (x) all outstanding Equity Interests directly owned by the Collateral Guarantors, other than Excluded Securities, and (y) all Indebtedness owing to any Collateral Guarantor, other than Excluded Securities, shall have been pledged or assigned for security purposes pursuant to the Security Documents and (ii) the Collateral Agent shall have received certificates, updated share registers (where necessary under the laws of any applicable jurisdiction in order to create a perfected security interest in such Equity Interests) or other instruments (if any) representing such Equity Interests and any notes or other instruments required to be delivered pursuant to the applicable Security Documents, together with stock powers, note endorsements or other instruments of transfer with respect thereto (as applicable) endorsed in blank;

(c) in the case of any person that becomes a Guarantor after the Closing Date, the Agents shall have received (i) a supplement to the Guarantee Agreement in accordance with the terms thereof and (ii) in the case of a Collateral Guarantor, supplements to the Collateral Agreement in accordance with the terms thereof and, subject to clause (f), any other Security Documents, if applicable, in the form specified therefor, in each case, duly executed and delivered on behalf of such Guarantor;

10

(d) (i) all outstanding Equity Interests of any person that becomes a Guarantor after the Closing Date and that are held by a Collateral Guarantor and (ii) all Equity Interests directly acquired by a Collateral Guarantor after the Closing Date, in each case other than Excluded Securities, shall have been pledged pursuant to the Security Documents, together with stock powers or other instruments of transfer with respect thereto (as applicable) endorsed in blank;

(e) except as otherwise contemplated by this Agreement or any Security Document, all documents and instruments, including Uniform Commercial Code financing statements, and filings with the United States Copyright Office and the United States Patent and Trademark Office to be delivered, filed, registered or recorded to create the Liens intended to be created by the Security Documents (in each case, including any supplements thereto) and perfect such Liens to the extent required by, and with the priority required by, the Security Documents, shall have been delivered, filed, registered or recorded substantially concurrently with, or promptly following, the execution and delivery of each such Security Document;

(f) if and only if there is a requirement to grant mortgages under any Indebtedness secured by Liens that rank pari passu to the Liens on the Collateral securing the Obligations as of the date any mortgage would be required to be put in place pursuant to Section 5.10(c), within (x) 180 days after the Closing Date with respect to each Material Real Property set forth on Schedule 3.07(c) that is not located in a Special Flood Hazard Area (as determined by the Borrower in consultation with the Collateral Agent) (which period shall automatically be extended in 60 day increments so long as the Borrower is using commercially reasonable efforts) and (y) the time periods set forth in Section 5.10 with respect to Mortgaged Properties to be encumbered pursuant to Section 5.10 (including any Regulated Grantor Subsidiary that becomes a Collateral Guarantor), the Borrower shall have used commercially reasonable efforts to cause the Collateral Agent to have received:

(i) counterparts of each Mortgage to be entered into with respect to each such Mortgaged Property duly executed and delivered by the record owner of such Mortgaged Property and suitable for recording or filing in all filing or recording offices that the Borrower shall determine in good faith are necessary or desirable in order to create a valid and enforceable Lien subject to no other Liens except Permitted Liens, at the time of recordation thereof;

(ii) with respect to the Mortgage encumbering each such Mortgaged Property, customary opinions of counsel regarding the enforceability, due authorization, execution and delivery of the Mortgages and such other matters customarily covered in real estate counsel opinions; and

(iii) with respect to each such Mortgaged Property, the Flood Documentation;

(g) if and only if there is a requirement to grant mortgages under any Indebtedness secured by Liens that rank pari passu to the Liens on the Collateral securing the Obligations as of the date any mortgage would be required to be put in place pursuant to Section 5.10(c), within (x) 180 days after the Closing Date with respect to each Material Real Property set forth on Schedule 3.07(c) (which period shall automatically be extended in 60 day increments so long as the Borrower is using commercially reasonable efforts) and (y) the time periods set forth in Section 5.10 with respect to Mortgaged Properties to

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be encumbered pursuant to Section 5.10 (including any Regulated Grantor Subsidiary that becomes a Collateral Guarantor), the Borrower shall have used commercially reasonable efforts to cause the Collateral Agent to have received:

(i) a policy or policies or marked up unconditional binder of title insurance with respect to each such Mortgaged Property, or a date-down and modification endorsement, if available, in an amount not to exceed the fair market value of the applicable Mortgaged Property, as determined in good faith by the Borrower, paid for by the Borrower, issued by a nationally recognized title insurance company insuring the Lien of each Mortgage as a valid Lien on the Mortgaged Property described therein, free of any other Liens except Permitted Liens, at the time of recordation thereof, together with customary endorsements, coinsurance and reinsurance which are available at commercially reasonable rates in the jurisdiction where the applicable Mortgaged Property is located and

(ii) a survey or “express map” (or other aerial map) of each Mortgaged Property (including all improvements and easements), as applicable, for which all reasonable and necessary fees (where applicable) have been paid by the Borrower, which is (A) in the case of a survey, complying in all material respects with the minimum detail requirements of the American Land Title Association and American Congress of Surveying and Mapping as such requirements are in effect on the date of preparation of such survey and (B) in each case, sufficient for such title insurance policy relating to such Mortgaged Property and issue the customary survey related endorsements;

(h) evidence of the insurance (if any) and endorsements required by the terms of Section 5.02 hereof shall have been received by the Collateral Agent; and

(i) after the Closing Date, the Collateral Agent shall have received, (i) such other Security Documents as may be required to be delivered pursuant to Section 5.10 or the Security Documents (including, for the avoidance of doubt, any Account Control Agreement (as defined in the Collateral Agreement) required to be delivered pursuant to Section 3.3 of the Collateral Agreement), and (ii) upon reasonable request by the Collateral Agent, evidence of compliance with any other requirements of Section 5.10.

The foregoing provisions shall not require the creation or perfection of pledges of or security interests in particular assets if and for so long as, in the reasonable and good faith judgment of the Borrower (which shall give due consideration to the use of commercially reasonable efforts), and upon notice delivered to the Administrative Agent and the Collateral Agent, the cost of creating or perfecting such pledges or security interests in such assets shall be excessive in view of the benefits to be obtained by the Lenders therefrom. Without limiting the foregoing, the Collateral Agent shall agree to forego making any filing in the United States Patent and Trademark Office with respect to any Intellectual Property of any Collateral Guarantor if the Borrower reasonably determines in good faith that such Intellectual Property, taken together with all other Intellectual Property as to which such filings are not made pursuant to this sentence, (a) is not material to the operations of the Borrower and the Subsidiaries, taken as a whole, and (b) is not a material portion of all of the Collateral based on value. The Collateral Agent shall grant extensions of time in increments of not greater than 60 days for the perfection of security interests in particular assets (including extensions beyond the Closing Date for the perfection of security interests in the assets of the Loan Parties on such date) where the Borrower reasonably determines in good faith, after the use of commercially reasonable efforts, that perfection cannot be accomplished without undue effort or expense by the time or times at which it would otherwise be required by this Agreement or the Security Documents.

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Notwithstanding any provision of this definition or otherwise in this Agreement or any other Loan Document to the contrary,

(a) (i) no Excluded Subsidiary shall be required to become a party to the Guarantee Agreement, the Collateral Agreement or any other Security Document or to Guarantee or create Liens on its assets to secure the Obligations (in each case except as set forth in the definition thereof) and (ii) the Borrower shall have the right, at any time, to designate an Excluded Subsidiary as a Guarantor (and to subsequently release such Guarantee in accordance with Section 9.18(b)), and

(b) (i) (x) no Unregulated Guarantor Subsidiary that is not an Initial Guarantor Subsidiary and (y) no Regulated Guarantor Subsidiary and (ii) (x) no Unregulated Grantor Subsidiary that is not an Initial Grantor Subsidiary and (y) no Regulated Grantor Subsidiary, in each case, that is not a Designated Guarantor Subsidiary or Designated Grantor Subsidiary, as the case may be, shall be required to become a party to the Guarantee Agreement, the Collateral Agreement or any other Security Document or to Guarantee or create Liens on its assets to secure the Obligations if such actions would violate any Requirement of Law as reasonably determined by the Borrower acting in good faith; provided, that the Borrower agrees that (A) it will promptly notify the Agents in the event that at any time thereafter the circumstances preventing such Designated Guarantor Subsidiary or Designated Grantor Subsidiary from becoming a party to the Collateral Agreement or any other Security Document or Guaranteeing or creating Liens on its assets to secure the Obligations shall no longer exist and (B) following the delivery of such notice the provisions of this definition will at all times apply as if no such determination had been made with respect to such Designated Guarantor Subsidiary or Designated Grantor Subsidiary.

Notwithstanding any provision of this definition or any other provision of this Agreement or any other Loan Document, if any Subsidiary is both a Regulated Grantor Subsidiary and a Regulated Guarantor Subsidiary (and is not otherwise an Excluded Subsidiary), such Subsidiary shall not be required to satisfy the Collateral and Guarantee Requirement until such time as both the Collateral Permit Condition and the Guarantee Permit Condition shall have been satisfied with respect to such Subsidiary.

“Collateral Guarantors” shall mean:

(a) each Subsidiary of Holdings that executes the Collateral Agreement on or prior to the Closing Date,

(b) each Guarantor and each Subsidiary of Holdings that becomes a Loan Party pursuant to Section 5.10(d), whether existing on the Closing Date or established, created or acquired after the Closing Date, unless and until such time as the respective Subsidiary is released from its obligations under the Collateral Agreement in accordance with the terms and provisions hereof or thereof, and

(c) Holdings.

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“Collateral Matters Certificate” shall have the meaning assigned to such term in Section 9.18(e).

“Collateral Permit Condition” shall mean, with respect to any Regulated Grantor Subsidiary, that such Regulated Grantor Subsidiary has obtained all material (as determined in good faith by the Borrower) authorizations and consents of federal and state Governmental Authorities required, if any, in order for it to become a Collateral Guarantor under the Collateral Agreement and to satisfy the Collateral and Guarantee Requirement insofar as the authorizations and consents so permit.

“Commitments” shall mean with respect to any Lender, such Lender’s (a) Term B Commitment, (b) Incremental Commitment and/or (c) commitment to make Refinancing Term Loans.

“Commodity Exchange Act” shall mean the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.

“Comparable Financing” shall mean any Indebtedness that is (a) in the form of a “term loan B” facility, (b) denominated in Dollars and (c) secured by Liens on Collateral that rank pari passu in priority with the Liens that secure the Term B-5 Loans.

“Conforming Changes” shall mean, with respect to the use, administration of or any conventions associated with SOFR or any proposed Successor Rate or Term SOFR, as applicable, any conforming changes to the definitions of “ABR”, “SOFR”, “Term SOFR” and “Interest Period”, timing and frequency of determining rates and making payments of interest and other technical, administrative or operational matters (including, for the avoidance of doubt, the definitions of “Business Day” and “U.S. Government Securities Business Day”, timing of borrowing requests or prepayment, conversion or continuation notices and length of lookback periods) as may be appropriate, in the reasonable determination of the Borrower made in good faith, to reflect the adoption and implementation of such applicable rate(s) and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Borrower reasonably determines in good faith that adoption of any portion of such market practice is not administratively feasible or that no market practice for the administration of such rate exists, in such other manner of administration as the Borrower reasonably determines in good faith is reasonably necessary in connection with the administration of this Agreement and any other Loan Document); provided that such Conforming Changes are administratively feasible for the Administrative Agent.

“Consolidated Debt” shall mean, as of any date of determination for any person, the sum of (without duplication) the principal amount of all Indebtedness of the type set forth in clauses (a), (b), (e) (to the extent related to any Indebtedness that would otherwise constitute Consolidated Debt), (f) and (k) of the definition of “Indebtedness” of such person and its Subsidiaries determined on a consolidated basis on such date and including the principal amount of the LVLT Limited Guarantee; provided, that the amount of any Indebtedness with respect to which the applicable obligors have entered into currency hedging arrangements shall be calculated giving effect to such currency hedging arrangements; provided, further, that Consolidated Debt will not include any (i) Indebtedness under any Qualified Receivable Facility, (ii) Indebtedness under any Qualified Securitization Facility or Qualified Digital Products Facility, (iii) undrawn letters of credit and bank guarantees and (iv) obligations under any Hedging Agreement.

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“Consolidated First Lien Debt” shall mean, on any date, Consolidated Debt that is then secured by First Liens outstanding as of the last day of the Test Period most recently ended.

“Consolidated Net Income” shall mean, with respect to any person for any period, the aggregate Net Income of such person and its subsidiaries for such period, on a consolidated basis, in accordance with GAAP; provided, that the Net Income for such period of any person that is not a subsidiary of such person, or is an Unrestricted Subsidiary, or that is accounted for by the equity method of accounting, shall be included only to the extent of the amount of dividends or distributions or other payments actually paid in cash, Permitted Investments or other cash equivalents (or to the extent converted into cash, Permitted Investments or other cash equivalents) to the referent person or a Subsidiary thereof in respect of such period.

“Consolidated Priority Debt” shall mean, on any date, the sum of

(a) the aggregate principal amount of Consolidated Debt consisting of the Obligations, the First Lien Notes, the Existing 2027 Term Loans and the LVLT Limited Guarantee outstanding as of the last day of the Test Period most recently ended as of such date and

(b) any other Consolidated Debt that is then secured by Other First Liens or Second Liens outstanding as of the last day of the Test Period most recently ended.

“Consolidated Total Assets” shall mean, as of any date of determination, the total assets of Holdings, the Borrower and the Subsidiaries, determined on a consolidated basis in accordance with GAAP, but excluding amounts attributable to Investments in Unrestricted Subsidiaries, as set forth on the consolidated balance sheet of Holdings as of the last day of the Test Period ending immediately prior to such date for which financial statements of Holdings have been delivered (or were required to be delivered) pursuant to Section 5.04(a) or 5.04(b), as applicable. Consolidated Total Assets shall be determined on a Pro Forma Basis.

“Control” shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a person, whether through the ownership of voting power or securities, by contract or otherwise, and “Controls” and “Controlled” shall have meanings correlative thereto.

“Covered Party” shall have the meaning assigned to such term in Section 9.25.

“Credit Event” shall mean the funding of any Loan (but excluding, for the avoidance of doubt, any continuation of a Loan or conversion of a Loan from one Type to another).

“Cured or Waived Default” shall have the meaning assigned to such term in Section 7.01.

“Daily Simple SOFR” with respect to any applicable determination date shall mean the SOFR published on such date on the Federal Reserve Bank of New York’s website (or any successor source).

“Debtor Relief Laws” shall mean the Bankruptcy Code and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief laws of the United States of America or other applicable jurisdictions from time to time in effect.

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“Declined Prepayment Amount” shall have the meaning assigned to such term in Section 2.10(d).

“Declining Term Lender” shall have the meaning assigned to such term in Section 2.10(d).

“Default” shall mean any event or condition that upon notice, lapse of time or both would constitute an Event of Default.

“Defaulting Lender” shall mean, subject to Section 2.24, any Lender that

(a) has failed to (i) fund all or any portion of its Loans within two Business Days of the date such Loans were required to be funded hereunder or (ii) pay to the Administrative Agent or any other Lender any other amount required to be paid by it hereunder within two Business Days of the date when due,

(b) has notified the Borrower and the Administrative Agent in writing that it does not intend or expect to comply with its funding obligations hereunder or generally under other agreements in which it commits to extend credit, or has made a public statement to that effect,

(c) has failed, within three Business Days after written request by the Administrative Agent or the Borrower, to confirm in writing to the Administrative Agent and the Borrower that it will comply with its prospective funding obligations hereunder (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the Administrative Agent and the Borrower) or

(d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law, (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity or (iii) become the subject of a Bail-In Action; provided, that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States of America or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender.

Any reasonable determination by the Borrower in good faith that a Lender is a Defaulting Lender under any one or more of clauses (a) through (d) above shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender (subject to Section 2.24) upon delivery of written notice of such determination to the Borrower and each Lender.

“Designated Grantor Subsidiary” shall mean (a) any Unregulated Grantor Subsidiary and (b) at such time as it shall have satisfied the Collateral Permit Condition, any Regulated Grantor Subsidiary. No Excluded Subsidiary shall at any time constitute a Designated Grantor Subsidiary.

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“Designated Guarantor Subsidiary” shall mean (a) any Unregulated Guarantor Subsidiary and (b) at such time as it shall have satisfied the Guarantee Permit Condition, any Regulated Guarantor Subsidiary. No Excluded Subsidiary shall at any time constitute a Designated Guarantor Subsidiary.

“Designated Non-Cash Consideration” shall mean the fair market value of any non-cash consideration received by a Loan Party or a Subsidiary in connection with a Disposition pursuant to Section 6.05(g) that is designated as Designated Non-Cash Consideration by the Borrower (which amount will be reduced by the fair market value of the portion of the non-cash consideration converted to cash within one hundred eighty days following the consummation of the applicable Disposition).

“Digital Product” shall mean the bona fide products, applications, platforms, software or intellectual property related to or used in connection with the development, adoption, implementation or operation of ExaSwitch or Black Lotus Labs digital products or digital businesses or any other digital business of the Borrower and its Subsidiaries, including artificial intelligence, machine learning, data analytics, automation technologies, and related digital or network infrastructure, including fiber optic and copper cables, conduit and other network and connectivity-related assets (including, without limitation, lateral connections, extensions and new build-outs connecting to data centers or similar facilities), and any related tools, services or technologies, in each case as determined in good faith by the Borrower.

“Digital Product Assets” shall mean (x) Securitization Assets and (y) Digital Products.

“Digital Products Subsidiary” shall mean any Special Purpose Entity established in connection with a Qualified Digital Products Facility. For the avoidance of doubt, a “Digital Products Subsidiary” includes a LVLT/Lumen Digital Products Subsidiary.

“Dispose” or “Disposed of” shall mean to convey, sell, lease, sell and lease-back, assign, transfer or otherwise dispose of any property, business or asset. The term “Disposition” shall have a correlative meaning to the foregoing.

“Disqualified Lender” shall mean (a) those Persons identified in writing to the Amendment No. 3 Arrangers on or prior to May 6, 2026, (b) those bona fide competitors of the Borrower and any Affiliates thereof (other than (x) any Affiliates that are banks, financial institutions, bona fide debt funds or investment vehicles that are engaged in making, purchasing, holding or otherwise investing in commercial loans, bonds and similar extensions of credit in the ordinary course or (y) any person that is a Lender or an Affiliate or Approved Fund thereof on the Amendment No. 3 Effective Date), in each case, that are specified in writing by a Responsible Officer of the Borrower to the Administrative Agent from time to time following the Amendment No. 3 Effective Date; provided, that in no event shall any update to the list of Disqualified Lenders (a) be effective prior to three Business Days after receipt thereof by the Administrative Agent (it being understood and agreed that the Borrower authorizes distribution of any such list to the Lenders) or (b) apply retroactively to disqualify any persons that have previously acquired an assignment or participation interest under this Agreement.

“Disqualified Stock” shall mean, with respect to any person, any Equity Interests of such person that, by its terms (or by the terms of any security or other Equity Interests into which it is convertible or for which it is exchangeable), or upon the happening of any event or condition (a) matures or is mandatorily redeemable (other than solely for Qualified Equity Interests of the Borrower), pursuant to a sinking fund obligation or otherwise, (b) is redeemable at the option of

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the holder thereof (other than solely for Qualified Equity Interests of the Borrower), in whole or in part, (c) provides for the scheduled, mandatory payments of dividends in cash, or (d) is or becomes convertible into or exchangeable for Indebtedness or any other Equity Interests that would constitute Disqualified Stock, in the case of each of the foregoing clauses (a), (b), (c) and (d), prior to the date that is ninety-one (91) days after the Latest Maturity Date in effect at the time of issuance thereof and except as a result of a change of control or asset sale so long as any rights of the holders thereof upon the occurrence of a change of control or asset sale event shall be subject to the prior repayment in full of the Loans and all other Obligations that are accrued and payable and the termination of the Commitments (provided, that only the portion of the Equity Interests that so mature or are mandatorily redeemable, are so convertible or exchangeable or are so redeemable at the option of the holder thereof prior to such date shall be deemed to be Disqualified Stock). Notwithstanding the foregoing: (i) any Equity Interests issued to any employee or to any plan for the benefit of employees of the Borrower or the Subsidiaries or by any such plan to such employees shall not constitute Disqualified Stock solely because they may be required to be repurchased by the Borrower in order to satisfy applicable statutory or regulatory obligations or as a result of such employee’s termination, death or disability and (ii) any class of Equity Interests of such person that by its terms requires such person to satisfy its obligations thereunder by delivery of Equity Interests that are not Disqualified Stock shall not be deemed to be Disqualified Stock.

“Dollars” or “$” shall mean lawful money of the United States of America.

“Domestic Subsidiary” shall mean any Subsidiary that is organized under the laws of the United States of America, any state thereof or the District of Columbia (excluding, for the avoidance of doubt, Puerto Rico or any other territory of the United States of America).

“Double-Dip Provision” shall have the meaning assigned to such term in the last paragraph of Section 6.01.

“EBITDA” shall mean for any period and for any person,

(a) Consolidated Net Income of such person for such period adjusted, without duplication, to exclude the effect of:

(i) any non-cash losses resulting from requirements to mark-to-market Hedging Agreements,

(ii) any expense items relating to: (A) mergers, acquisitions, divestitures and other similar transactions that are out of the ordinary course of business of the Borrower and the Subsidiaries, including severance, retention and integration costs and change of control payments (including in respect of such transactions that are considered or proposed but not consummated), (B) the Transactions, Amendment No. 1, Amendment No. 2 or Amendment No. 3, and (C) the incurrence, modification or repayment of Indebtedness (including all consent fees, premium and other amounts payable in connection therewith),

(iii) charges, costs, losses, expenses, reserves or other items related to or incurred in connection with the following: (A) restructuring (including restructuring charges or reserves, whether or not classified as such under GAAP), severance, relocation, consolidation, integration or other similar items, (B) business optimization initiatives (including costs and expenses relating to reporting systems and technology initiatives); strategic initiatives; systems

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establishment costs; systems conversion and integration costs; any modernization and simplification plan; contract termination costs; retention, recruiting and relocation costs and expenses; costs, expenses and charges incurred in connection with curtailments or modifications to pension and post-retirement employee benefits plans; costs associated with start-up, pre-opening, opening, closure, transition and/or consolidation of distribution centers, operations, offices and facilities including in connection with any Investment permitted hereunder or any Acquisition Transaction; new systems design and implementation; and consulting fees and expenses relating to enhancing accounting functions, (C) business or facilities (including greenfield facilities) start-up, opening, transition, consolidation, shut-down and closing, (D) signing, retention and completion bonuses, (E) litigation (including threatened litigation), settlements, investigations (including internal investigations) and proceedings (or any threatened investigations or proceedings), including by any regulatory, governmental, law enforcement body, or attorney general, (F) Casualty Events or asset sales outside the ordinary course of business and (G) discontinued operations,

(iv) any gains or losses in connection with the repurchase or retirement of Indebtedness,

(v) any loss reflected in such Consolidated Net Income for such period all or any portion of which is reasonably expected to be paid or reimbursed by an insurer, indemnitor or other third party source; provided that, to the extent that the claim for all or any portion of any such reasonably expected payment or reimbursement is not accepted by the applicable insurer, indemnitor or other third party source within 365 days of the loss event, there shall be a corresponding deduction from EBITDA of such person; provided, further, that recognition or receipt of all or any portion of any such reasonably expected payment or reimbursement from the applicable insurer, indemnitor or other third party source shall be deducted from EBITDA to the extent reflected in net income,

(vi) any non-cash losses or expenses (other than write-downs or write-offs of current assets or non-cash losses or expenses representing an accrual for a future cash outlay) reflected in such Consolidated Net Income for such period,

(vii) gains or losses from marking to market portfolio assets until recognized for income tax purposes,

(viii) any extraordinary, unusual or other non-recurring expenses, gains or losses,

(ix) any gain or loss on the disposition of investments,

(x) (A) losses or discounts in connection with any Qualified Receivable Facility, Qualified Securitization Facility, Qualified Digital Products Facility or otherwise in connection with factoring arrangements or the sale or contribution of Receivables, Securitization Assets or Digital Products and (B) amortization of capitalized fees, in each case in connection with any Qualified Receivable Facility, Qualified Securitization Facility or Qualified Digital Products Facility,

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(xi) any costs or expenses (including any payroll taxes) incurred by Holdings or any Subsidiary in such period as a result of, in connection with or pursuant to any management equity plan, profits interest or stock option plan, any long-term incentive plan (including any related cash payments) or any other management or employee benefit plan or agreement, any pension plan (including (A) any post-employment benefit scheme to which the relevant pension trustee has agreed, (B) as a result of curtailments or modifications to pension and post-retirement employee benefit plans and (C) without limitation, compensation arrangements with holders of unvested options entered into in connection with a permitted Restricted Payment), any stock subscription, stockholders or partnership agreement, any payments in the nature of compensation or expense reimbursement made to independent board members, any employee benefit trust, any employee benefit scheme or any similar equity plan or agreement (including any deferred compensation arrangement), including any payment made to option holders in connection with, or as a result of, any distribution being made to, or share repurchase from, a shareholder, which payments are being made to compensate option holders as though they were shareholders at the time of, and entitled to share in, such distribution or share repurchase,

(xii) any net pension or other post-employment benefit costs representing amortization of unrecognized prior service costs, actuarial losses, including amortization or such amounts arising in prior periods, amortization of the unrecognized net obligation (and loss or cost) existing at the date of initial application of FASB Accounting Standards Codification 715, and any other items of a similar nature,

(xiii) all charges, costs, expenses, accruals or reserves in connection with the rollover, acceleration or payout of Equity Interests held by officers or employees and all losses, charges and expenses related to payments made to holders of options or other derivative Equity Interests of Holdings or any Subsidiary in connection with, or as a result of, any distribution being made to equity holders of Holdings or any Subsidiary or any direct or indirect parent thereof, including (A) payments made to compensate such holders as though they were equity holders at the time of, and entitled to share in, such distribution, and (B) all dividend equivalent rights owed pursuant to any compensation or equity arrangement,

(xiv) expenses, charges and losses resulting from the payment or accrual of indemnification or refunding provisions, earn-outs and contingent consideration obligations; bonuses and other compensation paid to employees, directors or consultants; and payments in respect of dissenting shares and purchase price adjustments,

(xv) the effects of purchase accounting, fair value accounting or recapitalization accounting (including the effects of adjustments pushed down to Holdings and its Subsidiaries) and the amortization, write-down or write-off of any such amount, and

(xvi) the cumulative effect of a change in accounting principles,

plus,

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(b) to the extent deducted in determining such Consolidated Net Income for such period, the aggregate amount of:

(i) interest expense, excluding the amortization or write-off of Indebtedness discount or premiums and Indebtedness issuance costs and commissions, discounts and other fees and charges associated with Indebtedness (including, if applicable, Loans),

(ii) income tax expense,

(iii) depreciation and amortization, and

(iv) any non-cash charges to Consolidated Net Income relating to the establishment of reserves and any income relating to the release of such reserves; provided, that EBITDA shall be reduced by any cash expended that reduces the amount of any reserve.

Notwithstanding anything to the contrary herein or in any other Loan Document, the calculation of the EBITDA component in the definitions of First Lien Leverage Ratio, the Priority Net Leverage Ratio, Total Leverage Ratio and Fixed Charge Coverage Ratio shall exclude EBITDA attributable to Receivables Subsidiaries, Securitization Subsidiaries and Digital Products Subsidiaries; provided, that EBITDA may be increased by the amount of cash actually received by the Borrower or any Subsidiary (other than a Receivables Subsidiary, Securitization Subsidiary or Digital Products Subsidiary) from a Receivables Subsidiary, Securitization Subsidiary or Digital Products Subsidiary (whether in the form of fees, dividends or otherwise) and attributable to the Net Income of such Subsidiary or, to the extent not attributable to the Net Income of such Subsidiary, the operation of the assets of such Subsidiary; provided, that, for the avoidance of doubt, EBITDA shall not be increased by the net proceeds from the incurrence of any Indebtedness by a Receivables Subsidiary, Securitization Subsidiary or Digital Products Subsidiary.

“EEA Financial Institution” shall mean (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent;

“EEA Member Country” shall mean any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” shall mean any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“EMEA Sale Proceeds Distribution” shall mean the distribution or transfer on the Closing Date of an amount equal to the amount of the proceeds received by the Borrower or any of the Subsidiaries in connection with the sale of the Borrower’s EMEA business, which is in an aggregate amount of $1,756,371,430.

“Environment” shall mean ambient and indoor air, surface water and groundwater (including potable water, navigable water and wetlands), the land surface or subsurface strata, natural resources such as flora and fauna, the workplace or as otherwise defined in any Environmental Law.

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“Environmental Laws” shall mean all applicable laws (including common law), rules, regulations, codes, ordinances, orders, binding agreements, decrees or judgments, promulgated or entered into by or with any Governmental Authority, relating in any way to the Environment, preservation or reclamation of natural resources, any Hazardous Materials or to public or employee health and safety matters (to the extent relating to the Environment or Hazardous Materials).

“Environmental Permits” shall have the meaning assigned to such term in Section 3.16.

“Equity Interests” of any person shall mean any and all shares, interests, rights to purchase or otherwise acquire, warrants, options, participations or other equivalents of or interests in (however designated) equity or ownership of such person, including any preferred stock (including any preferred equity certificates (and any other similar instruments)), any limited or general partnership interest and any limited liability company membership interest, and any securities or other rights or interests convertible into or exchangeable for any of the foregoing.

“ERISA” shall mean the Employee Retirement Income Security Act of 1974, as the same may be amended from time to time and any final regulations promulgated and the rulings issued thereunder.

“ERISA Affiliate” shall mean any trade or business (whether or not incorporated) that, together with the Borrower or a Subsidiary, is treated as a single employer under Section 414(b) or (c) of the Code, or, solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under Section 414 of the Code.

“ERISA Event” shall mean (a) any Reportable Event or the requirements of Section 4043(b) of ERISA apply with respect to a Plan; (b) with respect to any Plan, the failure to satisfy the minimum funding standard under Section 412 of the Code or Section 302 of ERISA, whether or not waived; (c) a determination that any Plan is, or is expected to be, in “at-risk” status (as defined in Section 303(i)(4) of ERISA or Section 430(i)(4) of the Code); (d) the filing pursuant to Section 412(c) of the Code or Section 302(c) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan, the failure to make by its due date a required installment under Section 430(j) of the Code with respect to any Plan or the failure to make by its due date any required contribution to a Multiemployer Plan; (e) the incurrence by the Borrower, a Subsidiary or any ERISA Affiliate of any liability under Title IV of ERISA with respect to the termination of any Plan or Multiemployer Plan; (f) the receipt by the Borrower, a Subsidiary or any ERISA Affiliate from the PBGC or a plan administrator of any notice relating to an intention to terminate any Plan or to appoint a trustee to administer any Plan under Section 4042 of ERISA; (g) the incurrence by the Borrower, a Subsidiary or any ERISA Affiliate of any liability with respect to the withdrawal or partial withdrawal from any Plan or Multiemployer Plan; (h) the receipt by the Borrower, a Subsidiary or any ERISA Affiliate of any notice, or the receipt by any Multiemployer Plan from the Borrower, a Subsidiary or any ERISA Affiliate of any notice, concerning the impending imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA, or in “endangered” or “critical” status, within the meaning of Section 432 of the Code or Section 305 of ERISA; (i) the conditions for imposition of a lien under Section 303(k) of ERISA or Section 430(k) of the Code shall have been met with respect to any Plan; or (j) the withdrawal of any of the Borrower, a Subsidiary or any ERISA Affiliate from a Plan subject to Section 4063 of ERISA during a plan year in which such entity was a “substantial employer” as defined in Section 4001(a)(2) of ERISA or a cessation of operations that is treated as such a withdrawal under Section 4062(e) of ERISA.

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“Erroneous Payment” shall have the meaning assigned to such term in Section 8.16(a).

“EU Bail-In Legislation Schedule” shall mean the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

“Event of Default” shall have the meaning assigned to such term in Section 7.01.

“Excess Cash Flow” shall mean, for any period, an amount equal to:

(a) consolidated net cash provided by operating activities of Holdings as determined by the Borrower in accordance with GAAP;

less

(b) the amount of the sum of Capital Expenditures made in cash during such period by the Borrower and the Subsidiaries, except to the extent that such Capital Expenditures were (A) financed with the proceeds of Indebtedness of the Borrower or the Subsidiaries or (B) funded from Asset Sales or Recovery Events or otherwise from sources other than operations of the business of the Borrower and the Subsidiaries.

“Excess Cash Flow Period” shall mean each fiscal quarter of Holdings, commencing with the fiscal quarter of Holdings ending March 31, 2024.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Excluded Incremental Facility” shall mean any Indebtedness that either (a) is not a Comparable Financing or (b) is a Comparable Financing and (i) is incurred in connection with any Acquisition Transaction or similar Investment permitted hereunder, (ii) is incurred in reliance on clause (a) of the definition of “Incremental Amount”, or (iii) has a final maturity later than the date that is eight years after the Amendment No. 1 Effective Date.

“Excluded Indebtedness” shall mean all Indebtedness not incurred in violation of Section 6.01.

“Excluded Information” shall have the meaning assigned to such term in Section 9.04(c)(i).

“Excluded Property” shall mean the “Excluded Property” as such term is defined in the Collateral Agreement.

“Excluded Securities” shall mean the “Excluded Securities” as such term is defined in the Collateral Agreement.

“Excluded Subsidiary” shall mean, subject to Section 9.18(b), any of the following:

(a) any Foreign Subsidiary; and

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(b) any Domestic Subsidiary:

(i) that is not a Wholly-Owned Subsidiary (for so long as such Subsidiary remains a non-Wholly-Owned Subsidiary); provided, that such Subsidiary is a bona fide joint venture established for legitimate business purposes and not in connection with a liability management transaction;

(ii) that is an FSHCO;

(iii) with respect to which the Borrower reasonably determines in good faith (and upon notice delivered to the Administrative Agent) that the cost or other consequences (including tax consequences) of providing a Guarantee of or granting Liens to secure the Obligations are likely to be excessive in relation to the value to be afforded thereby;

(iv) that is a Subsidiary of a Foreign Subsidiary;

(v) that is an Unrestricted Subsidiary;

(vi) that is an Immaterial Subsidiary;

(vii) that is a Receivables Subsidiary;

(viii) that is a Securitization Subsidiary;

(ix) that is a Digital Products Subsidiary;

(x) (1) prior to the satisfaction of the Guarantee Permit Condition, any Regulated Guarantor Subsidiary, and (2) prior to the satisfaction of the Collateral Permit Condition, any Regulated Grantor Subsidiary;

(xi) that is an Insurance Subsidiary; or

(xii) any Specified Subsidiary or its direct or indirect subsidiaries (other than, for the avoidance of doubt, the Borrower, Holdings or any of their respective Subsidiaries existing as of the Amendment No. 3 Effective Date, except to the extent such Subsidiaries would otherwise constitute Excluded Subsidiaries pursuant to this definition);

provided, in no event shall any Subsidiary be an Excluded Subsidiary other than pursuant to clause (x) if it incurs or guarantees Indebtedness under any Material First Lien Indebtedness (in each case, except with respect to a Special Purpose Entity that has incurred Indebtedness pursuant to a Qualified Securitization Facility, Qualified Receivable Facility or a Qualified Digital Products Facility permitted under Section 6.01(aa), (bb) or (dd), as applicable); provided, however, that, for the avoidance of doubt and notwithstanding the foregoing or anything herein to the contrary, if a Subsidiary has incurred or guaranteed such other Indebtedness but has not received all applicable regulatory approvals to become a Guarantor hereunder, such Subsidiary will continue to be an Excluded Subsidiary until such Guarantor has received all applicable regulatory approvals to so become a Guarantor hereunder.

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“Excluded Swap Obligation” shall mean, with respect to any Guarantor, any Swap Obligation if, and to the extent that, all or a portion of the Guarantee of such Guarantor of, or the grant by such Guarantor of a security interest to secure, such Swap Obligation (or any Guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of (a) such Guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder or (b) in the case of a Swap Obligation subject to a clearing requirement pursuant to Section 2(h) of the Commodity Exchange Act (or any successor provision thereto), because such Guarantor is a “financial entity,” as defined in Section 2(h)(7)(C)(i) of the Commodity Exchange Act (or any successor provision thereto), in each case at the time the Guarantee of such Guarantor or the grant of such security interest becomes effective with respect to such Swap Obligation, unless otherwise reasonably determined by the Borrower in good faith. If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such Guarantee or security interest is or becomes illegal.

“Excluded Taxes” shall mean, with respect to the Administrative Agent, any Lender or any other recipient of any payment to be made by or on account of any obligation of any Loan Party hereunder or under any other Loan Document, (a) Taxes imposed on or measured by its overall net income (however denominated, and including, for the avoidance of doubt, franchise and similar Taxes imposed on it in lieu of net income Taxes) and branch profits Taxes, in each case by a jurisdiction (including any political subdivision thereof) as a result of such recipient being organized in, having its principal office in, being engaged in a trade or business in, or in the case of any Lender, having its applicable lending office in, such jurisdiction, or as a result of any other present or former connection between such recipient and such jurisdiction (other than any such connection arising solely from or with respect to any Loan Document or any transaction pursuant to any Loan Document), (b) U.S. federal withholding Tax imposed on any payment by or on account of any obligation of any Loan Party hereunder or under any other Loan Document to a Lender (other than to the extent such Lender is an assignee pursuant to a request by the Borrower under Section 2.19(b) or 2.19(c)) pursuant to laws in force at the time such Lender becomes a party hereto (or designates a new lending office), except to the extent that such Lender (or its assignor, if any) was entitled, immediately prior to the designation of a new lending office (or assignment), to receive additional amounts or indemnification payments from any Loan Party with respect to such withholding Tax pursuant to Section 2.17, (c) any withholding Tax imposed on any payment by or on account of any obligation of any Loan Party hereunder that is attributable to such recipient’s failure to comply with Section 2.17(d) or Section 2.17(f) or (d) any Tax imposed under FATCA.

“Existing 2027 Term Loans” shall mean the Term B Loans under, and as defined in, the Existing Credit Agreement.

“Existing Credit Agreement” shall mean the Amended and Restated Credit Agreement, dated as of November 29, 2019, by and among Holdings, the Borrower, the lenders from time to time party thereto and Merrill Lynch Corporation, as administrative agent and collateral agent (the “Existing Credit Agreement Agent”), as amended on the Closing Date and as such document may be further amended, restated, supplemented or otherwise modified from time to time in accordance with the terms of this Agreement.

“Existing Credit Agreement Agent” shall have the meaning assigned to such term in the definition of “Existing Credit Agreement.”

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“Existing Debt” shall mean any Indebtedness of the Borrower, Lumen, QC or QCF or any of their respective Subsidiaries and existing immediately prior to the Closing Date and the effectiveness of the Transactions.

“Existing Debt Documents” shall mean any loan document, note document or similar term as used or defined in any credit agreement, indenture or other definitive document governing any Existing Debt.

“Existing Incremental Revolving Class Loans” shall have the meaning assigned to such term in Section 9.08(g).

“Existing Offering Proceeds Note (3.625%)” shall mean the intercompany demand note dated as of August 12, 2020, in an initial principal amount equal to $840,000,000, issued by Level 3 Communications to the Borrower.

“Existing Offering Proceeds Note (3.750%)” shall mean the intercompany demand note dated as of January 13, 2021, in an initial principal amount equal to $900,000,000, issued by Level 3 Communications to the Borrower.

“Existing Offering Proceeds Note (3.875%)” shall mean the intercompany demand note dated as of December 6, 2024, in an initial principal amount equal to $53,883,000, issued by Level 3 Communications to the Borrower.

“Existing Offering Proceeds Note (4.250%)” shall mean the intercompany demand note dated as of June 15, 2020, in an initial principal amount equal to $1,200,000,000, issued by Level 3 Communications to the Borrower.

“Existing QC Debt” means all Indebtedness of QCI, QCF, QC and their respective subsidiaries existing as of the Amendment No. 3 Effective Date (including, without limitation, (i) the 7.375% notes due 2030, (ii) the 7.750% notes due 2030, (iii) the 6.500% notes due 2056 and (iv) the 6.750% notes due 2057).

“Existing Term Class Loans” shall have the meaning assigned to such term in Section 9.08(f).

“Existing Unsecured Notes” shall mean, individually or collectively, as the context may require, in each case after giving effect to the Transactions:

(i) 4.250% Senior Notes due 2028 in an aggregate principal amount outstanding of $178,096,000 as of the Amendment No. 3 Effective Date;

(ii) 3.625% Senior Notes due 2029 in an aggregate principal amount outstanding of $300,314,000 as of the Amendment No. 3 Effective Date;

(iii) 3.750% Sustainability-Linked Senior Notes due 2029 in an aggregate principal amount outstanding of $361,276,000 as of the Amendment No. 3 Effective Date;

(iv) 3.875% Senior Secured Notes due 2029 (previously secured) in an aggregate principal amount outstanding of $53,883,000 as of the Amendment No. 3 Effective Date;

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(v) 8.500% Senior Notes due 2036 in an aggregate principal amount outstanding of $1,900,000,000 as of the Amendment No. 3 Effective Date;

(vi) 4.875% Second Lien Notes due 2029 (previously secured) in an aggregate principal amount outstanding of $9,706,000 as of the Amendment No. 3 Effective Date;

(vii) 4.500% Second Lien Notes due 2030 (previously secured) in an aggregate principal amount outstanding of $1,618,300 as of the Amendment No. 3 Effective Date;

(viii) 4.000% Second Lien Notes due 2031 (previously secured) in an aggregate principal amount outstanding of $20,385,000 as of the Amendment No. 3 Effective Date;

(ix) 3.875% Second Lien Notes due 2030 (previously secured) in an aggregate principal amount outstanding of $20,048,000 as of the Amendment No. 3 Effective Date; and

(x) 7.500% Senior Notes due 2037 in an aggregate principal amount outstanding of $1,000,000,000 to be issued after the Amendment No. 3 Effective Date on or about May 21, 2026.

“Extended Term Loan” shall have the meaning assigned to such term in Section 2.22(a).

“Extending Lender” shall have the meaning assigned to such term in Section 2.22(a).

“Extension” shall have the meaning assigned to such term in Section 2.22(a).

“Extension Amendment” shall have the meaning assigned to that term in Section 2.22(b).

“Facility” shall mean the respective facility and commitments utilized in making Loans and credit extensions hereunder, it being understood that, as of the Closing Date there are two Facilities (i.e., the Term B-1 Facility and the Term B-2 Facility) and thereafter, the term “Facility” may include any other Class of Commitments and the extensions of credit thereunder, including the Term B-3 Facility, the Term B-4 Facility, the Term B-5 Facility and any Incremental Facility or, without duplication, any Loans under any of the foregoing.

“Fair Market Value” shall mean, with respect to any asset or property, the price that could be negotiated in an arms’-length transaction between a willing seller and a willing buyer, neither of whom is under undue pressure or compulsion to complete the transaction (as determined in good faith by the management of the Borrower), including reliance on the most recent real property tax bill or assessment in the case of Real Property.

“FATCA” shall mean Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), or any current or future Treasury regulations promulgated thereunder or official administrative interpretations thereof and any agreements entered into pursuant to Section 1471(b)(1) of the Code, such Code section as of the date of this Agreement (or any amended or successor version described above) or any legislation, rules, practice or other official administrative guidance adopted pursuant to any intergovernmental agreement entered into in connection with the implementation of such Sections of the Code.

“FCC” shall mean the United States Federal Communications Commission or its successor.

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“FCC License” shall mean any permit, license, authorization, certification, plan, directive, consent order or consent decree of or from the FCC, in each case, in connection with the operation of the business of the Borrower or any of the Subsidiaries, all renewals and extensions thereof, and all applications filed with the FCC for which the Borrower or any of the Subsidiaries is an applicant.

“Federal Funds Rate” shall mean, for any day, the rate per annum equal to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided, that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate (rounded upward, if necessary, to a whole multiple of 1/100 of 1%) charged to a financial institution reasonably selected by the Borrower in good faith in a manner consistent with industry practice on such day on such transactions, which such rate shall be administratively feasible for the Administrative Agent; provided, that if the Federal Funds Rate on any day would otherwise be less than 0%, then the Federal Funds Rate on such day shall be deemed to be 0%.

“Fee Letter” shall mean, collectively, the Administrative Agent Fee Letter and the Collateral Agent Fee Letter.

“Fees” shall mean the Administrative Agent Fees, the Collateral Agent Fees and any other fee payable hereunder or under any other Loan Document.

“Financial Officer” of any person shall mean the chief financial officer, principal accounting officer, treasurer, assistant treasurer, controller or other executive responsible for the financial affairs of such person.

“First Lien” shall mean any liens that are pari passu to the liens on the Collateral in favor of the Secured Parties under the Security Documents.

“First Lien Debt” shall mean any Indebtedness secured by First Liens.

“First Lien Leverage Ratio” shall mean, as of any date of determination, the ratio of:

(a) Consolidated First Lien Debt of Holdings as of such date minus (i) any Specified Refinancing Cash Proceeds as of such date that are reserved to be applied to Consolidated First Lien Debt and (ii) any unrestricted cash or Permitted Investments of Holdings, the Borrower and the Subsidiaries as of such date to

(b) EBITDA of Holdings for the most recently ended Test Period on or prior to such date;

provided, that the First Lien Leverage Ratio shall be determined on a Pro Forma Basis.

“First Lien Notes” shall mean, individually or collectively, as the context may require:

(a) 6.875% First Lien Notes due 2033 in the aggregate principal amount of $2,000,000,000; and

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(b) 7.000% First Lien Notes due 2034 in the aggregate principal amount of $2,425,000,000.

“First Lien/First Lien Intercreditor Agreement” shall mean the First Lien/First Lien Intercreditor Agreement, dated as of the Closing Date, by and among the Loan Parties, the Administrative Agent, the Collateral Agent, the representatives with respect to the First Lien Notes, the Existing Credit Agreement Agent, the Lumen RCF Agent and the other representatives from time to time party thereto, as amended, restated, amended and restated, supplemented or otherwise modified from time to time.

“Fitch” shall mean Fitch Inc., a subsidiary of Fimalac, S.A. or, if Fitch Inc. shall cease rating debt securities having a maturity at original issuance of at least one year and such ratings business shall have been transferred to a successor person, such successor person.

“Fixed Charge Coverage Ratio” shall mean, as of any date of determination, the ratio of (a) EBITDA of Holdings for the most recently ended Test Period on or prior to such date to (b) Fixed Charges of Holdings for the most recently ended Test Period on or prior to such date; provided, that the Fixed Charge Coverage Ratio shall be determined on a Pro Forma Basis.

“Fixed Charges” shall mean, with respect to any period, (a) the consolidated interest expense of Holdings, the Borrower and the Subsidiaries for such period, whether paid or accrued, including amortization of original issue discount, interest paid-in-kind and the interest component of Capitalized Lease Obligations, on a consolidated basis determined in accordance with GAAP, net of the effect of all payments made or received pursuant to obligations under Hedging Agreements in respect of interest rates or interest income, and excluding amortization or write-off of deferred financing fees and expensing of any other financing fees, and the non-cash portion of interest expense resulting from the reduction in the carrying value under purchase accounting of outstanding Indebtedness; plus (b) the consolidated interest expense of Holdings, the Borrower and the Subsidiaries for such period that was capitalized during such period; plus (c) any interest on Indebtedness of another person that is guaranteed by Holdings, the Borrower or any of the Subsidiaries for such period or secured by a Lien on assets of Holdings, the Borrower or any of the Subsidiaries for such period, whether or not such Guarantee or Lien is called upon; plus (d) all cash dividends paid on any series of preferred equity interests of Holdings, the Borrower and the Subsidiaries for such period (other than dividends on Equity Interests payable to Holdings, the Borrower or a Subsidiary) minus (e) the consolidated interest income of Holdings, the Borrower and the Subsidiaries for such period. For purposes of this definition, (x) interest in respect of any Capitalized Lease Obligation shall be deemed to accrue at an interest rate determined by such person in good faith to be the rate of interest implicit in such Capitalized Lease Obligation in accordance with GAAP and (y) for the avoidance of doubt, unless already included in the calculation of interest expense, interest expense shall be calculated after giving effect to any payments made or received under any Hedging Agreement or any other derivative instrument with respect to Indebtedness.

“Flood Documentation” shall mean, with respect to each Mortgaged Property located in the United States of America or any territory thereof, a completed “life-of-loan” Federal Emergency Management Agency standard flood hazard determination stating whether the Mortgaged Property is located in a Special Flood Hazard Area, (and, to the extent such Mortgaged Property is located in a Special Flood Hazard Area, (a) a notice about Special Flood Hazard Area status and flood disaster assistance duly executed by the Borrower and the applicable Loan Party relating thereto) and (b) evidence of flood insurance in accordance with Section 5.02(c) hereof and the applicable provisions of the Security Documents, each of which shall (i) be endorsed or

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otherwise amended to include a “standard” or “New York” lender’s loss payable or mortgagee endorsement (as applicable), (ii) name the Collateral Agent, on behalf of the Secured Parties, as additional insured and loss payee/mortgagee and (iii) identify the address of each property located in a Special Flood Hazard Area, the applicable flood zone designation and the flood insurance coverage and deductible relating thereto.

“Flood Insurance Laws” shall mean, collectively, (a) the National Flood Insurance Act of 1968 as now or hereafter in effect or any successor statute thereto, (b) the Flood Disaster Protection Act of 1973 as now or hereafter in effect or any successor statute thereto, (c) the National Flood Insurance Reform Act of 1994 as now or hereafter in effect or any successor statute thereto, (d) the Flood Insurance Reform Act of 2004 as now or hereafter in effect or any successor statute thereto and (e) the Biggert-Waters Flood Insurance Reform Act of 2012 as now or hereafter in effect or any successor statute thereto.

“Foreign Lender” shall mean a Lender that is not a U.S. Person.

“Foreign Subsidiary” shall mean any Subsidiary that is not a Domestic Subsidiary.

“FSHCO” shall mean any Domestic Subsidiary that owns no material assets other than the Equity Interests of one or more Foreign Subsidiaries that are CFCs or Equity Interests of one or more other FSHCOs.

“GAAP” shall mean generally accepted accounting principles in effect from time to time in the United States of America, applied on a consistent basis, subject to the provisions of Section 1.02.

“Governmental Authority” shall mean any federal, state, local or foreign court or governmental agency, authority, instrumentality or regulatory or legislative body.

“Guarantee” of or by any person (the “guarantor”) shall mean (a) any obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness or other monetary obligation payable or performable by another person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of the guarantor, direct or indirect, (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation, (ii) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness or other obligation of the payment thereof, (iii) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation or (iv) entered into for the purpose of assuring in any other manner the holders of such Indebtedness or other obligation of the payment thereof or to protect such holders against loss in respect thereof (in whole or in part), or (b) any Lien on any assets of the guarantor securing any Indebtedness or other obligation (or any existing right, contingent or otherwise, of the holder of Indebtedness or other obligation to be secured by such a Lien) of any other person, whether or not such Indebtedness or other obligation is assumed by the guarantor (other than Liens on Equity Interests of Unrestricted Subsidiaries securing Indebtedness of such Unrestricted Subsidiaries); provided, that the term “Guarantee” shall not include endorsements of instruments for deposit or collection in the ordinary course of business or customary and reasonable indemnity obligations in effect on the Closing Date or entered into in connection with any acquisition or Disposition of assets permitted by this Agreement (other than such obligations with respect to Indebtedness). The amount of any Guarantee shall be deemed to be an amount equal to the stated or determinable amount of the Indebtedness or other obligation in respect of which such

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Guarantee is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by such person in good faith. The amount of the Indebtedness or other obligation subject to any Guarantee provided by any person for purposes of clause (b) above shall (unless the applicable Indebtedness has been assumed by such person or is otherwise recourse to such person) be deemed to be equal to the lesser of (i) the aggregate unpaid amount of such Indebtedness or other obligation and (ii) the Fair Market Value of the property encumbered thereby. “Guaranteed” and “Guaranteeing” shall have meanings correlative thereto.

“Guarantee Agreement” shall mean the Guarantee Agreement, dated as of the Closing Date, and as it may be amended, restated, supplemented or otherwise modified from time to time, between each Guarantor and the Administrative Agent.

“Guarantee Permit Condition” shall mean, with respect to any Regulated Guarantor Subsidiary, that such Regulated Guarantor Subsidiary has obtained all material (as determined in good faith by the Borrower) authorizations and consents of federal and state Governmental Authorities required, if any, in order for it to become a Guarantor under the Guarantee Agreement and to satisfy the Collateral and Guarantee Requirement insofar as the authorizations and consents so permit.

“guarantor” shall have the meaning assigned to such term in the definition of “Guarantee.”

“Guarantors” shall mean:

(a) each Subsidiary of Holdings (other than the Borrower) that executes the Guarantee Agreement on or prior to the Closing Date,

(b) each Subsidiary of Holdings that becomes a Loan Party pursuant to Section 5.10(d), whether existing on the Closing Date or established, created or acquired after the Closing Date,

(c) Holdings, and

(d) solely with respect to obligations of Subsidiaries under Secured Hedge Agreements and Secured Cash Management Agreements, the Borrower,

in the case of each of clauses (a) and (b), unless and until such time as the respective Subsidiary is released from its obligations under the Guarantee Agreement in accordance with the terms and provisions hereof or thereof. For the avoidance of doubt, the Parent Guarantor shall not constitute a “Guarantor”.

“Hazardous Materials” shall mean all pollutants, contaminants, wastes, chemicals, materials, substances and constituents, including, without limitation, explosive or radioactive substances or petroleum by products or petroleum distillates, asbestos or asbestos-containing materials, polychlorinated biphenyls, radon gas or pesticides, fungicides, fertilizers or other agricultural chemicals, of any nature subject to regulation or which can give rise to liability under any Environmental Law.

“Hedge Bank” shall mean any person that is (or any Affiliate of any person that is) an Agent or a Lender on the Closing Date (or any person that becomes an Agent or Lender or Affiliate thereof after the Closing Date) and that enters into or has entered into a Hedging Agreement with the Borrower or any of the Subsidiaries, in each case, in its capacity as a party to such Hedging Agreement.

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“Hedging Agreement” shall mean any agreement with respect to any swap, forward, future or derivative transaction, or option or similar agreement involving, or settled by reference to, one or more rates, currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value, or credit spread transaction, repurchase transaction, reserve repurchase transaction, securities lending transaction, weather index transaction, spot contracts, fixed price physical delivery contracts, or any similar transaction or any combination of these transactions, in each case of the foregoing, whether or not exchange traded; provided, that no phantom stock or similar plan providing for payments only on account of services provided by current or former directors, officers, employees or consultants of the Borrower or any of the Subsidiaries shall be a Hedging Agreement.

“Holdings” shall have the meaning assigned to such term in the preamble hereto.

“Immaterial Subsidiary” shall mean any Subsidiary of Holdings that (i) did not, as of the last day of the fiscal quarter of Holdings most recently ended for which financial statements have been (or were required to be) delivered pursuant to Section 5.04(a) or 5.04(b), have (x) assets with a value equal to or in excess of 5.0% of Consolidated Total Assets or (y) operating revenue which is equal to or greater than 5.0% of the consolidated operating revenues of Holdings and its Subsidiaries on such date determined on a Pro Forma Basis and (ii) taken together with all Immaterial Subsidiaries, did not, as of the last day of the fiscal quarter of Holdings most recently ended for which financial statements have been (or were required to be) delivered pursuant to Section 5.04(a) or 5.04(b), have (x) assets with a value equal to or in excess of 10.0% of Consolidated Total Assets or (y) operating revenue which is equal to or greater than 10.0% of the consolidated operating revenues of Holdings and its Subsidiaries on such date determined on a Pro Forma Basis.

“Increased Amount” of any Indebtedness shall mean any increase in the amount of such Indebtedness in connection with any accrual of interest, the accretion of accreted value, the amortization of original issue discount, the payment of interest in the form of additional Indebtedness or in the form of common stock of the Borrower, the accretion of original issue discount or liquidation preference and increases in the amount of Indebtedness outstanding solely as a result of fluctuations in the exchange rate of currencies.

“Incremental Amount” shall mean, at any time, the sum of:

(a) the greater of (i) $715,000,000 and (ii) 50.0% of Pro Forma LTM EBITDA; plus

(b) additional amounts not to exceed an aggregate principal amount of $1,250,000,000, available solely in respect of any Incremental Revolving Facility Commitments and all related Incremental Revolving Loans, or any Incremental Equivalent Debt incurred as revolving Indebtedness, in each case, incurred by Holdings or a Subsidiary thereof concurrently with or subsequent to the contribution of QC to Holdings or a Subsidiary of Holdings; plus

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(c) any additional amounts so long as immediately after giving effect to the incurrence thereof and the use of proceeds of the loans thereunder, the First Lien Leverage Ratio is not greater than 4.50 to 1.00, tested on a Pro Forma Basis and assuming all such amounts are secured by a Lien on the Collateral on a first-priority basis (which, for the avoidance of doubt, will give effect to any Permitted Business Acquisition consummated concurrently therewith) only on the date of the initial incurrence of the applicable Incremental Facility (except as set forth in clause (iii) of the third paragraph under Section 6.01);

provided, that, for the avoidance of doubt, the Borrower (or in the case of Incremental Equivalent Debt, the Loan Parties) shall be deemed to have incurred any Incremental Facility or Incremental Equivalent Debt in reliance on clause (c) to the maximum extent permitted hereunder prior to any incurrence in reliance on the foregoing clauses (a) and/or (b), unless otherwise determined by the Borrower; provided, further, that if all or any portion of any Incremental Facility or any Incremental Equivalent Debt incurred in reliance on clauses (a) and/or (b) meets the criteria at any later time to be reclassified as incurred pursuant to clause (c), that such amounts shall (unless the Borrower otherwise elects) automatically be reclassified as incurred pursuant to clause (c) without the Borrower making an election to do so; provided, further, that if the Borrower incurs any Incremental Facility or Incremental Equivalent Debt under clauses (a) and/or (b) on the same date that it incurs any Incremental Facility or Incremental Equivalent Debt under clause (c), then the First Lien Leverage Ratio and any other applicable ratio will be calculated with respect to such incurrence under clause (c) without regard to any incurrence of any Incremental Facility or Incremental Equivalent Debt under clauses (a) and/or (b).

“Incremental Assumption Agreement” shall mean an Incremental Assumption Agreement substantially in the form of Exhibit B hereto, among the Borrower and, if applicable, one or more Incremental Term Lenders and/or Incremental Revolving Facility Lenders, as applicable.

“Incremental Commitment” shall mean an Incremental Term Loan Commitment or an Incremental Revolving Facility Commitment.

“Incremental Equivalent Debt” shall have the meaning assigned to such term in Section 6.01(v).

“Incremental Facility” shall mean Incremental Commitments and the Incremental Loans made thereunder.

“Incremental Loan” shall mean an Incremental Term Loan or an Incremental Revolving Loan.

“Incremental Revolver Applicable Date” shall have the meaning assigned to such term in Section 9.08(g).

“Incremental Revolving Class Loans” shall have the meaning assigned to such term in Section 9.08(g).

“Incremental Revolving Facility” shall mean any Incremental Revolving Facility Commitments and any Incremental Revolving Loans made hereunder.

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“Incremental Revolving Facility Commitment” shall mean the commitment of any Lender, established pursuant to Section 2.21, to make Incremental Revolving Loans to the Borrower.

“Incremental Revolving Facility Lender” shall mean a Lender with an Incremental Revolving Facility Commitment or an outstanding Incremental Revolving Loan.

“Incremental Revolving Facility Maturity Date” shall mean, with respect to any Class of Incremental Revolving Loans, the maturity dates specified therefor in the applicable Incremental Assumption Agreement.

“Incremental Revolving Loan” shall mean, to the extent permitted by Section 2.21 and provided for in the relevant Incremental Assumption Agreement, loans made by one or more Lenders to the Borrower pursuant to Section 2.01(b).

“Incremental Revolving Pro Rata Share” shall have the meaning assigned to such term in Section 9.08(g).

“Incremental Term Lender” shall mean a Lender with an Incremental Term Loan Commitment or an outstanding Incremental Term Loan.

“Incremental Term Loan Commitment” shall mean the commitment of any Lender, established pursuant to Section 2.21, to make Incremental Term Loans to the Borrower.

“Incremental Term Loans” shall mean (a) Term Loans consisting of additional Term B-5 Loans and (b) to the extent permitted by Section 2.21 and provided for in the relevant Incremental Assumption Agreement, Other Incremental Term Loans, in each case, made by one or more Lenders to the Borrower pursuant to Section 2.01(b).

“Indebtedness” of any person shall mean, without duplication,

(a) all obligations of such person for borrowed money,

(b) all obligations of such person evidenced by bonds, debentures, notes or similar instruments (except any such obligation issued in the ordinary course of business with a maturity date of no more than six months in a transaction intended to extend payment terms of trade payables or similar obligations to trade creditors incurred in the ordinary course of business),

(c) all obligations of such person under conditional sale or other title retention agreements relating to property or assets purchased by such person (except any such obligation that constitutes a trade payable or similar obligation to a trade creditor incurred in the ordinary course of business),

(d) all obligations of such person issued or assumed as the deferred purchase price of property or services (except any such balance that (i) constitutes a trade payable or similar obligation to a trade creditor incurred in the ordinary course of business, (ii) any earn-out obligations until such obligation becomes a liability on the balance sheet of such person in accordance with GAAP and (iii) liabilities accrued in the ordinary course of business) which purchase price is due more than six months after the date of placing the property in service or taking delivery and title thereto,

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(e) all Guarantees by such person of Indebtedness of others,

(f) all Capitalized Lease Obligations of such person, including any Capitalized Lease Obligations arising from a Sale and Leaseback Transaction,

(g) obligations under any Hedging Agreements, to the extent the foregoing would appear on a balance sheet of such person as a liability,

(h) the principal component of all obligations, contingent or otherwise, of such person as an account party in respect of letters of credit,

(i) the principal component of all obligations of such person in respect of bankers’ acceptances,

(j) the amount of all obligations of such person with respect to the redemption, repayment or other repurchase of any Disqualified Stock (excluding accrued dividends that have not increased the liquidation preference of such Disqualified Stock) and

(k) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such person (other than Liens on Equity Interests of Unrestricted Subsidiaries securing Indebtedness of such Unrestricted Subsidiaries), whether or not the Indebtedness secured thereby has been assumed, in each case, to the extent such items described in clauses (a) through (k) above (other than items described in clause (h) above) would appear on a consolidated balance sheet of such person prepared in accordance with GAAP.

The amount of Indebtedness of any person for purposes of clause (k) above shall (unless such Indebtedness has been assumed by such person or is otherwise recourse to such person) be deemed to be equal to the lesser of (x) the aggregate unpaid amount of such Indebtedness and (y) the Fair Market Value of the property encumbered thereby.

Notwithstanding anything in this Agreement to the contrary, Indebtedness shall not include, and shall be calculated without giving effect to, (i) the effects of Financial Accounting Standards Board Accounting Standards Codification 825 and related interpretations to the extent such effects would otherwise increase or decrease an amount of Indebtedness for any purpose under this Agreement as a result of accounting for any embedded derivatives created by the terms of such Indebtedness and any such amounts that would have constituted Indebtedness for purposes of this Agreement but for the application of this sentence shall not be deemed an incurrence of Indebtedness for purposes of this Agreement, (ii) obligations in respect of Third Party Funds, (iii) contingent obligations incurred in the ordinary course of business unless and until such obligations are non-contingent (other than Indebtedness under clause (e) above), (iv) trade payables and (v) any earn outs, purchase price holdbacks or similar obligations until such obligations become a liability on the balance sheet of such person in accordance with GAAP.

“Indemnification Obligations” shall have the meaning assigned to such term in Section 9.26(a).

“Indemnified Party” shall have the meaning assigned to such term in Section 9.26(a).

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“Indemnified Taxes” shall mean all Taxes imposed on or with respect to any payment by or on account of any obligation of any Loan Party hereunder or under any other Loan Document other than (a) Excluded Taxes and (b) Other Taxes.

“Indemnitee” shall have the meaning assigned to such term in Section 9.05(b).

“Independent Financial Advisor” shall mean an accounting, appraisal, investment banking firm or consultant of nationally recognized standing that is, in the good faith judgment of the Borrower, qualified to perform the task for which it has been engaged and that is independent of the Borrower and its Affiliates.

“Information” shall have the meaning assigned to such term in Section 3.14(a).

“Initial Default” shall have the meaning assigned to such term in Section 7.01.

“Initial Grantor Subsidiary” shall mean each Subsidiary that is party to the Collateral Agreement on the Closing Date.

“Initial Guarantor Subsidiary” shall mean each Subsidiary that is party to the Guarantee Agreement on the Closing Date.

“Insurance Subsidiary” shall have the meaning assigned to such term in Section 6.04(x).

“Intellectual Property” shall mean the following intellectual property rights, both statutory and common law rights, if applicable: (a) copyrights, registrations and applications for registration thereof, (b) trademarks, service marks, trade names, slogans, domain names, logos, trade dress and registrations and applications of registrations thereof, (c) patents, as well as any reissued and reexamined patents and extensions corresponding to the patents and any patent applications, as well as any related continuation, continuation in part and divisional applications and patents issuing therefrom and (d) trade secrets and confidential information, including ideas, designs, concepts, compilations of information, methods, techniques, procedures, processes and other know-how, whether or not patentable.

“Intercreditor Agreement” shall have the meaning assigned to such term in Section 8.11(b).

“Interest Election Request” shall mean a request by the Borrower to convert or continue a Borrowing in accordance with Section 2.07 and substantially in the form of Exhibit E or another form (including any form on an electronic platform or electronic transmission system) approved by the Administrative Agent.

“Interest Payment Date” shall mean:

(a) as to any Term SOFR Loan, the last day of each Interest Period applicable to such Loan and the Maturity Date of the Facility under which such Loan was made; provided, that if any Interest Period for a Term SOFR Loan exceeds three months, the respective dates that fall every three months after the beginning of such Interest Period shall also be Interest Payment Dates; provided, further, that if such date is not a Business Day, the Interest Payment Date shall be the next succeeding Business Day; and

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(b) as to any ABR Loan, the last Business Day of each March, June, September and December and the Maturity Date of the Facility under which such Loan was made.

“Interest Period” shall mean, as to each Term SOFR Loan, the period commencing on the date such Term SOFR Loan is disbursed or converted to or continued as a Term SOFR Loan and ending on the date one, three or six months thereafter, as selected by the Borrower in its Borrowing Request or Interest Election Request, or such other period that is twelve months or less requested by the Borrower and consented to by the Administrative Agent and all applicable Lenders; provided that:

(a) any Interest Period that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day unless, in the case of a Term SOFR Loan, such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day;

(b) any Interest Period pertaining to a Term SOFR Loan that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period;

(c) no Interest Period for any Loan shall extend beyond the Maturity Date of the Facility under which such Loan was made;

(d) with respect to the Term B-3 Loans, the initial Interest Period shall commence on the Amendment No. 1 Effective Date and end on April 30, 2025;

(e) with respect to the Term B-4 Loans, the initial Interest Period shall commence on the Amendment No. 2 Effective Date and end on October 31, 2025;

(f) with respect to the Term B-5 Loans, the initial Interest Period shall commence on the Amendment No. 3 Effective Date and end on June 30, 2026 (and be based on one-month Term SOFR pricing); and

(g) with respect to any Incremental Facility, the initial Interest Period shall be as set forth in the Incremental Assumption Agreement.

“Investment” shall have the meaning assigned to such term in Section 6.04.

“Joint Venture” shall mean (a) any person which would constitute an “equity method investee” of the Borrower or any Subsidiary and (b) any person in whom the Borrower or any of the Subsidiaries beneficially owns any Equity Interest.

“Junior Debt Restricted Payment” shall mean, any payment or other distribution (whether in cash, securities or other property), directly or indirectly made by Holdings or any Subsidiary, of or in respect of principal of or interest on any Subordinated Indebtedness with an outstanding aggregate principal amount in excess of the Threshold Amount (excluding unsubordinated Indebtedness of the Borrower that is not Guaranteed by any Subsidiary, except by one or more Guarantors on a subordinated basis) (each of the foregoing, a “Junior Financing”); provided, that the following shall not constitute a Junior Debt Restricted Payment:

(a) Refinancings with any Permitted Refinancing Indebtedness permitted to be incurred under Section 6.01;

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(b) payments of regularly-scheduled interest and fees due thereunder, other non-principal payments thereunder, any mandatory prepayments of principal, interest and fees thereunder, scheduled payments thereon necessary to avoid the Junior Financing from constituting “applicable high yield discount obligations” within the meaning of Section 163(i)(l) of the Code, and, to the extent this Agreement is then in effect, principal on the scheduled maturity date of any Junior Financing;

(c) payments or distributions in respect of all or any portion of the Junior Financing with the proceeds from an issuance, sale or exchange by the Borrower of Qualified Equity Interests within eighteen months prior thereto; or

(d) the conversion of any Junior Financing to Qualified Equity Interests of the Borrower.

“Junior Financing” shall have the meaning assigned to such term in the definition of “Junior Debt Restricted Payment.”

“Junior Liens” shall mean Liens on the Collateral that are junior to the Liens thereon securing the Obligations, pursuant to a Permitted Junior Intercreditor Agreement (it being understood that Junior Liens are not required to rank equally and ratably with other Junior Liens, and that Indebtedness secured by Junior Liens may be secured by Liens that are senior in priority to, or rank equally and ratably with, or junior in priority to, other Liens constituting Junior Liens), which Permitted Junior Intercreditor Agreement (together with such amendments to the Security Documents and any other Intercreditor Agreements, if any, as are reasonably necessary or advisable to give effect to such Liens) shall be entered into in connection with a permitted incurrence of any such Liens (unless a Permitted Junior Intercreditor Agreement and/or Security Documents (as applicable) covering such Liens are already in effect).

“Latest Maturity Date” shall mean, at any date of determination, the latest Maturity Date then in effect on such date of determination.

“Lender” shall mean each financial institution listed on Schedule 2.01, as well as any person that becomes a “Lender” hereunder pursuant to Section 2.01(c), Section 9.04, Section 2.21, Section 2.22 or Section 2.23.

“Lending Office” shall mean, as to any Lender, the applicable branch, office or Affiliate of such Lender designated by such Lender to make Loans.

“Level 3 Communications” shall mean Level 3 Communications, LLC, together with its successors and assigns.

“Lien” shall mean, with respect to any asset, (a) any mortgage, deed of trust, lien, hypothecation, pledge, charge, security interest or similar monetary encumbrance in or on such asset and (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset; provided, that in no event shall an operating lease or an agreement to sell be deemed to constitute a Lien.

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“Limited Condition Transaction” shall mean (a) any acquisition, including by means of a merger, amalgamation or consolidation, by the Borrower or one or more of the Subsidiaries, the consummation of which is not conditioned upon the availability of, or on obtaining, third party financing or in connection with which any fee or expense would be payable by the Borrower or the Subsidiaries to the seller or target in the event financing to consummate the acquisition is not obtained as contemplated by the definitive acquisition agreement, (b) any declaration of any dividend by the Board of Directors of the Borrower or any Subsidiary that is payable within 60 days of the date of declaration and/or (c) any irrevocable notice of prepayment, redemption, purchase, repurchase, defeasance or satisfaction and discharge of Indebtedness of the Borrower or any of the Subsidiaries.

“Loan Documents” shall mean

(a) this Agreement,

(b) the Amendment Agreement,

(c) the Guarantee Agreement,

(d) the Security Documents,

(e) each Incremental Assumption Agreement,

(f) each Extension Amendment,

(g) each Refinancing Amendment,

(h) any Intercreditor Agreement or joinder thereto,

(i) Amendment No. 1,

(j) Amendment No. 2,

(k) Amendment No. 3, and

(l) any other amendments, modifications or supplements hereto or to any other Loan Document or waivers hereof or to any other Loan Document.

For the avoidance of doubt, the Parent Guarantee Agreement shall not constitute a “Loan Document”; it being understood that, for the avoidance of doubt, in connection with (and pursuant to the terms of) the Parent Guarantee Agreement, the Administrative Agent shall be entitled to the benefit of every provision of this Agreement and the other Loan Documents relating to the Administrative Agent, including, without limitation, the provisions relating to the rights, protections, powers, indemnities, immunities, duties, exculpation or conduct of, affecting the liability of or otherwise affording protection to the Administrative Agent thereunder.

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“Loan Obligations” shall mean

(a) the due and punctual payment by the Borrower of

(i) the unpaid principal of and interest, fees and expenses (including interest, fees and expenses accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loans made to the Borrower under this Agreement, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise,

(ii) [reserved],

(iii) all other monetary obligations of the Borrower owed under or pursuant to this Agreement and each other Loan Document, including obligations to pay fees, expense reimbursement obligations and indemnification obligations (including the Indemnification Obligations), whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), and

(b) the due and punctual payment of all obligations of each other Loan Party under or pursuant to each of the Loan Documents (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding).

“Loan Parties” shall mean the Borrower and the Guarantors. Notwithstanding anything to the contrary herein or otherwise, no Regulated Guarantor Subsidiary shall be required to (x) provide guarantees until the Guarantee Permit Condition has been satisfied or (y) grant a security interest in its Collateral until the Collateral Permit Condition has been satisfied. For the avoidance of doubt, the Parent Guarantor shall not constitute a “Loan Party”.

“Loan Proceeds Note” shall mean the amended and restated intercompany demand note dated as of the Closing Date, issued by Level 3 Communications to the Borrower, as amended, restated, amended and restated, supplemented or otherwise modified from time to time.

“Loan Proceeds Note Collateral Agreement” shall mean the Loan Proceeds Note Collateral Agreement, substantially in the form set forth in Exhibit M-2.

“Loan Proceeds Note Guarantee” shall mean an unconditional Guarantee of the due and punctual payment of the principal of and premium, if any, and interest on the Loan Proceeds Note, when and as due, whether on demand, at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, and all other monetary obligations of Level 3 Communications under the Loan Proceeds Note, in substantially the form set forth in Exhibit M-1.

“Loans” shall mean the Term Loans and any Incremental Revolving Loans.

“Local Time” shall mean New York City time (daylight or standard, as applicable).

“Losses” shall have the meaning assigned to such term in Section 9.26(a).

“Lumen” shall mean Lumen Technologies, Inc., a Louisiana corporation.

“Lumen Intercompany Loan” shall mean the loans outstanding from time to time, as permitted hereunder, pursuant to that certain secured Intercompany Loan, dated as of the Closing Date, issued by Lumen to the Borrower, and as such document may be further amended, restated, supplemented or otherwise modified from time to time.

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“Lumen Intercompany Revolving Loan” shall mean the loans outstanding from time to time, as permitted hereunder, pursuant to that certain Amended and Restated Revolving Loan Agreement, dated as of the Closing Date, issued by Lumen to the Borrower, and as such document may be further amended, restated, supplemented or otherwise modified from time to time.

“Lumen RCF Agent” has the meaning assigned to such term in the definition of “Lumen Revolving Credit Agreement”.

“Lumen Revolving Credit Agreement” shall mean that certain Revolving Credit Agreement, dated as of April 14, 2026, among Lumen, the lenders from time to time party thereto and Bank of America, N.A., as administrative agent and as collateral agent (the “Lumen RCF Agent”), as such document may be further amended, restated, supplemented or otherwise modified from time to time.

“Lumen Revolving Facility” shall mean the “Revolving Facility” as such term is defined in the Lumen Revolving Credit Agreement as in effect on the date hereof.

“LVLT Guarantee Agreement” shall mean the LVLT Guarantee Agreement, dated as of the Closing Date, and as it may be amended, restated, supplemented or otherwise modified from time to time, between the Loan Parties from time to time party thereto and the Lumen RCF Agent.

“LVLT Limited Guarantee” shall mean the Guarantee of the obligations under the Lumen Revolving Facility provided by the Loan Parties under the LVLT Guarantee Agreement (to the extent outstanding).

“LVLT/Lumen Digital Products Subsidiary” shall mean any Special Purpose Entity that is a Subsidiary and is established in connection with a LVLT/Lumen Qualified Digital Products Facility.

“LVLT/Lumen Qualified Digital Products Facility” shall mean Indebtedness or other obligations (other than a Qualified Receivable Facility) of a LVLT/Lumen Digital Products Subsidiary constituting a bona fide asset based securitization facility of Digital Products from both a LVLT Subsidiary and a Non-LVLT Entity (a “LVLT/Lumen Digital Products Facility”) that meets the following conditions:

(x) the sales or contributions of Digital Products to the applicable LVLT/Lumen Digital Products Subsidiary are made at Fair Market Value, and

(y) no portion of the Indebtedness or any other obligations (contingent or otherwise) under such LVLT/Lumen Digital Products Facility:

(i) is guaranteed by Holdings or any Subsidiary (other than a LVLT/Lumen Digital Products Subsidiary) (excluding guarantees of obligations pursuant to Standard Securitization Undertakings),

(ii) is recourse to or obligates Holdings or any Subsidiary (other than a LVLT/Lumen Digital Products Subsidiary) in any way (other than pursuant to Standard Securitization Undertakings), or

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(iii) subjects any property or asset (other than relevant Digital Products or the Equity Interests of any LVLT/Lumen Digital Products Subsidiary) of Holdings or any Subsidiary (other than a LVLT/Lumen Digital Products Subsidiary), directly or indirectly, contingently or otherwise, to the satisfaction thereof (other than pursuant to Standard Securitization Undertakings).

For the avoidance of doubt, a LVLT/Lumen Qualified Digital Products Facility shall also constitute a Qualified Digital Products Facility.

In addition, notwithstanding anything to the contrary herein or in any other Loan Document, no portion of the sales and/or contributions of Digital Product Assets of Holdings or any of its Subsidiaries to a Non-LVLT Entity shall be made pursuant to Section 6.04(z), Section 6.05(o) and/or Section 6.06(i).

“LVLT/Lumen Qualified Securitization Facility” shall mean Indebtedness or other obligations (other than a Qualified Receivable Facility) of a LVLT/Lumen Securitization Subsidiary constituting a bona fide asset based securitization facility of LVLT/Lumen Securitization Assets from both a LVLT Subsidiary and a Non-LVLT Entity (a “LVLT/Lumen Securitization Facility”) that meets the following conditions:

(x) the sales or contributions of LVLT/Lumen Securitization Assets to the applicable LVLT/Lumen Securitization Subsidiary are made at Fair Market Value,

(y) no portion of the Indebtedness or any other obligations (contingent or otherwise) under such LVLT/Lumen Securitization Facility:

(i) is guaranteed by Holdings or any Subsidiary (other than any LVLT/Lumen Securitization Subsidiary) (excluding guarantees of obligations pursuant to Standard Securitization Undertakings),

(ii) is recourse to or obligates Holdings or any Subsidiary (other than any LVLT/Lumen Securitization Subsidiary) in any way (other than pursuant to Standard Securitization Undertakings), or

(iii) subjects any property or asset (other than Securitization Assets or the Equity Interests of any LVLT/Lumen Securitization Subsidiary) of Holdings or any Subsidiary (other than any LVLT/Lumen Securitization Subsidiary), directly or indirectly, contingently or otherwise, to the satisfaction thereof (other than pursuant to Standard Securitization Undertakings).

For the avoidance of doubt, a LVLT/Lumen Qualified Securitization Facility shall also constitute a Qualified Securitization Facility.

In addition, notwithstanding anything to the contrary herein or in any other Loan Document, no portion of the sales and/or contributions of LVLT/Lumen Securitization Assets of Holdings or any of its Subsidiaries to a Non-LVLT Entity shall be made pursuant to Section 6.04(z), Section 6.05(o) and/or Section 6.06(i).

“LVLT/Lumen Securitization Asset” shall mean in the case of any securitization, fiber optic cables and other fiber optic network-related products, assets and equipment, copper and hybrid cables and other copper and hybrid network-related products, assets and equipment, and related revenue streams and, in the case of the foregoing, all contracts and contract rights, guarantees or other obligations in respect of the foregoing, lockbox accounts and records with respect to the foregoing and other assets and rights, in each case customarily transferred (or in respect of which security interests are customarily granted) together in a LVLT/Lumen Qualified Securitization Facility.

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“LVLT/Lumen Securitization Subsidiary” shall mean any Special Purpose Entity that is a Subsidiary and is established in connection with a LVLT/Lumen Qualified Securitization Facility.

“LVLT Subsidiary” shall mean any Subsidiary of Holdings.

“Majority Lenders” of any Facility shall mean, at any time, Lenders under such Facility having Loans and Commitments representing more than 50% of the sum of all Loans and Commitments under such Facility at such time (subject to the last paragraph of Section 9.08(b)).

“Material Adverse Effect” shall mean a material adverse effect on the business, property, operations or financial condition of Holdings, the Borrower and the Subsidiaries, taken as a whole, or the validity or enforceability of any of the Loan Documents or the rights and remedies, taken as a whole, of the Administrative Agent, the Collateral Agent and the Lenders thereunder.

“Material Assets” shall mean, as of any date of determination, any asset or assets (including any Intellectual Property but excluding cash and Permitted Investments) owned or controlled by Holdings or any Subsidiary, which asset or assets is or are (taken as a whole) material to the business of Holdings and its Subsidiaries as reasonably determined in good faith by Holdings (it being understood that any such asset or assets that (x) have a fair market value equal to or greater than 10.0% of Consolidated Total Assets as of the most recently ended Test Period prior to such date or (y) account for operating revenue for the most recently ended Test Period prior to such date equal to or greater than 10.0% of the consolidated operating revenues of Holdings and its Subsidiaries for such period, in each case, shall constitute Material Assets).

“Material First Lien Indebtedness” shall mean First Lien Debt for borrowed money (other than the Loans) in an aggregate principal amount, or aggregate committed principal amount, not less than the Threshold Amount.

“Material Indebtedness” shall mean Indebtedness for borrowed money (other than Indebtedness under this Agreement) of any one or more of Holdings, the Borrower or any Significant Subsidiary in an aggregate principal amount exceeding the Threshold Amount; provided, that in no event shall any of the following be Material Indebtedness for any purpose: (a) a Qualified Receivable Facility, Qualified Securitization Facility or Qualified Digital Products Facility, (b) Capitalized Lease Obligations, (c) Indebtedness held by a Loan Party or any Indebtedness held by an Affiliate of a Loan Party and (d) Indebtedness under Hedging Agreements.

“Material Real Property” shall mean any parcel or parcels of Real Property located in the United States now or hereafter owned in fee by the Borrower or any Collateral Guarantor (including any Regulated Grantor Subsidiary that becomes a Collateral Guarantor after the Closing Date in accordance with the terms hereof) and having a fair market value (on a per-property basis) of at least $50,000,000 as of (x) the Closing Date for Real Property owned on the Closing Date or (y) the date of acquisition, for Real Property acquired after the Closing Date, in each case as determined by the Borrower in good faith.

“Maturity Date” shall mean, (a) with respect to any Term Facility, the Term Facility Maturity Date thereof and (b) with respect to any Incremental Revolving Facility, the Incremental Revolving Facility Maturity Date thereof.

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“Maximum Rate” shall have the meaning assigned to such term in Section 9.09.

“Moody’s” shall mean Moody’s Investors Service, Inc. and any successor thereto.

“Mortgaged Property” shall mean each Material Real Property to be encumbered by a Mortgage after the Closing Date pursuant to Section 5.10, Section 5.13 and the definition of “Collateral and Guarantee Requirement”.

“Mortgages” shall mean, collectively, the mortgages, trust deeds, deeds of trust, deeds to secure debt, assignments of leases and rents, and other security documents (including amendments to the foregoing) delivered with respect to the Mortgaged Properties and otherwise in form and substance reasonably acceptable to the Borrower in customary form taking into account local law matters, as needed, in each case, as amended, supplemented or otherwise modified from time to time.

“Multiemployer Plan” shall mean a “multiemployer plan” as defined in Section 4001(a)(3) of ERISA to which the Borrower or any Subsidiary or any ERISA Affiliate (other than one considered an ERISA Affiliate only pursuant to subsection (m) or (o) of Code Section 414) is making or accruing an obligation to make contributions, or has within any of the preceding six plan years made or accrued an obligation to make contributions.

“Multi-Lien Intercreditor Agreement” shall mean that certain Intercreditor Agreement, dated as of the Closing Date, among the Administrative Agent, the Collateral Agent, the Existing Credit Agreement Agent, representatives on behalf of the First Lien Notes and Second Lien Notes, the Lumen RCF Agent and other representatives from time to time party thereto, as amended, restated, amended and restated, supplemented or otherwise modified from time to time.

“Net Income” shall mean, with respect to any person, the net income (loss) of such person, determined in accordance with GAAP and before any reduction in respect of preferred stock dividends.

“Net Proceeds” shall mean:

(a) 100% of the cash proceeds actually received by Holdings or any Subsidiary of Holdings (including any cash payments received by way of deferred payment of principal pursuant to a note or installment receivable or purchase price adjustment receivable or otherwise, but only as and when received) from any Asset Sale under Section 6.05(g), net of:

(i) attorneys’ fees, accountants’ fees, investment banking fees, survey costs, title insurance premiums, and related search and recording charges, transfer Taxes, deed or mortgage recording Taxes, other customary expenses and brokerage, consultant and other customary fees actually incurred in connection therewith,

(ii) required payments of Indebtedness and required payments of other obligations relating to the applicable asset to the extent such Indebtedness or other obligations are secured by a Lien permitted hereunder (in each case, other than pursuant to the Loan Documents, Other First Lien Debt and other than obligations secured by a Junior Lien),

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(iii) [reserved],

(iv) without duplication of any Taxes deducted pursuant to clause (i), Taxes paid or reasonably expected to be payable (in the good faith determination of the Borrower) as a direct result thereof including, where the applicable Asset Sale is made by a Foreign Subsidiary, any Taxes attributable to repatriating and transferring such proceeds to the Borrower; and

(v) the amount of any reasonable reserve established in accordance with GAAP against any adjustment to the sale price or any liabilities (other than any Taxes deducted pursuant to clause (i) or (iv) above) (x) related to any of the applicable assets and (y) retained by the Borrower or any of the Subsidiaries including, without limitation, pension and other post-employment benefit liabilities and liabilities related to environmental matters or against any indemnification obligations (provided that (1) the amount of any reduction of such reserve (other than in connection with a payment in respect of any such liability), prior to the date occurring 18 months after the date of the respective Asset Sale, shall be deemed to be cash proceeds of such Asset Sale occurring on the date of such reduction and (2) the amount of any such reserve that is maintained as of the date occurring 18 months after the date of the applicable Asset Sale shall be deemed to be Net Proceeds from such Asset Sale as of such date);

provided, that (x) no net cash proceeds calculated in accordance with the foregoing realized in a single transaction or series of related transactions shall constitute Net Proceeds unless such net cash proceeds shall exceed the greater of (i) $65,000,000 and (ii) 5% of Pro Forma LTM EBITDA (and thereafter only net cash proceeds in excess of such amount shall constitute Net Proceeds) and (y) no net cash proceeds calculated in accordance with the foregoing shall constitute Net Proceeds in any fiscal year until the aggregate amount of all such net cash proceeds otherwise constituting Net Proceeds pursuant to the foregoing clause (x) in such fiscal year shall exceed the greater of (i) $175,000,000 and (ii) 15% of Pro Forma LTM EBITDA (and thereafter only net cash proceeds in excess of such amount shall constitute Net Proceeds);

(b) 100% of the cash proceeds actually received by Holdings or any Subsidiary of Holdings (including casualty insurance settlements and condemnation awards, but only as and when received) from any Recovery Event, net of:

(i) attorneys’ fees, accountants’ fees, transfer Taxes, deed or mortgage recording Taxes, other customary expenses and brokerage, consultant and other customary fees actually incurred in connection therewith,

(ii) required payments of Indebtedness and required payments of other obligations relating to the applicable asset to the extent such Indebtedness or other obligations are secured by a Lien permitted hereunder (in each case, other than pursuant to the Loan Documents, Other First Lien Debt and other than obligations secured by a Junior Lien),

(iii) [reserved],

(iv) without duplication of any Taxes deducted pursuant to clause (i), Taxes paid or reasonably expected to be payable (in the good faith determination of the Borrower) as a direct result thereof, including, where the applicable Recovery Event involves a Foreign Subsidiary, any Taxes attributable to repatriating and transferring such proceeds to the Borrower;

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provided, that (x) no net cash proceeds calculated in accordance with the foregoing realized in a single transaction or series of related transactions shall constitute Net Proceeds unless such net cash proceeds shall exceed the greater of (i) $65,000,000 and (ii) 5% of Pro Forma LTM EBITDA (and thereafter only net cash proceeds in excess of such amount shall constitute Net Proceeds) and (y) no net cash proceeds calculated in accordance with the foregoing shall constitute Net Proceeds in any fiscal year until the aggregate amount of all such net cash proceeds otherwise constituting Net Proceeds pursuant to the foregoing clause (x) in such fiscal year shall exceed the greater of (i) $175,000,000 and (ii) 15% of Pro Forma LTM EBITDA (and thereafter only net cash proceeds in excess of such amount shall constitute Net Proceeds);

(c) 100% of the cash proceeds from the incurrence, issuance or sale by the Borrower or any Subsidiary of any Indebtedness (other than Excluded Indebtedness, except for Refinancing Notes and Refinancing Term Loans), net of all fees (including investment banking fees), commissions, costs, Taxes and other expenses, in each case incurred in connection with such issuance or sale;

(d) [reserved];

(e) 50% of the cash proceeds from any Qualified Digital Products Facility incurred pursuant Section 6.01(dd) (other than in the case of any Refinancing of any Qualified Digital Products Facility permitted hereunder in whole or in part, the amount of cash proceeds applied to Refinance such Qualified Digital Products Facility in an amount not to exceed the aggregate principal amount of such Qualified Digital Products Facility being Refinanced, plus accrued interest on the principal amount so Refinanced plus any applicable prepayment premium), net of all fees, commissions, costs, Taxes and other expenses, in each case incurred in connection with such Indebtedness; provided that, for the avoidance of doubt, clause (f) and not this clause (e) shall apply to a Qualified Digital Products Facility which is a LVLT/Lumen Qualified Digital Products Facility;

(f) the SPE Relevant Sweep Percentage of the cash proceeds of LVLT/Lumen Qualified Digital Products Facility (other than in the case of any Refinancing of any LVLT/Lumen Qualified Digital Products Facility permitted hereunder in whole or in part, the amount of cash proceeds applied to Refinance such LVLT/Lumen Qualified Digital Products Facility in an amount not to exceed the applicable SPE Relevant Assets Percentage of the aggregate principal amount of such LVLT/Lumen Qualified Digital Products Facility being Refinanced, plus accrued interest on the principal amount so Refinanced plus any applicable prepayment premium), net of all fees, commissions, costs, Taxes and other expenses, in each case incurred in connection with such LVLT/Lumen Qualified Digital Products Facility; and

(g) [reserved].

“New Incremental Revolving Class Loans” shall have the meaning assigned to such term in Section 9.08(g).

“New Term Class Loans” shall have the meaning assigned to such term in Section 9.08(f).

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“Non-Consenting Lender” shall have the meaning assigned to such term in Section 2.19(c).

“Non-LVLT Entity” shall mean any Subsidiary of Lumen (other than Holdings, any Subsidiary of Holdings or any Unrestricted Subsidiary).

“non ratio-based basket” shall have the meaning assigned to such term in Section 1.09(b).

“Obligations” shall mean, collectively, (a) the Loan Obligations, (b) obligations in respect of any Secured Cash Management Agreement, and (c) obligations in respect of any Secured Hedge Agreement (including, in each case, monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding).

“Offering Proceeds Note” shall mean, individually or collectively, as the context may require,

(i) Existing Offering Proceeds Note (3.625%),

(ii) Existing Offering Proceeds Note (3.750%),

(iii) Existing Offering Proceeds Note (3.875%),

(iv) Existing Offering Proceeds Note (4.250%) and

(v) and any future unsecured offering proceeds note issued in a manner consistent with past practice and in connection with the incurrence of unsecured Indebtedness,

each as amended, restated, amended and restated, supplemented or otherwise modified from time to time.

“Omnibus Offering Proceeds Note Subordination Agreement” shall mean the amended and restated Omnibus Offering Proceeds Note Subordination Agreement dated as of the Closing Date, substantially in the form of Exhibit L, among the Borrower, Holdings, Level 3 Communications and the Administrative Agent, as amended, restated, supplemented or otherwise modified from time to time.

“Organization Documents” shall mean, (a) with respect to any corporation, the charter or certificate or articles of incorporation and the bylaws (or equivalent or comparable constitutive documents with respect to any non-U.S. jurisdiction), (b) with respect to any limited liability company, the certificate or articles of formation or organization and operating or limited liability company agreement and (c) with respect to any partnership, joint venture, trust or other form of business entity, the partnership, joint venture, trust or other applicable agreement of formation or organization and any agreement, instrument, filing or notice with respect thereto filed in connection with its formation or organization with the applicable Governmental Authority in the jurisdiction of its formation or organization and, if applicable, any certificate or articles of formation or organization of such entity.

“Other First Lien Debt” shall mean any obligations secured by Other First Liens (including any Incremental Equivalent Debt or Refinancing Notes secured by Other First Liens).

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“Other First Liens” shall mean Liens on the Collateral that are equal and ratable with the Liens thereon securing the Obligations subject to the First Lien/First Lien Intercreditor Agreement, which First Lien/First Lien Intercreditor Agreement (or a supplement thereto) (together with such amendments to the Security Documents and any other Intercreditor Agreements, if any, as are reasonably necessary or advisable to give effect to such Liens) shall be entered into in connection with a permitted incurrence of any such Liens.

“Other Incremental Term Loans” shall have the meaning assigned to such term in Section 2.21(a).

“Other Taxes” shall mean any and all present or future stamp, or documentary, excise, transfer, sales, property, intangible, mortgage recording or similar Taxes arising from any payment made hereunder or under any other Loan Document or from the execution, registration, delivery or enforcement of, consummation or administration of, from the receipt or perfection of security interest under, or otherwise with respect to, the Loan Documents, other than any such Tax imposed with respect to an assignment (other than an assignment pursuant to Section 2.19(b) or 2.19(c)) and arising as a result of a present or former connection between the relevant recipient and the jurisdiction imposing such Tax (other than any such connection arising solely from or with respect to any Loan Document or any transactions pursuant to any Loan Document).

“Other Term Facilities” shall mean the Other Term Loan Commitments and the Other Term Loans made thereunder.

“Other Term Loan Commitments” shall mean, collectively, (a) Incremental Term Loan Commitments with respect to Other Term Loans and (b) commitments to make Refinancing Term Loans.

“Other Term Loan Installment Date” shall have, with respect to any Class of Other Term Loans established pursuant to an Incremental Assumption Agreement, an Extension Amendment or a Refinancing Amendment, the meaning assigned to such term in Section 2.10(a)(vi).

“Other Term Loans” shall mean, collectively, (a) Other Incremental Term Loans, (b) Extended Term Loans and (c) Refinancing Term Loans.

“Outstanding Receivables Amount” shall mean, at any time, without duplication (a) the sum of all then outstanding amounts advanced to any Receivables Subsidiary by lenders (other than the Borrower or any of the Subsidiaries) under Qualified Receivable Facilities and (b) the amount of accounts receivable disposed of in connection with any Qualified Receivable Facility (other than to a Receivables Subsidiary) structured as a factoring arrangement that have stated due dates following such date of determination.

“Parent Guarantee” shall mean the Guarantee provided by the Parent Guarantor pursuant to the Parent Guarantee Agreement.

“Parent Guarantee Agreement” shall mean the Guarantee Agreement, dated as of April 30, 2026 (and as it may be amended, restated, supplemented or otherwise modified from time to time), by the Parent Guarantor and acknowledged by the Administrative Agent.

“Parent Guarantor” shall mean Lumen, unless and until such time as Lumen is released from its obligations under the Parent Guarantee Agreement in accordance with the terms and provisions thereof.

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“Parent Intercompany Note” shall mean the amended and restated intercompany demand note dated December 8, 1999, as amended and restated on October 1, 2003, issued by Level 3 Communications to Holdings, as amended, restated, supplemented or otherwise modified from time to time.

“Participant” shall have the meaning assigned to such term in Section 9.04(d)(i).

“Participant Register” shall have the meaning assigned to such term in Section 9.04(d)(ii).

“PBGC” shall mean the Pension Benefit Guaranty Corporation referred to and defined in ERISA.

“Perfection Certificate” shall mean the Perfection Certificate with respect to the Borrower and the other Loan Parties substantially in the form attached hereto as Exhibit I-1, as the same may be supplemented from time to time to the extent required by Section 5.04(f).

“Perfection Certificate (Loan Proceeds Note)” shall mean the Perfection Certificate with respect to the Level 3 Communications substantially in the form attached hereto as Exhibit I-2.

“Permitted Business Acquisition” shall mean any acquisition of all or substantially all the assets or business of, or all or substantially all the Equity Interests (other than directors’ qualifying shares) not previously held by the Borrower and the Subsidiaries in, or merger, consolidation or amalgamation with, a person or business unit or division or line of business of a person (or any subsequent investment made in a person or business unit or division or line of business previously acquired in a Permitted Business Acquisition), if:

(a) no Event of Default under Section 7.01(b), (c), (h) or (i) shall have occurred and be continuing immediately after giving effect thereto or would result therefrom, provided, that with respect to any such acquisition that is a Limited Condition Transaction, at the option of the Borrower, the determination of whether such an Event of Default shall exist shall be made solely at the time of the execution of the acquisition agreement related to such Limited Condition Transaction;

(b) all transactions related thereto shall be consummated in accordance with applicable laws;

(c) [reserved];

(d) any acquired or newly formed Subsidiary shall not be liable for any Indebtedness except for Indebtedness permitted by Section 6.01; and

(e) any acquired Equity Interests or Equity Interests in any entity newly formed in connection with such transactions shall be Equity Interests of a Subsidiary (except as permitted by a provision of Section 6.04 other than Section 6.04(k)).

“Permitted Consolidated Cash Flow Debt” shall mean Indebtedness; provided that

(a) no Event of Default under Section 7.01(b), (c), (h) or (i) shall have occurred and be continuing or would exist after giving effect to such Indebtedness; and

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(b) such Permitted Consolidated Cash Flow Debt

(i) (A) to the extent secured by a Lien on property or assets of Holdings or any Subsidiary, any Permitted Consolidated Cash Flow Debt shall not be secured by any Lien on any property or asset of such person that does not also secure the Loans (except (1) customary cash collateral in favor of an agent, letter of credit issuer or similar “fronting” lender, (2) Liens on property or assets applicable only to periods after the Latest Maturity Date at the time of incurrence and (3) any Liens on property or assets to the extent that a Lien on such property or asset is also added for the benefit of all Lenders for so long as such Liens secure such Permitted Consolidated Cash Flow Debt); and (B) to the extent guaranteed by Holdings or any Subsidiary, any such Permitted Consolidated Cash Flow Debt shall not be guaranteed by any such person that is not (or is not required to be) a Loan Party (except (1) for guarantees by other persons that are applicable only to periods after the Latest Maturity Date at the time such Permitted Consolidated Cash Flow Debt is incurred, (2) any such person guaranteeing such Permitted Consolidated Cash Flow Debt that also guarantees the Loans for so long as such person guarantees such Permitted Consolidated Cash Flow Debt and (3) the Parent Guarantor),

(ii) shall have a Weighted Average Life to Maturity no shorter than the remaining Weighted Average Life to Maturity of the Term B Loans,

(iii) shall not be subject to any maturity, mandatory redemption, repurchase, prepayment or sinking fund obligation (other than customary offers to repurchase and prepayment events upon a change of control, asset sale or event of loss (or from the proceeds of a Permitted Refinancing Indebtedness) and a customary acceleration right after an event of default) prior to the then Latest Maturity Date,

(iv) shall have a final maturity no earlier than the Latest Maturity Date in effect at the date of incurrence of such Permitted Consolidated Cash Flow Debt,

(v) if secured by assets that constitute Collateral, shall only be secured by Junior Liens on the Collateral and shall be subject to a Permitted Junior Intercreditor Agreement,

(vi) shall have terms and conditions (other than (1) pricing, rate floors, discounts, fees, premiums and optional prepayment or redemption provisions and (2) covenants or other provisions applicable only to periods after the Latest Maturity Date at the time of incurrence of such Indebtedness) that in the good faith judgment of the Borrower are either (x) not materially less favorable (when taken as a whole) to the Borrower than the terms and conditions of the Loan Documents (when taken as a whole) or (y) customary or market terms (when taken as a whole) for the type of Indebtedness incurred, in light of then-applicable market conditions (in the case of each of clauses (x) and (y), as determined in good faith by the Borrower); and

(vii) if incurred by a Subsidiary that is not a Loan Party the aggregate principal amount of such Permitted Consolidated Cash Flow Debt shall not exceed the greater of (x) $1,250,000,000 and (y) 87.5% of Pro Forma LTM EBITDA.

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“Permitted Investments” shall mean:

(a) direct obligations of the United States of America or any member of the European Union (as of the date of this Agreement) or any agency thereof or obligations guaranteed by the United States of America or any member of the European Union (as of the date of this Agreement) or any agency thereof, in each case with maturities not exceeding two years from the date of acquisition thereof;

(b) time deposit accounts, certificates of deposit, money market deposits, banker’s acceptances and other bank deposits maturing within 180 days of the date of acquisition thereof issued by a bank or trust company having capital, surplus and undivided profits in excess of $1,000,000,000 and whose long-term debt, or whose parent holding company’s long-term debt, is rated at least A by S&P or A2 by Moody’s (or such similar equivalent rating or higher by at least one nationally recognized statistical rating organization (as defined in Rule 436 under the Securities Act));

(c) repurchase obligations with a term of not more than 180 days for underlying securities of the types described in clause (a) above entered into with a bank meeting the qualifications described in clause (b) above;

(d) commercial paper, maturing not more than one year after the date of acquisition, issued by a corporation (other than an Affiliate of the Borrower) with a rating at the time as of which any investment therein is made of P-1 (or higher) according to Moody’s, or A-1 (or higher) according to S&P (or such similar equivalent rating or higher by at least one nationally recognized statistical rating organization (as defined in Rule 436 under the Securities Act));

(e) securities with maturities of two years or less from the date of acquisition, issued or fully guaranteed by any State of the United States of America, or by any political subdivision or taxing authority thereof, and rated at least A by S&P or A2 by Moody’s (or such similar equivalent rating or higher by at least one nationally recognized statistical rating organization (as defined in Rule 436 under the Securities Act));

(f) shares of mutual funds whose investment guidelines restrict 95% of such funds’ investments to those satisfying the provisions of clauses (a) through (e) above;

(g) money market funds that (i) comply with the criteria set forth in Rule 2a-7 under the Investment Company Act of 1940, (ii) are rated AAA by S&P or Aaa by Moody’s and (iii) have portfolio assets of at least $1,000,000,000;

(h) time deposit accounts, certificates of deposit, money market deposits, banker’s acceptances and other bank deposits in an aggregate face amount not in excess of 0.5% of the total assets of Holdings and the Subsidiaries, on a consolidated basis, as of the end of the Holdings’ most recently completed fiscal year; and

(i) instruments equivalent to those referred to in clauses (a) through (h) above denominated in any foreign currency comparable in credit quality and tenor to those referred to above and commonly used by corporations for cash management purposes in any jurisdiction outside the United States of America to the extent reasonably required in connection with any business conducted by the Holdings or any Subsidiary organized in such jurisdiction.

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“Permitted Junior Intercreditor Agreement” shall mean, with respect to any Liens on Collateral that are intended to rank junior to any Liens securing the Loan Obligations, (x) the Multi-Lien Intercreditor Agreement or (y) with respect to Indebtedness secured by Liens that rank junior to the Liens securing the Obligations and Other First Lien Debt and Indebtedness secured by Junior Liens, the Multi-Lien Intercreditor Agreement or another intercreditor agreement in a form substantially consistent with the form of the Multi-Lien Intercreditor Agreement.

“Permitted Liens” shall have the meaning assigned to such term in Section 6.02.

“Permitted QC Refinancing Debt” means any Indebtedness issued in exchange for, or the net proceeds of which are used to Refinance, any Existing QC Debt (including successive refinancings thereof); provided that (A) the final maturity date of such Permitted QC Refinancing Debt is on or after the 91st day following the Latest Maturity Date for the Facilities in effect at the time of incurrence thereof and (B) the conditions set forth in clauses (a), (c), (d), (e), (f) and (g) of the definition of “Permitted Refinancing Indebtedness” shall be satisfied with respect to such Permitted QC Refinancing Debt.

“Permitted Refinancing Indebtedness” shall mean any Indebtedness issued in exchange for, or the net proceeds of which are used to extend, refinance, renew, replace, defease, satisfy and discharge or refund (collectively, to “Refinance”), any Indebtedness (including successive refinancings thereof); provided, that

(a) the principal amount (or accreted value, if applicable) of such Permitted Refinancing Indebtedness does not exceed the principal amount (or accreted value, if applicable) of the Indebtedness so Refinanced (plus unpaid accrued interest and premium (including tender premiums) thereon and underwriting discounts, defeasance costs, fees, commissions and expenses),

(b) except with respect to Section 6.01(i), (i) the final maturity date of such Permitted Refinancing Indebtedness is on or after the earlier of (x) the final maturity date of the Indebtedness being Refinanced and (y) the 91st day following the Latest Maturity Date in effect at the time of incurrence thereof and (ii) the Weighted Average Life to Maturity of such Permitted Refinancing Indebtedness is greater than or equal to the lesser of (x) the Weighted Average Life to Maturity of the Indebtedness being Refinanced and (y) the number of years until the 91st day following the maturity date of the Class of Term Loans with the greatest remaining Weighted Average Life to Maturity then outstanding at such time (provided, that such Indebtedness may be incurred in the form of a customary “bridge” or other interim credit facility intended to be refinanced or replaced with long-term indebtedness so long as, subject only to customary conditions, it would either be automatically converted into or required to be exchanged for permanent financing which satisfies the requirements of this clause (b)),

(c) if the Indebtedness being Refinanced is by its terms subordinated in right of payment to any Obligations, such Permitted Refinancing Indebtedness shall be subordinated in right of payment to such Obligations on terms in the aggregate not materially less favorable to the Lenders as those contained in the documentation governing the Indebtedness being Refinanced (as determined by the Borrower in good faith),

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(d) no Permitted Refinancing Indebtedness shall (i) have any borrower or issuer which is different than the borrower or issuer (or its permitted successors) of the respective Indebtedness being so Refinanced, other than a guarantor of the Indebtedness being so Refinanced or a Loan Party, or (ii) have guarantors that are not (or would not have been required to become) guarantors with respect to the Indebtedness being so Refinanced (other than (A) the borrower or issuer under the Indebtedness being so Refinanced, (B) any Loan Party and (C) the Parent Guarantor); provided that, if any of the Guarantees of the Indebtedness being Refinanced were subordinated to the Obligations, the Guarantees of the Permitted Refinancing Indebtedness shall be subordinated to the Obligations on no less favorable terms (as determined by the Borrower in good faith),

(e) subject to clause (f) below, if the Indebtedness being Refinanced is secured (and permitted to be secured), such Permitted Refinancing Indebtedness may be secured by Liens on the same (or any subset of the) assets as secured (or would have been required to secure) the Indebtedness being Refinanced, on terms in the aggregate that are no less favorable to the Secured Parties than the Indebtedness being refinanced or on terms otherwise permitted by Section 6.02 (as determined by the Borrower in good faith) (except (1) customary cash collateral in favor of an agent, letter of credit issuer or similar “fronting” lender, (2) Liens on property or assets applicable only to periods after the Latest Maturity Date at the time such Permitted Refinancing Indebtedness is incurred and (3) any Liens on property or assets to the extent that a Lien on such property or asset is also added for the benefit of all Lenders for so long as such Liens secure such Permitted Refinancing Indebtedness),

(f) if the Indebtedness being Refinanced is unsecured or secured by a Junior Lien, such Permitted Refinancing Indebtedness (whether unsecured or secured by a Junior Lien) shall be unsecured or secured by a Junior Lien (but not, for the avoidance of doubt, a Lien that is pari passu with or senior to the Liens securing the Obligations), and

(g) if (x) the Indebtedness being Refinanced was subject to the First Lien/First Lien Intercreditor Agreement or a Permitted Junior Intercreditor Agreement, as applicable, and the respective Permitted Refinancing Indebtedness is to be secured by the Collateral or (y) such Permitted Refinancing Indebtedness is to be secured by Junior Liens, the Permitted Refinancing Indebtedness shall likewise be subject to the First Lien/First Lien Intercreditor Agreement or a Permitted Junior Intercreditor Agreement, as applicable.

“person” shall mean any natural person, corporation, business trust, joint venture, association, company, partnership, limited liability company, Governmental Authority or individual or family trust.

“Plan” shall mean any “employee pension benefit plan” as defined in Section 3(2) of ERISA (other than a Multiemployer Plan) that is (a) subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA, (b) sponsored, maintained, contributed to or required to be contributed to (at the time of determination or at any time within the five years prior thereto) by the Borrower, any Subsidiary or any ERISA Affiliate, and (c) in respect of which the Borrower, any Subsidiary or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an “employer” as defined in Section 3(5) of ERISA.

“Platform” shall have the meaning assigned to such term in Section 5.04.

“Pledged Collateral” shall have the meaning assigned to such term in the Collateral Agreement.

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“primary obligor” shall have the meaning assigned to such term in the definition of “Guarantee.”

“Priority Net Leverage Ratio” shall mean, as of any date of determination, the ratio of:

(a) Consolidated Priority Debt of Holdings as of such date minus (i) any Specified Refinancing Cash Proceeds as of such date that are reserved to be applied to Consolidated Priority Debt and (ii) any unrestricted cash or Permitted Investments of Holdings, the Borrower and the Subsidiaries as of such date to

(b) EBITDA of Holdings for the most recently ended Test Period on or prior to such date;

provided, that the Priority Net Leverage Ratio shall be determined on a Pro Forma Basis.

“Pro Forma Basis” shall mean, as to any person, for any events as described below that occur subsequent to the commencement of a period for which the financial effect of such events is being calculated, and giving effect to the events for which such calculation is being made, such calculation as will give pro forma effect to such events as if such events occurred on the first day of the most recent Test Period ended on or before the occurrence of such event (the “Reference Period”):

(a) any Asset Sale or divestiture, and any asset acquisition, Investment (or series of related Investments) in excess of $250,000,000, merger, amalgamation, consolidation (or any similar transaction or transactions), any dividend, distribution or other similar payment,

(b) any operational changes or restructurings (including pursuant to any modernization and simplification plan) of the business of the Borrower or any of the Subsidiaries that the Borrower or any of the Subsidiaries has determined to make and/or made during or subsequent to the Reference Period in connection with Permitted Business Acquisitions and similar acquisitions and which are expected to have a continuing impact and are factually supportable, which would include cost savings resulting from head count reduction, closure of facilities and other operational changes and other cost savings in connection therewith,

(c) any operational changes or restructurings of the business of the Borrower or any of the Subsidiaries that the Borrower or any of the Subsidiaries has determined to make and/or made during or subsequent to the Reference Period that are not described in the preceding clause (b) which are expected to have a continuing impact and are factually supportable,

(d) the designation of any Subsidiary as an Unrestricted Subsidiary or of any Unrestricted Subsidiary as a Subsidiary and

(e) any incurrence, repayment, repurchase or redemption of Indebtedness (or any issuance, repurchase or redemption of Disqualified Stock or preferred stock), other than fluctuations in revolving borrowings in the ordinary course of business (and not resulting from a transaction as described in clause (a) above).

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Pro forma calculations made pursuant to the definition of this term “Pro Forma Basis” shall be determined in good faith by a Responsible Officer of the Borrower. Any such pro forma calculation may include adjustments appropriate, in the reasonable good faith determination of the Borrower, to reflect operating expense reductions, other operating improvements, synergies or such operational changes or restructurings described in clause (b) or (c) of the immediately preceding paragraph that are projected by the Borrower in good faith to result from actions taken, committed to be taken or expected to be taken during in the twenty-four month period following the consummation of the pro forma event, which may be reasonably allocated to the Borrower or any of the Subsidiaries in the reasonable good faith determination of the Borrower;

provided, that pro forma adjustments pursuant to clause (c) of the immediately preceding paragraph shall not exceed 25% of EBITDA in the aggregate for any Reference Period (as calculated after giving effect to such pro forma adjustment); provided, however, that such 25% cap shall not apply to any such adjustments that would be permitted to be included in pro forma financial statements prepared in accordance with Regulation S-X under the Securities Act.

If any Indebtedness bears a floating rate of interest and is being given pro forma effect, the interest on such Indebtedness shall be calculated as if the rate in effect on the date on which the relevant calculation is being made had been the applicable rate for the entire period (taking into account any hedging obligations applicable to such Indebtedness if such hedging obligation has a remaining term in excess of 12 months). Interest on a Capitalized Lease Obligation shall be deemed to accrue at an interest rate reasonably determined by a responsible financial or accounting officer of the Borrower to be the rate of interest implicit in such Capitalized Lease Obligation in accordance with GAAP. For purposes of making the computation referred to above, interest on any Indebtedness under a revolving credit facility computed on a pro forma basis shall be computed based upon the average daily balance of such Indebtedness during the applicable period, except to the extent the outstandings thereunder are reasonably expected to increase as a result of any transactions described in clause (a) of the first paragraph of this definition of “Pro Forma Basis” which occurred during the respective period or thereafter and on or prior to the date of determination. Interest on Indebtedness that may optionally be determined at an interest rate based upon a factor of a prime or similar rate, a eurocurrency interbank offered rate, or other rate, shall be deemed to have been based upon the rate actually chosen, or, if none, then based upon such optional rate chosen as the Borrower may designate.

“Pro Forma LTM EBITDA” shall mean, at any determination, EBITDA of Holdings for the most recently ended Test Period, determined on a Pro Forma Basis.

“Pro Rata Extension Offers” shall have the meaning assigned to such term in Section 2.22(a).

“Projections” shall mean the projections of Holdings, the Borrower and the Subsidiaries included in the Borrower Materials and any other projections and any forward-looking statements (including statements with respect to booked business) of such entities furnished to the Lenders or the Administrative Agent by or on behalf of the Borrower or any of the Subsidiaries prior to the Closing Date.

“PTE” shall mean a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time.

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“Public Company Costs” shall mean, as to the Borrower or any direct or indirect parent thereof, (a) costs associated with the provisions of the Securities Act, the Exchange Act or any other comparable body of laws, rules or regulations, including compliance with the requirements of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith, (b) directors’ and officers’ compensation, fees and expense reimbursement, (c) costs relating to investor relations, shareholder meetings and reports to shareholders, (d) directors’ and officers’ insurance and other executive costs, and (e) legal and other professional fees, and listing fees, in the case of each of the foregoing clauses (a) through (e), to the extent arising by virtue of the listing of such person’s equity securities on the New York Stock Exchange, the NASDAQ or any other national securities exchange.

“Public Lender” shall have the meaning assigned to such term in Section 5.04.

“Purchase Offer” shall have the meaning assigned to such term in Section 2.25(a).

“QC” shall mean Qwest Corporation, a Colorado corporation, together with its successors and assigns.

“QCF” shall mean Qwest Capital Funding, Inc., a Colorado corporation, together with its successors and assigns.

“QCI” shall mean Qwest Communications International Inc., together with its successors and assigns.

“QFC Credit Support” shall have the meaning assigned to such term in Section 9.25.

“Qualified Digital Products Facility” shall mean Indebtedness or other obligations (other than a Qualified Receivable Facility) of a Digital Products Subsidiary constituting a bona fide asset based securitization facility of Digital Product Assets (“Digital Products Facility”) that meets the following conditions:

(x) sales or contributions of Digital Product Assets are made at Fair Market Value (i) to the applicable Digital Products Subsidiary or (ii) otherwise permitted pursuant to Section 6.05, and

(y) no portion of the Indebtedness or any other obligations (contingent or otherwise) under such Digital Products Facility:

(i) is guaranteed by the Borrower or any Subsidiary (other than a Digital Products Subsidiary) (excluding (x) guarantees of obligations pursuant to Standard Securitization Undertakings and (y) “parent guarantees” of performance, which the Borrower determines in good faith are customary, ordinary course and market practice in a securitization transaction in the commercial paper, term securitization or structured lending market),

(ii) is recourse to or obligates the Borrower or any Subsidiary (other than a Digital Products Subsidiary) in any way (other (x) than pursuant to Standard Securitization Undertakings and (y) “parent guarantees” of performance, which the Borrower determines in good faith are customary, ordinary course and market practice in a securitization transaction in the commercial paper, term securitization or structured lending market), or

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(iii) subjects any property or asset (other than relevant Digital Product Assets or the Equity Interests of any Digital Products Subsidiary) of the Borrower or any other Subsidiary (other than a Digital Products Subsidiary), directly or indirectly, contingently or otherwise, to the satisfaction thereof (other than pursuant to Standard Securitization Undertakings).

For the avoidance of doubt, a “Qualified Digital Products Facility” includes a LVLT/Lumen Qualified Digital Products Facility.

“Qualified Equity Interests” shall mean any Equity Interest other than Disqualified Stock.

“Qualified Existing 2027 Term Lender” shall mean a holder of Existing 2027 Term Loans that (a) was a party to the Transaction Support Agreement on the Agreement Effective Date (as defined in the Transaction Support Agreement) and continues to be a party to the Transaction Support Agreement and (b) is legally prohibited from participating in the Transactions (as defined in the Transaction Support Agreement) as a result of reinvestment or similar limitations applicable to such holder.

“Qualified Joinder” shall have the meaning assigned to such term in Section 2.01(c).

“Qualified Joining Exchange Date” shall have the meaning assigned to such term in Section 2.01(c).

“Qualified Joining Lender” shall have the meaning assigned to such term in Section 2.01(c).

“Qualified Joining Lender Term B Loans” shall mean, individually or collectively as the context may require, (a) the Qualified Joining Lender Term B-1 Loans and (b) the Qualified Joining Lender Term B-2 Loans.

“Qualified Joining Lender Term B-1 Loans” shall mean the shorter-dated term loans deemed made by the Qualified Joining Lenders on the applicable Qualified Joining Exchange Date by way of cashless roll under a Qualified Joining Term B Loan Exchange.

“Qualified Joining Lender Term B-2 Loans” shall mean the longer-dated term loans deemed made by the Qualified Joining Lenders on the applicable Qualified Joining Exchange Date by way of cashless roll under a Qualified Joining Term B Loan Exchange.

“Qualified Joining Term B Loan Exchange” shall have the meaning assigned to such term in Section 2.01(c).

“Qualified Receivable Facility” shall mean Indebtedness or other obligations of a Receivables Subsidiary incurred from time to time on customary terms (as determined in good faith by the Borrower) pursuant to either (a) credit facilities secured only by Receivables, collections thereof and accounts established solely for the collection of such Receivables or (b) Receivables purchase facilities, and including any related notes, Guarantees, collateral documents, instruments and agreements executed in connection therewith, as the same may be amended, supplemented, modified or restated from time to time (a “Receivable Facility”); provided that no portion of the Indebtedness or any other obligations (contingent or otherwise) under such Receivable Facility:

(x) is guaranteed by Holdings or any Subsidiary (other than a Receivables Subsidiary) (excluding guarantees of obligations pursuant to Standard Securitization Undertakings),

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(y) is recourse to or obligates Holdings or any Subsidiary (other than a Receivables Subsidiary) in any way (other than pursuant to Standard Securitization Undertakings), or

(z) subjects any property or asset (other than Receivables or the Equity Interests of any Receivables Subsidiary) of Holdings or any Subsidiary (other than a Receivables Subsidiary), directly or indirectly, contingently or otherwise, to the satisfaction thereof (other than pursuant to Standard Securitization Undertakings).

“Qualified Securitization Facility” shall mean Indebtedness or other obligations (other than a Qualified Receivable Facility) of a Securitization Subsidiary constituting a bona fide asset based securitization facility of Securitization Assets (a “Securitization Facility”) that meets the following conditions:

(x) the sales or contributions of Securitization Assets to the applicable Securitization Subsidiary are made at Fair Market Value; and

(y) no portion of the Indebtedness or any other obligations (contingent or otherwise) under such Securitization Facility:

(i) is guaranteed by Holdings or any Subsidiary (excluding guarantees of obligations pursuant to Standard Securitization Undertakings), other than any Securitization Subsidiary,

(ii) is recourse to or obligates Holdings or any Subsidiary in any way (other than pursuant to Standard Securitization Undertakings), other than any Securitization Subsidiary, or

(iii) subjects any property or asset (other than Securitization Assets or the Equity Interests of any Securitization Subsidiary) of Holdings or any Subsidiary (other than a Securitization Subsidiary), directly or indirectly, contingently or otherwise, to the satisfaction thereof (other than pursuant to Standard Securitization Undertakings).

For the avoidance of doubt, a “Qualified Securitization Facility” shall include a LVLT/Lumen Qualified Securitization Facility.

“Rate” shall have the meaning assigned to such term in the definition of “Type.”

“Rating Agencies” shall mean (1) each of Moody’s, S&P and Fitch, and (2) if any of Moody’s, S&P or Fitch or all three shall not make publicly available a rating on the Borrower’s long-term secured debt, a nationally recognized statistical agency or agencies, as the case may be, selected by the Borrower which shall be substituted for Moody’s, S&P or Fitch or all three, as the case may be.

“Rating Date” shall mean the earlier of the date of public notice of the occurrence of a Change of Control or of the publicly announced intention of Holdings to effect a Change of Control.

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“Rating Decline” shall be deemed to have occurred if, no later than sixty (60) days after the Rating Date (which period shall be extended so long as the rating of the Term Loans is under publicly announced consideration for possible downgrade by each of the Rating Agencies), two or more of the Rating Agencies assign or reaffirm a rating to the Term Loans that is lower than the lesser of (a) the applicable Closing Date Rating (or the equivalent thereof) and (b) the rating as of the Rating Date. If, prior to the Rating Date, the ratings assigned to the Term Loans by two or more of the Rating Agencies are lower than the applicable Closing Date Rating, then a Rating Decline will be deemed to have occurred if such ratings are not changed by the 60th day following the Rating Date. A downgrade within rating categories, as well as between rating categories, will be considered a Rating Decline; provided, that a Rating Decline otherwise arising by virtue of a particular reduction in rating will not be deemed to have occurred in respect of a particular Change of Control (and thus will not be deemed a Rating Decline for purposes of the definition of Change of Control Triggering Event) unless either of such two Rating Agencies making the reduction to rating announces or publicly confirms or informs the Administrative Agent in writing at Holdings or its request that the reduction was the result, in whole or in part, of any event or circumstance comprised of or arising as a result of, or in respect of the applicable Change of Control (whether or not the applicable Change of Control shall have occurred at the time of the Change of Control Triggering Event).

“ratio-based basket” shall have the meaning assigned to such term in Section 1.09(a).

“Real Property” shall mean, collectively, all right, title and interest (including any leasehold estate) in and to any and all parcels of or interests in real property owned in fee or leased by the Borrower or any Subsidiary, whether by lease, license or other means, together with, in each case, all easements, hereditaments and appurtenances relating thereto, all improvements and appurtenant fixtures and equipment, incidental to the ownership, lease or operation thereof.

“Receivables” shall mean receivables, chattel paper, instruments, documents or intangibles evidencing or relating to the right to payment of money and proceeds and products thereof in each case generated in the ordinary course of business.

“Receivables Subsidiary” shall mean any Special Purpose Entity established in connection with a Qualified Receivable Facility.

“Recovery Event” shall mean any event that gives rise to the receipt by the Borrower or any of the Subsidiaries of any insurance proceeds or condemnation awards in respect of any equipment, fixed assets or Real Property (including any improvements thereon).

“Reference Period” shall have the meaning assigned to such term in the definition of “Pro Forma Basis.”

“Refinance” shall have the meaning assigned to such term in the definition of “Permitted Refinancing Indebtedness,” and “Refinanced” and “Refinancing” shall have meanings correlative thereto.

“Refinancing Amendment” shall have the meaning assigned to such term in Section 2.23(e).

“Refinancing Effective Date” shall have the meaning assigned to such term in Section 2.23(a).

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“Refinancing Notes” shall mean any secured or unsecured notes or loans issued by the Borrower or any Guarantor (whether under an indenture, a credit agreement or otherwise) and the Indebtedness represented thereby; provided, that

(a) 100% of the Net Proceeds of such Refinancing Notes are used to permanently reduce Term Loans no later than five (5) Business Days after the date on which such Refinancing Notes are issued;

(b) the principal amount (or accreted value, if applicable) of such Refinancing Notes does not exceed the principal amount (or accreted value, if applicable) of the aggregate portion of the Term Loans so reduced (plus unpaid accrued interest and premium (including tender premiums) thereon and underwriting discounts, defeasance costs, fees, commissions and expenses);

(c) the final maturity date of such Refinancing Notes is on or after the Term Facility Maturity Date of the Term Loans so reduced;

(d) the Weighted Average Life to Maturity of such Refinancing Notes is greater than or equal to the Weighted Average Life to Maturity of the Term Loans so repaid;

(e) the terms of such Refinancing Notes do not provide for any scheduled repayment, mandatory redemption or sinking fund obligations prior to the Term Facility Maturity Date of the Term Loans so reduced (other than (x) in the case of notes, customary offers to repurchase or mandatory prepayment provisions upon a change of control, asset sale or event of loss and customary acceleration rights after an event of default and (y) in the case of loans, amortization to the extent permitted above and other than mandatory and voluntary prepayment provisions which are, when taken as a whole, consistent in all material respects with, or not materially less favorable to the Borrower and the Subsidiaries than, those applicable to the Term Loans being refinanced, with such Indebtedness to provide that any such mandatory prepayments as a result of asset sales, events of loss, or excess cash flow, shall be allocated on a pro rata basis or a less than pro rata basis (but not a greater than pro rata basis) with the Term Loans then outstanding pursuant to this Agreement);

(f) there shall be no obligor with respect thereto that is not a Loan Party (except (1) for guarantees by other persons that are applicable only to periods after the Latest Maturity Date at the time such Refinancing Notes are issued, (2) any such person guaranteeing such Refinancing Notes that also guarantees the Loans for so long as such person guarantees such Refinancing Notes and (3) the Parent Guarantor);

(g) if such Refinancing Notes are secured by an asset of any Subsidiary, any Unrestricted Subsidiary or any Affiliate of the foregoing, the security agreements relating to such assets shall not extend to any assets not constituting Collateral and shall be no more favorable to the secured party or parties, taken as a whole (determined by the Borrower in good faith) than the Security Documents;

(h) if such Refinancing Notes are secured, such Refinancing Notes shall be secured by all or a portion of the Collateral, but shall not be secured by any assets of Holdings, the Borrower or the Subsidiaries other than the Collateral (except (1) customary cash collateral in favor of an agent, letter of credit issuer or similar “fronting” lender, (2) Liens on property or assets applicable only to periods after the Latest Maturity Date at the time such Refinancing Notes are issued and (3) any Liens on property or assets to the extent that a Lien on such property or asset is also added for the benefit of all Lenders for so long as such Liens secure such Refinancing Notes);

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(i) Refinancing Notes that are secured by Collateral shall be subject to the provisions of the First Lien/First Lien Intercreditor Agreement or a Permitted Junior Intercreditor Agreement, as applicable;

(j) (x) if the Indebtedness being refinanced or replaced by such Refinancing Notes is by its terms subordinated in right of payment to any Obligations, such Refinancing Notes shall be subordinated in right of payment to such Obligations on terms in the aggregate not materially less favorable to the Lenders as those contained in the documentation governing the Indebtedness being refinanced or replaced (as determined by the Borrower in good faith) and (y) if any of the Guarantees with respect to the Indebtedness being refinanced or replaced by such Refinancing Notes were subordinated to the Obligations, the Guarantees of the Refinancing Notes shall be subordinated to the Obligations on no less favorable terms (as determined by the Borrower in good faith);

(k) all other terms applicable to such Refinancing Notes (other than provisions relating to original issue discount, upfront fees, interest rates and any other pricing terms (which original issue discount, upfront fees, interest rates and other pricing terms shall not be subject to the provisions set forth in this clause (k))) taken as a whole shall (as determined by the Borrower in good faith) be substantially similar to, or either (x) not materially less favorable (when taken as a whole) to the Borrower than the terms and conditions of the Loan Documents (when taken as a whole) or (y) customary or market terms (when taken as a whole) for the type of Indebtedness incurred, in light of then-applicable market conditions (in the case of each of clauses (x) and (y), as determined in good faith by the Borrower) (except to the extent such covenants and other terms apply solely to any period after the Latest Maturity Date).

“Refinancing Term Loans” shall have the meaning assigned to such term in Section 2.23(a).

“Register” shall have the meaning assigned to such term in Section 9.04(b)(iv).

“Regulated Grantor Subsidiary” shall mean

(a) Level 3 Communications,

(b) WilTel Communications, LLC,

(c) Broadwing Communications, LLC,

(d) TelCove Operations, LLC,

(e) Global Crossing Telecommunications, Inc., and

(f) each Subsidiary requiring material authorizations and consents of federal and state Governmental Authorities in order for it to become a Collateral Guarantor under the Collateral Agreement and to satisfy the Collateral and Guarantee Requirement.

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“Regulated Guarantor Subsidiary” shall mean

(a) Level 3 Communications,

(b) WilTel Communications, LLC,

(c) Broadwing Communications, LLC,

(d) TelCove Operations, LLC,

(e) Global Crossing Telecommunications, Inc., and

(f) each Subsidiary requiring material authorizations and consents of federal and state Governmental Authorities in order for it to become a Guarantor under the Guarantee Agreement and to satisfy the Collateral and Guarantee Requirement.

“Regulation T” shall mean Regulation T of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.

“Regulation U” shall mean Regulation U of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.

“Regulation X” shall mean Regulation X of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.

“Related Fund” shall mean, with respect to any Lender that is a fund that invests in bank or commercial loans and similar extensions of credit, any other fund that invests in bank or commercial loans and similar extensions of credit and is advised or managed by (a) such Lender, (b) an Affiliate of such Lender or (c) an entity (or an Affiliate of such entity) that administers, advises or manages such Lender.

“Related Parties” shall mean, with respect to any specified person, such person’s Affiliates and the respective directors, trustees, officers, employees, agents, advisors and members of such person and such person’s Affiliates.

“Release” shall mean any spilling, leaking, seepage, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, disposing, depositing, emanating or migrating in, into, onto or through the Environment.

“Reportable Event” shall mean any reportable event as defined in Section 4043(c) of ERISA or the regulations issued thereunder, other than those events as to which the 30-day notice period referred to in Section 4043(c) of ERISA has been waived, with respect to a Plan (other than a Plan maintained by an ERISA Affiliate that is considered an ERISA Affiliate only pursuant to subsection (m) or (o) of Section 414 of the Code).

“Repricing Event” shall mean:

(a) the incurrence by Holdings, the Borrower or any other Loan Party of any Dollar-denominated syndicated term loans (i) having an All-In Yield that is less than the All-In Yield for the Term B-5 Loans, and (ii) the proceeds of which are used to prepay (or, in the case of a conversion, deemed to prepay or replace), in whole or in part, the outstanding principal of the Term B-5 Loans; or

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(b) any effective reduction in the All-In Yield applicable to the Term B-5 Loans pursuant to an amendment to the Loan Documents;

provided, that a Repricing Event shall not include any event described in clause (a) or (b) above that (i) is not consummated for the primary purpose of lowering the All-In Yield applicable to the Term B-5 Loans (as determined in good faith by the Borrower), or (ii) that is consummated in connection with any of the following transactions: Change of Control or an Acquisition Transaction. For the avoidance of doubt, (A) any reduction in margin or fees pursuant to a leveraged-based or other applicable “step-down” that may, from time to time, be applicable to a facility under this Agreement shall not constitute a Repricing Event and (B) any assignment of Loans to a Loan Party or Subsidiary shall not constitute a Repricing Event.

“Required Lenders” shall mean, at any time, Lenders having Loans and unused Commitments that, taken together, represent more than 50% of the sum of all Loans and unused Commitments; provided that the Loans of any Defaulting Lender shall be disregarded in determining Required Lenders at any time unless otherwise provided herein.

“Requirement of Law” shall mean, as to any person, any law, treaty, rule, regulation, statute, order, ordinance, decree, judgment, consent decree, writ, injunction, settlement agreement or governmental requirement enacted, promulgated or imposed or entered into or agreed by any Governmental Authority, in each case applicable to or binding upon such person or any of its property or assets or to which such person or any of its property or assets is subject.

“Resolution Authority” shall mean an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority.

“Responsible Officer” of any person shall mean any vice president, manager, executive officer or Financial Officer of such person and any other officer or similar official thereof responsible for the administration of the obligations of such person in respect of this Agreement, or any other duly authorized employee or signatory of such person.

“Restricted Payments” shall have the meaning assigned to such term in Section 6.06. The amount of any Restricted Payment made other than in the form of cash, Permitted Investments or other cash equivalents shall be the Fair Market Value thereof.

“Retained Excess Cash Flow” shall mean, as of any date of determination, an amount, determined on a cumulative basis and which in any case shall not be less than zero, that is equal to the sum of 100% of the Excess Cash Flow of the Borrower and the Subsidiaries for each Excess Cash Flow Period ending after the Closing Date and prior to such date.

“Reuters” shall mean, as applicable, Thomson Reuters Corp., Refinitiv, or any successor thereto.

“S&P” shall mean S&P Global Ratings, a division of S&P Global, Inc., and any successor thereto.

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“Sale and Leaseback Transaction” of any person shall mean any direct or indirect arrangement pursuant to which any property is sold or transferred by such person or Subsidiary of such person and is thereafter leased back from the purchaser or transferee thereof by such person or one of its Subsidiaries. The stated maturity of such arrangement shall be the date of the last payment of rent or any other amount due under such arrangement prior to the first date on which such arrangement may be terminated by the lessee without payment of a penalty.

“Sanctioned Country” shall mean, at any time, a country or territory which is itself the subject or target of comprehensive Sanctions (at the time of this Agreement, the so-called Donetsk People’s Republic, the so-called Luhansk People’s Republic, the Crimea Region and non-government controlled areas of the Kherson and Zaporizhzhia Regions of Ukraine, Cuba, Iran and North Korea).

“Sanctioned Person” shall mean, at any time, (a) any person listed in any Sanctions-related list of designated persons maintained by the U.S. government, including by the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State, or by the United Nations Security Council, the Office of the Superintendent of Financial Institutions, the European Union or His Majesty’s Treasury of the United Kingdom, (b) any person operating, organized or resident in a Sanctioned Country, (c) any person owned 50% or more, or controlled, by any such person or persons described in the foregoing clauses (a), (b) or (c) any person otherwise the subject of Sanctions.

“Sanctions” shall mean economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (a) the U.S. government, including those administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State, (b) the Office of the Superintendent of Financial Institutions, (c) His Majesty’s Treasury, (d) the European Union or any European Union member state or (e) the United Nations Security Council.

“Scheduled Unavailability Date” has the meaning specified in Section 2.14(b).

“SEC” shall mean the Securities and Exchange Commission or any successor thereto.

“Second Lien” shall mean Liens on the Collateral that are (or would have been, to the extent Second Lien Notes do not exist at such time) equal and ratable with the Liens securing the Second Lien Notes (and other obligations that are secured equally and ratably with the Second Lien Notes).

“Second Lien Notes” shall mean, individually or collectively, as the context may require, any series of second lien notes existing on the Closing Date.

“Secured Cash Management Agreement” shall mean any Cash Management Agreement that is entered into by and between the Borrower or any Subsidiary and any Cash Management Bank, including any such Cash Management Agreement that is in effect on the Closing Date, unless when entered into such Cash Management Agreement is designated in writing by the Borrower and such Cash Management Bank to the Administrative Agent to not be included as a Secured Cash Management Agreement.

“Secured Hedge Agreement” shall mean any Hedging Agreement that is entered into by and between any Loan Party and any Hedge Bank, including any such Hedging Agreement that is in effect on the Closing Date, unless when entered into such Hedging Agreement is designated in writing by the Borrower and such Hedge Bank to the Administrative Agent to not be included as a Secured Hedge Agreement. Notwithstanding the foregoing, for all purposes of the Loan Documents, any Guarantee of, or grant of any Lien to secure, any obligations in respect of a Secured Hedge Agreement by a Guarantor shall not include any Excluded Swap Obligations with respect to such Guarantor.

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“Secured Parties” shall mean, collectively, the Administrative Agent, the Collateral Agent, each Arranger, each Lender, each Hedge Bank that is party to any Secured Hedge Agreement, each Cash Management Bank that is party to any Secured Cash Management Agreement and each Subagent appointed pursuant to Section 8.02 by the Administrative Agent with respect to matters relating to the Loan Documents or by the Collateral Agent with respect to matters relating to any Security Document or the Collateral.

“Securities Act” shall mean the Securities Act of 1933, as amended.

“Securitization Asset” shall mean in the case of any securitization, fiber optic cables and other fiber optic network-related products, assets and equipment, copper and hybrid cables and other copper, connectivity and hybrid network-related products, assets and equipment, conduit and related infrastructure and other network and connectivity related assets (including, without limitation, lateral connections, extensions and new build-outs connecting to data centers or similar facilities), and related revenue streams and, in the case of the foregoing, all contracts and contract rights, guarantees or other obligations in respect of the foregoing, lockbox accounts and records with respect to the foregoing and other assets and rights, in each case customarily transferred (or in respect of which security interests are customarily granted) together in a Qualified Securitization Facility. For the avoidance of doubt, “Securitization Asset” includes LVLT/Lumen Securitization Assets.

“Securitization Subsidiary” shall mean any Special Purpose Entity established in connection with a Qualified Securitization Facility. For the avoidance of doubt, “Securitization Subsidiary” includes a LVLT/Lumen Securitization Subsidiary.

“Security Documents” shall mean the Collateral Agreement, the Loan Proceeds Note Collateral Agreement, each Notice of Grant of Security Interest in Intellectual Property (as defined in the Collateral Agreement), each of the Mortgages, if any, and each other security agreement, pledge agreement or other instruments or documents executed and delivered pursuant to the foregoing or entered into or delivered after the Closing Date to the extent required by this Agreement or any other Loan Document, including pursuant to Section 5.10.

“Significant Subsidiary” shall mean each Subsidiary of Holdings that is not an Immaterial Subsidiary; provided, that “Significant Subsidiary” shall not include any Receivables Subsidiary, Securitization Subsidiary or Digital Products Subsidiary.

“Similar Business” shall mean any business, the majority of whose revenues are derived from (a) business or activities conducted by the Borrower and the Subsidiaries on the Amendment No. 3 Effective Date, (b) any business that is a natural outgrowth or reasonable extension, development or expansion of any such business or any business similar, reasonably related, incidental, complementary or ancillary to any of the foregoing or (c) any business that in the Borrower’s good faith business judgment constitutes a reasonable diversification of businesses conducted by the Borrower and the Subsidiaries.

“SOFR” shall mean the Secured Overnight Financing Rate as administered by the Federal Reserve Bank of New York (or a successor administrator).

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“SPE Relevant Assets Percentage” shall mean, with respect to any LVLT/Lumen Qualified Digital Products Facility or any LVLT/Lumen Qualified Securitization Facility, as applicable, the percentage of the Fair Market Value of the aggregate amount of LVLT/Lumen Digital Products or LVLT/Lumen Securitization Assets, as applicable, that are sold or contributed by a LVLT Subsidiary to the LVLT/Lumen Digital Products Subsidiary or LVLT/Lumen Securitization Subsidiary, as applicable, represented by the Fair Market Value of the LVLT/Lumen Digital Products or LVLT/Lumen Securitization Assets, as applicable, sold or contributed to such Special Purpose Entity by the Non-LVLT Entity.

“SPE Relevant Sweep Percentage” shall mean a percentage equal to the product of 50% and the SPE Relevant Assets Percentage.

“Special Flood Hazard Area” shall have the meaning assigned to such term in Section 5.02(c).

“Special Purpose Entity” shall mean a direct or indirect Subsidiary of any Loan Party, whose organizational documents contain restrictions on its purpose and activities intended to preserve its separateness from such Loan Party and/or one or more Subsidiaries of such Loan Party.

“Specified Lumen Tech Secured Notes Distribution” shall mean the transactions contemplated by the Specified Lumen Tech Secured Notes Transaction (as defined in the Transaction Support Agreement) on the Closing Date.

“Specified Refinancing Cash Proceeds” shall mean, with respect to any person, the net proceeds of any issuance of debt securities of the Borrower or any of the Subsidiaries to a third party that are reserved to be applied within 90 days of the receipt thereof to repay, repurchase or redeem other debt securities of such person or any of its Subsidiaries held by third parties.

“Specified Representations” shall mean those representations and warranties of the Borrower and the Guarantors set forth in Sections 3.01(a) (solely with respect to the Loan Parties), 3.01(d), 3.02(a), 3.02(b)(i)(A) and (B) (solely as it relates to the execution and delivery by the Borrower and each of the Guarantors of each of the Loan Documents to which it is a party, the borrowings and other extensions of credit hereunder on the date on which such representations and warranties are being made and the granting of the Liens in the Collateral pursuant to the Loan Documents), 3.03, 3.10, 3.11, 3.17 (subject to the limitations set forth in the last paragraph of the definition of “Collateral and Guarantee Requirement”), 3.18, 3.23 and 3.24(c).

“Specified Subsidiaries” shall mean, collectively, (i) QCI, (ii) QCF, (iii) QC, (iv) CenturyLink Communications, LLC, (v) each other entity listed on Schedule 1.01 hereto and (vi) each direct and indirect subsidiary of an entity described in clauses (i) through (v), in each case, for so long as (and solely to the extent) such entity has become a Subsidiary of Holdings.

“Standard Securitization Undertakings” shall mean representations, warranties, covenants and indemnities entered into by Holdings or any Subsidiary thereof in connection with a Qualified Receivable Facility, Qualified Digital Products Facility or Qualified Securitization Facility that are reasonably customary (as determined in good faith by the Borrower) in an accounts receivable financing transaction or securitization transaction in the commercial paper, term securitization or structured lending market, including those relating to the servicing or management of the assets of a Securitization Subsidiary and including any obligation of a transferor of Securitization Assets in a Qualified Securitization Facility to repurchase or otherwise make payments with respect to Securitization Assets arising as a result of a breach of a representation, warranty or covenant or otherwise with respect thereto.

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“State PUC” shall mean a state public utility commission or other similar state regulatory authority with jurisdiction over the operations of the Borrower or any of the Subsidiaries.

“State PUC License” shall mean any permit, license, authorization, certification, plan, directive, consent order or consent decree of or from any State PUC, in each case, in connection with the operation of the business of the Borrower or any of the Subsidiaries, all renewals and extensions thereof, and all applications filed with such State PUC for which the Borrower or any of the Subsidiaries is an applicant.

“Subagent” shall have the meaning assigned to such term in Section 8.02.

“Subject Subsidiary” shall have the meaning assigned to such term in Section 6.05(b)(iv).

“Subordinated Indebtedness” shall mean (a) any Indebtedness of the Borrower that is contractually subordinated in right of payment to the Loan Obligations and (b) any Indebtedness of any Guarantor that is contractually subordinated in right of payment to the Guarantee of such Guarantor of the Loan Obligations.

“Subordinated Intercompany Note” shall mean the subordinated intercompany note substantially in the form of Exhibit G attached hereto.

“Subsidiary” shall mean, with respect to any person (referred to in this definition as the “parent”), any corporation, limited liability company, partnership, association or other business entity

(a) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or more than 50% of the general partnership interests are, at the time any determination is being made, directly or indirectly, owned, Controlled or held, or

(b) that is, at the time any determination is made, otherwise Controlled, by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent.

Unless otherwise specified, all references herein to a “Subsidiary” or to “Subsidiaries” shall refer to a Subsidiary or Subsidiaries of Holdings. Notwithstanding the foregoing (and except for purposes of the definition of “Unrestricted Subsidiary” and where otherwise specified) an Unrestricted Subsidiary shall be deemed not to be a Subsidiary of Holdings or any of the Subsidiaries for purposes of this Agreement.

“Subsidiary Guarantor” shall mean each Subsidiary of Holdings that is a Guarantor.

“Subsidiary Redesignation” shall have the meaning assigned to such term in the definition of “Unrestricted Subsidiary”.

“Successor Borrower” shall have the meaning provided in Section 6.05(n).

“Successor Rate” has the meaning specified in Section 2.14(b).

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“Supported QFC” shall have the meaning assigned to such term in Section 9.25.

“Swap Obligation” shall mean, with respect to any Guarantor, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of Section 1a(47) of the Commodity Exchange Act.

“Taxes” shall mean any and all present or future taxes, duties, levies, imposts, assessments, deductions, withholdings or other similar charges and fees imposed by any Governmental Authority, whether computed on a separate, consolidated, unitary, combined or other basis and any interest, fines, penalties or additions to tax with respect to the foregoing.

“Telecommunications Laws” shall mean any Requirement of Law applicable to the Borrower or any of the Subsidiaries, with respect to the provision of telecommunications services, including telecommunications services provided in correctional institutions, including the Communications Act of 1934, as amended, and the rules and regulations promulgated in relation thereto by the FCC or any State PUC in each state where the Borrower or any Subsidiary conducts or is authorized to conduct business.

“Telecommunications/IS Assets” shall mean (a) any assets (other than cash, Permitted Investments and securities) to be owned by any Subsidiary and used in the Telecommunications/IS Business and (b) Equity Interests of any person that becomes a Subsidiary as a result of the acquisition of such Equity Interests by a Subsidiary from any person other than an Affiliate of Holdings; provided, that, in the case of this clause (b), such person is primarily engaged in the Telecommunications/IS Business.

“Telecommunications/IS Business” shall mean the business of (a) transmitting, or providing (or arranging for the providing of) services relating to the transmission of, voice, video or data through owned or leased transmission facilities, (b) constructing, creating, developing or marketing communications networks, related network transmission equipment, software and other devices for use in a communications business, (c) computer outsourcing, data center management, computer systems integration, reengineering of computer software for any purpose or (d) evaluating, participating or pursuing any other activity or opportunity that is primarily related to those identified in clauses (a), (b) or (c) above; provided, that the determination of what constitutes a Telecommunications/IS Business shall be made in good faith by the Borrower.

“Term B Commitments” shall mean the Term B-1 Commitments, the Term B-2 Commitments, the Term B-3 Commitments, the Term B-4 Commitments, the Term B-5 Commitments and any Incremental Term Loan Commitment by Incremental Term Lenders to make additional Term B Loans to the Borrower pursuant to Section 2.01(b).

“Term B Facility” shall mean the Term B-1 Facility, the Term B-2 Facility, the Term B-3 Facility, the Term B-4 Facility, the Term B-5 Facility and any Incremental Facility consisting of Incremental Term Loan Commitments by Incremental Term Lenders to make additional Term B Loans to the Borrower pursuant to Section 2.01(b).

“Term B Loans” shall mean (a) the Term B-1 Loans, (b) the Term B-2 Loans, (c) any Qualified Joining Lender Term B Loan, (d) the Term B-3 Loans, (e) the Term B-4 Loans, (f) the Term B-5 Loans and (g) any Incremental Term Loans in the form of additional Term B-5 Loans made by the Incremental Term Lenders to the Borrower pursuant to Section 2.01(b).

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“Term B-1 Commitment” shall mean, with respect to each Lender, the commitment of such Lender to make Term B-1 Loans hereunder in the amount set forth on Schedule 2.01 opposite such Lender’s name under the column “Term B-1”. The Term B-1 Commitment on the Amendment No. 3 Effective Date is $0.

“Term B-1 Facility” shall mean the Term B-1 Commitments and the Term B-1 Loans made hereunder.

“Term B-1 Loans” shall mean the shorter-dated term loans (a) deemed made by the Lenders on the Closing Date pursuant to Section 2.01(a)(i) and the exchange mechanics set forth in the Amendment Agreement or (b) exchanged at par from Qualified Joining Lender Term B-1 Loans pursuant to Section 2.01(c).

“Term B-1 Maturity Date” shall mean April 15, 2029.

“Term B-2 Commitment” shall mean, with respect to each Lender, the commitment of such Lender to make Term B-2 Loans hereunder in the amount set forth on Schedule 2.01 opposite such Lender’s name under the column “Term B-2”. The Term B-2 Commitment on the Amendment No. 3 Effective Date is $0.

“Term B-2 Facility” shall mean the Term B-2 Commitments and the Term B-2 Loans made hereunder.

“Term B-2 Loans” shall mean the longer-dated term loans deemed made by (a) the Lenders on the Closing Date pursuant to Section 2.01(a)(ii) and the exchange mechanics set forth in the Amendment Agreement or (b) exchanged at par from Qualified Joining Lender Term B-2 Loans pursuant to Section 2.01(c).

“Term B-2 Maturity Date” shall mean April 15, 2030.

“Term B-3 Commitment” shall mean, with respect to each Lender, the commitment of such Lender to make Term B-3 Loans hereunder in the amount set forth on Schedule 2.01 as amended by Amendment No. 1 opposite such Lender’s name under the column “Term B-3”. The Term B-3 Commitment on the Amendment No. 3 Effective Date is $0.

“Term B-3 Facility” shall mean the Term B-3 Commitments and the Term B-3 Loans made hereunder.

“Term B-3 Lenders” shall mean have the meaning set forth in Amendment No. 1.

“Term B-3 Loans” shall mean the term loans made (or deemed made) by the Term B-3 Lenders pursuant to Amendment No. 1.

“Term B-3 Maturity Date” shall mean March 27, 2032.

“Term B-4 Commitment” shall mean, with respect to each Lender, the commitment of such Lender to make Term B-4 Loans hereunder in the amount set forth on Schedule 2.01 as amended by Amendment No. 2 opposite such Lender’s name under the column “Term B-4”. The Term B-4 Commitment on the Amendment No. 3 Effective Date is $0.

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“Term B-4 Facility” shall mean the Term B-4 Commitments and the Term B-4 Loans made hereunder.

“Term B-4 Lenders” shall mean have the meaning set forth in Amendment No. 2.

“Term B-4 Loans” shall mean the term loans made (or deemed made) by the Term B-4 Lenders pursuant to Amendment No. 2.

“Term B-4 Maturity Date” shall mean March 27, 2032.

“Term B-5 Commitment” shall mean, with respect to each Lender, the commitment of such Lender to make Term B-5 Loans hereunder in the amount set forth on Schedule 2.01 as amended by Amendment No. 3 opposite such Lender’s name under the column “Term B-5 Commitment”. The Term B-5 Commitment on the Amendment No. 3 Effective Date is $2,400,000,000.

“Term B-5 Facility” shall mean the Term B-5 Commitments and the Term B-5 Loans made hereunder.

“Term B-5 Lenders” shall mean have the meaning set forth in Amendment No. 3.

“Term B-5 Loans” shall mean the term loans made (or deemed made) by the Term B-5 Lenders pursuant to Amendment No. 3.

“Term B-5 Maturity Date” shall mean March 27, 2032.

“Term Class Loans” shall have the meaning assigned to such term in Section 9.08(f).

“Term Facility” shall mean the Term B Facility and/or each of the Other Term Facilities.

“Term Facility Commitment” shall mean the Term B Commitments and/or the Other Term Loan Commitments.

“Term Facility Maturity Date” shall mean, as the context may require, (a) with respect to the Term B-1 Facility, the Term B-1 Maturity Date, (b) with respect to the Term B-2 Facility, the Term B-2 Maturity Date, (c) with respect to the Term B-3 Facility, the Term B-3 Maturity Date, (d) with respect to the Term B-4 Facility, the Term B-4 Maturity Date, (e) with respect to the Term B-5 Facility, the Term B-5 Maturity Date and (f) with respect to any other Class of Term Loans, the maturity dates specified therefor in the applicable Incremental Assumption Agreement, Extension Amendment or Refinancing Amendment.

“Term Lender” shall mean a Lender with a Term Facility Commitment or with outstanding Term Loans.

“Term Loan Installment Date” shall mean any Other Term Loan Installment Date.

“Term Loans” shall mean the Term B Loans and/or the Other Term Loans.

“Term Pro Rata Share” shall have the meaning assigned to such term in Section 9.08(f).

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“Term SOFR” shall mean:

(a) for any Interest Period with respect to a Term SOFR Loan, the rate per annum equal to the Term SOFR Screen Rate two U.S. Government Securities Business Days prior to the commencement of such Interest Period with a term equivalent to such Interest Period; provided that if the rate is not published prior to 11:00 a.m. on such determination date then Term SOFR shall mean the Term SOFR Screen Rate on the first U.S. Government Securities Business Day immediately prior thereto; and

(b) for any interest calculation with respect to ABR on any date, the rate per annum equal to the Term SOFR Screen Rate two U.S. Government Securities Business Days prior to such date with a term of one month commencing that day; provided that if the rate is not published prior to 11:00 a.m. on such determination date then Term SOFR shall mean the Term SOFR Screen Rate on the first U.S. Government Securities Business Day immediately prior thereto;

provided that if the Term SOFR determined in accordance with either of the foregoing clause (a) or (b) of this definition would otherwise be less than 0.00%, the Term SOFR shall be deemed to be 0.00% for purposes of this Agreement.

“Term SOFR Borrowing” shall mean a Borrowing comprised of Term SOFR Loans.

“Term SOFR Loan” shall mean a Loan that bears interest at a rate based on clause (a) of the definition of “Term SOFR”.

“Term SOFR Replacement Date” shall have the meaning specified in Section 2.14(b).

“Term SOFR Screen Rate” shall mean the forward-looking SOFR term rate administered by CME (or any successor administrator) and published on the applicable Reuters screen page (or such other commercially available source providing such quotations, the use of which is consistent with prevailing market practice); provided, that such Term SOFR Screen Rate is administratively feasible to the Administrative Agent.

“Termination Date” shall mean the date on which (a) all Commitments shall have been terminated and (b) the principal of and interest on each Loan, and all fees, expenses and other amounts payable under any Loan Document and all other Loan Obligations shall have been paid in full in cash (other than in respect of contingent indemnification and expense reimbursement claims not then due).

“Test Period” shall mean, on any date of determination, the period of four consecutive fiscal quarters of Holdings then most recently ended (taken as one accounting period) for which financial statements have been (or were required to be) delivered pursuant to Section 5.04(a) or 5.04(b); provided, that prior to the first date financial statements have been delivered pursuant to Section 5.04(a) or 5.04(b), the Test Period in effect shall be the most recently ended full four fiscal quarter period prior to the Closing Date for which financial statements would have been required to be delivered hereunder had the Closing Date occurred prior to the end of such period.

“Third Party Funds” shall mean any accounts or funds, or any portion thereof, received by the Borrower or any of the Subsidiaries as agent on behalf of third parties in accordance with a written agreement that imposes a duty upon Borrower or one or more of the Subsidiaries to collect and remit those funds to such third parties.

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“Threshold Amount” shall mean the greater of (a) $275,000,000 and (b) 20% of Pro Forma LTM EBITDA.

“Total Leverage Ratio” shall mean, as of any date of determination, the ratio of

(a) Consolidated Debt of Holdings as of such date minus (i) any Specified Refinancing Cash Proceeds as of such date and (ii) any unrestricted cash or Permitted Investments of Holdings, the Borrower and the Subsidiaries as of such date to

(b) EBITDA of Holdings for the most recently ended Test Period on or prior to such date;

provided, that the Total Leverage Ratio shall be determined on a Pro Forma Basis.

“Transaction Support Agreement” shall mean that certain Amended and Restated Transaction Support Agreement, dated as of January 22, 2024, among Holdings, Lumen, QC and the creditors of Holdings and Lumen from time to time party thereto and the other entities party thereto as amended, restated, supplemented or otherwise modified from time to time prior to the Closing Date.

“Transactions” shall mean the “Transactions” as such term is defined in the Transaction Support Agreement and any other transaction contemplated by, relating to or in connection with the Transaction Support Agreement (including, for the avoidance of doubt, any transfers or distributions in connection therewith, including any transfers or distributions of proceeds of the EMEA Sale (as defined in the Transaction Support Agreement)).

“Type” shall mean, with respect to any Loan, its character as an ABR Loan or a Term SOFR Loan.

“UK Financial Institution” shall mean any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person subject to IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms.

“UK Resolution Authority” shall mean the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.

“Uniform Commercial Code” or “UCC” shall mean the Uniform Commercial Code as the same may from time to time be in effect in the State of New York or the Uniform Commercial Code (or similar code or statute) of another jurisdiction, to the extent it may be required to apply to any item or items of Collateral.

“United States” shall mean the United States of America.

“Unregulated Grantor Subsidiary” shall mean

(a) each Subsidiary that is a Collateral Guarantor as of the Closing Date,

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(b) each Subsidiary (other than any Subsidiary that is a Regulated Grantor Subsidiary) and

(c) each Subsidiary that directly or indirectly owns any Equity Interest in any Designated Grantor Subsidiary (other than any Subsidiary that is a Regulated Grantor Subsidiary).

“Unregulated Guarantor Subsidiary” shall mean

(a) each Subsidiary Guarantor as of the Closing Date,

(b) each Subsidiary (other than any Subsidiary that is a Regulated Guarantor Subsidiary), and

(c) each Subsidiary that directly or indirectly owns any Equity Interest in any Designated Guarantor Subsidiary (other than any Subsidiary that is a Regulated Guarantor Subsidiary).

“Unrestricted Subsidiary” shall mean

(a) any Subsidiary (other than the Borrower), whether owned on, or acquired or created after, the Closing Date, that is designated after the Closing Date by the Borrower as an Unrestricted Subsidiary hereunder by written notice to the Administrative Agent; provided, that the Borrower shall only be permitted to so designate a new Unrestricted Subsidiary following the Closing Date so long as:

(i) such Subsidiary and its subsidiaries (A) are not after giving effect to such designation and any designation under other agreements of Holdings or its Subsidiaries (and at all times thereafter shall not be) obligors in respect of any Indebtedness where the creditors in respect of such Indebtedness also have recourse to any of the assets of Holdings or any of its Subsidiaries other than Subsidiaries designated as Unrestricted Subsidiaries (other than as a result of Permitted Liens described in Section 6.02(x)(ii)), and (B) do not at the time of designation or after giving effect to such designation and any designation under other agreements of Holdings or its Subsidiaries (and at all times thereafter) own Equity Interests or Indebtedness of, or have Liens over any assets of, Holdings or any Subsidiary (other than subsidiaries of the Subsidiary to be so designated);

(ii) all Investments in such Unrestricted Subsidiary at the time of designation (as contemplated by the immediately following sentence) are permitted in accordance with the relevant requirements of Section 6.04;

(iii) [reserved];

(iv) such Subsidiary that is designated as an Unrestricted Subsidiary does not at the time of designation own or control any Material Asset (including, with respect to Intellectual Property included in the Material Assets, any exclusive license or other exclusive right to such Intellectual Property);

(v) [reserved]; and

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(vi) at the time of designation, no Event of Default under Section 7.01(b), (c), (d) (solely as it relates to Article VI), (h) or (i) has occurred and is continuing or would result from such designation; and

(b) any subsidiary of an Unrestricted Subsidiary (unless transferred to such Unrestricted Subsidiary or any of its subsidiaries by Holdings or one or more of its Subsidiaries after the date of the designation of the parent entity as an “Unrestricted Subsidiary” hereunder, in which case the subsidiary so transferred would be required to be independently designated in accordance with the preceding clause (a)).

Notwithstanding anything to the contrary contained herein or in any other Loan Document, no Material Assets may, directly or indirectly, be transferred, exclusively licensed (it being understood that non-exclusive licenses shall be permitted), contributed or otherwise Disposed of to any Unrestricted Subsidiary by the Borrower or any Subsidiary.

The designation of any Subsidiary as an Unrestricted Subsidiary shall constitute an Investment by the Borrower (or the Subsidiaries) therein at the date of designation in an amount equal to the Fair Market Value of the Borrower’s (or the Subsidiaries’) Investments therein, which shall be required to be permitted on such date in accordance with Section 6.04 (other than Section 6.04(b) or Section 6.04(dd)).

The Borrower may designate any Unrestricted Subsidiary to be a Subsidiary for purposes of this Agreement (each, a “Subsidiary Redesignation”); provided, that no Event of Default under Section 7.01(b), (c), (d) (solely as it related to Article VI), (h) or (i) has occurred and is continuing or would result therefrom (after giving effect to the provisions of the immediately succeeding sentence). The designation of any Unrestricted Subsidiary as a Subsidiary after the Closing Date shall constitute (x) the incurrence at the time of designation of any Investment, Indebtedness or Liens of such Subsidiary existing at such time and (y) a return on any Investment by the applicable Loan Party (or its relevant Subsidiaries) in Unrestricted Subsidiaries pursuant to the preceding sentence in an amount equal to the Fair Market Value at the date of such designation of such Loan Party’s (or its relevant Subsidiaries’) Investment in such Subsidiary.

“U.S. Government Securities Business Day” shall mean any day except for (a) a Saturday, (b) a Sunday or (c) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities.

“U.S. Person” shall mean any person that is a “United States Person” as defined in Section 7701(a)(30) of the Code.

“U.S. Special Resolution Regimes” shall have the meaning assigned to such term in Section 9.25.

“U.S. Tax Compliance Certificate” shall have the meaning assigned to such term in Section 2.17(d).

“USA PATRIOT Act” shall mean the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (Title III of Pub. L. No. 107-56 (signed into law October 26, 2001)).

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“Voting Stock” of any person shall mean Equity Interests of such person which ordinarily has voting power for the election of directors (or persons performing similar functions) of such person, whether at all times or only for so long as no senior class of securities has such voting power by reason of any contingency.

“Waiver” shall have the meaning assigned to such term in Section 9.04(g).

“Weighted Average Life to Maturity” shall mean, when applied to any Indebtedness at any date, the number of years obtained by dividing: (a) the sum of the products obtained by multiplying (i) the amount of each then remaining installment, sinking fund, serial maturity or other required payments of principal, including payment at final maturity, in respect thereof, by (ii) the number of years (calculated to the nearest one-twelfth) that will elapse between such date and the making of such payment; by (b) the then outstanding principal amount of such Indebtedness.

“Wholly-Owned Subsidiary” of any person shall mean a subsidiary of such person, all of the Equity Interests of which (other than directors’ qualifying shares or nominee or other similar shares required pursuant to applicable law) are owned by such person or another Wholly-Owned Subsidiary of such person. Unless the context otherwise requires, “Wholly-Owned Subsidiary” shall mean a Subsidiary of Holdings that is a Wholly-Owned Subsidiary of Holdings.

“Withdrawal Liability” shall mean liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

“Write-Down and Conversion Powers” shall mean, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers.

Section 1.02. Terms Generally; GAAP. The definitions set forth or referred to in Section 1.01 shall apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The phrase “permitted by” and the phrase “not prohibited by” shall be synonymous, and any transaction not specifically prohibited by the terms of the Loan Documents shall be deemed to be permitted by the Loan Documents. The term “continuing” means, with respect to a Default or Event of Default, that it has not been cured (including by performance) or waived. The phrase “in good faith” when used with respect to a determination made by a Loan Party shall mean that such determination was made in the prudent exercise of its commercial judgment and shall be deemed to be conclusive if fully disclosed in writing (in reasonable detail) to the Lenders and the Required Lenders have not objected to such determination within fifteen Business Days of such disclosure to the Administrative Agent and the Lenders. The phrases “ordinary course of business” and “consistent with past practice” shall each mean an action that is taken by the Borrower or any Subsidiary (or an officer, director or employee

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of such person) that is not inconsistent with the manner in which the businesses of the Borrower or any Subsidiary has previously been operated or the manner in which the directors or officers of the Borrower or a Subsidiary have previously exercised their business judgment or would expect to exercise their business judgment. All references herein to Articles, Sections, Exhibits and Schedules shall be deemed references to Articles and Sections of, and Exhibits and Schedules to, this Agreement unless the context shall otherwise require. Except as otherwise expressly provided herein, any reference in this Agreement to any Loan Document shall mean such document as amended, restated, amended and restated, supplemented or otherwise modified from time to time.

Except as otherwise expressly provided herein (including, for the avoidance of doubt, the proviso in the definition of “Capitalized Lease Obligations”), all terms of an accounting or financial nature shall be construed and determined in accordance with GAAP, as in effect from time to time; provided, that if at any time, any change in GAAP would affect the computation of any financial ratio or requirement in the Loan Documents and the Borrower notifies the Administrative Agent that the Borrower requests an amendment (or if the Administrative Agent notifies the Borrower that the Required Lenders request an amendment), the Administrative Agent, the Lenders and the Borrower shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP (subject to the approval of the Required Lenders), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such financial ratio or requirement shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such provision is amended in accordance herewith.

Notwithstanding any other provision contained herein, all terms of an accounting or financial nature used herein shall be construed, and all computations of amounts and ratios referred to herein shall be made:

(a) without giving effect to any election under Accounting Standards Codification 825-10-25 (or any other Accounting Standards Codification or Financial Accounting Standard having a similar result or effect) to value any Indebtedness or other liabilities of the Borrower or any Subsidiary at “fair value,” as defined therein,

(b) without giving effect to any treatment of Indebtedness in respect of convertible debt instruments under Accounting Standards Codification 470-20 (or any other Accounting Standards Codification or Financial Accounting Standard having a similar result or effect) to value any such Indebtedness in a reduced or bifurcated manner as described therein, and such Indebtedness shall at all times be valued at the full stated principal amount thereof, and

(c) for the avoidance of doubt, except as provided in the definition of “Consolidated Net Income,” without giving effect to the financial condition, results and performance of the Unrestricted Subsidiaries.

All determinations of fair market value under a Loan Document shall be made by the Borrower in good faith and, if such determination is either (a) consistent with a valuation or opinion of an Independent Financial Advisor, (b) pursuant to a certificate of a Responsible Officer or resolutions of the Board of Directors setting out such fair market value as determined by such Officer or such Board of Directors in good faith or (c) fully disclosed (in reasonable detail) to the Lenders, and neither the Required Lenders have objected to such determination within fifteen Business Days of such disclosure, then such determination shall be conclusive for all purposes under the Loan Documents or related to the Obligations.

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Section 1.03. Timing of Payment or Performance. Except as otherwise expressly provided herein, when the payment of any obligation or the performance of any covenant, duty or obligation is stated to be due or performance required on a day which is not a Business Day, the date of such payment or performance shall extend to the immediately succeeding Business Day.

Section 1.04. Times of Day. Unless otherwise specified herein, all references herein to times of day shall be references to Local Time.

Section 1.05. Classification of Loans and Borrowings. For purposes of this Agreement, Loans may be classified and referred to by Class (e.g., a “Term B Loan”) or by Type (e.g., a “Term SOFR Loan”) or by Class and Type (e.g., a “Term SOFR Term B Loan”). Borrowings also may be classified and referred to by Class (e.g., a “Term B Borrowing”) or by Type (e.g., a “Term SOFR Borrowing”) or by Class and Type (e.g., a “Term SOFR Term B Borrowing”).

Section 1.06. Interest Rates. The Administrative Agent does not warrant, nor accept responsibility, nor shall the Administrative Agent have any responsibility or liability with respect to the administration, submission or any other matter related to any reference rate referred to herein or with respect to any rate (including, for the avoidance of doubt, the selection of such rate and any related spread or other adjustment) that is an alternative or replacement for or successor to any such rate (including, without limitation, any Successor Rate) (or any component of any of the foregoing) or the effect of any of the foregoing, or with respect to the determination or implementation of any Conforming Changes. The Administrative Agent shall have no obligation to monitor, determine or verify the unavailability or cession of any reference rate (or other applicable benchmark interest rate), or whether or when there has occurred, or to give notice to any other transaction party of the occurrence of, any date on which such rate may be required to be transitioned or replaced in accordance with the terms of the Loan Documents, applicable law or otherwise. The Administrative Agent shall not be liable for any inability, failure or delay on its part to perform any of its duties set forth in this Agreement or any other Loan Document as a result of the unavailability of any benchmark interest rate, including as a result of any inability, delay, error or inaccuracy on the part of any other party, including without limitation any lenders or the Borrower, in providing any direction, instruction, notice or information required or contemplated by the terms of this Agreement or the other Loan Documents and reasonably required for the performance of such duties. The Administrative Agent and its affiliates or other related entities may engage in transactions or other activities that affect any reference rate referred to herein, or any alternative, successor or replacement rate (including, without limitation, any Successor Rate) (or any component of any of the foregoing) or any related spread or other adjustments thereto, in each case, in a manner adverse to the Borrower. The Administrative Agent may select information sources or services in its reasonable discretion to ascertain any reference rate referred to herein or any alternative, successor or replacement rate (including, without limitation, any Successor Rate) (or any component of any of the foregoing), in each case pursuant to the terms of this Agreement, and shall have no liability to the Borrower, any Lender or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any delay, error or other action or omission related to or affecting the selection, determination, or calculation of any rate (or component thereof) provided by any such information source or service.

Section 1.07. Divisions. Any reference herein to a merger, transfer, consolidation, amalgamation, assignment, sale, disposition or transfer, or similar term, shall be deemed to apply to a division of or by a person, or an allocation of assets to a series of a person (or the unwinding of such a division or allocation), as if it were a merger, transfer, consolidation, amalgamation, assignment, sale, disposition or transfer, or similar term, as applicable, to, of or with a separate person. Any division of a person shall constitute a separate person hereunder (and each division of any person that is a Subsidiary, joint venture or any other like term shall also constitute such a person or entity).

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Section 1.08. Effectuation of Transactions. Each of the representations and warranties with respect to Holdings, the Borrower and any of the Subsidiaries contained in this Agreement (and all corresponding definitions) are made solely after giving pro forma effect to the Transactions, unless the context otherwise requires.

Section 1.09. Ratio and Non-Ratio Basket Usage. Unless the Borrower elects otherwise, if the Borrower or any of Holdings’ Subsidiaries, in connection with any transaction, any series of related transactions, or any other series of transactions (or with respect to which a Limited Condition Transaction) occurring within five Business Days of each other,

(a) incurs Indebtedness, creates Liens, makes Asset Sales, makes Investments, designates any Subsidiary as restricted or unrestricted, repays Indebtedness, makes a Restricted Payment, consummates any transaction or takes (or refrains from taking) any action, under, as permitted by, or in reliance on a provision of a Loan Document that requires compliance with a financial ratio or any other measurement of financial or operational performance (a “ratio-based basket”), and

(b) incurs Indebtedness, creates Liens, makes Asset Sales, makes Investments, designates any Subsidiary as restricted or unrestricted, repays Indebtedness, makes a Restricted Payment, consummates any transaction or takes (or refrains from taking) any action, under, as permitted by, or in reliance on a provision of a Loan Document that is not a ratio-based basket (a “non ratio-based basket”), which shall occur within five Business Days of the events in clause (a) above, then, notwithstanding anything to the contrary in the Loan Documents, with respect to any calculation of a financial ratio or other measurement of financial or operational performance (including any such determination on a Pro Forma Basis), such financial ratio or other measurement of financial or operational performance may be calculated without regard to any other action identified by the Borrower that was taken in connection with such transaction or series of transactions, including any action taken in reliance upon a non ratio-based basket.

ARTICLE II

THE CREDITS

Section 2.01. Commitments. Subject to the terms and conditions set forth herein:

(a)

(i) On the Closing Date, subject to the terms and conditions set forth herein, each Lender shall be deemed to have made (i) Term B-1 Loans in Dollars to the Borrower in an aggregate principal amount of its Term B-1 Commitment on the Closing Date and (ii) Term B-2 Loans in Dollars to the Borrower in an aggregate principal amount of its Term B-2 Commitment on the Closing Date.

(ii) On the Amendment No. 1 Effective Date, subject to the terms and conditions set forth in Amendment No. 1, each Term B-3 Lender shall make (or be deemed to have made) Term B-3 Loans in Dollars to the Borrower in an aggregate principal amount of its Term B-3 Commitment on the Amendment No. 1 Effective Date.

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(iii) On the Amendment No. 2 Effective Date, subject to the terms and conditions set forth in Amendment No. 2, each Term B-4 Lender shall make (or be deemed to have made) Term B-4 Loans in Dollars to the Borrower in an aggregate principal amount of its Term B-4 Commitment on the Amendment No. 2 Effective Date.

(iv) On the Amendment No. 3 Effective Date, subject to the terms and conditions set forth in Amendment No. 3, each Term B-5 Lender shall make (or be deemed to have made) Term B-5 Loans in Dollars to the Borrower in an aggregate principal amount of its Term B-5 Commitment on the Amendment No. 3 Effective Date.

(b) Each Lender having an Incremental Commitment agrees, severally and not jointly, subject to the terms and conditions set forth herein and, in the case of Other Incremental Term Loans and/or Incremental Revolving Loans, in the applicable Incremental Assumption Agreement, to make Incremental Loans to the Borrower in an aggregate principal amount not to exceed its Incremental Commitment.

(c) Notwithstanding anything to the contrary herein, on or before the date that is 90 days after the Closing Date (or, if any Existing 2027 Term Loan is subject to an Open Trade (as defined in the Transaction Support Agreement) on the date that is 90 days after the Closing Date, the date of settlement of such Open Trade), the Borrower and any Qualified Existing 2027 Term Lender may agree to exchange and fully discharge the Existing 2027 Term Loans of such Qualified Existing 2027 Term Lender through Borrowings of additional Term B Loans in the form of an equal amount of Qualified Joining Lender Term B-1 Loans and Qualified Joining Lender Term B-2 Loans, in each case, deemed made by cashless roll by such Qualified Existing 2027 Term Lender as a Lender under this Agreement (a “Qualified Joining Lender”) on the date of the applicable cashless rolls (the “Qualified Joining Term B Loan Exchange”). A Qualified Existing 2027 Term Lender shall become a Qualified Joining Lender hereunder after the Closing Date by (x) its execution and delivery to the Administrative Agent, the Collateral Agent and the Borrower of a joinder substantially in the form of Exhibit K hereto (a “Qualified Joinder”) and (y) the Borrower paying all accrued and unpaid interest owing to such Qualified Existing 2027 Term Lender at such time in accordance with the terms of the Existing Credit Agreement in respect of the Existing 2027 Term Loans that are exchanged directly into Qualified Joining Lender Term B Loans to such Qualified Existing 2027 Term Lender in cash on the date of the applicable cashless rolls; provided, that the Qualified Joining Term B Loan Exchange shall occur on the date on which each of the foregoing conditions in clauses (x) and (y) is satisfied (it being understood that the Administrative Agent may assume that the condition in clause (y) has been satisfied on the same date as the condition in clause (x) has been satisfied, unless the Administrative Agent is otherwise notified in writing by the Borrower or the Qualified Existing 2027 Term Lender) (“Qualified Joining Exchange Date”); provided, further, that if the Qualified Joining Term B Loan Exchange shall occur on a date that is five or less Business Days prior to any Interest Payment Date, the Qualified Joining Exchange Date for such Qualified Joining Term B Loan Exchange shall be the Business Day immediately after such Interest Payment Date. Notwithstanding anything to the contrary herein:

(i) commencing on the Qualified Joining Exchange Date, the Qualified Joining Lender Term B Loans shall be deemed for all purposes hereunder to be: (x) in the case of the Qualified Joining Lender Term B-1 Loans, Term B-1 Loans and (y) in the case of the Qualified Joining Lender Term B-2 Loans, Term B-2 Loans and shall, for the avoidance of doubt, accrue interest at the same rate as, be the same Type of Loan as, have

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the same stated maturity as and have an Interest Period that is coterminous with, (x) in the case of the Qualified Joining Lender Term B-1 Loans, the Term B-1 Loans deemed made on the Closing Date and (y) in the case of the Qualified Joining Lender Term B-2 Loans, the Term B-2 Loans deemed made on the Closing Date and

(ii) each Qualified Joining Lender automatically irrevocably confirms that all “Obligations” (as defined in the Existing Credit Agreement) in respect of the Existing 2027 Term Loans so exchanged and discharged pursuant to this Section 2.01(c) shall be permanently terminated and released on and from the Qualified Joining Exchange Date.

(d) Term Loans that are repaid or prepaid may not be reborrowed.

Section 2.02. Loans and Borrowings.

(a) Each Term Loan shall be made as part of a Borrowing consisting of Term Loans of the same Class and of the same Type made by the Lenders ratably in accordance with their respective Commitments of the applicable Class. The failure of any Lender to make any Term Loan required to be made by it shall not relieve any other Lender of its obligations hereunder; provided, that the Commitments of the Lenders are several and no Lender shall be responsible for any other Lender’s failure to make Loans as required.

(b) Subject to Section 2.14, each Borrowing shall be comprised entirely of ABR Loans or Term SOFR Loans as the Borrower may request in accordance herewith. Each Lender at its option may make any ABR Loan or Term SOFR Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan (and in the case of an Affiliate, the provisions of Sections 2.15, 2.16 and 2.17 shall apply to such Affiliate to the same extent as to such Lender); provided, that any exercise of such option shall not affect the obligation of the Borrower to repay such Loan in accordance with the terms of this Agreement and such Lender shall be otherwise treated as the Lender for all purposes under this Agreement and the other Loan Documents, but shall not be entitled to any amounts payable under Section 2.15 or 2.17 solely in respect of increased costs resulting from such exercise and existing at the time of such exercise.

(c) Borrowings of more than one Type and Class may be outstanding at the same time; provided, that the Borrower shall not be entitled to request any Borrowing or conversion that, if made, and after giving effect to all Borrowings, all conversions of Loans from one Type to another, and all continuations of Loans of the same Type, would result in more than 4 (four) Term SOFR Borrowings outstanding under all Facilities at any time. Borrowings having different Interest Periods, regardless of whether they commence on the same date, shall be considered separate Borrowings.

(d) Notwithstanding any other provision of this Agreement, the Borrower shall not be entitled to request, or to elect to convert or continue, any Borrowing of any Class if the Interest Period requested with respect thereto would end after the Maturity Date of the Facility under which such Borrowing was made.

Section 2.03. Requests for Borrowings.

(a) To request a Term Borrowing, the Borrower shall notify the Administrative Agent by delivering a Borrowing Request (x) in the case of a Term SOFR Borrowing, not later than 11:00 a.m., Local Time, (i) in the case of any Borrowing on the Closing Date, one Business Day before such proposed Borrowing or (ii) in all other cases, two Business Days before the date of the

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proposed Borrowing or (y) in the case of an ABR Borrowing not later than 12:00 p.m., Local Time, one Business Day before the date of the proposed Borrowing (or such earlier time as the Administrative Agent may agree); provided, that if the Borrower wishes to request Term SOFR Loans having an Interest Period other than one, three or six months in duration as provided in the definition of “Interest Period,” the applicable notice must be received by the Administrative Agent not later than 12:00 p.m., Local Time, four Business Days prior to the requested date of such Borrowing, conversion or continuation, whereupon the Administrative Agent shall give prompt notice to the applicable Lenders of such request and the Administrative Agent shall notify the Borrower (which notice may be by telephone) whether or not all of the applicable Lenders have provided their consent to the requested Interest Period no later than 12:00 p.m., Local Time, two Business Days before the requested date of such Borrowing. Each such Borrowing Request shall be irrevocable. Each Borrowing Request shall specify the following information in compliance with Section 2.02:

(i) whether such Borrowing is to be a Borrowing of Term B-1 Loans, Term B-2 Loans, Term B-3 Loans, Term B-4 Loans, Term B-5 Loans or Other Term Loans of a particular Class, as applicable;

(ii) the aggregate amount of the requested Borrowing;

(iii) the date of such Borrowing, which shall be a Business Day;

(iv) whether such Borrowing is to be an ABR Borrowing or a Term SOFR Borrowing;

(v) in the case of a Term SOFR Borrowing, the initial Interest Period to be applicable thereto, which shall be a period contemplated by the definition of “Interest Period”; and

(vi) the location and number of the Borrower’s account to which funds are to be disbursed.

If no election as to the Type of Borrowing is specified, then the requested Borrowing shall be an ABR Borrowing. If no Interest Period is specified with respect to any requested Term SOFR Borrowing, then the Borrower shall be deemed to have selected an Interest Period of one month’s duration. Promptly following receipt of a Borrowing Request in accordance with this Section 2.03, the Administrative Agent shall advise each applicable Lender of the details thereof and of the amount of such Lender’s Loan to be made as part of the requested Borrowing.

Section 2.04. [Reserved].

Section 2.05. [Reserved].

Section 2.06. [Reserved].

Section 2.07. Interest Elections.

(a) Each Borrowing initially shall be of the Type, and under the applicable Class, specified in the applicable Borrowing Request and, in the case of a Term SOFR Borrowing, shall have an initial Interest Period as specified in such Borrowing Request. Thereafter, the Borrower may elect to convert such Borrowing to a different Type or to continue such Borrowing and, in the

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case of a Term SOFR Borrowing, may elect Interest Periods therefor, all as provided in this Section. The Borrower may elect different options with respect to different portions of the affected Borrowing, in which case each such portion shall be allocated ratably among the Lenders holding the Loans comprising such Borrowing, and the Loans comprising each such portion shall be considered a separate Borrowing. Notwithstanding any other provision of this Section 2.07, the Borrower shall not be permitted to change the Class of any Borrowing.

(b) To make an election pursuant to this Section, the Borrower shall deliver an Interest Election Request to the Administrative Agent by the time that a Borrowing Request would be required under Section 2.03 if the Borrower were requesting a Borrowing of the Type and Class resulting from such election to be made on the effective date of such election. Notwithstanding any contrary provision herein, this Section 2.07 shall not be construed to permit the Borrower to (i) elect an Interest Period for Term SOFR Loans that does not comply with Section 2.02(d) or (ii) convert any Borrowing to a Borrowing of a Type not available under the Class of Commitments or Loans pursuant to which such Borrowing was made.

(c) Each Interest Election Request shall specify the following information in compliance with Section 2.02:

(i) the Borrowing to which such Interest Election Request applies and, if different options are being elected with respect to different portions thereof, the portions thereof to be allocated to each resulting Borrowing (in which case the information to be specified pursuant to clauses (iii) and (iv) below shall be specified for each resulting Borrowing);

(ii) the effective date of the election made pursuant to such Interest Election Request, which shall be a Business Day;

(iii) whether the resulting Borrowing is to be an ABR Borrowing or a Term SOFR Borrowing; and

(iv) if the resulting Borrowing is a Term SOFR Borrowing, the Interest Period to be applicable thereto after giving effect to such election, which Interest Period shall be a period contemplated by the definition of “Interest Period.”

If any such Interest Election Request requests a Term SOFR Borrowing but does not specify an Interest Period, then the Borrower shall be deemed to have selected an Interest Period of one month’s duration. If less than all the outstanding principal amount of any Borrowing shall be converted or continued, then each resulting Borrowing shall be in an integral multiple of the Borrowing Multiple and not less than the Borrowing Minimum and satisfy the limitations specified in Section 2.02(c) regarding the maximum number of Borrowings of the relevant Type.

(d) Promptly following receipt of an Interest Election Request, the Administrative Agent shall advise each Lender to which such Interest Election Request relates of the details thereof.

(e) If the Borrower fails to deliver a timely Interest Election Request with respect to a Term SOFR Borrowing prior to the end of the Interest Period applicable thereto or with respect to the Term B Loans prior to the Closing Date, then, unless such Borrowing is repaid as provided herein, at the end of such Interest Period such Borrowing shall be converted to an ABR Borrowing. Notwithstanding any contrary provision hereof, if an Event of Default has occurred and is continuing, then, at the election of the Administrative Agent (acting at the direction of the Required Lenders) (i) no outstanding Borrowing may be converted to or continued as a Term SOFR Borrowing and (ii) unless repaid, each Term SOFR Borrowing shall be converted to an ABR Borrowing at the end of the then-current Interest Period thereof.

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Section 2.08. [Reserved].

Section 2.09. Repayment of Loans; Evidence of Debt.

(a) The Borrower hereby unconditionally promises to pay to the Administrative Agent for the account of each Lender the then unpaid principal amount of each Term Loan of such Lender as provided in Section 2.10.

(b) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrower to such Lender resulting from each Loan made by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder.

(c) The Administrative Agent shall maintain accounts in which it shall record (i) the amount of each Loan made hereunder, the Facility, Class and Type thereof and the Interest Period (if any) applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder and (iii) any amount received by the Administrative Agent hereunder for the account of the Lenders and each Lender’s share thereof.

(d) The entries made in the accounts maintained pursuant to clause (b) or (c) of this Section 2.09 shall be prima facie evidence of the existence and amounts of the obligations recorded therein; provided, that the failure of any Lender or the Administrative Agent to maintain such accounts or any error therein shall not in any manner affect the obligation of the Borrower to repay the Loans in accordance with the terms of this Agreement. In the event of any inconsistency between the entries made pursuant to clause (b) and (c) of this Section 2.09, the accounts maintained by the Administrative Agent pursuant to clause (c) of this Section 2.09 shall control.

Section 2.10. Repayment of Term Loans and Prepayment Procedures.

(a) Subject to the other clauses of this Section 2.10 and to Section 9.08(f),

(i) the Borrower shall repay principal of outstanding Term B-1 Loans on the Term B-1 Maturity Date in an aggregate principal amount equal to the then unpaid principal amount of such Term B-1 Loans outstanding;

(ii) the Borrower shall repay principal of outstanding Term B-2 Loans on the Term B-2 Maturity Date in an aggregate principal amount equal to the then unpaid principal amount of such Term B-2 Loans outstanding;

(iii) the Borrower shall repay principal of outstanding Term B-3 Loans on the Term B-3 Maturity Date in an aggregate principal amount equal to the then unpaid principal amount of such Term B-3 Loans outstanding;

(iv) the Borrower shall repay principal of outstanding Term B-4 Loans on the Term B-4 Maturity Date in an aggregate principal amount equal to the then unpaid principal amount of such Term B-4 Loans outstanding;

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(v) the Borrower shall repay principal of outstanding Term B-5 Loans on the Term B-5 Maturity Date in an aggregate principal amount equal to the then unpaid principal amount of such Term B-5 Loans outstanding;

(vi) in the event that any Other Term Loans are made, the Borrower shall repay such Other Term Loans on the dates and in the amounts set forth in the related Incremental Assumption Agreement, Extension Amendment or Refinancing Amendment (each such date being referred to as an “Other Term Loan Installment Date”);

(vii) in the event that any Incremental Revolving Loans are made, the Borrower shall repay such Incremental Revolving Loans on the dates and in the amounts set forth in the related Incremental Assumption Agreement; and

(viii) to the extent not previously paid, all outstanding Loans shall be due and payable on the applicable Maturity Date.

(b) [Reserved].

(c) Notwithstanding anything herein to the contrary:

(i) any mandatory prepayment of Term Loans pursuant to Section 2.11 shall be applied so that the aggregate amount of such prepayment is allocated among all Classes of outstanding Term Loans pro rata based on the aggregate principal amount of each Class of outstanding Term Loans, if any, to reduce amounts due on the succeeding Term Loan Installment Dates, if any, for such Classes and/or to repay the principal amount thereof if no such Term Loan Installment Dates exist for the applicable Class or to the extent such amounts are reduced to zero pursuant to prepayments applied pursuant to this sentence; provided, that, subject to the pro rata application to Term Loans outstanding within any respective Class of Term Loans, with respect to mandatory prepayments of Term Loans pursuant to Section 2.11, any Class of Other Term Loans may receive less than its pro rata share thereof (as a result of any Declined Prepayment Amount or to the extent the respective Class receiving less than its pro rata share has consented thereto) so long as the amount by which its pro rata share exceeds the amount actually applied to such Class is applied to repay (on a pro rata basis) the outstanding Term B Loans and any other Classes of then outstanding Other Term Loans; and

(ii) any mandatory prepayment of Term Loans pursuant to Section 2.11(b) shall be applied by the Borrower so that the aggregate amount of such prepayment is allocated among (x) the Term Loans and (y) any Other First Lien Debt (or any Permitted Refinancing Indebtedness in respect thereof that is secured on a pari passu basis with the Obligations) that requires mandatory prepayment or repurchase from any Net Proceeds, in the case of clauses (x) and (y), pro rata based on the aggregate principal amount of the Term Loans and such Other First Lien Debt outstanding (or, in the discretion of the Borrower, on a basis that results in a greater than pro rata paydown for the Term Loans) (provided, that in respect of the Net Proceeds of the kind described in clauses (e) and (f) of the definition thereof, to the extent the holders of Other First Lien Debt decline to have such Indebtedness repurchased, repaid or prepaid with the amount of any such Net Proceeds, the declined amount of such Net Proceeds shall promptly (and, in any event, within five (5) Business Days after the date of such rejection) be applied to prepay the Term Loans in accordance with the terms hereof (to the extent such amount of such Net Proceeds would otherwise have been required to be applied if such Other First Lien Debt was not then outstanding)).

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Any optional prepayments of the Term Loans pursuant to Section 2.11(a) shall be applied to the remaining installments of the Term Loans under the applicable Class or Classes as the Borrower may in each case direct.

Prior to any prepayment of any Loan under any Facility hereunder, the Borrower shall select the Borrowing or Borrowings under the applicable Facility to be prepaid and shall notify the Administrative Agent of such selection not later than (i) 11:00 a.m., Local Time, in the case of an ABR Borrowing, on at least one Business Day before the scheduled date of such prepayment and (ii) 2:00 p.m., Local Time, in the case of a Term SOFR Borrowing, at least three Business Days before the scheduled date of such prepayment (or, in each case, such shorter period acceptable to the Administrative Agent). Each such notice shall be irrevocable; provided, that a notice of prepayment may state that such notice is conditioned upon the effectiveness of other credit facilities, indentures or similar agreements or other transactions, in which case such notice may be revoked by the Borrower (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied. Each repayment of a Borrowing shall be applied ratably to the Loans included in the repaid Borrowing. All repayments of Loans shall be accompanied by (A) accrued interest on the amount repaid to the extent required by Section 2.13(d) and (B) break funding payments pursuant to Section 2.16.

(d) The Borrower shall notify the Administrative Agent in writing of any mandatory prepayment of Term Loans required to be made pursuant to Section 2.11(b), 2.11(d) or 2.11(e) at least three Business Days prior to the date of such prepayment. Each such notice shall specify the date of such prepayment and provide a reasonably detailed calculation of the amount of such prepayment. The Administrative Agent will promptly notify each Term Lender of the contents of any such prepayment notice and of such Term Lender’s ratable portion of such prepayment (based on such Lender’s pro rata share of each relevant Class of the Term Loans). Any Term Lender (a “Declining Term Lender”) may elect, by delivering written notice to the Administrative Agent and the Borrower no later than 5:00 p.m. one (1) Business Day after the date of such Term Lender’s receipt of notice from the Administrative Agent regarding such prepayment, that the full amount of any mandatory prepayment otherwise required to be made with respect to the Term Loans held by such Term Lender pursuant to Section 2.11(b), 2.11(d) or 2.11(e) not be made (the aggregate amount of such prepayments declined by the Declining Term Lenders, the “Declined Prepayment Amount”). If a Term Lender fails to deliver notice setting forth such rejection of a prepayment to the Administrative Agent within the time frame specified above or such notice fails to specify the principal amount of the Term Loans to be rejected, any such failure will be deemed an acceptance of the total amount of such mandatory prepayment of Term Loans. Any Declined Prepayment Amount which would otherwise have been applied to such Term Loans of the Declining Term Lenders shall instead be retained by the Borrower.

Section 2.11. Prepayment of Loans.

(a) The Borrower shall have the right at any time and from time to time to prepay any Loan in whole or in part, without premium or penalty (subject to Section 2.16 and prior notice in accordance with the provisions of Section 2.10(c)), in an aggregate principal amount that is an integral multiple of the Borrowing Multiple and not less than the Borrowing Minimum or, if less, the amount outstanding, subject to prior notice in accordance with the first sentence of Section 2.10(d). Any prepayment of Term B-5 Loans made prior to the date that is six months after the Amendment No. 3 Effective Date in connection with a Repricing Event shall be accompanied by the payment of the fee set forth in Section 2.12(c).

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(b) The Borrower shall apply

(i) all Net Proceeds (other than Net Proceeds of the kind (x) described in the following clause (ii) or (y) subject to the provisions of Section 2.11(b) as set forth in the immediately subsequent paragraph) within five (5) Business Days (or, in the case of Other First Lien Debt that requires mandatory prepayment or repurchase from any Net Proceeds, within the period set forth in the documentation governing such Other First Lien Debt) after receipt thereof to prepay Term Loans in accordance with Sections 2.10(c) and (d); provided, that Net Proceeds of the kind described in clauses (e) and (f) of the definition thereof that are required to prepay the Term Loans and (if applicable) Other First Lien Debt shall be reduced dollar-for-dollar by the amount of Net Proceeds applied to prepay, repurchase, redeem or otherwise discharge Indebtedness secured by a Junior Lien in accordance with the following proviso; provided, further, that the Borrower may deliver a certificate of a Responsible Officer of the Borrower to the Administrative Agent promptly following receipt of any such Net Proceeds setting forth the Borrower’s intention to apply an amount equal to all or any portion of such Net Proceeds to prepay, repurchase, redeem or otherwise discharge Indebtedness secured by a Junior Lien and shall have 90 days to apply such amount in such manner; provided, further, that if all or a portion of such amount is not so applied by such 90th day or is no longer intended to be or cannot be so applied in such manner at any time after delivery of such certificate, all or such portion of such amount shall be applied in accordance with Sections 2.10(c) and (d) within five (5) Business Days after such 90th day or the Borrower reasonably determining that such Net Proceeds are no longer intended to be or cannot be so applied, as applicable, and

(ii) all Net Proceeds from any issuance or incurrence of Refinancing Notes and Refinancing Term Loans (other than solely by means of extending or renewing then-existing Refinancing Notes or Refinancing Term Loans without resulting in any Net Proceeds) no later than five (5) Business Days after the date on which such Refinancing Notes and Refinancing Term Loans are issued or incurred, to prepay Term Loans in accordance with Section 2.23 and the definition of “Refinancing Notes” (as applicable).

Notwithstanding anything to the contrary in this Section 2.11(b) or elsewhere in this Agreement, (x) to the extent that (A) any or all of the Net Proceeds of any Asset Sale or Recovery Event by a Foreign Subsidiary are prohibited by any Requirement of Law from being loaned, distributed or otherwise transferred to the Borrower or any Domestic Subsidiary or materially adverse consequences to (including any material Tax incurred by) the Borrower or any of its Affiliates would result therefrom or (B) any or all of the Net Proceeds of any Asset Sale or Recovery Event by a Foreign Subsidiary are prohibited from being transferred to the Borrower for application in accordance with this Section 2.11(b) by any applicable organizational documents, joint venture agreement, shareholder agreement, or similar agreement or any other contractual obligation with an unaffiliated third party (including any agreement governing Indebtedness) that was not created in contemplation of such Asset Sale or Recovery Event, then in each case an amount equal to the portion of such Net Proceeds so affected will not be required to be applied as provided in this Section 2.11(b) and (y) within 540 days after the receipt of any Net Proceeds of any Asset Sale or Recovery Event, the Borrower or a Subsidiary, at their option, may apply an amount equal to all or any portion of such Net Proceeds:

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(1) to reduce, prepay, repay or purchase First Lien Debt (other than intercompany Indebtedness owed to Holdings, the Borrower or any Subsidiary), and, in the case of revolving obligations, to correspondingly reduce commitments with respect thereto, provided that, to the extent the Borrower or any Subsidiary will so repay any such Indebtedness (other than the Term Loans), the Borrower will reduce Obligations under the Term Loans on a pro rata basis by, at their option, (A) prepaying Term Loans as provided under Section 2.11(a) or (B) purchasing or otherwise acquiring Term Loans in accordance with Section 9.04(c); provided, in the case of this clause (1) if an offer to purchase any such First Lien Debt is made, the Borrower will be deemed to have satisfied its obligations under this clause (1) with respect to an amount of Net Proceeds equal to the amount of such offer, whether or not accepted by the holders of such First Lien Debt, and no Net Proceeds in the amount of such offer will be deemed to exist following such offer; or

(2) to make (A) an Investment in any one or more businesses; provided that if such Investment in any business is in the form of the acquisition of Equity Interest that results in the Borrower or any Subsidiary, as the case may be, owning an amount of the Equity Interest of such business such that such business constitutes a Subsidiary or increases the Borrower’s direct or indirect percentage ownership of the Equity Interest of a Subsidiary, (B) Capital Expenditures or (C) acquisitions of other assets; provided, in the case of each of clauses (A), (B) and (C), that (x) the assets acquired or otherwise produced as a result of such Investment, Capital Expenditure or other acquisition are used or useful in the business of the Borrower and the Subsidiaries or in a Similar Business or that replace the business, properties or assets that are the subject of such Asset Sale of Collateral and (y) in the case of an Asset Sale of Collateral or Recovery Event with respect to Collateral, the assets acquired or otherwise produced as a result of such Investment, Capital Expenditure or other acquisition shall be pledged as Collateral; or

(3) solely in the case of a Recovery Event, to acquire, maintain, develop, construct, improve, upgrade, repair or replace assets useful in the business of the Borrower and the Subsidiaries or make Permitted Business Acquisitions and other Investments permitted hereunder (including Capital Expenditures and expenditures made in connection with Acquisition Transactions and excluding Permitted Investments or intercompany Investments in Subsidiaries) or to reimburse the cost of any of the foregoing incurred on or after the date on which the Recovery Event giving rise to such net cash proceeds was contractually committed or occurred (other than inventory, except to the extent the proceeds of such Recovery Event are received in respect of inventory), or

(4) any combination of the foregoing;

provided, that in the case of clauses (2) and (3) above, a binding commitment shall be treated as a permitted application of the Net Proceeds from the date of such commitment so long as the Borrower, or such Subsidiary, enters into such commitment with the good faith expectation that such Net Proceeds will be applied to satisfy such commitment within 180 days of such commitment (an “Acceptable Commitment”); provided, further that if any Acceptable Commitment is later cancelled or terminated for any reason before such applicable Net Proceeds are applied, then such applicable Net Proceeds shall be applied to prepay the Term Loans or other Indebtedness in accordance with this Section 2.11(b) or, with respect to such portion of such Net Proceeds that the Borrower intends to reinvest, may reinvest in accordance with the foregoing. Any Net Proceeds that are not so applied in accordance with this paragraph and within 540 days of receipt (as such period may be extended in connection with an Acceptable Commitment) shall be applied to prepay Term Loans in accordance with Section 2.11(b)(i).

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(c) [Reserved].

(d) Upon the occurrence of a Change of Control Triggering Event, the Borrower shall within thirty (30) days of such occurrence notify the Administrative Agent thereof and prepay the Term Loans not later than thirty (30) Business Days following such notification; provided, that (i) at the expiration of such thirty (30) Business Day period, the Administrative Agent shall notify the Borrower of the required amount of such prepayment (as reduced by any portion thereof which has been rejected by Declining Term Lenders pursuant to Section 2.10(d)) and the Borrower shall immediately prepay the Term Loans in such amount in accordance with Section 2.11(f) and (ii) the Borrower shall also pay, on the date of such prepayment, to each Lender receiving such prepayment a fee equal to 1.00% of the principal amount of the Term Loans prepaid to such Lender.

(e) Not fewer than thirty (30) days prior to any payment or prepayment of any principal amount of the Loan Proceeds Note, the Borrower shall notify the Administrative Agent thereof and shall, on the date of such payment or prepayment, subject to Section 2.10(d), prepay the Term Loans at a price equal to the principal amount of the Term Loans together with accrued and unpaid interest; provided, that (i) on the date of such payment or prepayment of the Loan Proceeds Note, the Administrative Agent shall notify the Borrower of the required amount of such prepayment (as reduced by any portion thereof which has been rejected by Declining Term Lenders pursuant to Section 2.10(d)) and (ii) the Borrower shall immediately prepay the Term Loans in such amount in accordance with clause (f) below; provided, further, that, if at any time the principal amount of the Loan Proceeds Note is greater than the aggregate principal amount of the Term Loans, Holdings (or any successor obligor under the Loan Proceeds Note) may repay or forgive or waive or otherwise reduce an amount of the Loan Proceeds Note equal to such excess without complying with this Section 2.11(e). Notwithstanding the foregoing, any amount required to be applied to the Loans pursuant to this Section 2.11(e) shall be applied ratably among the Term Loans, and, to the extent required by the terms of any Other First Lien Debt, the principal amount of such Other First Lien Debt then outstanding, and the prepayment of the Term Loans required pursuant to this Section 2.11(e) shall be reduced accordingly.

(f) Prepayments pursuant to this Section 2.11 shall be in accordance with the procedures specified in Sections 2.10(c) and (d) (including, for the avoidance of doubt, that Term Lenders may decline such prepayments and the Borrower may retain any Declined Prepayment Amount).

Section 2.12. Fees.

(a) The Borrower agrees to pay to the Administrative Agent, for the account of the Administrative Agent, the fees and other amounts as set forth in the Administrative Agent Fee Letter, in the amounts and, at the times specified therein until the Facilities under this Agreement have been terminated in full (the “Administrative Agent Fees”).

(b) The Borrower agrees to pay to the Collateral Agent, for the account of the Collateral Agent, the fees and other amounts as set forth in the Collateral Agent Fee Letter, in the amounts and, at the times specified therein until the Facilities under this Agreement have been terminated in full (the “Collateral Agent Fees”).

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(c) At the time of the effectiveness of any Repricing Event that is consummated during the period commencing on the Amendment No. 3 Effective Date and ending on the day immediately prior to the date that is six months after the Amendment No. 3 Effective Date, the Borrower agrees to pay to the Administrative Agent, for the ratable account of each Lender with Term B-5 Loans that are either repaid, converted or subjected to a pricing reduction in connection with such Repricing Event (including each Lender that withholds its consent to such Repricing Event and is replaced as a Non-Consenting Lender under Section 2.19), a fee in an amount equal to 1.00% of (i) in the case of a Repricing Event described in clause (a) of the definition thereof, the aggregate principal amount of all Term B-5 Loans prepaid (or converted) in connection with such Repricing Event and (ii) in the case of a Repricing Event described in clause (b) of the definition thereof, the aggregate principal amount of all Term B-5 Loans outstanding on such date that are subject to an effective pricing reduction pursuant to such Repricing Event. Such fees shall be earned, due and payable upon the date of the effectiveness of such Repricing Event.

(d) Any fees payable to Incremental Revolving Facility Lenders shall be set forth in the applicable Incremental Assumption Agreement.

(e) All fees payable under any Loan Document to the Lenders shall be paid on the dates due, in Dollars and immediately available funds, directly to the Administrative Agent or the Collateral Agent or any other person to which such fees are due. Once paid, no fees shall be refundable under any circumstances.

Section 2.13. Interest.

(a) The Loans comprising each ABR Borrowing shall bear interest at the ABR plus the Applicable Margin.

(b) The Loans comprising each Term SOFR Borrowing shall bear interest at Term SOFR for the Interest Period in effect for such Borrowing plus the Applicable Margin.

(c) Notwithstanding the foregoing, if any principal of or interest on any Loan or any Fees or other amount payable by the Borrower hereunder or under any other Loan Document is not paid when due, whether at stated maturity, upon acceleration or otherwise, such overdue amount shall bear interest, after as well as before judgment, at a rate per annum equal to (i) in the case of overdue principal of any Loan, 2.00% plus the rate otherwise applicable to such Loan as provided in the preceding clauses of this Section 2.13 or (ii) in the case of any other overdue amount, 2.00% plus the rate applicable to ABR Loans as provided in clause (a) of this Section 2.13; provided, that this clause (c) shall not apply to any Event of Default that has been waived by the Lenders pursuant to Section 9.08.

(d) Accrued interest on each Loan shall be payable in arrears (i) on each Interest Payment Date for such Loan, (ii) [reserved] and (iii) in the case of the Term Loans, on the applicable Term Facility Maturity Date; provided, that (A) interest accrued pursuant to clause (c) of this Section 2.13 shall be payable on demand, (B) in the event of any repayment or prepayment of any Loan, accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment, (C) in the event of any conversion of any Term SOFR Loan prior to the end of the current Interest Period therefor, accrued interest on such Loan shall be payable on the effective date of such conversion and (D) any Loan that is repaid on the same day on which it is made shall bear interest for one day.

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(e) All interest hereunder shall be computed on the basis of a year of 360 days, except that interest computed by reference to the ABR shall be computed on the basis of a year of 365 days (or 366 days in a leap year), and in each case shall be payable for the actual number of days elapsed (including the first day but excluding the last day). ABR and Term SOFR shall be determined by the Administrative Agent, and such determination shall be conclusive absent manifest error.

Section 2.14. Alternate Rate of Interest.

(a) Inability to Determine Rates. If in connection with any request for a Term SOFR Loan or a conversion of ABR Loans to Term SOFR Loans or a continuation of any of such Loans, as applicable, the Borrower or the Administrative Agent (in respect of clause (B) below) or the Required Lenders (in respect of clause (C) below) reasonably determine in good faith based on the prevailing industry standard at the time of any such determination that (A) no Successor Rate has been determined in accordance with Section 2.14(b), and the circumstances under Section 2.14(b)(i) or the Scheduled Unavailability Date has occurred, (B) adequate and reasonable means do not otherwise exist for determining Term SOFR for any requested Interest Period with respect to a proposed Term SOFR Loan or in connection with an existing or proposed ABR Loan, or (C) that Term SOFR for any requested Interest Period with respect to a proposed Loan does not adequately and fairly reflect the cost to such Lenders of funding such Loan, the Administrative Agent will promptly so notify each Lender.

Thereafter, (x) the obligation of the Lenders to make or maintain Term SOFR Loans, or to convert ABR Loans to Term SOFR Loans, shall be suspended (to the extent of the affected Term SOFR Loans or Interest Periods), and (y) in the event of a determination described in the preceding sentence with respect to the Term SOFR component of ABR, the utilization of the Term SOFR component in determining ABR shall be suspended, in each case until the Administrative Agent (upon instruction of the Required Lenders) revokes such notice.

Upon receipt of such notice, (x) the Borrower may revoke any pending request for a Borrowing of, or conversion to, or continuation of Term SOFR Loans (to the extent of the affected Term SOFR Loans or Interest Periods) or, failing that, will be deemed to have converted such request into a request for a Borrowing of ABR Loans in the amount specified therein and (y) any outstanding Term SOFR Loans shall be deemed to have been converted to ABR Loans immediately at the end of their respective applicable Interest Period.

(b) Notwithstanding anything to the contrary in this Agreement or any other Loan Documents, if the Administrative Agent determines in good faith (which determination shall be conclusive absent manifest error), or the Borrower or Required Lenders notify the Administrative Agent (with, in the case of the Required Lenders, a copy to the Borrower) that the Borrower or Required Lenders (as applicable) have determined in good faith, that:

(i) adequate and reasonable means do not exist for ascertaining one month, three month and six month interest periods of Term SOFR, including, without limitation, because the Term SOFR Screen Rate is not available or published on a current basis and such circumstances are unlikely to be temporary; or

(ii) CME or any successor administrator of the Term SOFR Screen Rate or a Governmental Authority having jurisdiction over the Administrative Agent or such administrator with respect to its publication of Term SOFR, in each case acting in such capacity, has made a public statement identifying a specific date after which one month,

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three month and six month interest periods of Term SOFR or the Term SOFR Screen Rate shall or will no longer be representative or made available, or permitted to be used for determining the interest rate of Dollar denominated syndicated loans, or shall or will otherwise cease; provided that, at the time of such statement, there is no successor administrator that is widely acceptable by the marketplace as reasonably determined by the Borrower in good faith, that will continue to provide such representative interest periods of Term SOFR after such specific date (the latest date on which one month, three month and six month interest periods of Term SOFR or the Term SOFR Screen Rate are no longer representative or available permanently or indefinitely, the “Scheduled Unavailability Date”);

then, on a date and time reasonably determined by the Borrower in good faith (any such date, the “Term SOFR Replacement Date”), which date shall be at the end of an Interest Period or on the relevant interest payment date, as applicable, for interest calculated and, solely with respect to clause (ii) above, no later than the Scheduled Unavailability Date, Term SOFR will be replaced hereunder and under any Loan Document with Daily Simple SOFR for any payment period for interest calculated that can be determined by the Administrative Agent (to the extent administratively feasible to the Administrative Agent), in each case, without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document (the “Successor Rate”).

If the Successor Rate is Daily Simple SOFR, all interest payments will be payable on a monthly basis.

Notwithstanding anything to the contrary herein, (x) if the Borrower or the Administrative Agent reasonably determines in good faith that Daily Simple SOFR is not available on or prior to the Term SOFR Replacement Date or the Administrative Agent determines that Daily Simple SOFR is not administratively feasible to the Administrative Agent, or (y) if the events or circumstances of the type described in Section 2.14(b)(i) or (ii) have occurred with respect to the Successor Rate then in effect, then in each case, the Borrower may amend this Agreement solely for the purpose of replacing Term SOFR or any then-current Successor Rate in accordance with this Section 2.14 at the end of any Interest Period, relevant interest payment date or payment period for interest calculated, as applicable, with an alternative benchmark rate giving due consideration to any evolving or then existing convention for similar Dollar denominated credit facilities syndicated and agented in the United States for such alternative benchmark and, in each case, including any mathematical or other adjustments to such benchmark giving due consideration to any evolving or then existing convention for similar Dollar denominated credit facilities syndicated and agented in the United States for such benchmark, which adjustment or method of calculating such adjustment shall be published on an information service as reasonably selected by the Borrower in good faith from time to time in its reasonable discretion and may be periodically updated; provided, that such rate, and the related amendments, are administratively feasible to the Administrative Agent. For the avoidance of doubt, any such proposed rate and adjustments, shall constitute a “Successor Rate”. Any such amendment shall become effective at 5:00 p.m. New York time on the fifth Business Day after the Administrative Agent shall have posted such proposed amendment to all Lenders unless, prior to such time, Lenders comprising the Required Lenders have delivered to the Administrative Agent written notice that such Required Lenders object to such amendment.

In determining or implementing any Successor Rate, the Borrower will in good faith give due consideration to industry practice, whether any proposed determination or implementation would reasonably be expected to have a material adverse effect on the Lenders and whether any proposed determination or implementation would cause a “significant modification” of any Loan within the meaning of Treasury Regulations Section 1.1001-3(b).

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The Administrative Agent will promptly (in one or more notices) notify the Borrower and each Lender of the implementation of any Successor Rate.

Any Successor Rate shall be applied in a manner consistent with market practice; provided that to the extent such market practice is not administratively feasible for the Administrative Agent, such Successor Rate shall be applied in a manner as otherwise reasonably determined by the Required Lenders and administratively feasible to the Administrative Agent.

Notwithstanding anything else herein, if at any time any Successor Rate as so determined would otherwise be less than 0.00%, the Successor Rate will be deemed to be 0.00% for the purposes of this Agreement and the other Loan Documents.

In connection with the implementation of a Successor Rate, the Borrower will have the right to make reasonable Conforming Changes in good faith from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement; provided that, with respect to any such amendment effected, such amendment shall become effective at 5:00 p.m. New York time on the fifth Business Day after the Administrative Agent shall have posted such proposed amendment to all Lenders unless, prior to such time, Lenders comprising the Required Lenders have delivered to the Administrative Agent written notice that such Required Lenders object to such amendment.

(c) For purposes of this Section 2.14, those Lenders that either have not made, or do not have an obligation under this Agreement to make, the relevant Loans in Dollars shall be excluded from any determination of Required Lenders.

Section 2.15. Increased Costs.

(a) If any Change in Law shall:

(i) impose, modify or deem applicable any reserve, special deposit compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender; or

(ii) subject the Administrative Agent or any Lender to any Tax (other than (A) Indemnified Taxes and Other Taxes indemnifiable under Section 2.17 or (B) Excluded Taxes); or

(iii) impose on any Lender any other condition, cost or expense (other than Taxes) affecting this Agreement or Term SOFR Loans made by such Lender;

and the result of any of the foregoing shall be to increase the cost to such Lender of making or maintaining any Loan or of maintaining its obligation to make any such Loan or to reduce the amount of any sum received or receivable by such Lender hereunder, whether of principal, interest or otherwise, then the applicable Borrower will pay to the Administrative Agent or such Lender, as applicable, such additional amount or amounts as will compensate the Administrative Agent or such Lender, as applicable, for such additional costs incurred or reduction suffered.

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(b) If any Lender determines that any Change in Law regarding capital or liquidity requirements has or would have the effect of reducing the rate of return on such Lender’s capital or on the capital of such Lender’s holding company, if any, as a consequence of this Agreement or the Loans or Commitments made by such Lender, to a level below that which such Lender or such Lender’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s policies and the policies of such Lender’s holding company with respect to capital adequacy and liquidity), then from time to time the Borrower shall pay to such Lender, as applicable, such additional amount or amounts as will compensate such Lender or such Lender’s holding company for any such reduction suffered.

(c) A certificate of a Lender setting forth the amount or amounts necessary to compensate such Lender or its holding company, as applicable, as specified in clause (a) or (b) of this Section 2.15 shall be delivered to the Borrower and shall be conclusive absent manifest error; provided, that any such certificate claiming amounts described in clause (x) or (y) of the definition of “Change in Law” shall, in addition, state the basis upon which such amount has been calculated and certify that such Lender’s demand for payment of such costs hereunder, and such method of allocation is not inconsistent with its treatment of other borrowers, which as a credit matter, are similarly situated to the Borrower and which are subject to similar provisions. The Borrower shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof.

(d) Promptly after any Lender has determined that it will make a request for increased compensation pursuant to this Section 2.15, such Lender shall notify the Borrower thereof. Failure or delay on the part of any Lender to demand compensation pursuant to this Section 2.15 shall not constitute a waiver of such Lender’s right to demand such compensation; provided, that the Borrower shall not be required to compensate a Lender pursuant to this Section 2.15 for any increased costs or reductions incurred more than 180 days prior to the date that such Lender, as applicable, notifies the Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender’s intention to claim compensation therefor; provided, further, that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the 180-day period referred to above shall be extended to include the period of retroactive effect thereof.

Section 2.16. Break Funding Payments. In the event of (a) the payment of any principal of any Term SOFR Loan other than on the last day of an Interest Period applicable thereto (including as a result of an Event of Default or as a result of any prepayment pursuant to Section 2.10 or 2.11), (b) the conversion of any Term SOFR Loan other than on the last day of the Interest Period applicable thereto, (c) the failure to borrow, convert, continue or prepay any Term SOFR Loan on the date specified in any notice delivered pursuant hereto (whether or not such notice may be revoked under Section 2.10(c)) or (d) the assignment of any Term SOFR Loan other than on the last day of the Interest Period applicable thereto as a result of a request by the Borrower pursuant to Section 2.19, then, in any such event, the Borrower shall compensate each Lender for the loss, cost and expense attributable to such event. Such loss, cost or expense to any Lender shall be deemed to include an amount determined by such Lender (it being understood that the deemed amount shall not exceed the actual amount) to be the excess, if any, of (i) the amount of interest that would have accrued on the principal amount of such Loan had such event not occurred, at Term SOFR that would have been applicable to such Loan, for the period from the date of such event to the last day of the then current Interest Period therefor (or, in the case of a failure to borrow, convert or continue, for the period that would have been the Interest Period for such Loan), over (ii) the amount of interest that would accrue on such principal amount for such period at Term SOFR at the commencement of such period with a tenor of at least as long as such period. A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section 2.16 shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof.

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Section 2.17. Taxes.

(a) Any and all payments made by or on behalf of a Loan Party under this Agreement or any other Loan Document shall be made free and clear of, and without deduction or withholding for or on account of, any Taxes; provided, that if a Loan Party, the Administrative Agent or any other withholding agent shall be required by applicable Requirement of Law to deduct or withhold any Taxes with respect to such payments, then (i) the applicable withholding agent shall make such deductions or withholdings as are reasonably determined by the applicable withholding agent to be required by any applicable Requirement of Law, (ii) the applicable withholding agent shall timely pay the full amount deducted or withheld to the relevant Governmental Authority within the time allowed and in accordance with applicable Requirements of Law, and (iii) to the extent withholding or deduction is required to be made on account of Indemnified Taxes or Other Taxes, the sum payable by the Loan Party shall be increased as necessary so that after all required deductions and withholdings have been made (including deductions or withholdings applicable to additional sums payable under this Section 2.17) each Lender (or, in the case of payments made to the Administrative Agent for its own account, the Administrative Agent), receives an amount equal to the sum it would have received had no such deductions or withholdings been made. After any payment of Taxes by any Loan Party to a Governmental Authority as provided in this Section 2.17, as promptly as possible thereafter, the Borrower shall deliver to the Administrative Agent a copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of any return required by applicable Requirements of Law to report such payment or other evidence of such payment reasonably satisfactory to the Borrower.

(b) The Borrower shall timely pay any Other Taxes imposed on or incurred by the Administrative Agent or any Lender to the relevant Governmental Authority in accordance with applicable Requirements of Law.

(c) The Borrower shall, without duplication of any additional amounts paid pursuant to Section 2.17(a)(iii) or any amounts paid pursuant to Section 2.17(b), indemnify and hold harmless the Administrative Agent and each Lender within fifteen (15) Business Days after written demand therefor, for the full amount of any Indemnified Taxes or Other Taxes imposed on the Administrative Agent or such Lender, as applicable, as the case may be (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section 2.17), and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate setting forth in reasonable detail the basis and calculation of the amount of such payment or liability delivered to the Borrower by a Lender or by the Administrative Agent (as applicable) shall be conclusive absent manifest error.

(d) Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments under this Agreement shall deliver to the Borrower (with a copy to the Administrative Agent), at the time(s) and in the manner(s) reasonably requested by the Borrower or the Administrative Agent such properly completed and executed documentation prescribed by applicable law or reasonably requested by the Borrower or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate. In addition, any Lender, if reasonably requested by the Borrower or the Administrative Agent, shall deliver such other documentation as will enable the Borrower or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding sentence, the completion, execution and submission of such documentation shall only be required to the extent the relevant Lender is legally eligible to do so.

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Each person that shall become a Participant pursuant to Section 9.04 or a Lender pursuant to Section 9.04 shall, upon the effectiveness of the related transfer, be required to provide all the forms and statements required pursuant to this Section 2.17(d) and Section 2.17(f); provided, that a Participant shall furnish all such required forms and statements to the participating Lender.

(i) Without limiting the foregoing, each Lender and Administrative Agent that is a U.S. Person, shall deliver on or prior to the date such Lender or Administrative Agent becomes party to this Agreement and at the time(s) reasonably requested by the Borrower or the Administrative Agent, to the Borrower and the Administrative Agent (as applicable) two properly completed and duly executed copies of United States Internal Revenue Form W-9 or any successor form, certifying that such person is exempt from United States federal backup withholding Tax on payments made hereunder.

(ii) Without limiting the foregoing:

(A) any Foreign Lender shall, to the extent it is legally eligible to do so, deliver to the Borrower and the Administrative Agent on or prior to the date on which such Foreign Lender becomes a party to this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), two of whichever of the following is applicable:

(1) in the case of a Foreign Lender (or, if such Foreign Lender is disregarded as an entity separate from its owner for U.S. federal income tax purposes, the person treated as its owner for U.S. federal income tax purposes) eligible for the benefits of an income tax treaty to which the United States is a party, properly completed and duly executed copies of IRS Form W-8BEN or IRS Form W-8BEN-E, whichever is applicable, establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to such Tax treaty;

(2) properly completed and duly executed copies of IRS Form W-8ECI with respect to such Foreign Lender (or, if such Foreign Lender is disregarded as an entity separate from its owner for U.S. federal income tax purposes, with respect to the person treated as its owner for U.S. federal income tax purposes);

(3) in the case of a Foreign Lender (or, if such Foreign Lender is disregarded as an entity separate from its owner for U.S. federal income tax purposes, the person treated as its owner for U.S. federal income tax purposes) entitled to the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit J-1 to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of the Borrower within the meaning of Section 871(h)(3)(B) of the Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code and that no payments under any Loan

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Document are effectively connected with the Foreign Lender’s conduct of a trade or business in the United States (a “U.S. Tax Compliance Certificate”) and (y) properly completed and duly executed copies of IRS Form W-8BEN or IRS Form W-8BEN-E, whichever is applicable; or

(4) to the extent a Foreign Lender (or, if such Foreign Lender is disregarded as an entity separate from its owner for U.S. federal income tax purposes, the person treated as its owner for U.S. federal income tax purposes) is not the beneficial owner of such payments (for example, where such Foreign Lender is a partnership or a participating Lender), properly completed and duly executed copies of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN or IRS Form W-8BEN-E, whichever is applicable, a U.S. Tax Compliance Certificate substantially in the form of Exhibit J-3 or Exhibit J-4, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided, that if the Foreign Lender is a partnership (and not a participating Lender) and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit J-2 on behalf of such direct and indirect partner(s).

(iii) Each Lender (A) shall promptly notify the Borrower and the Administrative Agent of any change in circumstance which would modify or render invalid any claimed exemption or reduction, and (B) agrees that if any documentation it previously delivered pursuant to this Section 2.17 expires or becomes inaccurate in any respect, it shall promptly (x) update such documentation or (y) notify the Borrower and the Administrative Agent in writing of its legal inability to do so.

(e) If any Lender or the Administrative Agent, as applicable, determines in good faith that it has received a refund of an Indemnified Tax or Other Tax for which it has been indemnified by a Loan Party pursuant to this Section 2.17 (or for which any Loan Party has paid additional amounts pursuant to this Section 2.17), then the Lender or the Administrative Agent, as the case may be, shall reimburse the Loan Party for such amount (net of all reasonable out-of-pocket expenses of such Lender or the Administrative Agent, as the case may be, and without interest other than any interest received thereon from the relevant Governmental Authority with respect to such refund) as the Lender or Administrative Agent, as the case may be, determines in good faith to the be the portion of the refund as will leave it, after such reimbursement, in no better or worse position (taking into account expenses or any Taxes imposed on the refund) than it would have been in if the Indemnified Tax or Other Tax giving rise to such refund had not been imposed in the first instance; provided, that the Loan Party, upon the request of the Lender or the Administrative Agent shall repay the amount paid over to the Loan Party (plus any penalties, interest (solely with respect to the time period during which the Loan Party actually held such funds, except to the extent that the refund was initially claimed at the written request of such Loan Party) or other charges imposed by the relevant Governmental Authority) to the Lender or the Administrative Agent in the event the Lender or the Administrative Agent is required to repay such refund to such Governmental Authority. In such event, such Lender or the Administrative Agent, as the case may be, shall, at the Borrower’s request, provide the Borrower with a copy of any notice of assessment or other evidence of the requirement to repay such refund received from the relevant Governmental Authority (provided, that such Lender or the Administrative Agent may delete any information therein that it deems confidential). A Lender or the Administrative Agent shall claim any refund that it determines is available to it, unless it concludes in its reasonable discretion that it would be adversely affected by making such a claim. No Lender nor the Administrative Agent shall be obliged to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to any Loan Party in connection with this Section 2.17(e) or any other provision of this Section 2.17.

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(f) If a payment made to any Lender or any Agent under this Agreement or any other Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender or such Agent were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender or such Agent shall deliver to the Borrower and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Borrower or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA, to determine whether such Lender has or has not complied with such Lender’s obligations under FATCA or to determine the amount, if any, to deduct and withhold from such payment. Solely for purposes of this Section 2.17(f), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.

(g) The agreements in this Section 2.17 shall survive the termination of this Agreement, the resignation or replacement of the Administrative Agent, any assignment of rights by or the replacement of a lender, and the payment, satisfaction, or discharge of the Loans and all other amounts payable under any Loan Document.

For purposes of this Section 2.17, the term “Requirements of Law” includes FATCA.

Section 2.18. Payments Generally; Pro Rata Treatment; Sharing of Set-offs.

(a) Unless otherwise specified, the Borrower shall make each payment required to be made by it hereunder (whether of principal, interest, fees or of amounts payable under Sections 2.15, 2.16 or 2.17, or otherwise) prior to 2:00 p.m., Local Time, on the date when due, in immediately available funds, without condition or deduction for any defense, recoupment, set-off or counterclaim. Any amounts received after such time on any date may, in the discretion of the Administrative Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. All such payments shall be made to the Administrative Agent to the applicable account designated to the Borrower by the Administrative Agent, except that payments pursuant to Sections 2.15, 2.16, 2.17 and 9.05 shall be made directly to the persons entitled thereto. The Administrative Agent shall distribute any such payments received by it for the account of any other person to the appropriate recipient promptly following receipt thereof. Except as otherwise expressly provided herein, if any payment hereunder shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day, and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension. All payments made under the Loan Documents shall be made in Dollars. Any payment required to be made by the Administrative Agent hereunder shall be deemed to have been made by the time required if the Administrative Agent shall, at or before such time, have taken the necessary steps to make such payment in accordance with the regulations or operating procedures of the clearing or settlement system used by the Administrative Agent to make such payment.

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(b) With respect to any ABR Loans and any Term SOFR Loans, the Administrative Agent shall not be obligated to distribute funds received by the Administrative Agent from the Borrower for any payment to any Lender on any Interest Payment Date or any other date of payment until such time as the Administrative Agent has been able to onboard such Lender into its loan system. The Administrative Agent agrees to use commercially reasonable efforts to onboard all Lenders into its loan system as promptly as practicable after the Closing Date and agrees to distribute any such amounts received by it from the Borrower in respect of any payments as promptly as practicable after a Lender has been so onboarded. Each Lender hereby acknowledges and agrees that such amounts received by the Administrative Agent may be distributed after an Interest Payment Date or any other date on which such payment is due in accordance with the foregoing, and hereby waives any claims against the Administrative Agent for any use of funds or delays related to such payments.

(c) If any Lender shall, by exercising any right of set-off or counterclaim or otherwise, obtain payment in respect of any principal of, or interest on, any of its Term Loans resulting in such Lender receiving payment of a greater proportion of the aggregate amount of its Term Loans and accrued interest thereon than the proportion received by any other Lender, then the Lender receiving such greater proportion shall purchase (for cash at face value) participations in the Term Loans of such Class of such other Lenders to the extent necessary so that the benefit of all such payments shall be shared by all such Lenders ratably in accordance with the principal amount of each such Lender’s respective Term Loans and accrued interest thereon; provided, that (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest and (ii) the provisions of this clause (c) shall not be construed to apply to any payment made by the Borrower pursuant to and in accordance with the express terms of this Agreement or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans to any assignee or participant. The Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against the Borrower rights of set-off and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of the Borrower in the amount of such participation.

(d) Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the relevant Lenders hereunder that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may (without obligation), in reliance upon such assumption, distribute to the relevant Lenders the amount due. In such event, if the Borrower has not in fact made such payment, then each of the relevant Lenders severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation.

(e) Subject to Section 2.24, if any Lender shall fail to make any payment required to be made by it pursuant to Section 2.18(d), then the Administrative Agent may, in its discretion (notwithstanding any contrary provision hereof), (i) apply any amounts thereafter received by the Administrative Agent for the account of such Lender to satisfy such Lender’s obligations under such Sections until all such unsatisfied obligations are fully paid and/or (ii) hold any such amounts in a segregated account as cash collateral for, and application to, any future funding obligations of such Lender under any such Section 2.18; in the case of each of clauses (i) and (ii) above, in any order as determined by the Administrative Agent in its discretion.

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Section 2.19. Mitigation Obligations; Replacement of Lenders.

(a) If any Lender requests compensation under Section 2.15, or if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.17 or mitigate the applicability of Section 2.20 or any event that gives rise to the operation of Section 2.20, then such Lender shall use reasonable efforts to designate a different Lending Office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or Affiliates, if, in the reasonable judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 2.15 or 2.17, as applicable, in the future and (ii) would not subject such Lender to any material unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender in any material respect. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.

(b) If (i) any Lender requests compensation under Section 2.15 (in excess of that being charged by other Lenders under the applicable Facility) or gives notice under Section 2.20, (ii) the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.17 or (iii) any Lender is a Defaulting Lender, then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require any such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 9.04), all its interests, rights and obligations under the Loan Documents to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided, that

(A) [reserved].

(B) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts),

(C) in the case of any such assignment resulting from a claim for compensation under Section 2.15, payments required to be made pursuant to Section 2.17 or a notice given under Section 2.20, such assignment will result in a reduction in such compensation or payments and

(D) such assignment does not conflict with any applicable Requirement of Law.

A Lender shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply. Nothing in this Section 2.19 shall be deemed to prejudice any rights that the Borrower may have against any Lender that is a Defaulting Lender. No action by or consent of the removed Lender shall be necessary in connection with such assignment, which shall be immediately and automatically effective upon payment of such purchase price. In connection with any such assignment the Borrower, such removed Lender and the replacement Lender shall otherwise comply with Section 9.04; provided that if such removed Lender does not comply with Section 9.04 within one Business Day after the Borrower’s request, compliance with Section 9.04 (but only on the part of the removed Lender) shall not be required to effect such assignment.

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(c) If any Lender (such Lender, a “Non-Consenting Lender”) has failed to consent to a proposed amendment, waiver or consent which pursuant to the terms of Section 9.08 requires the consent of all Lenders or all of the Lenders adversely affected and with respect to which the Required Lenders shall have granted their consent, then the Borrower shall have the right (unless such Non-Consenting Lender grants such consent) at its sole expense (including with respect to the processing and recordation fee referred to in Section 9.04(b)(ii)(C)) to replace such Non-Consenting Lender by requiring such Non-Consenting Lender to (and any such Non-Consenting Lender agrees that it shall, upon the Borrower’s request) assign its Loans and its Commitments (or, at the Borrower’s option, the Loans and Commitments under the Facility that is the subject of the proposed amendment, waiver or consent) hereunder to one or more assignees; provided, that:

(i) all Loan Obligations of the Borrower owing to such Non-Consenting Lender being replaced in respect of the assigned interest shall be paid in full in same day funds to such Non-Consenting Lender concurrently with such assignment,

(ii) the replacement Lender shall purchase the foregoing by paying to such Non-Consenting Lender a price equal to the principal amount thereof plus accrued and unpaid interest thereon and the Borrower shall pay any amount required by Section 2.16, if applicable, and

(iii) the replacement Lender shall grant its consent with respect to the applicable proposed amendment, waiver or consent.

No action by or consent of the Non-Consenting Lender shall be necessary in connection with such assignment, which shall be immediately and automatically effective upon payment of such purchase price. In connection with any such assignment the Borrower, such Non-Consenting Lender and the replacement Lender shall otherwise comply with Section 9.04; provided, that if such Non-Consenting Lender does not comply with Section 9.04 within one Business Day after the Borrower’s request, compliance with Section 9.04 (but only on the part of the Non-Consenting Lender) shall not be required to effect such assignment.

Section 2.20. Illegality. If any Lender reasonably determines that any Change in Law has made it unlawful, or that any Governmental Authority has asserted after the Closing Date that it is unlawful, for any Lender or its applicable lending office to make, maintain or fund any Term SOFR Loans, or to determine or charge interest rates based upon Term SOFR, then, on notice thereof by such Lender to the Borrower through the Administrative Agent, (a) any obligations of such Lender to make or continue Term SOFR Loans or to convert ABR Borrowings to Term SOFR Borrowings shall be suspended and (b) if such notice asserts the illegality of such Lender making or maintaining ABR Loans the interest rate on which is determined by reference to the Term SOFR component of the ABR, the interest rate on which ABR Loans of such Lender shall be determined by the Administrative Agent without reference to the Term SOFR component of the ABR, in each case until such Lender notifies the Administrative Agent and the Borrower that the circumstances giving rise to such determination no longer exist. Upon receipt of such notice, (x) the Borrower shall upon demand from such Lender (with a copy to the Administrative Agent), convert all Term SOFR Borrowings of such Lender to ABR Borrowings (the interest rate on such ABR Loans of such Lender shall be determined by the Administrative Agent without reference to the Term SOFR component of the ABR), either on the last day of the Interest Period therefor, if the Administrative

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Agent is advised in writing by such Lender that it may lawfully continue to maintain such Term SOFR Borrowings to such day, or immediately, if the Administrative Agent is advised in writing by such Lender that it may not lawfully continue to maintain such Loans and (y) if such notice asserts the illegality of such Lender determining or charging interest rates based upon Term SOFR, the Administrative Agent shall during the period of such suspension compute the ABR applicable to such Lender without reference to the Term SOFR component thereof until the Administrative Agent is advised in writing by such Lender that it is no longer illegal for such Lender to determine or charge interest rates based upon Term SOFR. Upon any such prepayment or conversion, the Borrower shall also pay accrued interest on the amount so prepaid or converted.

Section 2.21. Incremental Commitments.

(a) After the Closing Date has occurred, the Borrower may, following written notice to the Administrative Agent, incur (1) Incremental Term Loan Commitments and/or (2) Incremental Revolving Facility Commitments in an aggregate amount not to exceed the Incremental Amount available at the time such Incremental Term Loan Commitments or Incremental Revolving Facility Commitments are established (except as set forth in clause (iii) of the third paragraph under Section 6.01) (which amount shall be calculated assuming that such Incremental Term Loan Commitments or Incremental Revolving Facility Commitments being established are fully drawn) from one or more Incremental Term Lenders and/or Incremental Revolving Facility Lenders (which, in each case, may include any existing Lender, but shall be required to be persons which would qualify as assignees of a Lender in accordance with Section 9.04) willing to provide such Incremental Term Loans and/or Incremental Revolving Facility Commitments, as the case may be, in their sole discretion. Prior to the incurrence of such Incremental Term Loan Commitments and/or Incremental Revolving Facility Commitments, as applicable, the Borrower shall provide notice to the Administrative Agent, which notice shall set forth:

(i) the amount of the Incremental Term Loan Commitments and/or Incremental Revolving Facility Commitments obtained,

(ii) the date on which such Incremental Term Loan Commitments and/or Incremental Revolving Facility Commitments are to become effective, and

(iii) in the case of Incremental Term Loan Commitments, whether such Incremental Term Loan Commitments, subject to Section 2.21(d), are to be (x) commitments to make additional term loans with terms identical to (and which shall together with any then outstanding Term B-5 Loans, form a single Class of) Term B-5 Loans or (y) commitments to make term loans with pricing, maturity, amortization, participation in mandatory prepayments and/or other terms different from the Term B-5 Loans (this clause (y), “Other Incremental Term Loans”).

(b) The Borrower and each Incremental Term Lender and/or each Incremental Revolving Facility Lender shall execute and deliver to the Administrative Agent and the Collateral Agent an Incremental Assumption Agreement (and the Administrative Agent and the Collateral Agent shall, at the direction of the Borrower, enter into any applicable Intercreditor Agreement in accordance with Section 8.11(b)) and such other documentation as the Term Lenders shall reasonably request to evidence the Incremental Term Loan Commitment of such Incremental Term Lender and/or the Incremental Revolving Facility Commitment of such Incremental Revolving Facility Lender; provided that any such documentation shall not be a condition to the effectiveness of such Incremental Assumption Agreement. Each Incremental Assumption Agreement shall specify the terms of the applicable Incremental Term Loans and/or Incremental Revolving Facility Commitment; provided that:

(i) in the case of any Incremental Term Loan Commitments pursuant to clause (a)(iii)(x) above only, any commitments to make additional Term B-5 Loans shall have the same terms as the Term B-5 Loans and shall form part of the same Class as the Term B-5 Loans,

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(ii) the Other Incremental Term Loans and/or Incremental Revolving Facility Commitments incurred pursuant to this Section 2.21 shall rank equally and ratably in right of security and payment with the Term B Loans,

(iii) with respect to any Other Incremental Term Loans, (x) the final maturity date of any such Other Incremental Term Loans shall be no earlier than the Latest Maturity Date in effect at the date of incurrence of such Other Incremental Term Loans, (y) subject to clause (i) above, except as to pricing, amortization, final maturity date and participation in mandatory prepayments (which shall, subject to the other clauses of this proviso, be determined by the Borrower and the Incremental Term Lenders in their sole discretion), such Other Incremental Term Loans shall have terms that (as determined by the Borrower in good faith) are no more restrictive, taken as a whole, to the Borrower and the Subsidiaries, than the Term B Loans, and (z) the Weighted Average Life to Maturity of any such Other Incremental Term Loans shall be no shorter than the remaining Weighted Average Life to Maturity of the Term B-5 Loans,

(iv) [reserved],

(v) with respect to any Other Incremental Term Loans, the interest rate, fees, OID and other economic terms applicable to Other Incremental Term Loans will be as determined by the Borrower and the Incremental Term Lenders providing such Other Incremental Term Loans and such terms shall be set forth in the applicable Incremental Assumption Agreement,

(vi) such Other Incremental Term Loans may require participation on a pro rata basis or a less than pro rata basis (but not a greater than pro rata basis) with the Term B Loans in any mandatory prepayment hereunder,

(vii) there shall be no borrower (other than a Loan Party) or guarantor (other than the Loan Parties and/or the Parent Guarantor) in respect of any Incremental Term Loans or Incremental Revolving Facility Commitments,

(viii) Other Incremental Term Loans and Incremental Revolving Facility Commitments shall not be secured by any asset other than the Collateral (other than (1) customary cash collateral in favor of an agent, letter of credit issuer or similar “fronting” lender, (2) Liens on property or assets applicable only to periods after the Latest Maturity Date at the time such Other Incremental Term Loans and/or Incremental Revolving Facility Commitments are incurred and (3) any Liens on property or assets to the extent that a Lien on such property or asset is also added for the benefit of all Lenders for so long as such Liens secure such Other Incremental Term Loans and/or Incremental Revolving Facility Commitments), and

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(ix) the terms of any Incremental Revolving Facility (including the interest rate, fees, OID, conditions to borrowing, any financial covenant (it being understood that any such financial covenant may be included solely for the benefit of the Incremental Revolving Facility Lenders and not for the benefit of any Term Lenders), events of default and other terms applicable to any Incremental Revolving Facility) will be as determined by the Borrower and the applicable Incremental Revolving Facility Lenders providing such Incremental Revolving Loans and such terms shall be set forth in the applicable Incremental Assumption Agreement.

Each party hereto hereby agrees that, upon the effectiveness of any Incremental Assumption Agreement, this Agreement shall be amended to the extent necessary to reflect the existence and terms of the Incremental Term Loan Commitments and/or the Incremental Revolving Facility Commitments and the related Loans evidenced thereby as provided for in Section 9.08(e); provided that, notwithstanding anything to the contrary in this Agreement (including Section 9.08(b)), clause (b) of the definition of “Incremental Amount,” the definitions of “Required Lenders” and “Majority Lenders,” Section 2.18, Section 2.22, Section 2.23, Section 2.24 (and any other customary provisions with respect to Defaulting Lenders), Section 6.01(v), Section 7.03, Section 9.04, Section 9.08 or any other provision of this Agreement as may be determined by the Borrower and the Incremental Lenders (including any provision where necessary or appropriate to reference the Incremental Revolving Facility Commitments, the Incremental Revolving Loans and/or the Incremental Revolving Facility Lenders, including adding letter of credit provisions and/or swing line provisions in connection with any such Incremental Revolving Facility on terms reasonably satisfactory to the Borrower and the Incremental Lenders) may be amended, modified or waived solely with the consent of the Incremental Lenders and shall not require the consent of any other Lender; provided, further, that no such amendment, modification or waiver shall adversely affect the rights of any Term Lender in its capacity as such or modify any provision that applies to all Lenders generally except (x) to the extent such modification is to incorporate an Incremental Revolving Facility on a pro rata or less than pro rata basis (it being understood that the inclusion of a financial covenant in connection with any Incremental Revolving Facility solely for the benefit of the Incremental Revolving Facility Lenders, and not for the benefit of any Term Lenders, shall not be deemed to adversely affect the rights of any Term Lender in its capacity as such) or (y) is for the benefit of all Lenders. The Administrative Agent and the Collateral Agent shall execute, and shall have no liability for executing, upon request by the Borrower (which request shall be deemed certification that all conditions precedent to the execution of any requested amendment and of any Incremental Assumption Agreement have been satisfied and such execution is authorized and permitted under the Loan Documents) any amendment to this Agreement or any other Loan Document to effect the provisions of this Section 2.21 and any such collateral and other documentation shall be deemed “Loan Documents” hereunder and furnished to the other parties hereto.

(c) Notwithstanding the foregoing, no Incremental Term Loan Commitment or Incremental Revolving Facility Commitment shall become effective under this Section 2.21 unless:

(i) no Event of Default under Section 7.01(b), (c), (h) or (i) shall have occurred and be continuing;

(ii) the representations and warranties of Holdings and the Borrower set forth in this Agreement shall be true and correct in all material respects (other than to the extent qualified by materiality or “Material Adverse Effect,” in which case, such representations and warranties shall be true and correct); provided that in the event that the tranche of Incremental Term Loans is used to finance a Limited Condition Transaction and to the

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extent the Incremental Term Lenders participating in such tranche of Incremental Term Loans agree, the foregoing clause (ii) shall be limited to the Specified Representations (with the representation in Section 3.18 made on the date of funding of such Incremental Term Loans and after giving effect to such Limited Condition Transaction and other transactions on such date in connection therewith) and those representations of the seller or the target company (as applicable) included in the acquisition agreement related to the person or business to be acquired that are material to the interests of the Lenders and only to the extent that the Borrower or an applicable Subsidiary has the right to terminate its obligations under such acquisition agreement as a result of a failure of such representations to be accurate; provided, further, that in the discretion of the Borrower, the Incremental Term Lenders and/or the Incremental Revolving Facility Lenders, as applicable, such representations shall be only for the benefit of such Incremental Term Lenders and/or such Incremental Revolving Facility Lenders and the Incremental Term Lenders and/or the Incremental Revolving Facility Lenders, as applicable, may elect to agree to not require any such representations be made in their discretion; and

(iii) the Administrative Agent, the Incremental Term Lenders and/or the Incremental Revolving Facility Lenders, as applicable, shall have received documents and legal opinions consistent with those delivered on the Closing Date as to such matters as are reasonably requested by the Incremental Term Lenders and/or the Incremental Revolving Facility Lenders, as applicable; provided that any such documentation shall not be a condition to the effectiveness of such Incremental Assumption Agreement.

The Administrative Agent shall promptly notify each Lender as to the effectiveness of each Incremental Assumption Agreement.

(d) Each of the parties hereto hereby agrees that the Administrative Agent may take any and all action as may be reasonably necessary to ensure that (i) all Incremental Term Loans (other than Other Incremental Term Loans), when originally made, are included in each Borrowing of the outstanding applicable Class of Term Loans on a pro rata basis and (ii) all Incremental Revolving Facility Commitments, when originally made, are included in each Borrowing of the outstanding applicable Class of revolving loans, letters of credit or other revolving obligations on a pro rata basis. The Borrower agrees that Section 2.16 shall apply to any conversion of Term SOFR Loans to ABR Loans to effect the foregoing.

(e) Notwithstanding anything to the contrary in this Agreement, any issuance of Qualified Joining Lender Term B Loans or Incremental Term Loans shall be treated as a separate Class of Term B Loans (and shall have a separate CUSIP from any existing Class of Term B Loans) to the extent such Qualified Joining Lender Term B Loans or Incremental Term Loans are incurred as Term B Loans and are not fungible with any existing Class of Term B Loans for U.S. federal income tax purposes.

Section 2.22. Extensions of Loans and Commitments.

(a) Notwithstanding anything to the contrary in this Agreement, including Section 2.18(c) (which provisions shall not be applicable to this Section 2.22), pursuant to one or more offers made from time to time by the Borrower to all Lenders of any Class of Term Loans on a pro rata basis (based, in the case of an offer to the Lenders under any Class of Term Loans, on the aggregate outstanding Term Loans of such Class ), and on the same terms to each such Lender (“Pro Rata Extension Offers”), the Borrower is hereby permitted to consummate transactions with individual Lenders that agree to such transactions from time to time to extend the maturity

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date of such Lender’s Loans of such Class and to otherwise modify the terms of such Lender’s Loans of such Class pursuant to the terms of the relevant Pro Rata Extension Offer (including, without limitation, increasing the interest rate or fees payable in respect of such Lender’s Loans and/or modifying the amortization schedule in respect of such Lender’s Loans). For the avoidance of doubt, the reference to “on the same terms” in the preceding sentence shall mean, in the case of an offer to the Lenders under any Class of Term Loans, that all of the Term Loans of such Class are offered to be extended for the same amount of time and that the interest rate changes and fees payable with respect to such extension are the same. Any such extension (an “Extension”) agreed to between the Borrower and any such Lender (an “Extending Lender”) will be established under this Agreement by implementing an Other Term Loan for such Lender if such Lender is extending an existing Term Loan (such extended Term Loan, an “Extended Term Loan”). Each Pro Rata Extension Offer shall specify the date on which the Borrower proposes that the Extended Term Loan shall be made, which shall be a date not earlier than five (5) Business Days after the date on which notice is delivered to the Administrative Agent (or such shorter period agreed to by the Administrative Agent in its reasonable discretion).

(b) The Borrower and each Extending Lender shall execute and deliver to the Administrative Agent an amendment to this Agreement (an “Extension Amendment”) and such other documentation as the Administrative Agent or the Extending Lenders shall reasonably specify to evidence the Extended Term Loans of such Extending Lender. Each Extension Amendment shall specify the terms of the applicable Extended Term Loans; provided, that:

(i) except as to interest rates, fees and any other pricing terms, and amortization, final maturity date and participation in prepayments and commitment reductions (which shall, subject to clauses (ii), (iii) and (v) of this proviso, be determined by the Borrower and set forth in the Pro Rata Extension Offer), the Extended Term Loans shall have the same terms as the existing Class of Term Loans from which they are extended except for any terms which shall not apply until after the then Latest Maturity Date,

(ii) the final maturity date of any Extended Term Loans shall be no earlier than the Term Facility Maturity Date of the Class of Term Loans subject to such Pro Rata Extension Offer,

(iii) the Weighted Average Life to Maturity of any Extended Term Loans shall be no shorter than the remaining Weighted Average Life to Maturity of the Class of Term Loans to which such offer relates,

(iv) [reserved], and

(v) any Extended Term Loans may require participation on a pro rata basis or a less than pro rata basis (but not a greater than pro rata basis) than the Term B Loans in any mandatory prepayment hereunder.

Upon the effectiveness of any Extension Amendment, this Agreement shall be amended to the extent (but only to the extent) necessary to reflect the existence and terms of the Extended Term Loans evidenced thereby as provided for in Section 9.08(e). The Administrative Agent and the Collateral Agent shall execute, and shall have no liability for executing, upon request by the Borrower (which request shall be deemed certification that all conditions precedent to the execution of any requested amendment and of any Extension Amendment have been satisfied and such execution is authorized and permitted under the Loan Documents) any amendment to this Agreement or any other Loan Document to effect the provisions of this Section 2.22.

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(c) Upon the effectiveness of any such Extension, the applicable Extending Lender’s Term Loan will be automatically designated an Extended Term Loan. For purposes of this Agreement and the other Loan Documents, if such Extending Lender is extending a Term Loan, such Extending Lender will be deemed to have an Other Term Loan having the terms of such Extended Term Loan.

(d) Notwithstanding anything to the contrary set forth in this Agreement or any other Loan Document (including, without limitation, this Section 2.22),

(i) no Extended Term Loan is required to be in any minimum amount or any minimum increment,

(ii) any Extending Lender may extend all or any portion of its Term Loans pursuant to one or more Pro Rata Extension Offers (subject to applicable proration in the case of over participation) (including the extension of any Extended Term Loan),

(iii) there shall be no condition to any Extension of any Loan at any time or from time to time other than notice to the Administrative Agent of such Extension and the terms of the Extended Term Loan implemented thereby and those conditions set forth in clause (a) and (b) above,

(iv) all Extended Term Loans and all obligations in respect thereof shall be Loan Obligations of the relevant Loan Parties under this Agreement and the other Loan Documents that rank equally and ratably in right of security with all other Obligations of the Class being extended (and all other Obligations secured by Other First Liens),

(v) Extended Term Loans shall not be secured by any asset other than the Collateral, and

(vi) there shall be no borrower (other than a Loan Party) and no guarantors (other than the Loan Parties and/or the Parent Guarantor) in respect of any such Extended Term Loans.

(e) Each Extension shall be consummated pursuant to procedures set forth in the associated Pro Rata Extension Offer; provided, that the Borrower shall cooperate with the Administrative Agent prior to making any Pro Rata Extension Offer to establish reasonable procedures with respect to mechanical provisions relating to such Extension, including, without limitation, timing, rounding and other adjustments.

Section 2.23. Refinancing Amendments.

(a) Notwithstanding anything to the contrary in this Agreement, including Section 2.18(c) (which provisions shall not be applicable to this Section 2.23), the Borrower may by written notice to the Administrative Agent at any time after the Closing Date establish one or more additional tranches of term loans under this Agreement (such loans, “Refinancing Term Loans”), all Net Proceeds of which are used to Refinance in whole or in part any Class of Term Loans pursuant to Section 2.11(b)(ii). Each such notice shall specify the date (each, a “Refinancing Effective Date”) on which the Borrower proposes that the Refinancing Term Loans shall be made, which shall be a date not earlier than five (5) Business Days after the date on which such notice is delivered to the Administrative Agent (or such shorter period agreed to by the Administrative Agent in its sole discretion); provided that:

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(i) after giving effect to the borrowing of such Refinancing Term Loans on the Refinancing Effective Date, no Event of Default under Section 7.01(b), (c), (h) or (i) shall have occurred and be continuing and the representations and warranties of the Borrower and each other Loan Party contained in Article III or any other Loan Document shall be true and correct in all material respects on and as of the date of such Credit Event; provided, that, to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date; provided, further, that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates;

(ii) the final maturity date of the Refinancing Term Loans shall be no earlier than the earlier of (x) the final maturity date of the refinanced Indebtedness and (y) the 91st day following the Latest Maturity Date in effect at the time of incurrence thereof;

(iii) the Weighted Average Life to Maturity of such Refinancing Term Loans shall be no shorter than the lesser of (x) the then-remaining Weighted Average Life to Maturity of the refinanced Indebtedness and (y) 91 days after the Weighted Average Life to Maturity of the Class of Term Loans then outstanding with the greatest remaining Weighted Average Life to Maturity;

(iv) the aggregate principal amount of the Refinancing Term Loans shall not exceed the outstanding principal amount of the refinanced Indebtedness plus amounts used to pay fees, premiums, costs and expenses (including original issue discount) and accrued interest associated therewith;

(v) all other terms applicable to such Refinancing Term Loans (other than provisions relating to original issue discount, upfront fees, interest rates and any other pricing terms, which shall be as agreed between the Borrower and the Lenders providing such Refinancing Term Loans) shall be substantially similar to, or (x) no more restrictive, taken as a whole, to the Borrower and the Subsidiaries than the terms applicable to the Term B Loans or, if applicable, the Term Loans being refinanced (taken as a whole) or (y) customary or market terms (taken as a whole) for the type of Indebtedness incurred, in light of then-applicable market conditions (in the case of each of clauses (x) and (y), as determined in good faith by the Borrower) (except, in each case, to the extent such covenants and other terms apply solely to any period after the Latest Maturity Date);

(vi) there shall be no borrower (other than a Loan Party) and no guarantors (other than the Loan Parties and/or the Parent Guarantor) in respect of such Refinancing Term Loans (except (1) for guarantees by other persons that are applicable only to periods after the Latest Maturity Date at the time such Refinancing Term Loans are incurred, (2) any such person guaranteeing such Refinancing Term Loans that also guarantees the Loans for so long as such person guarantees such Refinancing Term Loans and (3) the Parent Guarantor);

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(vii) Refinancing Term Loans shall not be secured by any asset other than the Collateral (except (1) customary cash collateral in favor of an agent, letter of credit issuer or similar “fronting” lender, (2) Liens on property or assets applicable only to periods after the Latest Maturity Date at the time such Refinancing Term Loans are incurred and (3) any Liens on property or assets to the extent that a Lien on such property or asset is also added for the benefit of all Lenders for so long as such Liens secure such Refinancing Term Loans);

(viii) Refinancing Term Loans may participate on a pro rata basis or on a less than pro rata basis (but not on a greater than pro rata basis) in any mandatory prepayments (other than as provided otherwise in the case of such prepayments pursuant to Section 2.11(b)(ii)) hereunder, as specified in the applicable Refinancing Amendment; and

(ix) if the applicable Term Loans being refinanced by the Refinancing Term Loans were subordinated to any Obligations, such Refinancing Term Loans shall be subordinated to such Obligations on terms in the aggregate not materially less favorable to the Lenders as those contained in the documentation governing the Term Loans being refinanced (as determined by the Borrower in good faith), and if any of the Guarantees with respect to the Term Loans being replaced by such Refinancing Term Loans were subordinated to any Obligations, the Guarantees of the Refinancing Term Loans shall be subordinated to the Obligations on terms in the aggregate not materially less favorable to the Lenders as those contained in the documentation governing the Term Loans being refinanced (as determined by the Borrower in good faith).

(b) The Borrower may approach any Lender or any other person that would be a permitted Assignee pursuant to Section 9.04 to provide all or a portion of the Refinancing Term Loans; provided, that any Lender offered or approached to provide all or a portion of the Refinancing Term Loans may elect or decline, in its sole discretion, to provide a Refinancing Term Loan. Any Refinancing Term Loans made on any Refinancing Effective Date shall be designated an additional Class of Term Loans for all purposes of this Agreement; provided, further, that any Refinancing Term Loans may, to the extent provided in the applicable Refinancing Amendment governing such Refinancing Term Loans, be designated as an increase in any previously established Class of Term Loans made to the Borrower.

(c) [Reserved].

(d) [Reserved].

(e) The Borrower and each Lender providing the applicable Refinancing Term Loans shall execute and deliver to the Administrative Agent an amendment to this Agreement (a “Refinancing Amendment”) and such other documentation as the Administrative Agent or the Lenders providing the Refinancing Term Loans shall reasonably specify to evidence such Refinancing Term Loans. For purposes of this Agreement and the other Loan Documents, if a Lender is providing a Refinancing Term Loan, such Lender will be deemed to have an Other Term Loan having the terms of such Refinancing Term Loan. Notwithstanding anything to the contrary set forth in this Agreement or any other Loan Document (including without limitation this Section 2.23), (i) no Refinancing Term Loan is required to be in any minimum amount or any minimum increment, (ii) this Agreement shall impose no condition to any incurrence of any Refinancing Term Loan at any time or from time to time other than those set forth in clause (a) above, as applicable, and (iii) all Refinancing Term Loans and all obligations in respect thereof shall be Loan Obligations under this Agreement and the other Loan Documents that rank equally and ratably in right of security and payment with the Term B Loans and other Loan Obligations.

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Section 2.24. Defaulting Lenders.

(a) Defaulting Lender Adjustments. Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as such Lender is no longer a Defaulting Lender, to the extent permitted by applicable law:

(i) Waivers and Amendments. Such Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in the definitions of “Majority Lenders” or “Required Lenders,” as applicable, and Section 9.08.

(ii) Defaulting Lender Waterfall. Any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of such Defaulting Lender (whether voluntary or mandatory, at maturity, following an Event of Default or otherwise) or received by the Administrative Agent from a Defaulting Lender pursuant to Section 9.06 shall be applied at such time or times as may be determined by the Administrative Agent as follows:

(A) first, to the payment of any amounts owing by such Defaulting Lender to the Administrative Agent and the Collateral Agent hereunder,

(B) second, [reserved],

(C) third, [reserved],

(D) fourth, as the Borrower may request (so long as no Default or Event of Default exists), to the funding of any Loan in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Borrower,

(E) fifth, if so determined by the Borrower, to be held in a deposit account and released pro rata in order to satisfy such Defaulting Lender’s potential future funding obligations with respect to Loans under this Agreement,

(F) sixth, to the payment of any amounts owing to the Lenders as a result of any judgment of a court of competent jurisdiction obtained by any Lender against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement,

(G) seventh, so long as no Default or Event of Default exists, to the payment of any amounts owing to the Borrower as a result of any judgment of a court of competent jurisdiction obtained by the Borrower against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement and

(H) eighth, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction. Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender pursuant to this Section 2.24 shall be deemed paid to and redirected by such Defaulting Lender, and each Lender irrevocably consents to such redirection.

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Section 2.25. Loan Repurchases.

(a) Subject to the terms and conditions set forth or referred to below, the Borrower may from time to time, at its discretion (and without, for the avoidance of doubt, limiting any of its other rights hereunder to otherwise acquire Term Loans), conduct modified Dutch auctions in order to purchase Term Loans of one or more Classes (as determined by the Borrower) (each, a “Purchase Offer”), each such Purchase Offer to be managed exclusively by a financial institution chosen by the Borrower (which financial institution may be the entity serving as the Administrative Agent, it being understood that the Administrative Agent shall not be required to act as Auction Manager unless it, in its sole and absolute discretion, agrees to act pursuant to a separate written agreement) (in such capacity, the “Auction Manager”), so long as the following conditions are satisfied:

(i) each Purchase Offer shall be conducted in accordance with the procedures, terms and conditions set forth in this Section 2.25 and the Auction Procedures or as are otherwise reasonably acceptable to the Borrower (in consultation with the Auction Manager);

(ii) no Event of Default under Section 7.01(b), (c), (h) or (i) shall have occurred and be continuing on the date of the delivery of each notice of an auction and at the time of (and immediately after giving effect to) the purchase of any Term Loans in connection with any Purchase Offer;

(iii) the principal amount (calculated on the face amount thereof) of each and all Classes of Term Loans that the Borrower offers to purchase in any such Purchase Offer shall be no less than $5,000,000 (across all such Classes);

(iv) the principal amount of all Term Loans of the applicable Class or Classes so purchased by the Borrower shall automatically be cancelled and retired by the Borrower on the settlement date of the relevant purchase (and may not be resold) (without any increase to EBITDA as a result of any gains associated with cancellation of debt), and in no event shall the Borrower be entitled to any vote hereunder in connection with such Term Loans;

(v) no more than one Purchase Offer with respect to any Class may be ongoing at any one time;

(vi) the Borrower represents and warrants that no Loan Party shall have any material non-public information with respect to the Loan Parties or their Subsidiaries, or with respect to the Loans or the securities of any such person, that (A) has not been previously disclosed in writing to the Administrative Agent and the Lenders (other than because such Lender does not wish to receive such material non-public information) prior to such time and (B) could reasonably be expected to have a material effect upon, or otherwise be material to, a Lender’s decision to participate in the Purchase Offer;

(vii) at the time of each purchase of Term Loans through a Purchase Offer, the Borrower shall have delivered to the Auction Manager an officer’s certificate of a Responsible Officer certifying as to compliance with the preceding clause (vi);

(viii) any Purchase Offer with respect to any Class shall be offered to all Term Lenders holding Term Loans of such Class on a pro rata basis; and

(ix) no purchase of any Term Loans shall be made from the proceeds of any revolving loans.

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(b) The Borrower must terminate any Purchase Offer if it fails to satisfy one or more of the conditions set forth above which are required to be met at the time which otherwise would have been the time of purchase of Term Loans pursuant to such Purchase Offer. If the Borrower commences any Purchase Offer (and all relevant requirements set forth above which are required to be satisfied at the time of the commencement of such Purchase Offer have in fact been satisfied), and if at such time of commencement the Borrower reasonably believes that all required conditions set forth above which are required to be satisfied at the time of the consummation of such Purchase Offer will be satisfied, then the Borrower shall have no liability to any Term Lender for any termination of such Purchase Offer as a result of its failure to satisfy one or more of the conditions set forth above which are required to be met at the time which otherwise would have been the time of consummation of such Purchase Offer, and any such failure shall not result in any Default or Event of Default hereunder. With respect to all purchases of Term Loans of any Class or Classes made by the Borrower pursuant to this Section 2.25, (x) the Borrower shall pay on the settlement date of each such purchase all accrued and unpaid interest (except to the extent otherwise set forth in the relevant offering documents), if any, on the purchased Term Loans of the applicable Class or Classes up to the settlement date of such purchase and (y) such purchases (and the payments made by the Borrower and the cancellation of the purchased Loans, in each case in connection therewith) shall not constitute voluntary or mandatory payments or prepayments for purposes of Section 2.11 hereof.

(c) The Administrative Agent and the Lenders hereby consent to the Purchase Offers and the other transactions effected pursuant to and in accordance with the terms of this Section 2.25; provided, that notwithstanding anything to the contrary contained herein, no Lender shall have an obligation to participate in any such Purchase Offer. For the avoidance of doubt, it is understood and agreed that the provisions of Sections 2.16, 2.18 and 9.04 will not apply to the purchases of Term Loans pursuant to Purchase Offers made pursuant to and in accordance with the provisions of this Section 2.25. The Auction Manager acting in its capacity as such hereunder shall be entitled to the benefits of the provisions of Article VIII and Section 9.05 to the same extent as if each reference therein to the “Agents” were a reference to the Auction Manager, and the Administrative Agent shall cooperate with the Auction Manager as reasonably requested by the Auction Manager in order to enable it to perform its responsibilities and duties in connection with each Purchase Offer. Upon the consummation of the Purchase Offers, the Administrative Agent shall update the Register as directed by the Borrower to reflect the sale of any Term Loans by a Lender to the Borrower and, if applicable, the cancellation of such Loans by the Borrower.

(d) This Section 2.25 shall supersede any provisions in Section 2.18 or 9.06 to the contrary.

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ARTICLE III

REPRESENTATIONS AND WARRANTIES

On the Closing Date and the date of each subsequent Credit Event, Holdings (where applicable) and the Borrower represent and warrant to the Lenders and the Agents that:

Section 3.01. Organization; Powers. Holdings, the Borrower and each of the Subsidiaries which is a Loan Party or a Significant Subsidiary (a) is a partnership, limited liability company, corporation or other entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization (to the extent that each such concept exists in such jurisdiction), (b) has all requisite power and authority to own its property and assets and to carry on its business as now conducted, (c) is qualified to do business in each jurisdiction where such qualification is required, except in the case of clause (a) (other than with respect to the Borrower and Holdings), clause (b) (other than with respect to the Borrower) and clause (c), where the failure so to be or have, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect, and (d) has the power and authority to execute, deliver and perform its obligations under each of the Loan Documents and each other agreement or instrument contemplated thereby to which it is or will be a party and, in the case of the Borrower, to borrow and otherwise obtain credit hereunder.

Section 3.02. Authorization. The execution, delivery and performance by each Loan Party of each of the Loan Documents to which it is a party and (with respect to the Borrower) the borrowings and other extensions of credit hereunder (a) have been duly authorized by all corporate, stockholder, partnership, limited liability company or other organizational action required to be obtained by such Loan Party and (b) will not (i) violate (A) any provision of law, statute, rule or regulation applicable to such Loan Party, (B) the Organization Documents of such Loan Party, (C) any applicable order of any court or any law, rule, regulation or order of any Governmental Authority applicable to such Loan Party or (D) any provision of any indenture, certificate of designation for preferred stock, agreement or other instrument to which such Loan Party is a party or by which any of them or any of their property is or may be bound, (ii) result in a breach of or constitute (alone or with due notice or lapse of time or both) a default under, give rise to a right of or result in any cancellation or acceleration of any right or obligation (including any payment) under any such indenture, certificate of designation for preferred stock, agreement or other instrument, where any such conflict, violation, breach or default referred to in clause (i) or (ii) of this Section 3.02(b), would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, or (iii) result in the creation or imposition of any Lien upon or with respect to any property or assets now owned or hereafter acquired by the Loan Parties, other than the Liens created by the Loan Documents and Permitted Liens.

Section 3.03. Enforceability. This Agreement has been duly executed and delivered by the Borrower and Holdings and constitutes, and each other Loan Document when executed and delivered by the Borrower and each other Loan Party that is party thereto will constitute, a legal, valid and binding obligation of such Loan Party enforceable against the Borrower and each such other Loan Party in accordance with its terms, subject to (a) the effects of bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance or other similar laws affecting creditors’ rights generally, (b) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), (c) implied covenants of good faith and fair dealing, and (d) the need for filings and registrations necessary to perfect the Liens on the Collateral granted by the Loan Parties in favor of the Collateral Agent.

Section 3.04. Governmental Approvals. No action, consent or approval of, registration or filing with or any other action by any Governmental Authority is or will be required for the execution, delivery or performance of each Loan Document to which the Borrower or any Guarantor is a party, except for (a) the filing of Uniform Commercial Code financing statements, (b) filings with the United States Patent and Trademark Office and the United States Copyright Office and comparable offices in foreign jurisdictions and equivalent filings in foreign jurisdictions, (c) recordation of the Mortgages, (d) such as have been made or obtained and are in full force and effect, (e) such actions, consents and approvals the failure of which to be obtained or made would not reasonably be expected to have a Material Adverse Effect and (f) filings or other actions listed on Schedule 3.04 and any other filings or registrations required to perfect Liens created by the Security Documents.

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Section 3.05. Financial Statements. Subject to the last paragraph of Section 5.04, the audited consolidated balance sheets and the statements of operations, member’s equity, and cash flows for Holdings and its consolidated subsidiaries as of and for each fiscal year of Holdings in the three-fiscal year period ended on December 31, 2025, in each case, including the notes thereto, if applicable, present fairly in all material respects the consolidated financial position of Holdings and its consolidated subsidiaries as of the dates and for the periods referred to therein and the results of operations and cash flows for the periods then ended, and were prepared in accordance with GAAP applied on a consistent basis throughout the periods covered thereby, except as otherwise noted therein.

Section 3.06. No Material Adverse Effect. Since December 31, 2025, there has been no event or circumstance that, individually or in the aggregate with other events or circumstances, has had or would reasonably be expected to have a Material Adverse Effect.

Section 3.07. Title to Properties; Possession Under Leases.

(a) Each of Holdings, the Borrower and the Subsidiaries has valid title in fee simple or equivalent to, or valid leasehold interests in, or easements or other limited property interests in, all its Real Properties (including all Mortgaged Properties) and has valid title to its personal property and assets, in each case, to the knowledge of the Borrower, free and clear of all Liens except for Permitted Liens and except for defects in title that do not materially interfere with its ability to conduct its business as currently conducted or to utilize such properties and assets for their intended purposes and except where the failure to have such title would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(b) As of the Closing Date, except as set forth on Schedule 3.07(b), none of the Borrower or the Subsidiaries is obligated under any right of first refusal, option or other contractual right to sell, assign or otherwise dispose of any Mortgaged Property or any interest therein, except as permitted under Section 6.02 or 6.05 or as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(c) Schedule 3.07(c) lists each Material Real Property owned by any Collateral Guarantor as of the Closing Date.

Section 3.08. Subsidiaries.

(a) Schedule 3.08(a) sets forth as of the Closing Date the name and jurisdiction of incorporation, formation or organization of each subsidiary of Holdings (other than any Immaterial Subsidiary) and, as to each such subsidiary, the percentage of the Equity Interests of such subsidiary owned by Holdings or by any such subsidiary.

(b) As of the Closing Date, there are no outstanding subscriptions, options, warrants, calls, rights or other agreements or commitments (other than stock options granted to employees or directors (or entities controlled by directors) and shares held by directors (or entities controlled by directors)) relating to any Equity Interests of any of the Subsidiaries of Holdings, except as set forth on Schedule 3.08(b).

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Section 3.09. Litigation; Compliance with Laws.

(a) There are no actions, suits, proceedings or investigations at law or in equity or by or on behalf of any Governmental Authority or in arbitration now pending, or, to the knowledge of the Borrower, threatened in writing against Holdings, the Borrower or any of the Subsidiaries or any business, property or rights of any such person (i) that involve any Loan Document, to the extent that the applicable action, suit, proceeding or investigation is brought by the Borrower or any of the Subsidiaries or (ii) that would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, except for any action, suit or proceeding at law or in equity or by or on behalf of any Governmental Authority or in arbitration which has been disclosed in any of Holdings’ or Lumen’s Annual Report on Form 10-K for the year ended December 31, 2023. There have been no developments in any such matter disclosed in the Annual Report described above which would reasonably be expected, individually or in the aggregate with any such other matters or any additional actions, suits, proceedings or investigations, to result in a Material Adverse Effect.

(b) None of Holdings, the Borrower, the Subsidiaries and their respective properties or assets is in violation of (nor will the continued operation of their material properties and assets as currently conducted violate) any law, rule or regulation (including any zoning, building, ordinance, code or approval or any building permit, but excluding any Environmental Laws, which are the subject of Section 3.16) or any restriction of record or indenture, agreement or instrument affecting any Real Property, or is in default with respect to any judgment, writ, injunction or decree of any Governmental Authority, where such violation or default would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

Section 3.10. Federal Reserve Regulations. No part of the proceeds of any Loans will be used by Holdings, the Borrower and the Subsidiaries in any manner that would result in a violation of Regulation T, Regulation U or Regulation X.

Section 3.11. Investment Company Act. None of the Borrower or any of the other Loan Parties is required to be registered as an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

Section 3.12. Use of Proceeds.

(a) The Borrower will use the proceeds of the Term B-5 Loans to refinance the Term B-4 Loans, to pay fees, costs and expenses related thereto and for other general corporate purposes.

(b) The Borrower will use the proceeds of any Incremental Loans solely for general corporate purposes of Holdings and the Subsidiaries or as otherwise required pursuant to Section 2.21.

Section 3.13. Taxes.

(a) Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, Holdings, the Borrower and each of the Subsidiaries has filed or caused to be filed all federal, state, local and non-U.S. Tax returns required to have been filed by it (including in its capacity as withholding agent) and each such Tax return is true and correct.

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(b) Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, Holdings, the Borrower and each of the Subsidiaries has timely paid or caused to be timely paid all Taxes shown to be due and payable by it on the returns referred to in clause (a) and all other Taxes or assessments due and payable by it (or made adequate provision (in accordance with GAAP) for the payment of all Taxes due), except Taxes or assessments for which Holdings, the Borrower or any of the Subsidiaries (as the case may be) has set aside on its books adequate reserves in accordance with GAAP and, to the extent such Taxes are due and payable pursuant to a governmental assessment, the amount thereof is being contested in good faith by appropriate proceedings.

Section 3.14. No Material Misstatements.

(a) All written information (other than the Projections, forward looking information and information of a general economic or industry specific nature) (the “Information”) concerning Holdings, the Borrower, the Subsidiaries, the Transactions and the other transactions contemplated hereby prepared by or on behalf of the foregoing or their representatives and made available to any Lenders or the Administrative Agent in connection with the transactions contemplated hereby, when taken as a whole, was true and correct in all material respects, as of the date such Information was furnished to the Lenders (and as of the Closing Date, with respect to Information provided prior thereto) and did not, taken as a whole, contain any untrue statement of a material fact as of any such date or omit to state a material fact necessary in order to make the statements contained therein, taken as a whole, not materially misleading in light of the circumstances under which such statements were made.

(b) The Projections and other forward looking information prepared by or on behalf of the Borrower or any of its representatives and that have been made available to any Lenders or the Administrative Agent in connection with the transactions contemplated hereby have been prepared in good faith based upon assumptions believed by the Borrower to be reasonable as of the date such Projections and forward looking information were furnished to the Lenders (it being understood that such Projections and other forward looking information are as to future events and are not to be viewed as facts, such Projections and other forward looking information are subject to significant uncertainties and contingencies and that actual results during the period or periods covered by any such Projections or other forward looking information may differ significantly from the projected results, and that no assurance can be given that the projected results will be realized).

Section 3.15. Employee Benefit Plans. Except as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect: (a) no Reportable Event has occurred during the past five years as to which Holdings, the Borrower, any of the Subsidiaries or any ERISA Affiliate was required to file a report with the PBGC; (b) no ERISA Event has occurred or is reasonably expected to occur; and (c) none of Holdings, the Borrower, the Subsidiaries or any of their ERISA Affiliates has received any written notification that any Multiemployer Plan is insolvent or has been terminated within the meaning of Title IV of ERISA. The Borrower represents and warrants as of the Closing Date that the Borrower is not and will not be (1) an employee benefit plan subject to Title I of ERISA, (2) a plan or account subject to Section 4975 of the Code, (3) an entity deemed to hold “plan assets” of any such employee benefit plans, plans or accounts for purposes of ERISA or the Code or (4) a “governmental plan” within the meaning of ERISA.

Section 3.16. Environmental Matters. Except as to matters that would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect: (a) no written notice, request for information, order, complaint or penalty has been received by Holdings, the Borrower or any of the Subsidiaries, and there are no judicial, administrative or other actions, suits or proceedings pending or, to the Borrower’s knowledge, threatened which allege a violation of or liability under any Environmental Laws, in each case relating to Holdings, the Borrower or any of

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the Subsidiaries, (b) each of Holdings, the Borrower and the Subsidiaries has all environmental permits, licenses, authorizations and other approvals necessary for its operations to comply with all Environmental Laws (“Environmental Permits”) and is in compliance with the terms of such Environmental Permits and with all other Environmental Laws, (c) except as set forth on Schedule 3.16, no Hazardous Material is located at, on or under any property currently or, to the Borrower’s knowledge, formerly owned, operated or leased by Holdings, the Borrower or any of the Subsidiaries that would reasonably be expected to give rise to any cost, liability or obligation of Holdings, the Borrower or any of the Subsidiaries under any Environmental Laws or Environmental Permits, and no Hazardous Material has been generated, used, treated, stored, handled, disposed of or controlled, transported or Released at any location in a manner that would reasonably be expected to give rise to any cost, liability or obligation of Holdings, the Borrower or any of the Subsidiaries under any Environmental Laws or Environmental Permits, (d) there are no agreements in which Holdings, the Borrower or any of the Subsidiaries has expressly assumed or undertaken responsibility for any known or reasonably likely liability or obligation of any other person arising under or relating to Environmental Laws and (e) there has been no written environmental assessment or audit conducted (other than customary assessments not revealing anything that would reasonably be expected to result in a Material Adverse Effect), by or on behalf of Holdings, the Borrower or any of the Subsidiaries of any property currently or, to the Borrower’s knowledge, formerly owned, operated or leased by Holdings, the Borrower or any of the Subsidiaries that has not been made available to the Lenders prior to the Closing Date.

Section 3.17. Security Documents.

(a) Each Security Document is effective to create in favor of the Collateral Agent (in each case, for the benefit of the Secured Parties) a legal, valid and enforceable security interest in the Collateral described therein and proceeds thereof. As of the Closing Date, in the case of the Pledged Collateral described in the Collateral Agreement, when certificates or promissory notes, as applicable, representing such Pledged Collateral and required to be delivered under the applicable Security Document are delivered to the Collateral Agent, and in the case of the other Collateral described in the Collateral Agreement (other than the Intellectual Property), when financing statements and other filings specified in the Perfection Certificate are filed in the offices specified in the Perfection Certificate, the Collateral Agent (for the benefit of the Secured Parties) shall have a fully perfected Lien (subject to all Permitted Liens) on, and security interest in, all right, title and interest of the Loan Parties in such Collateral and, subject to Section 9-315 of the New York Uniform Commercial Code, the proceeds thereof, as security for the Obligations to the extent perfection can be obtained by filing Uniform Commercial Code financing statements or possession, in each case prior and superior in right to the Lien of any other person (except Permitted Liens).

(b) When the Collateral Agreement or an ancillary document thereunder is properly filed and recorded in the United States Patent and Trademark Office and the United States Copyright Office, and, with respect to Collateral in which a security interest cannot be perfected by such filings, upon the proper filing of the financing statements referred to in clause (a) above, the Collateral Agent (for the benefit of the Secured Parties) shall have a fully perfected Lien on, and security interest in, all right, title and interest of the Loan Parties thereunder in the material United States Intellectual Property included in the Collateral listed in such ancillary document, in each case prior and superior in right to the Lien of any other person, except for Permitted Liens (it being understood that subsequent recordings in the United States Patent and Trademark Office and the United States Copyright Office may be necessary to perfect a Lien on material registered trademarks and patents, trademark and patent applications and registered copyrights acquired by the Loan Parties after the Closing Date).

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(c) The Mortgages, if any, executed and delivered after the Closing Date pursuant to Section 5.10 and Section 5.13, will be effective to create in favor of the Collateral Agent (for the benefit of the Secured Parties) legal, valid and enforceable Liens on all of the Collateral Guarantors’ rights, titles and interests in and to the Mortgaged Property thereunder and the proceeds thereof, and when such Mortgages are filed or recorded in the proper real estate filing or recording offices, and all relevant mortgage taxes and recording charges are duly paid, the Collateral Agent (for the benefit of the Secured Parties) shall have valid Liens with record notice to third parties on, and security interests in, all rights, titles and interests of the Collateral Guarantors in such Mortgaged Property and, to the extent applicable, subject to Section 9-315 of the Uniform Commercial Code, the proceeds thereof, in each case prior and superior in right to the Lien of any other person, except for Permitted Liens.

(d) Notwithstanding anything herein (including this Section 3.17) or in any other Loan Document to the contrary, no Borrower or any other Loan Party makes any representation or warranty as to the effects of perfection or non-perfection, the priority or the enforceability of any pledge of or security interest in any Equity Interests of any Foreign Subsidiary, or as to the rights and remedies of the Agents or any Lender with respect thereto, under foreign law.

Section 3.18. Solvency. Immediately after giving effect to the making of each Loan on the Closing Date and the application of the proceeds of such Loans on the Closing Date, (i) the fair value of the assets of Holdings, the Borrower and the Subsidiaries on a consolidated basis, exceeds, on a consolidated basis, their debts and liabilities, subordinated, contingent or otherwise, (ii) the present fair saleable value of the property of Holdings, the Borrower and the Subsidiaries, on a consolidated basis, is greater than the amount that will be required to pay the probable liability, on a consolidated basis, of their debts and other liabilities, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured, (iii) Holdings, the Borrower and the Subsidiaries, on a consolidated basis, are able to pay their debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured and (iv) Holdings, the Borrower and the Subsidiaries, on a consolidated basis, are not engaged in, and are not about to engage in, business for which they have unreasonably small capital. For purposes of the foregoing, the amount of any contingent liability at any time shall be computed as the amount that would reasonably be expected to become an actual and matured liability.

Section 3.19. Labor Matters. Except as, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect: (a) there are no strikes or other labor disputes pending or threatened against Holdings, the Borrower or any of the Subsidiaries; (b) the hours worked and payments made to employees of Holdings, the Borrower and the Subsidiaries have not been in violation of the Fair Labor Standards Act or any other applicable law dealing with such matters; and (c) all payments due from Holdings, the Borrower or any of the Subsidiaries or for which any claim may be made against Holdings, the Borrower or any of the Subsidiaries, on account of wages and employee health and welfare insurance and other benefits have been paid or accrued as a liability on the books of the Borrower or such Subsidiary to the extent required by GAAP.

Section 3.20. Insurance. Schedule 3.20 sets forth a true, complete and correct description, in all material respects, of all material insurance (excluding any title insurance) maintained by or on behalf of any Loan Party as of the Closing Date. As of such date, such insurance is in full force and effect.

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Section 3.21. Intellectual Property; Licenses, Etc. Except as would not reasonably be expected to have a Material Adverse Effect or as set forth in Schedule 3.21, (a) Holdings, the Borrower and each of the Subsidiaries owns, or possesses the right to use, all Intellectual Property that is used or held for use or is otherwise reasonably necessary in the operation of their respective businesses, (b) to the knowledge of the Borrower, neither Holdings, the Borrower nor any Subsidiary is interfering with, infringing upon, misappropriating or otherwise violating any Intellectual Property of any person and (c)(i) no claim or litigation regarding any of the Intellectual Property owned by Holdings, the Borrower and the Subsidiaries is pending or, to the knowledge of the Borrower, threatened and (ii) to the knowledge of the Borrower, no claim or litigation regarding any other Intellectual Property described in the foregoing clauses (a) and (b) is pending or threatened.

Section 3.22. Communications and Regulatory Matters.

(a) Except as would not reasonably be expected to have a Material Adverse Effect, (i) the business of each Loan Party is being conducted in compliance with the Telecommunications Laws, (ii) each Loan Party possess all registrations, licenses, authorizations, and certifications issued by the FCC and the State PUCs necessary to conduct their respective businesses as currently conducted and (iii) all FCC Licenses and State PUC Licenses required for the operations of each Loan Party is in full force and effect.

(b) To the best of the Borrower’s knowledge, there is no proceeding being conducted or threatened by any Governmental Authority, which would reasonably be expected to cause the termination, suspension, cancellation, or nonrenewal of any of the FCC Licenses or the State PUC Licenses, or the imposition of any penalty or fine by any Governmental Authority with respect to any of the FCC Licenses or the State PUC Licenses, in each case which would reasonably be expected to have a Material Adverse Effect.

(c) There is no (i) outstanding decree, decision, judgment, or order that has been issued by the FCC or a State PUC against the Loan Parties, the FCC Licenses, or the State PUC Licenses or (ii) notice of violation, order to show cause, complaint, investigation or other administrative or judicial proceeding pending or, to the best of the Borrower’s knowledge, threatened by or before the FCC or a State PUC against the Loan Parties, the FCC Licenses, or the State PUC Licenses that, in each case, would reasonably be expected to have a Material Adverse Effect.

(d) The Loan Parties each have filed with the FCC and State PUCs all necessary reports, documents, instruments, information, or applications required to be filed pursuant to the Telecommunications Laws and have paid all fees required to be paid pursuant to the Telecommunications Laws, except in each case as would not reasonably be expected to have a Material Adverse Effect.

Section 3.23. USA PATRIOT Act. Holdings, the Borrower and each of the Subsidiaries are in compliance in all material respects with the USA PATRIOT Act, and other applicable anti-money laundering laws.

Section 3.24. Anti-Corruption Laws and Sanctions. (a) Neither Holdings, the Borrower nor any Subsidiary, nor any director or officer of Holdings, the Borrower or any Subsidiary, nor, to the knowledge of the Borrower, any employee, agent or Affiliate of Holdings, the Borrower or any Subsidiary is a Sanctioned Person or in violation of any Anti-Corruption Laws, (b) neither Holdings, the Borrower nor any Subsidiary is located, organized or resident in a Sanctioned Country and (c) no part of the proceeds of the Loans shall be used, directly or indirectly, in a manner that would result in a violation of Anti-Corruption Laws or Sanctions by any party hereto.

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Section 3.25. EEA Financial Institutions. No Loan Party is an EEA Financial Institution.

ARTICLE IV

CONDITIONS OF LENDING

Section 4.01. Closing Date. The effectiveness of this Agreement is subject to the occurrence on or prior to the Closing Date of the following conditions:

(a) The Agents and the Ad Hoc Group Advisors (as defined in the Transaction Support Agreement) shall have received from each of the Loan Parties and the Lenders a counterpart of this Agreement signed on behalf of such party (which may include delivery of a signed signature page of this Agreement by facsimile or other means of electronic transmission (e.g., “pdf”)) that such party has signed a counterpart of this Agreement.

(b) The Agents and the Ad Hoc Group Advisors (as defined in the Transaction Support Agreement) shall have received counterparts of:

(i) the Multi-Lien Intercreditor Agreement from Holdings, the Borrower, the Collateral Agent, the Existing Credit Agreement Agent and representatives on behalf of the First Lien Notes and Second Lien Notes; and

(ii) the First Lien/First Lien Intercreditor Agreement from Holdings, the Borrower, the Collateral Agent, the Existing Credit Agreement Agent and representatives on behalf of the First Lien Notes.

(c) Subject to Section 5.10, the Agents and the Ad Hoc Group Advisors (as defined in the Transaction Support Agreement) shall have received counterparts of:

(i) the Guarantee Agreement from the Guarantors; and

(ii) the Collateral Agreement from Holdings, the Borrower and each other Collateral Guarantor;

(iii) a completed Perfection Certificate with respect to each Collateral Guarantor, together with all attachments contemplated thereby; and

(iv) a completed Perfection Certificate (Loan Proceeds Note) with respect to Level 3 Communications, together with all attachments contemplated thereby;

(d) Subject to Sections 5.10 and 5.13 and the definition of “Collateral and Guarantee Requirement”, including post-closing periods set forth therein, all documents and instruments necessary to establish that the Collateral Agent for the benefit of the Secured Parties, will have perfected security interests in the Collateral pursuant to the provisions of the Collateral and Guarantee Requirement that are to be satisfied on the Closing Date shall have been delivered and, if applicable, be in proper form for filing as of the Closing Date;

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(e) The Administrative Agent shall have received a customary certificate of the Secretary or Assistant Secretary or similar officer or director of each of Holdings, the Borrower and each other Loan Party dated the Closing Date:

(i) attaching (x) copies of Organization Documents of such Loan Party as in effect as of the Closing Date and at all times since a date on or prior to the date of the resolutions described in the following clause (y) and (y) resolutions adopted by the applicable board of directors or equivalent governing body of each such Loan Party (or its managing general partner or managing member) authorizing the execution, delivery and performance of the Loan Documents to which it is a party and the performance of its obligations hereunder and thereunder;

(ii) attaching a certificate as to the good standing of each Loan Party as of a recent date from the Secretary of State (or other similar official) of the jurisdiction of incorporation, organization or existence of such Loan Party (to the extent such concept exists in the applicable jurisdiction); and

(iii) certifying as to the incumbency and specimen signature of each officer or director of each Loan Party executing any Loan Document or any other document delivered in connection herewith on behalf of such Loan Party.

(f) The Agents shall have received a customary written opinion of (i) Wachtell, Lipton, Rosen & Katz, as special New York counsel for the Loan Parties, (ii) Jones Walker LLP, as New York, Virginia and Michigan counsel for the Loan Parties, (iii) Potter Anderson Corroon LLP, as Delaware counsel for the Loan Parties and (iv) Wilkinson Barker Knauer, LLP, as regulatory counsel for the Loan Parties, in each case, (x) dated the Closing Date and (y) addressed to the Administrative Agent, the Collateral Agent and the Lenders on the Closing Date.

(g) The Administrative Agent shall have received a solvency certificate substantially in the form of Exhibit C and signed by a Financial Officer of Holdings confirming the solvency of Holdings, the Borrower and the Subsidiaries on a consolidated basis after giving effect to the transactions on the Closing Date.

(h) The Agents shall have each received, or shall receive substantially concurrently with the Closing Date, all fees (including legal fees and disbursements) and expenses required to be paid as of the Closing Date pursuant to the Transaction Support Agreement, any Fee Letter or any other Loan Document.

(i) To the extent invoiced at least three (3) Business Days prior to the Closing Date, payment of all fees and all reasonable and documented out-of-pocket expenses required to be paid to the Ad Hoc Group Advisors (as defined in the Transaction Support Agreement) and the Specified Lumen Tech Consenting Parties (as defined in the Transaction Support Agreement) in accordance with the Transaction Support Agreement and their respective engagement and/or fee letters entered into with the Borrower or any of its Affiliates.

(j) The Administrative Agent shall have received, at least three (3) Business Days prior to the Closing Date, all documentation and information related to the Loan Parties mutually agreed to be required under “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act and a Beneficial Ownership Certification in relation to the Borrower and each Subsidiary that qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, to the extent such information has been requested not less than ten (10) Business Days prior to the Closing Date.

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(k) The Administrative Agent and the Ad Hoc Group Advisors (as defined in the Transaction Support Agreement) shall have received an executed copy of the Amendment Agreement and the effectiveness of the Amendment Agreement shall have occurred.

(l) Since December 31, 2023, no Material Adverse Effect shall have occurred.

(m) The Specified Representations shall be true and correct in all material respects on and as of the Closing Date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects as of such earlier date); provided, that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on the Closing Date.

(n) Subject to Sections 5.10 and 5.13, the Collateral and Guarantee Requirement shall be satisfied.

(o) The Administrative Agent shall have received a certificate signed by a Responsible Officer of the Borrower confirming the satisfaction of the conditions set forth in paragraphs (l) and (m) above.

(p) The other Transactions shall have occurred substantially concurrently with the Closing Date.

(q) The Administrative Agent shall have received a Borrowing Request with respect to the Term B Loans to be borrowed on the Closing Date as required by Section 2.03.

For purposes of determining whether the conditions specified in this Section 4.01 have been satisfied on the Closing Date, by making the Loans hereunder, each Lender that has executed this Agreement shall be deemed to have consented to, approved or accepted, or to be satisfied with, each document or other matter required hereunder to be consented to or approved by or acceptable or satisfactory to such Lender.

Section 4.02. [Reserved].

Section 4.03. [Reserved].

ARTICLE V

AFFIRMATIVE COVENANTS

Each of Holdings and the Borrower covenants and agrees with each Lender that from and after the Closing Date until the Termination Date, unless with the written consent of the requisite Lenders in accordance with Section 9.08, Holdings and the Borrower will, and will cause each of the Subsidiaries to:

Section 5.01. Existence; Business and Properties.

(a) Do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence, except (i) in the case of a Subsidiary, where the failure to do so would not reasonably be expected to have a Material Adverse Effect, (ii) as otherwise permitted under Section 6.05, and (iii) for the liquidation or dissolution of Subsidiaries if the assets of any such Subsidiary (to the extent they exceed estimated liabilities of such Subsidiary) are acquired by the Borrower or a Wholly-Owned Subsidiary in such liquidation or dissolution; provided, that (x) Guarantors may not be liquidated into Subsidiaries that are not Loan Parties, and (y) Domestic Subsidiaries may not be liquidated into Foreign Subsidiaries (except in each case as permitted under Section 6.05).

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(b) Except where the failure to do so would not reasonably be expected to have a Material Adverse Effect, do or cause to be done all things necessary to (i) lawfully obtain, preserve, renew, extend and keep in full force and effect the permits, franchises, authorizations, Intellectual Property, licenses and rights with respect thereto used in the conduct of its business, and (ii) at all times maintain, protect and preserve all property necessary to the normal conduct of its business and keep such property in good repair, working order and condition (ordinary wear and tear excepted), from time to time make, or cause to be made, all needful and proper repairs, renewals, additions, improvements and replacements thereto necessary in order that the business carried on in connection therewith, if any, may be properly conducted at all times (in each case except as permitted by this Agreement).

Section 5.02. Insurance.

(a) Maintain, with financially sound and reputable insurance companies, insurance (subject to customary deductibles and retentions) in such amounts and against such risks as are customarily maintained by similarly situated companies engaged in the same or similar businesses operating in the same or similar locations (as determined by the Borrower in good faith), and, subject to Section 5.13, cause the Collateral Agent to be listed as a co-loss payee on property and casualty policies with respect to tangible personal property and assets constituting Collateral located in the United States of America and as an additional insured on all general liability policies. Notwithstanding the foregoing, Holdings, the Borrower and the Subsidiaries may (i) maintain all such insurance with any combination of primary and excess insurance, (ii) maintain any or all such insurance pursuant to master or so-called “blanket policies” insuring any or all Collateral and/or other assets which do not constitute Collateral (and in such event the co-payee endorsement shall be limited or otherwise modified accordingly), and/or self-insure with respect to such risks with respect to which companies of established reputation engaged in the same general line of business in the same general area usually self-insure (as reasonably determined by the Borrower).

(b) Except as the Collateral Agent may agree in its reasonable discretion, the Borrower shall use commercially reasonable efforts to:

(i) cause all such property and casualty insurance policies to be endorsed or otherwise amended to include a “standard” or “New York” lender’s loss payable/mortgagee endorsement (as applicable);

(ii) deliver a certificate of an insurance broker to the Collateral Agent;

(iii) cause each such policy covered by this clause (b) to provide that it shall not be cancelled or not renewed upon less than 30 days’ prior written notice thereof by the insurer to the Collateral Agent; and

(iv) deliver to the Collateral Agent, prior to or concurrently with the cancellation or nonrenewal of any such policy of insurance covered by this clause (b), a copy of a renewal or replacement policy (or other evidence of renewal of a policy previously delivered to the Collateral Agent), or insurance certificate with respect thereto, together with evidence of payment of the premium therefor, in each case of the foregoing, to the extent customarily maintained, purchased or provided to, or at the request of, lenders by similarly situated companies in connection with credit facilities of this nature.

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(c) If any portion of any Mortgaged Property is at any time located in an area identified by the Federal Emergency Management Agency (or any successor agency) as a special flood hazard area (each a “Special Flood Hazard Area”) with respect to which flood insurance has been made available under the Flood Insurance Laws, the Borrower shall use commercially reasonable efforts to:

(i) maintain, or cause to be maintained, with a financially sound and reputable insurer, flood insurance in an amount and otherwise sufficient to comply with all applicable rules and regulations promulgated pursuant to the Flood Insurance Laws and

(ii) deliver to the Collateral Agent evidence of such compliance in form and substance reasonably acceptable to the Collateral Agent, including, without limitation, evidence of annual renewals of such insurance.

(d) In connection with the covenants set forth in this Section 5.02, it is understood and agreed that:

(i) the Administrative Agent, the Collateral Agent, the Lenders and their respective agents and employees shall not be liable for any loss or damage insured by the insurance policies required to be maintained under this Section 5.02, it being understood that (A) the Loan Parties shall look solely to their insurance companies or any other parties other than the aforesaid parties, agents and employees for the recovery of such loss or damage and (B) such insurance companies shall have no rights of subrogation against the Administrative Agent, the Collateral Agent, the Lenders or their agents or employees. If, however, the insurance policies, as a matter of the internal policy of such insurer, do not provide waiver of subrogation rights against such parties, as required above, then Holdings, on behalf of itself and on behalf of each of its Subsidiaries, hereby agrees, to the extent permitted by law, to waive, and further agrees to cause each of its Subsidiaries to waive, its right of recovery, if any, against the Administrative Agent, the Collateral Agent, the Lenders and their agents and employees; and

(ii) the designation of any form, type or amount of insurance coverage by the Collateral Agent (including acting in the capacity as the Collateral Agent) under this Section 5.02 shall in no event be deemed a representation, warranty or advice by the Administrative Agent, the Collateral Agent or the Lenders that such insurance is adequate for the purposes of the business of Holdings, the Borrower and the Subsidiaries or the protection of their properties.

Section 5.03. Taxes. Pay its obligations in respect of all Tax liabilities and similar assessments and governmental charges, before the same shall become delinquent or in default, except where (a) Holdings, the Borrower or a Subsidiary has set aside on its books adequate reserves therefor in accordance with GAAP and, to the extent due and payable pursuant to a governmental assessment, the amount thereof is being contested in good faith by appropriate proceedings or (b) the failure to make payment could not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect.

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Section 5.04. Financial Statements, Reports, Etc. Furnish to the Administrative Agent (which will promptly make available such information to the Lenders):

(a) within 120 days after the end of each fiscal year, a consolidated balance sheet and related statements of operations, cash flows and member’s equity showing the financial position of Holdings and its Subsidiaries as of the close of such fiscal year and the consolidated results of their operations during such year and setting forth in comparative form the corresponding figures for the prior fiscal year, which consolidated balance sheet and related statements of operations, cash flows and owners’ equity shall be accompanied by a customary management’s discussion and analysis, solely to the extent required pursuant to (and in substantially the same scope and format as provided under) the terms of the then-outstanding First Lien Notes, and audited by independent public accountants of recognized national standing and accompanied by an opinion of such accountants (which opinion shall not be qualified (or contain a like qualification, exception or matter of emphasis) as to scope of audit or as to the status of the Borrower as a going concern other than with respect to or resulting from: (i) an upcoming maturity date of any Indebtedness, (ii) an actual or anticipated breach of a financial covenant, (iii) activities, operations, financial results or liabilities of any person other than Holdings and the Subsidiaries or (iv) changes in accounting principles or practices) to the effect that such consolidated financial statements fairly present, in all material respects, the financial position and results of operations of Holdings and its Subsidiaries on a consolidated basis in accordance with GAAP (it being understood that the delivery by Holdings of annual reports on Form 10-K shall satisfy the requirements of this Section 5.04(a) to the extent such annual reports include the information specified herein and are delivered within the time period specified above);

(b) within 60 days after the end of each of the first three fiscal quarters of each fiscal year, a consolidated balance sheet and related statements of operations and cash flows showing the financial position of Holdings and its Subsidiaries as of the close of such fiscal quarter and the consolidated results of their operations during such fiscal quarter and the then-elapsed portion of the fiscal year and setting forth in comparative form the corresponding figures for the corresponding periods of the prior fiscal year, all of which shall be in reasonable detail, which consolidated balance sheet and related statements of operations and cash flows shall be accompanied by a customary management’s discussion and analysis, solely to the extent required pursuant to (and in substantially the same scope and format as provided under) the terms of the then-outstanding First Lien Notes, and which consolidated balance sheet and related statements of operations and cash flows shall be certified by a Financial Officer of Holdings on behalf of Holdings as fairly presenting, in all material respects, the financial position and results of operations of Holdings and its Subsidiaries on a consolidated basis in accordance with GAAP (subject to normal year-end audit adjustments and the absence of certain footnotes) (it being understood that the delivery by Holdings of quarterly reports on Form 10-Q shall satisfy the requirements of this Section 5.04(b) to the extent such quarterly reports include the information specified herein and are delivered within the time period specified above);

(c) concurrently with any delivery of financial statements under clause (a) or (b) above, a certificate of a Financial Officer of the Borrower certifying that to the knowledge of such Financial Officer no Event of Default or Default has occurred since the date of the last certificate delivered pursuant to this clause (c) (or since the Closing Date in the case of the first such certificate) or, if such an Event of Default or Default has occurred, specifying the nature and extent thereof and any corrective action taken or proposed to be taken with respect thereto;

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(d) promptly after the same become publicly available, copies of all periodic and other publicly available reports, proxy statements and other materials filed by Holdings or any of the Subsidiaries with the SEC, or distributed to its stockholders generally, as applicable; provided, that such reports, proxy statements, filings and other materials required to be delivered pursuant to this clause (d) shall be deemed delivered for purposes of this Agreement when posted to the website of Lumen or the website of the SEC and written notice of such posting has been delivered to the Administrative Agent;

(e) [reserved];

(f) concurrently with the delivery of financial statements under clause (a) above, an updated Perfection Certificate reflecting all changes since the date of the information most recently received pursuant to this clause (f) (or a certificate of a Responsible Officer certifying as to the absence of any changes to the previously delivered update, if applicable);

(g) [reserved]; and

(h) promptly, from time to time, such other information regarding the operations, business affairs and financial condition of Holdings, the Borrower or any of the Subsidiaries, or compliance with the terms of any Loan Document as in each case the Administrative Agent may reasonably request (acting at the direction of the Required Lenders), except to the extent that the provision of any such information would breach any law or contract to which the Borrower or a Subsidiary is a party.

The Borrower hereby acknowledges that (x) the Administrative Agent and/or the Arrangers may, but shall not be obligated to, make available to the Lenders materials and/or information provided by or on behalf of the Borrower hereunder (collectively, “Borrower Materials”) by posting the Borrower Materials on IntraLinks, Syndtrak, ClearPar, or a substantially similar electronic transmission system (the “Platform”) and (y) certain of the Lenders (each, a “Public Lender”) may have personnel who do not wish to receive material non-public information with respect to the Borrower or its Affiliates, or the respective securities of any of the foregoing, and who may be engaged in investment and other market-related activities with respect to such persons’ securities. The Borrower hereby agrees that (w) the Borrower Materials that are to be distributed to the Public Lenders shall be clearly and conspicuously marked “PUBLIC” which, at a minimum, shall mean that the word “PUBLIC” shall appear prominently on the first page thereof, (x) by marking Borrower Materials “PUBLIC,” the Borrower shall be deemed to have authorized the Administrative Agent, the Arrangers and the Lenders to treat such Borrower Materials as not containing any material non-public information (although it may be sensitive and proprietary) with respect to Holdings, the Borrower, the Subsidiaries or any of their respective securities for purposes of United States Federal and state securities laws, (y) all Borrower Materials marked “PUBLIC” are permitted to be made available through a portion of the Platform designated “Public Side Information” and (z) the Administrative Agent and the Arrangers shall be entitled to treat any Borrower Materials that are not marked “PUBLIC” as being suitable only for posting on a portion of the Platform not designated “Public Side Information.”

Notwithstanding any of the foregoing, Holdings may satisfy its obligations under this Section 5.04 with respect to financial information relating to Holdings by furnishing financial information relating to any direct or indirect parent company of Holdings; provided that the same is accompanied by consolidating information that explains in reasonable detail the differences between the information relating to such parent and any of its subsidiaries other than Holdings and its Subsidiaries, on the one hand, and the information relating to Holdings and its Subsidiaries, on the other hand. For the avoidance of doubt, the consolidating information referred to in the proviso in the preceding sentence need not be audited.

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Section 5.05. Litigation and Other Notices. Furnish to the Administrative Agent (which will promptly thereafter furnish to the Lenders) written notice of the following within 30 days after any Responsible Officer of the Borrower obtains actual knowledge thereof:

(a) any Event of Default or Default, specifying, in each case, the nature and extent thereof and the corrective action (if any) proposed to be taken with respect thereto;

(b) the filing or commencement of, or any written threat or notice of intention of any person to file or commence, any action, suit or proceeding, whether at law or in equity or by or before any Governmental Authority or in arbitration, against Holdings, the Borrower or any of the Subsidiaries as to which an adverse determination is reasonably probable and which, if adversely determined, would reasonably be expected to have a Material Adverse Effect;

(c) any other development specific to Holdings, the Borrower or any of the Subsidiaries that is not a matter of general public knowledge and that has had, or would reasonably be expected to have, a Material Adverse Effect;

(d) [reserved]; and

(e) the occurrence of any ERISA Event that, together with all other ERISA Events that have occurred, would reasonably be expected to have a Material Adverse Effect.

Each notice delivered under this Section 5.05 shall be accompanied by a statement of a Responsible Officer of the Borrower setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken with respect thereto.

Section 5.06. Compliance with Laws. Comply with all laws, rules, regulations and orders of any Governmental Authority applicable to it or its property, the USA PATRIOT Act and other applicable anti-money laundering laws, except where the failure to do so, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect; provided, that this Section 5.06 shall not apply to laws related to Taxes, which are the subject of Section 5.03.

Section 5.07. Maintaining Records; Access to Properties and Inspections. Maintain all financial records in accordance with GAAP and permit any persons designated by the Administrative Agent or, upon the occurrence and during the continuance of an Event of Default, any Lender to visit and inspect the financial records and the properties of Holdings, the Borrower or any of the Subsidiaries at reasonable times, upon reasonable prior notice to the Borrower, and as often as reasonably requested and to make extracts from and copies of such financial records, and permit any persons designated by the Administrative Agent or, upon the occurrence and during the continuance of an Event of Default, any Lender upon reasonable prior notice to the Borrower to discuss the affairs, finances and condition of Holdings, the Borrower or any of the Subsidiaries with the officers thereof and independent accountants therefor (so long as the Borrower has the opportunity to participate in any such discussions with such accountants), in each case, subject to reasonable requirements of confidentiality, including requirements imposed by law or by contract; provided, that nothing in this Section 5.07 shall prevent Holdings or the Borrower from discontinuing the maintenance of any of such properties if such discontinuance is, in the reasonable good faith judgment of the Borrower, desirable in the conduct of its business or the business of any Subsidiary of Holdings and not disadvantageous in any material respect to the Lenders.

Section 5.08. Use of Proceeds. Use the proceeds of the Loans made in the manner contemplated by Section 3.12.

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Section 5.09. Compliance with Environmental Laws. Comply, and make reasonable efforts to cause all lessees and other persons occupying its properties to comply, with all applicable Environmental Laws and Environmental Permits, except, in each case with respect to this Section 5.09, to the extent the failure to do so would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

Section 5.10. Further Assurances; Additional Security.

(a) Execute any and all further documents, financing statements, agreements and instruments, and take all such further actions (including the filing and recording of financing statements and other documents) necessary or that the Borrower or the Administrative Agent (acting at the direction of the Required Lenders) shall reasonably determine in good faith are necessary (including, without limitation, those required by applicable Requirements of Law) to satisfy the Collateral and Guarantee Requirement and to cause the Collateral and Guarantee Requirement to be and remain satisfied, all at the expense of the Loan Parties and provide to the Collateral Agent evidence as to the perfection of the Liens created or intended to be created by the Security Documents. The Collateral Agent or the Required Lenders shall be authorized but not obligated to file or record any financing statement or other documents in connection with the creation, perfection or maintenance of any Lien.

(b) If any asset (other than Real Property) is acquired by any Collateral Guarantor after the Closing Date or owned by an entity at the time it becomes a Collateral Guarantor (in each case other than (x) assets constituting Collateral under a Security Document that automatically become subject to a perfected Lien pursuant to such Security Document upon acquisition thereof and (y) assets constituting Excluded Property), such Collateral Guarantor will, (i) notify the Agents of such acquisition or ownership and (ii) cause such asset to be subjected to a Lien (subject to any Permitted Liens) securing the Obligations by, and take, and cause the Collateral Guarantors to take, such actions as shall be reasonably determined by the Borrower in good faith to be necessary to satisfy the Collateral and Guarantee Requirement to be satisfied with respect to such asset, including actions described in clause (a) of this Section 5.10, all at the expense of the Loan Parties, subject to clause (l) of this Section 5.10 and the definition of “Excluded Property.”

(c) Only if there is a requirement to grant mortgages under any Indebtedness secured by Liens that rank pari passu to the Liens on the Collateral securing the Obligations as of the date any mortgage would be required to be put in place pursuant to this Section 5.10(c), within 180 days after the acquisition of any Material Real Property after the Closing Date (which such date shall be automatically extended in 60 day increments so long as the Borrower is using commercially reasonable efforts) and subject to the receipt of all required regulatory approvals, the Borrower shall use commercially reasonable efforts to:

(i) grant, and cause each Collateral Guarantor to grant, the Collateral Agent security interests in, and Mortgages on, such Material Real Property, which security interest and mortgage shall constitute valid and enforceable Liens subject to no other Liens except Permitted Liens at the time of recordation thereof,

(ii) deliver, and cause each such Collateral Guarantor to deliver, for recording or filing, the Mortgage or instruments related thereto in such manner and in such places as is required by law to establish, perfect, preserve and protect the Liens in favor of the Collateral Agent (for the benefit of the Secured Parties) required to be granted pursuant to the Mortgages and pay, and cause each such Collateral Guarantor to pay, in full, all Taxes, fees and other charges required to be paid in connection with such recording or filing, in each case subject to clause (g) below; and

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(iii) unless otherwise waived by the Collateral Agent, with respect to each such Mortgage, cause the requirements set forth in clauses (f) and (g) of the definition of “Collateral and Guarantee Requirement” to be satisfied with respect to such Material Real Property.

(d) If any additional direct or indirect Subsidiary of Holdings (other than an Excluded Subsidiary) is formed, acquired or ceases to constitute an Excluded Subsidiary following the Closing Date (or, for the avoidance of doubt, becomes a Designated Guarantor Subsidiary or Designated Grantor Subsidiary), within thirty (30) days after the date such Subsidiary is formed or acquired or meets such criteria (or first becomes subject to such requirement) (which such date shall be automatically extended in thirty (30) day increments up to a maximum amount of 180 days so long as the Borrower is using commercially reasonable efforts), notify the Collateral Agent thereof and, within forty-five (45) days after the date such Subsidiary is formed or acquired or meets such criteria (or first becomes subject to such requirement) (which such date shall be automatically extended in 45 day increments up to a maximum amount of 180 days so long as the Borrower is using commercially reasonable efforts) cause such Subsidiary to become a Guarantor and Collateral Guarantor, as applicable, and cause the Collateral and Guarantee Requirement to be satisfied with respect to such Subsidiary and with respect to any Equity Interest in or Indebtedness of such Subsidiary owned by or on behalf of any Collateral Guarantor, subject to clauses (g) and (j) of this Section 5.10. Notwithstanding anything to the contrary herein, (x) in no circumstance shall an Excluded Subsidiary become a Guarantor or Collateral Guarantor and (y) in the event any Specified Subsidiary is required to guarantee the Obligations pursuant to the definition of Excluded Subsidiary because it ceases to constitute an Excluded Subsidiary pursuant to the proviso thereto, then such Specified Subsidiary will only be required to become a party to the Collateral Agreement or any other Security Document, or to create Liens on its assets to secure the Obligations, to the extent such Specified Subsidiary grants Liens on such assets to secure any other Material First Lien Indebtedness. Notwithstanding anything herein to the contrary or otherwise, the Borrower may, in its sole discretion, elect at any time to have an Excluded Subsidiary become a Guarantor or a Collateral Guarantor.

(e) Furnish to the Agents prompt written notice of any change (i) in any Loan Party’s corporate or organization name, (ii) in any Loan Party’s identity or organizational structure, (iii) in any Loan Party’s organizational identification number (to the extent relevant in the applicable jurisdiction of organization) and (iv) in any Loan Party’s jurisdiction of organization; provided, that the Borrower shall not effect or permit any such change unless all filings have been made, or will have been made within thirty (30) days following such change (which such date shall be automatically extended in 30 day increments up to a maximum amount of 180 days so long as the Borrower is using commercially reasonable efforts), under the Uniform Commercial Code (or its equivalent in any applicable jurisdiction) that are required in order for the Collateral Agent to continue at all times following such change to have a valid, legal and perfected security interest in all the Collateral in which a security interest may be perfected by such filing, for the benefit of the Secured Parties.

(f) If any additional Foreign Subsidiary of Holdings is formed or acquired after the Closing Date (with any (x) Subsidiary Redesignation resulting in an Unrestricted Subsidiary becoming a Subsidiary and (y) redomestication of any Subsidiary, in each case, being deemed to constitute the acquisition of a Subsidiary) and if such Subsidiary is a “first tier” Foreign Subsidiary of a Collateral Guarantor, within thirty (30) days after the date such Foreign Subsidiary is formed

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or acquired (which such date shall be automatically extended in 30 day increments so long as the Borrower is using commercially reasonable efforts), notify the Collateral Agent thereof and, within sixty (60) days after the date such Foreign Subsidiary is formed or acquired (which such date shall be automatically extended in 60 day increments up to a maximum amount of 180 days so long as the Borrower is using commercially reasonable efforts), cause the Collateral and Guarantee Requirement to be satisfied with respect to any Equity Interest in such Foreign Subsidiary owned by or on behalf of any Loan Party, subject to clauses (i) and (k) of this Section 5.10 and the definition of “Excluded Property.”

(g) Notwithstanding anything to the contrary in this Agreement or in the other Loan Documents, the Collateral and Guarantee Requirement and the other provisions of this Section 5.10 and the other Loan Documents with respect to Collateral need not be satisfied with respect to Excluded Property.

(h) Each of Holdings and the Borrower will endeavor, and cause each Regulated Grantor Subsidiary and each Regulated Guarantor Subsidiary to endeavor, in good faith using commercially reasonable efforts to (i)(A) cause the Collateral Permit Condition to be satisfied with respect to such Regulated Grantor Subsidiary and (B) cause the Guarantee Permit Condition to be satisfied with respect to such Regulated Guarantor Subsidiary, in each case at the earliest practicable date and (ii) obtain the material (as determined in good faith by the Borrower) authorizations and consents of federal and state Governmental Authorities required to cause any Subsidiary to become a Guarantor and a Collateral Guarantor as required by this Section 5.10 and the Collateral and Guarantee Requirement.

(i) For purposes of this Section 5.10, the requirement that Holdings or the Borrower use “commercially reasonable efforts” shall not be deemed to require it to make material payments in excess of normal fees and costs to or at the direction of Governmental Authorities or to change the manner in which it conducts its business in any respect that the management of the Borrower shall determine in good faith to be adverse or materially burdensome.

(j) Notwithstanding anything to the contrary herein or in any other Loan Document, the Borrower shall have the right, at any time, to designate an Excluded Subsidiary as a Guarantor (and to subsequently release such Guarantee in accordance with Section 9.18(b)); provided that in no circumstance shall an Excluded Subsidiary become a Guarantor unless designated as a Guarantor by the Borrower in its sole discretion.

(k) [reserved].

(l) Notwithstanding anything herein to the contrary herein, (x) the Collateral Agent may grant extensions of time or waiver or modification of the requirement for the creation or perfection of security interests in or the obtaining of insurance with respect to particular assets (including extensions beyond the Closing Date for the perfection of security interests in the assets of the Collateral Guarantors on such date) where it reasonably determines, in consultation with the Borrower, that perfection or obtaining of such items cannot reasonably be accomplished without undue effort or expense or is otherwise impracticable by the time or times required by this Agreement or the other Loan Documents and (y) Liens required to be granted from time to time pursuant to, or any other requirements of, the Collateral and Guarantee Requirement and the Security Documents shall be subject to exceptions and limitations set forth in the Security Documents.

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Section 5.11. Ratings. Use commercially reasonable efforts to obtain within sixty (60) days following the Closing Date and to maintain (a) public ratings from Moody’s and S&P for the Term B-5 Loans and (b) public corporate credit ratings and corporate family ratings from Moody’s and S&P in respect of the Borrower; provided, that in each case, that the Borrower and its subsidiaries shall not be required to obtain or maintain any specific rating.

Section 5.12. Restricted and Unrestricted Subsidiaries. Designate any Subsidiary as an Unrestricted Subsidiary only in accordance with the definition of “Unrestricted Subsidiary” contained herein.

Section 5.13. Post-Closing. Take all necessary actions to satisfy the items described on Schedule 5.13 within the applicable period of time specified in such Schedule.

ARTICLE VI

NEGATIVE COVENANTS

Each of Holdings and the Borrower covenants and agrees with each Lender that from the Closing Date until the Termination Date, unless with the written consent of the requisite Lenders in accordance with Section 9.08, the Borrower will not, and Holdings and the Borrower will not permit any of their respective Subsidiaries to:

Section 6.01. Indebtedness. Incur, create, assume or permit to exist any Indebtedness, except:

(a) (i) Indebtedness, including Capitalized Lease Obligations (other than Indebtedness described in Section 6.01(b), (l), (t), (u), (cc) and (ee) below) existing or committed on the Closing Date; provided that any such Indebtedness that is owed to any person other than the Borrower and/or one or more of the Subsidiaries, in an aggregate amount in excess of $25,000,000 shall be set forth in Schedule 6.01 and (ii) any Permitted Refinancing Indebtedness incurred to Refinance such Indebtedness;

(b) (i) Indebtedness created hereunder (including pursuant to Section 2.21, Section 2.22 or Section 2.23) and under the other Loan Documents and (ii) any Refinancing Notes incurred to Refinance such Indebtedness;

(c) Indebtedness of the Borrower or any Subsidiary pursuant to Hedging Agreements entered into for non-speculative purposes;

(d) Indebtedness owed to (including obligations in respect of letters of credit or bank guarantees or similar instruments for the benefit of) any person providing workers’ compensation, health, disability or other employee benefits or property, casualty or liability insurance to the Borrower or any Subsidiary, pursuant to reimbursement or indemnification obligations to such person, in each case in the ordinary course of business or consistent with past practice or industry practices;

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(e) subject to Section 6.08, Indebtedness of the Borrower to any Subsidiary and of any Subsidiary to the Borrower or any other Subsidiary (including any Loan Proceeds Note or Offering Proceeds Note); provided, that

(i) Indebtedness of any Subsidiary that is not a Loan Party owing to a Loan Party incurred pursuant to this Section 6.01(e) shall be subject to Section 6.04(b);

(ii) Indebtedness owed by any Loan Party to any Subsidiary that is not a Guarantor and Indebtedness of any Guarantor owing to the Borrower incurred pursuant to this Section 6.01(e) shall be subordinated in right of payment to the Loan Obligations pursuant to the Subordinated Intercompany Note; and

(iii) prior to the satisfaction of the Guarantee Permit Condition and the Collateral Permit Condition, any Indebtedness owed by Level 3 Communications or any Loan Proceeds Note guarantor to any Subsidiary that is not a Guarantor shall be subordinated to the obligations in respect of the Loan Proceeds Note pursuant to the Subordinated Intercompany Note;

(f) Indebtedness in respect of performance bonds, bid bonds, appeal bonds, surety bonds and completion guarantees and similar obligations, in each case provided in the ordinary course of business or consistent with past practice or industry practices, including those incurred to secure health, safety and environmental obligations in the ordinary course of business or consistent with past practice or industry practices;

(g) Indebtedness arising from the honoring by a bank or other financial institution of a check, draft or similar instrument drawn against insufficient funds in the ordinary course of business or other cash management services, in each case incurred in the ordinary course of business;

(h) (i) Indebtedness of a Subsidiary acquired after the Closing Date or a person merged or consolidated with the Borrower or any Subsidiary after the Closing Date and Indebtedness otherwise assumed by the Borrower or any Subsidiary in connection with the acquisition of assets or Equity Interests (including a Permitted Business Acquisition), where such acquisition, merger, amalgamation or consolidation is not prohibited by this Agreement; provided, that

(x) Indebtedness acquired or assumed pursuant to this subclause (h)(x) shall be in existence prior to the respective merger or acquisition of assets or Equity Interests (including a Permitted Business Acquisition) and shall not have been created in contemplation thereof or in connection therewith and

(y) after giving effect to the acquisition or assumption of such Indebtedness, the Total Leverage Ratio shall either (A) not be greater than the Amendment No. 1 Total Leverage Ratio or (B) not be greater than the Total Leverage Ratio in effect immediately prior to the acquisition or assumption of such Indebtedness, in each case calculated on a Pro Forma Basis for the then most recently ended Test Period; and

(ii) any Permitted Refinancing Indebtedness incurred to Refinance any such Indebtedness;

(i) Capitalized Lease Obligations (and any Permitted Refinancing Indebtedness in respect thereof) in an aggregate principal amount outstanding, together with the aggregate principal amount of any Indebtedness outstanding pursuant to this Section 6.01(i), not to exceed the greater of (x) $625,000,000 and (y) 43.75% of Pro Forma LTM EBITDA measured at the time of incurrence, creation or assumption (plus any increase in the amount thereof in connection with any refinancing, renewal or extension thereof to the extent such increase is permitted by the definition of “Permitted Refinancing Indebtedness”);

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(j) mortgage financings and other Indebtedness incurred by the Borrower or any Subsidiary prior to or within 360 days after the acquisition, lease, construction, repair, replacement or improvement of fixed or capital assets or any Telecommunications/IS Assets in order to finance such acquisition, lease, construction, repair, replacement or improvement (whether through the direct purchase of property or the Equity Interests of any person owning such property) (and any Permitted Refinancing Indebtedness in respect thereof) in an aggregate principal amount outstanding that immediately after giving effect to the incurrence of such Indebtedness and the use of proceeds thereof, together with the aggregate principal amount of any other Indebtedness outstanding pursuant to this Section 6.01(j), would not exceed the greater of (x) $625,000,000 and (y) 43.75% of Pro Forma LTM EBITDA measured when incurred, created or assumed (plus any increase in the amount thereof in connection with any refinancing, renewal or extension thereof to the extent such increase is permitted by the definition of “Permitted Refinancing Indebtedness”);

(k) Indebtedness of the Borrower or any Subsidiary (including, for the avoidance of doubt, any Guarantees thereof), in an aggregate principal amount not to exceed the greater of (x) $715,000,000 and (y) 50.0% of Pro Forma LTM EBITDA at any time outstanding;

(l) (i) the First Lien Notes issued by the Borrower and (ii) any Permitted Refinancing Indebtedness in respect thereof;

(m) Guarantees not otherwise prohibited by this Agreement (i) by the Borrower of Indebtedness of any Subsidiary that is a Guarantor, (ii) by any Subsidiary that is not a Guarantor of Indebtedness of any other Person that is not a Guarantor and (iii) by any Guarantor of Indebtedness of the Borrower or any Subsidiary that is a Guarantor;

(n) Indebtedness arising from agreements of the Borrower or any Subsidiary providing for indemnification, adjustment of purchase or acquisition price or similar obligations (including earn-outs), in each case, incurred or assumed in connection with any Permitted Business Acquisition or similar Investment or the disposition of any business, assets or a Subsidiary not prohibited by this Agreement;

(o) Indebtedness in respect of letters of credit, bank guarantees, warehouse receipts or similar instruments issued in the ordinary course of business or consistent with past practice or industry practices and not supporting obligations in respect of Indebtedness for borrowed money;

(p) (i) Permitted Consolidated Cash Flow Debt in an aggregate principal amount such that either (a) the Total Leverage Ratio does not exceed 6.00 to 1.00 or (b) the Fixed Charge Coverage Ratio is not less than 2.00 to 1.00 and (ii) any Permitted Refinancing Indebtedness in respect thereof;

(q) obligations in respect of Cash Management Agreements in the ordinary course of business;

(r) Indebtedness incurred in the ordinary course of business in respect of obligations of the Borrower or any Subsidiary to pay the deferred purchase price of goods or services or progress payments in connection with such goods and services; provided, that such obligations are incurred in connection with open accounts extended by suppliers on customary trade terms in the ordinary course of business and not in connection with the borrowing of money or any Hedging Agreements;

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(s) Indebtedness representing deferred compensation to employees, consultants or independent contractors of the Borrower or any Subsidiary incurred in the ordinary course of business;

(t) [reserved];

(u) (i) the Existing Unsecured Notes of the Borrower and (ii) any Permitted Refinancing Indebtedness in respect thereof;

(v) (1) Indebtedness (and, for the avoidance of doubt, the Guarantee thereof) (which may be unsecured or secured on a junior lien basis or a pari passu basis with the Liens securing the Obligations) (the “Incremental Equivalent Debt”); provided that

(i) no Event of Default under Section 7.01(b), (c), (h) or (i) shall have occurred and be continuing or would exist after giving effect to such Indebtedness;

(ii) [reserved];

(iii) such Incremental Equivalent Debt

(A) shall have no borrower (other than a Loan Party) and shall have no guarantor (other than any person that is a Loan Party) (except for (1) persons providing guarantees that are applicable only to periods after the Latest Maturity Date at the time such Incremental Equivalent Debt is incurred, (2) any person guaranteeing such Incremental Equivalent Debt that also guarantees the Loans for so long as such person guarantees such Incremental Equivalent Debt and (3) the Parent Guarantor),

(B) if secured by a Lien on property or assets of Holdings or any Subsidiary, shall not be secured by any Lien on any asset of such person that does not also secure the Loans (except for (1) Liens on customary cash collateral in favor of an agent, letter of credit issuer or similar “fronting” lender, (2) Liens on property or assets applicable only to periods after the Latest Maturity Date at the time such Incremental Equivalent Debt is incurred and (3) any Liens on property or assets to the extent that a Lien on such property or asset is also added for the benefit of all Lenders for so long as such Liens secure such Incremental Equivalent Debt);

(C) if in the form of term debt, shall have a Weighted Average Life to Maturity no shorter than the remaining Weighted Average Life to Maturity of the Term B Loans,

(D) if in the form of term debt, shall not be subject to any maturity, mandatory redemption, repurchase, prepayment or sinking fund obligation (other than customary offers to repurchase and prepayment events upon a change of control, asset sale or event of loss (or from the proceeds of an equity offering or Permitted Refinancing Indebtedness) and a customary acceleration right after an event of default) prior to the then Latest Maturity Date,

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(E) if in the form of term debt, shall have a final maturity no earlier than the Latest Maturity Date in effect at the date of incurrence of such Incremental Equivalent Debt, and

(F) to the extent secured by a Lien on Collateral, shall be subject to the First Lien/First Lien Intercreditor Agreement or a Permitted Junior Intercreditor Agreement, as applicable;

(iv) such Incremental Equivalent Debt shall have terms and conditions (other than (A) pricing, rate floors, discounts, fees, premiums and optional prepayment, redemption provisions or change of control, (B) covenants or other provisions applicable only to periods after the Latest Maturity Date at the time of incurrence of such Indebtedness and (C) with respect to Incremental Equivalent Debt in the form of revolving indebtedness, a customary financial covenant) that in the good faith judgment of the Borrower are either (x) not materially less favorable (when taken as a whole) to the Borrower than the terms and conditions of the Loan Documents (when taken as a whole) or (y) customary or market terms (when taken as a whole) for the type of Indebtedness incurred, in light of then-applicable market conditions (in the case of each of clauses (x) and (y), as determined in good faith by the Borrower);

(v) [reserved]; and

(vi) the aggregate principal amount of all Incremental Equivalent Debt (together with all Incremental Loans and Incremental Commitments) then outstanding shall not exceed the Incremental Amount available at the time such Incremental Equivalent Debt was incurred (which amount shall be calculated assuming that any commitments in respect of such Incremental Equivalent Debt being established are fully drawn); and

(2) any Permitted Refinancing Indebtedness incurred to Refinance such Incremental Equivalent Debt;

(w) (i) Subordinated Indebtedness of Holdings; provided, that

(A) no Event of Default under Section 7.01(b), (c), (h) or (i) has occurred and is continuing or would result therefrom;

(B) [reserved];

(C) does not provide for the payment of cash interest on such Indebtedness prior to the Latest Maturity Date in effect at the time of incurrence of such Indebtedness; and

(D) (1) does not provide for payments of principal of such Indebtedness at stated maturity or by way of a sinking fund applicable thereto or by way of any mandatory redemption, defeasance, retirement or repurchase thereof by Holdings (including any redemption, retirement or repurchase which is contingent upon events or circumstances, but excluding any retirement required by virtue of the acceleration of any payment with respect to such Indebtedness upon any event of default thereunder), in each case on or prior to the Latest Maturity Date in effect at the time of incurrence of such Indebtedness, and (2) does not permit redemption or other retirement (including pursuant to an offer to purchase

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made by Holdings but excluding through conversion into capital stock of Holdings, other than Disqualified Stock, without any payment by Holdings or its Subsidiaries to the holders thereof) of such Indebtedness at the option of the holder thereof on or prior to the Latest Maturity Date in effect at the time of incurrence of such Indebtedness then outstanding, and

(ii) any Permitted Refinancing Indebtedness in respect thereof;

(x) Indebtedness issued by the Borrower or any Subsidiary to current or former officers, directors and employees, their respective estates, spouses or former spouses to finance the purchase or redemption of Equity Interests of the Borrower permitted by Section 6.06;

(y) Indebtedness consisting of obligations of the Borrower or any Subsidiary under deferred compensation or other similar arrangements incurred by such person in connection with any Investment permitted hereunder;

(z) Indebtedness consisting of (i) the financing of insurance premiums or (ii) take-or-pay obligations contained in supply arrangements, in each case, in the ordinary course of business;

(aa) any Qualified Securitization Facilities; provided that the Priority Net Leverage Ratio after giving effect to the incurrence of such Indebtedness and the application of the proceeds thereof shall not be greater than the Priority Net Leverage Ratio in effect immediately prior to the incurrence of such Indebtedness and the application of the proceeds thereof, in each case calculated on a Pro Forma Basis for the then most recently ended Test Period;

(bb) any Qualified Receivable Facilities in an Outstanding Receivables Amount not to exceed the greater of (x) $900,000,000 and (y) 60.0% of Pro Forma LTM EBITDA at any time outstanding;

(cc) (i) the Existing 2027 Term Loans of the Borrower outstanding as of the Closing Date and (ii) any Permitted Refinancing Indebtedness in respect thereof;

(dd) any Qualified Digital Products Facilities; provided, that the Priority Net Leverage Ratio after giving effect to the incurrence of such Indebtedness and the application of the proceeds thereof shall not be greater than the Priority Net Leverage Ratio in effect immediately prior to the incurrence of such Indebtedness and the application of the proceeds thereof, in each case calculated on a Pro Forma Basis for the then most recently ended Test Period; provided, further, that the Borrower shall cause the Net Proceeds thereof to be applied to (x) prepay, repurchase, redeem or otherwise discharge the Obligations, the First Lien Notes and Other First Lien Debt (other than, for the avoidance of doubt, the LVLT Limited Guarantee) and/or (y) prepay, repurchase, redeem or otherwise discharge Indebtedness secured by a Junior Lien, in each case in accordance with Section 2.11(b) and Section 2.10(c);

(ee) (i) the LVLT Limited Guarantee; provided, that the aggregate principal amount thereof shall not exceed $150,000,000 and (ii) any Permitted Refinancing Indebtedness in respect thereof;

(ff) Indebtedness outstanding on the Closing Date owing by Level 3 Communications to Holdings pursuant to the Parent Intercompany Note;

(gg) Existing QC Debt and any Permitted QC Refinancing Debt; and

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(hh) all premiums (if any), interest (including post-petition interest and paid-in-kind interest), fees, expenses, charges and additional or contingent interest on obligations described in clauses (a) through (gg) above.

For purposes of determining compliance with this Section 6.01 or Section 6.02, the amount of any Indebtedness denominated in any currency other than Dollars shall be calculated based on currency exchange rates in effect, in the case of such Indebtedness incurred (in respect of term Indebtedness) or committed (in respect of revolving Indebtedness) on or prior to the Closing Date, on the Closing Date and, in the case of such Indebtedness incurred (in respect of term Indebtedness) or committed (in respect of revolving Indebtedness) after the Closing Date, on the date on which such Indebtedness was incurred (in respect of term Indebtedness) or committed (in respect of revolving Indebtedness); provided, that if such Indebtedness is incurred to refinance other Indebtedness denominated in a currency other than Dollars (or in a different currency from the Indebtedness being refinanced), and such refinancing would cause the applicable Dollar-denominated restriction to be exceeded if calculated at the relevant currency exchange rate in effect on the date of such refinancing, such Dollar-denominated restriction shall be deemed not to have been exceeded so long as the principal amount of such refinancing Indebtedness does not exceed (i) the outstanding or committed principal amount, as applicable, of such Indebtedness being refinanced plus (ii) the aggregate amount of fees, underwriting discounts, premiums (including tender premiums), defeasance costs and other costs and expenses incurred in connection with such refinancing.

Further, for purposes of determining compliance with this Section 6.01:

(i) Indebtedness need not be permitted solely by reference to one category of permitted Indebtedness (or any portion thereof) described in Sections 6.01(a) through (gg) but may be permitted in part under any relevant combination thereof (and subject to compliance, where relevant, with Section 6.02);

(ii) in the event that an item of Indebtedness (or any portion thereof), at any time, meets the criteria of one or more of the categories of permitted Indebtedness (or any portion thereof) described in Sections 6.01(a) through (gg), the Borrower may, in its sole discretion, classify, reclassify or divide such item of Indebtedness (or any portion thereof) in any manner that complies with this Section 6.01 (including, in the case of Indebtedness incurred on the same day, electing the order in which such Indebtedness shall be deemed incurred for purposes of computing the available amount under any category) and will be entitled to only include the amount and type of such item of Indebtedness (or any portion thereof) in one of the above clauses (or any portion thereof) and such item of Indebtedness (or any portion thereof) shall be treated as having been incurred or existing pursuant to only such clause or clauses (or any portion thereof); provided, that (A) all Indebtedness outstanding under this Agreement shall at all times be deemed to have been incurred pursuant to clause (b) of this Section 6.01 and (B) all Indebtedness outstanding under the LVLT Limited Guarantee shall at all times be deemed to have been incurred pursuant to clause (ee) of this Section 6.01; and

(iii) at the option of the Borrower by written notice to the Administrative Agent, any Indebtedness and/or Lien incurred to finance a Limited Condition Transaction shall be deemed to have been incurred on the date of execution of the acquisition agreement, the declaration of the dividend by the Board of Directors of the Borrower or the applicable Subsidiary or the giving of the irrevocable notice of repayment or redemption, as applicable, related to such Limited Condition Transaction (and not at the time such Limited Condition

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Transaction is consummated) and the First Lien Leverage Ratio, Total Leverage Ratio, Priority Net Leverage Ratio, Fixed Charge Coverage Ratio and/or compliance with Pro Forma LTM EBITDA shall be tested (x) in connection with such incurrence, as of the date of execution of the acquisition agreement, the declaration of the dividend by the Board of Directors of the Borrower or the applicable Subsidiary or the giving of the irrevocable notice of repayment or redemption, as applicable related to such Limited Condition Transaction was entered into, giving pro forma effect to such Limited Condition Transaction, to any such Indebtedness or Lien, and to all transactions in connection therewith and (y) in connection with any other incurrence after the date definitive acquisition agreement was entered into, the date of declaration of the dividend by the Board of Directors of the Borrower or the applicable Subsidiary or the date of giving of the irrevocable notice of repayment or redemption, as applicable related to such Limited Condition Transaction and prior to the earlier of the consummation of such Limited Condition Transaction or the termination of such definitive agreement or abandonment of such dividend, repayment or redemption prior to the incurrence (but not, for the avoidance of doubt, for purposes of determining the Applicable Margin), both (i) on the basis set forth in clause (x) above and (ii) without giving effect to such Limited Condition Transaction or the incurrence of any such Indebtedness or Liens or the other transactions in connection therewith.

In addition, with respect to any Indebtedness that was permitted to be incurred hereunder on the date of such incurrence, any Increased Amount of such Indebtedness shall also be permitted hereunder after the date of such incurrence.

This Agreement will not treat (x) unsecured Indebtedness as subordinated or junior in right of payment to secured Indebtedness merely because it is unsecured or (y) senior Indebtedness as subordinated or junior in right of payment to any other senior Indebtedness merely because it has a junior priority with respect to the same collateral.

Accrual of interest, accrual of dividends, the accretion of accreted value, the accretion or amortization of original issue discount, the payment of interest in the form of additional Indebtedness, the payment of dividends in the form of additional shares of Disqualified Stock or the reclassification of commitments or obligations not treated as Indebtedness due to a change in GAAP will not be deemed to be an incurrence of Indebtedness for purposes of this Section 6.01 (or, for the avoidance of doubt the incurrence of a Lien for purposes of Section 6.02).

For the avoidance of doubt, Permitted Refinancing Indebtedness (and all subsequent refinancings thereof with Permitted Refinancing Indebtedness) or any Refinancing Notes shall not increase the amount of Indebtedness that is permitted to be incurred pursuant to any provision of this Section 6.01 other than, in each case, as permitted by the definitions of Permitted Refinancing Indebtedness or Refinancing Notes with respect to each such incurrence of Permitted Refinancing Indebtedness or Refinancing Notes, as applicable.

Notwithstanding anything to the contrary herein or in any other Loan Document:

(A) any Indebtedness (including all intercompany loans and Guarantees of Indebtedness but excluding the Loan Proceeds Note and any guarantees in respect thereof) incurred after the Closing Date owed by the Borrower or a Subsidiary to the Borrower or a Subsidiary shall be subordinated in right of payment to the Loan Obligations pursuant to the Subordinated Intercompany Note or other customary payment subordination provisions (this clause, the “Double-Dip Provision”);

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(B) a LVLT/Lumen Qualified Digital Products Facility shall only be permitted under this Section 6.01 to the extent (w) a LVLT Subsidiary owns a percentage of the Equity Interests of the applicable LVLT/Lumen Digital Products Subsidiary that corresponds to the SPE Relevant Assets Percentage with respect to such LVLT/Lumen Qualified Digital Products Facility, (x) such LVLT Subsidiary receives a portion of the proceeds of such LVLT/Lumen Qualified Digital Products Facility equal to or greater than the SPE Relevant Assets Percentage with respect to such LVLT/Lumen Qualified Digital Products Facility, (y) all distributions by the applicable LVLT/Lumen Digital Products Subsidiary are made ratably based on the percentage of Equity Interests of the applicable LVLT/Lumen Digital Products Subsidiary owned by LVLT Subsidiary and the Non-LVLT Entity and (z) the Borrower shall apply (or cause to be applied) the Net Proceeds thereof to be applied to (a) prepay, repurchase, redeem or otherwise discharge the Obligations, the Term Loans and Other First Lien Debt (other than, for the avoidance of doubt, the LVLT Limited Guarantee) and/or (b) prepay, repurchase, redeem or otherwise discharge Indebtedness secured by a Junior Lien, in each case in accordance with Section 2.11(b);

(C) a LVLT/Lumen Qualified Securitization Facility shall only be permitted under this Section 6.01 to the extent (w) a LVLT Subsidiary owns a percentage of the Equity Interests of the applicable LVLT/Lumen Securitization Subsidiary that corresponds to the SPE Relevant Assets Percentage with respect to such LVLT/Lumen Qualified Securitization Facility, (x) such LVLT Subsidiary receives a portion of the proceeds of such LVLT/Lumen Qualified Securitization Facility equal to or greater than the SPE Relevant Assets Percentage with respect to such LVLT/Lumen Qualified Securitization Facility and (y) all distributions by the applicable LVLT/Lumen Securitization Subsidiary are made ratably based on the percentage of Equity Interests of the applicable LVLT/Lumen Securitization Subsidiary owned by LVLT Subsidiary and the Non-LVLT Entity.

Section 6.02. Liens. Create, incur, assume or permit to exist any Lien on any property or assets (including stock or other securities of any person) of the Borrower or any Subsidiary now owned or hereafter acquired by it, except the following (collectively, “Permitted Liens”):

(a) Liens on property or assets of the Borrower and the Subsidiaries existing on the Closing Date and, to the extent securing Indebtedness in an aggregate principal amount in excess of $25,000,000, set forth on Schedule 6.02 and any modifications, replacements, renewals or extensions thereof; provided, that such Liens shall secure only those obligations that they secure on the Closing Date (and any Permitted Refinancing Indebtedness in respect of such obligations permitted by Section 6.01) and shall not subsequently apply to any other property or assets of the Borrower or any Subsidiary other than (A) after-acquired property that is affixed or incorporated into the property covered by such Lien and (B) proceeds and products thereof;

(b) any Lien created under the Loan Documents and Liens under the applicable security documents securing obligations in respect of Secured Hedge Agreements and Secured Cash Management Agreements;

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(c) any Lien on any property or asset of the Borrower or any Subsidiary securing Indebtedness or Permitted Refinancing Indebtedness permitted by Section 6.01(h); provided, that (i) such Lien is not created in contemplation of or in connection with such acquisition or such person becoming a Subsidiary, as the case may be, and (ii) such Lien does not apply to any other property or assets of the Borrower or any of the Subsidiaries not securing such Indebtedness at the date of the acquisition of such property or asset and accessions and additions thereto and proceeds and products thereof (other than accessions thereto and proceeds thereof so acquired or any after-acquired property of such person becoming a Subsidiary (but not of the Borrower or any other Loan Party, other than any Loan Party into which such acquired entity is merged) required to be subjected to such Lien pursuant to the terms of such Indebtedness (and Permitted Refinancing Indebtedness in respect thereof));

(d) Liens for Taxes, assessments or other governmental charges or levies not yet delinquent by more than 30 days or that are being contested in good faith in compliance with Section 5.03;

(e) Liens imposed by law, constituting landlord’s, carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s, supplier’s, construction or other like Liens, securing obligations that are not overdue by more than 30 days or that are being contested in good faith by appropriate proceedings and in respect of which, if applicable, the Borrower or any Subsidiary shall have set aside on its books reserves in accordance with GAAP;

(f) (i) pledges and deposits and other Liens made in the ordinary course of business in compliance with the Federal Employers Liability Act or any other workers’ compensation, unemployment insurance and other social security laws or regulations and deposits securing liability to insurance carriers under insurance or self-insurance arrangements in respect of such obligations and (ii) pledges and deposits and other Liens securing liability for reimbursement or indemnification obligations of (including obligations in respect of letters of credit or bank guarantees for the benefit of) insurance carriers providing property, casualty or liability insurance to the Borrower or any Subsidiary;

(g) deposits and other Liens to secure the performance of bids, trade contracts (other than for Indebtedness), leases (other than Capitalized Lease Obligations), statutory obligations, surety and appeal bonds, performance and return of money bonds, bids, leases, government contracts, trade contracts, agreements with utilities, and other obligations of a like nature (including letters of credit in lieu of any such bonds or to support the issuance thereof), in each case to the extent such deposits and other Liens are incurred in the ordinary course of business, including those incurred to secure health, safety and environmental obligations in the ordinary course of business;

(h) zoning, land use and building restrictions, regulations and ordinances, easements, survey exceptions, minor encroachments by and on the Real Property, railroad trackage rights, sidings and spur tracks, leases (other than Capitalized Lease Obligations), subleases, licenses, special assessments, rights-of-way, covenants, conditions, restrictions and declarations on or with respect to the use of Real Property, reservations, restrictions and leases of or with respect to oil, gas, mineral, riparian and water rights and water usage, servicing agreements, development agreements, site plan agreements and other similar encumbrances incurred in the ordinary course of business and title defects or irregularities that are of a minor nature and that, in the aggregate, do not interfere in any material respect with the ordinary conduct of the business of the Borrower or any Subsidiary;

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(i) Liens securing Indebtedness permitted by Sections 6.01(i) and 6.01(j); provided, that such Liens do not apply to any property or assets of the Borrower or any Subsidiary other than the property or assets acquired, leased, constructed, replaced, repaired or improved with such Indebtedness (or the Indebtedness Refinanced thereby), and accessions and additions thereto, proceeds and products thereof, customary security deposits and related property; provided, further, that individual financings provided by one lender may be cross-collateralized to other financings provided by such lender (and its Affiliates);

(j) [reserved];

(k) non-consensual Liens securing judgments that do not constitute an Event of Default under Section 7.01(j);

(l) any interest or title of a ground lessor or any other lessor, sublessor or licensor under any ground leases or any other leases, subleases or licenses entered into by the Borrower or any Subsidiary in the ordinary course of business, and all Liens suffered or created by any such ground lessor or any other lessor, sublessor or licensor (or any predecessor in interest) with respect to any such interest or title in the real property which is subject thereof;

(m) Liens that are contractual rights of set-off (i) relating to the establishment of depository relations with banks and other financial institutions not given in connection with the issuance of Indebtedness, (ii) relating to pooled deposits, sweep accounts, reserve accounts or similar accounts of the Borrower or any Subsidiary to permit satisfaction of overdraft or similar obligations incurred in the ordinary course of business of the Borrower or any Subsidiary, including with respect to credit card charge-backs and similar obligations, or (iii) relating to purchase orders and other agreements entered into with customers, suppliers or service providers of the Borrower or any Subsidiary in the ordinary course of business;

(n) Liens (i) arising solely by virtue of any statutory or common law provision relating to banker’s liens, rights of set-off or similar rights, (ii) attaching to commodity trading accounts or other commodity brokerage accounts incurred in the ordinary course of business, (iii) encumbering reasonable customary initial deposits and margin deposits and similar Liens attaching to brokerage accounts incurred in the ordinary course of business and not for speculative purposes, (iv) in respect of Third Party Funds related to transactions not otherwise prohibited by the terms of this Agreement or (v) in favor of credit card companies pursuant to agreements therewith;

(o) Liens securing obligations in respect of letters of credit, bank guarantees, warehouse receipts or similar obligations permitted under Section 6.01(f) or (o) and incurred in the ordinary course of business or consistent with past practice or industry practices and not supporting obligations in respect of Indebtedness for borrowed money;

(p) leases or subleases, and licenses or sublicenses (including with respect to any fixtures, furnishings, equipment, vehicles or other personal property or Intellectual Property) granted to others in the ordinary course of business not interfering in any material respect with the business of the Borrower and the Subsidiaries, taken as a whole;

(q) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods;

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(r) Liens solely on any cash earnest money deposits made by the Borrower or any of the Subsidiaries in connection with any letter of intent or purchase agreement in respect of any Investment permitted hereunder;

(s) Liens with respect to property or assets of any Subsidiary that is not a Loan Party securing obligations in respect of Indebtedness of any Person that is not a Loan Party permitted under Section 6.01;

(t) Liens on any amounts held by a trustee under any indenture or other debt agreement issued in escrow pursuant to customary escrow arrangements pending the release thereof, or under any indenture or other debt agreement pursuant to customary discharge, redemption or defeasance provisions;

(u) the prior rights of consignees and their lenders under consignment arrangements entered into in the ordinary course of business;

(v) agreements to subordinate any interest of the Borrower or any Subsidiary in any accounts receivable or other proceeds arising from inventory consigned by the Borrower or any of the Subsidiaries pursuant to an agreement entered into in the ordinary course of business;

(w) Liens arising from precautionary Uniform Commercial Code financing statements regarding operating leases or other obligations not constituting Indebtedness;

(x) Liens (i) on Equity Interests in joint ventures that are not Subsidiaries (A) securing obligations of such joint venture or (B) pursuant to the relevant joint venture agreement or arrangement and (ii) on Equity Interests in Unrestricted Subsidiaries securing obligations solely of the Unrestricted Subsidiaries;

(y) Liens on securities that are the subject of repurchase agreements constituting Permitted Investments under clause (c) of the definition thereof;

(z) Liens on Collateral that are Other First Liens securing Indebtedness permitted pursuant to Section 6.01(l) and Section 6.01(ee); provided, that such Liens are subject to the First Lien/First Lien Intercreditor Agreement;

(aa) Liens securing insurance premiums financing arrangements; provided, that such Liens are limited to the applicable unearned insurance premiums;

(bb) in the case of Real Property that constitutes a leasehold interest, any Lien to which the fee simple interest (or any superior leasehold interest) is subject;

(cc) Liens securing Indebtedness or other obligations (i) of the Borrower or a Subsidiary in favor of the Borrower or any Guarantor and (ii) of any Subsidiary that is not a Guarantor in favor of any Person that is not a Guarantor;

(dd) Liens on cash or Permitted Investments securing Hedging Agreements entered into for non-speculative purposes in the ordinary course of business submitted for clearing in accordance with applicable Requirements of Law;

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(ee) Liens on goods or inventory the purchase, shipment or storage price of which is financed by a documentary letter of credit or bank guarantee issued or created for the account of the Borrower or any Subsidiary in the ordinary course of business; provided, that such Lien secures only the obligations of the Borrower or such Subsidiaries in respect of such letter of credit, bank guarantee or banker’s acceptance to the extent permitted under Section 6.01;

(ff) Subordination, non-disturbance and/or attornment agreements with any ground lessor, lessor or any mortgagor of any of the foregoing, with respect to any ground lease or other lease or sublease entered into by Borrower or any Subsidiary;

(gg) Liens on Collateral that are Other First Liens or Junior Liens, so long as such Other First Liens or Junior Liens secure Indebtedness permitted by Section 6.01(b) or Section 6.01(v) and such Liens are subject to the First Lien/First Lien Intercreditor Agreement or a Permitted Junior Intercreditor Agreement, as applicable;

(hh) liens arising out of conditional sale, title retention or similar arrangements for the sale or purchase of goods by the Borrower or any of the Subsidiaries in the ordinary course of business;

(ii) with respect to any Real Property which is acquired in fee after the Closing Date, Liens which exist immediately prior to the date of acquisition, excluding any Liens securing Indebtedness which is not otherwise permitted hereunder; provided, that (i) such Lien is not created in contemplation of or in connection with such acquisition and (ii) such Lien does not apply to any other property or assets of the Borrower or any of the Subsidiaries;

(jj) Liens in an aggregate outstanding principal amount that immediately after giving effect to the incurrence of such Liens, would not exceed the greater of (x) $715,000,000 and (y) 50.0% of Pro Forma LTM EBITDA at any time outstanding;

(kk) (i) Liens on Collateral that are Second Liens securing additional Indebtedness permitted pursuant to Section 6.01, and (ii) Liens on Collateral that secure additional Indebtedness permitted pursuant to Section 6.01 on a basis that is junior to any Liens permitted pursuant to clause (i) above; provided that, in the case of clauses (i) and (ii) above, such Liens are subject to a Permitted Junior Intercreditor Agreement;

(ll) (i) Liens (including precautionary lien filings) in respect of the Disposition of Receivables, and Liens granted with respect to such Receivables by the relevant Receivables Subsidiary, in connection with any Qualified Receivable Facility permitted by Section 6.01(bb), (ii) Liens (including precautionary lien filings) in respect of the Disposition of Securitization Assets, and Liens granted with respect to such Securitization Assets by the relevant Securitization Subsidiary, in connection with any Qualified Securitization Facility permitted by Section 6.01(aa) and (iii) Liens (including precautionary lien filings) in respect of the Disposition of Digital Products, and Liens granted with respect to such Digital Products by the relevant Digital Products Subsidiary, in connection with any Qualified Digital Products Facility permitted by Section 6.01(dd);

(mm) Liens on specific assets in favor of any Governmental Authority, which Liens are required in order to obtain funding under any fiber deployment program of a Governmental Authority; or

(nn) Liens on Collateral that are Other First Liens so long as such Other First Liens secure Indebtedness permitted by Section 6.01(cc) and such Liens are subject to the First Lien/First Lien Intercreditor Agreement.

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For purposes of determining compliance with this Section 6.02, (x) a Lien securing an item of Indebtedness need not be permitted solely by reference to one category of permitted Liens (or any portion thereof) described in Section 6.02(a) through (nn) but may be permitted in part under any combination thereof and (y) in the event that a Lien securing an item of Indebtedness (or any portion thereof) meets the criteria of one or more of the categories of permitted Liens (or any portion thereof) described in Section 6.02(a) through (nn), the Borrower may, at any time, in its sole discretion, classify, reclassify or divide such Lien securing such item of Indebtedness (or any portion thereof) in any manner that complies with this Section 6.02 (including, in the case of Lien incurred on the same day, electing the order in which such Lien shall be deemed incurred for purposes of computing the available amount under any category) and will be entitled to only include the amount and type of such Lien or such item of Indebtedness secured by such Lien (or any portion thereof) in one of the above clauses and such Lien securing such item of Indebtedness (or portion thereof) will be treated as being incurred or existing pursuant to only such clause or clauses (or any portion thereof).

Section 6.03. [Reserved].

Section 6.04. Investments, Loans and Advances. (i) Purchase or acquire (including pursuant to any merger with a person that is not a Wholly-Owned Subsidiary immediately prior to such merger) any Equity Interests, evidences of Indebtedness or other securities of any other person, (ii) make any loans, capital contributions or advances to or Guarantees of the Indebtedness of any other person, or (iii) purchase or otherwise acquire, in one transaction or a series of related transactions, (x) all or substantially all of the property and assets or business of another person or (y) assets constituting a business unit, line of business or division of such person (each of the foregoing, an “Investment”), except:

(a) Investments in respect of (x) intercompany liabilities incurred in connection with payroll, cash management, purchasing, insurance, tax, licensing, management, technology and accounting operations of the Borrower and the Subsidiaries and (y) intercompany loans, advances or Indebtedness having a term not exceeding 364 days (inclusive of any roll-overs or extensions of terms), in each case of clause (x) and (y), made in the ordinary course of business or consistent with industry practice;

(b) Investments by the Borrower or any Subsidiary in the Borrower or any Subsidiary;

(c) Permitted Investments and Investments that were Permitted Investments when made;

(d) Investments arising out of the receipt by the Borrower or any Subsidiary of non-cash consideration for the Disposition of assets permitted under Section 6.05 to a person that is not the Borrower, a Subsidiary thereof or any Affiliate of the foregoing;

(e) loans and advances to officers, directors, employees or consultants of the Borrower or any Subsidiary (i) in the ordinary course of business in an aggregate outstanding amount (valued at the time of the making thereof, and without giving effect to any write-downs or write-offs thereof) not to exceed the greater of $100,000,000 and 10% of Pro Forma LTM EBITDA, (ii) in respect of payroll payments and expenses in the ordinary course of business and (iii) in connection with such person’s purchase of Equity Interests of the Borrower;

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(f) accounts receivable, security deposits and prepayments arising and trade credit granted in the ordinary course of business and any assets or securities received in satisfaction or partial satisfaction thereof from financially troubled account debtors to the extent reasonably necessary in order to prevent or limit loss and any prepayments and other credits to suppliers made in the ordinary course of business;

(g) Hedging Agreements entered into for non-speculative purposes and any guarantees in respect thereof;

(h) Investments existing on, or contractually committed as of, the Closing Date and set forth on Schedule 6.04 and any extensions, renewals, replacements or reinvestments thereof, so long as the aggregate amount of all Investments pursuant to this clause (h) is not increased at any time above the amount of such Investment existing or committed on the Closing Date (other than pursuant to an increase as required by the terms of any such Investment as in existence on the Closing Date or as otherwise permitted by this Section 6.04);

(i) Investments resulting from pledges and deposits under Sections 6.02(f), (g), (n), (q), (r), and (hh);

(j) Investments by the Borrower or any Subsidiary in an aggregate amount not to exceed the greater of (x) $787,500,000 and (y) 52.5% of Pro Forma LTM EBITDA at any time outstanding; provided, that if any Investment pursuant to this Section 6.04(j) is made in any person that was not a Subsidiary on the date on which such Investment was made but becomes a Subsidiary thereafter, then such Investment may, at the option of the Borrower, upon such person becoming a Subsidiary and so long as such person remains a Subsidiary, be deemed to have been made pursuant to Section 6.04(b) (to the extent permitted by the provisions thereof) and not in reliance on this Section 6.04(j);

(k) Investments in persons engaged in the Telecommunications/IS Business (including pursuant to a Permitted Business Acquisition) in the aggregate amount not to exceed the greater of (x) $400,000,000 and (y) 30% of Pro Forma LTM EBITDA at any time outstanding;

(l) (i) Investments received in connection with the bankruptcy or reorganization of, or settlement of delinquent accounts and disputes with or judgments against, customers and suppliers, in each case in the ordinary course of business or Investments acquired by the Borrower or a Subsidiary as a result of a foreclosure by the Borrower or any of the Subsidiaries with respect to any secured Investments or other transfer of title with respect to any secured Investment in default and (ii) Investments in connection with tax planning and related transactions in the ordinary course of business that do not result in the release of any Guarantor or any material portion of the Collateral;

(m) Investments of a Subsidiary acquired after the Closing Date or of a person merged into the Borrower or merged into or consolidated with a Subsidiary after the Closing Date, in each case, (i) to the extent such acquisition, merger, amalgamation or consolidation is permitted under this Section 6.04, (ii) in the case of any acquisition, merger, amalgamation or consolidation, in accordance with Section 6.05 and (iii) to the extent that such Investments were not made in contemplation of or in connection with such acquisition, merger, amalgamation or consolidation and were in existence on the date of such acquisition, merger, amalgamation or consolidation;

(n) acquisitions by the Borrower of obligations of one or more officers or other employees of the Borrower or the Subsidiaries in connection with such officer’s or employee’s acquisition of Equity Interests of the Borrower or any parent company thereof, so long as no cash is actually advanced by the Borrower or any of the Subsidiaries to such officers or employees in connection with the acquisition of any such obligations;

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(o) Guarantees by the Borrower or any Subsidiary of operating leases (other than Capitalized Lease Obligations) or of other obligations that do not constitute Indebtedness of the kind described in clauses (a), (b), (e), (f), (g), (h), (i), (j) or (k) of the definition thereof, in each case entered into by the Borrower or any Subsidiary in the ordinary course of business;

(p) Investments to the extent that payment for such Investments is made with Qualified Equity Interests of the Borrower;

(q) Investments in the ordinary course of business consisting of Uniform Commercial Code Article 3 endorsements for collection or deposit and Uniform Commercial Code Article 4 customary trade arrangements with customers;

(r) bona fide Investments of Digital Product Assets in (i) Unrestricted Subsidiaries, (ii) joint ventures that are minority-owned by the Borrower or a Subsidiary or (iii) a Digital Products Subsidiary in an aggregate amount under this clause (r) not to exceed the greater of (x) $850,000,000 and (y) 60.0% of Pro Forma LTM EBITDA;

(s) (i) advances in the form of a prepayment of expenses, so long as such expenses are being paid in accordance with customary trade terms of the Borrower or such Subsidiary and (ii) Investments in connection with implementation costs associated with Foreign Subsidiaries in the ordinary course of business that do not result in the release of any Guarantor or any material portion of the Collateral;

(t) Investments by the Borrower and the Subsidiaries, if the Borrower or any Subsidiary would otherwise be permitted to make a Restricted Payment under Section 6.06(g) in such amount (provided, that the amount of any such Investment shall also be deemed to be a Restricted Payment (and shall reduce capacity) under Section 6.06(g) for all purposes of this Agreement);

(u) [reserved];

(v) Investments consisting of the licensing or contribution of Intellectual Property pursuant to joint marketing or other similar arrangements with other persons;

(w) to the extent constituting Investments, purchases and acquisitions of inventory, supplies, materials and equipment or purchases of contract rights, or licenses or sublicenses of Intellectual Property, in each case, in the ordinary course of business;

(x) any Investment in fixed income or other assets by any Subsidiary that is a so-called “captive” insurance company (each, an “Insurance Subsidiary”) consistent with its customary practices of portfolio management;

(y) Investments necessary to consummate the Transactions;

(z) Investments in connection with any (i) Qualified Securitization Facility permitted under Section 6.01(aa), (ii) Qualified Receivable Facility permitted under Section 6.01(bb) and (iii) Qualified Digital Products Facility permitted under Section 6.01(dd);

(aa) advances to Lumen pursuant to the Lumen Intercompany Revolving Loan in an amount at any time outstanding not to exceed $1,825,000,000; provided, that such advances are made in the ordinary course of business;

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(bb) unlimited Investments; provided that the Total Leverage Ratio on a Pro Forma Basis for the Test Period immediately preceding the making of such Investment shall be less than or equal to 6.25 to 1.00;

(cc) Investments in an amount not to exceed the Available Amount; provided that at the time of such Investment and immediately after giving effect thereto, no Event of Default shall have occurred and be continuing;

(dd) Investments (i) received as a capital contribution to the Borrower after the Amendment No. 2 Effective Date or (ii) acquired by the Borrower or any Subsidiary (including through merger or consolidation) for consideration consisting of (a) Equity Interests (other than Disqualified Stock) of the Borrower or any Guarantor or (b) Equity Interests (other than preferred stock) of any non-Guarantor Subsidiary; and

(ee) Investments consisting of Guarantee obligations with respect to Indebtedness permitted under Section 6.01 (other than Sections 6.01(g), (r), (t), (u) and (z)).

For purposes of determining compliance with this Section 6.04, (A) an Investment need not be permitted solely by reference to one category of permitted Investments (or any portion thereof) described in Sections 6.04(a) through (dd) but may be permitted in part under any relevant combination thereof and (B) in the event that an Investment (or any portion thereof) at any time meets the criteria of one or more of the categories of permitted Investments (or any portion thereof) described in Sections 6.04(a) through (dd), the Borrower may, in its sole discretion, classify, reclassify or divide such Investment (or any portion thereof) in any manner that complies with this Section 6.04 and will be entitled to only include the amount and type of such Investment (or any portion thereof) in one or more (as relevant) of the above clauses (or any portion thereof) and such Investment (or any portion thereof) shall be treated as having been made or existing pursuant to only such clause or clauses (or any portion thereof); provided, that all Investments described in Schedule 6.04 shall be deemed outstanding under Section 6.04(h).

The amount of any Investment made other than in the form of cash, Permitted Investments or other cash equivalents shall be the Fair Market Value thereof valued at the time of the making thereof, and without giving effect to any subsequent write-downs or write-offs thereof.

Section 6.05. Mergers, Consolidations, Sales of Assets and Acquisitions. Merge into, amalgamate with or consolidate with any other person, or permit any other person to merge into, amalgamate with or consolidate with it, or Dispose of (in one transaction or in a series of related transactions) all or any part of its assets (whether now owned or hereafter acquired), or Dispose of any Equity Interests of any Subsidiary, or purchase, lease or otherwise acquire (in one transaction or a series of related transactions) all or substantially all of the assets of any other person or division or line of business of a person, except that this Section 6.05 shall not prohibit:

(a) (i) the purchase and Disposition of inventory or equipment, (ii) the acquisition or lease (pursuant to an operating lease) of any other asset, (iii) the Disposition of surplus, obsolete, damaged or worn out equipment or other tangible property and (iv) the Disposition of Permitted Investments, in each case pursuant to this clause (a) (as determined in good faith by the Borrower), by the Borrower or any Subsidiary in the ordinary course of business or, with respect to operating leases, otherwise for Fair Market Value on market terms;

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(b) any of the following actions:

(i) the merger, amalgamation or consolidation of any Subsidiary or other person with or into the Borrower in a transaction in which the Borrower is the survivor;

(ii) the merger, amalgamation or consolidation of any Subsidiary or other person with or into any Collateral Guarantor or Holdings in a transaction in which the surviving or resulting entity is or becomes a Collateral Guarantor or such Collateral Guarantor or Holdings is the surviving entity;

(iii) the merger, amalgamation or consolidation of any Subsidiary or other person that is not a Guarantor with or into any other Subsidiary that is not a Guarantor;

(iv) the liquidation or dissolution or change in form of entity of any Subsidiary (the “Subject Subsidiary”) if (x) the Borrower determines in good faith that such liquidation, dissolution or change in form is in the best interests of the Borrower and is not materially disadvantageous to the Lenders, (y) the same meets the requirements contained in the proviso to Section 5.01(a) and (z)(1) if the Subject Subsidiary is a Collateral Guarantor, the assets are transferred to a Collateral Guarantor and (2) if the Subject Subsidiary is a Guarantor, the assets are transferred to a Guarantor or such assets otherwise constitute an Investment permitted pursuant to Section 6.04;

(v) any Subsidiary may merge, amalgamate or consolidate with any other person in order to effect an Investment permitted pursuant to Section 6.04 so long as the continuing or surviving person shall be a Subsidiary (unless otherwise permitted by Section 6.04 (other than Section 6.04(m)(ii))), which shall be (1) a Collateral Guarantor if the merging, amalgamating or consolidating Subsidiary was a Collateral Guarantor and (2) a Guarantor if the merging, amalgamating or consolidating Subsidiary was a Guarantor, and in each case together with each of its Subsidiaries shall have complied with any applicable requirements of Section 5.10;

(vi) any Subsidiary may merge, amalgamate or consolidate with any other person in order to effect an Asset Sale otherwise permitted pursuant to this Section 6.05; or

(vii) the merger, amalgamation or consolidation of any Subsidiary or other person (other than the Borrower) with or into Holdings in a transaction in which Holdings is the survivor.

(c) Dispositions to the Borrower or a Subsidiary;

(d) Dispositions (x) in the form of cash investments consisting of intercompany liabilities incurred in connection with the cash management, tax and accounting operations of the Borrower and the Subsidiaries, or (y) of intercompany loans, advances or indebtedness having a term not exceeding 364 days, in each case, made in the ordinary course of business;

(e) Investments permitted by Section 6.04 (other than Section 6.04(m)(ii)), Permitted Liens, and Restricted Payments permitted by Section 6.06;

(f) the discount or sale, in each case without recourse and in the ordinary course of business, of past due receivables arising in the ordinary course of business, but only in connection with the compromise or collection thereof consistent with customary industry practice (and not as part of any bulk sale or financing of receivables);

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(g) Dispositions of assets (including pursuant to a sale lease back transaction); provided, that

(i) the Net Proceeds thereof, if any, are applied in accordance with Section 2.11(b) to the extent required thereby,

(ii) any such Dispositions shall comply with the final sentence of this Section 6.05, and

(iii) the Borrower may not dispose of all or substantially all of the assets of the Borrower and the Subsidiaries taken as a whole in one transaction or a series of related transactions pursuant to this clause (g);

provided, further, that for the avoidance of doubt, the sale or contribution of Receivables, Securitization Assets or Digital Products in connection with a Qualified Receivable Facility, Qualified Securitization Facility or Qualified Digital Products Facility, respectively, shall be governed by Section 6.05(o) and not this Section 6.05(g);

(h) Dispositions of unused or excess IP addresses;

(i) leases, licenses or subleases or sublicenses of any real or personal property in the ordinary course of business;

(j) Dispositions of inventory or Dispositions or abandonment of Intellectual Property of the Borrower and the Subsidiaries determined in good faith by the management of the Borrower to be no longer economically practicable to maintain or useful or necessary in the operation of the business of the Borrower or any of the Subsidiaries;

(k) Dispositions (whether in one transaction or in a series of related transactions) of assets having a Fair Market Value not in excess of $30,000,000 per a single transaction or series of related transactions;

(l) Dispositions of Investments made pursuant to Section 6.04(r);

(m) any exchange or swap of assets (other than cash and Permitted Investments) in the ordinary course of business for other assets (other than cash and Permitted Investments) of comparable or greater value or usefulness to the business of the Borrower and the Subsidiaries as a whole, determined in good faith by the management of the Borrower;

(n) if at the time thereof and immediately after giving effect thereto no Event of Default shall have occurred and be continuing or would result therefrom, (A) any Subsidiary or any other person may be merged, amalgamated or consolidated with or into the Borrower; provided, that the Borrower shall be the surviving entity or (B) any Subsidiary or any other person may be merged, amalgamated or consolidated with or into the Borrower or all or substantially all of the assets of the Borrower and the Subsidiaries taken as a whole may be Disposed of to any person; provided, that in the case of this subclause (B) either the Borrower shall be the surviving entity or, if the surviving person (or the person to whom all or substantially all of the assets of the Borrower and the Subsidiaries are disposed) is not the Borrower (such other person, the “Successor Borrower”) if:

(i) the Successor Borrower shall be an entity organized or existing under the laws of the United States, any state thereof or the District of Columbia,

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(ii) the Successor Borrower shall expressly assume all the obligations of the Borrower under this Agreement and the other Loan Documents pursuant to a supplement hereto or thereto in customary form,

(iii) each Guarantor, unless it is the other party to such merger, amalgamation or consolidation, shall have by a supplement to the Guarantee Agreement, as applicable, confirmed that its guarantee thereunder shall apply to any Successor Borrower’s obligations under this Agreement,

(iv) each Collateral Guarantor, unless it is the other party to such merger, amalgamation or consolidation, shall have by a supplement to any applicable Security Document affirmed that its obligations thereunder shall apply to its guarantee as reaffirmed pursuant to clause (iii),

(v) each mortgagor of a Mortgaged Property, unless it is the other party to such merger or consolidation, shall have affirmed that its obligations under the applicable Mortgage shall apply to as reaffirmed pursuant to clause (iii), and

(vi) the Successor Borrower shall have delivered to the Administrative Agent (x) a certificate of a Responsible Officer stating that such merger, amalgamation or consolidation does not violate this Agreement or any other Loan Document and (y) if requested by the Administrative Agent, a customary opinion of counsel covering such matters as the Administrative Agent may reasonably request, consistent in scope with the opinion of counsel delivered on the Amendment No. 3 Effective Date (it being understood that if the foregoing are satisfied, the Successor Borrower will succeed to, and be substituted for, the Borrower under this Agreement); and

(o) (i) Dispositions and acquisitions of Securitization Assets pursuant to any Qualified Securitization Facility permitted under Section 6.01(aa), (ii) Dispositions and acquisitions of Receivables pursuant to any Qualified Receivable Facility permitted under Section 6.01(bb) and (iii) Dispositions and acquisitions of Digital Products pursuant to any Qualified Digital Products Facility permitted under Section 6.01(dd).

Notwithstanding anything to the contrary contained in Section 6.05 above, no Disposition of assets under Section 6.05(g) shall in each case be permitted unless

(x) no Event of Default under Section 7.01(b), (c), (h) or (i) shall have occurred and be continuing at the time of such Disposition or would result therefrom,

(y) such Disposition is for Fair Market Value, and

(z) at least 75% of the proceeds of such Disposition consist of cash or Permitted Investments; provided, that for purposes of this clause (z), each of the following shall be deemed to be cash: (1) the amount of any liabilities (as shown on the Borrower’s or such Subsidiary’s most recent balance sheet or in the notes thereto) that are assumed by the transferee of any such assets or are otherwise cancelled in connection with such transaction; (2) any notes or other obligations or other securities or assets received by the Borrower or such Subsidiary from the transferee that are converted by the Borrower or such Subsidiary into cash within 180 days after receipt thereof

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(to the extent of the cash received); and (3) any Designated Non-Cash Consideration received in respect of such Disposition having an aggregate fair market value, taken together with all other Designated Non-Cash Consideration received pursuant to this clause (3) that is at that time outstanding, not in excess of the greater of (x) $250,000,000 and (y) 20% of Pro Forma LTM EBITDA as of the date of the Disposition, with the fair market value of each item of Designated Non-Cash Consideration being measured at the time received and without giving effect to subsequent changes in value.

Section 6.06. Restricted Payments. (i) Declare or pay any dividend or make any other distribution (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof, with respect to any of its Equity Interests (other than dividends and distributions on Equity Interests payable solely by the issuance of Qualified Equity Interests of the person declaring, paying or making such dividends or distributions), (ii) directly or indirectly redeem, purchase, retire or otherwise acquire for value (or permit any Subsidiary to purchase or acquire) any of the Borrower’s Equity Interests or set aside any amount for any such purpose (other than through the issuance of Qualified Equity Interests) or (iii) make any Junior Debt Restricted Payment, (all of the foregoing, “Restricted Payments”); provided, that:

(a) Restricted Payments may be made to the Borrower or any Subsidiary (provided, that Restricted Payments made by a non-Wholly-Owned Subsidiary must be made on a pro rata basis (or more favorable basis from the perspective of the Borrower or such Subsidiary) to the Borrower or any Subsidiary that is a direct or indirect parent of such Subsidiary based on its ownership interests in such non-Wholly-Owned Subsidiary);

(b) Restricted Payments may be made by the Borrower to purchase or redeem the Equity Interests of the Borrower (including related stock appreciation rights or similar securities) held by then present or former directors, consultants, officers or employees of the Borrower or any of the Subsidiaries or by any Plan or any shareholders’ agreement then in effect upon such person’s death, disability, retirement or termination of employment or under the terms of any such Plan or any other agreement under which such shares of stock or related rights were issued; provided, that the aggregate amount of such purchases or redemptions under this clause (b) shall not exceed in any fiscal year the greater of (x) $100,000,000 and (y) 15% of Pro Forma LTM EBITDA with unused amounts in any calendar year being carried over to succeeding calendar years (plus (1) the amount of net proceeds contributed to the Borrower that were received by the Borrower during such calendar year from sales of Qualified Equity Interests of the Borrower to directors, consultants, officers or employees of the Borrower or any Subsidiary in connection with permitted employee compensation and incentive arrangements, (2) the amount of net proceeds of any key-man life insurance policies received during such calendar year, which, if not used in any year, may be carried forward to any subsequent calendar year and (3) payments made in respect of withholding or other similar taxes payable upon repurchase, retirement or other acquisition or retirement of Equity Interests or otherwise pursuant to any employee or director equity plan, employee or director stock option or profits interest plan or any other employee or director benefit plan or any agreement); provided, further, that cancellation of Indebtedness owing to the Borrower or any Subsidiary from members of management of the Borrower or the Subsidiaries in connection with a repurchase of Equity Interests of the Borrower will not be deemed to constitute a Restricted Payment for purposes of this Section 6.06;

(c) any person may make non-cash repurchases of Equity Interests deemed to occur upon exercise or settlement of stock options or other Equity Interests to the extent such Equity Interests represent a portion of the exercise price of or withholding obligation with respect to such options or other Equity Interests;

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(d) Restricted Payments in an amount not to exceed the Available Amount so long as at the time of such Restricted Payment and immediately after giving effect thereto, no Event of Default shall have occurred and be continuing;

(e) Restricted Payments may be made, without duplication, (a) for any taxable period or portion thereof in which Holdings, the Borrower and/or any of their respective Subsidiaries is a member of a consolidated, combined, unitary or similar income tax group of which a direct or indirect parent of Holdings or the Borrower is the common parent or for which Holdings or the Borrower is a disregarded entity for U.S. federal income Tax purposes that is wholly owned (directly or indirectly) by a parent corporation for U.S. federal, state, and/or local income Tax purpose, to enable such parent to pay U.S. federal, state and local and foreign income and similar Taxes that are attributable to the taxable income of Holdings, the Borrower and/or the Subsidiaries (and, to the extent permitted below, the applicable Unrestricted Subsidiaries); provided that, (i) the amount of such payments made in respect of such taxable period in the aggregate shall not exceed the lesser of (1) the amount of such Taxes that Holdings, the Borrower and/or the Subsidiaries (and, to the extent permitted below, the applicable Unrestricted Subsidiaries) would have been required to pay in respect of such U.S. federal, state and local and foreign income and similar Taxes for such taxable period had Holdings, the Borrower and the Subsidiaries been a stand-alone taxpayer or stand-alone group (separate from any such parent), and (2) the actual Tax liability of such direct or indirect parent of Holdings or the Borrower, in each case, with respect to such taxable period, and (ii) the distributions attributable to the income of any Unrestricted Subsidiary shall be permitted only to the extent that such Unrestricted Subsidiary made cash distributions to Holdings, the Borrower and/or the Subsidiaries for such purpose, (b) to pay customary salary, bonus and other benefits payable to employees, directors, officers and managers of any direct or indirect parent company of the Borrower to the extent such salaries, bonuses and other benefits are attributable to the ownership or operation of Holdings, the Borrowing and/or the Subsidiaries, (c) to pay general corporate operating, administrative and overhead costs and expenses of any direct or indirect parent company of the Borrower to the extent such costs and expenses are attributable to the ownership or operation of Holdings, the Borrower and/or the Subsidiaries, (d) to pay Public Company Costs, and (e) to pay reasonable and customary indemnification claims made by members of the board of directors or officers, employees, directors, managers, consultants or independent contractors of any direct or indirect parent company of the Borrower attributable to the ownership or operations of Holdings, the Borrower and/or the Subsidiaries;

(f) Restricted Payments may be made to make payments, in cash, in lieu of the issuance of fractional shares, upon the exercise of warrants or upon the conversion or exchange of Equity Interests of any such person;

(g) so long as at the time of such Restricted Payment and immediately after giving effect thereto no Event of Default under Section 7.01(b), (c), (h) or (i) shall have occurred and be continuing, Restricted Payments may be made in cash after the Closing Date consisting of (i) the actual net cash proceeds received by the Borrower from the incurrence of Other First Lien Debt permitted to be incurred under Section 6.01 and not otherwise applied and (ii) up to 50% of the cash proceeds (net of all fees, commissions, costs, Taxes and other expenses, in each case incurred in connection with such Qualified Securitization Facility or Qualified Receivable Facility and excluding, in the case of any Refinancing of any Qualified Securitization Facility or Qualified Receivable Facility in whole or in part, the amount of cash proceeds applied to Refinance such Qualified Securitization Facility or Qualified Receivable Facility) received by the Borrower or any Subsidiary from the incurrence of any Qualified Securitization Facility incurred in accordance with Section 6.01(aa) (after the application of payments pursuant to Section 2.11) or any Qualified Receivable Facility incurred in accordance with Section 6.01(bb); provided, that in the case of this

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clause (ii), the Priority Net Leverage Ratio after giving effect to such Restricted Payment and the application of proceeds pursuant to Section 2.11 shall not be greater than the Priority Net Leverage Ratio in effect immediately prior to the making of such Restricted Payment, calculated on a Pro Forma Basis for the then most recently ended Test Period;

(h) the EMEA Sale Proceeds Distribution;

(i) to the extent constituting a Restricted Payment, (1) any Disposition of (i) Securitization Assets made in connection with a Qualified Securitization Facility permitted under Section 6.01(aa), (ii) Receivables made in connection with any Qualified Receivable Facility permitted under Section 6.01(bb) and (iii) Digital Products made in connection with any Qualified Digital Products Facility permitted under Section 6.01(dd) or (2) so long as no Event of Default shall have occurred and be continuing, the forgiveness by the Borrower of any unsecured note receivable issued by Lumen to the Borrower prior to the Amendment No. 2 Effective Date, or the making of a dividend or distribution substantially concurrent with the cash repayment of any such unsecured note receivable by Lumen, provided, in each case, such cash repayment by Lumen is in an amount not less than the amount of such dividend or distribution;

(j) Restricted Payments of Digital Product Assets or Investments made pursuant to Section 6.04(r);

(k) Restricted Payments in an aggregate amount not to exceed the greater of (x) $430,000,000 and (y) 30.0% of Pro Forma LTM EBITDA;

(l) unlimited Restricted Payments; provided that the Total Leverage Ratio on a Pro Forma Basis for such Restricted Payment for the Test Period immediately preceding the making of such Restricted Payment shall be less than or equal to 6.00 to 1.00; and

(m) the Specified Lumen Tech Secured Notes Distribution.

Notwithstanding anything herein to the contrary, the foregoing provisions of Section 6.06 will not prohibit the payment of any Restricted Payment constituting a Limited Condition Transaction if such transaction would have complied with the provisions of this Section 6.06 on the date of the declaration of the dividend by the Board of Directors of the Borrower or the applicable Subsidiary or the date of giving of the applicable notice of prepayment or redemption, in each case, constituting a Limited Condition Transaction (it being understood that such Restricted Payment shall be deemed to have been made on the date of declaration or notice for purposes of such provision).

For purposes of determining compliance with this Section 6.06, (A) a Restricted Payment need not be permitted solely by reference to one category of Restricted Payments (or any portion thereof) described in Sections 6.06(a) through (m) but may be permitted in part under any relevant combination thereof and (B) in the event that a Restricted Payment (or any portion thereof) at any time meets the criteria of one or more of the categories of Restricted Payments (or any portion thereof) described in Sections 6.06(a) through (m), the Borrower may, in its sole discretion, classify, reclassify or divide such Restricted Payment (or any portion thereof) in any manner that complies with this Section 6.06 and will be entitled to only include the amount and type of such Restricted Payment (or any portion thereof) in one or more (as relevant) of the above clauses (or any portion thereof) and such Restricted Payment (or any portion thereof) shall be treated as having been made or existing pursuant to only such clause or clauses (or any portion thereof).

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Section 6.07. [Reserved].

Section 6.08. Business of the Borrower and the Subsidiaries; Etc. Permit any Material Assets that are owned by any Loan Party or any of its Subsidiaries to be transferred, sold, assigned, leased or otherwise disposed to (including pursuant to any Investment, Restricted Payment or other Disposition), in one transaction or series of related transactions, to any Unrestricted Subsidiary.

Section 6.09. Restrictions on Subsidiary Distributions and Negative Pledge Clauses. Permit the Borrower or any Subsidiary to enter into any agreement or instrument that by its terms restricts (A) the payment of dividends or other distributions or the making of cash advances by such Subsidiary to the Borrower or any Subsidiary that is a direct or indirect parent of such Subsidiary or (B) the granting of Liens by the Borrower or any Subsidiary to secure the Obligations, in each case other than those arising under any Loan Document, except, in each case, restrictions existing by reason of:

(a) restrictions imposed by applicable law;

(b) (i) contractual encumbrances or restrictions existing on the Closing Date, (ii) any agreements related to any Indebtedness that does not materially expand the scope of any such encumbrance or restriction (as determined in good faith by the Borrower) beyond those restrictions applicable on the Closing Date, or (iii) with respect to any Subsidiary, any restriction that is not materially more restrictive (as determined by the Borrower in good faith) than the most restrictive restrictions applicable to such Subsidiary existing on the Closing Date;

(c) any restriction on a Subsidiary imposed pursuant to an agreement entered into for the sale or disposition of the Equity Interests or assets of a Subsidiary pending the closing of such sale or disposition;

(d) customary provisions in joint venture agreements and other similar agreements applicable to joint ventures entered into in the ordinary course of business;

(e) any restrictions imposed by any agreement relating to secured Indebtedness permitted by this Agreement to the extent that such restrictions apply only to the specific property or assets securing such Indebtedness;

(f) any restrictions imposed by any agreement relating to Indebtedness incurred pursuant to Section 6.01 or Permitted Refinancing Indebtedness in respect thereof, to the extent such restrictions are either (i) not materially more restrictive, taken as a whole, than the restrictions contained in this Agreement case or (ii) customary or market terms for the type of Indebtedness incurred, in light of then-applicable market conditions (in the case of each of clauses (i) and (ii), as determined in good faith by the Borrower);

(g) customary provisions contained in leases or licenses of Intellectual Property and other similar agreements entered into in the ordinary course of business;

(h) customary provisions restricting subletting or assignment of any lease governing a leasehold interest;

(i) customary provisions restricting assignment, mortgaging or hypothecation of any agreement entered into in the ordinary course of business;

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(j) customary restrictions and conditions contained in any agreement relating to the sale, transfer, lease or other disposition of any asset permitted under Section 6.05 pending the consummation of such sale, transfer, lease or other disposition;

(k) Permitted Liens and customary restrictions and conditions contained in the document relating thereto, so long as (1) such restrictions or conditions relate only to the specific asset subject to such Lien, and (2) such restrictions and conditions are not created for the purpose of avoiding the restrictions imposed by this Section 6.09;

(l) customary net worth provisions contained in Real Property leases entered into by Subsidiaries, so long as the Borrower has determined in good faith that such net worth provisions would not reasonably be expected to impair the ability of the Borrower and the Subsidiaries to meet their ongoing obligations;

(m) any agreement in effect at the time a person becomes a Subsidiary, so long as such agreement was not entered into in contemplation of such person becoming a Subsidiary;

(n) customary restrictions contained in leases, subleases, licenses or Equity Interests or asset sale agreements otherwise permitted hereby as long as such restrictions relate to the Equity Interests and assets subject thereto;

(o) restrictions on cash or other deposits imposed by customers under contracts entered into in the ordinary course of business;

(p) restrictions in agreements (other than agreements governing Indebtedness of Subsidiaries) that (as determined in good faith by the Borrower) will not prevent the Borrower from satisfying its payment obligations in respect of the Facilities;

(q) restrictions created in connection with any (i) Qualified Securitization Facilities permitted under Section 6.01(aa), (ii) Qualified Receivable Facilities permitted under Section 6.01(bb) or (iii) Qualified Digital Products Facilities permitted under Section 6.01(dd); and

(r) any encumbrances or restrictions imposed by any amendments, modifications, restatements, renewals, increases, supplements, refundings, replacements or refinancings of or similar arrangements to the contracts, instruments or obligations referred to in clauses (a) through (q) above; provided, that such amendments, modifications, restatements, renewals, increases, supplements, refundings, replacements, refinancings or similar arrangements are, in the good faith judgment of the Borrower, no more restrictive with respect to such dividend and other payment restrictions than those contained in the dividend or other payment restrictions as contemplated by such provisions prior to such amendment, modification, restatement, renewal, increase, supplement, refunding, replacement, refinancing or similar arrangement.

Section 6.10. [Reserved].

Section 6.11. Fiscal Quarter and/or Fiscal Year. In the case of the Borrower, permit any change to its fiscal quarter and/or fiscal year; provided, that the Borrower and the Subsidiaries may change their fiscal quarter and/or fiscal year end one or more times, subject to such adjustments to this Agreement as are necessary or appropriate in connection with such change (and the parties hereto hereby authorize the Borrower and the Administrative Agent to make any such amendments to this Agreement as they jointly deem necessary to give effect to the foregoing).

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Section 6.12. [Reserved].

Section 6.13. [Reserved].

ARTICLE VII

EVENTS OF DEFAULT

Section 7.01. Events of Default. In case of the happening of any of the following events (each, an “Event of Default”):

(a) any representation or warranty made or deemed made by the Borrower or any Guarantor herein or in any other Loan Document or any certificate or document delivered pursuant hereto or thereto shall prove to have been false or misleading in any material respect (if not already qualified by materiality or “Material Adverse Effect,” in which case, such representation or warranty shall prove to have been false or misleading in any respect) when so made or deemed made and, for such representations or warranties that are capable of being cured, such representation or warranty shall remain untrue (in any material respect or in any respect, as applicable) or uncorrected for a period of thirty days after written notice thereof from the Administrative Agent to the Borrower; provided, that with respect to representations and warranties made or deemed made on the Closing Date by the Borrower or any Guarantor, no Event of Default shall occur pursuant to this clause (a) unless a Specified Representation is proven to have been false or misleading in any material respect when so made or deemed made (if not already qualified by materiality or “Material Adverse Effect,” in which case, such representation or warranty shall prove to have been false or misleading in any respect);

(b) default shall be made in the payment of any principal of any Loan when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or by acceleration thereof or otherwise;

(c) default shall be made in the payment of any interest on any Loan or in the payment of any fee or any other amount (other than an amount referred to in clause (b) above) due under any Loan Document, when and as the same shall become due and payable, and such default shall continue unremedied for a period of five (5) Business Days;

(d) default shall be made in the due observance or performance by Holdings, the Borrower or any other Loan Party of any covenant, condition or agreement contained in Section 5.01(a) (solely with respect to the Borrower), 5.05(a), 5.08 or Article VI;

(e) default shall be made in the due observance or performance by Holdings, the Borrower or any other Loan Party of any covenant, condition or agreement contained in any Loan Document (other than those specified in clauses (b), (c) and (d) above) and such default shall continue unremedied for a period of 30 days after notice thereof from the Administrative Agent to the Borrower, which notice shall specify the default and state that such notice is a “Notice of Default” hereunder; provided that any default made in the due observance or performance by Holdings, the Borrower or any other Loan Party of any financial covenant included in this Agreement solely for the benefit of any Incremental Revolving Facility Lenders shall not constitute an Event of Default with respect to the Term Facilities, unless and until the applicable Incremental Revolving Facility Lenders shall have terminated their Incremental Revolving Facility Commitments and declared all amounts outstanding under the applicable Incremental Revolving Facility and such declaration has not been rescinded prior to the acceleration of the Term Loans hereunder;

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(f) any default under any Indebtedness for borrowed money (other than Indebtedness under this Agreement) of any one or more of Holdings, the Borrower or any Subsidiary that, in an aggregate principal amount between clauses (i) and (ii), exceeds the Threshold Amount, if such default either (i) results from the failure to pay any principal of such Indebtedness at its stated final maturity (after giving effect to any applicable grace periods) or (ii) relates to an obligation other than the obligation to pay principal of any such Indebtedness at its stated final maturity and results in acceleration by the holder or holders of such Indebtedness causing such Indebtedness to become due prior to its stated maturity; provided that no such default will be deemed to occur with respect to any such Indebtedness that is paid or otherwise acquired or retired (or for which such failure to pay or acceleration is waived or rescinded) within twenty (20) Business Days after such failure to pay or such acceleration;

(g) [reserved];

(h) an involuntary proceeding shall be commenced or an involuntary petition shall be filed in a court of competent jurisdiction seeking (i) relief in respect of Holdings, the Borrower or any of the Significant Subsidiaries, or of a substantial part of the property or assets of Holdings, the Borrower or any Significant Subsidiary, under the Bankruptcy Code, or any other federal, state or foreign bankruptcy, insolvency, receivership or any other Debtor Relief Law, (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator, examiner, liquidator or similar official for Holdings, the Borrower or any of the Significant Subsidiaries or for a substantial part of the property or assets of Holdings, the Borrower or any of the Significant Subsidiaries or (iii) the winding-up, liquidation, reorganization, dissolution, compromise, arrangement or other relief of Holdings, the Borrower or any Significant Subsidiary (except in a transaction permitted hereunder); and such proceeding or petition shall continue undismissed for 60 days or an order or decree approving or ordering any of the foregoing shall be entered;

(i) Holdings, the Borrower or any Significant Subsidiary shall (i) voluntarily commence any proceeding or file any petition seeking relief under the Bankruptcy Code, as now constituted or hereafter amended, or any other federal, state or foreign bankruptcy, insolvency, receivership or any other Debtor Relief Law, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or the filing of any petition described in clause (h) above, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator, examiner, liquidator or similar official for Holdings, the Borrower or any of the Significant Subsidiaries or for a substantial part of the property or assets of Holdings, the Borrower or any Significant Subsidiary, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors or (vi) become unable or fail generally to pay its debts as they become due;

(j) the failure by Holdings, the Borrower or any Significant Subsidiary to pay one or more final judgments aggregating in excess of the Threshold Amount (to the extent not covered by independent third-party insurance (as to which the insurer has been notified of such judgment or order and has not denied its obligation) or another indemnity obligation), which judgments are not discharged or effectively waived, stayed or bonded for a period of 60 consecutive days, or any action shall be legally taken by a judgment creditor to attach or levy upon assets or properties of Holdings, the Borrower or any Significant Subsidiary to enforce any such judgment;

(k) (i) an ERISA Event shall have occurred, (ii) the PBGC shall institute proceedings (including giving notice of intent thereof) to terminate any Plan or Plans, (iii) Holdings, the Borrower or any Subsidiary of Holdings or any ERISA Affiliate shall have been notified by the sponsor of a Multiemployer Plan that such Multiemployer Plan is in reorganization or is being terminated, within the meaning of Title IV of ERISA; and in each case in clauses (i) through (iii) above, such event or condition, together with all other such events or conditions, if any, would reasonably be expected to have a Material Adverse Effect; or

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(l) (i) any Loan Document shall for any reason be asserted in writing by the Borrower or any other Loan Party not to be a legal, valid and binding obligation of any party thereto, (ii) any security interest purported to be created by any Security Document and to extend to assets that constitute a material portion of the Collateral shall cease to be, or shall be asserted in writing by the Borrower or any other Loan Party not to be, a valid and perfected security interest (perfected as or having the priority required by this Agreement or the relevant Security Document and subject to such limitations and restrictions as are set forth herein and therein) in the securities, assets or properties covered thereby, except (1) to the extent that any such loss of perfection or priority results from the limitations of foreign laws, rules and regulations as they apply to pledges of Equity Interests in Foreign Subsidiaries or the application thereof, (2) from failure of the Collateral Agent (or any agent acting as gratuitous bailee thereof) to maintain possession of Collateral pledged under the Collateral Agreement (so long as such failure does not result from the breach or non-compliance with the Loan Documents by any Loan Party), (3) resulting from the making of a filing, or the failure to make a filing, under the Uniform Commercial Code or other applicable law, (4) as to Collateral consisting of real property to the extent that (x) such losses are covered by a lender’s title insurance policy or (y) a deficiency arose through no fault of a Loan Party and such deficiency is corrected with reasonable diligence upon obtaining actual knowledge thereof, or (iii) a material portion of the Guarantees pursuant to the Loan Documents by the Guarantors guaranteeing the Obligations, shall cease to be in full force and effect (other than in accordance with the terms thereof), or shall be asserted in writing by the Borrower or any other Loan Party not to be in effect or not to be legal, valid and binding obligations (other than in accordance with the terms thereof), then, and in every such event (other than an event described in clause (h) or (i) above), and at any time thereafter during the continuance of such event, the Administrative Agent, at the direction of the Required Lenders, shall declare an Event of Default in connection therewith and, by notice to the Borrower, take any or all of the following actions, at the same or different times:

(i) terminate forthwith the Commitments;

(ii) declare the Loans then outstanding to be forthwith due and payable in whole or in part (in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), whereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon, and any unpaid accrued fees payable under any Loan Document and all other liabilities of the Borrower accrued hereunder and under any other Loan Document, shall become forthwith due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived by the Borrower, anything contained herein or in any other Loan Document to the contrary notwithstanding; and/or

(iii) exercise on behalf of itself and the Lenders all rights and remedies available to it and the Lenders under the Loan Documents or applicable law, subject to the terms of the Intercreditor Agreements;

provided that in any event described in clause (h) or (i) above, the Commitments shall automatically terminate and the principal of the Loans then outstanding, together with accrued interest thereon, and any unpaid accrued fees payable under any Loan Document and all other liabilities of the Borrower accrued hereunder and under any other Loan Document, shall automatically become due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived by the Borrower, anything contained herein or in any other Loan Document to the contrary notwithstanding.

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The Lenders may not, and each agrees not to, take (or direct any Agent to take) any of the actions set forth in clauses (i) through (iii) of the paragraph above on any date in respect of a Default or Event of Default if such Default or Event of Default relates to actions taken, actions that have not been taken, or other circumstances, in each case, that first arose more than two years prior to such date unless (i) any Agent or any Lender is exercising remedies or has reserved its rights by written notice to the Borrower at such time, or (ii) Holdings or the Borrower had actual knowledge that such action or transaction constituted a Default or Event of Default and the Borrower failed to provide notice of such Default or Event of Default promptly upon actual knowledge thereof; provided, that any such actions or circumstances have been disclosed to the Administrative Agent and the Lenders in reasonable detail prior to such date. Any such Default or Event of Default (or alleged Default or Event of Default) shall be deemed cured for all purposes under the Loan Documents as of such date.

With respect to any Default or Event of Default, the words “exists,” “continuing” and similar expressions with respect thereto shall mean that such Default or Event of Default has occurred and has not yet been cured or waived. If any Default or Event of Default occurs due to:

(x) the failure by any Loan Party or Subsidiary to take any action by a specified time, such Default or Event of Default shall be deemed to have been cured at the time, if any, that the applicable Loan Party or Subsidiary subsequently takes such action, or

(y) the taking of any action by any Loan Party or Subsidiary that is not then permitted by the terms of this Agreement or any other Loan Document, such Default or Event of Default shall be deemed to be cured on the earlier to occur of (1) the date on which such action would have been permitted at such time to be taken under this Agreement and the other Loan Documents, including pursuant to an applicable amendment or waiver permitting such action, or otherwise, if such action had been taken at such time or (2) the date on which such action is unwound or otherwise modified to the extent necessary for such revised action to have been permitted by this Agreement and the other Loan Documents (including pursuant to an applicable amendment or waiver permitting such action, or otherwise).

If any Default or Event of Default occurs that is subsequently cured or waived (a “Cured or Waived Default”), any other Default or Event of Default resulting from the making or deemed making of any representation or warranty, a failure to provide notice or the taking of any action (or the failure to take any action) by any Loan Party or any Subsidiary, in each case, which subsequent Default or Event of Default would not have arisen had the Cured or Waived Default or such circumstances not occurred, shall be deemed to be cured automatically upon, and simultaneous with, the cure or waiver of the Cured or Waived Default.

Notwithstanding anything to the contrary in this Section 7.01, an Event of Default (the “Initial Default”) may not be cured pursuant to this Section 7.01: (i) if the taking of any action by any Loan Party or Subsidiary that is not permitted during, and as a result of, the continuance of such Initial Default directly results in the cure of such Initial Default and the applicable Loan Party or Subsidiary had actual knowledge at the time of taking any such action that the Initial Default had occurred and was continuing, (ii) in the case of an Event of Default under Section 7.01(l) that

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directly results in material impairment of the rights and remedies of the Lenders, the Arrangers, Collateral Agent or Administrative Agent under the Loan Documents and that is incapable of being cured, (iii) in the case of an Event of Default under Section 7.01(e) arising due to the failure to perform or observe Section 5.02 that directly results in a material adverse effect on the ability of the Borrower and the other Loan Parties (taken as a whole) to perform their respective payment obligations under any Loan Document to which the Borrower or any of the other Loan Parties is a party, or (iv) in the case of an Initial Default for which (a) the Borrower has failed to give notice to the Administrative Agent of such Initial Default and (b) the Borrower had actual knowledge of such failure to give such notice.

The failure by a Loan Party or a Subsidiary to pay, when and as required to be paid pursuant to the terms of the Loan Documents, any amount of principal, interest, fee or other amount will not result in a Default or Event of Default if such failure to pay is the result of or relates to an administrative or billing error by an Agent or a technical error or delay in the transmission of funds and, in each case, such payment is made within five (5) Business Days of the discovery of, and a Responsible Officer of the Borrower becoming aware of, such administrative or billing error or technical error or such market disruption event being cured. Any such failure to pay shall not be treated as a “Default” or an “Event of Default” for any purposes under any Loan Document (including for purposes of satisfying any conditions precedent) or any amendment hereto or any other Loan Document until the expiration of such five (5) Business Days.

Section 7.02. [Reserved].

Section 7.03. Application of Funds. Any proceeds of Collateral received by the Agents or otherwise on account of the Obligations (whether as a result of any realization on the Collateral, any setoff rights, any distribution in connection with any proceedings or other action of any Loan Party in respect of Debtor Relief Laws or otherwise and whether received in cash or otherwise) (a) not constituting (i) a specific payment of principal, interest, fees or other sum payable under the Loan Documents (which shall be applied on a pro rata basis among the relevant Lenders under the Class of Loans in accordance with this Agreement or otherwise shall be applied to the payment of amounts owing to any Secured Party in accordance with this Agreement or the other Loan Documents) or (ii) a mandatory prepayment (which shall be applied in accordance with Section 2.11) or (b) after an Event of Default has occurred and is continuing shall be applied (unless the Required Lenders otherwise so direct with respect to whether such proceeds are applied after an Event of Default), subject to the provisions of any applicable Intercreditor Agreement, ratably:

(i) first, to pay any fees, indemnities, or expense reimbursements hereunder and under the Loan Documents then due to the Administrative Agent and the Collateral Agent from the Borrower,

(ii) second, to pay any fees, indemnities or expense reimbursements then due hereunder to the other Secured Parties (all in their respective capacities as such) from the Borrower,

(iii) third, to pay interest (including post-petition interest, whether or not an allowed claim or allowable as a claim in any claim or proceeding under any Debtor Relief Laws) then due and payable on the Loans and on obligations arising under each Secured Cash Management Agreement and Secured Hedge Agreement ratably,

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(iv) fourth, to repay principal on the Loans and to pay any other amounts owing with respect to Secured Cash Management Agreements and Secured Hedge Agreements ratably, and

(v) fifth, to the payment of any other Obligation due to any Secured Party by the Borrower.

Notwithstanding the foregoing but subject to Section 8.14, Obligations arising under Secured Cash Management Agreements and Secured Hedge Agreements shall be excluded from the application described above if the Administrative Agent has not received written notice thereof, together with supporting documentation (including administrative details and applicable tax forms) as the Administrative Agent may reasonably request from the applicable Cash Management Bank or Hedge Bank, as the case may be, or such documentation and information as required pursuant to Section 8.14. Each Cash Management Bank or Hedge Bank not a party to this Agreement that has given the notice contemplated by the preceding sentence shall, by such notice, be deemed to have acknowledged and accepted the appointment of the Administrative Agent as its agent pursuant to the terms of Article VIII hereof for itself and its Affiliates as if it were a “Lender” party hereto.

ARTICLE VIII

THE AGENTS

Section 8.01. Appointment.

(a) Each Lender (in its capacity as a Lender and on behalf of itself and its Affiliates as potential counterparties to Secured Cash Management Agreements and Secured Hedge Agreements) hereby irrevocably designates and appoints the Administrative Agent and the Collateral Agent as the administrative agent and the collateral agent, respectively, of such Lender under this Agreement and the other Loan Documents and the other Secured Parties under the Security Documents, and each such Lender irrevocably authorizes the Administrative Agent and the Collateral Agent, in each such capacity, to take such action on its behalf under the provisions of this Agreement and the other Loan Documents and to exercise such powers and perform such duties as are expressly delegated to the Administrative Agent and the Collateral Agent, respectively, by the terms of this Agreement and the other Loan Documents, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Agreement or any Loan Document, neither the Administrative Agent nor the Collateral Agent shall have any duties or responsibilities, except those expressly set forth herein or therein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Administrative Agent or the Collateral Agent. The provisions of this Article (other than Section 8.06 and Section 8.12(c) hereof) are solely for the benefit of the Administrative Agent, the Arrangers, the Collateral Agent and the Lenders, and neither the Borrower nor any other Loan Party shall have any rights as a third-party beneficiary of any such provisions.

(b) In furtherance of the foregoing, each Lender (in its capacity as a Lender and on behalf of itself and its Affiliates as potential counterparties to Secured Cash Management Agreements or Secured Hedge Agreements) hereby appoints and authorizes the Collateral Agent to act as the agent of such Lender for purposes of acquiring, holding and enforcing any and all Liens on Collateral granted by any of the Loan Parties to secure any of the Obligations, together with such powers and discretion as are reasonably incidental thereto. In this connection, the Collateral Agent (and any Subagents appointed by the Collateral Agent pursuant to Section 8.02

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for purposes of holding or enforcing any Lien on the Collateral (or any portion thereof) granted under the Security Documents, or for exercising any rights or remedies thereunder at the direction of the Collateral Agent) shall be entitled to the benefits of this Article VIII (including, without limitation, Section 8.07) as though the Collateral Agent (and any such Subagents) were an “Agent” under the Loan Documents, as if set forth in full herein with respect thereto.

Section 8.02. Delegation of Duties. The Administrative Agent and the Collateral Agent may execute any of their respective duties under this Agreement and the other Loan Documents (including for purposes of holding or enforcing any Lien on the Collateral (or any portion thereof)) by or through agents, employees or attorneys-in-fact and shall be entitled to advice of counsel and other consultants or experts concerning all matters pertaining to such duties. No Agent shall be responsible for the negligence or misconduct of any such agents, employees or attorneys-in-fact selected by it without gross negligence or willful misconduct, as determined by a final and non-appealable decision of a court of competent jurisdiction. Each Agent may also from time to time, when it deems it to be necessary or desirable, appoint one or more trustees, co-trustees, collateral co-agents, collateral subagents or attorneys-in-fact (each, a “Subagent”) with respect to all or any part of the Collateral; provided, that no such Subagent shall be authorized to take any action with respect to any Collateral unless and except to the extent expressly authorized in writing by the Collateral Agent. Should any instrument in writing from the Borrower or any other Loan Party be required by any Subagent so appointed by an Agent to more fully or certainly vest in and confirm to such Subagent such rights, powers, privileges and duties, the Borrower shall, or shall cause such Loan Party to, execute, acknowledge and deliver any and all such instruments promptly upon request by such Agent and such Subagent shall be protected in withholding any action to be taken or not taken until such time as Borrower or such Loan Party shall have provided to Subagent such instruments. If any Subagent, or successor thereto, shall become incapable of acting, resign or be removed, all rights, powers, privileges and duties of such Subagent, to the extent permitted by law, shall automatically vest in and be exercised by the applicable Agent until the appointment of a new Subagent. No Agent shall be responsible for the negligence or misconduct of any agent, attorney-in-fact or Subagent that it selects without gross negligence or willful misconduct (as determined by a final and non-appealable judgment of a court of competent jurisdiction).

Section 8.03. Exculpatory Provisions. None of the Agents, the Arrangers or their respective Affiliates or any of their respective officers, directors, employees, agents, attorneys-in-fact or affiliates shall be (x) liable for any action taken or omitted to be taken by it or such person under or in connection with this Agreement or any other Loan Document (except to the extent that any of the foregoing are found by a final and non-appealable decision of a court of competent jurisdiction to have resulted from its or such person’s own gross negligence or willful misconduct; provided, that no action taken or not taken by any Agent at the direction of the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents)) or the Borrower shall be considered gross negligence or willful misconduct of such Agent or (y) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by any Loan Party or any officer thereof contained in this Agreement or any other Loan Document or in any certificate, report, instrument, notice, direction, consent, approval, statement or other document referred to or provided for in, or received by any Agent under or in connection with, this Agreement or any other Loan Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document or for any failure of any Loan Party a party thereto to perform its obligations hereunder or thereunder. No Agent or Arranger shall be under any obligation to any Lender to ascertain or to inquire as to the observance, satisfaction or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of any Loan Party. No Agent shall have any duties or obligations except those expressly set forth herein and in the other Loan Documents.

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Notwithstanding anything contained herein to the contrary, the permissive rights of each Agent to do things enumerated in this Agreement or any other Loan Document shall not be construed as a duty. Without limiting the generality of the foregoing, (a) no Agent or Arranger, as applicable, shall be subject to any fiduciary or other implied duties, regardless of whether a Default or Event of Default has occurred and is continuing, and (b) no Agent or Arranger, as applicable, shall have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated by the Loan Documents that the respective Agent or Arranger, as applicable, is required to exercise (i) as directed by the Required Lenders in writing (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents) or (ii) as directed by the Borrower in writing. In no event shall any Agent or Arranger, as applicable, be liable hereunder or under any Loan Document for acting in accordance with a direction from the Required Lenders or the Borrower (regardless of whether the Required Lenders subsequently direct such Agent otherwise).

No Agent or Arranger, as applicable, shall, except as expressly set forth herein and in the other Loan Documents, have any duty to disclose, nor shall any Agent or Arranger, as applicable, be liable for the failure to disclose, any information relating to the Borrower or any of the Subsidiaries or any of their respective Affiliates that is communicated to or obtained by such Agent, Arranger or any of their Affiliates in any capacity.

No Agent or Arranger shall be deemed to have knowledge of any Default or Event of Default unless and until written notice describing such Default or Event of Default is given to such Agent in accordance with Section 8.05.

No Agent shall be obligated to ascertain or confirm, or otherwise determine, the All-In Yield, or whether a Repricing Event has occurred.

No Agent shall be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance, satisfaction or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default or Event of Default (and the Administrative Agent may assume performance by all other parties to the Loan Documents of their respective obligations), (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document, or the creation, perfection or priority of any Lien purported to be created by the Security Documents, (v) the value or the sufficiency of any Collateral or consideration or (vi) insurance on (including any flood insurance policies or for determining whether any flood insurance policies are or should be obtained in respect of the Collateral, which each Lender shall be solely responsible for), or for the payment of taxes with respect to, any of the Collateral.

Neither Agent shall be responsible or have any liability for, or have any duty to ascertain, inquire into, monitor or enforce, compliance with the provisions hereof relating to Disqualified Lenders. Without limiting the generality of the foregoing, neither Agent shall (x) be obligated to ascertain, monitor or inquire as to whether any Lender or Participant or prospective Lender or Participant is a Disqualified Lender or (y) have any liability with respect to or arising out of any assignment or participation of Loans and/or Commitments, or disclosure of confidential information, to any Disqualified Lender.

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No provision of this Agreement or any other Loan Document shall require any Agent to expend or risk its own funds or otherwise incur any liability, financial or otherwise, in the performance of any of its duties under this Agreement or under any Loan Document or in the exercise of any of its rights or powers, if it shall have grounds to believe that repayment of such funds or indemnity satisfactory to it against such risk or liability is not assured to it.

In no event shall any Agent be liable for any failure or delay in the performance of its obligations under this Agreement or any other Loan Document because of circumstances beyond its control, including, but not limited to, a failure, termination, or suspension of a clearing house, securities depositary, settlement system or central payment system in any applicable part of the world or acts of God, flood, war (whether declared or undeclared), civil or military disturbances or hostilities, nuclear or natural catastrophes, political unrest, explosion, earthquake, terrorism, fire, riot, labor disturbances, strikes or work stoppages for any reason, embargo, epidemics or pandemics or other health crises, government action, including any laws, ordinances, regulations or the like (whether domestic, federal, state, county or municipal or foreign) which delay, restrict or prohibit the providing of the services contemplated by this Agreement or the other Loan Documents, or the unavailability of communications or computer facilities, the failure of equipment or interruption of communications or computer facilities, or the unavailability of the Federal Reserve Bank wire or telex or other wire or communication facility, or any other causes beyond such Agent’s control whether or not of the same class or kind as specified above.

Neither Agent shall be responsible for, nor chargeable with, knowledge of the terms and conditions of any other agreement, instrument, or document other than such Loan Documents to which it is directly a party, whether or not an original or a copy of such agreement has been provided to such Agent.

No Agent shall have any liability for any action taken, or errors in judgment made, in good faith by it or any of its officers, directors, employees or agents, unless it shall have been grossly negligent in ascertaining the pertinent facts.

No Agent shall be required to take any action that, in its opinion or the opinion of its counsel, may (a) expose the Administrative Agent to liability or that is contrary to any Loan Document or requirements of law, including, for the avoidance of doubt any action that may be in violation of the automatic stay under any debtor relief law; (b) would subject such Agent to a tax in any jurisdiction where it is not then subject to a tax or (c) would require such Agent to qualify to do business in any jurisdiction where it is not then so qualified.

If at any time an Agent is served with any judicial or administrative order, judgment, decree, writ or other form of judicial or administrative process (including orders of attachment or garnishment or other forms of levies or injunctions or stays relating to the transfer of any Collateral), such Agent is authorized to comply therewith in any manner as it or its legal counsel of its own choosing deems appropriate, and if such Agent complies with any such judicial or administrative order, judgment, decree, writ or other form of judicial or administrative process, such Agent shall not be liable to any of the parties hereto or to any other person even though such order, judgment, decree, writ or process may be subsequently modified or vacated or otherwise determined to have been without legal force or effect.

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The rights, privileges, protections, immunities and benefits given to each Agent, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable: (i) by such Agent in each Loan Document and any other document related hereto or thereto to which it is a party and (ii) the entity serving as Administrative Agent or Collateral Agent, as applicable, in each of its capacities hereunder and in each of its capacities under any of the Loan Documents whether or not specifically set forth therein and each agent, custodian and other person employed to act hereunder and under any Loan Document or related document, as the case may be.

No Agent or Arranger shall be liable for any indirect, special, punitive or consequential damages (including, without limitation, lost profits) whatsoever, even if it has been informed of the likelihood thereof and regardless of the form of action.

No Agent shall be liable for any failure, inability or unwillingness on the part of any Lender or Loan Party to provide accurate and complete information on a timely basis to such Agent or otherwise on the part of any such party to comply with the terms of this Agreement or any other Loan Document, and shall not be liable for any inaccuracy or error in the performance or observance on such Agent’s part of any of its duties hereunder that caused by or results from any such inaccurate, incomplete or untimely information received by it, or other failure on the part of any such other party to comply with the terms hereof.

Section 8.04. Reliance by Agents.

(a) Each Agent shall be entitled to conclusively rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) or conversation believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper person, not only as to the due execution, validity and effectiveness, but also as to the truth and accuracy of any information contained therein, and shall not incur any liability for relying thereon. Each Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper person.

(b) In determining compliance with any condition hereunder to any Credit Event that by its terms must be fulfilled to the satisfaction of a Lender, each Agent may presume that such condition is satisfactory to such Lender unless such Agent shall have received notice to the contrary from such Lender prior to such Credit Event.

(c) Each Agent may consult with legal counsel (including counsel to the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

(d) Each Agent may deem and treat the Lender specified in the Register with respect to any amount owing hereunder as the owner thereof for all purposes unless a written notice of assignment, negotiation or transfer thereof shall have been filed with such Agent in accordance with Section 9.04.

(e) Subject to any provisions that expressly require an Agent to act at the direction of the Borrower, each Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such direction of the Required Lenders (or, if so specified by this Agreement, all or other Lenders) as it deems appropriate and it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense that may be incurred by it by reason of taking or continuing to take any such action. Such request or direction and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders and all future holders of the Loans.

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(f) The exercise of any remedies under this Agreement or any other Loan Document or any suit, action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder by the Administrative Agent or Collateral Agent, as applicable, shall be subject to receiving written direction from the Required Lenders (or such other number or percentage of Lenders as shall be expressly required under this Agreement or any Loan Document).

(g) With respect to any document that requires a signature by the Collateral Agent to perfect a Lien on the Collateral, the Collateral Agent shall sign such document at the request of the Borrower and may rely on a certificate from a Responsible Officer of the Borrower certifying that such action is not prohibited by this Agreement or any Loan Document in connection therewith. If the perfection of a Lien on the Collateral hereunder requires the Collateral Agent to sign any document in connection therewith and the Collateral Agent refuses to provide such signature, notwithstanding anything to the contrary in any this Agreement or any other Loan Document, the Borrower shall not have breached, or be in default under, any this Agreement or any other Loan Document so long as the Borrower has used commercially reasonable efforts to perfect the Lien on such Collateral.

Section 8.05. Notice of Default. Neither Agent shall be deemed to have knowledge or notice of the occurrence of any Default or Event of Default unless a Responsible Officer of such Agent has received written notice from a Lender or the Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a “Notice of Default.” In the event that the Administrative Agent receives such a notice, the Administrative Agent shall give notice thereof to the Lenders. The Administrative Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required Lenders (or, if so specified by this Agreement, all or other Lenders); provided, that unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default in its sole discretion. No Agent shall be deemed to have knowledge of any Cured or Waived Default unless and until written notice describing such Cured or Waived Default is given to such Agent. No Agent shall have any obligation to ascertain or confirm whether any Lender (or any group of Lenders) is entitled under any Loan Document to direct any Agent to take or not take any of the actions on any date in respect of a Default or Event of Default, and shall be fully protected in relying and acting upon such direction without making any such investigation or inquiry.

Section 8.06. Non-Reliance on Agents, the Arrangers and the Other Lenders. Each Lender expressly acknowledges that no Agent, Arranger nor any of their respective Related Parties and the Loan Parties’ financial or other professional advisors have made any representations or warranties to it and that no act by any Agent or Arranger hereafter taken, including any review of the affairs of a Loan Party or any affiliate of a Loan Party, shall be deemed to constitute any representation or warranty by any Agent or Arranger to any Lender. Each Lender represents to the Agents that it has, independently and without reliance upon any Agent, any Arranger or any other Lender or any of their respective Related Parties or any of the Loan Parties’ financial or other professional advisors, and based on such documents and information as it has deemed appropriate, made its own appraisal of, and investigation into, the business, operations, property, financial and other condition and creditworthiness of the Loan Parties and their affiliates and made its own decision to make its Loans hereunder and enter into this Agreement. Each Lender also represents

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that it will, independently and without reliance upon any Agent, any Arranger or any other Lender or any of their respective Related Parties, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Loan Parties and their affiliates. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Administrative Agent hereunder, no Agent or any Arranger shall have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, property, condition (financial or otherwise), prospects or creditworthiness of any Loan Party or any affiliate of a Loan Party that may come into the possession of any Agent, any Arranger or any of their Related Parties. Each Lender represents and warrants, as of the date each such Lender becomes a Lender, that (a) the Loan Documents set forth the terms of a commercial lending facility and (b) it is engaged in making, acquiring or holding commercial loans in the ordinary course and is entering into this Agreement as a Lender for the purpose of making, acquiring or holding commercial loans and providing other facilities set forth herein as may be applicable to such Lender, and not for the purpose of purchasing, acquiring or holding any other type of financial instrument, and each Lender agrees not to assert a claim in contravention of the foregoing. Each Lender represents and warrants that it is sophisticated with respect to decisions to make, acquire and/or hold commercial loans and to provide other facilities set forth herein, as may be applicable to such Lender, and either it, or the person exercising discretion in making its decision to make, acquire and/or hold such commercial loans or to provide such other facilities, is experienced in making, acquiring or holding such commercial loans or providing such other facilities.

Section 8.07. Indemnification. The Lenders agree to indemnify each Agent, in each case in its capacity as such (to the extent not reimbursed by the Borrower and without limiting the obligation of the Borrower to do so), in the amount of its pro rata share (based on its aggregate outstanding Term Loans) (determined at the time such indemnity is sought or, if the respective Obligations have been repaid in full, as determined immediately prior to such repayment in full), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever that may at any time (whether before or after the payment of the Loans) be imposed on, incurred by or asserted against such Agent in any way relating to or arising out of the Commitments, this Agreement, any of the other Loan Documents, the performance by the parties thereto of any of their respective obligations thereunder, or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by such Agent under or in connection with any of the foregoing (including any action taken at the direction of the Borrower in accordance with this Agreement) or any claim, litigation, investigation or proceeding relating to any of the foregoing; provided, that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements that are found by a final and non-appealable decision of a court of competent jurisdiction to have resulted from such Agent’s gross negligence or willful misconduct. The failure of any Lender to reimburse any Agent promptly upon demand for such Lender’s ratable share of any amount required to be paid by the Lenders to such Agent as provided herein shall not relieve any other Lender of its obligation hereunder to reimburse such Agent for such other Lender’s ratable share of such amount, but no Lender shall be responsible for the failure of any other Lender to reimburse such Agent for such other Lender’s ratable share of such amount. To the extent that the Borrower for any reason fails to indefeasibly pay any amount required under Section 9.05 to be paid by it to any Agent (or any sub-agent thereof) or any Related Party thereof, each Lender severally agrees to pay to such Agent (or any such sub-agent) or such Related Party, as the case may be, such Lender’s pro rata share (determined as of the time that the applicable unreimbursed expense or indemnity

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payment is sought) based on each Lender’s share of the aggregate principal amount of Term Loans in effect at such time (or, if the respective Obligations have been repaid in full, as determined immediately prior to such repayment in full) of such unpaid amount (including any such unpaid amount in respect of a claim asserted by such Lender), provided, further that, the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against such Agent (or any such sub-agent) or against any Related Party thereof acting for such Agent (or any such sub-agent) in connection with such capacity.

The agreements in this Section 8.07 shall survive the payment of the Loans and all other amounts payable hereunder, the termination of this Agreement and the resignation or removal of any Agent.

Section 8.08. Agent in Its Individual Capacity. Each Agent and its affiliates may make loans to, accept deposits from, and generally engage in any kind of business with any Loan Party as though such Agent were not an Agent. With respect to its Loans made or renewed by it, each Agent shall have the same rights and powers under this Agreement and the other Loan Documents as any Lender and may exercise the same as though it were not an Agent, and the terms “Lender” and “Lenders” shall include each Agent in its individual capacity.

Section 8.09. Successor Administrative Agent. Either Agent may resign as Administrative Agent or Collateral Agent, as applicable, under this Agreement and the other Loan Documents upon 30 days’ notice to the Lenders and the Borrower. Upon any such resignation, the Required Lenders shall have the right, subject to the reasonable consent of the Borrower (so long as no Event of Default shall have occurred and be continuing), to appoint a successor which shall be either (a) a third-party entity in the business of providing the services of such Agent or (b) a bank with an office in the United States, or an Affiliate of any such bank with an office in the United States, whereupon such successor agent shall succeed to the rights, powers and duties of such Agent, and the term “Administrative Agent” or “Collateral Agent” as the circumstances require shall mean such successor agent effective upon such appointment and approval, and the former Agent’s rights, powers and duties as Administrative Agent or Collateral Agent, as applicable, shall be terminated, without any other or further act or deed on the part of such former Agent or any of the parties to this Agreement or any holders of the Loans. If no successor agent has accepted appointment as Administrative Agent or Collateral Agent, as applicable, by the date that is 30 days following a retiring of such Agent’s notice of resignation, the retiring Agent’s resignation shall nevertheless thereupon become effective, and the Lenders shall assume and perform all of the duties of the Administrative Agent or Collateral Agent, as applicable, hereunder until such time, if any, as the Required Lenders appoint a successor agent as provided for above. After any retiring Agent’s resignation as Administrative Agent or Collateral Agent, as applicable, the provisions of this Article VIII and Section 9.05 shall inure to its benefit as to any actions taken or omitted to be taken by it, its Subagents and their respective Related Parties while it was Administrative Agent or Collateral Agent, as applicable, under this Agreement and the other Loan Documents.

Any corporation or association into which an Agent may be converted or merged, or with which it may be consolidated, or to which it may sell or transfer all of substantially all of its corporate trust business and assets as a whole or substantially as a whole, or any corporation or association resulting from any such conversation, sale merger, consolidation or transfer to which such Agent is a party, will become the successor Administrative Agent or Collateral Agent, as applicable, under this Agreement and will have and accede to the rights, powers, duties, immunities and privileges as its predecessor, without the execution or filing of any instrument or paper or the performance of any further act.

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Section 8.10. Arrangers. Notwithstanding any other provision of this Agreement or any provision of any other Loan Document, each of the persons named on the cover page hereof as Joint Lead Arranger and Bookrunner is named as such for recognition purposes only, and in its capacity as such shall have no rights, duties, responsibilities or liabilities with respect to this Agreement or any other Loan Document, except that each such person and its Affiliates shall be entitled to the rights expressly stated to be applicable to them in Sections 9.05 and 9.17 (subject to the applicable obligations and limitations as set forth therein).

Section 8.11. Security Documents and Collateral Agent.

(a) The Lenders and the other Secured Parties authorize each Agent to release any Collateral or Guarantors in accordance with Section 9.18 or if approved, authorized or ratified in accordance with Section 9.08.

(b) The Lenders and the other Secured Parties hereby irrevocably authorize and instruct the Administrative Agent and the Collateral Agent to, without any further consent of any Lender or any other Secured Party, and, upon the request of the Borrower, the Administrative Agent and/or the Collateral Agent shall, enter into (or acknowledge and consent to) or amend, renew, extend, supplement, restate, replace, waive or otherwise modify the First Lien/First Lien Intercreditor Agreement or any Permitted Junior Intercreditor Agreement with the collateral agent or other representative of holders of Indebtedness secured (and permitted to be secured) by a Lien on assets constituting a portion of the Collateral under any of Section 6.02(z), (gg), (kk) or (nn) (and solely in accordance with the relevant requirements thereof and not in lieu of the requirements thereof) (any of the foregoing, an “Intercreditor Agreement”).

The Lenders and the other Secured Parties irrevocably agree that (x) the Administrative Agent and the Collateral Agent may rely exclusively on a certificate of a Responsible Officer of the Borrower as to whether any such other Liens are permitted hereunder and as to the respective assets constituting Collateral that secure (and are permitted to secure) such Indebtedness hereunder (provided that the delivery of any such certificate shall not be a condition to the effectiveness of any Intercreditor Agreement) and (y) any Intercreditor Agreement entered into by the Administrative Agent and/or the Collateral Agent shall be binding on the Secured Parties, and each Lender and each other Secured Party hereby agrees that it will take no actions contrary to the provisions of, if entered into and if applicable, any Intercreditor Agreement. Each Lender and other Secured Party hereby agrees that (A) it will be bound by and will take no actions contrary to the provisions of any such intercreditor agreement or other agreements or documents, (B) agrees that the Liens on the Collateral securing the Obligations shall be subject in all respects to the provisions thereof and (C) agrees that the Administrative Agent and the Collateral Agent are authorized to take or refrain from taking any actions in accordance with the terms of an Intercreditor Agreement. The foregoing provisions are intended as an inducement to any provider of Indebtedness not prohibited by Section 6.01 hereof to extend credit to the Loan Parties and such persons are intended third-party beneficiaries of such provisions. In addition, the protections and indemnities afforded the Administrative Agent and the Collateral Agent hereunder (including those under Articles VIII and IX) shall apply to any such Intercreditor Agreement as if such Intercreditor Agreement were a Loan Document.

(c) Furthermore, the Lenders and the other Secured Parties hereby authorize the Administrative Agent and the Collateral Agent to (x) release any Lien securing the Obligations on any property granted to or held by the Administrative Agent or the Collateral Agent under any Loan Document (i) to the holder of any Lien on such property that is permitted by Section 6.02(c), (i) or (v), in each case to the extent the contract or agreement pursuant to which such Lien is granted

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prohibits any other Liens on such property or (ii) that is or becomes Excluded Property and (y) release any Guarantee securing the Obligations (including the Parent Guarantee) to the extent set forth in Section 9.18 hereof; and the Administrative Agent and the Collateral Agent shall do so upon request of the Borrower. Notwithstanding anything contained in this Agreement or any other Loan Document to the contrary (but without impacting the automatic nature of any release), in no event shall any Agent be required to authorize or execute and deliver any instrument or document evidencing any release unless the Borrower shall have provided such Agent with a Collateral Matters Certificate. Each Agent may conclusively rely, without independent investigation, on such certificate and shall incur no liability for acting in reliance thereon.

Section 8.12. Right to Realize on Collateral, Enforce Guarantees, and Credit Bidding.

(a) In case of the pendency of any proceeding under any Debtor Relief Laws or other judicial proceeding relative to any Loan Party, (i) the Administrative Agent (irrespective of whether the principal of any Obligation shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Borrower) shall be entitled and empowered, by intervention in such proceeding or otherwise (A) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of any or all of the Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders and the Administrative Agent and any Subagents allowed in such judicial proceeding and (B) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same, and (ii) any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender to make such payments to the Administrative Agent and, if the Administrative Agent shall consent to the making of such payments directly to the Lenders to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent under the Loan Documents. Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lender or to authorize the Administrative Agent to vote in respect of the claim of any Lender in any such proceeding.

(b) Anything contained in any of the Loan Documents to the contrary notwithstanding, the Borrower, the Administrative Agent, the Collateral Agent and each Secured Party hereby agree that (i) no Secured Party shall have any right individually to realize upon any of the Collateral or to enforce any Guarantee set forth in any Loan Document, it being understood and agreed that all powers, rights and remedies hereunder may be exercised solely by the Agents, on behalf of the Secured Parties in accordance with the terms hereof and all powers, rights and remedies under the Security Documents may be exercised solely by the Collateral Agent; provided that, notwithstanding the foregoing, the Lenders may exercise the set-off rights contained in Section 9.06 in the manner set forth therein and (ii) in the event of a foreclosure by the Collateral Agent on any of the Collateral pursuant to a public or private sale or other disposition, the Collateral Agent or any Lender may be the purchaser or licensor of any or all of such Collateral at any such sale or other disposition and the Collateral Agent, as agent for and representative of the Secured Parties (but not any Lender or Lenders in its or their respective individual capacities unless the Required Lenders shall otherwise agree in writing) shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such public sale, to use and apply any of the Obligations (other than Obligations owing to the Agents) as a credit on account of the purchase price for any collateral payable by the Collateral Agent at such sale or other Disposition.

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(c) The Secured Parties hereby irrevocably authorize each Agent (either directly or through one or more acquisition vehicles), at the direction of the Required Lenders, to credit bid all or any portion of the Obligations (other than amounts owing to the Agents) (including accepting some or all of the Collateral in satisfaction of some or all of the Obligations pursuant to a deed in lieu of foreclosure or otherwise) and in such manner purchase (either directly or through one or more acquisition vehicles) all or any portion of the Collateral (i) at any sale thereof conducted under the provisions of the Bankruptcy Code, including under Sections 363, 1123 or 1129 of the Bankruptcy Code, or any similar laws in any other jurisdictions to which a Loan Party is subject or (ii) at any other sale or foreclosure or acceptance of Collateral in lieu of debt conducted by (or with the consent or at the direction of) the Collateral Agent (whether by judicial action or otherwise) in accordance with any applicable law. In connection with any such credit bid and purchase, the Obligations owed to the Secured Parties shall be entitled to be, and shall be, credit bid on a ratable basis (with Obligations with respect to contingent or unliquidated claims receiving contingent interests in the acquired assets on a ratable basis that would vest upon the liquidation of such claims in an amount proportional to the liquidated portion of the contingent claim amount used in allocating the contingent interests) in the asset or assets so purchased (or in the Equity Interests or debt instruments of the acquisition vehicle or vehicles that are used to consummate such purchase). In connection with any such bid (A) the Collateral Agent and the Administrative Agent shall be authorized (x) to form one or more acquisition vehicles to make a bid, (y) to adopt documents providing for the governance of the acquisition vehicle or vehicles (provided that any actions by the applicable Agent with respect to such acquisition vehicle or vehicles, including any disposition of the assets or Equity Interests thereof shall be governed, directly or indirectly, by the vote of the Required Lenders, irrespective of the termination of this Agreement and without giving effect to the limitations on actions by the Required Lenders contained in clauses (i) through (vii) of Section 9.08(b) of this Agreement) and (z) the Collateral Agent shall be authorized to assign the relevant Obligations to any such acquisition vehicle pro rata by the Lenders, as a result of which each of the Lenders shall be deemed to have received a pro rata portion of any Equity Interests and/or debt instruments issued by such an acquisition vehicle on account of the assignment of the Obligations to be credit bid, all without the need for any Secured Party or acquisition vehicle to take any further action and (B) to the extent that Obligations that are assigned to an acquisition vehicle are not used to acquire Collateral for any reason (as a result of another bid being higher or better, because the amount of Obligations assigned to the acquisition vehicle exceeds the amount of debt credit bid by the acquisition vehicle or otherwise), such Obligations shall automatically be reassigned to the Lenders pro rata and the Equity Interests and/or debt instruments issued by any acquisition vehicle on account of the Obligations that had been assigned to the acquisition vehicle shall automatically be cancelled, without the need for any Secured Party or any acquisition vehicle to take any further action.

Section 8.13. Withholding Tax. To the extent required by any applicable Requirement of Law, the Administrative Agent may withhold from any payment to any Lender an amount equivalent to any applicable withholding Tax. If the Internal Revenue Service or any authority of the United States or other jurisdiction asserts a claim that the Administrative Agent did not properly withhold Tax from amounts paid to or for the account of any Lender for any reason (including because the appropriate form was not delivered, was not properly executed, or because such Lender failed to notify the Administrative Agent of a change in circumstances that rendered the exemption from, or reduction of, withholding Tax ineffective), such Lender shall indemnify the Administrative Agent (to the extent that the Administrative Agent has not already been reimbursed by any applicable Loan Party and without limiting the obligation of any applicable Loan Party to do so)

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fully for all amounts paid, directly or indirectly, by the Administrative Agent as Tax or otherwise, including penalties, fines, additions to Tax and interest, together with all reasonable out of pocket expenses. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under this Agreement or any other Loan Document or from any other source against any amount due to the Administrative Agent under this Section 8.13.

Section 8.14. Secured Cash Management Agreements and Secured Hedge Agreements and Arrangers. No Cash Management Bank, Arranger or Hedge Bank that obtains the benefits of Section 7.03, any Guarantee or any Collateral by virtue of the provisions hereof or of the Guarantee Agreement or any Security Document shall have any right to notice of any action or to consent to, direct or object to any action hereunder or under any other Loan Document or otherwise in respect of the Collateral (including the release or impairment of any Collateral or any action taken in connection with any default, Event of Default or enforcement of remedies) other than in its capacity as a Lender and, in such case, only to the extent expressly provided in the Loan Documents. Each counterparty to a Hedging Agreement or Cash Management Agreement agrees that it shall not provide, nor shall it be entitled to provide, any direction or instruction to any Agent, and neither Agent shall be responsible or liable for failing to comply with any such direction or instruction. Notwithstanding any other provision of this Article VIII to the contrary, neither Agent shall be required to verify the payment of, or that other satisfactory arrangements have been made with respect to, Obligations arising under Secured Cash Management Agreements and Secured Hedge Agreements and the Administrative Agent or the Collateral Agent may conclusively rely upon any written notice of such Obligations from the applicable Cash Management Bank, Arranger or Hedge Bank, as the case may be. For the avoidance of doubt and notwithstanding anything contained herein to the contrary, in the event that any Secured Cash Management Agreement or Secured Hedge Agreement has been terminated or all amounts owing to any Arranger have been paid in full, such Cash Management Bank, Hedge Bank or Arranger shall provide written notice to the Administrative Agent and the Borrower thereof and thereafter such Cash Management Bank, Hedge Bank or Arranger shall have no rights under this Agreement and the Loan Documents, and in no event shall the Agents be responsible or liable to such counterparty for any act or omission or potential liabilities occurring during any such time.

Notwithstanding anything herein to the contrary, by its acceptance of the benefits hereunder, each Cash Management Bank, Arranger and Hedge Bank agrees that (i) the rights, protections, immunities and indemnities afforded to the Agents in this Article VIII with respect to the Lenders shall also be applicable to each Cash Management Bank, Arranger or Hedge Bank as if such person were specifically set forth in this Article VIII, (ii) the Administrative Agent and the Collateral Agent shall be entitled to conclusively presume that no Cash Management Bank or Hedge Bank exists unless and until it receives written notice from such Cash Management Bank or Hedge Bank of its existence, and (iii) it shall provide each Agent with a completed administrative questionnaire and applicable tax forms upon request from either Agent.

Each applicable Cash Management Bank, Arranger or Hedge Bank, by its acceptance of the benefits hereunder, is deemed to appoint each of the Administrative Agent and the Collateral Agent, as applicable, as its agent, and each of the Administrative Agent and the Collateral Agent, as applicable, hereby agrees to act as Administrative Agent or Collateral Agent for such person; it being understood and agreed that the rights and benefits of each such person under this Agreement and the Loan Documents consist exclusively of such person’s being a beneficiary of the liens and security interests (and, if applicable, guarantees) granted to the applicable Agent and the right to share in payments and collections out of the Collateral as more fully set forth herein. In connection with any action taken by either Agent, including, without limitation, with respect to any distribution of payments and collections, such Agent shall be entitled to assume (and shall have no liability for

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so assuming) no amounts are owing to any such person (and no Obligations are held by any such person) unless such person has provided written notification to each Agent of the amount that is owing to it (on which each Agent may conclusively rely) and such notification is received by each Agent within a reasonable period of time prior to the making of such distribution, which in any event shall be at least five (5) Business Days prior to such distribution.

Section 8.15. Certain ERISA Matters.

(a) Each Lender (x) represents and warrants, as of the date such person became a Lender party hereto, to, and (y) covenants, from the date such person became a Lender party hereto to the date such person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that at least one of the following is and will be true:

(i) such Lender is not using “plan assets” (within the meaning of Section 3(42) of ERISA or otherwise) of one or more Benefit Plans with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments or this Agreement,

(ii) the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement,

(iii) (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement, or

(iv) such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender.

(b) In addition, unless either (i) subclause (i) in the immediately preceding clause (a) is true with respect to a Lender or (ii) a Lender has provided another representation, warranty and covenant in accordance with subclause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such person became a Lender party hereto, to, and (y) covenants, from the date such person became a Lender party hereto to the date such person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that the Administrative Agent is not a fiduciary with respect to the assets of such Lender involved in such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Loan Document or any documents related hereto or thereto).

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Section 8.16. Erroneous Payments.

(a) Each Lender hereby agrees that (i) if the Administrative Agent notifies such Lender that the Administrative Agent has determined in its sole discretion that any funds received by such Lender from either Agent or any of their respective Affiliates were erroneously or mistakenly transmitted to, or otherwise erroneously or mistakenly received by, such Lender (whether or not known to such Lender) (whether as a payment, prepayment or repayment of principal, interest, fees or otherwise; individually and collectively, an “Erroneous Payment”) and demands the return of such Erroneous Payment (or a portion thereof), such Lender shall promptly, but in no event later than one Business Day thereafter, return to the Administrative Agent the amount of any such Erroneous Payment (or portion thereof) as to which such a demand was made, in same day funds (in the currency so received), together with interest thereon in respect of each day from and including the date such Erroneous Payment (or portion thereof) was received by such Lender to the date such amount is repaid to the Administrative Agent in same day funds at the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect and (ii) to the extent permitted by applicable law, such Lender shall not assert any right or claim to the Erroneous Payment, and hereby waives any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the applicable Agent for the return of any Erroneous Payments received, including, without limitation, waiver of any defense based on “discharge for value” or any similar theory or doctrine. A notice of the Administrative Agent to any Lender under this clause (a) shall be conclusive, absent manifest error.

(b) Without limiting the immediately preceding clause (a), each Lender hereby further agrees that if it receives a payment from either Agent (or any of their respective Affiliates) (x) that is in a different amount than, or on a different date from, that specified in a notice of payment sent by the Administrative Agent, (y) that was not preceded or accompanied by notice of payment, or (z) that such Lender otherwise becomes aware was transmitted, or received, in error or by mistake (in whole or in part), then in each case, if an error has been made each such Lender is deemed to have knowledge of such error at the time of receipt of such Erroneous Payment, and to the extent permitted by applicable law, such Lender shall not assert any right or claim to the Erroneous Payment and hereby waives any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the applicable Agent for the return of any Erroneous Payments received, including without limitation waiver of any defense based on “discharge for value” or any similar theory or doctrine. Each Lender agrees that, in each such case, it shall promptly (and, in all events, within three Business Days), upon demand from the Administrative Agent, return to the Administrative Agent the amount of any such Erroneous Payment (or portion thereof) as to which such a demand was made in same day funds (in the currency so received), together with interest thereon in respect of each day from and including the date such Erroneous Payment (or portion thereof) was received by such Lender to the date such amount is repaid to the Administrative Agent in same day funds at the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect.

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(c) The Borrower and each other Loan Party hereby agrees that (x) in the event of an Erroneous Payment (or portion thereof) is not recovered from any Lender that has received such Erroneous Payment (or portion thereof) for any reason (and without limiting the Agents’ rights and remedies under this Article VIII), the applicable Agent shall be subrogated to all the rights of such Lender with respect to such amount and (y) an Erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any Obligations owned by the Borrower or any other Loan Party.

(d) In addition to any rights and remedies of the Agents provided by law, the Agents shall have the right, without prior notice to any Lender, any such notice being expressly waived by such Lender to the extent permitted by applicable law, with respect to any Erroneous Payment for which demand has been made in accordance with this Section 8.16 and which has not been returned to the Administrative Agent, to set off and appropriate and apply against such amounts any and all deposits (general or special, time or demand, provisional or final but excluding trust accounts) in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by the applicable Agent or any of its Affiliates to or for the credit or the account of such Lender. The Administrative Agent agrees to promptly notify the Lender after any such setoff and application made by the either Agent; provided, that, the failure to give such notice shall not affect the validity of such setoff and application.

(e) Each party’s obligations under this Section 8.16 shall survive the resignation or removal of each Agent, the termination of the Commitments and the repayment, satisfaction or discharge of all Obligations (or any portion thereof) under any Loan Document.

Section 8.17. Arrangers. No Arranger in its capacity as such, shall have any obligations under this Agreement or any other Loan Document, but shall be entitled to all benefits of this Article VIII and Article IX to the extent set forth herein.

ARTICLE IX

MISCELLANEOUS

Section 9.01. Notices; Communications.

(a) Except in the case of notices and other communications expressly permitted to be given by telephone (and except as provided in Section 9.01(b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopier or other electronic means as follows, and all notices and other communications expressly permitted hereunder to be given by telephone shall be made to the applicable telephone number, as follows:

(i) if to any Loan Party, the Collateral Agent or the Administrative Agent, to the address, telecopier number, electronic mail address or telephone number specified for such person on Schedule 9.01; and

(ii) if to any other Lender, to the address, telecopier number, electronic mail address or telephone number specified in its Administrative Questionnaire.

(b) Notices and other communications to the Lenders hereunder may be delivered or furnished by electronic communication (including e-mail and Internet or intranet websites) pursuant to procedures approved by the Administrative Agent; provided, that the foregoing shall not apply to notices to any Lender pursuant to Article II if such Lender has notified the Administrative Agent that it is incapable of receiving notices under such Article by electronic communication. The Administrative Agent or the Borrower may, in their discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by them, provided, that approval of such procedures may be limited to particular notices or communications.

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(c) Notices sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received. Notices sent by telecopier shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next Business Day for the recipient). Notices delivered through electronic communications to the extent provided in Section 9.01(b) above shall be effective as provided in such Section 9.01(b).

(d) Any party hereto may change its address or telecopy number for notices and other communications hereunder by notice to the other parties hereto.

(e) Documents required to be delivered pursuant to Section 5.04 (to the extent any such documents are included in materials otherwise filed with the SEC) may be delivered electronically (including as set forth in Section 9.17) and if so delivered, shall be deemed to have been delivered on the date (i) on which the Borrower posts such documents, or provides a link thereto on the Borrower’s website on the Internet at the website address listed on Schedule 9.01 or (ii) on which such documents are posted on the Borrower’s behalf on an Internet or intranet website, if any, to which each Lender and the Administrative Agent have access (whether a commercial, third-party website or whether sponsored by the Administrative Agent); provided that (A) the Borrower shall deliver paper copies of such documents to the Administrative Agent or any Lender that requests the Borrower to deliver such paper copies until a written request to cease delivering paper copies is given by the Administrative Agent or such Lender and (B) the Borrower shall notify the Administrative Agent (by telecopier or electronic mail) of the posting of any such documents and provide to the Administrative Agent by electronic mail electronic versions (i.e., soft copies) of such documents. Except for such certificates required by Section 5.04(c), the Administrative Agent shall have no obligation to request the delivery or to maintain copies of the documents referred to above, and in any event shall have no responsibility to monitor compliance by the Borrower with any such request for delivery, and each Lender shall be solely responsible for requesting delivery to it or maintaining its copies of such documents.

Section 9.02. Survival of Agreement. All covenants, agreements, representations and warranties made by the Loan Parties herein, in the other Loan Documents and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the other parties hereto and shall survive the making by the Lenders of the Loans and the execution and delivery of the Loan Documents, regardless of any investigation made by such persons or on their behalf, and shall continue in full force and effect until the Termination Date. Without prejudice to the survival of any other agreements contained herein, the provisions of Sections 2.15, 2.16, 2.17, 9.05, 9.22 and 9.26 and Article VIII shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, the occurrence of the Termination Date or the termination of this Agreement or any other Loan Document or any provision hereof or thereof.

Section 9.03. Binding Effect. This Agreement shall become effective when it shall have been executed by the Borrower, the Collateral Agent and the Administrative Agent and when the Administrative Agent shall have received copies hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the Borrower, the Collateral Agent, the Administrative Agent and each Lender and their respective permitted successors and assigns.

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Section 9.04. Successors and Assigns.

(a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that (i) the Borrower may not assign or otherwise transfer any of its respective rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by the Borrower without such consent shall be null and void) and (ii) no Lender may assign or otherwise transfer its rights or obligations hereunder except in accordance with this Section 9.04. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants (to the extent provided in clause (d) of this Section 9.04), and, to the extent expressly contemplated hereby, the Related Parties of each of the Agents, the Lenders and the Indemnified Parties) any legal or equitable right, remedy or claim under or by reason of this Agreement or the other Loan Documents.

(b) (i) Subject to the conditions set forth in subclause (ii) below, any Lender may assign to one or more assignees (each, an “Assignee”) all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitments and the Loans at the time owing to it) with the prior written consent of:

(A) the Borrower (such consent not to be unreasonably withheld, delayed or conditioned), which consent, with respect to the assignment of a Term Loan, will be deemed to have been given if the Borrower has not responded within five Business Days after the delivery of any request for such consent; provided that no consent of the Borrower shall be required (x) for an assignment of a Term Loan to a Lender, an Affiliate of a Lender, or an Approved Fund (as defined below) or (y) if an Event of Default under Section 7.01(b), (c), (h) or (i) has occurred and is continuing, for an assignment to any person; and

(B) the Administrative Agent (such consent not to be unreasonably withheld or delayed); provided, that no consent of the Administrative Agent shall be required for an assignment of all or any portion of a Term Loan to (x) a Lender, an Affiliate of a Lender, or an Approved Fund, or (y) the Borrower or an Affiliate of the Borrower.

(ii) Assignments (other than pursuant to Section 2.25 or clause (c) below) shall be subject to the following additional conditions:

(A) except in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund or an assignment of the entire remaining amount of the assigning Lender’s Commitments or Loans under any Facility, the amount of the applicable Commitments or Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Administrative Agent) shall not be less than $1,000,000 or an integral multiple of $1,000,000 in excess thereof, unless each of the Borrower and the Administrative Agent otherwise consent; provided, that no such consent of the Borrower shall be required if an Event of Default under Section 7.01(b), (c), (h) or (i) has occurred and is continuing; provided, further, that such amounts shall be aggregated in respect of each Lender and its Affiliates or Approved Funds (with simultaneous assignments to or by two or more Related Funds being treated as one assignment), if any;

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(B) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement; provided, that this clause (B) shall not be construed to prohibit the assignment of a proportionate part of all the assigning Lender’s rights and obligations in respect of one Class of Commitments or Loans;

(C) the parties to each assignment shall (1) execute and deliver to the Administrative Agent an Assignment and Acceptance and any form required to be delivered pursuant to Section 2.17 via an electronic settlement system administratively feasible to Administrative Agent or (2) if previously agreed with the Administrative Agent, manually execute and deliver to the Administrative Agent an Assignment and Acceptance, in each case together with a processing and recordation fee of $3,500 (which fee may be waived or reduced in the sole discretion of the Administrative Agent); provided, that contemporaneous assignments by or to any Assignee, its Affiliates and its Approved Funds to one or more of such Assignee’s Affiliates or Approved Funds that close together shall be deemed to be one assignment for purposes of this clause (C);

(D) the Assignee, if it shall not be a Lender, shall deliver to the Administrative Agent its applicable tax forms, an Administrative Questionnaire in which the assignee designates one or more credit contacts to whom all syndicate-level information (which may contain material non-public information about the Borrower and its Affiliates and their Related Parties or their respective securities) will be made available and who may receive such information in accordance with the assignee’s compliance procedures and applicable laws, including Federal and state securities laws; and

(E) the Assignee shall not be (1) the Borrower or any of the Borrower’s Affiliates or any Subsidiary except with respect to assignments to the Borrower in accordance with Section 2.25 or clause (c) below, (2) any Disqualified Lender subject to Section 9.04(j), (3) a natural person or (4) a Defaulting Lender.

For the purposes of this Section 9.04, “Approved Fund” shall mean any person (other than a natural person) that is engaged in making, purchasing, holding or investing in bank loans and similar extensions of credit in the ordinary course and that is administered, advised or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers, advises or manages a Lender.

Any assigning Lender shall, in connection with any potential assignment, provide to the Borrower a copy of its request (including the name of the prospective assignee) concurrently with its delivery of the same request to the Administrative Agent irrespective of whether or not a Default or an Event of Default has occurred and is continuing.

(iii) Subject to acceptance and recording thereof pursuant to subclause (v) below, from and after the effective date specified in each Assignment and Acceptance the Assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of a Lender under this

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Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.15, 2.16, 2.17 and 9.05 (subject to the limitations and requirements of those Sections, including, without limitation, the requirements of Sections 2.17(d) and 2.17(f))). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this Section 9.04 shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with clause (c) of this Section 9.04 (except to the extent such participation is not permitted by such clause (c) of this Section 9.04, in which case such assignment or transfer shall be null and void).

(iv) The Administrative Agent, acting solely for this purpose as a non-fiduciary agent of the Borrower, shall maintain at one of its offices a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal and interest amounts of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive absent manifest error, and the Borrower, the Collateral Agent, the Administrative Agent and the Lenders shall treat each person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower, the Collateral Agent and any Lender (with respect to any entry relating to such Lender’s Loans and Commitments), at any reasonable time and from time to time upon reasonable prior notice.

(v) Upon its receipt of a duly completed Assignment and Acceptance executed by an assigning Lender and an Assignee, the Assignee’s completed Administrative Questionnaire (unless the Assignee shall already be a Lender hereunder), the processing and recordation fee referred to in clause (b)(ii)(C) of this Section 9.04, if applicable, and any written consent to such assignment required by clause (b) of this Section 9.04, the Administrative Agent shall accept such Assignment and Acceptance and promptly record the information contained therein in the Register; provided, that if either the assigning Lender or the assignee shall have failed to make any payment required to be made by it pursuant to Section 2.18(d) or 8.07, the Administrative Agent shall have no obligation to accept such Assignment and Acceptance and record the information therein in the Register unless and until such payment shall have been made in full, together with all accrued interest thereon. No assignment, whether or not evidenced by a promissory note, shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this subclause (v).

(c) Notwithstanding anything to the contrary herein, including Sections 2.18 and 8.04, so long as no Event of Default under Section 7.01(b), (c), (h) or (i) has occurred and is continuing, any Lender may assign all or any portion of its Term Loans hereunder to Holdings, the Borrower or any of the Subsidiaries on a non-pro rata basis, whether pursuant to an open market purchase, Dutch auction, exchange or otherwise; provided that no purchase of any Term Loans shall be made from the proceeds of any revolving loans (including any Incremental Revolving Loans). Any such Term Loans shall be automatically and permanently cancelled immediately upon acquisition thereof by Holdings, the Borrower or any of the Subsidiaries.

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In connection with any assignment pursuant to this Section 9.04(c), each Lender acknowledges and agrees that, in connection therewith:

(i) Holdings and/or any of its Subsidiaries may have, and later may come into possession of, information regarding either Holdings, any of its Subsidiaries and/or any of their respective Affiliates not known to such Lender and that may be material to a decision by such Lender to participate in such assignment (including material non-public information) (“Excluded Information”),

(ii) such Lender, independently and, without reliance on Holdings, any of its Subsidiaries, any Agent or any of their respective Affiliates, has made its own analysis and determination to participate in such assignment notwithstanding such Lender’s lack of knowledge of the Excluded Information, and

(iii) none of Holdings, any of its Subsidiaries, any Agent or any of their respective Affiliates shall have any liability to such Lender, and such Lender hereby waives and releases, to the extent permitted by law, any claims such Lender may have against Holdings, any of its Subsidiaries, any Agent or any of their respective Affiliates, under applicable laws or otherwise, with respect to the nondisclosure of the Excluded Information.

(d) Participations.

(i) Any Lender may, without the consent of the Borrower or the Administrative Agent, sell participations in Loans and Commitments to one or more banks or other entities other than any person that, at the time of such participation, is (A) a natural person, (B) Holdings, the Borrower or any of the Subsidiaries or any of their respective Affiliates or (C) a Disqualified Lender subject to Section 9.04(j) (a “Participant”) in all or a portion of such Lender’s rights and obligations under this Agreement (including all or a portion of its Commitments and the Loans owing to it);

provided, that (1) such Lender’s obligations under this Agreement shall remain unchanged, (2) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (3) the Borrower, the Administrative Agent, the Collateral Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. Any agreement pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and the other Loan Documents and to approve any amendment, modification or waiver of any provision of this Agreement and the other Loan Documents;

provided, further, that (x) such agreement may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver that both (1) requires the consent of each Lender directly affected thereby pursuant to the first proviso to Section 9.08(b) and (2) directly affects such Participant (but, for the avoidance of doubt, not any waiver of any Default or Event of Default) and (y) no other agreement with respect to amendment, modification or waiver may exist between such Lender and such Participant. Subject to clause (d)(iii) of this Section 9.04, the Borrower agrees that each Participant shall be entitled to the benefits of Sections 2.15, 2.16 and 2.17 (subject to the limitations and requirements of those Sections and Section 2.19, including, without limitation,

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the requirements of Sections 2.17(d) and 2.17(f) (it being understood that the documentation required under Section 2.17(d) and 2.17(f) shall be delivered solely to the participating Lender)) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to clause (b) of this Section 9.04.

To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 9.06 as though it were a Lender; provided, that such Participant shall be subject to Section 2.18(c) as though it were a Lender.

(ii) Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts and interest amounts of each Participant’s interest in the Loans or other obligations under the Loan Documents (the “Participant Register”). The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. Without limitation of the requirements of this Section 9.04(d), no Lender shall have any obligation to disclose all or any portion of a Participant Register to any person (including the identity of any Participant or any information relating to a Participant’s interest in any Commitments, Loans or other Loan Obligations under any Loan Document), except to the extent that such disclosure is necessary to establish that such Commitment, Loan or other Loan Obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register.

(iii) A Participant shall not be entitled to receive any greater payment under Section 2.15, 2.16 or 2.17 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower’s prior written consent (not to be unreasonably withheld or delayed), which consent shall state that it is being given pursuant to this Section 9.04(d)(iii); provided, that each potential Participant shall provide such information as is reasonably requested by the Borrower in order for the Borrower to determine whether to provide its consent.

(e) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank and in the case of any Lender that is an Approved Fund, any pledge or assignment to any holders of obligations owed, or securities issued, by such Lender, including to any trustee for, or any other representative of, such holders, and this Section 9.04 shall not apply to any such pledge or assignment of a security interest; provided, that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or Assignee for such Lender as a party hereto.

(f) The Borrower, upon receipt of written notice from the relevant Lender, agrees to issue promissory notes to any Lender requiring promissory notes to facilitate transactions of the type described in Section 9.04(e).

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(g) Upon the terms and subject to the conditions set forth in this Agreement, and in reliance upon the representations, warranties and covenants of the Loan Parties contained herein and the other Loan Documents, effective as of the Closing Date, each person that becomes a Lender after the Closing Date (each, a “Subject Lender”), on behalf of itself and its predecessors, successors, assigns, agents, subsidiaries (except in the case of any Lender that is a bona fide commercial bank), Affiliates (except in the case of any Lender that is a bona fide commercial bank) and representatives, hereby irrevocably and forever waives, on the terms and conditions set forth herein, any actual, if any, and alleged defaults, Defaults or Events of Default (each as defined in the applicable Existing Debt Document), or any other claims of breach under any Existing Debt Document that have arisen under the Existing Debt Documents prior to the Closing Date and that can be waived as of the Closing Date, together with any and all related consequences thereof, including without limitation any actual or purported acceleration of any Existing Debt (the “Waiver”). Other than as specifically set forth herein, the Waiver shall not constitute a modification or alteration of the terms, conditions or covenants of this Agreement or the Existing Debt Documents. Notwithstanding the foregoing, (i) the Waiver of each Subject Lender that is a bona fide commercial bank is only applicable with respect to such Subject Lender in its capacity as a lender or holder under the Existing Debt Documents to which it is a party (and not in any other capacity and not in respect of any Existing Debt Document to which it is not a party), (ii) for the avoidance of doubt, no Subject Lender that is a bona fide commercial bank is agreeing to the Waiver with respect to any Existing Debt that such Subject Lender holds or acquires solely in its capacity as a Qualified Marketmaker (as defined in the Transaction Support Agreement), and (iii) with respect to any such Subject Lender that is a bona fide commercial bank, any Affiliates or related parties of such Subject Lender (including any separate branch of a Subject Lender) shall not be deemed to be a Subject Lender themselves, unless such Affiliate or related party has itself signed this Agreement. For the avoidance of doubt, any Affiliates or related parties of any such Subject Lender shall not, as a result of being Affiliates or related parties, be deemed to be Subject Lenders themselves.

(h) Each purchase or assignment of Term Loans pursuant to Section 2.25 or clause (c) of this Section 9.04 shall, for purposes of this Agreement, be deemed to be an automatic and immediate cancellation and extinguishment of such Term Loans and the Borrower shall, upon consummation of any such purchase, notify the Administrative Agent that the Register should be updated to record such event as if it were a prepayment of such Loans.

(i) In connection with any assignment of rights and obligations of any Defaulting Lender hereunder, no such assignment shall be effective unless and until, in addition to the other conditions thereto set forth herein, the parties to the assignment shall make such additional payments to the Administrative Agent in an aggregate amount sufficient, upon distribution thereof as appropriate (which may be outright payment, purchases by the assignee of participations or subparticipations, or other compensating actions, including funding, with the consent of the Borrower and the Administrative Agent, the applicable pro rata share of Loans previously requested but not funded by the Defaulting Lender, to each of which the applicable assignee and assignor hereby irrevocably consent) to pay and satisfy in full all payment liabilities then owed by such Defaulting Lender to the Administrative Agent and any other Lender hereunder (and interest accrued thereon); provided, that notwithstanding the foregoing, in the event that any assignment of rights and obligations of any Defaulting Lender hereunder shall become effective under applicable law without compliance with the provisions of this paragraph, then the assignee of such interest shall be deemed to be a Defaulting Lender for all purposes of this Agreement until such compliance occurs.

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(j) The Administrative Agent shall have the right, and the Borrower hereby expressly authorizes the Administrative Agent, to (i) post the list of Disqualified Lenders provided by the Borrower and any updates thereto from time to time (collectively, the “DQ List”) on the Platform, including that portion of the Platform that is designated for “public side” Lenders and (ii) provide the DQ List to each Lender requesting the same. The Administrative Agent shall not be responsible or have any liability for, or have any duty to ascertain, inquire into, monitor or enforce, compliance with the provisions hereof relating to Disqualified Lenders; provided, that without limiting the generality of the foregoing clause, the Administrative Agent shall not (x) be obligated to ascertain, monitor or inquire as to whether any Lender or Participant or prospective Lender or Participant is a Disqualified Lender or (y) have any liability with respect to or arising out of any assignment or participation of Loans, or disclosure of confidential information, to any Disqualified Lender. With respect to any Lender or Participant that becomes a Disqualified Lender after the applicable assignment or participation, (1) such Assignee shall not retroactively be disqualified from becoming a Lender or Participant and (2) the execution by the Borrower of an Assignment and Acceptance with respect to such assignee will not by itself result in such Assignee no longer being considered a Disqualified Lender. Any assignment in violation of this clause (j) shall not be void, but the Borrower shall have the right to (A) [reserved], (B) in the case of outstanding Term Loans held by Disqualified Lenders, prepay such Term Loan by paying the lesser of (x) the principal amount thereof and (y) the amount that such Disqualified Lender paid to acquire such Term Loans, in each case plus accrued interest, accrued fees, and all other amounts (other than principal amounts) payable to it hereunder and under the other Loan Documents and/or (C) require such Disqualified Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in this Section 9.04), all of its interest, rights and obligations under this Agreement and related Loan Documents to an Assignee in accordance with this Section 9.04 that shall assume such obligations at the lesser of (x) the principal amount thereof and (y) the amount that such Disqualified Lender paid to acquire such interests, rights and obligations, in each case plus accrued interest, accrued fees and all other amounts (other than principal amounts) payable to it hereunder and the other Loan Documents; provided that (1) the Borrower shall have paid to the Administrative Agent the assignment fee (if any) specified in Section 9.04(b)(ii)(C) and (2) such assignment does not conflict with applicable laws.

Section 9.05. Expenses; Indemnity.

(a) The Borrower hereby agrees to pay

(i) all reasonable and documented out-of-pocket expenses (including, subject to Section 9.05(c), Other Taxes) incurred by the Administrative Agent or the Collateral Agent and their respective Affiliates in connection with the preparation and administration of this Agreement and the other Loan Documents, or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), including the reasonable and documented fees, charges and disbursements of one counsel for each of the Administrative Agent and the Collateral Agent and, if necessary, the reasonable fees, charges and disbursements of one local counsel per jurisdiction for each of the Administrative Agent and the Collateral Agent (or a single local counsel if the Administrative Agent and the Collateral Agent are the same entity),

(ii) all reasonable and documented fees and disbursements of Cravath, Swaine & Moore LLP as primary counsel to the Amendment No. 1 Arrangers in connection with Amendment No. 1 and the transactions contemplated thereby, subject to and in accordance with the fee and/or engagement letters entered into with the Borrower,

(iii) all reasonable and documented fees and disbursements of Cravath, Swaine & Moore LLP as primary counsel to the Amendment No. 2 Arrangers in connection with Amendment No. 2 and the transactions contemplated thereby, subject to and in accordance with the fee and/or engagement letters entered into with the Borrower,

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(iv) all reasonable and documented fees and disbursements of Cravath, Swaine & Moore LLP as primary counsel to the Amendment No. 3 Arrangers in connection with Amendment No. 3 and the transactions contemplated thereby, subject to and in accordance with the fee and/or engagement letters entered into with the Borrower, and

(v) all reasonable and documented out-of-pocket expenses (including Other Taxes) incurred by the Agents or any Lender in connection with the enforcement of their rights in connection with this Agreement and any other Loan Document, in connection with the Loans made hereunder, including all reasonable and documented out-of-pocket expenses incurred or invoiced during any workout, restructuring or negotiations in respect of such Loans, and including the fees, charges and disbursements of (A)(i) a separate single counsel for the Administrative Agent, (ii) a separate, single counsel for the Collateral Agent and (iii) a separate, single counsel for all other Secured Parties, taken as a whole, and, (B) if necessary, (i) a separate, single local counsel in each appropriate jurisdiction for the Administrative Agent, (ii) a separate, single local counsel in each appropriate jurisdiction for the Collateral Agent (provided, that for purposes of clauses (i) and (ii), if the Administrative Agent and the Collateral Agent are the same entity, the Agent shall be entitled to one local counsel) and (iii) a separate, single local counsel in each appropriate jurisdiction for the other Secured Parties, taken as a whole and (C) (if appropriate) (i) a separate, single regulatory counsel for the Administrative Agent and (ii) a separate, single regulatory counsel for the Collateral Agent (provided, that for purposes of clauses (i) and (ii), if the Administrative Agent and the Collateral Agent are the same entity, the Agent shall be entitled to one regulatory counsel) and (iii) a separate, single regulatory counsel for all other Secured Parties, taken as a whole (and, in each case, in the case of an actual or perceived conflict of interest where such person affected by such conflict informs the Borrower of such conflict and thereafter retains its own counsel, of another firm of such for such affected person).

(b) The Borrower agrees to indemnify the Administrative Agent, the Collateral Agent, each Arranger, each Lender, each of their respective Affiliates, successors and assignors, and each of their respective Related Parties (each such person being called an “Indemnitee”) against, and to hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including reasonable counsel fees, charges and disbursements (excluding the allocated costs of in house counsel but including costs and fees of (A)(i) a separate, single counsel for the Administrative Agent, (ii) a separate, single counsel for the Collateral Agent and (iii) a separate, single primary counsel for all other Indemnitees, taken as a whole, and, (B) if necessary, (i) a separate, single local counsel in each appropriate jurisdiction for Administrative Agent, (ii) a separate, single local counsel for the Collateral Agent (provided, that for purposes of clause (i) and (ii), if the Administrative Agent and the Collateral Agent are the same entity, the Agent shall be entitled to one local counsel) and (iii) a separate, single local counsel in each appropriate jurisdiction for the other Indemnitees, taken as a whole and (C) (if appropriate) (i) a separate, single regulatory counsel for the Administrative Agent, (ii) a separate, single regulatory counsel for the Collateral Agent (provided, that for purposes of clause (i) and (ii), if the Administrative Agent and the Collateral Agent are the same entity, the Agent shall be entitled to one regulatory counsel) and (iii) a separate, single regulatory counsel for all other Indemnitees, taken as a whole (and, in each case, in the case of an actual or perceived conflict of interest where the Indemnitee affected by such conflict informs the Borrower of such conflict and thereafter retains its own counsel, of another firm of counsel for such affected Indemnitee)), incurred by or asserted against any Indemnitee

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arising out of, in any way connected with, or as a result of (i) the execution or delivery of this Agreement or any other Loan Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto and thereto of their respective obligations thereunder or the consummation of the transactions contemplated hereby, (ii) the use of the proceeds of the Loans, (iii) any violation of or liability under Environmental Laws by Holdings, the Borrower or any Subsidiary, (iv) any actual or alleged presence, Release or threatened Release of or exposure to Hazardous Materials at, under, on, from or to any property owned, leased or operated by Holdings, the Borrower or any Subsidiary or (v) any claim, litigation, investigation or proceeding relating to any of the foregoing, whether or not any Indemnitee is a party thereto and regardless of whether such matter is initiated by a third party or by the Borrower or any of their subsidiaries or Affiliates; provided, that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses (x) are determined by a final, non-appealable judgment of a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of such Indemnitee or any of its Related Parties or (y) arose from any claim, actions, suits, inquiries, litigation, investigation or proceeding that does not involve an act or omission of the Borrower or any of its Affiliates and is brought by an Indemnitee against another Indemnitee (other than any claim, actions, suits, inquiries, litigation, investigation or proceeding by or against any Agent or Arranger in its capacity as such). None of the parties hereto (or any of their respective affiliates) shall be responsible or liable to any other party or any of their respective subsidiaries, Affiliates or stockholders or any other person or entity for any special, indirect, consequential or punitive damages, which may be alleged as a result of the Facilities. The provisions of this Section 9.05 shall remain operative and in full force and effect regardless of the expiration of the term of this Agreement, the consummation of the transactions contemplated hereby, the repayment of any of the Obligations, the occurrence of the Termination Date, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document, or any investigation made by or on behalf of the Administrative Agent or any Lender. All amounts due under this Section 9.05 shall be payable within 15 days after written demand therefor accompanied by reasonable documentation with respect to any reimbursement, indemnification or other amount requested.

(c) Except as expressly provided in Section 9.05(a) with respect to Other Taxes, which shall not be duplicative with any amounts paid pursuant to Section 2.17, this Section 9.05 shall not apply to any Taxes (other than Taxes that represent losses, claims, damages, liabilities and related expenses resulting from a non-Tax claim), which shall be governed exclusively by Section 2.17 and, to the extent set forth therein, Section 2.15.

(d) To the fullest extent permitted by applicable law, each of Holdings and the Borrower shall not assert, and hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document or any agreement or instrument contemplated hereby, the transactions contemplated hereby or thereby, any Loan or the use of the proceeds thereof. No Indemnitee shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed by it through telecommunications, electronic or other information transmission systems (including the internet) in connection with this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby.

(e) The agreements in this Section 9.05 shall survive the resignation or removal of the Administrative Agent or the Collateral Agent, the replacement of any Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all the other Obligations, the occurrence of the Termination Date and the termination of this Agreement, any other Loan Document or any provision hereof or thereof.

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Section 9.06. Right of Set-off. If an Event of Default shall have occurred and be continuing, each Lender and any of its Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final and in whatever currency denominated) at any time held and other obligations at any time owing by such Lender to or for the credit or the account of Holdings, the Borrower or any Subsidiary against any of and all the obligations of the Borrower, Holdings or such Subsidiary now or hereafter existing under this Agreement or any other Loan Document held by such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement or such other Loan Document and although the Obligations may be unmatured; provided, that any recovery by any Lender or any Affiliate pursuant to its setoff rights under this Section 9.06 is subject to the provisions of Section 2.18(c); provided, further, that in the event that any Defaulting Lender shall exercise any such right of setoff, (x) all amounts so set off shall be paid over immediately to the Administrative Agent for further application in accordance with the provisions of Section 2.24 and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Administrative Agent and the Lenders and (y) the Defaulting Lender shall provide promptly to the Administrative Agent a statement describing in reasonable detail the Obligations owing to such Defaulting Lender as to which it exercised such right of setoff. The rights of each Lender under this Section 9.06 are in addition to other rights and remedies (including other rights of set-off) that such Lender may have.

Section 9.07. Applicable Law. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSES OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT (EXCEPT AS TO ANY OTHER LOAN DOCUMENT, AS EXPRESSLY SET FORTH THEREIN) SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY PRINCIPLE OF CONFLICTS OF LAW THAT COULD REQUIRE THE APPLICATION OF ANY OTHER LAW.

Section 9.08. Waivers; Amendments.

(a) No failure or delay of the Administrative Agent, the Collateral Agent or any Lender in exercising any right or power hereunder or under any Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent, the Collateral Agent and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or any other Loan Document or consent to any departure by Holdings, the Borrower or any other Loan Party therefrom shall in any event be effective unless the same shall be permitted by clause (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on Holdings, the Borrower or any other Loan Party in any case shall entitle such person to any other or further notice or demand in similar or other circumstances. Without limiting the generality of the foregoing, the making of a Loan shall not be construed as a waiver of any Default or Event of Default, regardless of whether the Administrative Agent, the Collateral Agent or any Lender may have had notice or knowledge of such Default or Event of Default at the time.

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(b) Neither this Agreement nor any other Loan Document nor any provision hereof or thereof may be waived, amended or modified except (x) as provided in Section 2.21, 2.22 or 2.23, (y) in the case of this Agreement, pursuant to an agreement or agreements in writing entered into by the Borrower and the Required Lenders and (z) in the case of any other Loan Document, subject to the terms of such Loan Document, pursuant to an agreement or agreements in writing entered into by each Loan Party thereto and the Administrative Agent or the Collateral Agent, as applicable, and consented to by the Required Lenders; provided, that no such agreement shall:

(i) decrease or forgive the principal amount of, or extend the final maturity of, or decrease the rate of interest on, or decrease any amount payable with respect to any Loan, or change the amount of interest or principal payable in cash in respect of, any Loan, without the prior written consent of each Lender directly adversely affected thereby (which, notwithstanding the foregoing, such consent of such Lender directly adversely affected thereby shall be the only consent required hereunder to make such modification); provided, that only the consent of the Required Lenders shall be necessary to reduce or waive any obligation of the Borrower to pay interest or fees at the applicable default rate set forth in Section 2.13(c);

(ii) increase or extend the Commitment of any Lender, or decrease the fees of any Lender without the prior written consent of such Lender (which, notwithstanding the foregoing, with respect to any such extension or decrease, such consent of such Lender shall be the only consent required hereunder to make such modification); provided, that waivers or modifications of conditions precedent, covenants, Defaults or Events of Default or mandatory prepayments shall not constitute an increase or extension of the Commitments of any Lender for purposes of this clause (ii);

(iii) extend or waive any Term Loan Installment Date or reduce the amount due on any Term Loan Installment Date, or extend any date on which payment of interest (other than interest payable at the applicable default rate of interest set forth in Section 2.13(c)) on any Term Loan or any fees is due, without the prior written consent of each Lender directly adversely affected thereby (which, notwithstanding the foregoing, such consent of such Lender directly adversely affected thereby shall be the only consent required hereunder to make such modification);

(iv) subject to the last paragraph of Section 2.21(b), amend the provisions of Section 2.18(c) or Section 7.03 of this Agreement or Section 4.2 of the Collateral Agreement or any other provision hereof in a manner that would by its terms alter the pro rata sharing or the order of applicable payments required thereby without the prior written consent of each Lender directly adversely affected thereby;

(v) subject to the last paragraph of Section 2.21(b), amend or modify the provisions of this Section 9.08 or the definitions of “Required Lenders,” “Majority Lenders” or any other provision hereof specifying the number or percentage of Lenders required to waive, amend or modify any rights hereunder or make any determination or grant any consent hereunder, without the prior written consent of each Lender directly adversely affected thereby;

(vi) except as provided in Section 9.18, release all or substantially all of the Collateral or the Liens thereon or all or substantially all of the Guarantors from their respective Guarantees without the prior written consent of each Lender;

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(vii) subject to (x) any more restrictive provision in this Section 9.08(b) and (y) the last paragraph of Section 2.21(b), effect any waiver, amendment or modification that by its terms adversely affects the rights in respect of payments or collateral of Lenders participating in any Facility differently from those of Lenders participating in another Facility, without the prior written consent of the Majority Lenders participating in the adversely affected Facility (it being agreed that the Required Lenders may waive, in whole or in part, any prepayment or Commitment reduction required by Section 2.11 so long as the application of any prepayment or Commitment reduction still required to be made is not changed);

(viii) [reserved];

(ix) amend the provisions of Section 9.04 to reduce the number or percentage of Lenders required to permit the Borrower to assign or otherwise transfer its rights or obligations under this Agreement without the prior written consent of each Lender;

(x) [reserved]; or

(xi) amend the provisions of Section 9.04 in a manner that would further restrict assignments of any Loans under this Agreement without the prior written consent of each Lender directly adversely affected thereby;

provided, further, that (i) no such agreement shall amend, modify or otherwise affect the rights or duties of the Administrative Agent or the Collateral Agent hereunder without the prior written consent of the Administrative Agent or the Collateral Agent affected thereby, as applicable, and (ii) notwithstanding anything to the contrary herein, with respect to any financial covenant included in this Agreement or any other Loan Document solely for the benefit of any Incremental Revolving Facility Lenders, the provisions applicable thereto may be waived, amended or modified solely with the prior written consent of the requisite Incremental Revolving Facility Lenders pursuant to the provisions of the applicable Incremental Assumption Agreement (and, for the avoidance of doubt, shall not require the consent of the Required Lenders or any Term Lenders); provided, further, that nothing in this Section 9.08 shall prevent the Borrower, any Lenders providing an Incremental Revolving Facility and the Administrative Agent from making the amendments contemplated by Section 2.21 to add an Incremental Revolving Facility and such other amendments or modification ancillary thereto or reasonably necessary or appropriate to incorporate an Incremental Revolving Facility. Each Lender shall be bound by any waiver, amendment or modification authorized by this Section 9.08 and any consent by any Lender pursuant to this Section 9.08 shall bind any Assignee of such Lender.

Notwithstanding anything to the contrary herein, no Defaulting Lender shall have the right to approve or disapprove any amendment, waiver or consent hereunder (and any amendment, waiver or consent which by its terms requires the consent of all Lenders or each affected Lender may be affected with the consent of the applicable Lenders other than Defaulting Lenders), except that (x) the Commitment of any Defaulting Lender may not be increased or extended without the consent of such Lender and (y) any waiver, amendment or modification requiring the consent of all Lenders or each affected Lender that by its terms affects any Defaulting Lender disproportionately adversely relative to other affected Lenders shall require the consent of each such Defaulting Lender.

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(c) Without the consent of any Lender, the Loan Parties, the Administrative Agent and the Collateral Agent shall (to the extent required or contemplated by any Loan Document) enter into any amendment, modification, supplement or waiver of any Loan Document, or enter into any new agreement or instrument, to effect the granting, perfection, protection, expansion or enhancement of any security interest in any Collateral or additional property to become Collateral for the benefit of the Secured Parties, to include holders of Other First Liens or (to the extent necessary or advisable under applicable local law) Junior Liens in the benefit of the Security Documents in connection with the incurrence of any Other First Lien Debt or Indebtedness permitted to be secured by Junior Liens (including, in each case, Incremental Revolving Facility Loans and/or Incremental Equivalent Debt in a manner consistent with Section 2.21 and/or 6.01(v)) and to give effect to any Intercreditor Agreement associated therewith, or as required by local law to give effect to, or protect, any security interest for the benefit of the Secured Parties in any property or so that the security interests therein comply with applicable law or this Agreement or in each case to otherwise enhance the rights or benefits of any Lender under any Loan Document.

(d) Notwithstanding the foregoing, this Agreement may be amended (or amended and restated) with the prior written consent of the Required Lenders, the Administrative Agent and the Loan Parties (i) to permit additional extensions of credit to be outstanding hereunder from time to time and the accrued interest and fees and other obligations in respect thereof to share ratably in the benefits of this Agreement and the other Loan Documents with the Term Loans and the accrued interest and fees and other obligations in respect thereof and (ii) to include appropriately the holders of such extensions of credit in any determination of the requisite lenders required hereunder, including Required Lenders and Majority Lenders. In addition, notwithstanding the foregoing, this Agreement may be amended (or amended and restated) with the written consent of the Borrower and the Administrative Agent (but without the consent of any Lender) to include any additional financial covenant (or any financial covenant that is already included in this Agreement but with covenant levels and component definitions that are more restrictive to the Borrower) for the benefit of any applicable Incremental Revolving Facility Lenders (and not for the benefit of any Term Lenders); provided, however, that if this Agreement is amended (or amended and restated) to include any such additional financial covenant (or any financial covenant that is already included in this Agreement but with covenant levels and component definitions that are more restrictive to the Borrower) for the benefit of any Term Lenders, such financial covenant must apply to all Facilities then existing hereunder.

(e) Notwithstanding the foregoing, technical and conforming modifications to the Loan Documents may be made with the consent of the Borrower and the Administrative Agent (but without the consent of any Lender) to the extent necessary (i) to integrate any Other Term Loan Commitments and Other Term Loans in a manner consistent with Sections 2.21, 2.22 and 2.23 as may be necessary to establish such Other Term Loan Commitments or Other Term Loans as a separate Class or tranche from the existing Term Facility Commitments or Term Loans, as applicable, and, in the case of Extended Term Loans, to reduce the amortization schedule of the related existing Class of Term Loans proportionately, (ii) to integrate any Other First Lien Debt or (iii) to cure any ambiguity, omission, error, defect or inconsistency (and any such amendment pursuant to this clause (e)(iii) shall be deemed effective as of the Amendment No. 3 Effective Date or such other date as agreed by the Borrower and the Administrative Agent).

(f) Each of the parties hereto hereby agrees that the Administrative Agent may (but shall not be obligated to) take any and all action as may be necessary to ensure that all Term Loans established pursuant to Section 2.21 after the Closing Date that will be included in an existing Class of Term Loans outstanding on such date (a “Term Loan Applicable Date”), when originally made, are included in each Borrowing of outstanding Term Loans of such Class (the “Existing Term Class Loans”), on a pro rata basis, and/or to ensure that, immediately after giving effect to such new Term Loans (the “New Term Class Loans” and, together with the Existing Term

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Class Loans, the “Term Class Loans”), each Lender holding Term Class Loans will be deemed to hold its Term Pro Rata Share of each Term Class Loan on the Term Loan Applicable Date (but without changing the amount of any such Lender’s Term Loans), and each such Lender shall be deemed to have effectuated such assignments as shall be required to ensure the foregoing. The “Term Pro Rata Share” of any Lender on the Term Loan Applicable Date is the ratio of (i) the sum of such Lender’s Existing Term Class Loans immediately prior to the Term Loan Applicable Date plus the amount of New Term Class Loans made by such Lender on the Term Loan Applicable Date over (ii) the aggregate principal amount of all Term Class Loans on the Term Loan Applicable Date.

(g) Each of the parties hereto hereby agrees that the Administrative Agent may (but shall not be obligated to) take any and all action as may be necessary to ensure that all Incremental Revolving Loans established pursuant to Section 2.21 after the Amendment No. 3 Effective Date that will be included in an existing Class of Incremental Revolving Loans outstanding on such date (a “Incremental Revolver Applicable Date”), when originally made, are included in each Borrowing of outstanding Incremental Revolving Loans of such Class (the “Existing Incremental Revolving Class Loans”), on a pro rata basis, and/or to ensure that, immediately after giving effect to such new Incremental Revolving Loans (the “New Incremental Revolving Class Loans” and, together with the Existing Incremental Revolving Class Loans, the “Incremental Revolving Class Loans”), each Lender holding Incremental Revolving Class Loans will be deemed to hold its Incremental Revolving Pro Rata Share of each Incremental Revolving Class Loan on the Incremental Revolver Applicable Date (but without changing the amount of any such Lender’s Incremental Revolving Loans), and each such Lender shall be deemed to have effectuated such assignments as shall be required to ensure the foregoing. The “Incremental Revolving Pro Rata Share” of any Lender on the Applicable Date is the ratio of (i) the sum of such Lender’s Existing Incremental Revolving Class Loans immediately prior to the Incremental Revolver Applicable Date plus the amount of New Incremental Revolving Class Loans made by such Lender on the Incremental Revolver Applicable Date over (ii) the aggregate principal amount of all Incremental Revolving Class Loans on the Incremental Revolver Applicable Date.

Section 9.09. Interest Rate Limitation. Notwithstanding anything herein to the contrary, if at any time the applicable interest rate, together with all fees and charges that are treated as interest under applicable law (collectively, the “Charges”), as provided for herein or in any other document executed in connection herewith, or otherwise contracted for, charged, received, taken or reserved by any Lender, shall exceed the maximum lawful rate (the “Maximum Rate”) that may be contracted for, charged, taken, received or reserved by such Lender in accordance with applicable law, the rate of interest payable hereunder, together with all Charges payable to such Lender, shall be limited to the Maximum Rate; provided that such excess amount shall be paid to such Lender on subsequent payment dates to the extent not exceeding the legal limitation. In determining whether the interest contracted for, charged, or received by the Administrative Agent or a Lender exceeds the Maximum Rate, such person may, to the extent permitted by applicable law, (a) characterize any payment that is not principal as an expense, fee, or premium rather than interest, (b) exclude voluntary prepayments and the effects thereof and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the contemplated term of the Obligations hereunder.

Section 9.10. Entire Agreement. This Agreement, the other Loan Documents and the agreements regarding certain fees referred to herein constitute the entire contract between the parties relative to the subject matter hereof. Any previous agreement among or representations from the parties or their Affiliates with respect to the subject matter hereof is superseded by this Agreement and the other Loan Documents. Notwithstanding the foregoing, each Fee Letter shall

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survive the execution and delivery of this Agreement and remain in full force and effect. Nothing in this Agreement or in the other Loan Documents, expressed or implied, is intended to confer upon any party other than the parties hereto and thereto (and the Indemnitees, the Indemnified Parties, the Cash Management Banks under any Secured Cash Management Agreement and the Hedge Banks under any Secured Hedge Agreement and, to the extent expressly set forth herein, Related Parties of the parties hereto and the Indemnitees) rights, remedies, obligations or liabilities under or by reason of this Agreement or the other Loan Documents.

Section 9.11. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 9.11.

Section 9.12. Severability. To the extent permitted by applicable law, any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. In the event any one or more of the provisions contained in this Agreement or in any other Loan Document (or purported waiver, amendment, or modification) including pursuant to this Agreement, should be held invalid, illegal, unenforceable or to be unauthorized under the terms of Section 9.08, then:

(x) (i) such provisions, waivers, amendments or modifications (or purported waivers, amendments or modifications) shall be construed or deemed modified so as to be valid, legal, enforceable and authorized under the terms of Section 9.08, as applicable, with an economic effect as close as possible to that of the invalid, illegal, unenforceable or unauthorized provisions, waivers, amendments or modifications, as applicable, and (ii) once construed or modified by clause (i), such provisions, waivers, amendments or modifications (or attempted waivers, amendments, or modifications) shall be deemed to have been operative ab initio,

(y) any such provision, waiver, amendment or modification (or purported waiver, amendment or modification) not capable of being modified or construed in accordance with the foregoing clause (x) shall automatically be considered without effect, and such provision, waiver, amendment or modification shall for all purposes be deemed to have never been implemented or occurred, as applicable, and

(z) after giving effect to each of the foregoing clauses (x) and (y), the validity, legality and enforceability of the remaining provisions or waivers, amendments or modifications, as applicable, contained herein and therein shall not in any way be affected or impaired thereby.

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Section 9.13. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which, when taken together, shall constitute but one contract, and shall become effective as provided in Section 9.03. Delivery of an executed counterpart to this Agreement by facsimile transmission or other electronic transmission shall be as effective as delivery of a manually signed original.

Section 9.14. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

Section 9.15. Jurisdiction; Consent to Service of Process .

(a) The Borrower and each other Loan Party irrevocably and unconditionally agrees that it will not commence any action, litigation or proceeding of any kind or description, whether in law or equity, whether in contract or in tort or otherwise, against the Administrative Agent, the Collateral Agent, any Lender, any Arranger or any Affiliate of the foregoing in any way relating to this Agreement or any other Loan Document or the transactions relating hereto or thereto, in any forum other than the courts of the State of New York sitting in New York County, Borough of Manhattan, and of the United States District Court of the Southern District of New York, sitting in New York County, Borough of Manhattan, and any appellate court from any thereof, and each of the parties hereto irrevocably and unconditionally submits to the jurisdiction of such courts and agrees that all claims in respect of any such action, litigation or proceeding may be heard and determined in such New York State court or, to the fullest extent permitted by applicable law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action, litigation or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or in any other Loan Document shall affect any right that the Administrative Agent, the Collateral Agent or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against Holdings, the Borrower or any other Loan Party or its properties in the courts of any jurisdiction.

(b) Each of the parties hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the other Loan Documents in any court referred to in Section 9.15(a). Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 9.01. Nothing in this Agreement will affect the right of any party to this Agreement or any other Loan Document to serve process in any other manner permitted by law.

Section 9.16. Confidentiality. Each of the Lenders and each of the Agents agrees that it shall maintain in confidence any information relating to Holdings and any of its Subsidiaries or their respective businesses furnished to it by or on behalf of Holdings or any of its Subsidiaries (other than information that (x) has become generally available to the public other than as a result of a disclosure by such party in breach of this Section 9.16, (y) has been independently developed by such Lender or such Agent without violating this Section 9.16 or (z) was available to such Lender or such Agent from a third party having, to such person’s knowledge, no obligations of confidentiality to the Borrower or any other Loan Party) and shall not reveal the same other than to

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its Related Parties and any numbering, administration or settlement service providers or to any person that approves or administers the Loans on behalf of such Lender (so long as each such person shall have been instructed to keep the same confidential in accordance with this Section 9.16), except:

(a) to the extent necessary to comply with applicable Requirements of Law or any legal process or the requirements of any Governmental Authority purporting to have jurisdiction over such person or its Related Parties, the National Association of Insurance Commissioners or of any securities exchange on which securities of the disclosing party or any Affiliate of the disclosing party are listed or traded;

(b) as part of reporting or review procedures to, or examinations by, Governmental Authorities, rating agencies or self-regulatory authorities, including the National Association of Insurance Commissioners or the Financial Industry Regulatory Authority, Inc.;

(c) to its parent companies, Affiliates and their Related Parties including auditors, accountants, legal counsel and other advisors (so long as each such person shall have been instructed to keep the same confidential in accordance with this Section 9.16);

(d) in connection with the exercise of any remedies under this Agreement or any other Loan Document or any suit, action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder;

(e) to any pledgee under Section 9.04(e) or any other prospective assignee of, or prospective Participant in, any of its rights under this Agreement (so long as such person shall have been instructed to keep the same confidential in accordance with this Section 9.16);

(f) to any direct or indirect contractual counterparty (or its Related Parties) in Hedging Agreements or such contractual counterparty’s professional advisor (so long as such contractual counterparty or professional advisor to such contractual counterparty agrees to be bound by the provisions of this Section 9.16);

(g) on a confidential basis to (i) any rating agency in connection with rating the Holdings, the Borrower or the Subsidiaries or the facilities evidenced by this Agreement or (ii) the CUSIP Service Bureau or any similar agency in connection with the issuance and monitoring of CUSIP numbers with respect to the facilities evidenced by this Agreement;

(h) with the prior written consent of the Borrower; and

(i) to any other party to this Agreement.

For the avoidance of doubt, nothing herein prohibits any individual from communicating or disclosing information regarding suspected violations of laws, rules, or regulations to a governmental, regulatory, or self-regulatory authority without any notification to any person.

Section 9.17. Platform; Borrower Materials. THE PLATFORM IS PROVIDED “AS IS” AND “AS AVAILABLE.” THE ADMINISTRATIVE AGENT AND ITS RELATED PARTIES AND THE ARRANGERS DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE BORROWER MATERIALS OR THE ADEQUACY OF THE PLATFORM, AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS IN OR OMISSIONS FROM THE BORROWER MATERIALS. NO WARRANTY OF ANY KIND, EXPRESS,

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IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD-PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY THE ADMINISTRATIVE AGENT OR ANY OF ITS RELATED PARTIES AND THE ARRANGERS IN CONNECTION WITH THE BORROWER MATERIALS OR THE PLATFORM.

Section 9.18. Release of Liens and Guarantees.

(a) The Lenders and the other Secured Parties hereby irrevocably agree that the Liens granted to the Collateral Agent by the Loan Parties on any Collateral shall:

(i) be automatically released (and following such automatic release the Administrative Agent or Collateral Agent shall execute any appropriate release documentation (prepared by the Loan Parties and without representation, warranty or recourse) to document or evidence such release at the Borrower’s reasonable request and sole expense):

(A) in full upon the occurrence of the Termination Date as set forth in Section 9.18(f) below;

(B) upon the Disposition (other than any lease or license) of such Collateral by any Loan Party to a person that is not (and is not required to become) a Loan Party in a transaction permitted by this Agreement,

(C) to the extent that such Collateral comprises property leased to a Loan Party, upon termination or expiration of such lease,

(D) if the release of such Lien is approved, authorized or ratified in writing by the Required Lenders (or such other percentage of the Lenders whose consent may be required in accordance with Section 9.08),

(E) to the extent that the property constituting such Collateral is owned by any Guarantor, upon the release of such Guarantor from its obligations under the Guarantee in accordance with the Guarantee Agreement or clause (b) below,

(F) as required by the Collateral Agent to effect any Disposition of Collateral in connection with any exercise of remedies of the Collateral Agent pursuant to the Security Documents, or

(G) pursuant to the terms of any applicable Intercreditor Agreement, and

(ii) be released (which release shall be automatic to the extent permitted by Section 9.18(a)(i)) in the circumstances, and subject to the terms and conditions, provided in Section 8.11.

Any such release shall not in any manner discharge, affect, or impair the Obligations or any Liens (other than those being released) upon (or obligations (other than those being released) of the Loan Parties in respect of) all interests retained by the Loan Parties, including the proceeds of any Disposition, all of which shall continue to constitute part of the Collateral except to the extent otherwise released in accordance with the provisions of the Loan Documents and the Collateral Agent shall have received notice of any such release hereunder.

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(b) In addition, the Lenders and the other Secured Parties hereby irrevocably agree that a Guarantor shall be automatically released from its respective Guarantee (and following such automatic release the Administrative Agent or Collateral Agent shall execute any appropriate documentation (prepared by the Loan Parties and without representation, warranty or recourse) to document or evidence such release at the Borrower’s reasonable request and sole expense):

(i) upon consummation of any transaction permitted hereunder if (x) resulting in such Guarantor ceasing to constitute a Subsidiary (including because such Subsidiary is designated an “Unrestricted Subsidiary”) or (y) in the case of any Guarantor that would not be required to be a Guarantor because it is, or has become, an Excluded Subsidiary as a result of a transaction following which it has become (or remains) a Subsidiary or a Guarantor, in each case following a written request by the Borrower to the Administrative Agent requesting that such person no longer constitute a Guarantor and certifying its entitlement to the requested release (and the Administrative Agent may rely conclusively on a certificate to the foregoing effect without further inquiry); provided that any such release pursuant to preceding clause (y) shall only be effective if:

(A) no Event of Default under Section 7.01(b), (c), (h) or (i) has occurred and is continuing or would result therefrom,

(B) at the time of such release (and after giving effect thereto), all outstanding Indebtedness of, and Investments in, such Subsidiary would then be permitted to be made in accordance with the relevant provisions of Sections 6.01 and 6.04 (for this purpose, with the Borrower being required to reclassify any such items made in reliance upon the respective Subsidiary being a Guarantor on another basis as would be permitted by such applicable Section) (and all items described above in this clause (B) shall thereafter be deemed recharacterized as provided above in this clause (B)),

(C) such Subsidiary shall not be (or shall be simultaneously released as) a guarantor (if applicable) with respect to the any First Lien Notes, Other First Lien Debt, Incremental Equivalent Debt, Permitted Consolidated Cash Flow Debt, Existing Unsecured Notes, Subordinated Indebtedness, any other Indebtedness secured by a Junior Lien or any Permitted Refinancing Indebtedness (and successive Permitted Refinancing Indebtedness) with respect to the foregoing; and

(D) the transaction resulting in such release is a legitimate business transaction and not for a “liability management transaction” as reasonably determined by the Borrower; or

(ii) if the release of such Guarantor is approved, authorized or ratified by the Required Lenders (or such other percentage of Lenders whose consent is required in accordance with Section 9.08).

(c) In addition, the Lenders and the other Secured Parties hereby irrevocably agree that the Parent Guarantor shall be automatically released from the Parent Guarantee Agreement immediately upon receipt by the Administrative Agent of written notice from the Parent Guarantor (and following such automatic release the Administrative Agent or Collateral Agent shall execute

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any appropriate documentation (prepared by the Loan Parties and without representation, warranty or recourse) to document or evidence such release at the Borrower’s or the Parent Guarantor’s written request and sole expense), which notice shall be given in the sole discretion of the Parent Guarantor and may be given at any time for any reason.

(d) The Lenders and the other Secured Parties hereby authorize the Administrative Agent and the Collateral Agent, as applicable, to, and such Agent shall execute and deliver any instruments, documents, and agreements (prepared by the Loan Parties and without representation, warranty or recourse) necessary or desirable to evidence and confirm the release of any Guarantor or Collateral pursuant to the foregoing provisions of this Section 9.18, including without limitation the filing of any Uniform Commercial Code or equivalent lien release filings in respect thereof, all without the further consent or joinder of any Lender or any other Secured Party. Upon the effectiveness of any such release, any representation, warranty or covenant contained in any Loan Document relating to any such Collateral or Guarantor shall no longer be deemed to be made.

(e) In connection with any release hereunder or under any Loan Document, the Administrative Agent and the Collateral Agent shall promptly (and the Secured Parties hereby authorize the Administrative Agent and the Collateral Agent to) take such action and execute any such documents (prepared by the Loan Parties and without representation, warranty or recourse) as may be reasonably requested by the Borrower and at the Borrower’s expense in connection with the release of any Liens created by any Loan Document in respect of such Guarantor, property or asset and the release of any Guarantor or the Parent Guarantor from its guarantee; provided, that notwithstanding anything contained in this Agreement or any other Loan Document to the contrary (but without effecting the automatic nature of any release or subordination pursuant to this Section 9.18) in no event shall any Agent be required to execute and deliver any instrument or document evidencing any release unless the Borrower shall have provided such Agent with a certificate of a Responsible Officer of the Borrower certifying that any such transaction has been consummated in compliance with this Agreement and the other Loan Documents and that the execution and delivery of such release is authorized and permitted by this Agreement and the other Loan Documents (or with respect to the release of the Parent Guarantee that the Borrower or the Parent Guarantor has provided written notice of termination thereof) (a “Collateral Matters Certificate”). Any execution and delivery of documents pursuant to this Section 9.18(e) shall be without recourse to or warranty by the Administrative Agent or Collateral Agent.

(f) Notwithstanding anything to the contrary contained herein or any other Loan Document, on the Termination Date, upon request of the Borrower, the Administrative Agent and/or the Collateral Agent, as applicable, shall (without notice to, or vote or consent of, any Secured Party) take such actions as shall be reasonably requested by the Borrower and is required to release its security interest in all Collateral, and to release all obligations under any Loan Document, whether or not on the date of such release there may be any (i) obligations in respect of any Secured Cash Management Agreements or Secured Hedge Agreements and (ii) contingent indemnification obligations or expense reimbursement claims not then due; provided, that the applicable Agent shall have received a certificate of a Responsible Officer of the Borrower certifying that such release has been consummated in compliance with this Agreement and the other Loan Documents and that such release is authorized or permitted by this Agreement and the other Loan Documents (but without effecting the automatic nature of any release or subordination pursuant to this Section 9.18). Any such release of obligations shall be deemed subject to the provision that such obligations shall be reinstated if after such release any portion of any payment in respect of the obligations guaranteed thereby shall be rescinded, avoided or must otherwise be restored or returned upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or any Guarantor, or upon or as a result of the appointment of a receiver, intervenor

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or conservator of, or trustee or similar officer for, the Borrower or any Guarantor or any substantial part of its property, or otherwise, all as though such payment had not been made. The Borrower agrees to pay all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent or the Collateral Agent (and their respective representatives) in connection with taking such actions to release security interests in all Collateral and all obligations under the Loan Documents as contemplated by this Section 9.18(f).

(g) Obligations of the Borrower or any of the Subsidiaries under any Secured Cash Management Agreement or Secured Hedge Agreement (after giving effect to all netting arrangements relating to such Secured Hedge Agreements) shall be secured and guaranteed pursuant to the Security Documents only to the extent that, and for so long as, the other Obligations are so secured and guaranteed. No person shall have any voting rights under any Loan Document solely as a result of the existence of obligations owed to it under any such Secured Cash Management Agreement or Secured Hedge Agreement. For the avoidance of doubt, no release of Collateral or Guarantors affected in the manner permitted by this Agreement shall require the consent of any holder of obligations under any Secured Cash Management Agreement or Secured Hedge Agreement.

(h) Upon reasonable request of the Borrower, the Collateral Agent shall return possessory Collateral held by it that is released from the security interests created by the Security Documents pursuant to this Section 9.18. In the event that the Collateral Agent loses or misplaces any possessory collateral delivered to the Collateral Agent by any Loan Party, upon reasonable request of the Borrower the Collateral Agent shall provide a loss affidavit to the Borrower, in the form customarily provided by the Collateral Agent in such circumstances.

Section 9.19. USA PATRIOT Act Notice; Beneficial Ownership Regulation Notice. Each Lender that is subject to the USA PATRIOT Act and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies each Loan Party that pursuant to the requirements of the USA PATRIOT Act, it is required to obtain, verify and record information that identifies such Loan Party, which information includes the name and address of such Loan Party and other information that will allow such Lender or the Administrative Agent, as applicable, to identify each Loan Party in accordance with the USA PATRIOT Act. Each Loan Party shall use commercially reasonable efforts to, promptly following a request by the Administrative Agent or any Lender, provide all documentation and other information that the Administrative Agent or such Lender requests in order to comply with its ongoing obligations under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act and the Beneficial Ownership Regulation.

Section 9.20. Agency of the Borrower for the Loan Parties. Each of the other Loan Parties hereby appoints the Borrower as its agent for all purposes relevant to this Agreement and the other Loan Documents, including the giving and receipt of notices and the execution and delivery of all documents, instruments and certificates contemplated herein and therein and all modifications hereto and thereto.

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Section 9.21. No Advisory or Fiduciary Responsibility. In connection with all aspects of each transaction contemplated hereby (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document), the Borrower acknowledges and agrees that:

(a) (i) the arranging and other services regarding this Agreement provided by each Agent, the Arrangers and the Lenders are arm’s-length commercial transactions between the Borrower and its Affiliates, on the one hand, and each Agent, each Arranger and the Lenders, on the other hand, (ii) the Borrower has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate, and (iii) the Borrower is capable of evaluating, and understands and accepts, the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents;

(b) (i) each Agent, each Arranger and the Lenders is and has been acting solely as a principal and, except as expressly agreed in writing by the relevant parties, has not been, is not, and will not be acting as an advisor, agent or fiduciary for the Borrower, any of its Affiliates or any other person and (ii) neither the Administrative Agent, the Collateral Agent, any Arranger nor any Lender has any obligation to the Borrower or any of its Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents; and

(c) each Agent, each Arranger, the Lenders, and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Borrower and its Affiliates, and neither the Administrative Agent, the Collateral Agent, any Arranger nor any Lender has any obligation to disclose any of such interests to the Borrower or its Affiliates.

To the fullest extent permitted by law, the Borrower hereby waives and releases any claims that it may have against the Agents, the Arrangers and the Lenders with respect to any breach or alleged breach of agency or fiduciary duty in connection with any aspect of any transaction contemplated hereby.

Section 9.22. Payments Set Aside. To the extent that any payment by or on behalf of the Borrower is made to the Administrative Agent or any Lender, or the Administrative Agent or any Lender exercises its right of setoff, and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the Administrative Agent or such Lender in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Law or otherwise, then (a) to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such setoff had not occurred and (b) each Lender severally agrees to pay to the Administrative Agent upon demand its applicable share (without duplication) of any amount so recovered from or repaid by the Administrative Agent, plus interest thereon from the date of such demand to the date such payment is made at a rate per annum equal to the Federal Funds Rate from time to time in effect. The obligations of the Lenders under clause (b) of the preceding sentence shall survive the payment in full of the Obligations and the termination of this Agreement.

Section 9.23. Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Lender that is an Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a) the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any Lender that is an Affected Financial Institution; and

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(b) the effects of any Bail-In Action on any such liability, including, if applicable:

(i) a reduction in full or in part or cancellation of any such liability;

(ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii) the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of the applicable Resolution Authority.

Section 9.24. Electronic Execution of Assignments and Certain Other Documents. The words “execution,” “execute,” “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Agreement and the transactions contemplated hereby (including, without limitation, Assignment and Acceptances, Borrowing Requests, Interest Election Requests, amendments, waivers and consents) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

Section 9.25. Acknowledgement Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for any Hedging Agreement or any other agreement or instrument that is a QFC (such support, “QFC Credit Support”, and each such QFC, a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States):

(a) In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.

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(b) As used in this Section 9.25, the following terms have the following meanings:

“BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.

“Covered Entity” means any of the following: (a) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (b) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (c) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).

Section 9.26. Indemnification of Consenting Parties and Ad Hoc Group Advisors. As between the Loan Parties and the Consenting Parties (as defined in the Transaction Support Agreement) only:

(a) Without limiting the obligations of the Loan Parties under the Existing Documents (as defined in the Transaction Support Agreement), the Definitive Documents (as defined in the Transaction Support Agreement) or any related guarantees, security documents, agreements, amendments, instruments or other relevant documents, each Loan Party hereby agrees to indemnify, pay and hold harmless each current or former Consenting Party (as defined in the Transaction Support Agreement) and each of its Affiliates and all of their respective officers, directors, members, managers, partners, employees, shareholders, advisors, agents, and other representatives of each of the foregoing and their respective successors and permitted assigns (each, an “Indemnified Party”) from and against any and all actual losses, claims, damages, actions, judgments, suits, costs, expenses, disbursements and liabilities, joint or several, of any kind or nature whatsoever (including, subject to the remainder of this sentence, the reasonable and documented out-of-pocket fees and disbursements of counsel for any Indemnified Party, and including any out-of-pocket costs associated with any discovery or other information requests, but, for the avoidance of doubt, not including Taxes, indemnification with respect to which shall be governed by Section 2.15(a)(ii) and Section 2.17, other than Taxes that represent losses, claims, damages, liabilities and related expenses resulting from a non-Tax claim) but in each case, only to the extent of such Indemnified Party’s actual out-of-pocket amounts, whether direct, indirect, special or consequential and whether based on any federal, state or foreign laws, statutes, rules or regulations (including securities and commercial laws, statutes, rules or regulations) on common law or equitable cause or on contract or otherwise, that may be imposed on, incurred by, or asserted against any Indemnified Party, in any manner relating to or arising out of, in connection with, or as a result of (i) this Agreement, the other Loan Documents, the Definitive Documents (as defined in the Transaction Support Agreement), the Transaction Support Agreement, the Transactions or any related guarantees, security documents, agreements, instruments or other documents, (ii) the negotiation, formulation, preparation, execution, delivery or performance of the foregoing or (iii) any actual claim, litigation, investigation or proceeding relating to the foregoing, regardless of

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whether any Indemnified Party is a party thereto and whether or not the transactions contemplated hereby are consummated (but limited, in the case of legal fees and expenses, to (x) those of (I) Davis Polk & Wardwell LLP or (II) if Davis Polk & Wardwell LLP does not represent the group due to an actual or potential conflict of interest, another law firm selected by the Majority Consenting Parties (as defined in the Transaction Support Agreement), in each case, as counsel to the Consenting Parties (as defined in the Transaction Support Agreement) incurred in connection with any such claim, litigation, investigation or proceeding, and one local counsel in any relevant material jurisdiction and (y) in the case of an actual or perceived conflict of interest where the Indemnified Parties affected by such conflict inform the Borrower of such conflict and thereafter retain their own counsel with the Borrower’s prior written consent (not to be unreasonably withheld), additional counsel to such affected Indemnified Parties (and, if necessary, solely in the case of any such actual or perceived conflict of interest, additional local counsel to such affected Indemnified Parties, in each such relevant material jurisdiction)) (such foregoing amounts, “Losses” and such Loan Party obligation, the “Indemnification Obligations”). The Loan Parties shall reimburse each Indemnified Party reasonably promptly, but in no event later than 30 days following written demand therefor (together with reasonable backup documentation supporting such reimbursement request) for their reasonable and documented out-of-pocket costs and expenses (but limited, in the case of legal fees and expenses, to (x) those of Davis Polk & Wardwell LLP and local counsel and (y) any conflicts counsel or local counsel retained by an Indemnified Party in accordance with the preceding sentence). No Indemnified Party shall be entitled to indemnity hereunder in respect of any Losses to the extent that it is found by a final, non-appealable judgment of a court of competent jurisdiction that such Losses arise from (i) the bad faith, gross negligence or willful misconduct by such Indemnified Party (or any of its Related Parties), (ii) the willful and material breach of this Agreement by such Indemnified Party (or any of its Related Parties) or (iii) any disputes solely among Indemnified Parties and not arising out of or related to any act or omission of any of the Loan Parties.

(b) Notwithstanding anything to the contrary contained in this Agreement, the Indemnification Obligations set forth herein (i) shall survive the expiration or termination of this Agreement, (ii) shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Consenting Parties (as defined in the Transaction Support Agreement) or any other Indemnified Party and (iii) shall be binding on any successor or assign of the Loan Parties and the successors or assigns to any substantial portion of its business and assets.

(c) Notwithstanding anything in this Agreement or any other Loan Document to the contrary, neither Agent shall have any duties or obligations pursuant to, or in connection with, this Section 9.26, or be responsible for any payments pursuant to this Section 9.26 (all of which shall be made directly by the Loan Parties to the applicable Consenting Party (as defined in the Transaction Support Agreement)).

Section 9.27. FCC and State PUC Compliance. Notwithstanding anything to the contrary contained in any of the Loan Documents, none of the Administrative Agent, the Collateral Agent or the Lenders, nor any of their agents, will take any action pursuant any Loan Document that would constitute or result in an assignment or transfer of control of any FCC License or State PUC License held by a Loan Party or any Subsidiary of a Loan Party if such assignment or transfer of control would require, under existing Telecommunications Laws, the prior application to, approval of, or notice to, the FCC or any State PUC, without first filing such application, obtaining such approval and/or providing such required notice to the FCC and/or State PUC.

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Section 9.28. Regulated Subsidiaries. Notwithstanding any provision of this Agreement, any other Loan Document or otherwise to the contrary:

(a) (x) any Regulated Guarantor Subsidiary that the Borrower intends to cause to become a Designated Guarantor Subsidiary shall be treated as a Collateral Guarantor for purposes of Article VI so long as the Borrower is using commercially reasonable efforts to satisfy the Guarantee Permit Condition (or, solely with respect to (x) investments with respect to the payment of intercompany expenses or other investments, in each case in the ordinary course of business and (y) investments with respect to the payment of capital expenditures with respect to any such Regulated Guarantor Subsidiary, has been unable to satisfy the Guarantee Permit Condition as to such Subsidiary in spite of such efforts) and (y) no Regulated Guarantor Subsidiary shall be required to provide any guarantee or become a party to the Guarantee Agreement until such time as it has satisfied the Guarantee Permit Condition; and

(b) (x) any Regulated Grantor Subsidiary that the Borrower intends to cause to become a Designated Grantor Subsidiary shall be treated as a Collateral Guarantor for purposes of Article VI so long as the Borrower is using commercially reasonable efforts to satisfy the Collateral Permit Condition (or, solely with respect to (x) investments with respect to the payment of intercompany expenses or other investments, in each case in the ordinary course of business and (y) investments with respect to the payment of capital expenditures with respect to any such Regulated Grantor Subsidiary, has been unable to satisfy the Collateral Permit Condition as to such Subsidiary in spite of such efforts) and (y) no Regulated Grantor Subsidiary shall be required to grant a lien on any of its Collateral, become a party to the Collateral Agreement or have its Equity Interests pledged as Collateral until such time as it has satisfied the Collateral Permit Condition.

[Signature pages intentionally omitted.]

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Annex II

Second Amended and Restated Credit Agreement

[attached]

Annex II to Amendment No. 3

Published CUSIP Numbers:

Deal: 52729KAQ9

Term B-1 Facility: 52729KAR7

Term B-2 Facility: 52729KAS5

Term B-3 Facility: 52729KAT3

Term B-4 Facility: 52729KAU0

Term B-5 Facility: [ ]

CREDIT AGREEMENT

dated as of March 22, 2024

as amended by Amendment No. 1, dated as of March 27, 2025

as amended by Amendment No. 2, dated as of September 29, 2025 as amended by Amendment No. 3, dated as of May 13, 2026

as further amended by the occurrence of the Administrative Agency Transfer Effective Date, pursuant to the terms of Amendment No. 3,

among

LEVEL 3 PARENT, LLC,

as Holdings,

LEVEL 3 FINANCING, INC.,

as the Borrower,

THE LENDERS PARTY HERETO,

BANK OF AMERICA, N.A.,

as Administrative Agent

and

WILMINGTON TRUST, NATIONAL ASSOCIATION,

as Collateral Agent

BANK OF AMERICA, N.A.,

CITIBANK, N.A.,

GOLDMAN SACHS BANK USA,

JPMORGAN CHASE BANK, N.A.,

MORGAN STANLEY SENIOR FUNDING, INC.,

and

WELLS FARGO SECURITIES, LLC,

as Joint Lead Arrangers and Bookrunners

i

Exhibits and Schedules

Exhibit A	Form of Assignment and Acceptance
Exhibit B	Form of Incremental Assumption Agreement
Exhibit C	Form of Solvency Certificate
Exhibit D	Form of Committed Loan Notice
Exhibit E	[Reserved]
Exhibit F	Auction Procedures
Exhibit G	Form of Subordinated Intercompany Note
Exhibit H	[Reserved]
Exhibit I-1	Form of Perfection Certificate
Exhibit I-2	Form of Perfection Certificate (Loan Proceeds Note)
Exhibit J-1	Form of U.S. Tax Certificate (For Non-U.S. Lenders that are not Partnerships for U.S. Federal Income Tax Purposes)
Exhibit J-2	Form of U.S. Tax Certificate (For Non-U.S. Lenders that are Partnerships for U.S. Federal Income Tax Purposes)
Exhibit J-3	Form of U.S. Tax Certificate (For Non-U.S. Participants that are not Partnerships for U.S. Federal Income Tax Purposes)
Exhibit J-4	Form of U.S. Tax Certificate (For Non-U.S. Participants that are Partnerships for U.S. Federal Income Tax Purposes)
Exhibit K	Form of Qualified Joinder
Exhibit L	Omnibus Offering Proceeds Note Subordination Agreement
Exhibit M-1	Form of Loan Proceeds Note Guarantee Agreement
Exhibit M-2	Form of Loan Proceeds Note Collateral Agreement
Schedule 1.01	Specified Subsidiaries
Schedule 2.01	Commitments
Schedule 3.04	Governmental Approvals
Schedule 3.07(c)	Material Real Property
Schedule 3.08(a)	Subsidiaries
Schedule 3.08(b)	Equity Interests
Schedule 3.16	Environmental Matters
Schedule 3.20	Insurance
Schedule 3.21	Intellectual Property
Schedule 5.13	Post-Closing
Schedule 6.01	Indebtedness
Schedule 6.02	Liens
Schedule 6.04	Investments
Schedule 9.01	Notice Information

v

CREDIT AGREEMENT, dated as of March 22, 2024 (this “Agreement”), among Level 3 Parent, LLC, a Delaware limited liability company (“Holdings”), Level 3 Financing, Inc., a Delaware corporation (the “Borrower”), Bank of America, N.A., as Administrative Agent, Wilmington Trust, National Association, as Collateral Agent, and each Lender party hereto from time to time.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, the parties hereto hereby covenant and agree as follows:

ARTICLE I

DEFINITIONS

Section 1.01. Defined Terms. As used in this Agreement, the following terms shall have the meanings specified below:

“ABR” shall mean for any day a fluctuating rate per annum equal to the highest of (a) the Federal Funds Rate plus 1/2 of 1.00%, (b) the rate of interest in effect for such day as publicly announced from time to time by the Administrative Agent as its “prime rate,” (c) Term SOFR for a one-month Interest Period plus 1.00% and (d) 1.00%. The “prime rate” is a rate of interest per annum publicly announced by the Administrative Agent and set based upon various factors including the Administrative Agent’s costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Any change in such prime rate announced by the Administrative Agent shall take effect at the opening of business on the day specified in the public announcement of such change. If ABR is being used as an alternate rate of interest pursuant to Section 2.14, then ABR shall be the greater of clauses (a), (b) and (d) above and shall be determined without reference to clause (c) above. “ABR” when used with respect to any Loan or Borrowing, refers to whether such Loan, or the Loans included in such Borrowing, bear interest by reference to the ABR.

“ABR Borrowing” shall mean a Borrowing comprised of ABR Loans.

“ABR Loan” shall mean any Loan bearing interest at a rate determined by reference to the ABR in accordance with the provisions of Article II.

“Acquisition Transaction” shall mean the purchase or other acquisition (in one transaction or a series of transactions, including by merger or otherwise) by the Borrower or any Subsidiary of all or substantially all the property, assets or business of another person, or assets constituting a business unit, line of business or division of, any person, or of a majority of the outstanding Equity Interests of any person (including any Investment which serves to increase the Borrower’s or any Subsidiary’s respective equity ownership in any Joint Venture or other person to an amount in excess (or further in excess) of the majority of the outstanding Equity Interests of such Joint Venture or other person).

“Administrative Agency Transfer Effective Date” shall have the meaning assigned to such term in Amendment No. 3.

“Administrative Agent” shall mean Bank of America, National Association, in its capacity as administrative agent under any of the Loan Documents, or any successor administrative agent.

“Administrative Agent Fee Letter” shall mean that certain Amended and Restated Fee Letter, dated as of the Amendment No. 3 Effective Date, between the Borrower, Holdings and the Administrative Agent (as may be amended, restated, supplemented or otherwise modified, or replaced).

“Administrative Agent Fees” shall have the meaning assigned to such term in Section 2.12(a).

“Administrative Questionnaire” shall mean an Administrative Questionnaire in the form supplied by the Administrative Agent.

“Affected Financial Institution” shall mean (a) any EEA Financial Institution or (b) any UK Financial Institution.

“Affiliate” shall mean, when used with respect to a specified person, another person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the person specified.

“Agent Parties” shall have the meaning assigned to such term in Section 9.17.

“Agents” shall mean the Administrative Agent and the Collateral Agent.

“Agreement” shall have the meaning assigned to such term in the introductory paragraph of this Agreement, as may be amended, restated, amended and restated, supplemented or otherwise modified from time to time.

“All-In Yield” shall mean as to any Indebtedness (or Term Loans of any Class), as of any date of determination, the yield thereof, whether in the form of interest rate, margin, original issue discount, upfront fees or an interest rate floor (such as a Term SOFR floor or ABR floor) as of such date; provided that, when determining the All-In Yield:

(a) (i) if such Indebtedness (or Term Loans of any Class) is, by its terms, capable of being priced with reference to three month Term SOFR for Dollar denominated loans, then All-In Yield shall be measured with reference to such Term SOFR rate, and (ii) if such Indebtedness (or Term Loans of any Class) is not, by its terms, capable of being priced with reference to such Term SOFR rate, including if such Indebtedness (or Term Loans of any Class) is priced with reference to a fixed rate of interest, then for purpose of determining the All-In Yield, such Indebtedness (or Term Loans of any Class) shall be deemed to be swapped so that such Indebtedness would effectively be priced with reference to such Term SOFR rate on a customary matched maturity basis in a customary manner;

(b) if such Indebtedness (or Term Loans of any Class) is priced with reference to a margin that is subject to a leverage-based or other pricing grid, then for purpose of determining the All-In Yield the margin applicable to such Indebtedness (or Term Loans of any Class) shall be determined with reference to such grid as of such date of measurement;

(c) original issue discount and similar upfront fees shall be equated to interest rate assuming a 4-year life to maturity (or, if less, the stated life to maturity of the applicable Indebtedness as of such time); and

(d) All-In Yield shall not include any arrangement fees, structuring fees, underwriting fees, commitment fees, amendment fees, ticking fees or any other fees similar to the foregoing (regardless of how such fees are computed or to whom paid), fees not paid by a Loan Party, interest payable in kind or prepayment (or repayment) premiums applicable to such Indebtedness.

When comparing the All-In Yield of any Indebtedness (or Term Loans of any Class) to the All-In Yield of the Term B-5 Loans (or any other applicable Indebtedness), as of any date,

(i) if such Indebtedness (or Term Loans of any Class) includes an interest rate floor that is greater than the corresponding interest rate floor applicable to the Term B-5 Loans (or such other applicable Indebtedness), the amount of such differential will increase the applicable margin with respect to such Indebtedness (or Term Loans of such Class) for purposes of determining All-In Yield, but only to the extent an increase in the interest rate floor applicable to the Term B-5 Loans (or such other applicable Indebtedness) as of such date would cause an increase in the interest rate applicable to the Term B-5 Loans (or such other applicable Indebtedness) at such time, and in such case, for purposes of applying the provisions of Section 2.21(b)(v), the interest rate floor (but not the interest rate margin) applicable to the Term B-5 Loans (or such other applicable Indebtedness) shall be increased to the extent of such differential between interest rate floors; and

(ii) if such Indebtedness (or Term Loans of any Class) includes an interest rate floor that is lower than the corresponding interest rate floor applicable to the Term B-5 Loans (or such other applicable Indebtedness), or does not include an interest rate floor, and, as of such date of determination, the applicable interest rate floor with respect to Term B-5 Loans (or such other applicable Indebtedness) is the basis for determining its margin, then the amount of such differential (which shall be deemed to be 0.00% in the case of Indebtedness without an interest rate floor) shall reduce the applicable margin with respect to such Indebtedness (or Term Loans of such Class) for purposes of determining All-In Yield.

“Amendment Agreement” shall mean the Amendment Agreement, dated as of March 22, 2024, among Holdings, the Borrower, the other Guarantors party thereto, the Existing Credit Agreement Agent and the lenders under the Existing Credit Agreement party thereto.

“Amendment No. 1” shall mean that certain First Amendment Agreement, dated as of the Amendment No. 1 Effective Date, among Holdings, the Borrower, the Guarantors party thereto, the Predecessor Administrative Agent and the lenders party thereto.

“Amendment No. 1 Arrangers” shall mean Bank of America, N.A., Citibank, N.A., JPMorgan Chase Bank, N.A., Morgan Stanley Senior Funding, Inc., Barclays Bank PLC, Goldman Sachs Bank USA, RBC Capital Markets1 and Wells Fargo Securities, LLC.

“Amendment No. 1 Effective Date” shall mean March 27, 2025.

[1]	RBC Capital Markets is a brand name for the capital markets activities of Royal Bank of Canada and its affiliates.

“Amendment No. 1 Total Leverage Ratio” shall mean 6.60 to 1.00.

“Amendment No. 2” shall mean that certain Second Amendment Agreement, dated as of the Amendment No. 2 Effective Date, among Holdings, the Borrower, the Guarantors party thereto, the Predecessor Administrative Agent and the lenders party thereto.

“Amendment No. 2 Arrangers” shall mean Bank of America, N.A., JPMorgan Chase Bank, N.A., Barclays Bank PLC, Citibank, N.A., Goldman Sachs Bank USA, Morgan Stanley Senior Funding, Inc., RBC Capital Markets2 and Wells Fargo Securities, LLC.

“Amendment No. 2 Effective Date” shall mean September 29, 2025.

“Amendment No. 3” shall mean that certain Third Amendment Agreement, dated as of the Amendment No. 3 Effective Date, among Holdings, the Borrower, the Guarantors party thereto, the Administrative Agent, the Predecessor Administrative Agent, the Collateral Agent and the lenders party thereto.

“Amendment No. 3 Arrangers” shall mean Bank of America, N.A., Citibank, N.A., Goldman Sachs Bank USA, JPMorgan Chase Bank, N.A., Morgan Stanley Senior Funding, Inc. and Wells Fargo Securities, LLC.

“Amendment No. 3 Effective Date” shall mean May 13, 2026.

“Anti-Corruption Laws” shall mean laws or rules related to bribery or anti-corruption, including the United States Foreign Corrupt Practices Act of 1977, as amended, and the UK Bribery Act 2010.

“Applicable Date” shall have the meaning assigned to such term in Section 9.08(f).

“Applicable Margin” shall mean for any day:

(a) with respect to any Term B Loan, 2.75% per annum in the case of any Term SOFR Loan and 1.75% per annum in the case of any ABR Loan; and

(b) with respect to any Other Term Loan or any Incremental Revolving Loan, the “Applicable Margin” set forth in the Incremental Assumption Agreement, Extension Amendment or Refinancing Amendment (as applicable) relating thereto.

“Approved Fund” shall have the meaning assigned to such term in Section 9.04(b)(ii).

“Arrangers” shall mean, collectively, the Amendment No. 1 Arrangers, the Amendment No. 2 Arrangers and the Amendment No. 3 Arrangers.

“Asset Sale” shall mean (a) any Disposition (including any sale and lease-back of assets and any lease of Real Property) to any person of any asset or assets of the Borrower or any Subsidiary and (b) any sale of any Equity Interests of any Subsidiary to a person other than the Borrower or a Subsidiary.

[2]	RBC Capital Markets is a brand name for the capital markets activities of Royal Bank of Canada and its affiliates.

“Assignee” shall have the meaning assigned to such term in Section 9.04(b)(i).

“Assignment and Acceptance” shall mean an assignment and acceptance entered into by a Lender and an Assignee, and accepted by the Administrative Agent and the Borrower (if required by Section 9.04), substantially in the form of Exhibit A.

“Auction Manager” shall have the meaning assigned to such term in Section 2.25(a).

“Auction Procedures” shall mean auction procedures with respect to Purchase Offers set forth in Exhibit F hereto.

“Available Amount” shall mean, as of any date of determination, a cumulative amount equal to the sum of, without duplication:

(a) the greater of (x) $430,000,000 and (y) 30.0% of Pro Forma LTM EBITDA; plus

(b) the Retained Excess Cash Flow; plus

(c) the aggregate amount of any capital contribution in respect of Qualified Equity Interests or the proceeds of any issuance of Qualified Equity Interests after the Closing Date received as cash equity (other than amounts received and used to make “Restricted Payments” pursuant to Section 6.06(b)) by Holdings (and contributed to the Borrower), the Borrower or any Subsidiary that is a Loan Party from Lumen or any Subsidiary of Lumen (other than Holdings or the Borrower, any of the Subsidiaries or any Unrestricted Subsidiary), in each case during the period from and including the day immediately following the Closing Date through and including such date; plus

(d) the net cash proceeds received by Holdings (and contributed to the Borrower), the Borrower or any Subsidiary that is a Loan Party directly from any Investment by Lumen or any Subsidiary of Lumen (other than Holdings or the Borrower or any of the Subsidiaries or any Unrestricted Subsidiary) in Holdings, the Borrower or any Subsidiary that is a Loan Party during the period from and including the day immediately following the Closing Date through and including such time (other than amounts received and used to make “Restricted Payments” pursuant to Section 6.06(b)); plus

(e) the aggregate amount of cash proceeds received by Holdings (and contributed to the Borrower), the Borrower or any Subsidiary that is a Loan Party from the payment of interest by Lumen in respect of any loans outstanding under the Lumen Intercompany Loan during the period from and including the day immediately following the Closing Date through and including such date; plus

(f) the aggregate amount of cash proceeds received by Holdings (and contributed to the Borrower), the Borrower or any Subsidiary that is a Loan Party from the payment of interest by Lumen in respect of any loans outstanding under the Lumen Intercompany Revolving Loan or any other intercompany loan between Lumen and LVLT not prohibited by this Agreement (other than intercompany loans made pursuant to Section 6.04(t)) during the period from and including the day immediately following the Closing Date through and including such date; minus

(g) an amount equal to the amount of Restricted Payments made (or deemed made) pursuant to Section 6.06(d) after the Closing Date and prior to such time or contemporaneously therewith (for avoidance of doubt, neither the distribution or transfer of proceeds of the EMEA Sale (as defined in the Transaction Support Agreement) in connection therewith nor the Specified Lumen Tech Secured Notes Distribution shall be deemed to have been made pursuant to such Section 6.06(d)); minus

(h) an amount equal to the amount of Investments made (or deemed made) pursuant to Section 6.04(cc) after March 1, 2025 and prior to such time or contemporaneously therewith;

provided, that notwithstanding anything to the contrary herein, the Available Amount shall exclude the cash proceeds contributed by Lumen to Holdings on or about the Closing Date in the amount of $210,000,000 in connection with the consummation of the Transactions.

“Bail-In Action” shall mean the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution.

“Bail-In Legislation” shall mean, (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, rule, regulation or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings).

“Bankruptcy Code” shall mean Title 11 of the United States Code entitled “Bankruptcy,” as now or hereafter in effect, and any successor thereto.

“Beneficial Ownership Certification” shall mean a certification regarding beneficial ownership required by the Beneficial Ownership Regulation.

“Beneficial Ownership Regulation” shall mean 31 C.F.R. § 1010.230.

“Benefit Plan” shall mean any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in and subject to Section 4975 of the Code or (c) any person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”.

“Board” shall mean the Board of Governors of the Federal Reserve System of the United States of America.

“Board of Directors” shall mean, as to any person, the board of directors, the board of managers, the sole manager or other governing body of such person or (other than for purposes of the definition of “Change of Control”) any duly appointed committee thereof.

“Borrower” shall have the meaning assigned to such term in the preamble hereto.

“Borrower Materials” shall have the meaning assigned to such term in Section 5.04.

“Borrowing” shall mean a group of Loans of a single Class and Type, and made on a single date and, in the case of Term SOFR Loans, as to which a single Interest Period is in effect.

“Borrowing Minimum” shall mean (a) in the case of Term SOFR Loans, $5,000,000 and (b) in the case of ABR Loans, $1,000,000 (or such other Borrowing Minimum as set forth in any Incremental Assumption Agreement giving effect to an Incremental Revolving Facility).

“Borrowing Multiple” shall mean (a) in the case of Term SOFR Loans, $1,000,000 and (b) in the case of ABR Loans, $250,000 (or such other Borrowing Multiple as set forth in any Incremental Assumption Agreement giving effect to an Incremental Revolving Facility).

“Business Day” shall mean any day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the laws of, or are in fact closed in, the state where the Administrative Agent’s Lending Office is located.

“Capital Expenditures” shall mean, for any person in respect of any period, the aggregate of all expenditures incurred by such person during such period that, in accordance with GAAP, are or should be included in “additions to property, plant or equipment” or similar items reflected in the statement of cash flows of such person; provided, that Capital Expenditures for the Borrower and the Subsidiaries shall not include:

(a) expenditures to the extent made with proceeds of the issuance of Qualified Equity Interests of the Borrower or capital contributions to the Borrower or funds that would have constituted Net Proceeds under clause (a) of the definition of “Net Proceeds” (but that will not constitute Net Proceeds as a result of the proviso to such clause (a));

(b) expenditures of proceeds of insurance settlements, condemnation awards and other settlements in respect of lost, destroyed, damaged or condemned assets, equipment or other property to the extent such expenditures are made to replace or repair such lost, destroyed, damaged or condemned assets, equipment or other property or otherwise to acquire, maintain, develop, construct, improve, upgrade or repair assets or properties useful in the business of the Borrower and the Subsidiaries to the extent such proceeds are not then required to be applied to prepay Term Loans pursuant to Section 2.11(b);

(c) interest capitalized during such period;

(d) expenditures that are accounted for as capital expenditures of such person and that actually are paid for by a third party (excluding the Borrower or any Subsidiary) and for which none of the Borrower or any Subsidiary has provided or is required to provide or incur, directly or indirectly, any consideration or obligation to such third party or any other person (whether before, during or after such period);

(e) the book value of any asset owned by such person prior to or during such period to the extent that such book value is included as a capital expenditure during such period as a result of such person reusing or beginning to reuse such asset during such period without a corresponding expenditure actually having been made in such period; provided that any expenditure necessary in order to permit such asset to be reused shall be included as a Capital Expenditure during the period that such expenditure actually is made;

(f) the purchase price of equipment purchased during such period to the extent that the consideration therefor consists of any combination of (i) used or surplus equipment traded in at the time of such purchase, (ii) the proceeds of a concurrent sale of used or surplus equipment, in each case, in the ordinary course of business or (iii) assets Disposed of pursuant to Section 6.05(m);

(g) Investments in respect of a Permitted Business Acquisition; or

(h) the purchase of property, plant or equipment made with proceeds from any Asset Sale to the extent such proceeds are not then required to be applied to prepay Term Loans pursuant to Section 2.11(b).

“Capitalized Lease Obligations” shall mean, at the time any determination thereof is to be made, the amount of the liability in respect of a finance lease that would at such time be required to be capitalized and reflected as a liability on the balance sheet (excluding the footnotes thereto) in accordance with GAAP; provided, that all obligations of any person that are or would be characterized as operating lease obligations in accordance with GAAP on October 31, 2016 (whether or not such operating lease obligations were in effect on such date) may, in the sole discretion of the Borrower, continue to be accounted for as operating lease obligations (and not as Capitalized Lease Obligations) for purposes of this Agreement regardless of any change in GAAP following such date that would otherwise require such obligations to be recharacterized (on a prospective or retroactive basis or otherwise) as Capitalized Lease Obligations.

“Cash Management Agreement” shall mean any agreement to provide to the Borrower or any Subsidiary cash management services, including for collections, treasury management services (including controlled disbursement, overdraft, automated clearing house fund transfer services, return items and interstate depository network services), any demand deposit, payroll, trust or operating account relationships, commercial credit cards, merchant card, purchase or debit cards, non-card e-payables services, and other cash management services, including electronic funds transfer services, lockbox services, stop payment services and wire transfer services.

“Cash Management Bank” shall mean any person that, at the time it enters into a Cash Management Agreement (or on the Closing Date or on the date of any Incremental Assumption Agreement evidencing an Incremental Revolving Facility), is an Agent, a Lender or an Affiliate of any such person, in each case, in its capacity as a party to such Cash Management Agreement.

“Casualty Event” shall mean any event that gives rise to the receipt by a Loan Party of any property or casualty insurance proceeds or any condemnation awards, in each case, in respect of any equipment, fixed assets or real property (including any improvements thereon) to replace or repair such equipment, fixed assets or real property.

“CFC” shall mean a “controlled foreign corporation” within the meaning of Section 957(a) of the Code.

“Change in Law” shall mean (a) the adoption of any law, rule, treaty or regulation after the Closing Date, (b) any change in law, rule, treaty or regulation or in the interpretation or application thereof by any Governmental Authority after the Closing Date or (c) compliance by any Lender (or, for purposes of Section 2.15(b), by any Lending Office of such Lender or by such Lender’s holding company, if any) with any written request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the Closing Date; provided, that notwithstanding anything herein to the contrary, (x) all requests, rules, guidelines or directives under or issued in connection with the Dodd-Frank Wall Street Reform and Consumer Protection Act, all interpretations and applications thereof and any compliance by a Lender with any request or directive relating thereto and (y) all requests, rules, guidelines or directives promulgated under or in connection with, all interpretations and applications of, and any compliance by a Lender with any request or directive relating to the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States of America or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case under clauses (x) and (y) be deemed to be a “Change in Law,” regardless of the date enacted, adopted or issued but only to the extent it is the general policy of a Lender to impose applicable increased costs or costs in connection with capital adequacy requirements similar to those described in clauses (a) and (b) of Section 2.15 generally on other similarly situated borrowers under similar circumstances under agreements permitting such impositions.

“Change of Control” shall mean the occurrence of any of the following events:

(a) if any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act or any successor provisions to either of the foregoing), including any group acting for the purpose of acquiring, holding, voting or disposing of securities within the meaning of Rule 13d-5(b)(1) under the Exchange Act becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act, except that a person will be deemed to have “beneficial ownership” of all shares that any such person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), but excluding Lumen or any Wholly-Owned Subsidiary of Lumen, directly or indirectly, of 50% or more of the total voting power of the Voting Stock of Holdings;

(b) the sale, transfer, assignment, lease, conveyance or other disposition, directly or indirectly, of all or substantially all of the assets of Holdings and its Subsidiaries considered as a whole shall have occurred; or

(c) the shareholders of Holdings or the Borrower shall have approved any plan of liquidation or dissolution of Holdings or the Borrower, respectively.

Notwithstanding the preceding or any provision of Rule 13d-3 or 13d-5 under the Exchange Act, (i) a person or group shall not be deemed to beneficially own Voting Stock (x) subject to a stock or asset purchase agreement, merger agreement, option agreement, warrant agreement or similar agreement (or voting or option or similar agreement related thereto) until the consummation of the acquisition of the Voting Stock in connection with the transactions contemplated by such agreement or (y) as a result of veto or approval rights in any joint venture agreement, shareholder agreement or other similar agreement and (ii) a person or group shall not be deemed to beneficially own the Voting Stock of another person as a result of its ownership of Voting Stock or other securities of such other person’s parent entity (or related contractual rights) unless it owns more than 50% of the total voting power of the Voting Stock entitled to vote for the election of directors of such parent.

“Change of Control Triggering Event” shall mean the occurrence of both a Change of Control and a Rating Decline with respect to the Term Loans within thirty (30) days of each other.

“Charges” shall have the meaning assigned to such term in Section 9.09.

“Class” shall mean, (a) when used in respect of any Loan or Borrowing, whether such Loan or the Loans comprising such Borrowing are Term B-1 Loans, Term B-2 Loans, Term B-3 Loans, Term B-4 Loans, Term B-5 Loans, Other Term Loans established as a separate Class or Incremental Revolving Loans of a specified Class; and (b) when used in respect of any Commitment, whether such Commitment is in respect of a commitment to make Term B-1 Loans, Term B-2 Loans, Term B-3 Loans, Term B-4 Loans, Term B-5 Loans, Other Term Loans of a specified Class or Incremental Revolving Loans of a specified Class.

“Closing Date” shall mean March 22, 2024.

“Closing Date Rating” shall mean B3 in the case of Moody’s and B in the case of S&P, which were the respective ratings assigned to the Existing 2027 Term Loans by the Rating Agencies on the Closing Date.

“CME” shall mean CME Group Benchmark Administration Limited.

“Code” shall mean the U.S. Internal Revenue Code of 1986, as amended.

“Collateral” shall mean all the “Collateral” as defined in any Security Document and shall also include the Mortgaged Properties and all other property that is subject to any Lien in favor of the Collateral Agent or any Subagent for the benefit of the Secured Parties pursuant to any Security Document; provided, that notwithstanding anything to the contrary herein or in any Security Document or other Loan Document, in no case shall the Collateral include any Excluded Property.

“Collateral Agent” shall mean Wilmington Trust, National Association, acting in its capacity as collateral agent for the Secured Parties, together with its successors and permitted assigns in such capacity.

“Collateral Agent Fee Letter” shall mean that certain Fee Letter, dated on or prior to the Closing Date, between the Borrower and the Collateral Agent (as may be amended, restated, supplemented or otherwise modified, or replaced) together with any fee letter of a successor Collateral Agent.

“Collateral Agent Fees” shall have the meaning assigned to such term in Section 2.12(b).

“Collateral Agreement” shall mean the Collateral Agreement (First Lien), dated as of the Closing Date, as may be amended, restated, amended and restated, supplemented or otherwise modified from time to time, among each Collateral Guarantor, the Collateral Agent and the representatives from time to time party thereto.

“Collateral and Guarantee Requirement” shall mean the requirement that (in each case, subject to (x) Section 5.10(g), (j) and (l), (y) Schedule 5.13 and (z) Section 9.28 (which, for the avoidance of doubt, shall override any conflicting part of the applicable clauses of this definition of “Collateral and Guarantee Requirement”)):

(a) on the Closing Date, to the extent not previously delivered, the Collateral Agent shall have received from (i) the Borrower and each Collateral Guarantor, a counterpart of the Collateral Agreement and (ii) from each Guarantor, a counterpart of the Guarantee Agreement, in each case duly executed and delivered on behalf of such person;

(b) on the Closing Date, to the extent not previously delivered, (i) (x) all outstanding Equity Interests directly owned by the Collateral Guarantors, other than Excluded Securities, and (y) all Indebtedness owing to any Collateral Guarantor, other than Excluded Securities, shall have been pledged or assigned for security purposes pursuant to the Security Documents and (ii) the Collateral Agent shall have received certificates, updated share registers (where necessary under the laws of any applicable jurisdiction in order to create a perfected security interest in such Equity Interests) or other instruments (if any) representing such Equity Interests and any notes or other instruments required to be delivered pursuant to the applicable Security Documents, together with stock powers, note endorsements or other instruments of transfer with respect thereto (as applicable) endorsed in blank;

(c) in the case of any person that becomes a Guarantor after the Closing Date, the Agents shall have received (i) a supplement to the Guarantee Agreement in accordance with the terms thereof and (ii) in the case of a Collateral Guarantor, supplements to the Collateral Agreement in accordance with the terms thereof and, subject to clause (f), any other Security Documents, if applicable, in the form specified therefor, in each case, duly executed and delivered on behalf of such Guarantor;

(d) (i) all outstanding Equity Interests of any person that becomes a Guarantor after the Closing Date and that are held by a Collateral Guarantor and (ii) all Equity Interests directly acquired by a Collateral Guarantor after the Closing Date, in each case other than Excluded Securities, shall have been pledged pursuant to the Security Documents, together with stock powers or other instruments of transfer with respect thereto (as applicable) endorsed in blank;

(e) except as otherwise contemplated by this Agreement or any Security Document, all documents and instruments, including Uniform Commercial Code financing statements, and filings with the United States Copyright Office and the United States Patent and Trademark Office to be delivered, filed, registered or recorded to create the Liens intended to be created by the Security Documents (in each case, including any supplements thereto) and perfect such Liens to the extent required by, and with the priority required by, the Security Documents, shall have been delivered, filed, registered or recorded substantially concurrently with, or promptly following, the execution and delivery of each such Security Document;

(f) if and only if there is a requirement to grant mortgages under any Indebtedness secured by Liens that rank pari passu to the Liens on the Collateral securing the Obligations as of the date any mortgage would be required to be put in place pursuant to Section 5.10(c), within (x) 180 days after the Closing Date with respect to each Material Real Property set forth on Schedule 3.07(c) that is not located in a Special Flood Hazard Area (as determined by the Borrower in consultation with the Collateral Agent) (which period shall automatically be extended in 60 day increments so long as the Borrower is using commercially reasonable efforts) and (y) the time periods set forth in Section 5.10 with respect to Mortgaged Properties to be encumbered pursuant to Section 5.10 (including any Regulated Grantor Subsidiary that becomes a Collateral Guarantor), the Borrower shall have used commercially reasonable efforts to cause the Collateral Agent to have received:

(i) counterparts of each Mortgage to be entered into with respect to each such Mortgaged Property duly executed and delivered by the record owner of such Mortgaged Property and suitable for recording or filing in all filing or recording offices that the Borrower shall determine in good faith are necessary or desirable in order to create a valid and enforceable Lien subject to no other Liens except Permitted Liens, at the time of recordation thereof;

(ii) with respect to the Mortgage encumbering each such Mortgaged Property, customary opinions of counsel regarding the enforceability, due authorization, execution and delivery of the Mortgages and such other matters customarily covered in real estate counsel opinions; and

(iii) with respect to each such Mortgaged Property, the Flood Documentation;

(g) if and only if there is a requirement to grant mortgages under any Indebtedness secured by Liens that rank pari passu to the Liens on the Collateral securing the Obligations as of the date any mortgage would be required to be put in place pursuant to Section 5.10(c), within (x) 180 days after the Closing Date with respect to each Material Real Property set forth on Schedule 3.07(c) (which period shall automatically be extended in 60 day increments so long as the Borrower is using commercially reasonable efforts) and (y) the time periods set forth in Section 5.10 with respect to Mortgaged Properties to be encumbered pursuant to Section 5.10 (including any Regulated Grantor Subsidiary that becomes a Collateral Guarantor), the Borrower shall have used commercially reasonable efforts to cause the Collateral Agent to have received:

(i) a policy or policies or marked up unconditional binder of title insurance with respect to each such Mortgaged Property, or a date-down and modification endorsement, if available, in an amount not to exceed the fair market value of the applicable Mortgaged Property, as determined in good faith by the Borrower, paid for by the Borrower, issued by a nationally recognized title insurance company insuring the Lien of each Mortgage as a valid Lien on the Mortgaged Property described therein, free of any other Liens except Permitted Liens, at the time of recordation thereof, together with customary endorsements, coinsurance and reinsurance which are available at commercially reasonable rates in the jurisdiction where the applicable Mortgaged Property is located and

(ii) a survey or “express map” (or other aerial map) of each Mortgaged Property (including all improvements and easements), as applicable, for which all reasonable and necessary fees (where applicable) have been paid by the Borrower, which is (A) in the case of a survey, complying in all material respects with the minimum detail requirements of the American Land Title Association and American Congress of Surveying and Mapping as such requirements are in effect on the date of preparation of such survey and (B) in each case, sufficient for such title insurance policy relating to such Mortgaged Property and issue the customary survey related endorsements;

(h) evidence of the insurance (if any) and endorsements required by the terms of Section 5.02 hereof shall have been received by the Collateral Agent; and

(i) after the Closing Date, the Collateral Agent shall have received, (i) such other Security Documents as may be required to be delivered pursuant to Section 5.10 or the Security Documents (including, for the avoidance of doubt, any Account Control Agreement (as defined in the Collateral Agreement) required to be delivered pursuant to Section 3.3 of the Collateral Agreement), and (ii) upon reasonable request by the Collateral Agent, evidence of compliance with any other requirements of Section 5.10.

The foregoing provisions shall not require the creation or perfection of pledges of or security interests in particular assets if and for so long as, in the reasonable and good faith judgment of the Borrower (which shall give due consideration to the use of commercially reasonable efforts), and upon notice delivered to the Administrative Agent and the Collateral Agent, the cost of creating or perfecting such pledges or security interests in such assets shall be excessive in view of the benefits to be obtained by the Lenders therefrom. Without limiting the foregoing, the Collateral Agent shall agree to forego making any filing in the United States Patent and Trademark Office with respect to any Intellectual Property of any Collateral Guarantor if the Borrower reasonably determines in good faith that such Intellectual Property, taken together with all other Intellectual Property as to which such filings are not made pursuant to this sentence, (a) is not material to the operations of the Borrower and the Subsidiaries, taken as a whole, and (b) is not a material portion of all of the Collateral based on value. The Collateral Agent shall grant extensions of time in increments of not greater than 60 days for the perfection of security interests in particular assets (including extensions beyond the Closing Date for the perfection of security interests in the assets of the Loan Parties on such date) where the Borrower reasonably determines in good faith, after the use of commercially reasonable efforts, that perfection cannot be accomplished without undue effort or expense by the time or times at which it would otherwise be required by this Agreement or the Security Documents.

Notwithstanding any provision of this definition or otherwise in this Agreement or any other Loan Document to the contrary,

(a) (i) no Excluded Subsidiary shall be required to become a party to the Guarantee Agreement, the Collateral Agreement or any other Security Document or to Guarantee or create Liens on its assets to secure the Obligations (in each case except as set forth in the definition thereof) and (ii) the Borrower shall have the right, at any time, to designate an Excluded Subsidiary as a Guarantor (and to subsequently release such Guarantee in accordance with Section 9.18(b)), and

(b) (i) (x) no Unregulated Guarantor Subsidiary that is not an Initial Guarantor Subsidiary and (y) no Regulated Guarantor Subsidiary and (ii) (x) no Unregulated Grantor Subsidiary that is not an Initial Grantor Subsidiary and (y) no Regulated Grantor Subsidiary, in each case, that is not a Designated Guarantor Subsidiary or Designated Grantor Subsidiary, as the case may be, shall be required to become a party to the Guarantee Agreement, the Collateral Agreement or any other Security Document or to Guarantee or create Liens on its assets to secure the Obligations if such actions would violate any Requirement of Law as reasonably determined by the Borrower acting in good faith; provided, that the Borrower agrees that (A) it will promptly notify the Agents in the event that at any time thereafter the circumstances preventing such Designated Guarantor Subsidiary or Designated Grantor Subsidiary from becoming a party to the Collateral Agreement or any other Security Document or Guaranteeing or creating Liens on its assets to secure the Obligations shall no longer exist and (B) following the delivery of such notice the provisions of this definition will at all times apply as if no such determination had been made with respect to such Designated Guarantor Subsidiary or Designated Grantor Subsidiary.

Notwithstanding any provision of this definition or any other provision of this Agreement or any other Loan Document, if any Subsidiary is both a Regulated Grantor Subsidiary and a Regulated Guarantor Subsidiary (and is not otherwise an Excluded Subsidiary), such Subsidiary shall not be required to satisfy the Collateral and Guarantee Requirement until such time as both the Collateral Permit Condition and the Guarantee Permit Condition shall have been satisfied with respect to such Subsidiary.

“Collateral Guarantors” shall mean:

(a) each Subsidiary of Holdings that executes the Collateral Agreement on or prior to the Closing Date,

(b) each Guarantor and each Subsidiary of Holdings that becomes a Loan Party pursuant to Section 5.10(d), whether existing on the Closing Date or established, created or acquired after the Closing Date, unless and until such time as the respective Subsidiary is released from its obligations under the Collateral Agreement in accordance with the terms and provisions hereof or thereof, and

(c) Holdings.

“Collateral Matters Certificate” shall have the meaning assigned to such term in Section 9.18(e).

“Collateral Permit Condition” shall mean, with respect to any Regulated Grantor Subsidiary, that such Regulated Grantor Subsidiary has obtained all material (as determined in good faith by the Borrower) authorizations and consents of federal and state Governmental Authorities required, if any, in order for it to become a Collateral Guarantor under the Collateral Agreement and to satisfy the Collateral and Guarantee Requirement insofar as the authorizations and consents so permit.

“Commitments” shall mean with respect to any Lender, such Lender’s (a) Term B Commitment, (b) Incremental Commitment and/or (c) commitment to make Refinancing Term Loans.

“Committed Loan Notice” shall mean a notice of (a) a Borrowing, (b) a conversion of Loans from one Type to the other or (c) a continuation of Term SOFR Loans, in each case, pursuant to Section 2.03, which shall be substantially in the form of Exhibit D or such other form as may be approved by the Administrative Agent (including any form on an electronic platform or electronic transmission system as shall be approved by the Administrative Agent), appropriately completed and signed by a Responsible Officer of the Borrower.

“Commodity Exchange Act” shall mean the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.

“Communication” shall mean this Agreement, any Loan Document and any document, any amendment, approval, consent, information, notice, certificate, request, statement, disclosure or authorization related to any Loan Document.

“Comparable Financing” shall mean any Indebtedness that is (a) in the form of a “term loan B” facility, (b) denominated in Dollars and (c) secured by Liens on Collateral that rank pari passu in priority with the Liens that secure the Term B-5 Loans.

“Conforming Changes” shall mean, with respect to the use, administration of or any conventions associated with SOFR or any proposed Successor Rate or Term SOFR, as applicable, any conforming changes to the definitions of “ABR”, “SOFR”, “Term SOFR” and “Interest Period”, timing and frequency of determining rates and making payments of interest and other technical, administrative or operational matters (including, for the avoidance of doubt, the definitions of “Business Day” and “U.S. Government Securities Business Day”, timing of borrowing requests or prepayment, conversion or continuation notices and length of lookback periods) as may be appropriate, in the reasonable discretion of the Administrative Agent (in consultation with the Borrower), to reflect the adoption and implementation of such applicable rate(s) and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent reasonably determines that adoption of any portion of such market practice is not administratively feasible or that no market practice for the administration of such rate exists, in such other manner of administration as the Administrative Agent reasonably determines (in consultation with the Borrower) is reasonably necessary in connection with the administration of this Agreement and any other Loan Document).

“Consolidated Debt” shall mean, as of any date of determination for any person, the sum of (without duplication) the principal amount of all Indebtedness of the type set forth in clauses (a), (b), (e) (to the extent related to any Indebtedness that would otherwise constitute Consolidated Debt), (f) and (k) of the definition of “Indebtedness” of such person and its Subsidiaries determined on a consolidated basis on such date and including the principal amount of the LVLT Limited Guarantee; provided, that the amount of any Indebtedness with respect to which the applicable obligors have entered into currency hedging arrangements shall be calculated giving effect to such currency hedging arrangements; provided, further, that Consolidated Debt will not include any (i) Indebtedness under any Qualified Receivable Facility, (ii) Indebtedness under any Qualified Securitization Facility or Qualified Digital Products Facility, (iii) undrawn letters of credit and bank guarantees and (iv) obligations under any Hedging Agreement.

“Consolidated First Lien Debt” shall mean, on any date, Consolidated Debt that is then secured by First Liens outstanding as of the last day of the Test Period most recently ended.

“Consolidated Net Income” shall mean, with respect to any person for any period, the aggregate Net Income of such person and its subsidiaries for such period, on a consolidated basis, in accordance with GAAP; provided, that the Net Income for such period of any person that is not a subsidiary of such person, or is an Unrestricted Subsidiary, or that is accounted for by the equity method of accounting, shall be included only to the extent of the amount of dividends or distributions or other payments actually paid in cash, Permitted Investments or other cash equivalents (or to the extent converted into cash, Permitted Investments or other cash equivalents) to the referent person or a Subsidiary thereof in respect of such period.

“Consolidated Priority Debt” shall mean, on any date, the sum of

(a) the aggregate principal amount of Consolidated Debt consisting of the Obligations, the First Lien Notes, the Existing 2027 Term Loans and the LVLT Limited Guarantee outstanding as of the last day of the Test Period most recently ended as of such date and

(b) any other Consolidated Debt that is then secured by Other First Liens or Second Liens outstanding as of the last day of the Test Period most recently ended.

“Consolidated Total Assets” shall mean, as of any date of determination, the total assets of Holdings, the Borrower and the Subsidiaries, determined on a consolidated basis in accordance with GAAP, but excluding amounts attributable to Investments in Unrestricted Subsidiaries, as set forth on the consolidated balance sheet of Holdings as of the last day of the Test Period ending immediately prior to such date for which financial statements of Holdings have been delivered (or were required to be delivered) pursuant to Section 5.04(a) or 5.04(b), as applicable. Consolidated Total Assets shall be determined on a Pro Forma Basis.

“Control” shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a person, whether through the ownership of voting power or securities, by contract or otherwise, and “Controls” and “Controlled” shall have meanings correlative thereto.

“Covered Party” shall have the meaning assigned to such term in Section 9.25.

“Credit Event” shall mean the funding of any Loan (but excluding, for the avoidance of doubt, any continuation of a Loan or conversion of a Loan from one Type to another).

“Cured or Waived Default” shall have the meaning assigned to such term in Section 7.01.

“Daily Simple SOFR” with respect to any applicable determination date shall mean the SOFR published on such date on the Federal Reserve Bank of New York’s website (or any successor source).

“Debtor Relief Laws” shall mean the Bankruptcy Code and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief laws of the United States of America or other applicable jurisdictions from time to time in effect.

“Declined Prepayment Amount” shall have the meaning assigned to such term in Section 2.10(d).

“Declining Term Lender” shall have the meaning assigned to such term in Section 2.10(d).

“Default” shall mean any event or condition that upon notice, lapse of time or both would constitute an Event of Default.

“Defaulting Lender” shall mean, subject to Section 2.24, any Lender that

(a) has failed to (i) fund all or any portion of its Loans within two Business Days of the date such Loans were required to be funded hereunder unless such Lender notifies the Administrative Agent and the Borrower in writing within such two Business Days of the applicable funding date that such failure is the result of such Lender’s good faith determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in reasonable detail in such writing) has not been satisfied or (ii) pay to the Administrative Agent or any other Lender any other amount required to be paid by it hereunder within two Business Days of the date when due,

(b) has notified the Borrower and the Administrative Agent in writing that it does not intend or expect to comply with its funding obligations hereunder or generally under other agreements in which it commits to extend credit, or has made a public statement to that effect (unless such writing or public statement relates to such Lender’s obligation to fund a Loan hereunder and states that such position is based on such Lender’s good faith determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in reasonable detail in such writing or public statement) cannot be satisfied),

(c) has failed, within three Business Days after written request by the Administrative Agent or the Borrower, to confirm in writing to the Administrative Agent and the Borrower that it will comply with its prospective funding obligations hereunder (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the Administrative Agent and the Borrower) or

(d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law, (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity or (iii) become the subject of a Bail-In Action; provided, that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States of America or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender.

Any reasonable determination by the Borrower in good faith that a Lender is a Defaulting Lender under any one or more of clauses (a) through (d) above shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender (subject to Section 2.24) upon delivery of written notice of such determination to the Borrower and each Lender.

“Designated Grantor Subsidiary” shall mean (a) any Unregulated Grantor Subsidiary and (b) at such time as it shall have satisfied the Collateral Permit Condition, any Regulated Grantor Subsidiary. No Excluded Subsidiary shall at any time constitute a Designated Grantor Subsidiary.

“Designated Guarantor Subsidiary” shall mean (a) any Unregulated Guarantor Subsidiary and (b) at such time as it shall have satisfied the Guarantee Permit Condition, any Regulated Guarantor Subsidiary. No Excluded Subsidiary shall at any time constitute a Designated Guarantor Subsidiary.

“Designated Non-Cash Consideration” shall mean the fair market value of any non-cash consideration received by a Loan Party or a Subsidiary in connection with a Disposition pursuant to Section 6.05(g) that is designated as Designated Non-Cash Consideration by the Borrower (which amount will be reduced by the fair market value of the portion of the non-cash consideration converted to cash within one hundred eighty days following the consummation of the applicable Disposition).

“Digital Product” shall mean the bona fide products, applications, platforms, software or intellectual property related to or used in connection with the development, adoption, implementation or operation of ExaSwitch or Black Lotus Labs digital products or digital businesses or any other digital business of the Borrower and its Subsidiaries, including artificial intelligence, machine learning, data analytics, automation technologies, and related digital or network infrastructure, including fiber optic and copper cables, conduit and other network and connectivity-related assets (including, without limitation, lateral connections, extensions and new build-outs connecting to data centers or similar facilities), and any related tools, services or technologies, in each case as determined in good faith by the Borrower.

“Digital Product Assets” shall mean (x) Securitization Assets and (y) Digital Products.

“Digital Products Subsidiary” shall mean any Special Purpose Entity established in connection with a Qualified Digital Products Facility. For the avoidance of doubt, a “Digital Products Subsidiary” includes a LVLT/Lumen Digital Products Subsidiary.

“Dispose” or “Disposed of” shall mean to convey, sell, lease, sell and lease-back, assign, transfer or otherwise dispose of any property, business or asset. The term “Disposition” shall have a correlative meaning to the foregoing.

“Disqualified Lender” shall mean (a) those Persons identified in writing to (x) the Amendment No. 3 Arrangers on or prior to May 6, 2026 or (y) the Administrative Agent from and after the Amendment No. 3 Effective Date, (b) those bona fide competitors of the Borrower and any Affiliates thereof (other than (x) any Affiliates that are banks, financial institutions, bona fide debt funds or investment vehicles that are engaged in making, purchasing, holding or otherwise investing in commercial loans, bonds and similar extensions of credit in the ordinary course or (y) any person that is a Lender or an Affiliate or Approved Fund thereof on the Amendment No. 3 Effective Date), in each case, that are specified in writing by a Responsible Officer of the Borrower to the Administrative Agent from time to time following the Amendment No. 3 Effective Date and (c) any Affiliate of a Person described in the preceding clause (a) (other than any Affiliates that are banks, financial institutions, bona fide debt funds or investment vehicles that are engaged in making, purchasing, holding or otherwise investing in commercial loans, bonds and similar extensions of credit in the ordinary course) that is either reasonably identifiable as such on the basis of its name or is identified as such in writing by or on behalf of the Borrower to the Administrative Agent from time to time on or after the Amendment No. 3 Effective Date; provided, that no update to the list of Disqualified Lenders shall (a) be effective prior to three Business Days after receipt thereof by the Administrative Agent (it being understood and agreed that the Borrower authorizes distribution of any such list to the Lenders) or (b) apply retroactively to disqualify any persons, including for the purposes of Section 2.19(b), that (x) have previously acquired an assignment or participation interest under this Agreement (solely with respect to the interest so previously assigned or participated) or (y) are party to a pending assignment or participation under this Agreement (solely with respect to the interest subject to such pending assignment or participation); provided that, for purposes of this clause (y), an assignment or participation shall be deemed “pending” only upon delivery to the Administrative Agent of an Assignment and Acceptance or the applicable participation agreement, as applicable, that has been duly executed but has not yet become effective in accordance with Section 9.04.

“Disqualified Stock” shall mean, with respect to any person, any Equity Interests of such person that, by its terms (or by the terms of any security or other Equity Interests into which it is convertible or for which it is exchangeable), or upon the happening of any event or condition (a) matures or is mandatorily redeemable (other than solely for Qualified Equity Interests of the Borrower), pursuant to a sinking fund obligation or otherwise, (b) is redeemable at the option of the holder thereof (other than solely for Qualified Equity Interests of the Borrower), in whole or in part, (c) provides for the scheduled, mandatory payments of dividends in cash, or (d) is or becomes convertible into or exchangeable for Indebtedness or any other Equity Interests that would constitute Disqualified Stock, in the case of each of the foregoing clauses (a), (b), (c) and (d), prior to the date that is ninety-one (91) days after the Latest Maturity Date in effect at the time of issuance thereof and except as a result of a change of control or asset sale so long as any rights of the holders thereof upon the occurrence of a change of control or asset sale event shall be subject to the prior repayment in full of the Loans and all other Obligations that are accrued and payable and the termination of the Commitments (provided, that only the portion of the Equity Interests that so mature or are mandatorily redeemable, are so convertible or exchangeable or are so redeemable at the option of the holder thereof prior to such date shall be deemed to be Disqualified Stock). Notwithstanding the foregoing: (i) any Equity Interests issued to any employee or to any plan for the benefit of employees of the Borrower or the Subsidiaries or by any such plan to such employees shall not constitute Disqualified Stock solely because they may be required to be repurchased by the Borrower in order to satisfy applicable statutory or regulatory obligations or as a result of such employee’s termination, death or disability and (ii) any class of Equity Interests of such person that by its terms requires such person to satisfy its obligations thereunder by delivery of Equity Interests that are not Disqualified Stock shall not be deemed to be Disqualified Stock.

“Dollars” or “$” shall mean lawful money of the United States of America.

“Domestic Subsidiary” shall mean any Subsidiary that is organized under the laws of the United States of America, any state thereof or the District of Columbia (excluding, for the avoidance of doubt, Puerto Rico or any other territory of the United States of America).

“Double-Dip Provision” shall have the meaning assigned to such term in the last paragraph of Section 6.01.

“EBITDA” shall mean for any period and for any person,

(a) Consolidated Net Income of such person for such period adjusted, without duplication, to exclude the effect of:

(i) any non-cash losses resulting from requirements to mark-to-market Hedging Agreements,

(ii) any expense items relating to: (A) mergers, acquisitions, divestitures and other similar transactions that are out of the ordinary course of business of the Borrower and the Subsidiaries, including severance, retention and integration costs and change of control payments (including in respect of such transactions that are considered or proposed but not consummated), (B) the Transactions, Amendment No. 1, Amendment No. 2 or Amendment No. 3, and (C) the incurrence, modification or repayment of Indebtedness (including all consent fees, premium and other amounts payable in connection therewith),

(iii) charges, costs, losses, expenses, reserves or other items related to or incurred in connection with the following: (A) restructuring (including restructuring charges or reserves, whether or not classified as such under GAAP), severance, relocation, consolidation, integration or other similar items, (B) business optimization initiatives (including costs and expenses relating to reporting systems and technology initiatives); strategic initiatives; systems establishment costs; systems conversion and integration costs; any modernization and simplification plan; contract termination costs; retention, recruiting and relocation costs and expenses; costs, expenses and charges incurred in connection with curtailments or modifications to pension and post-retirement employee benefits plans; costs associated with start-up, pre-opening, opening, closure, transition and/or consolidation of distribution centers, operations, offices and facilities including in connection with any Investment permitted hereunder or any Acquisition Transaction; new systems design and implementation; and consulting fees and expenses relating to enhancing accounting functions, (C) business or facilities (including greenfield facilities) start-up, opening, transition, consolidation, shut-down and closing, (D) signing, retention and completion bonuses, (E) litigation (including threatened litigation), settlements, investigations (including internal investigations) and proceedings (or any threatened investigations or proceedings), including by any regulatory, governmental, law enforcement body, or attorney general, (F) Casualty Events or asset sales outside the ordinary course of business and (G) discontinued operations,

(iv) any gains or losses in connection with the repurchase or retirement of Indebtedness,

(v) any loss reflected in such Consolidated Net Income for such period all or any portion of which is reasonably expected to be paid or reimbursed by an insurer, indemnitor or other third party source; provided that, to the extent that the claim for all or any portion of any such reasonably expected payment or reimbursement is not accepted by the applicable insurer, indemnitor or other third party source within 365 days of the loss event, there shall be a corresponding deduction from EBITDA of such person; provided, further, that recognition or receipt of all or any portion of any such reasonably expected payment or reimbursement from the applicable insurer, indemnitor or other third party source shall be deducted from EBITDA to the extent reflected in net income,

(vi) any non-cash losses or expenses (other than write-downs or write-offs of current assets or non-cash losses or expenses representing an accrual for a future cash outlay) reflected in such Consolidated Net Income for such period,

(vii) gains or losses from marking to market portfolio assets until recognized for income tax purposes,

(viii) any extraordinary, unusual or other non-recurring expenses, gains or losses,

(ix) any gain or loss on the disposition of investments,

(x) (A) losses or discounts in connection with any Qualified Receivable Facility, Qualified Securitization Facility, Qualified Digital Products Facility or otherwise in connection with factoring arrangements or the sale or contribution of Receivables, Securitization Assets or Digital Products and (B) amortization of capitalized fees, in each case in connection with any Qualified Receivable Facility, Qualified Securitization Facility or Qualified Digital Products Facility,

(xi) any costs or expenses (including any payroll taxes) incurred by Holdings or any Subsidiary in such period as a result of, in connection with or pursuant to any management equity plan, profits interest or stock option plan, any long-term incentive plan (including any related cash payments) or any other management or employee benefit plan or agreement, any pension plan (including (A) any post-employment benefit scheme to which the relevant pension trustee has agreed, (B) as a result of curtailments or modifications to pension and post-retirement employee benefit plans and (C) without limitation, compensation arrangements with holders of unvested options entered into in connection with a permitted Restricted Payment), any stock subscription, stockholders or partnership agreement, any payments in the nature of compensation or expense reimbursement made to independent board members, any employee benefit trust, any employee benefit scheme or any similar equity plan or agreement (including any deferred compensation arrangement), including any payment made to option holders in connection with, or as a result of, any distribution being made to, or share repurchase from, a shareholder, which payments are being made to compensate option holders as though they were shareholders at the time of, and entitled to share in, such distribution or share repurchase,

(xii) any net pension or other post-employment benefit costs representing amortization of unrecognized prior service costs, actuarial losses, including amortization or such amounts arising in prior periods, amortization of the unrecognized net obligation (and loss or cost) existing at the date of initial application of FASB Accounting Standards Codification 715, and any other items of a similar nature,

(xiii) all charges, costs, expenses, accruals or reserves in connection with the rollover, acceleration or payout of Equity Interests held by officers or employees and all losses, charges and expenses related to payments made to holders of options or other derivative Equity Interests of Holdings or any Subsidiary in connection with, or as a result of, any distribution being made to equity holders of Holdings or any Subsidiary or any direct or indirect parent thereof, including (A) payments made to compensate such holders as though they were equity holders at the time of, and entitled to share in, such distribution, and (B) all dividend equivalent rights owed pursuant to any compensation or equity arrangement,

(xiv) expenses, charges and losses resulting from the payment or accrual of indemnification or refunding provisions, earn-outs and contingent consideration obligations; bonuses and other compensation paid to employees, directors or consultants; and payments in respect of dissenting shares and purchase price adjustments,

(xv) the effects of purchase accounting, fair value accounting or recapitalization accounting (including the effects of adjustments pushed down to Holdings and its Subsidiaries) and the amortization, write-down or write-off of any such amount, and

(xvi) the cumulative effect of a change in accounting principles,

plus,

(b) to the extent deducted in determining such Consolidated Net Income for such period, the aggregate amount of:

(i) interest expense, excluding the amortization or write-off of Indebtedness discount or premiums and Indebtedness issuance costs and commissions, discounts and other fees and charges associated with Indebtedness (including, if applicable, Loans),

(ii) income tax expense,

(iii) depreciation and amortization, and

(iv) any non-cash charges to Consolidated Net Income relating to the establishment of reserves and any income relating to the release of such reserves; provided, that EBITDA shall be reduced by any cash expended that reduces the amount of any reserve.

Notwithstanding anything to the contrary herein or in any other Loan Document, the calculation of the EBITDA component in the definitions of First Lien Leverage Ratio, the Priority Net Leverage Ratio, Total Leverage Ratio and Fixed Charge Coverage Ratio shall exclude EBITDA attributable to Receivables Subsidiaries, Securitization Subsidiaries and Digital Products Subsidiaries; provided, that EBITDA may be increased by the amount of cash actually received by the Borrower or any Subsidiary (other than a Receivables Subsidiary, Securitization Subsidiary or Digital Products Subsidiary) from a Receivables Subsidiary, Securitization Subsidiary or Digital Products Subsidiary (whether in the form of fees, dividends or otherwise) and attributable to the Net Income of such Subsidiary or, to the extent not attributable to the Net Income of such Subsidiary, the operation of the assets of such Subsidiary; provided, that, for the avoidance of doubt, EBITDA shall not be increased by the net proceeds from the incurrence of any Indebtedness by a Receivables Subsidiary, Securitization Subsidiary or Digital Products Subsidiary.

“EEA Financial Institution” shall mean (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent;

“EEA Member Country” shall mean any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” shall mean any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“Electronic Copy” shall have the meaning assigned to such term in Section 9.24.

“Electronic Record” shall have the meaning assigned to such term in Section 9.24.

“Electronic Signature” shall have the meaning assigned to such term in Section 9.24.

“EMEA Sale Proceeds Distribution” shall mean the distribution or transfer on the Closing Date of an amount equal to the amount of the proceeds received by the Borrower or any of the Subsidiaries in connection with the sale of the Borrower’s EMEA business, which is in an aggregate amount of $1,756,371,430.

“Environment” shall mean ambient and indoor air, surface water and groundwater (including potable water, navigable water and wetlands), the land surface or subsurface strata, natural resources such as flora and fauna, the workplace or as otherwise defined in any Environmental Law.

“Environmental Laws” shall mean all applicable laws (including common law), rules, regulations, codes, ordinances, orders, binding agreements, decrees or judgments, promulgated or entered into by or with any Governmental Authority, relating in any way to the Environment, preservation or reclamation of natural resources, any Hazardous Materials or to public or employee health and safety matters (to the extent relating to the Environment or Hazardous Materials).

“Environmental Permits” shall have the meaning assigned to such term in Section 3.16.

“Equity Interests” of any person shall mean any and all shares, interests, rights to purchase or otherwise acquire, warrants, options, participations or other equivalents of or interests in (however designated) equity or ownership of such person, including any preferred stock (including any preferred equity certificates (and any other similar instruments)), any limited or general partnership interest and any limited liability company membership interest, and any securities or other rights or interests convertible into or exchangeable for any of the foregoing.

“ERISA” shall mean the Employee Retirement Income Security Act of 1974, as the same may be amended from time to time and any final regulations promulgated and the rulings issued thereunder.

“ERISA Affiliate” shall mean any trade or business (whether or not incorporated) that, together with the Borrower or a Subsidiary, is treated as a single employer under Section 414(b) or (c) of the Code, or, solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under Section 414 of the Code.

“ERISA Event” shall mean (a) any Reportable Event or the requirements of Section 4043(b) of ERISA apply with respect to a Plan; (b) with respect to any Plan, the failure to satisfy the minimum funding standard under Section 412 of the Code or Section 302 of ERISA, whether or not waived; (c) a determination that any Plan is, or is expected to be, in “at-risk” status (as defined in Section 303(i)(4) of ERISA or Section 430(i)(4) of the Code); (d) the filing pursuant to Section 412(c) of the Code or Section 302(c) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan, the failure to make by its due date a required installment under Section 430(j) of the Code with respect to any Plan or the failure to make by its due date any required contribution to a Multiemployer Plan; (e) the incurrence by the Borrower, a Subsidiary or any ERISA Affiliate of any liability under Title IV of ERISA with respect to the termination of any Plan or Multiemployer Plan; (f) the receipt by the Borrower, a Subsidiary or any ERISA Affiliate from the PBGC or a plan administrator of any notice relating to an intention to terminate any Plan or to appoint a trustee to administer any Plan under Section 4042 of ERISA; (g) the incurrence by the Borrower, a Subsidiary or any ERISA Affiliate of any liability with respect to the withdrawal or partial withdrawal from any Plan or Multiemployer Plan; (h) the receipt by the Borrower, a Subsidiary or any ERISA Affiliate of any notice, or the receipt by any Multiemployer Plan from the Borrower, a Subsidiary or any ERISA Affiliate of any notice, concerning the impending imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA, or in “endangered” or “critical” status, within the meaning of Section 432 of the Code or Section 305 of ERISA; (i) the conditions for imposition of a lien under Section 303(k) of ERISA or Section 430(k) of the Code shall have been met with respect to any Plan; or (j) the withdrawal of any of the Borrower, a Subsidiary or any ERISA Affiliate from a Plan subject to Section 4063 of ERISA during a plan year in which such entity was a “substantial employer” as defined in Section 4001(a)(2) of ERISA or a cessation of operations that is treated as such a withdrawal under Section 4062(e) of ERISA.

“EU Bail-In Legislation Schedule” shall mean the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

“Event of Default” shall have the meaning assigned to such term in Section 7.01.

“Excess Cash Flow” shall mean, for any period, an amount equal to:

(a) consolidated net cash provided by operating activities of Holdings as determined by the Borrower in accordance with GAAP;

less

(b) the amount of the sum of Capital Expenditures made in cash during such period by the Borrower and the Subsidiaries, except to the extent that such Capital Expenditures were (A) financed with the proceeds of Indebtedness of the Borrower or the Subsidiaries or (B) funded from Asset Sales or Recovery Events or otherwise from sources other than operations of the business of the Borrower and the Subsidiaries.

“Excess Cash Flow Period” shall mean each fiscal quarter of Holdings, commencing with the fiscal quarter of Holdings ending March 31, 2024.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Excluded Incremental Facility” shall mean any Indebtedness that either (a) is not a Comparable Financing or (b) is a Comparable Financing and (i) is incurred in connection with any Acquisition Transaction or similar Investment permitted hereunder, (ii) is incurred in reliance on clause (a) of the definition of “Incremental Amount”, or (iii) has a final maturity later than the date that is eight years after the Amendment No. 1 Effective Date.

“Excluded Indebtedness” shall mean all Indebtedness not incurred in violation of Section 6.01.

“Excluded Information” shall have the meaning assigned to such term in Section 9.04(c)(i).

“Excluded Property” shall mean the “Excluded Property” as such term is defined in the Collateral Agreement.

“Excluded Securities” shall mean the “Excluded Securities” as such term is defined in the Collateral Agreement.

“Excluded Subsidiary” shall mean, subject to Section 9.18(b), any of the following:

(a) any Foreign Subsidiary; and

(b) any Domestic Subsidiary:

(i) that is not a Wholly-Owned Subsidiary (for so long as such Subsidiary remains a non-Wholly-Owned Subsidiary); provided, that such Subsidiary is a bona fide joint venture established for legitimate business purposes and not in connection with a liability management transaction;

(ii) that is an FSHCO;

(iii) with respect to which the Borrower reasonably determines in good faith (and upon notice delivered to the Administrative Agent) that the cost or other consequences (including tax consequences) of providing a Guarantee of or granting Liens to secure the Obligations are likely to be excessive in relation to the value to be afforded thereby;

(iv) that is a Subsidiary of a Foreign Subsidiary;

(v) that is an Unrestricted Subsidiary;

(vi) that is an Immaterial Subsidiary;

(vii) that is a Receivables Subsidiary;

(viii) that is a Securitization Subsidiary;

(ix) that is a Digital Products Subsidiary;

(x) (1) prior to the satisfaction of the Guarantee Permit Condition, any Regulated Guarantor Subsidiary, and (2) prior to the satisfaction of the Collateral Permit Condition, any Regulated Grantor Subsidiary;

(xi) that is an Insurance Subsidiary; or

(xii) any Specified Subsidiary or its direct or indirect subsidiaries (other than, for the avoidance of doubt, the Borrower, Holdings or any of their respective Subsidiaries existing as of the Amendment No. 3 Effective Date, except to the extent such Subsidiaries would otherwise constitute Excluded Subsidiaries pursuant to this definition);

provided, in no event shall any Subsidiary be an Excluded Subsidiary other than pursuant to clause (x) if it incurs or guarantees Indebtedness under any Material First Lien Indebtedness (in each case, except with respect to a Special Purpose Entity that has incurred Indebtedness pursuant to a Qualified Securitization Facility, Qualified Receivable Facility or a Qualified Digital Products Facility permitted under Section 6.01(aa), (bb) or (dd), as applicable); provided, however, that, for the avoidance of doubt and notwithstanding the foregoing or anything herein to the contrary, if a Subsidiary has incurred or guaranteed such other Indebtedness but has not received all applicable regulatory approvals to become a Guarantor hereunder, such Subsidiary will continue to be an Excluded Subsidiary until such Guarantor has received all applicable regulatory approvals to so become a Guarantor hereunder.

“Excluded Swap Obligation” shall mean, with respect to any Guarantor, any Swap Obligation if, and to the extent that, all or a portion of the Guarantee of such Guarantor of, or the grant by such Guarantor of a security interest to secure, such Swap Obligation (or any Guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of (a) such Guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder or (b) in the case of a Swap Obligation subject to a clearing requirement pursuant to Section 2(h) of the Commodity Exchange Act (or any successor provision thereto), because such Guarantor is a “financial entity,” as defined in Section 2(h)(7)(C)(i) of the Commodity Exchange Act (or any successor provision thereto), in each case at the time the Guarantee of such Guarantor or the grant of such security interest becomes effective with respect to such Swap Obligation, unless otherwise reasonably determined by the Borrower in good faith. If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such Guarantee or security interest is or becomes illegal.

“Excluded Taxes” shall mean, with respect to the Administrative Agent, any Lender or any other recipient of any payment to be made by or on account of any obligation of any Loan Party hereunder or under any other Loan Document, (a) Taxes imposed on or measured by its overall net income (however denominated, and including, for the avoidance of doubt, franchise and similar Taxes imposed on it in lieu of net income Taxes) and branch profits Taxes, in each case by a jurisdiction (including any political subdivision thereof) as a result of such recipient being organized in, having its principal office in, or in the case of any Lender, having its applicable lending office in, such jurisdiction, or as a result of any other present or former connection between such recipient and such jurisdiction (other than any such connection arising solely from or with respect to any Loan Document or any transaction pursuant to any Loan Document), (b) U.S. federal withholding Tax imposed on any payment by or on account of any obligation of any Loan Party hereunder or under any other Loan Document to a Lender (other than to the extent such Lender is an assignee pursuant to a request by the Borrower under Section 2.19(b) or 2.19(c)) pursuant to laws in force at the time such Lender acquires the applicable interest in the applicable Commitment or, if such Lender acquires an applicable interest in a Loan other than by funding such Loan pursuant to a prior Commitment, on the date such Lender acquires the applicable interest in such Loan (or designates a new lending office), except to the extent that such Lender (or its assignor, if any) was entitled, immediately prior to the designation of a new lending office (or assignment), to receive additional amounts or indemnification payments from any Loan Party with respect to such withholding Tax pursuant to Section 2.17, (c) any withholding Tax imposed on any payment by or on account of any obligation of any Loan Party hereunder or under any other Loan Document that is attributable to such recipient’s failure to comply with Section 2.17(d) or Section 2.17(f), (d) any U.S. federal backup withholding under Section 3406 of the Code or (e) any Tax imposed under FATCA.

“Existing 2027 Term Loans” shall mean the Term B Loans under, and as defined in, the Existing Credit Agreement.

“Existing Credit Agreement” shall mean the Amended and Restated Credit Agreement, dated as of November 29, 2019, by and among Holdings, the Borrower, the lenders from time to time party thereto and Merrill Lynch Corporation, as administrative agent and collateral agent (the “Existing Credit Agreement Agent”), as amended on the Closing Date and as such document may be further amended, restated, supplemented or otherwise modified from time to time in accordance with the terms of this Agreement.

“Existing Credit Agreement Agent” shall have the meaning assigned to such term in the definition of “Existing Credit Agreement.”

“Existing Debt” shall mean any Indebtedness of the Borrower, Lumen, QC or QCF or any of their respective Subsidiaries and existing immediately prior to the Closing Date and the effectiveness of the Transactions.

“Existing Debt Documents” shall mean any loan document, note document or similar term as used or defined in any credit agreement, indenture or other definitive document governing any Existing Debt.

“Existing Incremental Revolving Class Loans” shall have the meaning assigned to such term in Section 9.08(g).

“Existing Offering Proceeds Note (3.625%)” shall mean the intercompany demand note dated as of August 12, 2020, in an initial principal amount equal to $840,000,000, issued by Level 3 Communications to the Borrower.

“Existing Offering Proceeds Note (3.750%)” shall mean the intercompany demand note dated as of January 13, 2021, in an initial principal amount equal to $900,000,000, issued by Level 3 Communications to the Borrower.

“Existing Offering Proceeds Note (3.875%)” shall mean the intercompany demand note dated as of December 6, 2024, in an initial principal amount equal to $53,883,000, issued by Level 3 Communications to the Borrower.

“Existing Offering Proceeds Note (4.250%)” shall mean the intercompany demand note dated as of June 15, 2020, in an initial principal amount equal to $1,200,000,000, issued by Level 3 Communications to the Borrower.

“Existing QC Debt” means all Indebtedness of QCI, QCF, QC and their respective subsidiaries existing as of the Amendment No. 3 Effective Date (including, without limitation, (i) the 7.375% notes due 2030, (ii) the 7.750% notes due 2030, (iii) the 6.500% notes due 2056 and (iv) the 6.750% notes due 2057).

“Existing Term Class Loans” shall have the meaning assigned to such term in Section 9.08(f).

“Existing Unsecured Notes” shall mean, individually or collectively, as the context may require, in each case after giving effect to the Transactions:

(i) 4.250% Senior Notes due 2028 in an aggregate principal amount outstanding of $178,096,000 as of the Amendment No. 3 Effective Date;

(ii) 3.625% Senior Notes due 2029 in an aggregate principal amount outstanding of $300,314,000 as of the Amendment No. 3 Effective Date;

(iii) 3.750% Sustainability-Linked Senior Notes due 2029 in an aggregate principal amount outstanding of $361,276,000 as of the Amendment No. 3 Effective Date;

(iv) 3.875% Senior Secured Notes due 2029 (previously secured) in an aggregate principal amount outstanding of $53,883,000 as of the Amendment No. 3 Effective Date;

(v) 8.500% Senior Notes due 2036 in an aggregate principal amount outstanding of $1,900,000,000 as of the Amendment No. 3 Effective Date;

(vi) 4.875% Second Lien Notes due 2029 (previously secured) in an aggregate principal amount outstanding of $9,706,000 as of the Amendment No. 3 Effective Date;

(vii) 4.500% Second Lien Notes due 2030 (previously secured) in an aggregate principal amount outstanding of $1,618,300 as of the Amendment No. 3 Effective Date;

(viii) 4.000% Second Lien Notes due 2031 (previously secured) in an aggregate principal amount outstanding of $20,385,000 as of the Amendment No. 3 Effective Date;

(ix) 3.875% Second Lien Notes due 2030 (previously secured) in an aggregate principal amount outstanding of $20,048,000 as of the Amendment No. 3 Effective Date; and

(x) 7.500% Senior Notes due 2037 in an aggregate principal amount outstanding of $1,000,000,000 to be issued after the Amendment No. 3 Effective Date on or about May 21, 2026.

“Extended Term Loan” shall have the meaning assigned to such term in Section 2.22(a).

“Extending Lender” shall have the meaning assigned to such term in Section 2.22(a).

“Extension” shall have the meaning assigned to such term in Section 2.22(a).

“Extension Amendment” shall have the meaning assigned to that term in Section 2.22(b).

“Facility” shall mean the respective facility and commitments utilized in making Loans and credit extensions hereunder, it being understood that, as of the Closing Date there are two Facilities (i.e., the Term B-1 Facility and the Term B-2 Facility) and thereafter, the term “Facility” may include any other Class of Commitments and the extensions of credit thereunder, including the Term B-3 Facility, the Term B-4 Facility, the Term B-5 Facility and any Incremental Facility or, without duplication, any Loans under any of the foregoing.

“Fair Market Value” shall mean, with respect to any asset or property, the price that could be negotiated in an arms’-length transaction between a willing seller and a willing buyer, neither of whom is under undue pressure or compulsion to complete the transaction (as determined in good faith by the management of the Borrower), including reliance on the most recent real property tax bill or assessment in the case of Real Property.

“FATCA” shall mean Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), or any current or future Treasury regulations promulgated thereunder or official administrative interpretations thereof and any agreements entered into pursuant to Section 1471(b)(1) of the Code, such Code section as of the date of this Agreement (or any amended or successor version described above) or any legislation, rules, practice or other official administrative guidance adopted pursuant to any intergovernmental agreement implementing the foregoing.

“FCC” shall mean the United States Federal Communications Commission or its successor.

“FCC License” shall mean any permit, license, authorization, certification, plan, directive, consent order or consent decree of or from the FCC, in each case, in connection with the operation of the business of the Borrower or any of the Subsidiaries, all renewals and extensions thereof, and all applications filed with the FCC for which the Borrower or any of the Subsidiaries is an applicant.

“Federal Funds Rate” shall mean, for any day, the rate per annum calculated by the Federal Reserve Bank of New York based on such day’s federal funds transactions by depository institutions (as determined in such manner as the Federal Reserve Bank of New York shall set forth on its public website from time to time) and published on the next succeeding Business Day by the Federal Reserve Bank of New York as the federal funds effective rate; provided that if the Federal Funds Rate as so determined would be less than 0.00%, such rate shall be deemed to be 0.00% for purposes of this Agreement.

“Fee Letter” shall mean, collectively, the Administrative Agent Fee Letter and the Collateral Agent Fee Letter.

“Fees” shall mean the Administrative Agent Fees, the Collateral Agent Fees and any other fee payable hereunder or under any other Loan Document.

“Financial Officer” of any person shall mean the chief financial officer, principal accounting officer, treasurer, assistant treasurer, controller or other executive responsible for the financial affairs of such person.

“First Lien” shall mean any liens that are pari passu to the liens on the Collateral in favor of the Secured Parties under the Security Documents.

“First Lien Debt” shall mean any Indebtedness secured by First Liens.

“First Lien Leverage Ratio” shall mean, as of any date of determination, the ratio of:

(a) Consolidated First Lien Debt of Holdings as of such date minus (i) any Specified Refinancing Cash Proceeds as of such date that are reserved to be applied to Consolidated First Lien Debt and (ii) any unrestricted cash or Permitted Investments of Holdings, the Borrower and the Subsidiaries as of such date to

(b) EBITDA of Holdings for the most recently ended Test Period on or prior to such date;

provided, that the First Lien Leverage Ratio shall be determined on a Pro Forma Basis.

“First Lien Notes” shall mean, individually or collectively, as the context may require:

(a) 6.875% First Lien Notes due 2033 in the aggregate principal amount of $2,000,000,000; and

(b) 7.000% First Lien Notes due 2034 in the aggregate principal amount of $2,425,000,000.

“First Lien/First Lien Intercreditor Agreement” shall mean the First Lien/First Lien Intercreditor Agreement, dated as of the Closing Date, by and among the Loan Parties, the Administrative Agent, the Collateral Agent, the representatives with respect to the First Lien Notes, the Existing Credit Agreement Agent, the Lumen RCF Agent and the other representatives from time to time party thereto, as amended, restated, amended and restated, supplemented or otherwise modified from time to time.

“Fitch” shall mean Fitch Inc., a subsidiary of Fimalac, S.A. or, if Fitch Inc. shall cease rating debt securities having a maturity at original issuance of at least one year and such ratings business shall have been transferred to a successor person, such successor person.

“Fixed Charge Coverage Ratio” shall mean, as of any date of determination, the ratio of (a) EBITDA of Holdings for the most recently ended Test Period on or prior to such date to (b) Fixed Charges of Holdings for the most recently ended Test Period on or prior to such date; provided, that the Fixed Charge Coverage Ratio shall be determined on a Pro Forma Basis.

“Fixed Charges” shall mean, with respect to any period, (a) the consolidated interest expense of Holdings, the Borrower and the Subsidiaries for such period, whether paid or accrued, including amortization of original issue discount, interest paid-in-kind and the interest component of Capitalized Lease Obligations, on a consolidated basis determined in accordance with GAAP, net of the effect of all payments made or received pursuant to obligations under Hedging Agreements in respect of interest rates or interest income, and excluding amortization or write-off of deferred financing fees and expensing of any other financing fees, and the non-cash portion of interest expense resulting from the reduction in the carrying value under purchase accounting of outstanding Indebtedness; plus (b) the consolidated interest expense of Holdings, the Borrower and the Subsidiaries for such period that was capitalized during such period; plus (c) any interest on Indebtedness of another person that is guaranteed by Holdings, the Borrower or any of the Subsidiaries for such period or secured by a Lien on assets of Holdings, the Borrower or any of the Subsidiaries for such period, whether or not such Guarantee or Lien is called upon; plus (d) all cash dividends paid on any series of preferred equity interests of Holdings, the Borrower and the Subsidiaries for such period (other than dividends on Equity Interests payable to Holdings, the Borrower or a Subsidiary) minus (e) the consolidated interest income of Holdings, the Borrower and the Subsidiaries for such period. For purposes of this definition, (x) interest in respect of any Capitalized Lease Obligation shall be deemed to accrue at an interest rate determined by such person in good faith to be the rate of interest implicit in such Capitalized Lease Obligation in accordance with GAAP and (y) for the avoidance of doubt, unless already included in the calculation of interest expense, interest expense shall be calculated after giving effect to any payments made or received under any Hedging Agreement or any other derivative instrument with respect to Indebtedness.

“Flood Documentation” shall mean, with respect to each Mortgaged Property located in the United States of America or any territory thereof, a completed “life-of-loan” Federal Emergency Management Agency standard flood hazard determination stating whether the Mortgaged Property is located in a Special Flood Hazard Area, (and, to the extent such Mortgaged Property is located in a Special Flood Hazard Area, (a) a notice about Special Flood Hazard Area status and flood disaster assistance duly executed by the Borrower and the applicable Loan Party relating thereto) and (b) evidence of flood insurance in accordance with Section 5.02(c) hereof and the applicable provisions of the Security Documents, each of which shall (i) be endorsed or otherwise amended to include a “standard” or “New York” lender’s loss payable or mortgagee endorsement (as applicable), (ii) name the Collateral Agent, on behalf of the Secured Parties, as additional insured and loss payee/mortgagee and (iii) identify the address of each property located in a Special Flood Hazard Area, the applicable flood zone designation and the flood insurance coverage and deductible relating thereto.

“Flood Insurance Laws” shall mean, collectively, (a) the National Flood Insurance Act of 1968 as now or hereafter in effect or any successor statute thereto, (b) the Flood Disaster Protection Act of 1973 as now or hereafter in effect or any successor statute thereto, (c) the National Flood Insurance Reform Act of 1994 as now or hereafter in effect or any successor statute thereto, (d) the Flood Insurance Reform Act of 2004 as now or hereafter in effect or any successor statute thereto and (e) the Biggert-Waters Flood Insurance Reform Act of 2012 as now or hereafter in effect or any successor statute thereto.

“Foreign Lender” shall mean a Lender that is not a U.S. Person.

“Foreign Subsidiary” shall mean any Subsidiary that is not a Domestic Subsidiary.

“FSHCO” shall mean any Domestic Subsidiary that owns no material assets other than the Equity Interests of one or more Foreign Subsidiaries that are CFCs or Equity Interests of one or more other FSHCOs.

“GAAP” shall mean generally accepted accounting principles in effect from time to time in the United States of America, applied on a consistent basis, subject to the provisions of Section 1.02.

“Governmental Authority” shall mean any federal, state, local or foreign court or governmental agency, authority, instrumentality or regulatory or legislative body.

“Guarantee” of or by any person (the “guarantor”) shall mean (a) any obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness or other monetary obligation payable or performable by another person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of the guarantor, direct or indirect, (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation, (ii) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness or other obligation of the payment thereof, (iii) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation or (iv) entered into for the purpose of assuring in any other manner the holders of such Indebtedness or other obligation of the payment thereof or to protect such holders against loss in respect thereof (in whole or in part), or (b) any Lien on any assets of the guarantor securing any Indebtedness or other obligation (or any existing right, contingent or otherwise, of the holder of Indebtedness or other obligation to be secured by such a Lien) of any other person, whether or not such Indebtedness or other obligation is assumed by the guarantor (other than Liens on Equity Interests of Unrestricted Subsidiaries securing Indebtedness of such Unrestricted Subsidiaries); provided, that the term “Guarantee” shall not include endorsements of instruments for deposit or collection in the ordinary course of business or customary and reasonable indemnity obligations in effect on the Closing Date or entered into in connection with any acquisition or Disposition of assets permitted by this Agreement (other than such obligations with respect to Indebtedness). The amount of any Guarantee shall be deemed to be an amount equal to the stated or determinable amount of the Indebtedness or other obligation in respect of which such Guarantee is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by such person in good faith. The amount of the Indebtedness or other obligation subject to any Guarantee provided by any person for purposes of clause (b) above shall (unless the applicable Indebtedness has been assumed by such person or is otherwise recourse to such person) be deemed to be equal to the lesser of (i) the aggregate unpaid amount of such Indebtedness or other obligation and (ii) the Fair Market Value of the property encumbered thereby. “Guaranteed” and “Guaranteeing” shall have meanings correlative thereto.

“Guarantee Agreement” shall mean the Amended and Restated Guarantee Agreement, dated as of the Administrative Agency Transfer Effective Date, and as it may be amended, restated, supplemented or otherwise modified from time to time, between each Guarantor and the Collateral Agent.

“Guarantee Permit Condition” shall mean, with respect to any Regulated Guarantor Subsidiary, that such Regulated Guarantor Subsidiary has obtained all material (as determined in good faith by the Borrower) authorizations and consents of federal and state Governmental Authorities required, if any, in order for it to become a Guarantor under the Guarantee Agreement and to satisfy the Collateral and Guarantee Requirement insofar as the authorizations and consents so permit.

“guarantor” shall have the meaning assigned to such term in the definition of “Guarantee.”

“Guarantors” shall mean:

(a) each Subsidiary of Holdings (other than the Borrower) that executes the Guarantee Agreement on or prior to the Closing Date,

(b) each Subsidiary of Holdings that becomes a Loan Party pursuant to Section 5.10(d), whether existing on the Closing Date or established, created or acquired after the Closing Date,

(c) Holdings, and

(d) solely with respect to obligations of Subsidiaries under Secured Hedge Agreements and Secured Cash Management Agreements, the Borrower,

in the case of each of clauses (a) and (b), unless and until such time as the respective Subsidiary is released from its obligations under the Guarantee Agreement in accordance with the terms and provisions hereof or thereof. For the avoidance of doubt, the Parent Guarantor shall not constitute a “Guarantor”.

“Hazardous Materials” shall mean all pollutants, contaminants, wastes, chemicals, materials, substances and constituents, including, without limitation, explosive or radioactive substances or petroleum by products or petroleum distillates, asbestos or asbestos-containing materials, polychlorinated biphenyls, radon gas or pesticides, fungicides, fertilizers or other agricultural chemicals, of any nature subject to regulation or which can give rise to liability under any Environmental Law.

“Hedge Bank” shall mean any person that is (or any Affiliate of any person that is) an Agent or a Lender on the Closing Date (or any person that becomes an Agent or Lender or Affiliate thereof after the Closing Date) and that enters into or has entered into a Hedging Agreement with the Borrower or any of the Subsidiaries, in each case, in its capacity as a party to such Hedging Agreement.

“Hedging Agreement” shall mean any agreement with respect to any swap, forward, future or derivative transaction, or option or similar agreement involving, or settled by reference to, one or more rates, currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value, or credit spread transaction, repurchase transaction, reserve repurchase transaction, securities lending transaction, weather index transaction, spot contracts, fixed price physical delivery contracts, or any similar transaction or any combination of these transactions, in each case of the foregoing, whether or not exchange traded; provided, that no phantom stock or similar plan providing for payments only on account of services provided by current or former directors, officers, employees or consultants of the Borrower or any of the Subsidiaries shall be a Hedging Agreement.

“Holdings” shall have the meaning assigned to such term in the preamble hereto.

“Immaterial Subsidiary” shall mean any Subsidiary of Holdings that (i) did not, as of the last day of the fiscal quarter of Holdings most recently ended for which financial statements have been (or were required to be) delivered pursuant to Section 5.04(a) or 5.04(b), have (x) assets with a value equal to or in excess of 5.0% of Consolidated Total Assets or (y) operating revenue which is equal to or greater than 5.0% of the consolidated operating revenues of Holdings and its Subsidiaries on such date determined on a Pro Forma Basis and (ii) taken together with all Immaterial Subsidiaries, did not, as of the last day of the fiscal quarter of Holdings most recently ended for which financial statements have been (or were required to be) delivered pursuant to Section 5.04(a) or 5.04(b), have (x) assets with a value equal to or in excess of 10.0% of Consolidated Total Assets or (y) operating revenue which is equal to or greater than 10.0% of the consolidated operating revenues of Holdings and its Subsidiaries on such date determined on a Pro Forma Basis.

“Increased Amount” of any Indebtedness shall mean any increase in the amount of such Indebtedness in connection with any accrual of interest, the accretion of accreted value, the amortization of original issue discount, the payment of interest in the form of additional Indebtedness or in the form of common stock of the Borrower, the accretion of original issue discount or liquidation preference and increases in the amount of Indebtedness outstanding solely as a result of fluctuations in the exchange rate of currencies.

“Incremental Amount” shall mean, at any time, the sum of:

(a) the greater of (i) $715,000,000 and (ii) 50.0% of Pro Forma LTM EBITDA; plus

(b) additional amounts not to exceed an aggregate principal amount of $1,250,000,000, available solely in respect of any Incremental Revolving Facility Commitments and all related Incremental Revolving Loans, or any Incremental Equivalent Debt incurred as revolving Indebtedness, in each case, incurred by Holdings or a Subsidiary thereof concurrently with or subsequent to the contribution of QC to Holdings or a Subsidiary of Holdings; plus

(c) any additional amounts so long as immediately after giving effect to the incurrence thereof and the use of proceeds of the loans thereunder, the First Lien Leverage Ratio is not greater than 4.50 to 1.00, tested on a Pro Forma Basis and assuming all such amounts are secured by a Lien on the Collateral on a first-priority basis (which, for the avoidance of doubt, will give effect to any Permitted Business Acquisition consummated concurrently therewith) only on the date of the initial incurrence of the applicable Incremental Facility (except as set forth in clause (iii) of the third paragraph under Section 6.01);

provided, that, for the avoidance of doubt, the Borrower (or in the case of Incremental Equivalent Debt, the Loan Parties) shall be deemed to have incurred any Incremental Facility or Incremental Equivalent Debt in reliance on clause (c) to the maximum extent permitted hereunder prior to any incurrence in reliance on the foregoing clauses (a) and/or (b), unless otherwise determined by the Borrower; provided, further, that if all or any portion of any Incremental Facility or any Incremental Equivalent Debt incurred in reliance on clauses (a) and/or (b) meets the criteria at any later time to be reclassified as incurred pursuant to clause (c), that such amounts shall (unless the Borrower otherwise elects) automatically be reclassified as incurred pursuant to clause (c) without the Borrower making an election to do so; provided, further, that if the Borrower incurs any Incremental Facility or Incremental Equivalent Debt under clauses (a) and/or (b) on the same date that it incurs any Incremental Facility or Incremental Equivalent Debt under clause (c), then the First Lien Leverage Ratio and any other applicable ratio will be calculated with respect to such incurrence under clause (c) without regard to any incurrence of any Incremental Facility or Incremental Equivalent Debt under clauses (a) and/or (b).

“Incremental Assumption Agreement” shall mean an Incremental Assumption Agreement substantially in the form of Exhibit B hereto, among the Borrower and, if applicable, one or more Incremental Term Lenders and/or Incremental Revolving Facility Lenders, as applicable.

“Incremental Commitment” shall mean an Incremental Term Loan Commitment or an Incremental Revolving Facility Commitment.

“Incremental Equivalent Debt” shall have the meaning assigned to such term in Section 6.01(v).

“Incremental Facility” shall mean Incremental Commitments and the Incremental Loans made thereunder.

“Incremental Loan” shall mean an Incremental Term Loan or an Incremental Revolving Loan.

“Incremental Revolver Applicable Date” shall have the meaning assigned to such term in Section 9.08(g).

“Incremental Revolving Class Loans” shall have the meaning assigned to such term in Section 9.08(g).

“Incremental Revolving Facility” shall mean any Incremental Revolving Facility Commitments and any Incremental Revolving Loans made hereunder.

“Incremental Revolving Facility Commitment” shall mean the commitment of any Lender, established pursuant to Section 2.21, to make Incremental Revolving Loans to the Borrower.

“Incremental Revolving Facility Lender” shall mean a Lender with an Incremental Revolving Facility Commitment or an outstanding Incremental Revolving Loan.

“Incremental Revolving Facility Maturity Date” shall mean, with respect to any Class of Incremental Revolving Loans, the maturity dates specified therefor in the applicable Incremental Assumption Agreement.

“Incremental Revolving Loan” shall mean, to the extent permitted by Section 2.21 and provided for in the relevant Incremental Assumption Agreement, loans made by one or more Lenders to the Borrower pursuant to Section 2.01(b).

“Incremental Revolving Pro Rata Share” shall have the meaning assigned to such term in Section 9.08(g).

“Incremental Term Lender” shall mean a Lender with an Incremental Term Loan Commitment or an outstanding Incremental Term Loan.

“Incremental Term Loan Commitment” shall mean the commitment of any Lender, established pursuant to Section 2.21, to make Incremental Term Loans to the Borrower.

“Incremental Term Loans” shall mean (a) Term Loans consisting of additional Term B-5 Loans and (b) to the extent permitted by Section 2.21 and provided for in the relevant Incremental Assumption Agreement, Other Incremental Term Loans, in each case, made by one or more Lenders to the Borrower pursuant to Section 2.01(b).

“Indebtedness” of any person shall mean, without duplication,

(a) all obligations of such person for borrowed money,

(b) all obligations of such person evidenced by bonds, debentures, notes or similar instruments (except any such obligation issued in the ordinary course of business with a maturity date of no more than six months in a transaction intended to extend payment terms of trade payables or similar obligations to trade creditors incurred in the ordinary course of business),

(c) all obligations of such person under conditional sale or other title retention agreements relating to property or assets purchased by such person (except any such obligation that constitutes a trade payable or similar obligation to a trade creditor incurred in the ordinary course of business),

(d) all obligations of such person issued or assumed as the deferred purchase price of property or services (except any such balance that (i) constitutes a trade payable or similar obligation to a trade creditor incurred in the ordinary course of business, (ii) any earn-out obligations until such obligation becomes a liability on the balance sheet of such person in accordance with GAAP and (iii) liabilities accrued in the ordinary course of business) which purchase price is due more than six months after the date of placing the property in service or taking delivery and title thereto,

(e) all Guarantees by such person of Indebtedness of others,

(f) all Capitalized Lease Obligations of such person, including any Capitalized Lease Obligations arising from a Sale and Leaseback Transaction,

(g) obligations under any Hedging Agreements, to the extent the foregoing would appear on a balance sheet of such person as a liability,

(h) the principal component of all obligations, contingent or otherwise, of such person as an account party in respect of letters of credit,

(i) the principal component of all obligations of such person in respect of bankers’ acceptances,

(j) the amount of all obligations of such person with respect to the redemption, repayment or other repurchase of any Disqualified Stock (excluding accrued dividends that have not increased the liquidation preference of such Disqualified Stock) and

(k) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such person (other than Liens on Equity Interests of Unrestricted Subsidiaries securing Indebtedness of such Unrestricted Subsidiaries), whether or not the Indebtedness secured thereby has been assumed, in each case, to the extent such items described in clauses (a) through (k) above (other than items described in clause (h) above) would appear on a consolidated balance sheet of such person prepared in accordance with GAAP.

The amount of Indebtedness of any person for purposes of clause (k) above shall (unless such Indebtedness has been assumed by such person or is otherwise recourse to such person) be deemed to be equal to the lesser of (x) the aggregate unpaid amount of such Indebtedness and (y) the Fair Market Value of the property encumbered thereby.

Notwithstanding anything in this Agreement to the contrary, Indebtedness shall not include, and shall be calculated without giving effect to, (i) the effects of Financial Accounting Standards Board Accounting Standards Codification 825 and related interpretations to the extent such effects would otherwise increase or decrease an amount of Indebtedness for any purpose under this Agreement as a result of accounting for any embedded derivatives created by the terms of such Indebtedness and any such amounts that would have constituted Indebtedness for purposes of this Agreement but for the application of this sentence shall not be deemed an incurrence of Indebtedness for purposes of this Agreement, (ii) obligations in respect of Third Party Funds, (iii) contingent obligations incurred in the ordinary course of business unless and until such obligations are non-contingent (other than Indebtedness under clause (e) above), (iv) trade payables and (v) any earn outs, purchase price holdbacks or similar obligations until such obligations become a liability on the balance sheet of such person in accordance with GAAP.

“Indemnification Obligations” shall have the meaning assigned to such term in Section 9.26(a).

“Indemnified Party” shall have the meaning assigned to such term in Section 9.26(a).

“Indemnified Taxes” shall mean all Taxes imposed on or with respect to any payment by or on account of any obligation of any Loan Party hereunder or under any other Loan Document other than (a) Excluded Taxes and (b) Other Taxes.

“Indemnitee” shall have the meaning assigned to such term in Section 9.05(b).

“Independent Financial Advisor” shall mean an accounting, appraisal, investment banking firm or consultant of nationally recognized standing that is, in the good faith judgment of the Borrower, qualified to perform the task for which it has been engaged and that is independent of the Borrower and its Affiliates.

“Information” shall have the meaning assigned to such term in Section 3.14(a).

“Initial Default” shall have the meaning assigned to such term in Section 7.01.

“Initial Grantor Subsidiary” shall mean each Subsidiary that is party to the Collateral Agreement on the Closing Date.

“Initial Guarantor Subsidiary” shall mean each Subsidiary that is party to the Guarantee Agreement on the Closing Date.

“Insurance Subsidiary” shall have the meaning assigned to such term in Section 6.04(x).

“Intellectual Property” shall mean the following intellectual property rights, both statutory and common law rights, if applicable: (a) copyrights, registrations and applications for registration thereof, (b) trademarks, service marks, trade names, slogans, domain names, logos, trade dress and registrations and applications of registrations thereof, (c) patents, as well as any reissued and reexamined patents and extensions corresponding to the patents and any patent applications, as well as any related continuation, continuation in part and divisional applications and patents issuing therefrom and (d) trade secrets and confidential information, including ideas, designs, concepts, compilations of information, methods, techniques, procedures, processes and other know-how, whether or not patentable.

“Intercreditor Agreement” shall have the meaning assigned to such term in Section 8.11(b).

“Interest Payment Date” shall mean:

(a) as to any Term SOFR Loan, the last day of each Interest Period applicable to such Loan and the Maturity Date of the Facility under which such Loan was made; provided, however, that if any Interest Period for a Term SOFR Loan exceeds three months, the respective dates that fall every three months after the beginning of such Interest Period shall also be Interest Payment Dates; provided, further, that if such date is not a Business Day, the Interest Payment Date shall be the next succeeding Business Day; and

(b) as to any ABR Loan, the last Business Day of each March, June, September and December and the Maturity Date of the Facility under which such Loan was made.

“Interest Period” shall mean, as to each Term SOFR Loan, the period commencing on the date such Term SOFR Loan is disbursed or converted to or continued as a Term SOFR Loan and ending on the date one, three or six months thereafter, as selected by the Borrower in its Committed Loan Notice; provided that:

(a) any Interest Period that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day unless, in the case of a Term SOFR Loan, such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day;

(b) any Interest Period pertaining to a Term SOFR Loan that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period;

(c) no Interest Period for any Loan shall extend beyond the Maturity Date of the Facility under which such Loan was made;

(d) with respect to the Term B-3 Loans, the initial Interest Period shall commence on the Amendment No. 1 Effective Date and end on April 30, 2025;

(e) with respect to the Term B-4 Loans, the initial Interest Period shall commence on the Amendment No. 2 Effective Date and end on October 31, 2025;

(f) with respect to the Term B-5 Loans, the initial Interest Period shall commence on the Amendment No. 3 Effective Date and end on June 30, 2026 (and be based on one-month Term SOFR pricing); and

(g) with respect to any Incremental Facility, the initial Interest Period shall be as set forth in the Incremental Assumption Agreement.

“Investment” shall have the meaning assigned to such term in Section 6.04.

“Joint Venture” shall mean (a) any person which would constitute an “equity method investee” of the Borrower or any Subsidiary and (b) any person in whom the Borrower or any of the Subsidiaries beneficially owns any Equity Interest.

“Junior Debt Restricted Payment” shall mean, any payment or other distribution (whether in cash, securities or other property), directly or indirectly made by Holdings or any Subsidiary, of or in respect of principal of or interest on any Subordinated Indebtedness with an outstanding aggregate principal amount in excess of the Threshold Amount (excluding unsubordinated Indebtedness of the Borrower that is not Guaranteed by any Subsidiary, except by one or more Guarantors on a subordinated basis) (each of the foregoing, a “Junior Financing”); provided, that the following shall not constitute a Junior Debt Restricted Payment:

(a) Refinancings with any Permitted Refinancing Indebtedness permitted to be incurred under Section 6.01;

(b) payments of regularly-scheduled interest and fees due thereunder, other non-principal payments thereunder, any mandatory prepayments of principal, interest and fees thereunder, scheduled payments thereon necessary to avoid the Junior Financing from constituting “applicable high yield discount obligations” within the meaning of Section 163(i)(l) of the Code, and, to the extent this Agreement is then in effect, principal on the scheduled maturity date of any Junior Financing;

(c) payments or distributions in respect of all or any portion of the Junior Financing with the proceeds from an issuance, sale or exchange by the Borrower of Qualified Equity Interests within eighteen months prior thereto; or

(d) the conversion of any Junior Financing to Qualified Equity Interests of the Borrower.

“Junior Financing” shall have the meaning assigned to such term in the definition of “Junior Debt Restricted Payment.”

“Junior Liens” shall mean Liens on the Collateral that are junior to the Liens thereon securing the Obligations, pursuant to a Permitted Junior Intercreditor Agreement (it being understood that Junior Liens are not required to rank equally and ratably with other Junior Liens, and that Indebtedness secured by Junior Liens may be secured by Liens that are senior in priority to, or rank equally and ratably with, or junior in priority to, other Liens constituting Junior Liens), which Permitted Junior Intercreditor Agreement (together with such amendments to the Security Documents and any other Intercreditor Agreements, if any, as are reasonably necessary or advisable to give effect to such Liens) shall be entered into in connection with a permitted incurrence of any such Liens (unless a Permitted Junior Intercreditor Agreement and/or Security Documents (as applicable) covering such Liens are already in effect).

“Latest Maturity Date” shall mean, at any date of determination, the latest Maturity Date then in effect on such date of determination.

“Lender” shall mean each financial institution listed on Schedule 2.01, as well as any person that becomes a “Lender” hereunder pursuant to Section 2.01(c), Section 9.04, Section 2.21, Section 2.22 or Section 2.23.

“Lending Office” shall mean, as to any Lender, the applicable branch, office or Affiliate of such Lender designated by such Lender to make Loans (it being understood and agreed that, following the Administrative Agency Transfer Effective Date, the Administrative Agent shall promptly notify the Borrower of any change in its Lending Office that would result in it being in a different state).

“Level 3 Communications” shall mean Level 3 Communications, LLC, together with its successors and assigns.

“Lien” shall mean, with respect to any asset, (a) any mortgage, deed of trust, lien, hypothecation, pledge, charge, security interest or similar monetary encumbrance in or on such asset and (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset; provided, that in no event shall an operating lease or an agreement to sell be deemed to constitute a Lien.

“Limited Condition Transaction” shall mean (a) any acquisition, including by means of a merger, amalgamation or consolidation, by the Borrower or one or more of the Subsidiaries, the consummation of which is not conditioned upon the availability of, or on obtaining, third party financing or in connection with which any fee or expense would be payable by the Borrower or the Subsidiaries to the seller or target in the event financing to consummate the acquisition is not obtained as contemplated by the definitive acquisition agreement, (b) any declaration of any dividend by the Board of Directors of the Borrower or any Subsidiary that is payable within 60 days of the date of declaration and/or (c) any irrevocable notice of prepayment, redemption, purchase, repurchase, defeasance or satisfaction and discharge of Indebtedness of the Borrower or any of the Subsidiaries.

“Loan Documents” shall mean

(a) this Agreement,

(b) the Amendment Agreement,

(c) the Guarantee Agreement,

(d) the Security Documents,

(e) each Incremental Assumption Agreement,

(f) each Extension Amendment,

(g) each Refinancing Amendment,

(h) any Intercreditor Agreement or joinder thereto,

(i) Amendment No. 1,

(j) Amendment No. 2,

(k) Amendment No. 3, and

(l) any other amendments, modifications or supplements hereto or to any other Loan Document or waivers hereof or to any other Loan Document.

For the avoidance of doubt, the Parent Guarantee Agreement shall not constitute a “Loan Document”; it being understood that, for the avoidance of doubt, in connection with (and pursuant to the terms of) the Parent Guarantee Agreement, the Administrative Agent shall be entitled to the benefit of every provision of this Agreement and the other Loan Documents relating to the Administrative Agent, including, without limitation, the provisions relating to the rights, protections, powers, indemnities, immunities, duties, exculpation or conduct of, affecting the liability of or otherwise affording protection to the Administrative Agent thereunder.

“Loan Obligations” shall mean

(a) the due and punctual payment by the Borrower of

(i) the unpaid principal of and interest, fees and expenses (including interest, fees and expenses accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loans made to the Borrower under this Agreement, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise,

(ii) [reserved],

(iii) all other monetary obligations of the Borrower owed under or pursuant to this Agreement and each other Loan Document, including obligations to pay fees, expense reimbursement obligations and indemnification obligations (including the Indemnification Obligations), whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), and

(b) the due and punctual payment of all obligations of each other Loan Party under or pursuant to each of the Loan Documents (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding).

“Loan Parties” shall mean the Borrower and the Guarantors. Notwithstanding anything to the contrary herein or otherwise, no Regulated Guarantor Subsidiary shall be required to (x) provide guarantees until the Guarantee Permit Condition has been satisfied or (y) grant a security interest in its Collateral until the Collateral Permit Condition has been satisfied. For the avoidance of doubt, the Parent Guarantor shall not constitute a “Loan Party”.

“Loan Proceeds Note” shall mean the amended and restated intercompany demand note dated as of the Closing Date, issued by Level 3 Communications to the Borrower, as amended, restated, amended and restated, supplemented or otherwise modified from time to time.

“Loan Proceeds Note Collateral Agreement” shall mean the Loan Proceeds Note Collateral Agreement, substantially in the form set forth in Exhibit M-2.

“Loan Proceeds Note Guarantee” shall mean an unconditional Guarantee of the due and punctual payment of the principal of and premium, if any, and interest on the Loan Proceeds Note, when and as due, whether on demand, at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, and all other monetary obligations of Level 3 Communications under the Loan Proceeds Note, in substantially the form set forth in Exhibit M-1.

“Loans” shall mean the Term Loans and any Incremental Revolving Loans.

“Local Time” shall mean New York City time (daylight or standard, as applicable).

“Losses” shall have the meaning assigned to such term in Section 9.26(a).

“Lumen” shall mean Lumen Technologies, Inc., a Louisiana corporation.

“Lumen Intercompany Loan” shall mean the loans outstanding from time to time, as permitted hereunder, pursuant to that certain secured Intercompany Loan, dated as of the Closing Date, issued by Lumen to the Borrower, and as such document may be further amended, restated, supplemented or otherwise modified from time to time.

“Lumen Intercompany Revolving Loan” shall mean the loans outstanding from time to time, as permitted hereunder, pursuant to that certain Amended and Restated Revolving Loan Agreement, dated as of the Closing Date, issued by Lumen to the Borrower, and as such document may be further amended, restated, supplemented or otherwise modified from time to time.

“Lumen RCF Agent” has the meaning assigned to such term in the definition of “Lumen Revolving Credit Agreement”.

“Lumen Revolving Credit Agreement” shall mean that certain Revolving Credit Agreement, dated as of April 14, 2026, among Lumen, the lenders from time to time party thereto and Bank of America, N.A., as administrative agent and as collateral agent (the “Lumen RCF Agent”), as such document may be further amended, restated, supplemented or otherwise modified from time to time.

“Lumen Revolving Facility” shall mean the “Revolving Facility” as such term is defined in the Lumen Revolving Credit Agreement as in effect on the date hereof.

“LVLT Guarantee Agreement” shall mean the LVLT Guarantee Agreement, dated as of the Closing Date, and as it may be amended, restated, supplemented or otherwise modified from time to time, between the Loan Parties from time to time party thereto and the Lumen RCF Agent.

“LVLT Limited Guarantee” shall mean the Guarantee of the obligations under the Lumen Revolving Facility provided by the Loan Parties under the LVLT Guarantee Agreement (to the extent outstanding).

“LVLT/Lumen Digital Products Subsidiary” shall mean any Special Purpose Entity that is a Subsidiary and is established in connection with a LVLT/Lumen Qualified Digital Products Facility.

“LVLT/Lumen Qualified Digital Products Facility” shall mean Indebtedness or other obligations (other than a Qualified Receivable Facility) of a LVLT/Lumen Digital Products Subsidiary constituting a bona fide asset based securitization facility of Digital Products from both a LVLT Subsidiary and a Non-LVLT Entity (a “LVLT/Lumen Digital Products Facility”) that meets the following conditions:

(x) the sales or contributions of Digital Products to the applicable LVLT/Lumen Digital Products Subsidiary are made at Fair Market Value, and

(y) no portion of the Indebtedness or any other obligations (contingent or otherwise) under such LVLT/Lumen Digital Products Facility:

(i) is guaranteed by Holdings or any Subsidiary (other than a LVLT/Lumen Digital Products Subsidiary) (excluding guarantees of obligations pursuant to Standard Securitization Undertakings),

(ii) is recourse to or obligates Holdings or any Subsidiary (other than a LVLT/Lumen Digital Products Subsidiary) in any way (other than pursuant to Standard Securitization Undertakings), or

(iii) subjects any property or asset (other than relevant Digital Products or the Equity Interests of any LVLT/Lumen Digital Products Subsidiary) of Holdings or any Subsidiary (other than a LVLT/Lumen Digital Products Subsidiary), directly or indirectly, contingently or otherwise, to the satisfaction thereof (other than pursuant to Standard Securitization Undertakings).

For the avoidance of doubt, a LVLT/Lumen Qualified Digital Products Facility shall also constitute a Qualified Digital Products Facility.

In addition, notwithstanding anything to the contrary herein or in any other Loan Document, no portion of the sales and/or contributions of Digital Product Assets of Holdings or any of its Subsidiaries to a Non-LVLT Entity shall be made pursuant to Section 6.04(z), Section 6.05(o) and/or Section 6.06(i).

“LVLT/Lumen Qualified Securitization Facility” shall mean Indebtedness or other obligations (other than a Qualified Receivable Facility) of a LVLT/Lumen Securitization Subsidiary constituting a bona fide asset based securitization facility of LVLT/Lumen Securitization Assets from both a LVLT Subsidiary and a Non-LVLT Entity (a “LVLT/Lumen Securitization Facility”) that meets the following conditions:

(x) the sales or contributions of LVLT/Lumen Securitization Assets to the applicable LVLT/Lumen Securitization Subsidiary are made at Fair Market Value,

(y) no portion of the Indebtedness or any other obligations (contingent or otherwise) under such LVLT/Lumen Securitization Facility:

(i) is guaranteed by Holdings or any Subsidiary (other than any LVLT/Lumen Securitization Subsidiary) (excluding guarantees of obligations pursuant to Standard Securitization Undertakings),

(ii) is recourse to or obligates Holdings or any Subsidiary (other than any LVLT/Lumen Securitization Subsidiary) in any way (other than pursuant to Standard Securitization Undertakings), or

(iii) subjects any property or asset (other than Securitization Assets or the Equity Interests of any LVLT/Lumen Securitization Subsidiary) of Holdings or any Subsidiary (other than any LVLT/Lumen Securitization Subsidiary), directly or indirectly, contingently or otherwise, to the satisfaction thereof (other than pursuant to Standard Securitization Undertakings).

For the avoidance of doubt, a LVLT/Lumen Qualified Securitization Facility shall also constitute a Qualified Securitization Facility.

In addition, notwithstanding anything to the contrary herein or in any other Loan Document, no portion of the sales and/or contributions of LVLT/Lumen Securitization Assets of Holdings or any of its Subsidiaries to a Non-LVLT Entity shall be made pursuant to Section 6.04(z), Section 6.05(o) and/or Section 6.06(i).

“LVLT/Lumen Securitization Asset” shall mean in the case of any securitization, fiber optic cables and other fiber optic network-related products, assets and equipment, copper and hybrid cables and other copper and hybrid network-related products, assets and equipment, and related revenue streams and, in the case of the foregoing, all contracts and contract rights, guarantees or other obligations in respect of the foregoing, lockbox accounts and records with respect to the foregoing and other assets and rights, in each case customarily transferred (or in respect of which security interests are customarily granted) together in a LVLT/Lumen Qualified Securitization Facility.

“LVLT/Lumen Securitization Subsidiary” shall mean any Special Purpose Entity that is a Subsidiary and is established in connection with a LVLT/Lumen Qualified Securitization Facility.

“LVLT Subsidiary” shall mean any Subsidiary of Holdings.

“Majority Lenders” of any Facility shall mean, at any time, Lenders under such Facility having Loans and Commitments representing more than 50% of the sum of all Loans and Commitments under such Facility at such time (subject to the last paragraph of Section 9.08(b)).

“Material Adverse Effect” shall mean a material adverse effect on the business, property, operations or financial condition of Holdings, the Borrower and the Subsidiaries, taken as a whole, or the validity or enforceability of any of the Loan Documents or the rights and remedies, taken as a whole, of the Administrative Agent, the Collateral Agent and the Lenders thereunder.

“Material Assets” shall mean, as of any date of determination, any asset or assets (including any Intellectual Property but excluding cash and Permitted Investments) owned or controlled by Holdings or any Subsidiary, which asset or assets is or are (taken as a whole) material to the business of Holdings and its Subsidiaries as reasonably determined in good faith by Holdings (it being understood that any such asset or assets that (x) have a fair market value equal to or greater than 10.0% of Consolidated Total Assets as of the most recently ended Test Period prior to such date or (y) account for operating revenue for the most recently ended Test Period prior to such date equal to or greater than 10.0% of the consolidated operating revenues of Holdings and its Subsidiaries for such period, in each case, shall constitute Material Assets).

“Material First Lien Indebtedness” shall mean First Lien Debt for borrowed money (other than the Loans) in an aggregate principal amount, or aggregate committed principal amount, not less than the Threshold Amount.

“Material Indebtedness” shall mean Indebtedness for borrowed money (other than Indebtedness under this Agreement) of any one or more of Holdings, the Borrower or any Significant Subsidiary in an aggregate principal amount exceeding the Threshold Amount; provided, that in no event shall any of the following be Material Indebtedness for any purpose: (a) a Qualified Receivable Facility, Qualified Securitization Facility or Qualified Digital Products Facility, (b) Capitalized Lease Obligations, (c) Indebtedness held by a Loan Party or any Indebtedness held by an Affiliate of a Loan Party and (d) Indebtedness under Hedging Agreements.

“Material Real Property” shall mean any parcel or parcels of Real Property located in the United States now or hereafter owned in fee by the Borrower or any Collateral Guarantor (including any Regulated Grantor Subsidiary that becomes a Collateral Guarantor after the Closing Date in accordance with the terms hereof) and having a fair market value (on a per-property basis) of at least $50,000,000 as of (x) the Closing Date for Real Property owned on the Closing Date or (y) the date of acquisition, for Real Property acquired after the Closing Date, in each case as determined by the Borrower in good faith.

“Maturity Date” shall mean, (a) with respect to any Term Facility, the Term Facility Maturity Date thereof and (b) with respect to any Incremental Revolving Facility, the Incremental Revolving Facility Maturity Date thereof.

“Maximum Rate” shall have the meaning assigned to such term in Section 9.09.

“Moody’s” shall mean Moody’s Investors Service, Inc. and any successor thereto.

“Mortgaged Property” shall mean each Material Real Property to be encumbered by a Mortgage after the Closing Date pursuant to Section 5.10, Section 5.13 and the definition of “Collateral and Guarantee Requirement”.

“Mortgages” shall mean, collectively, the mortgages, trust deeds, deeds of trust, deeds to secure debt, assignments of leases and rents, and other security documents (including amendments to the foregoing) delivered with respect to the Mortgaged Properties and otherwise in form and substance reasonably acceptable to the Borrower in customary form taking into account local law matters, as needed, in each case, as amended, supplemented or otherwise modified from time to time.

“Multiemployer Plan” shall mean a “multiemployer plan” as defined in Section 4001(a)(3) of ERISA to which the Borrower or any Subsidiary or any ERISA Affiliate (other than one considered an ERISA Affiliate only pursuant to subsection (m) or (o) of Code Section 414) is making or accruing an obligation to make contributions, or has within any of the preceding six plan years made or accrued an obligation to make contributions.

“Multi-Lien Intercreditor Agreement” shall mean that certain Intercreditor Agreement, dated as of the Closing Date, among the Administrative Agent, the Collateral Agent, the Existing Credit Agreement Agent, representatives on behalf of the First Lien Notes and Second Lien Notes, the Lumen RCF Agent and other representatives from time to time party thereto, as amended, restated, amended and restated, supplemented or otherwise modified from time to time.

“Net Income” shall mean, with respect to any person, the net income (loss) of such person, determined in accordance with GAAP and before any reduction in respect of preferred stock dividends.

“Net Proceeds” shall mean:

(a) 100% of the cash proceeds actually received by Holdings or any Subsidiary of Holdings (including any cash payments received by way of deferred payment of principal pursuant to a note or installment receivable or purchase price adjustment receivable or otherwise, but only as and when received) from any Asset Sale under Section 6.05(g), net of:

(i) attorneys’ fees, accountants’ fees, investment banking fees, survey costs, title insurance premiums, and related search and recording charges, transfer Taxes, deed or mortgage recording Taxes, other customary expenses and brokerage, consultant and other customary fees actually incurred in connection therewith,

(ii) required payments of Indebtedness and required payments of other obligations relating to the applicable asset to the extent such Indebtedness or other obligations are secured by a Lien permitted hereunder (in each case, other than pursuant to the Loan Documents, Other First Lien Debt and other than obligations secured by a Junior Lien),

(iii) [reserved],

(iv) without duplication of any Taxes deducted pursuant to clause (i), Taxes paid or reasonably expected to be payable (in the good faith determination of the Borrower) as a direct result thereof including, where the applicable Asset Sale is made by a Foreign Subsidiary, any Taxes attributable to repatriating and transferring such proceeds to the Borrower; and

(v) the amount of any reasonable reserve established in accordance with GAAP against any adjustment to the sale price or any liabilities (other than any Taxes deducted pursuant to clause (i) or (iv) above) (x) related to any of the applicable assets and (y) retained by the Borrower or any of the Subsidiaries including, without limitation, pension and other post-employment benefit liabilities and liabilities related to environmental matters or against any indemnification obligations (provided that (1) the amount of any reduction of such reserve (other than in connection with a payment in respect of any such liability), prior to the date occurring 18 months after the date of the respective Asset Sale, shall be deemed to be cash proceeds of such Asset Sale occurring on the date of such reduction and (2) the amount of any such reserve that is maintained as of the date occurring 18 months after the date of the applicable Asset Sale shall be deemed to be Net Proceeds from such Asset Sale as of such date);

provided, that (x) no net cash proceeds calculated in accordance with the foregoing realized in a single transaction or series of related transactions shall constitute Net Proceeds unless such net cash proceeds shall exceed the greater of (i) $65,000,000 and (ii) 5% of Pro Forma LTM EBITDA (and thereafter only net cash proceeds in excess of such amount shall constitute Net Proceeds) and (y) no net cash proceeds calculated in accordance with the foregoing shall constitute Net Proceeds in any fiscal year until the aggregate amount of all such net cash proceeds otherwise constituting Net Proceeds pursuant to the foregoing clause (x) in such fiscal year shall exceed the greater of (i) $175,000,000 and (ii) 15% of Pro Forma LTM EBITDA (and thereafter only net cash proceeds in excess of such amount shall constitute Net Proceeds);

(b) 100% of the cash proceeds actually received by Holdings or any Subsidiary of Holdings (including casualty insurance settlements and condemnation awards, but only as and when received) from any Recovery Event, net of:

(i) attorneys’ fees, accountants’ fees, transfer Taxes, deed or mortgage recording Taxes, other customary expenses and brokerage, consultant and other customary fees actually incurred in connection therewith,

(ii) required payments of Indebtedness and required payments of other obligations relating to the applicable asset to the extent such Indebtedness or other obligations are secured by a Lien permitted hereunder (in each case, other than pursuant to the Loan Documents, Other First Lien Debt and other than obligations secured by a Junior Lien),

(iii) [reserved],

(iv) without duplication of any Taxes deducted pursuant to clause (i), Taxes paid or reasonably expected to be payable (in the good faith determination of the Borrower) as a direct result thereof, including, where the applicable Recovery Event involves a Foreign Subsidiary, any Taxes attributable to repatriating and transferring such proceeds to the Borrower;

provided, that (x) no net cash proceeds calculated in accordance with the foregoing realized in a single transaction or series of related transactions shall constitute Net Proceeds unless such net cash proceeds shall exceed the greater of (i) $65,000,000 and (ii) 5% of Pro Forma LTM EBITDA (and thereafter only net cash proceeds in excess of such amount shall constitute Net Proceeds) and (y) no net cash proceeds calculated in accordance with the foregoing shall constitute Net Proceeds in any fiscal year until the aggregate amount of all such net cash proceeds otherwise constituting Net Proceeds pursuant to the foregoing clause (x) in such fiscal year shall exceed the greater of (i) $175,000,000 and (ii) 15% of Pro Forma LTM EBITDA (and thereafter only net cash proceeds in excess of such amount shall constitute Net Proceeds);

(c) 100% of the cash proceeds from the incurrence, issuance or sale by the Borrower or any Subsidiary of any Indebtedness (other than Excluded Indebtedness, except for Refinancing Notes and Refinancing Term Loans), net of all fees (including investment banking fees), commissions, costs, Taxes and other expenses, in each case incurred in connection with such issuance or sale;

(d) [reserved];

(e) 50% of the cash proceeds from any Qualified Digital Products Facility incurred pursuant Section 6.01(dd) (other than in the case of any Refinancing of any Qualified Digital Products Facility permitted hereunder in whole or in part, the amount of cash proceeds applied to Refinance such Qualified Digital Products Facility in an amount not to exceed the aggregate principal amount of such Qualified Digital Products Facility being Refinanced, plus accrued interest on the principal amount so Refinanced plus any applicable prepayment premium), net of all fees, commissions, costs, Taxes and other expenses, in each case incurred in connection with such Indebtedness; provided that, for the avoidance of doubt, clause (f) and not this clause (e) shall apply to a Qualified Digital Products Facility which is a LVLT/Lumen Qualified Digital Products Facility;

(f) the SPE Relevant Sweep Percentage of the cash proceeds of LVLT/Lumen Qualified Digital Products Facility (other than in the case of any Refinancing of any LVLT/Lumen Qualified Digital Products Facility permitted hereunder in whole or in part, the amount of cash proceeds applied to Refinance such LVLT/Lumen Qualified Digital Products Facility in an amount not to exceed the applicable SPE Relevant Assets Percentage of the aggregate principal amount of such LVLT/Lumen Qualified Digital Products Facility being Refinanced, plus accrued interest on the principal amount so Refinanced plus any applicable prepayment premium), net of all fees, commissions, costs, Taxes and other expenses, in each case incurred in connection with such LVLT/Lumen Qualified Digital Products Facility; and

(g) [reserved].

“New Incremental Revolving Class Loans” shall have the meaning assigned to such term in Section 9.08(g).

“New Term Class Loans” shall have the meaning assigned to such term in Section 9.08(f).

“Non-Consenting Lender” shall have the meaning assigned to such term in Section 2.19(c).

“Non-LVLT Entity” shall mean any Subsidiary of Lumen (other than Holdings, any Subsidiary of Holdings or any Unrestricted Subsidiary).

“non ratio-based basket” shall have the meaning assigned to such term in Section 1.09(b).

“Obligations” shall mean, collectively, (a) the Loan Obligations, (b) obligations in respect of any Secured Cash Management Agreement, and (c) obligations in respect of any Secured Hedge Agreement (including, in each case, monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding).

“Offering Proceeds Note” shall mean, individually or collectively, as the context may require,

(i) Existing Offering Proceeds Note (3.625%),

(ii) Existing Offering Proceeds Note (3.750%),

(iii) Existing Offering Proceeds Note (3.875%),

(iv) Existing Offering Proceeds Note (4.250%) and

(v) and any future unsecured offering proceeds note issued in a manner consistent with past practice and in connection with the incurrence of unsecured Indebtedness,

each as amended, restated, amended and restated, supplemented or otherwise modified from time to time.

“Omnibus Offering Proceeds Note Subordination Agreement” shall mean the amended and restated Omnibus Offering Proceeds Note Subordination Agreement dated as of the Closing Date, substantially in the form of Exhibit L, among the Borrower, Holdings, Level 3 Communications and the Administrative Agent, as amended, restated, supplemented or otherwise modified from time to time.

“Organization Documents” shall mean, (a) with respect to any corporation, the charter or certificate or articles of incorporation and the bylaws (or equivalent or comparable constitutive documents with respect to any non-U.S. jurisdiction), (b) with respect to any limited liability company, the certificate or articles of formation or organization and operating or limited liability company agreement and (c) with respect to any partnership, joint venture, trust or other form of business entity, the partnership, joint venture, trust or other applicable agreement of formation or organization and any agreement, instrument, filing or notice with respect thereto filed in connection with its formation or organization with the applicable Governmental Authority in the jurisdiction of its formation or organization and, if applicable, any certificate or articles of formation or organization of such entity.

“Other First Lien Debt” shall mean any obligations secured by Other First Liens (including any Incremental Equivalent Debt or Refinancing Notes secured by Other First Liens).

“Other First Liens” shall mean Liens on the Collateral that are equal and ratable with the Liens thereon securing the Obligations subject to the First Lien/First Lien Intercreditor Agreement, which First Lien/First Lien Intercreditor Agreement (or a supplement thereto) (together with such amendments to the Security Documents and any other Intercreditor Agreements, if any, as are reasonably necessary or advisable to give effect to such Liens) shall be entered into in connection with a permitted incurrence of any such Liens.

“Other Incremental Term Loans” shall have the meaning assigned to such term in Section 2.21(a).

“Other Taxes” shall mean any and all present or future stamp, or documentary, excise, transfer, sales, property, intangible, mortgage recording or similar Taxes arising from any payment made hereunder or under any other Loan Document or from the execution, registration, delivery or enforcement of, consummation or administration of, from the receipt or perfection of security interest under, or otherwise with respect to, the Loan Documents, other than any such Tax imposed with respect to an assignment (other than an assignment pursuant to Section 2.19(b) or 2.19(c)) and arising as a result of a present or former connection between the relevant recipient and the jurisdiction imposing such Tax (other than any such connection arising solely from or with respect to any Loan Document or any transactions pursuant to any Loan Document).

“Other Term Facilities” shall mean the Other Term Loan Commitments and the Other Term Loans made thereunder.

“Other Term Loan Commitments” shall mean, collectively, (a) Incremental Term Loan Commitments with respect to Other Term Loans and (b) commitments to make Refinancing Term Loans.

“Other Term Loan Installment Date” shall have, with respect to any Class of Other Term Loans established pursuant to an Incremental Assumption Agreement, an Extension Amendment or a Refinancing Amendment, the meaning assigned to such term in Section 2.10(a)(vi).

“Other Term Loans” shall mean, collectively, (a) Other Incremental Term Loans, (b) Extended Term Loans and (c) Refinancing Term Loans.

“Outstanding Receivables Amount” shall mean, at any time, without duplication (a) the sum of all then outstanding amounts advanced to any Receivables Subsidiary by lenders (other than the Borrower or any of the Subsidiaries) under Qualified Receivable Facilities and (b) the amount of accounts receivable disposed of in connection with any Qualified Receivable Facility (other than to a Receivables Subsidiary) structured as a factoring arrangement that have stated due dates following such date of determination.

“Parent Guarantee” shall mean the Guarantee provided by the Parent Guarantor pursuant to the Parent Guarantee Agreement.

“Parent Guarantee Agreement” shall mean the Guarantee Agreement, dated as of April 30, 2026 (and as it may be amended, restated, supplemented or otherwise modified from time to time), by the Parent Guarantor and acknowledged by the Predecessor Administrative Agent.

“Parent Guarantor” shall mean Lumen, unless and until such time as Lumen is released from its obligations under the Parent Guarantee Agreement in accordance with the terms and provisions thereof.

“Parent Intercompany Note” shall mean the amended and restated intercompany demand note dated December 8, 1999, as amended and restated on October 1, 2003, issued by Level 3 Communications to Holdings, as amended, restated, supplemented or otherwise modified from time to time.

“Participant” shall have the meaning assigned to such term in Section 9.04(d)(i).

“Participant Register” shall have the meaning assigned to such term in Section 9.04(d)(ii).

“PBGC” shall mean the Pension Benefit Guaranty Corporation referred to and defined in ERISA.

“Perfection Certificate” shall mean the Perfection Certificate with respect to the Borrower and the other Loan Parties substantially in the form attached hereto as Exhibit I-1, as the same may be supplemented from time to time to the extent required by Section 5.04(f).

“Perfection Certificate (Loan Proceeds Note)” shall mean the Perfection Certificate with respect to the Level 3 Communications substantially in the form attached hereto as Exhibit I-2.

“Permitted Business Acquisition” shall mean any acquisition of all or substantially all the assets or business of, or all or substantially all the Equity Interests (other than directors’ qualifying shares) not previously held by the Borrower and the Subsidiaries in, or merger, consolidation or amalgamation with, a person or business unit or division or line of business of a person (or any subsequent investment made in a person or business unit or division or line of business previously acquired in a Permitted Business Acquisition), if:

(a) no Event of Default under Section 7.01(b), (c), (h) or (i) shall have occurred and be continuing immediately after giving effect thereto or would result therefrom, provided, that with respect to any such acquisition that is a Limited Condition Transaction, at the option of the Borrower, the determination of whether such an Event of Default shall exist shall be made solely at the time of the execution of the acquisition agreement related to such Limited Condition Transaction;

(b) all transactions related thereto shall be consummated in accordance with applicable laws;

(c) [reserved];

(d) any acquired or newly formed Subsidiary shall not be liable for any Indebtedness except for Indebtedness permitted by Section 6.01; and

(e) any acquired Equity Interests or Equity Interests in any entity newly formed in connection with such transactions shall be Equity Interests of a Subsidiary (except as permitted by a provision of Section 6.04 other than Section 6.04(k)).

“Permitted Consolidated Cash Flow Debt” shall mean Indebtedness; provided that

(a) no Event of Default under Section 7.01(b), (c), (h) or (i) shall have occurred and be continuing or would exist after giving effect to such Indebtedness; and

(b) such Permitted Consolidated Cash Flow Debt

(i) (A) to the extent secured by a Lien on property or assets of Holdings or any Subsidiary, any Permitted Consolidated Cash Flow Debt shall not be secured by any Lien on any property or asset of such person that does not also secure the Loans (except (1) customary cash collateral in favor of an agent, letter of credit issuer or similar “fronting” lender, (2) Liens on property or assets applicable only to periods after the Latest Maturity Date at the time of incurrence and (3) any Liens on property or assets to the extent that a Lien on such property or asset is also added for the benefit of all Lenders for so long as such Liens secure such Permitted Consolidated Cash Flow Debt); and (B) to the extent guaranteed by Holdings or any Subsidiary, any such Permitted Consolidated Cash Flow Debt shall not be guaranteed by any such person that is not (or is not required to be) a Loan Party (except (1) for guarantees by other persons that are applicable only to periods after the Latest Maturity Date at the time such Permitted Consolidated Cash Flow Debt is incurred, (2) any such person guaranteeing such Permitted Consolidated Cash Flow Debt that also guarantees the Loans for so long as such person guarantees such Permitted Consolidated Cash Flow Debt and (3) the Parent Guarantor),

(ii) shall have a Weighted Average Life to Maturity no shorter than the remaining Weighted Average Life to Maturity of the Term B Loans,

(iii) shall not be subject to any maturity, mandatory redemption, repurchase, prepayment or sinking fund obligation (other than customary offers to repurchase and prepayment events upon a change of control, asset sale or event of loss (or from the proceeds of a Permitted Refinancing Indebtedness) and a customary acceleration right after an event of default) prior to the then Latest Maturity Date,

(iv) shall have a final maturity no earlier than the Latest Maturity Date in effect at the date of incurrence of such Permitted Consolidated Cash Flow Debt,

(v) if secured by assets that constitute Collateral, shall only be secured by Junior Liens on the Collateral and shall be subject to a Permitted Junior Intercreditor Agreement,

(vi) shall have terms and conditions (other than (1) pricing, rate floors, discounts, fees, premiums and optional prepayment or redemption provisions and (2) covenants or other provisions applicable only to periods after the Latest Maturity Date at the time of incurrence of such Indebtedness) that in the good faith judgment of the Borrower are either (x) not materially less favorable (when taken as a whole) to the Borrower than the terms and conditions of the Loan Documents (when taken as a whole) or (y) customary or market terms (when taken as a whole) for the type of Indebtedness incurred, in light of then-applicable market conditions (in the case of each of clauses (x) and (y), as determined in good faith by the Borrower); and

(vii) if incurred by a Subsidiary that is not a Loan Party the aggregate principal amount of such Permitted Consolidated Cash Flow Debt shall not exceed the greater of (x) $1,250,000,000 and (y) 87.5% of Pro Forma LTM EBITDA.

“Permitted Investments” shall mean:

(a) direct obligations of the United States of America or any member of the European Union (as of the date of this Agreement) or any agency thereof or obligations guaranteed by the United States of America or any member of the European Union (as of the date of this Agreement) or any agency thereof, in each case with maturities not exceeding two years from the date of acquisition thereof;

(b) time deposit accounts, certificates of deposit, money market deposits, banker’s acceptances and other bank deposits maturing within 180 days of the date of acquisition thereof issued by a bank or trust company having capital, surplus and undivided profits in excess of $1,000,000,000 and whose long-term debt, or whose parent holding company’s long-term debt, is rated at least A by S&P or A2 by Moody’s (or such similar equivalent rating or higher by at least one nationally recognized statistical rating organization (as defined in Rule 436 under the Securities Act));

(c) repurchase obligations with a term of not more than 180 days for underlying securities of the types described in clause (a) above entered into with a bank meeting the qualifications described in clause (b) above;

(d) commercial paper, maturing not more than one year after the date of acquisition, issued by a corporation (other than an Affiliate of the Borrower) with a rating at the time as of which any investment therein is made of P-1 (or higher) according to Moody’s, or A-1 (or higher) according to S&P (or such similar equivalent rating or higher by at least one nationally recognized statistical rating organization (as defined in Rule 436 under the Securities Act));

(e) securities with maturities of two years or less from the date of acquisition, issued or fully guaranteed by any State of the United States of America, or by any political subdivision or taxing authority thereof, and rated at least A by S&P or A2 by Moody’s (or such similar equivalent rating or higher by at least one nationally recognized statistical rating organization (as defined in Rule 436 under the Securities Act));

(f) shares of mutual funds whose investment guidelines restrict 95% of such funds’ investments to those satisfying the provisions of clauses (a) through (e) above;

(g) money market funds that (i) comply with the criteria set forth in Rule 2a-7 under the Investment Company Act of 1940, (ii) are rated AAA by S&P or Aaa by Moody’s and (iii) have portfolio assets of at least $1,000,000,000;

(h) time deposit accounts, certificates of deposit, money market deposits, banker’s acceptances and other bank deposits in an aggregate face amount not in excess of 0.5% of the total assets of Holdings and the Subsidiaries, on a consolidated basis, as of the end of the Holdings’ most recently completed fiscal year; and

(i) instruments equivalent to those referred to in clauses (a) through (h) above denominated in any foreign currency comparable in credit quality and tenor to those referred to above and commonly used by corporations for cash management purposes in any jurisdiction outside the United States of America to the extent reasonably required in connection with any business conducted by the Holdings or any Subsidiary organized in such jurisdiction.

“Permitted Junior Intercreditor Agreement” shall mean, with respect to any Liens on Collateral that are intended to rank junior to any Liens securing the Loan Obligations, (x) the Multi-Lien Intercreditor Agreement or (y) with respect to Indebtedness secured by Liens that rank junior to the Liens securing the Obligations and Other First Lien Debt and Indebtedness secured by Junior Liens, the Multi-Lien Intercreditor Agreement or another intercreditor agreement in a form substantially consistent with the form of the Multi-Lien Intercreditor Agreement.

“Permitted Liens” shall have the meaning assigned to such term in Section 6.02.

“Permitted QC Refinancing Debt” means any Indebtedness issued in exchange for, or the net proceeds of which are used to Refinance, any Existing QC Debt (including successive refinancings thereof); provided that (A) the final maturity date of such Permitted QC Refinancing Debt is on or after the 91st day following the Latest Maturity Date for the Facilities in effect at the time of incurrence thereof and (B) the conditions set forth in clauses (a), (c), (d), (e), (f) and (g) of the definition of “Permitted Refinancing Indebtedness” shall be satisfied with respect to such Permitted QC Refinancing Debt.

“Permitted Refinancing Indebtedness” shall mean any Indebtedness issued in exchange for, or the net proceeds of which are used to extend, refinance, renew, replace, defease, satisfy and discharge or refund (collectively, to “Refinance”), any Indebtedness (including successive refinancings thereof); provided, that

(a) the principal amount (or accreted value, if applicable) of such Permitted Refinancing Indebtedness does not exceed the principal amount (or accreted value, if applicable) of the Indebtedness so Refinanced (plus unpaid accrued interest and premium (including tender premiums) thereon and underwriting discounts, defeasance costs, fees, commissions and expenses),

(b) except with respect to Section 6.01(i), (i) the final maturity date of such Permitted Refinancing Indebtedness is on or after the earlier of (x) the final maturity date of the Indebtedness being Refinanced and (y) the 91st day following the Latest Maturity Date in effect at the time of incurrence thereof and (ii) the Weighted Average Life to Maturity of such Permitted Refinancing Indebtedness is greater than or equal to the lesser of (x) the Weighted Average Life to Maturity of the Indebtedness being Refinanced and (y) the number of years until the 91st day following the maturity date of the Class of Term Loans with the greatest remaining Weighted Average Life to Maturity then outstanding at such time (provided, that such Indebtedness may be incurred in the form of a customary “bridge” or other interim credit facility intended to be refinanced or replaced with long-term indebtedness so long as, subject only to customary conditions, it would either be automatically converted into or required to be exchanged for permanent financing which satisfies the requirements of this clause (b)),

(c) if the Indebtedness being Refinanced is by its terms subordinated in right of payment to any Obligations, such Permitted Refinancing Indebtedness shall be subordinated in right of payment to such Obligations on terms in the aggregate not materially less favorable to the Lenders as those contained in the documentation governing the Indebtedness being Refinanced (as determined by the Borrower in good faith),

(d) no Permitted Refinancing Indebtedness shall (i) have any borrower or issuer which is different than the borrower or issuer (or its permitted successors) of the respective Indebtedness being so Refinanced, other than a guarantor of the Indebtedness being so Refinanced or a Loan Party, or (ii) have guarantors that are not (or would not have been required to become) guarantors with respect to the Indebtedness being so Refinanced (other than (A) the borrower or issuer under the Indebtedness being so Refinanced, (B) any Loan Party and (C) the Parent Guarantor); provided that, if any of the Guarantees of the Indebtedness being Refinanced were subordinated to the Obligations, the Guarantees of the Permitted Refinancing Indebtedness shall be subordinated to the Obligations on no less favorable terms (as determined by the Borrower in good faith),

(e) subject to clause (f) below, if the Indebtedness being Refinanced is secured (and permitted to be secured), such Permitted Refinancing Indebtedness may be secured by Liens on the same (or any subset of the) assets as secured (or would have been required to secure) the Indebtedness being Refinanced, on terms in the aggregate that are no less favorable to the Secured Parties than the Indebtedness being refinanced or on terms otherwise permitted by Section 6.02 (as determined by the Borrower in good faith) (except (1) customary cash collateral in favor of an agent, letter of credit issuer or similar “fronting” lender, (2) Liens on property or assets applicable only to periods after the Latest Maturity Date at the time such Permitted Refinancing Indebtedness is incurred and (3) any Liens on property or assets to the extent that a Lien on such property or asset is also added for the benefit of all Lenders for so long as such Liens secure such Permitted Refinancing Indebtedness),

(f) if the Indebtedness being Refinanced is unsecured or secured by a Junior Lien, such Permitted Refinancing Indebtedness (whether unsecured or secured by a Junior Lien) shall be unsecured or secured by a Junior Lien (but not, for the avoidance of doubt, a Lien that is pari passu with or senior to the Liens securing the Obligations), and

(g) if (x) the Indebtedness being Refinanced was subject to the First Lien/First Lien Intercreditor Agreement or a Permitted Junior Intercreditor Agreement, as applicable, and the respective Permitted Refinancing Indebtedness is to be secured by the Collateral or (y) such Permitted Refinancing Indebtedness is to be secured by Junior Liens, the Permitted Refinancing Indebtedness shall likewise be subject to the First Lien/First Lien Intercreditor Agreement or a Permitted Junior Intercreditor Agreement, as applicable.

“person” shall mean any natural person, corporation, business trust, joint venture, association, company, partnership, limited liability company, Governmental Authority or individual or family trust.

“Plan” shall mean any “employee pension benefit plan” as defined in Section 3(2) of ERISA (other than a Multiemployer Plan) that is (a) subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA, (b) sponsored, maintained, contributed to or required to be contributed to (at the time of determination or at any time within the five years prior thereto) by the Borrower, any Subsidiary or any ERISA Affiliate, and (c) in respect of which the Borrower, any Subsidiary or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an “employer” as defined in Section 3(5) of ERISA.

“Platform” shall have the meaning assigned to such term in Section 5.04.

“Pledged Collateral” shall have the meaning assigned to such term in the Collateral Agreement.

“Predecessor Administrative Agent” shall mean Wilmington Trust, National Association, in its capacity as administrative agent for the Lenders prior to the appointment of Bank of America, National Association as the successor administrative agent.

“primary obligor” shall have the meaning assigned to such term in the definition of “Guarantee.”

“Priority Net Leverage Ratio” shall mean, as of any date of determination, the ratio of:

(a) Consolidated Priority Debt of Holdings as of such date minus (i) any Specified Refinancing Cash Proceeds as of such date that are reserved to be applied to Consolidated Priority Debt and (ii) any unrestricted cash or Permitted Investments of Holdings, the Borrower and the Subsidiaries as of such date to

(b) EBITDA of Holdings for the most recently ended Test Period on or prior to such date;

provided, that the Priority Net Leverage Ratio shall be determined on a Pro Forma Basis.

“Pro Forma Basis” shall mean, as to any person, for any events as described below that occur subsequent to the commencement of a period for which the financial effect of such events is being calculated, and giving effect to the events for which such calculation is being made, such calculation as will give pro forma effect to such events as if such events occurred on the first day of the most recent Test Period ended on or before the occurrence of such event (the “Reference Period”):

(a) any Asset Sale or divestiture, and any asset acquisition, Investment (or series of related Investments) in excess of $250,000,000, merger, amalgamation, consolidation (or any similar transaction or transactions), any dividend, distribution or other similar payment,

(b) any operational changes or restructurings (including pursuant to any modernization and simplification plan) of the business of the Borrower or any of the Subsidiaries that the Borrower or any of the Subsidiaries has determined to make and/or made during or subsequent to the Reference Period in connection with Permitted Business Acquisitions and similar acquisitions and which are expected to have a continuing impact and are factually supportable, which would include cost savings resulting from head count reduction, closure of facilities and other operational changes and other cost savings in connection therewith,

(c) any operational changes or restructurings of the business of the Borrower or any of the Subsidiaries that the Borrower or any of the Subsidiaries has determined to make and/or made during or subsequent to the Reference Period that are not described in the preceding clause (b) which are expected to have a continuing impact and are factually supportable,

(d) the designation of any Subsidiary as an Unrestricted Subsidiary or of any Unrestricted Subsidiary as a Subsidiary and

(e) any incurrence, repayment, repurchase or redemption of Indebtedness (or any issuance, repurchase or redemption of Disqualified Stock or preferred stock), other than fluctuations in revolving borrowings in the ordinary course of business (and not resulting from a transaction as described in clause (a) above).

Pro forma calculations made pursuant to the definition of this term “Pro Forma Basis” shall be determined in good faith by a Responsible Officer of the Borrower. Any such pro forma calculation may include adjustments appropriate, in the reasonable good faith determination of the Borrower, to reflect operating expense reductions, other operating improvements, synergies or such operational changes or restructurings described in clause (b) or (c) of the immediately preceding paragraph that are projected by the Borrower in good faith to result from actions taken, committed to be taken or expected to be taken during in the twenty-four month period following the consummation of the pro forma event, which may be reasonably allocated to the Borrower or any of the Subsidiaries in the reasonable good faith determination of the Borrower;

provided, that pro forma adjustments pursuant to clause (c) of the immediately preceding paragraph shall not exceed 25% of EBITDA in the aggregate for any Reference Period (as calculated after giving effect to such pro forma adjustment); provided, however, that such 25% cap shall not apply to any such adjustments that would be permitted to be included in pro forma financial statements prepared in accordance with Regulation S-X under the Securities Act.

If any Indebtedness bears a floating rate of interest and is being given pro forma effect, the interest on such Indebtedness shall be calculated as if the rate in effect on the date on which the relevant calculation is being made had been the applicable rate for the entire period (taking into account any hedging obligations applicable to such Indebtedness if such hedging obligation has a remaining term in excess of 12 months). Interest on a Capitalized Lease Obligation shall be deemed to accrue at an interest rate reasonably determined by a responsible financial or accounting officer of the Borrower to be the rate of interest implicit in such Capitalized Lease Obligation in accordance with GAAP. For purposes of making the computation referred to above, interest on any Indebtedness under a revolving credit facility computed on a pro forma basis shall be computed based upon the average daily balance of such Indebtedness during the applicable period, except to the extent the outstandings thereunder are reasonably expected to increase as a result of any transactions described in clause (a) of the first paragraph of this definition of “Pro Forma Basis” which occurred during the respective period or thereafter and on or prior to the date of determination. Interest on Indebtedness that may optionally be determined at an interest rate based upon a factor of a prime or similar rate, a eurocurrency interbank offered rate, or other rate, shall be deemed to have been based upon the rate actually chosen, or, if none, then based upon such optional rate chosen as the Borrower may designate.

“Pro Forma LTM EBITDA” shall mean, at any determination, EBITDA of Holdings for the most recently ended Test Period, determined on a Pro Forma Basis.

“Pro Rata Extension Offers” shall have the meaning assigned to such term in Section 2.22(a).

“Projections” shall mean the projections of Holdings, the Borrower and the Subsidiaries included in the Borrower Materials and any other projections and any forward-looking statements (including statements with respect to booked business) of such entities furnished to the Lenders or the Administrative Agent by or on behalf of the Borrower or any of the Subsidiaries prior to the Closing Date.

“PTE” shall mean a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time.

“Public Company Costs” shall mean, as to the Borrower or any direct or indirect parent thereof, (a) costs associated with the provisions of the Securities Act, the Exchange Act or any other comparable body of laws, rules or regulations, including compliance with the requirements of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith, (b) directors’ and officers’ compensation, fees and expense reimbursement, (c) costs relating to investor relations, shareholder meetings and reports to shareholders, (d) directors’ and officers’ insurance and other executive costs, and (e) legal and other professional fees, and listing fees, in the case of each of the foregoing clauses (a) through (e), to the extent arising by virtue of the listing of such person’s equity securities on the New York Stock Exchange, the NASDAQ or any other national securities exchange.

“Public Lender” shall have the meaning assigned to such term in Section 5.04.

“Purchase Offer” shall have the meaning assigned to such term in Section 2.25(a).

“QC” shall mean Qwest Corporation, a Colorado corporation, together with its successors and assigns.

“QCF” shall mean Qwest Capital Funding, Inc., a Colorado corporation, together with its successors and assigns.

“QCI” shall mean Qwest Communications International Inc., together with its successors and assigns.

“QFC Credit Support” shall have the meaning assigned to such term in Section 9.25.

“Qualified Digital Products Facility” shall mean Indebtedness or other obligations (other than a Qualified Receivable Facility) of a Digital Products Subsidiary constituting a bona fide asset based securitization facility of Digital Product Assets (“Digital Products Facility”) that meets the following conditions:

(x) sales or contributions of Digital Product Assets are made at Fair Market Value (i) to the applicable Digital Products Subsidiary or (ii) otherwise permitted pursuant to Section 6.05, and

(y) no portion of the Indebtedness or any other obligations (contingent or otherwise) under such Digital Products Facility:

(i) is guaranteed by the Borrower or any Subsidiary (other than a Digital Products Subsidiary) (excluding (x) guarantees of obligations pursuant to Standard Securitization Undertakings and (y) “parent guarantees” of performance, which the Borrower determines in good faith are customary, ordinary course and market practice in a securitization transaction in the commercial paper, term securitization or structured lending market),

(ii) is recourse to or obligates the Borrower or any Subsidiary (other than a Digital Products Subsidiary) in any way (other (x) than pursuant to Standard Securitization Undertakings and (y) “parent guarantees” of performance, which the Borrower determines in good faith are customary, ordinary course and market practice in a securitization transaction in the commercial paper, term securitization or structured lending market), or

(iii) subjects any property or asset (other than relevant Digital Product Assets or the Equity Interests of any Digital Products Subsidiary) of the Borrower or any other Subsidiary (other than a Digital Products Subsidiary), directly or indirectly, contingently or otherwise, to the satisfaction thereof (other than pursuant to Standard Securitization Undertakings).

For the avoidance of doubt, a “Qualified Digital Products Facility” includes a LVLT/Lumen Qualified Digital Products Facility.

“Qualified Equity Interests” shall mean any Equity Interest other than Disqualified Stock.

“Qualified Existing 2027 Term Lender” shall mean a holder of Existing 2027 Term Loans that (a) was a party to the Transaction Support Agreement on the Agreement Effective Date (as defined in the Transaction Support Agreement) and continues to be a party to the Transaction Support Agreement and (b) is legally prohibited from participating in the Transactions (as defined in the Transaction Support Agreement) as a result of reinvestment or similar limitations applicable to such holder.

“Qualified Joinder” shall have the meaning assigned to such term in Section 2.01(c).

“Qualified Joining Exchange Date” shall have the meaning assigned to such term in Section 2.01(c).

“Qualified Joining Lender” shall have the meaning assigned to such term in Section 2.01(c).

“Qualified Joining Lender Term B Loans” shall mean, individually or collectively as the context may require, (a) the Qualified Joining Lender Term B-1 Loans and (b) the Qualified Joining Lender Term B-2 Loans.

“Qualified Joining Lender Term B-1 Loans” shall mean the shorter-dated term loans deemed made by the Qualified Joining Lenders on the applicable Qualified Joining Exchange Date by way of cashless roll under a Qualified Joining Term B Loan Exchange.

“Qualified Joining Lender Term B-2 Loans” shall mean the longer-dated term loans deemed made by the Qualified Joining Lenders on the applicable Qualified Joining Exchange Date by way of cashless roll under a Qualified Joining Term B Loan Exchange.

“Qualified Joining Term B Loan Exchange” shall have the meaning assigned to such term in Section 2.01(c).

“Qualified Receivable Facility” shall mean Indebtedness or other obligations of a Receivables Subsidiary incurred from time to time on customary terms (as determined in good faith by the Borrower) pursuant to either (a) credit facilities secured only by Receivables, collections thereof and accounts established solely for the collection of such Receivables or (b) Receivables purchase facilities, and including any related notes, Guarantees, collateral documents, instruments and agreements executed in connection therewith, as the same may be amended, supplemented, modified or restated from time to time (a “Receivable Facility”); provided that no portion of the Indebtedness or any other obligations (contingent or otherwise) under such Receivable Facility:

(x) is guaranteed by Holdings or any Subsidiary (other than a Receivables Subsidiary) (excluding guarantees of obligations pursuant to Standard Securitization Undertakings),

(y) is recourse to or obligates Holdings or any Subsidiary (other than a Receivables Subsidiary) in any way (other than pursuant to Standard Securitization Undertakings), or

(z) subjects any property or asset (other than Receivables or the Equity Interests of any Receivables Subsidiary) of Holdings or any Subsidiary (other than a Receivables Subsidiary), directly or indirectly, contingently or otherwise, to the satisfaction thereof (other than pursuant to Standard Securitization Undertakings).

“Qualified Securitization Facility” shall mean Indebtedness or other obligations (other than a Qualified Receivable Facility) of a Securitization Subsidiary constituting a bona fide asset based securitization facility of Securitization Assets (a “Securitization Facility”) that meets the following conditions:

(x) the sales or contributions of Securitization Assets to the applicable Securitization Subsidiary are made at Fair Market Value; and

(y) no portion of the Indebtedness or any other obligations (contingent or otherwise) under such Securitization Facility:

(i) is guaranteed by Holdings or any Subsidiary (excluding guarantees of obligations pursuant to Standard Securitization Undertakings), other than any Securitization Subsidiary,

(ii) is recourse to or obligates Holdings or any Subsidiary in any way (other than pursuant to Standard Securitization Undertakings), other than any Securitization Subsidiary, or

(iii) subjects any property or asset (other than Securitization Assets or the Equity Interests of any Securitization Subsidiary) of Holdings or any Subsidiary (other than a Securitization Subsidiary), directly or indirectly, contingently or otherwise, to the satisfaction thereof (other than pursuant to Standard Securitization Undertakings).

For the avoidance of doubt, a “Qualified Securitization Facility” shall include a LVLT/Lumen Qualified Securitization Facility.

“Rate” shall have the meaning assigned to such term in the definition of “Type.”

“Rating Agencies” shall mean (1) each of Moody’s, S&P and Fitch, and (2) if any of Moody’s, S&P or Fitch or all three shall not make publicly available a rating on the Borrower’s long-term secured debt, a nationally recognized statistical agency or agencies, as the case may be, selected by the Borrower which shall be substituted for Moody’s, S&P or Fitch or all three, as the case may be.

“Rating Date” shall mean the earlier of the date of public notice of the occurrence of a Change of Control or of the publicly announced intention of Holdings to effect a Change of Control.

“Rating Decline” shall be deemed to have occurred if, no later than sixty (60) days after the Rating Date (which period shall be extended so long as the rating of the Term Loans is under publicly announced consideration for possible downgrade by each of the Rating Agencies), two or more of the Rating Agencies assign or reaffirm a rating to the Term Loans that is lower than the lesser of (a) the applicable Closing Date Rating (or the equivalent thereof) and (b) the rating as of the Rating Date. If, prior to the Rating Date, the ratings assigned to the Term Loans by two or more of the Rating Agencies are lower than the applicable Closing Date Rating, then a Rating Decline will be deemed to have occurred if such ratings are not changed by the 60th day following the Rating Date. A downgrade within rating categories, as well as between rating categories, will be considered a Rating Decline; provided, that a Rating Decline otherwise arising by virtue of a particular reduction in rating will not be deemed to have occurred in respect of a particular Change of Control (and thus will not be deemed a Rating Decline for purposes of the definition of Change of Control Triggering Event) unless either of such two Rating Agencies making the reduction to rating announces or publicly confirms or informs the Administrative Agent in writing at Holdings or its request that the reduction was the result, in whole or in part, of any event or circumstance comprised of or arising as a result of, or in respect of the applicable Change of Control (whether or not the applicable Change of Control shall have occurred at the time of the Change of Control Triggering Event).

“ratio-based basket” shall have the meaning assigned to such term in Section 1.09(a).

“Real Property” shall mean, collectively, all right, title and interest (including any leasehold estate) in and to any and all parcels of or interests in real property owned in fee or leased by the Borrower or any Subsidiary, whether by lease, license or other means, together with, in each case, all easements, hereditaments and appurtenances relating thereto, all improvements and appurtenant fixtures and equipment, incidental to the ownership, lease or operation thereof.

“Receivables” shall mean receivables, chattel paper, instruments, documents or intangibles evidencing or relating to the right to payment of money and proceeds and products thereof in each case generated in the ordinary course of business.

“Receivables Subsidiary” shall mean any Special Purpose Entity established in connection with a Qualified Receivable Facility.

“Recovery Event” shall mean any event that gives rise to the receipt by the Borrower or any of the Subsidiaries of any insurance proceeds or condemnation awards in respect of any equipment, fixed assets or Real Property (including any improvements thereon).

“Reference Period” shall have the meaning assigned to such term in the definition of “Pro Forma Basis.”

“Refinance” shall have the meaning assigned to such term in the definition of “Permitted Refinancing Indebtedness,” and “Refinanced” and “Refinancing” shall have meanings correlative thereto.

“Refinancing Amendment” shall have the meaning assigned to such term in Section 2.23(e).

“Refinancing Effective Date” shall have the meaning assigned to such term in Section 2.23(a).

“Refinancing Notes” shall mean any secured or unsecured notes or loans issued by the Borrower or any Guarantor (whether under an indenture, a credit agreement or otherwise) and the Indebtedness represented thereby; provided, that

(a) 100% of the Net Proceeds of such Refinancing Notes are used to permanently reduce Term Loans no later than five (5) Business Days after the date on which such Refinancing Notes are issued;

(b) the principal amount (or accreted value, if applicable) of such Refinancing Notes does not exceed the principal amount (or accreted value, if applicable) of the aggregate portion of the Term Loans so reduced (plus unpaid accrued interest and premium (including tender premiums) thereon and underwriting discounts, defeasance costs, fees, commissions and expenses);

(c) the final maturity date of such Refinancing Notes is on or after the Term Facility Maturity Date of the Term Loans so reduced;

(d) the Weighted Average Life to Maturity of such Refinancing Notes is greater than or equal to the Weighted Average Life to Maturity of the Term Loans so repaid;

(e) the terms of such Refinancing Notes do not provide for any scheduled repayment, mandatory redemption or sinking fund obligations prior to the Term Facility Maturity Date of the Term Loans so reduced (other than (x) in the case of notes, customary offers to repurchase or mandatory prepayment provisions upon a change of control, asset sale or event of loss and customary acceleration rights after an event of default and (y) in the case of loans, amortization to the extent permitted above and other than mandatory and voluntary prepayment provisions which are, when taken as a whole, consistent in all material respects with, or not materially less favorable to the Borrower and the Subsidiaries than, those applicable to the Term Loans being refinanced, with such Indebtedness to provide that any such mandatory prepayments as a result of asset sales, events of loss, or excess cash flow, shall be allocated on a pro rata basis or a less than pro rata basis (but not a greater than pro rata basis) with the Term Loans then outstanding pursuant to this Agreement);

(f) there shall be no obligor with respect thereto that is not a Loan Party (except (1) for guarantees by other persons that are applicable only to periods after the Latest Maturity Date at the time such Refinancing Notes are issued, (2) any such person guaranteeing such Refinancing Notes that also guarantees the Loans for so long as such person guarantees such Refinancing Notes and (3) the Parent Guarantor);

(g) if such Refinancing Notes are secured by an asset of any Subsidiary, any Unrestricted Subsidiary or any Affiliate of the foregoing, the security agreements relating to such assets shall not extend to any assets not constituting Collateral and shall be no more favorable to the secured party or parties, taken as a whole (determined by the Borrower in good faith) than the Security Documents;

(h) if such Refinancing Notes are secured, such Refinancing Notes shall be secured by all or a portion of the Collateral, but shall not be secured by any assets of Holdings, the Borrower or the Subsidiaries other than the Collateral (except (1) customary cash collateral in favor of an agent, letter of credit issuer or similar “fronting” lender, (2) Liens on property or assets applicable only to periods after the Latest Maturity Date at the time such Refinancing Notes are issued and (3) any Liens on property or assets to the extent that a Lien on such property or asset is also added for the benefit of all Lenders for so long as such Liens secure such Refinancing Notes);

(i) Refinancing Notes that are secured by Collateral shall be subject to the provisions of the First Lien/First Lien Intercreditor Agreement or a Permitted Junior Intercreditor Agreement, as applicable;

(j) (x) if the Indebtedness being refinanced or replaced by such Refinancing Notes is by its terms subordinated in right of payment to any Obligations, such Refinancing Notes shall be subordinated in right of payment to such Obligations on terms in the aggregate not materially less favorable to the Lenders as those contained in the documentation governing the Indebtedness being refinanced or replaced (as determined by the Borrower in good faith) and (y) if any of the Guarantees with respect to the Indebtedness being refinanced or replaced by such Refinancing Notes were subordinated to the Obligations, the Guarantees of the Refinancing Notes shall be subordinated to the Obligations on no less favorable terms (as determined by the Borrower in good faith);

(k) all other terms applicable to such Refinancing Notes (other than provisions relating to original issue discount, upfront fees, interest rates and any other pricing terms (which original issue discount, upfront fees, interest rates and other pricing terms shall not be subject to the provisions set forth in this clause (k))) taken as a whole shall (as determined by the Borrower in good faith) be substantially similar to, or either (x) not materially less favorable (when taken as a whole) to the Borrower than the terms and conditions of the Loan Documents (when taken as a whole) or (y) customary or market terms (when taken as a whole) for the type of Indebtedness incurred, in light of then-applicable market conditions (in the case of each of clauses (x) and (y), as determined in good faith by the Borrower) (except to the extent such covenants and other terms apply solely to any period after the Latest Maturity Date).

“Refinancing Term Loans” shall have the meaning assigned to such term in Section 2.23(a).

“Register” shall have the meaning assigned to such term in Section 9.04(b)(iv).

“Regulated Grantor Subsidiary” shall mean

(a) Level 3 Communications,

(b) WilTel Communications, LLC,

(c) Broadwing Communications, LLC,

(d) TelCove Operations, LLC,

(e) Global Crossing Telecommunications, Inc., and

(f) each Subsidiary requiring material authorizations and consents of federal and state Governmental Authorities in order for it to become a Collateral Guarantor under the Collateral Agreement and to satisfy the Collateral and Guarantee Requirement.

“Regulated Guarantor Subsidiary” shall mean

(a) Level 3 Communications,

(b) WilTel Communications, LLC,

(c) Broadwing Communications, LLC,

(d) TelCove Operations, LLC,

(e) Global Crossing Telecommunications, Inc., and

(f) each Subsidiary requiring material authorizations and consents of federal and state Governmental Authorities in order for it to become a Guarantor under the Guarantee Agreement and to satisfy the Collateral and Guarantee Requirement.

“Regulation T” shall mean Regulation T of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.

“Regulation U” shall mean Regulation U of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.

“Regulation X” shall mean Regulation X of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.

“Related Fund” shall mean, with respect to any Lender that is a fund that invests in bank or commercial loans and similar extensions of credit, any other fund that invests in bank or commercial loans and similar extensions of credit and is advised or managed by (a) such Lender, (b) an Affiliate of such Lender or (c) an entity (or an Affiliate of such entity) that administers, advises or manages such Lender.

“Related Parties” shall mean, with respect to any specified person, such person’s Affiliates and the respective directors, trustees, officers, employees, agents, advisors and members of such person and such person’s Affiliates.

“Release” shall mean any spilling, leaking, seepage, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, disposing, depositing, emanating or migrating in, into, onto or through the Environment.

“Reportable Event” shall mean any reportable event as defined in Section 4043(c) of ERISA or the regulations issued thereunder, other than those events as to which the 30-day notice period referred to in Section 4043(c) of ERISA has been waived, with respect to a Plan (other than a Plan maintained by an ERISA Affiliate that is considered an ERISA Affiliate only pursuant to subsection (m) or (o) of Section 414 of the Code).

“Repricing Event” shall mean:

(a) the incurrence by Holdings, the Borrower or any other Loan Party of any Dollar-denominated syndicated term loans (i) having an All-In Yield that is less than the All-In Yield for the Term B-5 Loans, and (ii) the proceeds of which are used to prepay (or, in the case of a conversion, deemed to prepay or replace), in whole or in part, the outstanding principal of the Term B-5 Loans; or

(b) any effective reduction in the All-In Yield applicable to the Term B-5 Loans pursuant to an amendment to the Loan Documents;

provided, that a Repricing Event shall not include any event described in clause (a) or (b) above that (i) is not consummated for the primary purpose of lowering the All-In Yield applicable to the Term B-5 Loans (as determined in good faith by the Borrower), or (ii) that is consummated in connection with any of the following transactions: Change of Control or an Acquisition Transaction. For the avoidance of doubt, (A) any reduction in margin or fees pursuant to a leveraged-based or other applicable “step-down” that may, from time to time, be applicable to a facility under this Agreement shall not constitute a Repricing Event and (B) any assignment of Loans to a Loan Party or Subsidiary shall not constitute a Repricing Event.

“Required Lenders” shall mean, at any time, Lenders having Loans and unused Commitments that, taken together, represent more than 50% of the sum of all Loans and unused Commitments; provided that the Loans of any Defaulting Lender shall be disregarded in determining Required Lenders at any time unless otherwise provided herein.

“Requirement of Law” shall mean, as to any person, any law, treaty, rule, regulation, statute, order, ordinance, decree, judgment, consent decree, writ, injunction, settlement agreement or governmental requirement enacted, promulgated or imposed or entered into or agreed by any Governmental Authority, in each case applicable to or binding upon such person or any of its property or assets or to which such person or any of its property or assets is subject.

“Rescindable Amount” shall have the meaning assigned to such term in Section 2.18(d).

“Resolution Authority” shall mean an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority.

“Responsible Officer” of any person shall mean any vice president, manager, executive officer or Financial Officer of such person and any other officer or similar official thereof responsible for the administration of the obligations of such person in respect of this Agreement, or any other duly authorized employee or signatory of such person.

“Restricted Payments” shall have the meaning assigned to such term in Section 6.06. The amount of any Restricted Payment made other than in the form of cash, Permitted Investments or other cash equivalents shall be the Fair Market Value thereof.

“Retained Excess Cash Flow” shall mean, as of any date of determination, an amount, determined on a cumulative basis and which in any case shall not be less than zero, that is equal to the sum of 100% of the Excess Cash Flow of the Borrower and the Subsidiaries for each Excess Cash Flow Period ending after the Closing Date and prior to such date.

“Reuters” shall mean, as applicable, Thomson Reuters Corp., Refinitiv, or any successor thereto.

“S&P” shall mean S&P Global Ratings, a division of S&P Global, Inc., and any successor thereto.

“Sale and Leaseback Transaction” of any person shall mean any direct or indirect arrangement pursuant to which any property is sold or transferred by such person or Subsidiary of such person and is thereafter leased back from the purchaser or transferee thereof by such person or one of its Subsidiaries. The stated maturity of such arrangement shall be the date of the last payment of rent or any other amount due under such arrangement prior to the first date on which such arrangement may be terminated by the lessee without payment of a penalty.

“Sanctioned Country” shall mean, at any time, a country or territory which is itself the subject or target of comprehensive Sanctions (at the time of this Agreement, the so-called Donetsk People’s Republic, the so-called Luhansk People’s Republic, the Crimea Region and non-government controlled areas of the Kherson and Zaporizhzhia Regions of Ukraine, Cuba, Iran and North Korea).

“Sanctioned Person” shall mean, at any time, (a) any person listed in any Sanctions-related list of designated persons maintained by the U.S. government, including by the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State, or by the United Nations Security Council, the Office of the Superintendent of Financial Institutions, the European Union or His Majesty’s Treasury of the United Kingdom, (b) any person operating, organized or resident in a Sanctioned Country, (c) any person owned 50% or more, or controlled, by any such person or persons described in the foregoing clauses (a), (b) or (c) any person otherwise the subject of Sanctions.

“Sanctions” shall mean economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (a) the U.S. government, including those administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State, (b) the Office of the Superintendent of Financial Institutions, (c) His Majesty’s Treasury, (d) the European Union or any European Union member state or (e) the United Nations Security Council.

“Scheduled Unavailability Date” has the meaning specified in Section 2.14(b).

“SEC” shall mean the Securities and Exchange Commission or any successor thereto.

“Second Lien” shall mean Liens on the Collateral that are (or would have been, to the extent Second Lien Notes do not exist at such time) equal and ratable with the Liens securing the Second Lien Notes (and other obligations that are secured equally and ratably with the Second Lien Notes).

“Second Lien Notes” shall mean, individually or collectively, as the context may require, any series of second lien notes existing on the Closing Date.

“Secured Cash Management Agreement” shall mean any Cash Management Agreement that is entered into by and between the Borrower or any Subsidiary and any Cash Management Bank, including any such Cash Management Agreement that is in effect on the Closing Date, unless when entered into such Cash Management Agreement is designated in writing by the Borrower and such Cash Management Bank to the Administrative Agent to not be included as a Secured Cash Management Agreement.

“Secured Hedge Agreement” shall mean any Hedging Agreement that is entered into by and between any Loan Party and any Hedge Bank, including any such Hedging Agreement that is in effect on the Closing Date, unless when entered into such Hedging Agreement is designated in writing by the Borrower and such Hedge Bank to the Administrative Agent to not be included as a Secured Hedge Agreement. Notwithstanding the foregoing, for all purposes of the Loan Documents, any Guarantee of, or grant of any Lien to secure, any obligations in respect of a Secured Hedge Agreement by a Guarantor shall not include any Excluded Swap Obligations with respect to such Guarantor.

“Secured Parties” shall mean, collectively, the Administrative Agent, the Collateral Agent, each Arranger, each Lender, each Hedge Bank that is party to any Secured Hedge Agreement, each Cash Management Bank that is party to any Secured Cash Management Agreement and each Subagent appointed pursuant to Section 8.02 by the Administrative Agent with respect to matters relating to the Loan Documents or by the Collateral Agent with respect to matters relating to any Security Document or the Collateral.

“Securities Act” shall mean the Securities Act of 1933, as amended.

“Securitization Asset” shall mean in the case of any securitization, fiber optic cables and other fiber optic network-related products, assets and equipment, copper and hybrid cables and other copper, connectivity and hybrid network-related products, assets and equipment, conduit and related infrastructure and other network and connectivity related assets (including, without limitation, lateral connections, extensions and new build-outs connecting to data centers or similar facilities), and related revenue streams and, in the case of the foregoing, all contracts and contract rights, guarantees or other obligations in respect of the foregoing, lockbox accounts and records with respect to the foregoing and other assets and rights, in each case customarily transferred (or in respect of which security interests are customarily granted) together in a Qualified Securitization Facility. For the avoidance of doubt, “Securitization Asset” includes LVLT/Lumen Securitization Assets.

“Securitization Subsidiary” shall mean any Special Purpose Entity established in connection with a Qualified Securitization Facility. For the avoidance of doubt, “Securitization Subsidiary” includes a LVLT/Lumen Securitization Subsidiary.

“Security Documents” shall mean the Collateral Agreement, the Loan Proceeds Note Collateral Agreement, each Notice of Grant of Security Interest in Intellectual Property (as defined in the Collateral Agreement), each of the Mortgages, if any, and each other security agreement, pledge agreement or other instruments or documents executed and delivered pursuant to the foregoing or entered into or delivered after the Closing Date to the extent required by this Agreement or any other Loan Document, including pursuant to Section 5.10.

“Significant Subsidiary” shall mean each Subsidiary of Holdings that is not an Immaterial Subsidiary; provided, that “Significant Subsidiary” shall not include any Receivables Subsidiary, Securitization Subsidiary or Digital Products Subsidiary.

“Similar Business” shall mean any business, the majority of whose revenues are derived from (a) business or activities conducted by the Borrower and the Subsidiaries on the Amendment No. 3 Effective Date, (b) any business that is a natural outgrowth or reasonable extension, development or expansion of any such business or any business similar, reasonably related, incidental, complementary or ancillary to any of the foregoing or (c) any business that in the Borrower’s good faith business judgment constitutes a reasonable diversification of businesses conducted by the Borrower and the Subsidiaries.

“SOFR” shall mean the Secured Overnight Financing Rate as administered by the Federal Reserve Bank of New York (or a successor administrator).

“SPE Relevant Assets Percentage” shall mean, with respect to any LVLT/Lumen Qualified Digital Products Facility or any LVLT/Lumen Qualified Securitization Facility, as applicable, the percentage of the Fair Market Value of the aggregate amount of LVLT/Lumen Digital Products or LVLT/Lumen Securitization Assets, as applicable, that are sold or contributed by a LVLT Subsidiary to the LVLT/Lumen Digital Products Subsidiary or LVLT/Lumen Securitization Subsidiary, as applicable, represented by the Fair Market Value of the LVLT/Lumen Digital Products or LVLT/Lumen Securitization Assets, as applicable, sold or contributed to such Special Purpose Entity by the Non-LVLT Entity.

“SPE Relevant Sweep Percentage” shall mean a percentage equal to the product of 50% and the SPE Relevant Assets Percentage.

“Special Flood Hazard Area” shall have the meaning assigned to such term in Section 5.02(c).

“Special Purpose Entity” shall mean a direct or indirect Subsidiary of any Loan Party, whose organizational documents contain restrictions on its purpose and activities intended to preserve its separateness from such Loan Party and/or one or more Subsidiaries of such Loan Party.

“Specified Lumen Tech Secured Notes Distribution” shall mean the transactions contemplated by the Specified Lumen Tech Secured Notes Transaction (as defined in the Transaction Support Agreement) on the Closing Date.

“Specified Refinancing Cash Proceeds” shall mean, with respect to any person, the net proceeds of any issuance of debt securities of the Borrower or any of the Subsidiaries to a third party that are reserved to be applied within 90 days of the receipt thereof to repay, repurchase or redeem other debt securities of such person or any of its Subsidiaries held by third parties.

“Specified Representations” shall mean those representations and warranties of the Borrower and the Guarantors set forth in Sections 3.01(a) (solely with respect to the Loan Parties), 3.01(d), 3.02(a), 3.02(b)(i)(A) and (B) (solely as it relates to the execution and delivery by the Borrower and each of the Guarantors of each of the Loan Documents to which it is a party, the borrowings and other extensions of credit hereunder on the date on which such representations and warranties are being made and the granting of the Liens in the Collateral pursuant to the Loan Documents), 3.03, 3.10, 3.11, 3.17 (subject to the limitations set forth in the last paragraph of the definition of “Collateral and Guarantee Requirement”), 3.18, 3.23 and 3.24(c).

“Specified Subsidiaries” shall mean, collectively, (i) QCI, (ii) QCF, (iii) QC, (iv) CenturyLink Communications, LLC, (v) each other entity listed on Schedule 1.01 hereto and (vi) each direct and indirect subsidiary of an entity described in clauses (i) through (v), in each case, for so long as (and solely to the extent) such entity has become a Subsidiary of Holdings.

“Standard Securitization Undertakings” shall mean representations, warranties, covenants and indemnities entered into by Holdings or any Subsidiary thereof in connection with a Qualified Receivable Facility, Qualified Digital Products Facility or Qualified Securitization Facility that are reasonably customary (as determined in good faith by the Borrower) in an accounts receivable financing transaction or securitization transaction in the commercial paper, term securitization or structured lending market, including those relating to the servicing or management of the assets of a Securitization Subsidiary and including any obligation of a transferor of Securitization Assets in a Qualified Securitization Facility to repurchase or otherwise make payments with respect to Securitization Assets arising as a result of a breach of a representation, warranty or covenant or otherwise with respect thereto.

“State PUC” shall mean a state public utility commission or other similar state regulatory authority with jurisdiction over the operations of the Borrower or any of the Subsidiaries.

“State PUC License” shall mean any permit, license, authorization, certification, plan, directive, consent order or consent decree of or from any State PUC, in each case, in connection with the operation of the business of the Borrower or any of the Subsidiaries, all renewals and extensions thereof, and all applications filed with such State PUC for which the Borrower or any of the Subsidiaries is an applicant.

“Subagent” shall have the meaning assigned to such term in Section 8.02.

“Subject Subsidiary” shall have the meaning assigned to such term in Section 6.05(b)(iv).

“Subordinated Indebtedness” shall mean (a) any Indebtedness of the Borrower that is contractually subordinated in right of payment to the Loan Obligations and (b) any Indebtedness of any Guarantor that is contractually subordinated in right of payment to the Guarantee of such Guarantor of the Loan Obligations.

“Subordinated Intercompany Note” shall mean the subordinated intercompany note substantially in the form of Exhibit G attached hereto.

“Subsidiary” shall mean, with respect to any person (referred to in this definition as the “parent”), any corporation, limited liability company, partnership, association or other business entity

(a) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or more than 50% of the general partnership interests are, at the time any determination is being made, directly or indirectly, owned, Controlled or held, or

(b) that is, at the time any determination is made, otherwise Controlled, by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent.

Unless otherwise specified, all references herein to a “Subsidiary” or to “Subsidiaries” shall refer to a Subsidiary or Subsidiaries of Holdings. Notwithstanding the foregoing (and except for purposes of the definition of “Unrestricted Subsidiary” and where otherwise specified) an Unrestricted Subsidiary shall be deemed not to be a Subsidiary of Holdings or any of the Subsidiaries for purposes of this Agreement.

“Subsidiary Guarantor” shall mean each Subsidiary of Holdings that is a Guarantor.

“Subsidiary Redesignation” shall have the meaning assigned to such term in the definition of “Unrestricted Subsidiary”.

“Successor Borrower” shall have the meaning provided in Section 6.05(n).

“Successor Rate” has the meaning specified in Section 2.14(b).

“Supported QFC” shall have the meaning assigned to such term in Section 9.25.

“Swap Obligation” shall mean, with respect to any Guarantor, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of Section 1a(47) of the Commodity Exchange Act.

“Taxes” shall mean any and all present or future taxes, duties, levies, imposts, assessments, deductions, withholdings or other similar charges and fees imposed by any Governmental Authority, whether computed on a separate, consolidated, unitary, combined or other basis and any interest, fines, penalties or additions to tax with respect to the foregoing.

“Telecommunications Laws” shall mean any Requirement of Law applicable to the Borrower or any of the Subsidiaries, with respect to the provision of telecommunications services, including telecommunications services provided in correctional institutions, including the Communications Act of 1934, as amended, and the rules and regulations promulgated in relation thereto by the FCC or any State PUC in each state where the Borrower or any Subsidiary conducts or is authorized to conduct business.

“Telecommunications/IS Assets” shall mean (a) any assets (other than cash, Permitted Investments and securities) to be owned by any Subsidiary and used in the Telecommunications/IS Business and (b) Equity Interests of any person that becomes a Subsidiary as a result of the acquisition of such Equity Interests by a Subsidiary from any person other than an Affiliate of Holdings; provided, that, in the case of this clause (b), such person is primarily engaged in the Telecommunications/IS Business.

“Telecommunications/IS Business” shall mean the business of (a) transmitting, or providing (or arranging for the providing of) services relating to the transmission of, voice, video or data through owned or leased transmission facilities, (b) constructing, creating, developing or marketing communications networks, related network transmission equipment, software and other devices for use in a communications business, (c) computer outsourcing, data center management, computer systems integration, reengineering of computer software for any purpose or (d) evaluating, participating or pursuing any other activity or opportunity that is primarily related to those identified in clauses (a), (b) or (c) above; provided, that the determination of what constitutes a Telecommunications/IS Business shall be made in good faith by the Borrower.

“Term B Commitments” shall mean the Term B-1 Commitments, the Term B-2 Commitments, the Term B-3 Commitments, the Term B-4 Commitments, the Term B-5 Commitments and any Incremental Term Loan Commitment by Incremental Term Lenders to make additional Term B Loans to the Borrower pursuant to Section 2.01(b).

“Term B Facility” shall mean the Term B-1 Facility, the Term B-2 Facility, the Term B-3 Facility, the Term B-4 Facility, the Term B-5 Facility and any Incremental Facility consisting of Incremental Term Loan Commitments by Incremental Term Lenders to make additional Term B Loans to the Borrower pursuant to Section 2.01(b).

“Term B Loans” shall mean (a) the Term B-1 Loans, (b) the Term B-2 Loans, (c) any Qualified Joining Lender Term B Loan, (d) the Term B-3 Loans, (e) the Term B-4 Loans, (f) the Term B-5 Loans and (g) any Incremental Term Loans in the form of additional Term B-5 Loans made by the Incremental Term Lenders to the Borrower pursuant to Section 2.01(b).

“Term B-1 Commitment” shall mean, with respect to each Lender, the commitment of such Lender to make Term B-1 Loans hereunder in the amount set forth on Schedule 2.01 opposite such Lender’s name under the column “Term B-1”. The Term B-1 Commitment on the Amendment No. 3 Effective Date is $0.

“Term B-1 Facility” shall mean the Term B-1 Commitments and the Term B-1 Loans made hereunder.

“Term B-1 Loans” shall mean the shorter-dated term loans (a) deemed made by the Lenders on the Closing Date pursuant to Section 2.01(a)(i) and the exchange mechanics set forth in the Amendment Agreement or (b) exchanged at par from Qualified Joining Lender Term B-1 Loans pursuant to Section 2.01(c).

“Term B-1 Maturity Date” shall mean April 15, 2029.

“Term B-2 Commitment” shall mean, with respect to each Lender, the commitment of such Lender to make Term B-2 Loans hereunder in the amount set forth on Schedule 2.01 opposite such Lender’s name under the column “Term B-2”. The Term B-2 Commitment on the Amendment No. 3 Effective Date is $0.

“Term B-2 Facility” shall mean the Term B-2 Commitments and the Term B-2 Loans made hereunder.

“Term B-2 Loans” shall mean the longer-dated term loans deemed made by (a) the Lenders on the Closing Date pursuant to Section 2.01(a)(ii) and the exchange mechanics set forth in the Amendment Agreement or (b) exchanged at par from Qualified Joining Lender Term B-2 Loans pursuant to Section 2.01(c).

“Term B-2 Maturity Date” shall mean April 15, 2030.

“Term B-3 Commitment” shall mean, with respect to each Lender, the commitment of such Lender to make Term B-3 Loans hereunder in the amount set forth on Schedule 2.01 as amended by Amendment No. 1 opposite such Lender’s name under the column “Term B-3”. The Term B-3 Commitment on the Amendment No. 3 Effective Date is $0.

“Term B-3 Facility” shall mean the Term B-3 Commitments and the Term B-3 Loans made hereunder.

“Term B-3 Lenders” shall mean have the meaning set forth in Amendment No. 1.

“Term B-3 Loans” shall mean the term loans made (or deemed made) by the Term B-3 Lenders pursuant to Amendment No. 1.

“Term B-3 Maturity Date” shall mean March 27, 2032.

“Term B-4 Commitment” shall mean, with respect to each Lender, the commitment of such Lender to make Term B-4 Loans hereunder in the amount set forth on Schedule 2.01 as amended by Amendment No. 2 opposite such Lender’s name under the column “Term B-4”. The Term B-4 Commitment on the Amendment No. 3 Effective Date is $0.

“Term B-4 Facility” shall mean the Term B-4 Commitments and the Term B-4 Loans made hereunder.

“Term B-4 Lenders” shall mean have the meaning set forth in Amendment No. 2.

“Term B-4 Loans” shall mean the term loans made (or deemed made) by the Term B-4 Lenders pursuant to Amendment No. 2.

“Term B-4 Maturity Date” shall mean March 27, 2032.

“Term B-5 Commitment” shall mean, with respect to each Lender, the commitment of such Lender to make Term B-5 Loans hereunder in the amount set forth on Schedule 2.01 as amended by Amendment No. 3 opposite such Lender’s name under the column “Term B-5 Commitment”. The Term B-5 Commitment on the Amendment No. 3 Effective Date is $2,400,000,000.

“Term B-5 Facility” shall mean the Term B-5 Commitments and the Term B-5 Loans made hereunder.

“Term B-5 Lenders” shall mean have the meaning set forth in Amendment No. 3.

“Term B-5 Loans” shall mean the term loans made (or deemed made) by the Term B-5 Lenders pursuant to Amendment No. 3.

“Term B-5 Maturity Date” shall mean March 27, 2032.

“Term Class Loans” shall have the meaning assigned to such term in Section 9.08(f).

“Term Facility” shall mean the Term B Facility and/or each of the Other Term Facilities.

“Term Facility Commitment” shall mean the Term B Commitments and/or the Other Term Loan Commitments.

“Term Facility Maturity Date” shall mean, as the context may require, (a) with respect to the Term B-1 Facility, the Term B-1 Maturity Date, (b) with respect to the Term B-2 Facility, the Term B-2 Maturity Date, (c) with respect to the Term B-3 Facility, the Term B-3 Maturity Date, (d) with respect to the Term B-4 Facility, the Term B-4 Maturity Date, (e) with respect to the Term B-5 Facility, the Term B-5 Maturity Date and (f) with respect to any other Class of Term Loans, the maturity dates specified therefor in the applicable Incremental Assumption Agreement, Extension Amendment or Refinancing Amendment.

“Term Lender” shall mean a Lender with a Term Facility Commitment or with outstanding Term Loans.

“Term Loan Installment Date” shall mean any Other Term Loan Installment Date.

“Term Loans” shall mean the Term B Loans and/or the Other Term Loans.

“Term Pro Rata Share” shall have the meaning assigned to such term in Section 9.08(f).

“Term SOFR” shall mean:

(a) for any Interest Period with respect to a Term SOFR Loan, the rate per annum equal to the Term SOFR Screen Rate two U.S. Government Securities Business Days prior to the commencement of such Interest Period with a term equivalent to such Interest Period; provided that if the rate is not published prior to 11:00 a.m. on such determination date then Term SOFR shall mean the Term SOFR Screen Rate on the first U.S. Government Securities Business Day immediately prior thereto; and

(b) for any interest calculation with respect to an ABR Loan on any date, the rate per annum equal to the Term SOFR Screen Rate two U.S. Government Securities Business Days prior to such date with a term of one month commencing that day; provided that if the rate is not published prior to 11:00 a.m. on such determination date then Term SOFR shall mean the Term SOFR Screen Rate on the first U.S. Government Securities Business Day immediately prior thereto;

provided that if the Term SOFR determined in accordance with either of the foregoing clause (a) or (b) of this definition would otherwise be less than 0.00%, the Term SOFR shall be deemed to be 0.00% for purposes of this Agreement.

“Term SOFR Borrowing” shall mean a Borrowing comprised of Term SOFR Loans.

“Term SOFR Loan” shall mean a Loan that bears interest at a rate based on clause (a) of the definition of “Term SOFR”.

“Term SOFR Replacement Date” shall have the meaning specified in Section 2.14(b).

“Term SOFR Screen Rate” shall mean the forward-looking SOFR term rate administered by CME (or any successor administrator) satisfactory to the Administrative Agent) and published on the applicable Reuters screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time.

“Termination Date” shall mean the date on which (a) all Commitments shall have been terminated and (b) the principal of and interest on each Loan, and all fees, expenses and other amounts payable under any Loan Document and all other Loan Obligations shall have been paid in full in cash (other than in respect of contingent indemnification and expense reimbursement claims not then due).

“Test Period” shall mean, on any date of determination, the period of four consecutive fiscal quarters of Holdings then most recently ended (taken as one accounting period) for which financial statements have been (or were required to be) delivered pursuant to Section 5.04(a) or 5.04(b); provided, that prior to the first date financial statements have been delivered pursuant to Section 5.04(a) or 5.04(b), the Test Period in effect shall be the most recently ended full four fiscal quarter period prior to the Closing Date for which financial statements would have been required to be delivered hereunder had the Closing Date occurred prior to the end of such period.

“Third Party Funds” shall mean any accounts or funds, or any portion thereof, received by the Borrower or any of the Subsidiaries as agent on behalf of third parties in accordance with a written agreement that imposes a duty upon Borrower or one or more of the Subsidiaries to collect and remit those funds to such third parties.

“Threshold Amount” shall mean the greater of (a) $275,000,000 and (b) 20% of Pro Forma LTM EBITDA.

“Total Leverage Ratio” shall mean, as of any date of determination, the ratio of

(a) Consolidated Debt of Holdings as of such date minus (i) any Specified Refinancing Cash Proceeds as of such date and (ii) any unrestricted cash or Permitted Investments of Holdings, the Borrower and the Subsidiaries as of such date to

(b) EBITDA of Holdings for the most recently ended Test Period on or prior to such date;

provided, that the Total Leverage Ratio shall be determined on a Pro Forma Basis.

“Transaction Support Agreement” shall mean that certain Amended and Restated Transaction Support Agreement, dated as of January 22, 2024, among Holdings, Lumen, QC and the creditors of Holdings and Lumen from time to time party thereto and the other entities party thereto as amended, restated, supplemented or otherwise modified from time to time prior to the Closing Date.

“Transactions” shall mean the “Transactions” as such term is defined in the Transaction Support Agreement and any other transaction contemplated by, relating to or in connection with the Transaction Support Agreement (including, for the avoidance of doubt, any transfers or distributions in connection therewith, including any transfers or distributions of proceeds of the EMEA Sale (as defined in the Transaction Support Agreement)).

“Type” shall mean, with respect to any Loan, its character as an ABR Loan or a Term SOFR Loan.

“UK Financial Institution” shall mean any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person subject to IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms.

“UK Resolution Authority” shall mean the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.

“Uniform Commercial Code” or “UCC” shall mean the Uniform Commercial Code as the same may from time to time be in effect in the State of New York or the Uniform Commercial Code (or similar code or statute) of another jurisdiction, to the extent it may be required to apply to any item or items of Collateral.

“United States” shall mean the United States of America.

“Unregulated Grantor Subsidiary” shall mean

(a) each Subsidiary that is a Collateral Guarantor as of the Closing Date,

(b) each Subsidiary (other than any Subsidiary that is a Regulated Grantor Subsidiary) and

(c) each Subsidiary that directly or indirectly owns any Equity Interest in any Designated Grantor Subsidiary (other than any Subsidiary that is a Regulated Grantor Subsidiary).

“Unregulated Guarantor Subsidiary” shall mean

(a) each Subsidiary Guarantor as of the Closing Date,

(b) each Subsidiary (other than any Subsidiary that is a Regulated Guarantor Subsidiary), and

(c) each Subsidiary that directly or indirectly owns any Equity Interest in any Designated Guarantor Subsidiary (other than any Subsidiary that is a Regulated Guarantor Subsidiary).

“Unrestricted Subsidiary” shall mean

(a) any Subsidiary (other than the Borrower), whether owned on, or acquired or created after, the Closing Date, that is designated after the Closing Date by the Borrower as an Unrestricted Subsidiary hereunder by written notice to the Administrative Agent; provided, that the Borrower shall only be permitted to so designate a new Unrestricted Subsidiary following the Closing Date so long as:

(i) such Subsidiary and its subsidiaries (A) are not after giving effect to such designation and any designation under other agreements of Holdings or its Subsidiaries (and at all times thereafter shall not be) obligors in respect of any Indebtedness where the creditors in respect of such Indebtedness also have recourse to any of the assets of Holdings or any of its Subsidiaries other than Subsidiaries designated as Unrestricted Subsidiaries (other than as a result of Permitted Liens described in Section 6.02(x)(ii)), and (B) do not at the time of designation or after giving effect to such designation and any designation under other agreements of Holdings or its Subsidiaries (and at all times thereafter) own Equity Interests or Indebtedness of, or have Liens over any assets of, Holdings or any Subsidiary (other than subsidiaries of the Subsidiary to be so designated);

(ii) all Investments in such Unrestricted Subsidiary at the time of designation (as contemplated by the immediately following sentence) are permitted in accordance with the relevant requirements of Section 6.04;

(iii) [reserved];

(iv) such Subsidiary that is designated as an Unrestricted Subsidiary does not at the time of designation own or control any Material Asset (including, with respect to Intellectual Property included in the Material Assets, any exclusive license or other exclusive right to such Intellectual Property);

(v) [reserved]; and

(vi) at the time of designation, no Event of Default under Section 7.01(b), (c), (d) (solely as it relates to Article VI), (h) or (i) has occurred and is continuing or would result from such designation; and

(b) any subsidiary of an Unrestricted Subsidiary (unless transferred to such Unrestricted Subsidiary or any of its subsidiaries by Holdings or one or more of its Subsidiaries after the date of the designation of the parent entity as an “Unrestricted Subsidiary” hereunder, in which case the subsidiary so transferred would be required to be independently designated in accordance with the preceding clause (a)).

Notwithstanding anything to the contrary contained herein or in any other Loan Document, no Material Assets may, directly or indirectly, be transferred, exclusively licensed (it being understood that non-exclusive licenses shall be permitted), contributed or otherwise Disposed of to any Unrestricted Subsidiary by the Borrower or any Subsidiary.

The designation of any Subsidiary as an Unrestricted Subsidiary shall constitute an Investment by the Borrower (or the Subsidiaries) therein at the date of designation in an amount equal to the Fair Market Value of the Borrower’s (or the Subsidiaries’) Investments therein, which shall be required to be permitted on such date in accordance with Section 6.04 (other than Section 6.04(b) or Section 6.04(dd)).

The Borrower may designate any Unrestricted Subsidiary to be a Subsidiary for purposes of this Agreement (each, a “Subsidiary Redesignation”); provided, that no Event of Default under Section 7.01(b), (c), (d) (solely as it related to Article VI), (h) or (i) has occurred and is continuing or would result therefrom (after giving effect to the provisions of the immediately succeeding sentence). The designation of any Unrestricted Subsidiary as a Subsidiary after the Closing Date shall constitute (x) the incurrence at the time of designation of any Investment, Indebtedness or Liens of such Subsidiary existing at such time and (y) a return on any Investment by the applicable Loan Party (or its relevant Subsidiaries) in Unrestricted Subsidiaries pursuant to the preceding sentence in an amount equal to the Fair Market Value at the date of such designation of such Loan Party’s (or its relevant Subsidiaries’) Investment in such Subsidiary.

“U.S. Government Securities Business Day” shall mean any day except for (a) a Saturday, (b) a Sunday or (c) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities.

“U.S. Person” shall mean any person that is a “United States Person” as defined in Section 7701(a)(30) of the Code.

“U.S. Special Resolution Regimes” shall have the meaning assigned to such term in Section 9.25.

“U.S. Tax Compliance Certificate” shall have the meaning assigned to such term in Section 2.17(d).

“USA PATRIOT Act” shall mean the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (Title III of Pub. L. No. 107-56 (signed into law October 26, 2001)).

“Voting Stock” of any person shall mean Equity Interests of such person which ordinarily has voting power for the election of directors (or persons performing similar functions) of such person, whether at all times or only for so long as no senior class of securities has such voting power by reason of any contingency.

“Waiver” shall have the meaning assigned to such term in Section 9.04(g).

“Weighted Average Life to Maturity” shall mean, when applied to any Indebtedness at any date, the number of years obtained by dividing: (a) the sum of the products obtained by multiplying (i) the amount of each then remaining installment, sinking fund, serial maturity or other required payments of principal, including payment at final maturity, in respect thereof, by (ii) the number of years (calculated to the nearest one-twelfth) that will elapse between such date and the making of such payment; by (b) the then outstanding principal amount of such Indebtedness.

“Wholly-Owned Subsidiary” of any person shall mean a subsidiary of such person, all of the Equity Interests of which (other than directors’ qualifying shares or nominee or other similar shares required pursuant to applicable law) are owned by such person or another Wholly-Owned Subsidiary of such person. Unless the context otherwise requires, “Wholly-Owned Subsidiary” shall mean a Subsidiary of Holdings that is a Wholly-Owned Subsidiary of Holdings.

“Withdrawal Liability” shall mean liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

“Withholding Agent” shall mean the Administrative Agent and any Loan Party.

“Write-Down and Conversion Powers” shall mean, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers.

Section 1.02. Terms Generally; GAAP. The definitions set forth or referred to in Section 1.01 shall apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The phrase “permitted by” and the phrase “not prohibited by” shall be synonymous, and any transaction not specifically prohibited by the terms of the Loan Documents shall be deemed to be permitted by the Loan Documents. The term “continuing” means, with respect to a Default or Event of Default, that it has not been cured (including by performance) or waived. The phrase “in good faith” when used with respect to a determination made by a Loan Party shall mean that such determination was made in the prudent exercise of its commercial judgment and shall be deemed to be conclusive if fully disclosed in writing (in reasonable detail) to the Lenders and the Required Lenders have not objected to such determination within fifteen Business Days of such disclosure to the Administrative Agent and the Lenders. The phrases “ordinary course of business” and “consistent with past practice” shall each mean an action that is taken by the Borrower or any Subsidiary (or an officer, director or employee of such person) that is not inconsistent with the manner in which the businesses of the Borrower or any Subsidiary has previously been operated or the manner in which the directors or officers of the Borrower or a Subsidiary have previously exercised their business judgment or would expect to exercise their business judgment. All references herein to Articles, Sections, Exhibits and Schedules shall be deemed references to Articles and Sections of, and Exhibits and Schedules to, this Agreement unless the context shall otherwise require. Except as otherwise expressly provided herein, any reference in this Agreement to any Loan Document shall mean such document as amended, restated, amended and restated, supplemented or otherwise modified from time to time.

Except as otherwise expressly provided herein (including, for the avoidance of doubt, the proviso in the definition of “Capitalized Lease Obligations”), all terms of an accounting or financial nature shall be construed and determined in accordance with GAAP, as in effect from time to time; provided, that if at any time, any change in GAAP would affect the computation of any financial ratio or requirement in the Loan Documents and the Borrower notifies the Administrative Agent that the Borrower requests an amendment (or if the Administrative Agent notifies the Borrower that the Required Lenders request an amendment), the Administrative Agent, the Lenders and the Borrower shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP (subject to the approval of the Required Lenders), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such financial ratio or requirement shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such provision is amended in accordance herewith.

Notwithstanding any other provision contained herein, all terms of an accounting or financial nature used herein shall be construed, and all computations of amounts and ratios referred to herein shall be made:

(a) without giving effect to any election under Accounting Standards Codification 825-10-25 (or any other Accounting Standards Codification or Financial Accounting Standard having a similar result or effect) to value any Indebtedness or other liabilities of the Borrower or any Subsidiary at “fair value,” as defined therein,

(b) without giving effect to any treatment of Indebtedness in respect of convertible debt instruments under Accounting Standards Codification 470-20 (or any other Accounting Standards Codification or Financial Accounting Standard having a similar result or effect) to value any such Indebtedness in a reduced or bifurcated manner as described therein, and such Indebtedness shall at all times be valued at the full stated principal amount thereof, and

(c) for the avoidance of doubt, except as provided in the definition of “Consolidated Net Income,” without giving effect to the financial condition, results and performance of the Unrestricted Subsidiaries.

All determinations of fair market value under a Loan Document shall be made by the Borrower in good faith and, if such determination is either (a) consistent with a valuation or opinion of an Independent Financial Advisor, (b) pursuant to a certificate of a Responsible Officer or resolutions of the Board of Directors setting out such fair market value as determined by such Officer or such Board of Directors in good faith or (c) fully disclosed (in reasonable detail) to the Lenders, and neither the Required Lenders have objected to such determination within fifteen Business Days of such disclosure, then such determination shall be conclusive for all purposes under the Loan Documents or related to the Obligations.

Section 1.03. Timing of Payment or Performance. Except as otherwise expressly provided herein, when the payment of any obligation or the performance of any covenant, duty or obligation is stated to be due or performance required on a day which is not a Business Day, the date of such payment or performance shall extend to the immediately succeeding Business Day.

Section 1.04. Times of Day. Unless otherwise specified herein, all references herein to times of day shall be references to Local Time.

Section 1.05. Classification of Loans and Borrowings. For purposes of this Agreement, Loans may be classified and referred to by Class (e.g., a “Term B Loan”) or by Type (e.g., a “Term SOFR Loan”) or by Class and Type (e.g., a “Term SOFR Term B Loan”). Borrowings also may be classified and referred to by Class (e.g., a “Term B Borrowing”) or by Type (e.g., a “Term SOFR Borrowing”) or by Class and Type (e.g., a “Term SOFR Term B Borrowing”).

Section 1.06. Interest Rates. The Administrative Agent does not warrant, nor accept responsibility, nor shall the Administrative Agent have any responsibility or liability with respect to the administration, submission or any other matter related to any reference rate referred to herein or with respect to any rate (including, for the avoidance of doubt, the selection of such rate and any related spread or other adjustment) that is an alternative or replacement for or successor to any such rate (including, without limitation, any Successor Rate) (or any component of any of the foregoing) or the effect of any of the foregoing, or of any Conforming Changes. The Administrative Agent and its affiliates or other related entities may engage in transactions or other activities that affect any reference rate referred to herein, or any alternative, successor or replacement rate (including, without limitation, any Successor Rate) (or any component of any of the foregoing) or any related spread or other adjustments thereto, in each case, in a manner adverse to the Borrower. The Administrative Agent may select information sources or services in its reasonable discretion to ascertain any reference rate referred to herein or any alternative, successor or replacement rate (including, without limitation, any Successor Rate) (or any component of any of the foregoing), in each case pursuant to the terms of this Agreement, and shall have no liability to the Borrower, any Lender or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any delay, error or other action or omission related to or affecting the selection, determination, or calculation of any rate (or component thereof) provided by any such information source or service.

Section 1.07. Divisions. Any reference herein to a merger, transfer, consolidation, amalgamation, assignment, sale, disposition or transfer, or similar term, shall be deemed to apply to a division of or by a person, or an allocation of assets to a series of a person (or the unwinding of such a division or allocation), as if it were a merger, transfer, consolidation, amalgamation, assignment, sale, disposition or transfer, or similar term, as applicable, to, of or with a separate person. Any division of a person shall constitute a separate person hereunder (and each division of any person that is a Subsidiary, joint venture or any other like term shall also constitute such a person or entity).

Section 1.08. Effectuation of Transactions. Each of the representations and warranties with respect to Holdings, the Borrower and any of the Subsidiaries contained in this Agreement (and all corresponding definitions) are made solely after giving pro forma effect to the Transactions, unless the context otherwise requires.

Section 1.09. Ratio and Non-Ratio Basket Usage. Unless the Borrower elects otherwise, if the Borrower or any of Holdings’ Subsidiaries, in connection with any transaction, any series of related transactions, or any other series of transactions (or with respect to which a Limited Condition Transaction) occurring within five Business Days of each other,

(a) incurs Indebtedness, creates Liens, makes Asset Sales, makes Investments, designates any Subsidiary as restricted or unrestricted, repays Indebtedness, makes a Restricted Payment, consummates any transaction or takes (or refrains from taking) any action, under, as permitted by, or in reliance on a provision of a Loan Document that requires compliance with a financial ratio or any other measurement of financial or operational performance (a “ratio-based basket”), and

(b) incurs Indebtedness, creates Liens, makes Asset Sales, makes Investments, designates any Subsidiary as restricted or unrestricted, repays Indebtedness, makes a Restricted Payment, consummates any transaction or takes (or refrains from taking) any action, under, as permitted by, or in reliance on a provision of a Loan Document that is not a ratio-based basket (a “non ratio-based basket”), which shall occur within five Business Days of the events in clause (a) above, then, notwithstanding anything to the contrary in the Loan Documents, with respect to any calculation of a financial ratio or other measurement of financial or operational performance (including any such determination on a Pro Forma Basis), such financial ratio or other measurement of financial or operational performance may be calculated without regard to any other action identified by the Borrower that was taken in connection with such transaction or series of transactions, including any action taken in reliance upon a non ratio-based basket.

ARTICLE II

THE CREDITS

Section 2.01. Commitments. Subject to the terms and conditions set forth herein:

(a)

(i) On the Closing Date, subject to the terms and conditions set forth herein, each Lender shall be deemed to have made (i) Term B-1 Loans in Dollars to the Borrower in an aggregate principal amount of its Term B-1 Commitment on the Closing Date and (ii) Term B-2 Loans in Dollars to the Borrower in an aggregate principal amount of its Term B-2 Commitment on the Closing Date.

(ii) On the Amendment No. 1 Effective Date, subject to the terms and conditions set forth in Amendment No. 1, each Term B-3 Lender shall make (or be deemed to have made) Term B-3 Loans in Dollars to the Borrower in an aggregate principal amount of its Term B-3 Commitment on the Amendment No. 1 Effective Date.

(iii) On the Amendment No. 2 Effective Date, subject to the terms and conditions set forth in Amendment No. 2, each Term B-4 Lender shall make (or be deemed to have made) Term B-4 Loans in Dollars to the Borrower in an aggregate principal amount of its Term B-4 Commitment on the Amendment No. 2 Effective Date.

(iv) On the Amendment No. 3 Effective Date, subject to the terms and conditions set forth in Amendment No. 3, each Term B-5 Lender shall make (or be deemed to have made) Term B-5 Loans in Dollars to the Borrower in an aggregate principal amount of its Term B-5 Commitment on the Amendment No. 3 Effective Date.

(b) Each Lender having an Incremental Commitment agrees, severally and not jointly, subject to the terms and conditions set forth herein and, in the case of Other Incremental Term Loans and/or Incremental Revolving Loans, in the applicable Incremental Assumption Agreement, to make Incremental Loans to the Borrower in an aggregate principal amount not to exceed its Incremental Commitment.

(c) Notwithstanding anything to the contrary herein, on or before the date that is 90 days after the Closing Date (or, if any Existing 2027 Term Loan is subject to an Open Trade (as defined in the Transaction Support Agreement) on the date that is 90 days after the Closing Date, the date of settlement of such Open Trade), the Borrower and any Qualified Existing 2027 Term Lender may agree to exchange and fully discharge the Existing 2027 Term Loans of such Qualified Existing 2027 Term Lender through Borrowings of additional Term B Loans in the form of an equal amount of Qualified Joining Lender Term B-1 Loans and Qualified Joining Lender Term B-2 Loans, in each case, deemed made by cashless roll by such Qualified Existing 2027 Term Lender as a Lender under this Agreement (a “Qualified Joining Lender”) on the date of the applicable cashless rolls (the “Qualified Joining Term B Loan Exchange”). A Qualified Existing 2027 Term Lender shall become a Qualified Joining Lender hereunder after the Closing Date by (x) its execution and delivery to the Administrative Agent, the Collateral Agent and the Borrower of a joinder substantially in the form of Exhibit K hereto (a “Qualified Joinder”) and (y) the Borrower paying all accrued and unpaid interest owing to such Qualified Existing 2027 Term Lender at such time in accordance with the terms of the Existing Credit Agreement in respect of the Existing 2027 Term Loans that are exchanged directly into Qualified Joining Lender Term B Loans to such Qualified Existing 2027 Term Lender in cash on the date of the applicable cashless rolls; provided, that the Qualified Joining Term B Loan Exchange shall occur on the date on which each of the foregoing conditions in clauses (x) and (y) is satisfied (it being understood that the Administrative Agent may assume that the condition in clause (y) has been satisfied on the same date as the condition in clause (x) has been satisfied, unless the Administrative Agent is otherwise notified in writing by the Borrower or the Qualified Existing 2027 Term Lender) (“Qualified Joining Exchange Date”); provided, further, that if the Qualified Joining Term B Loan Exchange shall occur on a date that is five or less Business Days prior to any Interest Payment Date, the Qualified Joining Exchange Date for such Qualified Joining Term B Loan Exchange shall be the Business Day immediately after such Interest Payment Date. Notwithstanding anything to the contrary herein:

(i) commencing on the Qualified Joining Exchange Date, the Qualified Joining Lender Term B Loans shall be deemed for all purposes hereunder to be: (x) in the case of the Qualified Joining Lender Term B-1 Loans, Term B-1 Loans and (y) in the case of the Qualified Joining Lender Term B-2 Loans, Term B-2 Loans and shall, for the avoidance of doubt, accrue interest at the same rate as, be the same Type of Loan as, have the same stated maturity as and have an Interest Period that is coterminous with, (x) in the case of the Qualified Joining Lender Term B-1 Loans, the Term B-1 Loans deemed made on the Closing Date and (y) in the case of the Qualified Joining Lender Term B-2 Loans, the Term B-2 Loans deemed made on the Closing Date and

(ii) each Qualified Joining Lender automatically irrevocably confirms that all “Obligations” (as defined in the Existing Credit Agreement) in respect of the Existing 2027 Term Loans so exchanged and discharged pursuant to this Section 2.01(c) shall be permanently terminated and released on and from the Qualified Joining Exchange Date.

(d) Term Loans that are repaid or prepaid may not be reborrowed.

Section 2.02. Loans and Borrowings.

(a) Each Term Loan shall be made as part of a Borrowing consisting of Term Loans of the same Class and of the same Type made by the Lenders ratably in accordance with their respective Commitments of the applicable Class. The failure of any Lender to make any Term Loan required to be made by it shall not relieve any other Lender of its obligations hereunder; provided, that the Commitments of the Lenders are several and no Lender shall be responsible for any other Lender’s failure to make Loans as required.

(b) Subject to Section 2.14, each Borrowing shall be comprised entirely of ABR Loans or Term SOFR Loans as the Borrower may request in accordance herewith. Each Lender at its option may make any ABR Loan or Term SOFR Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan (and in the case of an Affiliate, the provisions of

Sections 2.15, 2.16 and 2.17 shall apply to such Affiliate to the same extent as to such Lender); provided, that any exercise of such option shall not affect the obligation of the Borrower to repay such Loan in accordance with the terms of this Agreement and such Lender shall be otherwise treated as the Lender for all purposes under this Agreement and the other Loan Documents, but shall not be entitled to any amounts payable under Section 2.15 or 2.17 solely in respect of increased costs resulting from such exercise and existing at the time of such exercise.

(c) Borrowings of more than one Type and Class may be outstanding at the same time; provided, that the Borrower shall not be entitled to request any Borrowing or conversion that, if made, and after giving effect to all Borrowings, all conversions of Loans from one Type to another, and all continuations of Loans of the same Type, would result in more than five Term SOFR Borrowings, increasing to ten Term SOFR Borrowings upon the effectiveness of any Incremental Revolving Facility Commitment, outstanding under all Facilities at any time (or, in each case, such additional number of Term SOFR Borrowings as the Administrative Agent may agree). Borrowings having different Interest Periods, regardless of whether they commence on the same date, shall be considered separate Borrowings.

(d) Notwithstanding any other provision of this Agreement, the Borrower shall not be entitled to request, or to elect to convert or continue, any Borrowing of any Class if the Interest Period requested with respect thereto would end after the Maturity Date of the Facility under which such Borrowing was made.

Section 2.03. Borrowings, Conversions and Continuations. Each Borrowing, each conversion of Loans from one Type to another, and each continuation of Term SOFR Loans shall be made upon the Borrower’s irrevocable notice to the Administrative Agent in the form of a Committed Loan Notice; provided that the initial borrowing of Incremental Loans can be revocable and/or conditioned on the occurrence of a transaction permitted by this Agreement. Each such Committed Loan Notice must be received by the Administrative Agent (x) in the case of a request for a Borrowing of, conversion to or continuation of Term SOFR Loans, not later than 11:00 a.m., Local Time, (i) in the case of any Borrowing on the Closing Date, one Business Day before such proposed Borrowing or (ii) in all other cases, two Business Days before the date of the proposed Borrowing, conversion or continuation or (y) in the case of a request for a Borrowing of ABR Loans, not later than 12:00 p.m., Local Time, one Business Day before the date of the proposed Borrowing (or such earlier time as the Administrative Agent may agree). Each Borrowing shall be in an integral multiple of the Borrowing Multiple and not less than the Borrowing Minimum. If less than all the outstanding principal amount of any Borrowing shall be converted or continued, then each resulting Borrowing shall be in an integral multiple of the Borrowing Multiple and not less than the Borrowing Minimum and satisfy the limitations specified in Section 2.02(c) regarding the maximum number of Borrowings of the relevant Type. Each Committed Loan Notice shall specify the following information in compliance with Section 2.02:

(a) whether the Borrower is requesting (x) a Borrowing and whether such Borrowing is to be a Borrowing of Term B-1 Loans, Term B-2 Loans, Term B-3 Loans, Term B-4 Loans, Term B-5 Loans or Other Term Loans of a particular Class, as applicable, (y) a conversion of Loans from one Type to the other or (z) a continuation of Term SOFR Loans;

(b) the aggregate amount of the Loans to be borrowed, converted or continued;

(c) the requested date of the Borrowing, conversion or continuation, as the case may be, which shall be a Business Day;

(d) the Type of Loans to be borrowed or to which existing Loans are to be converted;

(e) if applicable, the initial Interest Period to be applicable thereto, which shall be a period contemplated by the definition of “Interest Period”; and

(f) if applicable, the location and number of the Borrower’s account to which funds are to be disbursed.

If the Borrower fails to specify the Type of Loan in a Committed Loan Notice or if the Borrower fails to give a timely notice requesting a conversion or continuation, then the applicable Loans shall be made as, or converted to, ABR Loans. If the Borrower requests a Borrowing of, conversion to or continuation of Term SOFR Loans, but fails to specify an Interest Period with respect thereto, then the Borrower shall be deemed to have selected an Interest Period of one month’s duration. Promptly following receipt of a Committed Loan Notice in accordance with this Section 2.03, the Administrative Agent shall advise each applicable Lender of the details thereof and, in the case of a Borrowing, the amount of such Lender’s Loan to be made as part of the requested Borrowing. If no timely notice of a conversion or continuation is provided by the Borrower, the Administrative Agent shall notify each Lender of the details of any automatic conversion to ABR Loans described in this Section 2.03. Notwithstanding any contrary provision hereof, if an Event of Default has occurred and is continuing, then, at the election of the Administrative Agent (acting at the direction of the Required Lenders) (i) no outstanding Borrowing may be converted to or continued as a Term SOFR Borrowing and (ii) unless repaid, each Term SOFR Borrowing shall be converted to an ABR Borrowing at the end of the then-current Interest Period thereof. Notwithstanding any other provision of this Section 2.03, the Borrower shall not be permitted to change the Class of any Borrowing.

Section 2.04. [Reserved].

Section 2.05. [Reserved].

Section 2.06. [Reserved].

Section 2.07. [Reserved].

Section 2.08. [Reserved].

Section 2.09. Repayment of Loans; Evidence of Debt.

(a) The Borrower hereby unconditionally promises to pay to the Administrative Agent for the account of each Lender the then unpaid principal amount of each Term Loan of such Lender as provided in Section 2.10.

(b) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrower to such Lender resulting from each Loan made by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder.

(c) The Administrative Agent shall maintain accounts in which it shall record (i) the amount of each Loan made hereunder, the Facility, Class and Type thereof and the Interest Period (if any) applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder and (iii) any amount received by the Administrative Agent hereunder for the account of the Lenders and each Lender’s share thereof.

(d) The entries made in the accounts maintained pursuant to clause (b) or (c) of this Section 2.09 shall be prima facie evidence of the existence and amounts of the obligations recorded therein; provided, that the failure of any Lender or the Administrative Agent to maintain such accounts or any error therein shall not in any manner affect the obligation of the Borrower to repay the Loans in accordance with the terms of this Agreement. In the event of any inconsistency between the entries made pursuant to clause (b) and (c) of this Section 2.09, the accounts maintained by the Administrative Agent pursuant to clause (c) of this Section 2.09 shall control.

Section 2.10. Repayment of Term Loans and Prepayment Procedures.

(a) Subject to the other clauses of this Section 2.10 and to Section 9.08(f),

(i) the Borrower shall repay principal of outstanding Term B-1 Loans on the Term B-1 Maturity Date in an aggregate principal amount equal to the then unpaid principal amount of such Term B-1 Loans outstanding;

(ii) the Borrower shall repay principal of outstanding Term B-2 Loans on the Term B-2 Maturity Date in an aggregate principal amount equal to the then unpaid principal amount of such Term B-2 Loans outstanding;

(iii) the Borrower shall repay principal of outstanding Term B-3 Loans on the Term B-3 Maturity Date in an aggregate principal amount equal to the then unpaid principal amount of such Term B-3 Loans outstanding;

(iv) the Borrower shall repay principal of outstanding Term B-4 Loans on the Term B-4 Maturity Date in an aggregate principal amount equal to the then unpaid principal amount of such Term B-4 Loans outstanding;

(v) the Borrower shall repay principal of outstanding Term B-5 Loans on the Term B-5 Maturity Date in an aggregate principal amount equal to the then unpaid principal amount of such Term B-5 Loans outstanding;

(vi) in the event that any Other Term Loans are made, the Borrower shall repay such Other Term Loans on the dates and in the amounts set forth in the related Incremental Assumption Agreement, Extension Amendment or Refinancing Amendment (each such date being referred to as an “Other Term Loan Installment Date”);

(vii) in the event that any Incremental Revolving Loans are made, the Borrower shall repay such Incremental Revolving Loans on the dates and in the amounts set forth in the related Incremental Assumption Agreement; and

(viii) to the extent not previously paid, all outstanding Loans shall be due and payable on the applicable Maturity Date.

(b) [Reserved].

(c) Notwithstanding anything herein to the contrary:

(i) any mandatory prepayment of Term Loans pursuant to Section 2.11 shall be applied so that the aggregate amount of such prepayment is allocated among all Classes of outstanding Term Loans pro rata based on the aggregate principal amount of each Class of outstanding Term Loans, if any, to reduce amounts due on the succeeding Term Loan Installment Dates, if any, for such Classes and/or to repay the principal amount thereof if no such Term Loan Installment Dates exist for the applicable Class or to the extent such amounts are reduced to zero pursuant to prepayments applied pursuant to this sentence; provided, that, subject to the pro rata application to Term Loans outstanding within any respective Class of Term Loans, with respect to mandatory prepayments of Term Loans pursuant to Section 2.11, any Class of Other Term Loans may receive less than its pro rata share thereof (as a result of any Declined Prepayment Amount or to the extent the respective Class receiving less than its pro rata share has consented thereto) so long as the amount by which its pro rata share exceeds the amount actually applied to such Class is applied to repay (on a pro rata basis) the outstanding Term B Loans and any other Classes of then outstanding Other Term Loans; and

(ii) any mandatory prepayment of Term Loans pursuant to Section 2.11(b) shall be applied by the Borrower so that the aggregate amount of such prepayment is allocated among (x) the Term Loans and (y) any Other First Lien Debt (or any Permitted Refinancing Indebtedness in respect thereof that is secured on a pari passu basis with the Obligations) that requires mandatory prepayment or repurchase from any Net Proceeds, in the case of clauses (x) and (y), pro rata based on the aggregate principal amount of the Term Loans and such Other First Lien Debt outstanding (or, in the discretion of the Borrower, on a basis that results in a greater than pro rata paydown for the Term Loans) (provided, that in respect of the Net Proceeds of the kind described in clauses (e) and (f) of the definition thereof, to the extent the holders of Other First Lien Debt decline to have such Indebtedness repurchased, repaid or prepaid with the amount of any such Net Proceeds, the declined amount of such Net Proceeds shall promptly (and, in any event, within five (5) Business Days after the date of such rejection) be applied to prepay the Term Loans in accordance with the terms hereof (to the extent such amount of such Net Proceeds would otherwise have been required to be applied if such Other First Lien Debt was not then outstanding)).

Any optional prepayments of the Term Loans pursuant to Section 2.11(a) shall be applied to the remaining installments of the Term Loans under the applicable Class or Classes as the Borrower may in each case direct.

Prior to any prepayment of any Loan under any Facility hereunder, the Borrower shall select the Borrowing or Borrowings under the applicable Facility to be prepaid and shall notify the Administrative Agent of such selection not later than (i) 11:00 a.m., Local Time, in the case of an ABR Borrowing, on the scheduled date of such prepayment and (ii) 2:00 p.m., Local Time, in the case of a Term SOFR Borrowing, at least two Business Days before the scheduled date of such prepayment (or, in each case, such shorter period acceptable to the Administrative Agent). Each such notice shall be irrevocable; provided, that a notice of prepayment may state that such notice is conditioned upon the effectiveness of other credit facilities, indentures or similar agreements or other transactions, in which case such notice may be revoked by the Borrower (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied. Each repayment of a Borrowing shall be applied ratably to the Loans included in the repaid Borrowing. All repayments of Loans shall be accompanied by (A) accrued interest on the amount repaid to the extent required by Section 2.13(d) and (B) break funding payments pursuant to Section 2.16.

(d) The Borrower shall notify the Administrative Agent in writing of any mandatory prepayment of Term Loans required to be made pursuant to Section 2.11(b), 2.11(d) or 2.11(e) at least three Business Days prior to the date of such prepayment. Each such notice shall specify the date of such prepayment and provide a reasonably detailed calculation of the amount of such prepayment. The Administrative Agent will promptly notify each Term Lender of the contents of any such prepayment notice and of such Term Lender’s ratable portion of such prepayment (based on such Lender’s pro rata share of each relevant Class of the Term Loans). Any Term Lender (a “Declining Term Lender”) may elect, by delivering written notice to the Administrative Agent and the Borrower no later than 5:00 p.m. one (1) Business Day after the date of such Term Lender’s receipt of notice from the Administrative Agent regarding such prepayment, that the full amount of any mandatory prepayment otherwise required to be made with respect to the Term Loans held by such Term Lender pursuant to Section 2.11(b), 2.11(d) or 2.11(e) not be made (the aggregate amount of such prepayments declined by the Declining Term Lenders, the “Declined Prepayment Amount”). If a Term Lender fails to deliver notice setting forth such rejection of a prepayment to the Administrative Agent within the time frame specified above or such notice fails to specify the principal amount of the Term Loans to be rejected, any such failure will be deemed an acceptance of the total amount of such mandatory prepayment of Term Loans. Any Declined Prepayment Amount which would otherwise have been applied to such Term Loans of the Declining Term Lenders shall instead be retained by the Borrower.

Section 2.11. Prepayment of Loans.

(a) The Borrower shall have the right at any time and from time to time to prepay any Loan in whole or in part, without premium or penalty (subject to Section 2.16 and prior notice in accordance with the provisions of Section 2.10(c)), in an aggregate principal amount that is an integral multiple of the Borrowing Multiple and not less than the Borrowing Minimum or, if less, the amount outstanding, subject to prior notice in accordance with the first sentence of Section 2.10(d). Any prepayment of Term B-5 Loans made prior to the date that is six months after the Amendment No. 3 Effective Date in connection with a Repricing Event shall be accompanied by the payment of the fee set forth in Section 2.12(c).

(b) The Borrower shall apply

(i) all Net Proceeds (other than Net Proceeds of the kind (x) described in the following clause (ii) or (y) subject to the provisions of Section 2.11(b) as set forth in the immediately subsequent paragraph) within five (5) Business Days (or, in the case of Other First Lien Debt that requires mandatory prepayment or repurchase from any Net Proceeds, within the period set forth in the documentation governing such Other First Lien Debt) after receipt thereof to prepay Term Loans in accordance with Sections 2.10(c) and (d); provided, that Net Proceeds of the kind described in clauses (e) and (f) of the definition thereof that are required to prepay the Term Loans and (if applicable) Other First Lien Debt shall be reduced dollar-for-dollar by the amount of Net Proceeds applied to prepay, repurchase, redeem or otherwise discharge Indebtedness secured by a Junior Lien in accordance with the following proviso; provided, further, that the Borrower may deliver a certificate of a Responsible Officer of the Borrower to the Administrative Agent promptly following receipt of any such Net Proceeds setting forth the Borrower’s intention to apply an amount equal to all or any portion of such Net Proceeds to prepay, repurchase, redeem or otherwise discharge Indebtedness secured by a Junior Lien and shall have 90 days to apply such amount in such manner; provided, further, that if all or a portion of such amount is not so applied by such 90th day or is no longer intended to be or cannot be so applied in such manner at any time after delivery of such certificate, all or such portion of such amount shall be applied in accordance with Sections 2.10(c) and (d) within five (5) Business Days after such 90th day or the Borrower reasonably determining that such Net Proceeds are no longer intended to be or cannot be so applied, as applicable, and

(ii) all Net Proceeds from any issuance or incurrence of Refinancing Notes and Refinancing Term Loans (other than solely by means of extending or renewing then-existing Refinancing Notes or Refinancing Term Loans without resulting in any Net Proceeds) no later than five (5) Business Days after the date on which such Refinancing Notes and Refinancing Term Loans are issued or incurred, to prepay Term Loans in accordance with Section 2.23 and the definition of “Refinancing Notes” (as applicable).

Notwithstanding anything to the contrary in this Section 2.11(b) or elsewhere in this Agreement, (x) to the extent that (A) any or all of the Net Proceeds of any Asset Sale or Recovery Event by a Foreign Subsidiary are prohibited by any Requirement of Law from being loaned, distributed or otherwise transferred to the Borrower or any Domestic Subsidiary or materially adverse consequences to (including any material Tax incurred by) the Borrower or any of its Affiliates would result therefrom or (B) any or all of the Net Proceeds of any Asset Sale or Recovery Event by a Foreign Subsidiary are prohibited from being transferred to the Borrower for application in accordance with this Section 2.11(b) by any applicable organizational documents, joint venture agreement, shareholder agreement, or similar agreement or any other contractual obligation with an unaffiliated third party (including any agreement governing Indebtedness) that was not created in contemplation of such Asset Sale or Recovery Event, then in each case an amount equal to the portion of such Net Proceeds so affected will not be required to be applied as provided in this Section 2.11(b) and (y) within 540 days after the receipt of any Net Proceeds of any Asset Sale or Recovery Event, the Borrower or a Subsidiary, at their option, may apply an amount equal to all or any portion of such Net Proceeds:

(1) to reduce, prepay, repay or purchase First Lien Debt (other than intercompany Indebtedness owed to Holdings, the Borrower or any Subsidiary), and, in the case of revolving obligations, to correspondingly reduce commitments with respect thereto, provided that, to the extent the Borrower or any Subsidiary will so repay any such Indebtedness (other than the Term Loans), the Borrower will reduce Obligations under the Term Loans on a pro rata basis by, at their option, (A) prepaying Term Loans as provided under Section 2.11(a) or (B) purchasing or otherwise acquiring Term Loans in accordance with Section 9.04(c); provided, in the case of this clause (1) if an offer to purchase any such First Lien Debt is made, the Borrower will be deemed to have satisfied its obligations under this clause (1) with respect to an amount of Net Proceeds equal to the amount of such offer, whether or not accepted by the holders of such First Lien Debt, and no Net Proceeds in the amount of such offer will be deemed to exist following such offer; or

(2) to make (A) an Investment in any one or more businesses; provided that if such Investment in any business is in the form of the acquisition of Equity Interest that results in the Borrower or any Subsidiary, as the case may be, owning an amount of the Equity Interest of such business such that such business constitutes a Subsidiary or increases the Borrower’s direct or indirect percentage ownership of the Equity Interest of a Subsidiary, (B) Capital Expenditures or (C) acquisitions of other assets; provided, in the case of each of clauses (A), (B) and (C), that (x) the assets acquired or otherwise produced as a result of such Investment, Capital Expenditure or other acquisition are used or useful in the business of the Borrower and the Subsidiaries or in a Similar Business or that replace the business, properties or assets that are the subject of such Asset Sale of Collateral and (y) in the case of an Asset Sale of Collateral or Recovery Event with respect to Collateral, the assets acquired or otherwise produced as a result of such Investment, Capital Expenditure or other acquisition shall be pledged as Collateral; or

(3) solely in the case of a Recovery Event, to acquire, maintain, develop, construct, improve, upgrade, repair or replace assets useful in the business of the Borrower and the Subsidiaries or make Permitted Business Acquisitions and other Investments permitted hereunder (including Capital Expenditures and expenditures made in connection with Acquisition Transactions and excluding Permitted Investments or intercompany Investments in Subsidiaries) or to reimburse the cost of any of the foregoing incurred on or after the date on which the Recovery Event giving rise to such net cash proceeds was contractually committed or occurred (other than inventory, except to the extent the proceeds of such Recovery Event are received in respect of inventory), or

(4) any combination of the foregoing;

provided, that in the case of clauses (2) and (3) above, a binding commitment shall be treated as a permitted application of the Net Proceeds from the date of such commitment so long as the Borrower, or such Subsidiary, enters into such commitment with the good faith expectation that such Net Proceeds will be applied to satisfy such commitment within 180 days of such commitment (an “Acceptable Commitment”); provided, further that if any Acceptable Commitment is later cancelled or terminated for any reason before such applicable Net Proceeds are applied, then such applicable Net Proceeds shall be applied to prepay the Term Loans or other Indebtedness in accordance with this Section 2.11(b) or, with respect to such portion of such Net Proceeds that the Borrower intends to reinvest, may reinvest in accordance with the foregoing. Any Net Proceeds that are not so applied in accordance with this paragraph and within 540 days of receipt (as such period may be extended in connection with an Acceptable Commitment) shall be applied to prepay Term Loans in accordance with Section 2.11(b)(i).

(c) [Reserved].

(d) Upon the occurrence of a Change of Control Triggering Event, the Borrower shall within thirty (30) days of such occurrence notify the Administrative Agent thereof and prepay the Term Loans not later than thirty (30) Business Days following such notification; provided, that (i) at the expiration of such thirty (30) Business Day period, the Administrative Agent shall notify the Borrower of the required amount of such prepayment (as reduced by any portion thereof which has been rejected by Declining Term Lenders pursuant to Section 2.10(d)) and the Borrower shall immediately prepay the Term Loans in such amount in accordance with Section 2.11(f) and (ii) the Borrower shall also pay, on the date of such prepayment, to each Lender receiving such prepayment a fee equal to 1.00% of the principal amount of the Term Loans prepaid to such Lender.

(e) Not fewer than thirty (30) days prior to any payment or prepayment of any principal amount of the Loan Proceeds Note, the Borrower shall notify the Administrative Agent thereof and shall, on the date of such payment or prepayment, subject to Section 2.10(d), prepay the Term Loans at a price equal to the principal amount of the Term Loans together with accrued and unpaid interest; provided, that (i) on the date of such payment or prepayment of the Loan Proceeds Note, the Administrative Agent shall notify the Borrower of the required amount of such prepayment (as reduced by any portion thereof which has been rejected by Declining Term Lenders pursuant to Section 2.10(d)) and (ii) the Borrower shall immediately prepay the Term Loans in such amount in accordance with clause (f) below; provided, further, that, if at any time the principal amount of the Loan Proceeds Note is greater than the aggregate principal amount of the Term Loans,

Holdings (or any successor obligor under the Loan Proceeds Note) may repay or forgive or waive or otherwise reduce an amount of the Loan Proceeds Note equal to such excess without complying with this Section 2.11(e). Notwithstanding the foregoing, any amount required to be applied to the Loans pursuant to this Section 2.11(e) shall be applied ratably among the Term Loans, and, to the extent required by the terms of any Other First Lien Debt, the principal amount of such Other First Lien Debt then outstanding, and the prepayment of the Term Loans required pursuant to this Section 2.11(e) shall be reduced accordingly.

(f) Prepayments pursuant to this Section 2.11 shall be in accordance with the procedures specified in Sections 2.10(c) and (d) (including, for the avoidance of doubt, that Term Lenders may decline such prepayments and the Borrower may retain any Declined Prepayment Amount).

Section 2.12. Fees.

(a) The Borrower agrees to pay to the Administrative Agent, for the account of the Administrative Agent, the fees and other amounts as set forth in the Administrative Agent Fee Letter, in the amounts and, at the times specified therein until the Facilities under this Agreement have been terminated in full (the “Administrative Agent Fees”).

(b) The Borrower agrees to pay to the Collateral Agent, for the account of the Collateral Agent, the fees and other amounts as set forth in the Collateral Agent Fee Letter, in the amounts and, at the times specified therein until the Facilities under this Agreement have been terminated in full (the “Collateral Agent Fees”).

(c) At the time of the effectiveness of any Repricing Event that is consummated during the period commencing on the Amendment No. 3 Effective Date and ending on the day immediately prior to the date that is six months after the Amendment No. 3 Effective Date, the Borrower agrees to pay to the Administrative Agent, for the ratable account of each Lender with Term B-5 Loans that are either repaid, converted or subjected to a pricing reduction in connection with such Repricing Event (including each Lender that withholds its consent to such Repricing Event and is replaced as a Non-Consenting Lender under Section 2.19), a fee in an amount equal to 1.00% of (i) in the case of a Repricing Event described in clause (a) of the definition thereof, the aggregate principal amount of all Term B-5 Loans prepaid (or converted) in connection with such Repricing Event and (ii) in the case of a Repricing Event described in clause (b) of the definition thereof, the aggregate principal amount of all Term B-5 Loans outstanding on such date that are subject to an effective pricing reduction pursuant to such Repricing Event. Such fees shall be earned, due and payable upon the date of the effectiveness of such Repricing Event.

(d) Any fees payable to Incremental Revolving Facility Lenders shall be set forth in the applicable Incremental Assumption Agreement.

(e) All fees payable under any Loan Document to the Lenders shall be paid on the dates due, in Dollars and immediately available funds, directly to the Administrative Agent or the Collateral Agent or any other person to which such fees are due. Once paid, no fees shall be refundable under any circumstances.

Section 2.13. Interest.

(a) The Loans comprising each ABR Borrowing shall bear interest at the ABR plus the Applicable Margin.

(b) The Loans comprising each Term SOFR Borrowing shall bear interest at Term SOFR for the Interest Period in effect for such Borrowing plus the Applicable Margin.

(c) Notwithstanding the foregoing, if any principal of or interest on any Loan or any Fees or other amount payable by the Borrower hereunder or under any other Loan Document is not paid when due, whether at stated maturity, upon acceleration or otherwise, such overdue amount shall bear interest, after as well as before judgment, at a rate per annum equal to (i) in the case of overdue principal of any Loan, 2.00% plus the rate otherwise applicable to such Loan as provided in the preceding clauses of this Section 2.13 or (ii) in the case of any other overdue amount, 2.00% plus the rate applicable to ABR Loans as provided in clause (a) of this Section 2.13; provided, that this clause (c) shall not apply to any Event of Default that has been waived by the Lenders pursuant to Section 9.08.

(d) Accrued interest on each Loan shall be payable in arrears (i) on each Interest Payment Date for such Loan, (ii) [reserved] and (iii) in the case of the Term Loans, on the applicable Term Facility Maturity Date; provided, that (A) interest accrued pursuant to clause (c) of this Section 2.13 shall be payable on demand, (B) in the event of any repayment or prepayment of a Loan other than an ABR Loan, accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment, (C) in the event of any repayment or prepayment of an ABR Loan, accrued interest on the principal amount repaid or prepaid shall be payable on the next Interest Payment Date with respect thereto following the date of such repayment or prepayment, (D) in the event of any conversion of any Term SOFR Loan prior to the end of the current Interest Period therefor, accrued interest on such Loan shall be payable on the effective date of such conversion and (E) any Loan that is repaid on the same day on which it is made shall bear interest for one day.

(e) All interest hereunder shall be computed on the basis of a year of 360 days, except that interest computed by reference to the ABR shall be computed on the basis of a year of 365 days (or 366 days in a leap year), and in each case shall be payable for the actual number of days elapsed (including the first day but excluding the last day). ABR and Term SOFR shall be determined by the Administrative Agent, and such determination shall be conclusive absent manifest error.

Section 2.14. Alternate Rate of Interest.

(a) Inability to Determine Rates. If in connection with any request for a Term SOFR Loan or a conversion of ABR Loans to Term SOFR Loans or a continuation of any of such Loans, as applicable, (i) the Administrative Agent determines (which determination shall be conclusive absent manifest error) that (A) no Successor Rate has been determined in accordance with Section 2.14(b), and the circumstances under Section 2.14(b)(i) or the Scheduled Unavailability Date has occurred or (B) adequate and reasonable means do not otherwise exist for determining Term SOFR for any requested Interest Period with respect to a proposed Term SOFR Loan or in connection with an existing or proposed ABR Loan or (ii) the Administrative Agent or the Required Lenders determine for any reason that Term SOFR for any requested Interest Period with respect to a proposed Loan does not adequately and fairly reflect the cost to such Lenders of funding such Loan, the Administrative Agent will promptly so notify the Borrower and each Lender.

Thereafter, (x) the obligation of the Lenders to make or maintain Term SOFR Loans, or to convert ABR Loans to Term SOFR Loans, shall be suspended (to the extent of the affected Term SOFR Loans or Interest Periods), and (y) in the event of a determination described in the preceding sentence with respect to the Term SOFR component of ABR, the utilization of the Term SOFR component in determining ABR shall be suspended, in each case until the Administrative Agent (or, in the case of a determination by the Required Lenders described in clause (ii) of this Section 2.14(a), until the Administrative Agent upon instruction of the Required Lenders) revokes such notice.

Upon receipt of such notice, (x) the Borrower may revoke any pending request for a Borrowing of, or conversion to, or continuation of Term SOFR Loans (to the extent of the affected Term SOFR Loans or Interest Periods) or, failing that, will be deemed to have converted such request into a request for a Borrowing of ABR Loans in the amount specified therein and (y) any outstanding Term SOFR Loans shall be deemed to have been converted to ABR Loans immediately at the end of their respective applicable Interest Period.

(b) Notwithstanding anything to the contrary in this Agreement or any other Loan Documents, if the Administrative Agent determines in good faith (which determination shall be conclusive absent manifest error), or the Borrower or Required Lenders notify the Administrative Agent (with, in the case of the Required Lenders, a copy to the Borrower) that the Borrower or Required Lenders (as applicable) have determined in good faith, that:

(i) adequate and reasonable means do not exist for ascertaining one month, three month and six month interest periods of Term SOFR, including, without limitation, because the Term SOFR Screen Rate is not available or published on a current basis and such circumstances are unlikely to be temporary; or

(ii) CME or any successor administrator of the Term SOFR Screen Rate or a Governmental Authority having jurisdiction over the Administrative Agent or such administrator with respect to its publication of Term SOFR, in each case acting in such capacity, has made a public statement identifying a specific date after which one month, three month and six month interest periods of Term SOFR or the Term SOFR Screen Rate shall or will no longer be representative or made available, or permitted to be used for determining the interest rate of Dollar denominated syndicated loans, or shall or will otherwise cease; provided that, at the time of such statement, there is no successor administrator that is satisfactory to the Administrative Agent, that will continue to provide such representative interest periods of Term SOFR after such specific date (the latest date on which one month, three month and six month interest periods of Term SOFR or the Term SOFR Screen Rate are no longer representative or available permanently or indefinitely, the “Scheduled Unavailability Date”);

then, on a date and time determined by the Administrative Agent (any such date, the “Term SOFR Replacement Date”), which date shall be at the end of an Interest Period or on the relevant interest payment date, as applicable, for interest calculated and, solely with respect to clause (ii) above, no later than the Scheduled Unavailability Date, Term SOFR will be replaced hereunder and under any Loan Document with Daily Simple SOFR for any payment period for interest calculated that can be determined by the Administrative Agent, in each case, without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document (the “Successor Rate”).

If the Successor Rate is Daily Simple SOFR, all interest payments will be payable on a quarterly basis.

Notwithstanding anything to the contrary herein, (x) if the Administrative Agent determines that Daily Simple SOFR is not available on or prior to the Term SOFR Replacement Date or (y) if the events or circumstances of the type described in Section 2.14(b)(i) or (ii) have occurred with respect to the Successor Rate then in effect, then in each case, the Administrative Agent and the Borrower may amend this Agreement solely for the purpose of replacing Term SOFR or any then-current Successor Rate in accordance with this Section 2.14 at the end of any Interest Period, relevant interest payment date or payment period for interest calculated, as applicable, with an alternative benchmark rate giving due consideration to any evolving or then existing convention for similar Dollar denominated credit facilities syndicated and agented in the United States for such alternative benchmark and, in each case, including any mathematical or other adjustments to such benchmark giving due consideration to any evolving or then existing convention for similar Dollar denominated credit facilities syndicated and agented in the United States for such benchmark. For the avoidance of doubt, any such proposed rate and adjustments, shall constitute a “Successor Rate”. Any such amendment shall become effective at 5:00 p.m. New York time on the fifth Business Day after the Administrative Agent shall have posted such proposed amendment to all Lenders unless, prior to such time, Lenders comprising the Required Lenders have delivered to the Administrative Agent written notice that such Required Lenders object to such amendment.

In determining or implementing any Successor Rate, the Administrative Agent will consider in good faith any proposal reasonably requested by the Borrower that would not reasonably be expected to have a material adverse effect on the Lenders and that is intended to prevent the use of the Successor Rate from causing a “significant modification” of any Loan within the meaning of Treasury Regulations Section 1.1001-3(b).

The Administrative Agent will promptly (in one or more notices) notify the Borrower and each Lender of the implementation of any Successor Rate.

Any Successor Rate shall be applied in a manner consistent with market practice; provided that to the extent such market practice is not administratively feasible for the Administrative Agent, such Successor Rate shall be applied in a manner as otherwise reasonably determined by the Administrative Agent.

Notwithstanding anything else herein, if at any time any Successor Rate as so determined would otherwise be less than 0.00%, the Successor Rate will be deemed to be 0.00% for the purposes of this Agreement and the other Loan Documents.

In connection with the implementation of a Successor Rate, the Administrative Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement; provided that, with respect to any such amendment effected, the Administrative Agent shall post each such amendment implementing such Conforming Changes to the Borrower and the Lenders reasonably promptly after such amendment becomes effective.

(c) For purposes of this Section 2.14, those Lenders that either have not made, or do not have an obligation under this Agreement to make, the relevant Loans in Dollars shall be excluded from any determination of Required Lenders.

Section 2.15. Increased Costs.

(a) If any Change in Law shall:

(i) impose, modify or deem applicable any reserve, special deposit compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender; or

(ii) subject the Administrative Agent or any Lender to any Tax (other than (A) Indemnified Taxes and Other Taxes indemnifiable under Section 2.17 or (B) Excluded Taxes); or

(iii) impose on any Lender any other condition, cost or expense (other than Taxes) affecting this Agreement or Term SOFR Loans made by such Lender;

and the result of any of the foregoing shall be to increase the cost to such Lender of making or maintaining any Loan or of maintaining its obligation to make any such Loan or to reduce the amount of any sum received or receivable by such Lender hereunder, whether of principal, interest or otherwise, then the applicable Borrower will pay to the Administrative Agent or such Lender, as applicable, such additional amount or amounts as will compensate the Administrative Agent or such Lender, as applicable, for such additional costs incurred or reduction suffered.

(b) If any Lender determines that any Change in Law regarding capital or liquidity requirements has or would have the effect of reducing the rate of return on such Lender’s capital or on the capital of such Lender’s holding company, if any, as a consequence of this Agreement or the Loans or Commitments made by such Lender, to a level below that which such Lender or such Lender’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s policies and the policies of such Lender’s holding company with respect to capital adequacy and liquidity), then from time to time the Borrower shall pay to such Lender, as applicable, such additional amount or amounts as will compensate such Lender or such Lender’s holding company for any such reduction suffered.

(c) A certificate of a Lender setting forth the amount or amounts necessary to compensate such Lender or its holding company, as applicable, as specified in clause (a) or (b) of this Section 2.15 shall be delivered to the Borrower and shall be conclusive absent manifest error; provided, that any such certificate claiming amounts described in clause (x) or (y) of the definition of “Change in Law” shall, in addition, state the basis upon which such amount has been calculated and certify that such Lender’s demand for payment of such costs hereunder, and such method of allocation is not inconsistent with its treatment of other borrowers, which as a credit matter, are similarly situated to the Borrower and which are subject to similar provisions. The Borrower shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof.

(d) Promptly after any Lender has determined that it will make a request for increased compensation pursuant to this Section 2.15, such Lender shall notify the Borrower thereof. Failure or delay on the part of any Lender to demand compensation pursuant to this Section 2.15 shall not constitute a waiver of such Lender’s right to demand such compensation; provided, that the Borrower shall not be required to compensate a Lender pursuant to this Section 2.15 for any increased costs or reductions incurred more than 180 days prior to the date that such Lender, as applicable, notifies the Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender’s intention to claim compensation therefor; provided, further, that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the 180-day period referred to above shall be extended to include the period of retroactive effect thereof.

Section 2.16. Break Funding Payments. In the event of (a) the payment of any principal of any Term SOFR Loan other than on the last day of an Interest Period applicable thereto (including as a result of an Event of Default or as a result of any prepayment pursuant to Section 2.10 or 2.11), (b) the conversion of any Term SOFR Loan other than on the last day of the Interest Period applicable thereto, (c) the failure to borrow, convert, continue or prepay any Term SOFR Loan on the date specified in any notice delivered pursuant hereto (whether or not such notice may be revoked under Section 2.10(c)) or (d) the assignment of any Term SOFR Loan other than on the last day of the Interest Period applicable thereto as a result of a request by the Borrower pursuant to Section 2.19, then, in any such event, the Borrower shall compensate each Lender for the loss, cost and expense attributable to such event. Such loss, cost or expense to any Lender shall be deemed to include an amount determined by such Lender (it being understood that the deemed amount shall not exceed the actual amount) to be the excess, if any, of (i) the amount of interest that would have accrued on the principal amount of such Loan had such event not occurred, at Term SOFR that would have been applicable to such Loan, for the period from the date of such event to the last day of the then current Interest Period therefor (or, in the case of a failure to borrow, convert or continue, for the period that would have been the Interest Period for such Loan), over (ii) the amount of interest that would accrue on such principal amount for such period at Term SOFR at the commencement of such period with a tenor of at least as long as such period. A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section 2.16 shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof.

Section 2.17. Taxes.

(a) Any and all payments made by or on behalf of a Loan Party under this Agreement or any other Loan Document shall be made free and clear of, and without deduction or withholding for or on account of, any Taxes; provided, that if any applicable Withholding Agent shall be required by applicable Requirement of Law to deduct or withhold any Taxes with respect to such payments, then (i) the applicable Withholding Agent shall make such deductions or withholdings as are reasonably determined by the applicable Withholding Agent to be required by any applicable Requirement of Law, (ii) the applicable Withholding Agent shall timely pay the full amount deducted or withheld to the relevant Governmental Authority within the time allowed and in accordance with applicable Requirements of Law, and (iii) to the extent withholding or deduction is required to be made on account of Indemnified Taxes or Other Taxes, the sum payable by the Loan Party shall be increased as necessary so that after all required deductions and withholdings have been made (including deductions or withholdings applicable to additional sums payable under this Section 2.17) each Lender (or, in the case of payments made to the Administrative Agent for its own account, the Administrative Agent), receives an amount equal to the sum it would have received had no such deductions or withholdings been made. After any payment of Taxes by any Loan Party or the Administrative Agent to a Governmental Authority as provided in this Section 2.17, as promptly as possible thereafter, the Borrower shall deliver to the Administrative Agent or the Administrative Agent shall deliver to the Borrower, as the case may be, a copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of any return required by applicable Requirements of Law to report such payment or other evidence of such payment reasonably satisfactory to the Borrower or the Administrative Agent, as the case may be.

(b) The Borrower shall timely pay any Other Taxes imposed on or incurred by the Administrative Agent or any Lender to the relevant Governmental Authority in accordance with applicable Requirements of Law.

(c) The Borrower shall, without duplication of any additional amounts paid pursuant to Section 2.17(a)(iii) or any amounts paid pursuant to Section 2.17(b), indemnify and hold harmless the Administrative Agent and each Lender within fifteen (15) Business Days after written demand therefor, for the full amount of any Indemnified Taxes or Other Taxes imposed on the Administrative Agent or such Lender, as applicable, as the case may be (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section 2.17), and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate setting forth in reasonable detail the basis and calculation of the amount of such payment or liability delivered to the Borrower by a Lender or by the Administrative Agent (as applicable) on its own behalf or on behalf of a Lender shall be conclusive absent manifest error.

(d) Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to any payments under this Agreement shall deliver to the Borrower (with a copy to the Administrative Agent), at the time(s) and in the manner(s) reasonably requested by the Borrower or the Administrative Agent such properly completed and executed documentation prescribed by applicable law or reasonably requested by the Borrower or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate. In addition, any Lender, if reasonably requested by the Borrower or the Administrative Agent, shall deliver such other documentation as will enable the Borrower or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in this Section 2.17(d), no Lender shall be required to deliver any documentation that such Lender is not legally eligible to deliver.

Each person that shall become a Participant pursuant to Section 9.04 or a Lender pursuant to Section 9.04 shall, upon the effectiveness of the related transfer, be required to provide all the documentation required pursuant to this Section 2.17(d) and Section 2.17(f); provided, that a Participant shall furnish all such required documentation to the participating Lender.

(i) Without limiting the foregoing, each Lender that is a U.S. Person, shall deliver on or prior to the date such Lender becomes party to this Agreement and at the time(s) reasonably requested by the Borrower or the Administrative Agent, to the Borrower and the Administrative Agent two properly completed and duly executed copies of United States Internal Revenue Form W-9 or any successor form, certifying that such person is exempt from United States federal backup withholding Tax on payments made hereunder.

(ii) Without limiting the foregoing:

(A) any Foreign Lender shall, to the extent it is legally eligible to do so, deliver to the Borrower and the Administrative Agent on or prior to the date on which such Foreign Lender becomes a party to this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), two of whichever of the following is applicable:

(1) in the case of a Foreign Lender (or, if such Foreign Lender is disregarded as an entity separate from its owner for U.S. federal income tax purposes, the person treated as its owner for U.S. federal income tax purposes) eligible for the benefits of an income tax treaty to which the United States is a party, properly completed and duly executed copies of IRS Form W-8BEN or IRS Form W-8BEN-E, whichever is applicable, establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to such Tax treaty;

(2) properly completed and duly executed copies of IRS Form W-8ECI with respect to such Foreign Lender (or, if such Foreign Lender is disregarded as an entity separate from its owner for U.S. federal income tax purposes, with respect to the person treated as its owner for U.S. federal income tax purposes);

(3) in the case of a Foreign Lender (or, if such Foreign Lender is disregarded as an entity separate from its owner for U.S. federal income tax purposes, the person treated as its owner for U.S. federal income tax purposes) entitled to the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit J-1 to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of the Borrower within the meaning of Section 871(h)(3)(B) of the Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code and that no payments under any Loan Document are effectively connected with the Foreign Lender’s conduct of a trade or business in the United States (a “U.S. Tax Compliance Certificate”) and (y) properly completed and duly executed copies of IRS Form W-8BEN or IRS Form W-8BEN-E, whichever is applicable; or

(4) to the extent a Foreign Lender (or, if such Foreign Lender is disregarded as an entity separate from its owner for U.S. federal income tax purposes, the person treated as its owner for U.S. federal income tax purposes) is not the beneficial owner of such payments (for example, where such Foreign Lender is a partnership or a participating Lender), properly completed and duly executed copies of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN or IRS Form W-8BEN-E, whichever is applicable, a U.S. Tax Compliance Certificate substantially in the form of Exhibit J-3 or Exhibit J-4, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided, that if the Foreign Lender is a partnership (and not a participating Lender) and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit J-2 on behalf of such direct and indirect partner(s).

(iii) Each Lender (A) shall promptly notify the Borrower and the Administrative Agent of any change in circumstance which would modify or render invalid any claimed exemption or reduction, and (B) agrees that if any documentation it previously delivered pursuant to this Section 2.17 expires or becomes inaccurate or obsolete in any respect, it shall promptly (x) update such documentation or (y) notify the Borrower and the Administrative Agent in writing of its legal ineligibility to do so.

(iv) Each Lender hereby authorizes the Administrative Agent to deliver to the Loan Parties and to any successor Administrative Agent any documentation provided by such Lender to the Administrative Agent pursuant to this Section 2.17(d).

(v) On or before the date the Administrative Agent becomes a party to this Agreement, the Administrative Agent shall deliver to the Borrower (A) if the Administrative Agent is not a U.S. Person, (1) IRS Form W-8ECI with respect to any amounts payable to the Administrative Agent for its own account and (2) IRS Form W-8IMY with respect to any amounts payable to the Administrative Agent for the account of Lenders, certifying that it is a “U.S. branch” and that the payments it receives for the account of Lenders are not effectively connected with the conduct of its trade or business in the United States and that it is using such form as evidence of its agreement with the Borrower to be treated as a U.S. Person with respect to such payments (and the Borrower and the Administrative Agent agree to so treat the Administrative Agent as a U.S. Person with respect to such payments as contemplated by U.S. Treasury Regulation Section 1.1441-1(b)(2)(iv)), and (B) if the Administrative Agent is a U.S. Person, IRS Form W-9. The Administrative Agent agrees that if any documentation it previously delivered pursuant to this Section 2.17(d)(v) expires or becomes inaccurate or obsolete in any respect, it shall promptly (x) update such documentation or (y) notify the Borrower in writing of its legal ineligibility to do so. Notwithstanding anything to the contrary in this Section 2.17, the Administrative Agent shall not be required to provide any documentation that the Administrative Agent is not legally eligible to deliver as a result of a change in applicable Requirements of Law after the Amendment No. 3 Effective Date.

(e) If any Lender or the Administrative Agent, as applicable, determines in good faith that it has received a refund of an Indemnified Tax or Other Tax for which it has been indemnified by a Loan Party pursuant to this Section 2.17 (or for which any Loan Party has paid additional amounts pursuant to this Section 2.17), then the Lender or the Administrative Agent, as the case may be, shall reimburse the Loan Party for such amount (net of all reasonable out-of-pocket expenses of such Lender or the Administrative Agent, as the case may be, and without interest other than any interest received thereon from the relevant Governmental Authority with respect to such refund) as the Lender or Administrative Agent, as the case may be, determines in good faith to the be the portion of the refund as will leave it, after such reimbursement, in no better or worse position (taking into account expenses or any Taxes imposed on the refund) than it would have been in if the Indemnified Tax or Other Tax giving rise to such refund had not been imposed in the first instance; provided, that the Loan Party, upon the request of the Lender or the Administrative Agent shall repay the amount paid over to the Loan Party (plus any penalties, interest (solely with respect to the time period during which the Loan Party or any of its Affiliates actually held such funds, except to the extent that the refund was initially claimed at the written request of such Loan Party or any of its Affiliates) or other charges imposed by the relevant Governmental Authority) to the Lender or the Administrative Agent in the event the Lender or the Administrative Agent is required to repay such refund to such Governmental Authority. In such event, such Lender or the Administrative Agent, as the case may be, shall, at the Borrower’s request, provide the Borrower with a copy of any notice of assessment or other evidence of the requirement to repay such refund received from the relevant Governmental Authority (provided, that such Lender or the Administrative Agent may delete any information therein that it deems confidential). A Lender or the Administrative Agent shall claim any such refund that it determines is available to it, unless it concludes in its reasonable discretion that it would be adversely affected by making such a claim. No Lender nor the Administrative Agent shall be obliged to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to any Loan Party or any other person in connection with this Section 2.17(e) or any other provision of this Section 2.17.

(f) If a payment made to any Lender or any Agent under this Agreement or any other Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender or such Agent were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender or such Agent shall deliver to the Borrower and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Borrower or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA, to determine whether such Lender has or has not complied with such Lender’s obligations under FATCA or to determine the amount, if any, to deduct and withhold from such payment. Solely for purposes of this Section 2.17(f), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.

(g) The agreements in this Section 2.17 shall survive the termination of this Agreement, the resignation or replacement of the Administrative Agent, any assignment of rights by or the replacement of a lender, and the payment, satisfaction, or discharge of the Loans and all other amounts payable under any Loan Document.

For purposes of this Section 2.17, the term “Requirements of Law” includes FATCA.

Section 2.18. Payments Generally; Pro Rata Treatment; Sharing of Set-offs.

(a) Unless otherwise specified, the Borrower shall make each payment required to be made by it hereunder (whether of principal, interest, fees or of amounts payable under Sections 2.15, 2.16 or 2.17, or otherwise) prior to 2:00 p.m., Local Time, on the date when due, in immediately available funds, without condition or deduction for any defense, recoupment, set-off or counterclaim. Any amounts received after such time on any date may, in the discretion of the Administrative Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. All such payments shall be made to the Administrative Agent to the applicable account designated to the Borrower by the Administrative Agent, except that payments pursuant to Sections 2.15, 2.16, 2.17 and 9.05 shall be made directly to the persons entitled thereto. The Administrative Agent shall distribute any such payments received by it for the account of any other person to the appropriate recipient promptly following receipt thereof. Except as otherwise expressly provided herein, if any payment hereunder shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day, and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension. All payments made under the Loan Documents shall be made in Dollars. Any payment required to be made by the Administrative Agent hereunder shall be deemed to have been made by the time required if the Administrative Agent shall, at or before such time, have taken the necessary steps to make such payment in accordance with the regulations or operating procedures of the clearing or settlement system used by the Administrative Agent to make such payment.

(b) [Reserved].

(c) If any Lender shall, by exercising any right of set-off or counterclaim or otherwise, obtain payment in respect of any principal of, or interest on, any of its Term Loans resulting in such Lender receiving payment of a greater proportion of the aggregate amount of its Term Loans and accrued interest thereon than the proportion received by any other Lender, then the Lender receiving such greater proportion shall purchase (for cash at face value) participations in the Term

Loans of such Class of such other Lenders to the extent necessary so that the benefit of all such payments shall be shared by all such Lenders ratably in accordance with the principal amount of each such Lender’s respective Term Loans and accrued interest thereon; provided, that (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest and (ii) the provisions of this clause (c) shall not be construed to apply to any payment made by the Borrower pursuant to and in accordance with the express terms of this Agreement or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans to any assignee or participant. The Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against the Borrower rights of set-off and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of the Borrower in the amount of such participation.

(d) Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the relevant Lenders hereunder that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may (without obligation), in reliance upon such assumption, distribute to the relevant Lenders the amount due.

With respect to any payment that the Administrative Agent makes for the account of the Lenders as to which the Administrative Agent determines (which determination shall be conclusive absent manifest error) that any of the following applies (such payment referred to as the “Rescindable Amount”): (1) if the Borrower has not in fact made such payment, (2) the Administrative Agent has made a payment in excess of the amount so paid by the Borrower (whether or not then owed) or (3) the Administrative Agent has for any reason otherwise erroneously made such payment; then each of the relevant Lenders severally agrees to repay to the Administrative Agent forthwith on demand the Rescindable Amount so distributed to such Lender, in immediately available funds with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation.

A notice of the Administrative Agent to any Lender with respect to any amount owing under this Section 2.18(d) shall be conclusive, absent manifest error.

(e) Subject to Section 2.24, if any Lender shall fail to make any payment required to be made by it pursuant to Section 2.18(d), then the Administrative Agent may, in its discretion (notwithstanding any contrary provision hereof), (i) apply any amounts thereafter received by the Administrative Agent for the account of such Lender to satisfy such Lender’s obligations under such Sections until all such unsatisfied obligations are fully paid and/or (ii) hold any such amounts in a segregated account as cash collateral for, and application to, any future funding obligations of such Lender under any such Section 2.18; in the case of each of clauses (i) and (ii) above, in any order as determined by the Administrative Agent in its discretion.

Section 2.19. Mitigation Obligations; Replacement of Lenders.

(a) If any Lender requests compensation under Section 2.15, or if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.17 or mitigate the applicability of Section 2.20 or any event that gives rise to the operation of Section 2.20, then such Lender shall use reasonable efforts to designate a different Lending Office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or Affiliates, if, in the reasonable judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 2.15 or 2.17, as applicable, in the future and (ii) would not subject such Lender to any material unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender in any material respect. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.

(b) If (i) any Lender requests compensation under Section 2.15 (in excess of that being charged by other Lenders under the applicable Facility) or gives notice under Section 2.20, (ii) the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.17 or (iii) any Lender is a Defaulting Lender, then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require any such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 9.04), all its interests, rights and obligations under the Loan Documents to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided, that

(A) the Borrower shall have received the prior written consent of the Administrative Agent, to the extent consent would be required under Section 9.04(b) for an assignment of Loans, which consent shall not unreasonably be withheld,

(B) the Borrower or the assignee shall have paid to the Administrative Agent the assignment fee (if any) specified in Section 9.04(b),

(C) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts),

(D) in the case of any such assignment resulting from a claim for compensation under Section 2.15, payments required to be made pursuant to Section 2.17 or a notice given under Section 2.20, such assignment will result in a reduction in such compensation or payments and

(E) such assignment does not conflict with any applicable Requirement of Law.

A Lender shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply. Nothing in this Section 2.19 shall be deemed to prejudice any rights that the Borrower may have against any Lender that is a Defaulting Lender. No action by or consent of the removed Lender shall be necessary in connection with such assignment, which shall be immediately and automatically effective upon payment of such purchase price. In connection with any such assignment the Borrower, Administrative Agent, such removed Lender and the replacement Lender shall otherwise comply with Section 9.04; provided that if such removed Lender does not comply with Section 9.04 within one Business Day after the Borrower’s request, compliance with Section 9.04 (but only on the part of the removed Lender) shall not be required to effect such assignment.

(c) If any Lender (such Lender, a “Non-Consenting Lender”) has failed to consent to a proposed amendment, waiver or consent which pursuant to the terms of Section 9.08 requires the consent of all Lenders or all of the Lenders adversely affected and with respect to which the Required Lenders shall have granted their consent, then the Borrower shall have the right (unless such Non-Consenting Lender grants such consent) at its sole expense (including with respect to the processing and recordation fee referred to in Section 9.04(b)(ii)(C)) to replace such Non-Consenting Lender by requiring such Non-Consenting Lender to (and any such Non-Consenting Lender agrees that it shall, upon the Borrower’s request) assign its Loans and its Commitments (or, at the Borrower’s option, the Loans and Commitments under the Facility that is the subject of the proposed amendment, waiver or consent) hereunder to one or more assignees reasonably acceptable to the Administrative Agent (unless such assignee is a Lender, an Affiliate of a Lender or an Approved Fund); provided, that:

(i) all Loan Obligations of the Borrower owing to such Non-Consenting Lender being replaced in respect of the assigned interest shall be paid in full in same day funds to such Non-Consenting Lender concurrently with such assignment,

(ii) the replacement Lender shall purchase the foregoing by paying to such Non-Consenting Lender a price equal to the principal amount thereof plus accrued and unpaid interest thereon and the Borrower shall pay any amount required by Section 2.16, if applicable, and

(iii) the replacement Lender shall grant its consent with respect to the applicable proposed amendment, waiver or consent.

No action by or consent of the Non-Consenting Lender shall be necessary in connection with such assignment, which shall be immediately and automatically effective upon payment of such purchase price. In connection with any such assignment the Borrower, Administrative Agent, such Non-Consenting Lender and the replacement Lender shall otherwise comply with Section 9.04; provided, that if such Non-Consenting Lender does not comply with Section 9.04 within one Business Day after the Borrower’s request, compliance with Section 9.04 (but only on the part of the Non-Consenting Lender) shall not be required to effect such assignment.

Section 2.20. Illegality. If any Lender reasonably determines that any Change in Law has made it unlawful, or that any Governmental Authority has asserted after the Closing Date that it is unlawful, for any Lender or its applicable lending office to make, maintain or fund any Term SOFR Loans, or to determine or charge interest rates based upon Term SOFR, then, on notice thereof by such Lender to the Borrower through the Administrative Agent, (a) any obligations of such Lender to make or continue Term SOFR Loans or to convert ABR Borrowings to Term SOFR Borrowings shall be suspended and (b) if such notice asserts the illegality of such Lender making or maintaining ABR Loans the interest rate on which is determined by reference to the Term SOFR component of the ABR, the interest rate on which ABR Loans of such Lender shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to the Term SOFR component of the ABR, in each case until such Lender notifies the Administrative Agent and the Borrower that the circumstances giving rise to such determination no longer exist. Upon receipt of such notice, (x) the Borrower shall upon demand from such Lender (with a copy to the Administrative Agent), convert all Term SOFR Borrowings of such Lender to ABR Borrowings

(the interest rate on such ABR Loans of such Lender shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to the Term SOFR component of the ABR), either on the last day of the Interest Period therefor, if the Administrative Agent is advised in writing by such Lender that it may lawfully continue to maintain such Term SOFR Borrowings to such day, or immediately, if the Administrative Agent is advised in writing by such Lender that it may not lawfully continue to maintain such Loans and (y) if such notice asserts the illegality of such Lender determining or charging interest rates based upon Term SOFR, the Administrative Agent shall during the period of such suspension compute the ABR applicable to such Lender without reference to the Term SOFR component thereof until the Administrative Agent is advised in writing by such Lender that it is no longer illegal for such Lender to determine or charge interest rates based upon Term SOFR. Upon any such prepayment or conversion, the Borrower shall also pay accrued interest on the amount so prepaid or converted.

Section 2.21. Incremental Commitments.

(a) After the Closing Date has occurred, the Borrower may, following written notice to the Administrative Agent, incur (1) Incremental Term Loan Commitments and/or (2) Incremental Revolving Facility Commitments in an aggregate amount not to exceed the Incremental Amount available at the time such Incremental Term Loan Commitments or Incremental Revolving Facility Commitments are established (except as set forth in clause (iii) of the third paragraph under Section 6.01) (which amount shall be calculated assuming that such Incremental Term Loan Commitments or Incremental Revolving Facility Commitments being established are fully drawn) from one or more Incremental Term Lenders and/or Incremental Revolving Facility Lenders (which, in each case, may include any existing Lender, but shall be required to be persons which would qualify as assignees of a Lender in accordance with Section 9.04) willing to provide such Incremental Term Loans and/or Incremental Revolving Facility Commitments, as the case may be, in their sole discretion. Prior to the incurrence of such Incremental Term Loan Commitments and/or Incremental Revolving Facility Commitments, as applicable, the Borrower shall provide notice to the Administrative Agent, which notice shall set forth:

(i) the amount of the Incremental Term Loan Commitments and/or Incremental Revolving Facility Commitments obtained,

(ii) the date on which such Incremental Term Loan Commitments and/or Incremental Revolving Facility Commitments are to become effective, and

(iii) in the case of Incremental Term Loan Commitments, whether such Incremental Term Loan Commitments, subject to Section 2.21(d), are to be (x) commitments to make additional term loans with terms identical to (and which shall together with any then outstanding Term B-5 Loans, form a single Class of) Term B-5 Loans or (y) commitments to make term loans with pricing, maturity, amortization, participation in mandatory prepayments and/or other terms different from the Term B-5 Loans (this clause (y), “Other Incremental Term Loans”).

(b) The Borrower and each Incremental Term Lender and/or each Incremental Revolving Facility Lender shall execute and deliver to the Administrative Agent and the Collateral Agent an Incremental Assumption Agreement (and the Administrative Agent and the Collateral Agent shall, at the direction of the Borrower, enter into any applicable Intercreditor Agreement in accordance with Section 8.11(b)) and such other documentation as the Administrative Agent shall reasonably request to evidence the Incremental Term Loan Commitment of such Incremental Term Lender and/or the Incremental Revolving Facility Commitment of such Incremental Revolving Facility Lender; provided that any such documentation shall not be a condition to the effectiveness of such Incremental Assumption Agreement. Each Incremental Assumption Agreement shall specify the terms of the applicable Incremental Term Loans and/or Incremental Revolving Facility Commitment; provided that:

(i) in the case of any Incremental Term Loan Commitments pursuant to clause (a)(iii)(x) above only, any commitments to make additional Term B-5 Loans shall have the same terms as the Term B-5 Loans and shall form part of the same Class as the Term B-5 Loans,

(ii) the Other Incremental Term Loans and/or Incremental Revolving Facility Commitments incurred pursuant to this Section 2.21 shall rank equally and ratably in right of security and payment with the Term B Loans,

(iii) with respect to any Other Incremental Term Loans, (x) the final maturity date of any such Other Incremental Term Loans shall be no earlier than the Latest Maturity Date in effect at the date of incurrence of such Other Incremental Term Loans, (y) subject to clause (i) above, except as to pricing, amortization, final maturity date and participation in mandatory prepayments (which shall, subject to the other clauses of this proviso, be determined by the Borrower and the Incremental Term Lenders in their sole discretion), such Other Incremental Term Loans shall have terms that (as determined by the Borrower in good faith) are no more restrictive, taken as a whole, to the Borrower and the Subsidiaries, than the Term B Loans, and (z) the Weighted Average Life to Maturity of any such Other Incremental Term Loans shall be no shorter than the remaining Weighted Average Life to Maturity of the Term B-5 Loans,

(iv) [reserved],

(v) with respect to any Other Incremental Term Loans, the interest rate, fees, OID and other economic terms applicable to Other Incremental Term Loans will be as determined by the Borrower and the Incremental Term Lenders providing such Other Incremental Term Loans and such terms shall be set forth in the applicable Incremental Assumption Agreement,

(vi) such Other Incremental Term Loans may require participation on a pro rata basis or a less than pro rata basis (but not a greater than pro rata basis) with the Term B Loans in any mandatory prepayment hereunder,

(vii) there shall be no borrower (other than a Loan Party) or guarantor (other than the Loan Parties and/or the Parent Guarantor) in respect of any Incremental Term Loans or Incremental Revolving Facility Commitments,

(viii) Other Incremental Term Loans and Incremental Revolving Facility Commitments shall not be secured by any asset other than the Collateral (other than (1) customary cash collateral in favor of an agent, letter of credit issuer or similar “fronting” lender, (2) Liens on property or assets applicable only to periods after the Latest Maturity Date at the time such Other Incremental Term Loans and/or Incremental Revolving Facility Commitments are incurred and (3) any Liens on property or assets to the extent that a Lien on such property or asset is also added for the benefit of all Lenders for so long as such Liens secure such Other Incremental Term Loans and/or Incremental Revolving Facility Commitments), and

(ix) the terms of any Incremental Revolving Facility (including the interest rate, fees, OID, conditions to borrowing, any financial covenant (it being understood that any such financial covenant may be included solely for the benefit of the Incremental Revolving Facility Lenders and not for the benefit of any Term Lenders), events of default and other terms applicable to any Incremental Revolving Facility) will be as determined by the Borrower and the applicable Incremental Revolving Facility Lenders providing such Incremental Revolving Loans and such terms shall be set forth in the applicable Incremental Assumption Agreement.

Each party hereto hereby agrees that, upon the effectiveness of any Incremental Assumption Agreement, this Agreement shall be amended to the extent necessary or appropriate in the reasonable judgment of the Borrower and the Administrative Agent to reflect the existence and terms of the Incremental Term Loan Commitments and/or the Incremental Revolving Facility Commitments and the related Loans evidenced thereby as provided for in Section 9.08(e); provided that, notwithstanding anything to the contrary in this Agreement (including Section 9.08(b)), clause (b) of the definition of “Incremental Amount,” the definitions of “Required Lenders” and “Majority Lenders,” Section 2.18, Section 2.22, Section 2.23, Section 2.24 (and any other customary provisions with respect to Defaulting Lenders), Section 6.01(v), Section 7.03, Section 9.04, Section 9.08 or any other provision of this Agreement as may be determined by the Borrower and the Administrative Agent (including any provision where necessary or appropriate to reference the Incremental Revolving Facility Commitments, the Incremental Revolving Loans and/or the Incremental Revolving Facility Lenders, including adding letter of credit provisions and/or swing line provisions in connection with any such Incremental Revolving Facility on terms reasonably satisfactory to the Borrower and the Administrative Agent) may be amended, modified or waived solely with the consent of the Administrative Agent and shall not require the consent of any other Lender; provided, further, that no such amendment, modification or waiver shall adversely affect the rights of any Term Lender in its capacity as such or modify any provision that applies to all Lenders generally except (x) to the extent such modification is to incorporate an Incremental Revolving Facility on a pro rata or less than pro rata basis (it being understood that the inclusion of a financial covenant in connection with any Incremental Revolving Facility solely for the benefit of the Incremental Revolving Facility Lenders, and not for the benefit of any Term Lenders, shall not be deemed to adversely affect the rights of any Term Lender in its capacity as such) or (y) is for the benefit of all Lenders. The Administrative Agent and the Collateral Agent shall execute, and shall have no liability for executing, upon request by the Borrower (which request shall be deemed certification that all conditions precedent to the execution of any requested amendment and of any Incremental Assumption Agreement have been satisfied and such execution is authorized and permitted under the Loan Documents) any amendment to this Agreement or any other Loan Document to effect the provisions of this Section 2.21 and any such collateral and other documentation shall be deemed “Loan Documents” hereunder and furnished to the other parties hereto.

(c) Notwithstanding the foregoing, no Incremental Term Loan Commitment or Incremental Revolving Facility Commitment shall become effective under this Section 2.21 unless:

(i) no Event of Default under Section 7.01(b), (c), (h) or (i) shall have occurred and be continuing;

(ii) the representations and warranties of Holdings and the Borrower set forth in this Agreement shall be true and correct in all material respects (other than to the extent qualified by materiality or “Material Adverse Effect,” in which case, such representations and warranties shall be true and correct); provided that in the event that the tranche of Incremental Term Loans is used to finance a Limited Condition Transaction and to the extent the Incremental Term Lenders participating in such tranche of Incremental Term Loans agree, the foregoing clause (ii) shall be limited to the Specified Representations (with the representation in Section 3.18 made on the date of funding of such Incremental Term Loans and after giving effect to such Limited Condition Transaction and other transactions on such date in connection therewith) and those representations of the seller or the target company (as applicable) included in the acquisition agreement related to the person or business to be acquired that are material to the interests of the Lenders and only to the extent that the Borrower or an applicable Subsidiary has the right to terminate its obligations under such acquisition agreement as a result of a failure of such representations to be accurate; provided, further, that in the discretion of the Borrower, the Incremental Term Lenders and/or the Incremental Revolving Facility Lenders, as applicable, such representations shall be only for the benefit of such Incremental Term Lenders and/or such Incremental Revolving Facility Lenders and the Incremental Term Lenders and/or the Incremental Revolving Facility Lenders, as applicable, may elect to agree to not require any such representations be made in their discretion; and

(iii) the Administrative Agent, the Incremental Term Lenders and/or the Incremental Revolving Facility Lenders, as applicable, shall have received documents and legal opinions consistent with those delivered on the Closing Date as to such matters as are reasonably requested by the Incremental Term Lenders and/or the Incremental Revolving Facility Lenders, as applicable; provided that any such documentation shall not be a condition to the effectiveness of such Incremental Assumption Agreement.

The Administrative Agent shall promptly notify each Lender as to the effectiveness of each Incremental Assumption Agreement.

(d) Each of the parties hereto hereby agrees that the Administrative Agent may take any and all action as may be reasonably necessary to ensure that (i) all Incremental Term Loans (other than Other Incremental Term Loans), when originally made, are included in each Borrowing of the outstanding applicable Class of Term Loans on a pro rata basis and (ii) all Incremental Revolving Facility Commitments, when originally made, are included in each Borrowing of the outstanding applicable Class of revolving loans, letters of credit or other revolving obligations on a pro rata basis. The Borrower agrees that Section 2.16 shall apply to any conversion of Term SOFR Loans to ABR Loans to effect the foregoing.

(e) Notwithstanding anything to the contrary in this Agreement, any issuance of Qualified Joining Lender Term B Loans or Incremental Term Loans shall be treated as a separate Class of Term B Loans (and shall have a separate CUSIP from any existing Class of Term B Loans) to the extent such Qualified Joining Lender Term B Loans or Incremental Term Loans are incurred as Term B Loans and are not fungible with any existing Class of Term B Loans for U.S. federal income tax purposes.

Section 2.22. Extensions of Loans and Commitments.

(a) Notwithstanding anything to the contrary in this Agreement, including Section 2.18(c) (which provisions shall not be applicable to this Section 2.22), pursuant to one or more offers made from time to time by the Borrower to all Lenders of any Class of Term Loans on a pro rata basis (based, in the case of an offer to the Lenders under any Class of Term Loans, on the aggregate outstanding Term Loans of such Class ), and on the same terms to each such Lender (“Pro Rata Extension Offers”), the Borrower is hereby permitted to consummate transactions with individual Lenders that agree to such transactions from time to time to extend the maturity date of such Lender’s Loans of such Class and to otherwise modify the terms of such Lender’s Loans of such Class pursuant to the terms of the relevant Pro Rata Extension Offer (including, without limitation, increasing the interest rate or fees payable in respect of such Lender’s Loans and/or modifying the amortization schedule in respect of such Lender’s Loans). For the avoidance of doubt, the reference to “on the same terms” in the preceding sentence shall mean, in the case of an offer to the Lenders under any Class of Term Loans, that all of the Term Loans of such Class are offered to be extended for the same amount of time and that the interest rate changes and fees payable with respect to such extension are the same. Any such extension (an “Extension”) agreed to between the Borrower and any such Lender (an “Extending Lender”) will be established under this Agreement by implementing an Other Term Loan for such Lender if such Lender is extending an existing Term Loan (such extended Term Loan, an “Extended Term Loan”). Each Pro Rata Extension Offer shall specify the date on which the Borrower proposes that the Extended Term Loan shall be made, which shall be a date not earlier than five (5) Business Days after the date on which notice is delivered to the Administrative Agent (or such shorter period agreed to by the Administrative Agent in its reasonable discretion).

(b) The Borrower and each Extending Lender shall execute and deliver to the Administrative Agent an amendment to this Agreement (an “Extension Amendment”) and such other documentation as the Administrative Agent or the Extending Lenders shall reasonably specify to evidence the Extended Term Loans of such Extending Lender. Each Extension Amendment shall specify the terms of the applicable Extended Term Loans; provided, that:

(i) except as to interest rates, fees and any other pricing terms, and amortization, final maturity date and participation in prepayments and commitment reductions (which shall, subject to clauses (ii), (iii) and (v) of this proviso, be determined by the Borrower and set forth in the Pro Rata Extension Offer), the Extended Term Loans shall have the same terms as the existing Class of Term Loans from which they are extended except for any terms which shall not apply until after the then Latest Maturity Date,

(ii) the final maturity date of any Extended Term Loans shall be no earlier than the Term Facility Maturity Date of the Class of Term Loans subject to such Pro Rata Extension Offer,

(iii) the Weighted Average Life to Maturity of any Extended Term Loans shall be no shorter than the remaining Weighted Average Life to Maturity of the Class of Term Loans to which such offer relates,

(iv) [reserved], and

(v) any Extended Term Loans may require participation on a pro rata basis or a less than pro rata basis (but not a greater than pro rata basis) than the Term B Loans in any mandatory prepayment hereunder.

Upon the effectiveness of any Extension Amendment, this Agreement shall be amended to the extent (but only to the extent) necessary to reflect the existence and terms of the Extended Term Loans evidenced thereby as provided for in Section 9.08(e). The Administrative Agent and the Collateral Agent shall execute, and shall have no liability for executing, upon request by the Borrower (which request shall be deemed certification that all conditions precedent to the execution of any requested amendment and of any Extension Amendment have been satisfied and such execution is authorized and permitted under the Loan Documents) any amendment to this Agreement or any other Loan Document to effect the provisions of this Section 2.22.

(c) Upon the effectiveness of any such Extension, the applicable Extending Lender’s Term Loan will be automatically designated an Extended Term Loan. For purposes of this Agreement and the other Loan Documents, if such Extending Lender is extending a Term Loan, such Extending Lender will be deemed to have an Other Term Loan having the terms of such Extended Term Loan.

(d) Notwithstanding anything to the contrary set forth in this Agreement or any other Loan Document (including, without limitation, this Section 2.22),

(i) no Extended Term Loan is required to be in any minimum amount or any minimum increment,

(ii) any Extending Lender may extend all or any portion of its Term Loans pursuant to one or more Pro Rata Extension Offers (subject to applicable proration in the case of over participation) (including the extension of any Extended Term Loan),

(iii) there shall be no condition to any Extension of any Loan at any time or from time to time other than notice to the Administrative Agent of such Extension and the terms of the Extended Term Loan implemented thereby and those conditions set forth in clause (a) and (b) above,

(iv) all Extended Term Loans and all obligations in respect thereof shall be Loan Obligations of the relevant Loan Parties under this Agreement and the other Loan Documents that rank equally and ratably in right of security with all other Obligations of the Class being extended (and all other Obligations secured by Other First Liens),

(v) Extended Term Loans shall not be secured by any asset other than the Collateral, and

(vi) there shall be no borrower (other than a Loan Party) and no guarantors (other than the Loan Parties and/or the Parent Guarantor) in respect of any such Extended Term Loans.

(e) Each Extension shall be consummated pursuant to procedures set forth in the associated Pro Rata Extension Offer; provided, that the Borrower shall cooperate with the Administrative Agent prior to making any Pro Rata Extension Offer to establish reasonable procedures with respect to mechanical provisions relating to such Extension, including, without limitation, timing, rounding and other adjustments.

Section 2.23. Refinancing Amendments.

(a) Notwithstanding anything to the contrary in this Agreement, including Section 2.18(c) (which provisions shall not be applicable to this Section 2.23), the Borrower may by written notice to the Administrative Agent at any time after the Closing Date establish one or more additional tranches of term loans under this Agreement (such loans, “Refinancing Term Loans”), all Net Proceeds of which are used to Refinance in whole or in part any Class of Term Loans pursuant to Section 2.11(b)(ii). Each such notice shall specify the date (each, a “Refinancing Effective Date”) on which the Borrower proposes that the Refinancing Term Loans shall be made, which shall be a date not earlier than five (5) Business Days after the date on which such notice is delivered to the Administrative Agent (or such shorter period agreed to by the Administrative Agent in its sole discretion); provided that:

(i) after giving effect to the borrowing of such Refinancing Term Loans on the Refinancing Effective Date, no Event of Default under Section 7.01(b), (c), (h) or (i) shall have occurred and be continuing and the representations and warranties of the Borrower and each other Loan Party contained in Article III or any other Loan Document shall be true and correct in all material respects on and as of the date of such Credit Event; provided, that, to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date; provided, further, that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates;

(ii) the final maturity date of the Refinancing Term Loans shall be no earlier than the earlier of (x) the final maturity date of the refinanced Indebtedness and (y) the 91st day following the Latest Maturity Date in effect at the time of incurrence thereof;

(iii) the Weighted Average Life to Maturity of such Refinancing Term Loans shall be no shorter than the lesser of (x) the then-remaining Weighted Average Life to Maturity of the refinanced Indebtedness and (y) 91 days after the Weighted Average Life to Maturity of the Class of Term Loans then outstanding with the greatest remaining Weighted Average Life to Maturity;

(iv) the aggregate principal amount of the Refinancing Term Loans shall not exceed the outstanding principal amount of the refinanced Indebtedness plus amounts used to pay fees, premiums, costs and expenses (including original issue discount) and accrued interest associated therewith;

(v) all other terms applicable to such Refinancing Term Loans (other than provisions relating to original issue discount, upfront fees, interest rates and any other pricing terms, which shall be as agreed between the Borrower and the Lenders providing such Refinancing Term Loans) shall be substantially similar to, or (x) no more restrictive, taken as a whole, to the Borrower and the Subsidiaries than the terms applicable to the Term B Loans or, if applicable, the Term Loans being refinanced (taken as a whole) or (y) customary or market terms (taken as a whole) for the type of Indebtedness incurred, in light of then-applicable market conditions (in the case of each of clauses (x) and (y), as determined in good faith by the Borrower) (except, in each case, to the extent such covenants and other terms apply solely to any period after the Latest Maturity Date or are otherwise reasonably acceptable to the Administrative Agent);

(vi) there shall be no borrower (other than a Loan Party) and no guarantors (other than the Loan Parties and/or the Parent Guarantor) in respect of such Refinancing Term Loans (except (1) for guarantees by other persons that are applicable only to periods after the Latest Maturity Date at the time such Refinancing Term Loans are incurred, (2) any such person guaranteeing such Refinancing Term Loans that also guarantees the Loans for so long as such person guarantees such Refinancing Term Loans and (3) the Parent Guarantor);

(vii) Refinancing Term Loans shall not be secured by any asset other than the Collateral (except (1) customary cash collateral in favor of an agent, letter of credit issuer or similar “fronting” lender, (2) Liens on property or assets applicable only to periods after the Latest Maturity Date at the time such Refinancing Term Loans are incurred and (3) any Liens on property or assets to the extent that a Lien on such property or asset is also added for the benefit of all Lenders for so long as such Liens secure such Refinancing Term Loans);

(viii) Refinancing Term Loans may participate on a pro rata basis or on a less than pro rata basis (but not on a greater than pro rata basis) in any mandatory prepayments (other than as provided otherwise in the case of such prepayments pursuant to Section 2.11(b)(ii)) hereunder, as specified in the applicable Refinancing Amendment; and

(ix) if the applicable Term Loans being refinanced by the Refinancing Term Loans were subordinated to any Obligations, such Refinancing Term Loans shall be subordinated to such Obligations on terms in the aggregate not materially less favorable to the Lenders as those contained in the documentation governing the Term Loans being refinanced (as determined by the Borrower in good faith), and if any of the Guarantees with respect to the Term Loans being replaced by such Refinancing Term Loans were subordinated to any Obligations, the Guarantees of the Refinancing Term Loans shall be subordinated to the Obligations on terms in the aggregate not materially less favorable to the Lenders as those contained in the documentation governing the Term Loans being refinanced (as determined by the Borrower in good faith).

(b) The Borrower may approach any Lender or any other person that would be a permitted Assignee pursuant to Section 9.04 to provide all or a portion of the Refinancing Term Loans; provided, that any Lender offered or approached to provide all or a portion of the Refinancing Term Loans may elect or decline, in its sole discretion, to provide a Refinancing Term Loan. Any Refinancing Term Loans made on any Refinancing Effective Date shall be designated an additional Class of Term Loans for all purposes of this Agreement; provided, further, that any Refinancing Term Loans may, to the extent provided in the applicable Refinancing Amendment governing such Refinancing Term Loans, be designated as an increase in any previously established Class of Term Loans made to the Borrower.

(c) [Reserved].

(d) [Reserved].

(e) The Borrower and each Lender providing the applicable Refinancing Term Loans shall execute and deliver to the Administrative Agent an amendment to this Agreement (a “Refinancing Amendment”) and such other documentation as the Administrative Agent or the Lenders providing the Refinancing Term Loans shall reasonably specify to evidence such Refinancing Term Loans. For purposes of this Agreement and the other Loan Documents, if a Lender is providing a Refinancing Term Loan, such Lender will be deemed to have an Other Term Loan having the terms of such Refinancing Term Loan. Notwithstanding anything to the contrary set forth in this Agreement or any other Loan Document (including without limitation this Section 2.23), (i) no Refinancing Term Loan is required to be in any minimum amount or any minimum increment, (ii) this Agreement shall impose no condition to any incurrence of any Refinancing Term Loan at any time or from time to time other than those set forth in clause (a) above, as applicable, and (iii) all Refinancing Term Loans and all obligations in respect thereof shall be Loan Obligations under this Agreement and the other Loan Documents that rank equally and ratably in right of security and payment with the Term B Loans and other Loan Obligations.

Section 2.24. Defaulting Lenders.

(a) Defaulting Lender Adjustments. Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as such Lender is no longer a Defaulting Lender, to the extent permitted by applicable law:

(i) Waivers and Amendments. Such Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in the definitions of “Majority Lenders” or “Required Lenders,” as applicable, and Section 9.08.

(ii) Defaulting Lender Waterfall. Any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of such Defaulting Lender (whether voluntary or mandatory, at maturity, following an Event of Default or otherwise) or received by the Administrative Agent from a Defaulting Lender pursuant to Section 9.06 shall be applied at such time or times as may be determined by the Administrative Agent as follows:

(A) first, to the payment of any amounts owing by such Defaulting Lender to the Administrative Agent and the Collateral Agent hereunder,

(B) second, [reserved],

(C) third, [reserved],

(D) fourth, as the Borrower may request (so long as no Default or Event of Default exists), to the funding of any Loan in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent,

(E) fifth, if so determined by the Administrative Agent and the Borrower, to be held in a deposit account and released pro rata in order to satisfy such Defaulting Lender’s potential future funding obligations with respect to Loans under this Agreement,

(F) sixth, to the payment of any amounts owing to the Lenders as a result of any judgment of a court of competent jurisdiction obtained by any Lender against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement,

(G) seventh, so long as no Default or Event of Default exists, to the payment of any amounts owing to the Borrower as a result of any judgment of a court of competent jurisdiction obtained by the Borrower against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement and

(H) eighth, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction. Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender pursuant to this Section 2.24 shall be deemed paid to and redirected by such Defaulting Lender, and each Lender irrevocably consents to such redirection.

Section 2.25. Loan Repurchases.

(a) Subject to the terms and conditions set forth or referred to below, the Borrower may from time to time, at its discretion (and without, for the avoidance of doubt, limiting any of its other rights hereunder to otherwise acquire Term Loans), conduct modified Dutch auctions in order to purchase Term Loans of one or more Classes (as determined by the Borrower) (each, a “Purchase Offer”), each such Purchase Offer to be managed exclusively by a financial institution chosen by the Borrower and reasonably acceptable to the Administrative Agent (it being understood that the Administrative Agent shall not be required to act as Auction Manager unless it, in its sole and absolute discretion, agrees to act as such pursuant to a separate written agreement) (in such capacity, the “Auction Manager”), so long as the following conditions are satisfied:

(i) each Purchase Offer shall be conducted in accordance with the procedures, terms and conditions set forth in this Section 2.25 and the Auction Procedures or as are otherwise reasonably acceptable to the Borrower, the Auction Manager and the Administrative Agent;

(ii) no Event of Default under Section 7.01(b), (c), (h) or (i) shall have occurred and be continuing on the date of the delivery of each notice of an auction and at the time of (and immediately after giving effect to) the purchase of any Term Loans in connection with any Purchase Offer;

(iii) the principal amount (calculated on the face amount thereof) of each and all Classes of Term Loans that the Borrower offers to purchase in any such Purchase Offer shall be no less than $5,000,000 (unless another amount is agreed to by the Administrative Agent) (across all such Classes);

(iv) the principal amount of all Term Loans of the applicable Class or Classes so purchased by the Borrower shall automatically be cancelled and retired by the Borrower on the settlement date of the relevant purchase (and may not be resold) (without any increase to EBITDA as a result of any gains associated with cancellation of debt), and in no event shall the Borrower be entitled to any vote hereunder in connection with such Term Loans;

(v) no more than one Purchase Offer with respect to any Class may be ongoing at any one time;

(vi) the Borrower represents and warrants that no Loan Party shall have any material non-public information with respect to the Loan Parties or their Subsidiaries, or with respect to the Loans or the securities of any such person, that (A) has not been previously disclosed in writing to the Administrative Agent and the Lenders (other than because such Lender does not wish to receive such material non-public information) prior to such time and (B) could reasonably be expected to have a material effect upon, or otherwise be material to, a Lender’s decision to participate in the Purchase Offer;

(vii) at the time of each purchase of Term Loans through a Purchase Offer, the Borrower shall have delivered to the Auction Manager an officer’s certificate of a Responsible Officer certifying as to compliance with the preceding clause (vi);

(viii) any Purchase Offer with respect to any Class shall be offered to all Term Lenders holding Term Loans of such Class on a pro rata basis;

(ix) no purchase of any Term Loans shall be made from the proceeds of any revolving loans;

(x) unless the Administrative Agent otherwise agrees, the Borrower shall deliver written notice of each Purchase Offer to the Administrative Agent at least ten Business Days prior to the commencement thereof; and

(xi) unless the Administrative Agent otherwise agrees, each Purchase Offer must be completed no later than five Business Days prior to the effectiveness thereof.

(b) The Borrower must terminate any Purchase Offer if it fails to satisfy one or more of the conditions set forth above which are required to be met at the time which otherwise would have been the time of purchase of Term Loans pursuant to such Purchase Offer. If the Borrower commences any Purchase Offer (and all relevant requirements set forth above which are required to be satisfied at the time of the commencement of such Purchase Offer have in fact been satisfied), and if at such time of commencement the Borrower reasonably believes that all required conditions set forth above which are required to be satisfied at the time of the consummation of such Purchase Offer will be satisfied, then the Borrower shall have no liability to any Term Lender for any termination of such Purchase Offer as a result of its failure to satisfy one or more of the conditions set forth above which are required to be met at the time which otherwise would have been the time of consummation of such Purchase Offer, and any such failure shall not result in any Default or Event of Default hereunder. With respect to all purchases of Term Loans of any Class or Classes made by the Borrower pursuant to this Section 2.25, (x) the Borrower shall pay on the settlement date of each such purchase all accrued and unpaid interest, if any, on all Term Loans of the applicable Class or Classes up to the settlement date of such purchase and (y) such purchases (and the payments made by the Borrower and the cancellation of the purchased Loans, in each case in connection therewith) shall not constitute voluntary or mandatory payments or prepayments for purposes of Section 2.11 hereof.

(c) The Administrative Agent and the Lenders hereby consent to the Purchase Offers and the other transactions effected pursuant to and in accordance with the terms of this Section 2.25; provided, that notwithstanding anything to the contrary contained herein, no Lender shall have an obligation to participate in any such Purchase Offer. For the avoidance of doubt, it is understood and agreed that the provisions of Sections 2.16, 2.18 and 9.04 will not apply to the purchases of Term Loans pursuant to Purchase Offers made pursuant to and in accordance with the provisions of this Section 2.25. The Auction Manager acting in its capacity as such hereunder shall be entitled to the benefits of the provisions of Article VIII and Section 9.05 to the same extent as if each reference therein to the “Agents” were a reference to the Auction Manager, and the Administrative Agent shall cooperate with the Auction Manager as reasonably requested by the Auction Manager in order to enable it to perform its responsibilities and duties in connection with each Purchase Offer. Upon the consummation of the Purchase Offers, the Administrative Agent shall update the Register as directed by the Borrower to reflect the sale of any Term Loans by a Lender to the Borrower and, if applicable, the cancellation of such Loans by the Borrower.

(d) This Section 2.25 shall supersede any provisions in Section 2.18 or 9.06 to the contrary.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

On the Closing Date and the date of each subsequent Credit Event, Holdings (where applicable) and the Borrower represent and warrant to the Lenders and the Agents that:

Section 3.01. Organization; Powers. Holdings, the Borrower and each of the Subsidiaries which is a Loan Party or a Significant Subsidiary (a) is a partnership, limited liability company, corporation or other entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization (to the extent that each such concept exists in such jurisdiction), (b) has all requisite power and authority to own its property and assets and to carry on its business as now conducted, (c) is qualified to do business in each jurisdiction where such qualification is required, except in the case of clause (a) (other than with respect to the Borrower and Holdings), clause (b) (other than with respect to the Borrower) and clause (c), where the failure so to be or have, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect, and (d) has the power and authority to execute, deliver and perform its obligations under each of the Loan Documents and each other agreement or instrument contemplated thereby to which it is or will be a party and, in the case of the Borrower, to borrow and otherwise obtain credit hereunder.

Section 3.02. Authorization. The execution, delivery and performance by each Loan Party of each of the Loan Documents to which it is a party and (with respect to the Borrower) the borrowings and other extensions of credit hereunder (a) have been duly authorized by all corporate, stockholder, partnership, limited liability company or other organizational action required to be obtained by such Loan Party and (b) will not (i) violate (A) any provision of law, statute, rule or regulation applicable to such Loan Party, (B) the Organization Documents of such Loan Party, (C) any applicable order of any court or any law, rule, regulation or order of any Governmental Authority applicable to such Loan Party or (D) any provision of any indenture, certificate of designation for preferred stock, agreement or other instrument to which such Loan Party is a party or by which any of them or any of their property is or may be bound, (ii) result in a breach of or constitute (alone or with due notice or lapse of time or both) a default under, give rise to a right of or result in any cancellation or acceleration of any right or obligation (including any payment) under any such indenture, certificate of designation for preferred stock, agreement or other instrument, where any such conflict, violation, breach or default referred to in clause (i) or (ii) of this Section 3.02(b), would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, or (iii) result in the creation or imposition of any Lien upon or with respect to any property or assets now owned or hereafter acquired by the Loan Parties, other than the Liens created by the Loan Documents and Permitted Liens.

Section 3.03. Enforceability. This Agreement has been duly executed and delivered by the Borrower and Holdings and constitutes, and each other Loan Document when executed and delivered by the Borrower and each other Loan Party that is party thereto will constitute, a legal, valid and binding obligation of such Loan Party enforceable against the Borrower and each such other Loan Party in accordance with its terms, subject to (a) the effects of bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance or other similar laws affecting creditors’ rights generally, (b) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), (c) implied covenants of good faith and fair dealing, and (d) the need for filings and registrations necessary to perfect the Liens on the Collateral granted by the Loan Parties in favor of the Collateral Agent.

Section 3.04. Governmental Approvals. No action, consent or approval of, registration or filing with or any other action by any Governmental Authority is or will be required for the execution, delivery or performance of each Loan Document to which the Borrower or any Guarantor is a party, except for (a) the filing of Uniform Commercial Code financing statements, (b) filings with the United States Patent and Trademark Office and the United States Copyright Office and comparable offices in foreign jurisdictions and equivalent filings in foreign jurisdictions, (c) recordation of the Mortgages, (d) such as have been made or obtained and are in full force and effect, (e) such actions, consents and approvals the failure of which to be obtained or made would not reasonably be expected to have a Material Adverse Effect and (f) filings or other actions listed on Schedule 3.04 and any other filings or registrations required to perfect Liens created by the Security Documents.

Section 3.05. Financial Statements. Subject to the last paragraph of Section 5.04, the audited consolidated balance sheets and the statements of operations, member’s equity, and cash flows for Holdings and its consolidated subsidiaries as of and for each fiscal year of Holdings in the three-fiscal year period ended on December 31, 2025, in each case, including the notes thereto, if applicable, present fairly in all material respects the consolidated financial position of Holdings and its consolidated subsidiaries as of the dates and for the periods referred to therein and the results of operations and cash flows for the periods then ended, and were prepared in accordance with GAAP applied on a consistent basis throughout the periods covered thereby, except as otherwise noted therein.

Section 3.06. No Material Adverse Effect. Since December 31, 2025, there has been no event or circumstance that, individually or in the aggregate with other events or circumstances, has had or would reasonably be expected to have a Material Adverse Effect.

Section 3.07. Title to Properties; Possession Under Leases.

(a) Each of Holdings, the Borrower and the Subsidiaries has valid title in fee simple or equivalent to, or valid leasehold interests in, or easements or other limited property interests in, all its Real Properties (including all Mortgaged Properties) and has valid title to its personal property and assets, in each case, to the knowledge of the Borrower, free and clear of all Liens except for Permitted Liens and except for defects in title that do not materially interfere with its ability to conduct its business as currently conducted or to utilize such properties and assets for their intended purposes and except where the failure to have such title would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(b) As of the Closing Date, except as set forth on Schedule 3.07(b), none of the Borrower or the Subsidiaries is obligated under any right of first refusal, option or other contractual right to sell, assign or otherwise dispose of any Mortgaged Property or any interest therein, except as permitted under Section 6.02 or 6.05 or as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(c) Schedule 3.07(c) lists each Material Real Property owned by any Collateral Guarantor as of the Closing Date.

Section 3.08. Subsidiaries.

(a) Schedule 3.08(a) sets forth as of the Closing Date the name and jurisdiction of incorporation, formation or organization of each subsidiary of Holdings (other than any Immaterial Subsidiary) and, as to each such subsidiary, the percentage of the Equity Interests of such subsidiary owned by Holdings or by any such subsidiary.

(b) As of the Closing Date, there are no outstanding subscriptions, options, warrants, calls, rights or other agreements or commitments (other than stock options granted to employees or directors (or entities controlled by directors) and shares held by directors (or entities controlled by directors)) relating to any Equity Interests of any of the Subsidiaries of Holdings, except as set forth on Schedule 3.08(b).

Section 3.09. Litigation; Compliance with Laws.

(a) There are no actions, suits, proceedings or investigations at law or in equity or by or on behalf of any Governmental Authority or in arbitration now pending, or, to the knowledge of the Borrower, threatened in writing against Holdings, the Borrower or any of the Subsidiaries or any business, property or rights of any such person (i) that involve any Loan Document, to the extent that the applicable action, suit, proceeding or investigation is brought by the Borrower or any of the Subsidiaries or (ii) that would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, except for any action, suit or proceeding at law or in equity or by or on behalf of any Governmental Authority or in arbitration which has been disclosed in any of Holdings’ or Lumen’s Annual Report on Form 10-K for the year ended December 31, 2023. There have been no developments in any such matter disclosed in the Annual Report described above which would reasonably be expected, individually or in the aggregate with any such other matters or any additional actions, suits, proceedings or investigations, to result in a Material Adverse Effect.

(b) None of Holdings, the Borrower, the Subsidiaries and their respective properties or assets is in violation of (nor will the continued operation of their material properties and assets as currently conducted violate) any law, rule or regulation (including any zoning, building, ordinance, code or approval or any building permit, but excluding any Environmental Laws, which are the subject of Section 3.16) or any restriction of record or indenture, agreement or instrument affecting any Real Property, or is in default with respect to any judgment, writ, injunction or decree of any Governmental Authority, where such violation or default would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

Section 3.10. Federal Reserve Regulations. No part of the proceeds of any Loans will be used by Holdings, the Borrower and the Subsidiaries in any manner that would result in a violation of Regulation T, Regulation U or Regulation X.

Section 3.11. Investment Company Act. None of the Borrower or any of the other Loan Parties is required to be registered as an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

Section 3.12. Use of Proceeds.

(a) The Borrower will use the proceeds of the Term B-5 Loans to refinance the Term B-4 Loans, to pay fees, costs and expenses related thereto and for other general corporate purposes.

(b) The Borrower will use the proceeds of any Incremental Loans solely for general corporate purposes of Holdings and the Subsidiaries or as otherwise required pursuant to Section 2.21.

Section 3.13. Taxes.

(a) Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, Holdings, the Borrower and each of the Subsidiaries has filed or caused to be filed all federal, state, local and non-U.S. Tax returns required to have been filed by it (including in its capacity as withholding agent) and each such Tax return is true and correct.

(b) Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, Holdings, the Borrower and each of the Subsidiaries has timely paid or caused to be timely paid all Taxes shown to be due and payable by it on the returns referred to in clause (a) and all other Taxes or assessments due and payable by it (or made adequate provision (in accordance with GAAP) for the payment of all Taxes due), except Taxes or assessments for which Holdings, the Borrower or any of the Subsidiaries (as the case may be) has set aside on its books adequate reserves in accordance with GAAP and, to the extent such Taxes are due and payable pursuant to a governmental assessment, the amount thereof is being contested in good faith by appropriate proceedings.

Section 3.14. No Material Misstatements.

(a) All written information (other than the Projections, forward looking information and information of a general economic or industry specific nature) (the “Information”) concerning Holdings, the Borrower, the Subsidiaries, the Transactions and the other transactions contemplated hereby prepared by or on behalf of the foregoing or their representatives and made available to any Lenders or the Administrative Agent in connection with the transactions contemplated hereby, when taken as a whole, was true and correct in all material respects, as of the date such Information was furnished to the Lenders (and as of the Closing Date, with respect to Information provided prior thereto) and did not, taken as a whole, contain any untrue statement of a material fact as of any such date or omit to state a material fact necessary in order to make the statements contained therein, taken as a whole, not materially misleading in light of the circumstances under which such statements were made.

(b) The Projections and other forward looking information prepared by or on behalf of the Borrower or any of its representatives and that have been made available to any Lenders or the Administrative Agent in connection with the transactions contemplated hereby have been prepared in good faith based upon assumptions believed by the Borrower to be reasonable as of the date such Projections and forward looking information were furnished to the Lenders (it being understood that such Projections and other forward looking information are as to future events and are not to be viewed as facts, such Projections and other forward looking information are subject to significant uncertainties and contingencies and that actual results during the period or periods covered by any such Projections or other forward looking information may differ significantly from the projected results, and that no assurance can be given that the projected results will be realized).

Section 3.15. Employee Benefit Plans. Except as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect: (a) no Reportable Event has occurred during the past five years as to which Holdings, the Borrower, any of the Subsidiaries or any ERISA Affiliate was required to file a report with the PBGC; (b) no ERISA Event has occurred or is reasonably expected to occur; and (c) none of Holdings, the Borrower, the Subsidiaries or any of their ERISA Affiliates has received any written notification that any Multiemployer Plan is insolvent or has been terminated within the meaning of Title IV of ERISA. The Borrower represents and warrants as of the Closing Date that the Borrower is not and will not be (1) an employee benefit plan subject to Title I of ERISA, (2) a plan or account subject to Section 4975 of the Code, (3) an entity deemed to hold “plan assets” of any such employee benefit plans, plans or accounts for purposes of ERISA or the Code or (4) a “governmental plan” within the meaning of ERISA.

Section 3.16. Environmental Matters. Except as to matters that would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect: (a) no written notice, request for information, order, complaint or penalty has been received by Holdings, the Borrower or any of the Subsidiaries, and there are no judicial, administrative or other actions, suits or proceedings pending or, to the Borrower’s knowledge, threatened which allege a violation of or liability under any Environmental Laws, in each case relating to Holdings, the Borrower or any of the Subsidiaries, (b) each of Holdings, the Borrower and the Subsidiaries has all environmental permits, licenses, authorizations and other approvals necessary for its operations to comply with all Environmental Laws (“Environmental Permits”) and is in compliance with the terms of such Environmental Permits and with all other Environmental Laws, (c) except as set forth on Schedule 3.16, no Hazardous Material is located at, on or under any property currently or, to the Borrower’s knowledge, formerly owned, operated or leased by Holdings, the Borrower or any of the Subsidiaries that would reasonably be expected to give rise to any cost, liability or obligation of Holdings, the Borrower or any of the Subsidiaries under any Environmental Laws or Environmental Permits, and no Hazardous Material has been generated, used, treated, stored, handled, disposed of or controlled, transported or Released at any location in a manner that would reasonably be expected to give rise to any cost, liability or obligation of Holdings, the Borrower or any of the Subsidiaries under any Environmental Laws or Environmental Permits, (d) there are no agreements in which Holdings, the Borrower or any of the Subsidiaries has expressly assumed or undertaken responsibility for any known or reasonably likely liability or obligation of any other person arising under or relating to Environmental Laws and (e) there has been no written environmental assessment or audit conducted (other than customary assessments not revealing anything that would reasonably be expected to result in a Material Adverse Effect), by or on behalf of Holdings, the Borrower or any of the Subsidiaries of any property currently or, to the Borrower’s knowledge, formerly owned, operated or leased by Holdings, the Borrower or any of the Subsidiaries that has not been made available to the Lenders prior to the Closing Date.

Section 3.17. Security Documents.

(a) Each Security Document is effective to create in favor of the Collateral Agent (in each case, for the benefit of the Secured Parties) a legal, valid and enforceable security interest in the Collateral described therein and proceeds thereof. As of the Closing Date, in the case of the Pledged Collateral described in the Collateral Agreement, when certificates or promissory notes, as applicable, representing such Pledged Collateral and required to be delivered under the applicable Security Document are delivered to the Collateral Agent, and in the case of the other Collateral described in the Collateral Agreement (other than the Intellectual Property), when financing statements and other filings specified in the Perfection Certificate are filed in the offices specified in the Perfection Certificate, the Collateral Agent (for the benefit of the Secured Parties) shall have a fully perfected Lien (subject to all Permitted Liens) on, and security interest in, all right, title and interest of the Loan Parties in such Collateral and, subject to Section 9-315 of the New York Uniform Commercial Code, the proceeds thereof, as security for the Obligations to the extent perfection can be obtained by filing Uniform Commercial Code financing statements or possession, in each case prior and superior in right to the Lien of any other person (except Permitted Liens).

(b) When the Collateral Agreement or an ancillary document thereunder is properly filed and recorded in the United States Patent and Trademark Office and the United States Copyright Office, and, with respect to Collateral in which a security interest cannot be perfected by such filings, upon the proper filing of the financing statements referred to in clause (a) above, the Collateral Agent (for the benefit of the Secured Parties) shall have a fully perfected Lien on, and security interest in, all right, title and interest of the Loan Parties thereunder in the material United States Intellectual Property included in the Collateral listed in such ancillary document, in each case prior and superior in right to the Lien of any other person, except for Permitted Liens (it being understood that subsequent recordings in the United States Patent and Trademark Office and the United States Copyright Office may be necessary to perfect a Lien on material registered trademarks and patents, trademark and patent applications and registered copyrights acquired by the Loan Parties after the Closing Date).

(c) The Mortgages, if any, executed and delivered after the Closing Date pursuant to Section 5.10 and Section 5.13, will be effective to create in favor of the Collateral Agent (for the benefit of the Secured Parties) legal, valid and enforceable Liens on all of the Collateral Guarantors’ rights, titles and interests in and to the Mortgaged Property thereunder and the proceeds thereof, and when such Mortgages are filed or recorded in the proper real estate filing or recording offices, and all relevant mortgage taxes and recording charges are duly paid, the Collateral Agent (for the benefit of the Secured Parties) shall have valid Liens with record notice to third parties on, and security interests in, all rights, titles and interests of the Collateral Guarantors in such Mortgaged Property and, to the extent applicable, subject to Section 9-315 of the Uniform Commercial Code, the proceeds thereof, in each case prior and superior in right to the Lien of any other person, except for Permitted Liens.

(d) Notwithstanding anything herein (including this Section 3.17) or in any other Loan Document to the contrary, no Borrower or any other Loan Party makes any representation or warranty as to the effects of perfection or non-perfection, the priority or the enforceability of any pledge of or security interest in any Equity Interests of any Foreign Subsidiary, or as to the rights and remedies of the Agents or any Lender with respect thereto, under foreign law.

Section 3.18. Solvency. Immediately after giving effect to the making of each Loan on the Closing Date and the application of the proceeds of such Loans on the Closing Date, (i) the fair value of the assets of Holdings, the Borrower and the Subsidiaries on a consolidated basis, exceeds, on a consolidated basis, their debts and liabilities, subordinated, contingent or otherwise, (ii) the present fair saleable value of the property of Holdings, the Borrower and the Subsidiaries, on a consolidated basis, is greater than the amount that will be required to pay the probable liability, on a consolidated basis, of their debts and other liabilities, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured, (iii) Holdings, the Borrower and the Subsidiaries, on a consolidated basis, are able to pay their debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured and (iv) Holdings, the Borrower and the Subsidiaries, on a consolidated basis, are not engaged in, and are not about to engage in, business for which they have unreasonably small capital. For purposes of the foregoing, the amount of any contingent liability at any time shall be computed as the amount that would reasonably be expected to become an actual and matured liability.

Section 3.19. Labor Matters. Except as, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect: (a) there are no strikes or other labor disputes pending or threatened against Holdings, the Borrower or any of the Subsidiaries; (b) the hours worked and payments made to employees of Holdings, the Borrower and the Subsidiaries have not been in violation of the Fair Labor Standards Act or any other applicable law dealing with such matters; and (c) all payments due from Holdings, the Borrower or any of the Subsidiaries or for which any claim may be made against Holdings, the Borrower or any of the Subsidiaries, on account of wages and employee health and welfare insurance and other benefits have been paid or accrued as a liability on the books of the Borrower or such Subsidiary to the extent required by GAAP.

Section 3.20. Insurance. Schedule 3.20 sets forth a true, complete and correct description, in all material respects, of all material insurance (excluding any title insurance) maintained by or on behalf of any Loan Party as of the Closing Date. As of such date, such insurance is in full force and effect.

Section 3.21. Intellectual Property; Licenses, Etc. Except as would not reasonably be expected to have a Material Adverse Effect or as set forth in Schedule 3.21, (a) Holdings, the Borrower and each of the Subsidiaries owns, or possesses the right to use, all Intellectual Property that is used or held for use or is otherwise reasonably necessary in the operation of their respective businesses, (b) to the knowledge of the Borrower, neither Holdings, the Borrower nor any Subsidiary is interfering with, infringing upon, misappropriating or otherwise violating any Intellectual Property of any person and (c)(i) no claim or litigation regarding any of the Intellectual Property owned by Holdings, the Borrower and the Subsidiaries is pending or, to the knowledge of the Borrower, threatened and (ii) to the knowledge of the Borrower, no claim or litigation regarding any other Intellectual Property described in the foregoing clauses (a) and (b) is pending or threatened.

Section 3.22. Communications and Regulatory Matters.

(a) Except as would not reasonably be expected to have a Material Adverse Effect, (i) the business of each Loan Party is being conducted in compliance with the Telecommunications Laws, (ii) each Loan Party possess all registrations, licenses, authorizations, and certifications issued by the FCC and the State PUCs necessary to conduct their respective businesses as currently conducted and (iii) all FCC Licenses and State PUC Licenses required for the operations of each Loan Party is in full force and effect.

(b) To the best of the Borrower’s knowledge, there is no proceeding being conducted or threatened by any Governmental Authority, which would reasonably be expected to cause the termination, suspension, cancellation, or nonrenewal of any of the FCC Licenses or the State PUC Licenses, or the imposition of any penalty or fine by any Governmental Authority with respect to any of the FCC Licenses or the State PUC Licenses, in each case which would reasonably be expected to have a Material Adverse Effect.

(c) There is no (i) outstanding decree, decision, judgment, or order that has been issued by the FCC or a State PUC against the Loan Parties, the FCC Licenses, or the State PUC Licenses or (ii) notice of violation, order to show cause, complaint, investigation or other administrative or judicial proceeding pending or, to the best of the Borrower’s knowledge, threatened by or before the FCC or a State PUC against the Loan Parties, the FCC Licenses, or the State PUC Licenses that, in each case, would reasonably be expected to have a Material Adverse Effect.

(d) The Loan Parties each have filed with the FCC and State PUCs all necessary reports, documents, instruments, information, or applications required to be filed pursuant to the Telecommunications Laws and have paid all fees required to be paid pursuant to the Telecommunications Laws, except in each case as would not reasonably be expected to have a Material Adverse Effect.

Section 3.23. USA PATRIOT Act. Holdings, the Borrower and each of the Subsidiaries are in compliance in all material respects with the USA PATRIOT Act, and other applicable anti-money laundering laws.

Section 3.24. Anti-Corruption Laws and Sanctions. (a) Neither Holdings, the Borrower nor any Subsidiary, nor any director or officer of Holdings, the Borrower or any Subsidiary, nor, to the knowledge of the Borrower, any employee, agent or Affiliate of Holdings, the Borrower or any Subsidiary is a Sanctioned Person or in violation of any Anti-Corruption Laws, (b) neither Holdings, the Borrower nor any Subsidiary is located, organized or resident in a Sanctioned Country and (c) no part of the proceeds of the Loans shall be used, directly or indirectly, in a manner that would result in a violation of Anti-Corruption Laws or Sanctions by any party hereto.

Section 3.25. EEA Financial Institutions. No Loan Party is an EEA Financial Institution.

ARTICLE IV

CONDITIONS OF LENDING

Section 4.01. Closing Date. The effectiveness of this Agreement is subject to the occurrence on or prior to the Closing Date of the following conditions:

(a) The Agents and the Ad Hoc Group Advisors (as defined in the Transaction Support Agreement) shall have received from each of the Loan Parties and the Lenders a counterpart of this Agreement signed on behalf of such party (which may include delivery of a signed signature page of this Agreement by facsimile or other means of electronic transmission (e.g., “pdf”)) that such party has signed a counterpart of this Agreement.

(b) The Agents and the Ad Hoc Group Advisors (as defined in the Transaction Support Agreement) shall have received counterparts of:

(i) the Multi-Lien Intercreditor Agreement from Holdings, the Borrower, the Collateral Agent, the Existing Credit Agreement Agent and representatives on behalf of the First Lien Notes and Second Lien Notes; and

(ii) the First Lien/First Lien Intercreditor Agreement from Holdings, the Borrower, the Collateral Agent, the Existing Credit Agreement Agent and representatives on behalf of the First Lien Notes.

(c) Subject to Section 5.10, the Agents and the Ad Hoc Group Advisors (as defined in the Transaction Support Agreement) shall have received counterparts of:

(i) the Guarantee Agreement from the Guarantors; and

(ii) the Collateral Agreement from Holdings, the Borrower and each other Collateral Guarantor;

(iii) a completed Perfection Certificate with respect to each Collateral Guarantor, together with all attachments contemplated thereby; and

(iv) a completed Perfection Certificate (Loan Proceeds Note) with respect to Level 3 Communications, together with all attachments contemplated thereby;

(d) Subject to Sections 5.10 and 5.13 and the definition of “Collateral and Guarantee Requirement”, including post-closing periods set forth therein, all documents and instruments necessary to establish that the Collateral Agent for the benefit of the Secured Parties, will have perfected security interests in the Collateral pursuant to the provisions of the Collateral and Guarantee Requirement that are to be satisfied on the Closing Date shall have been delivered and, if applicable, be in proper form for filing as of the Closing Date;

(e) The Administrative Agent shall have received a customary certificate of the Secretary or Assistant Secretary or similar officer or director of each of Holdings, the Borrower and each other Loan Party dated the Closing Date:

(i) attaching (x) copies of Organization Documents of such Loan Party as in effect as of the Closing Date and at all times since a date on or prior to the date of the resolutions described in the following clause (y) and (y) resolutions adopted by the applicable board of directors or equivalent governing body of each such Loan Party (or its managing general partner or managing member) authorizing the execution, delivery and performance of the Loan Documents to which it is a party and the performance of its obligations hereunder and thereunder;

(ii) attaching a certificate as to the good standing of each Loan Party as of a recent date from the Secretary of State (or other similar official) of the jurisdiction of incorporation, organization or existence of such Loan Party (to the extent such concept exists in the applicable jurisdiction); and

(iii) certifying as to the incumbency and specimen signature of each officer or director of each Loan Party executing any Loan Document or any other document delivered in connection herewith on behalf of such Loan Party.

(f) The Agents shall have received a customary written opinion of (i) Wachtell, Lipton, Rosen & Katz, as special New York counsel for the Loan Parties, (ii) Jones Walker LLP, as New York, Virginia and Michigan counsel for the Loan Parties, (iii) Potter Anderson Corroon LLP, as Delaware counsel for the Loan Parties and (iv) Wilkinson Barker Knauer, LLP, as regulatory counsel for the Loan Parties, in each case, (x) dated the Closing Date and (y) addressed to the Administrative Agent, the Collateral Agent and the Lenders on the Closing Date.

(g) The Administrative Agent shall have received a solvency certificate substantially in the form of Exhibit C and signed by a Financial Officer of Holdings confirming the solvency of Holdings, the Borrower and the Subsidiaries on a consolidated basis after giving effect to the transactions on the Closing Date.

(h) The Agents shall have each received, or shall receive substantially concurrently with the Closing Date, all fees (including legal fees and disbursements) and expenses required to be paid as of the Closing Date pursuant to the Transaction Support Agreement, any Fee Letter or any other Loan Document.

(i) To the extent invoiced at least three (3) Business Days prior to the Closing Date, payment of all fees and all reasonable and documented out-of-pocket expenses required to be paid to the Ad Hoc Group Advisors (as defined in the Transaction Support Agreement) and the Specified Lumen Tech Consenting Parties (as defined in the Transaction Support Agreement) in accordance with the Transaction Support Agreement and their respective engagement and/or fee letters entered into with the Borrower or any of its Affiliates.

(j) The Administrative Agent shall have received, at least three (3) Business Days prior to the Closing Date, all documentation and information related to the Loan Parties mutually agreed to be required under “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act and a Beneficial Ownership Certification in relation to the Borrower and each Subsidiary that qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, to the extent such information has been requested not less than ten (10) Business Days prior to the Closing Date.

(k) The Administrative Agent and the Ad Hoc Group Advisors (as defined in the Transaction Support Agreement) shall have received an executed copy of the Amendment Agreement and the effectiveness of the Amendment Agreement shall have occurred.

(l) Since December 31, 2023, no Material Adverse Effect shall have occurred.

(m) The Specified Representations shall be true and correct in all material respects on and as of the Closing Date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects as of such earlier date); provided, that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on the Closing Date.

(n) Subject to Sections 5.10 and 5.13, the Collateral and Guarantee Requirement shall be satisfied.

(o) The Administrative Agent shall have received a certificate signed by a Responsible Officer of the Borrower confirming the satisfaction of the conditions set forth in paragraphs (l) and (m) above.

(p) The other Transactions shall have occurred substantially concurrently with the Closing Date.

(q) The Administrative Agent shall have received a borrowing request with respect to the Term B Loans to be borrowed on the Closing Date as required by Section 2.03.

For purposes of determining whether the conditions specified in this Section 4.01 have been satisfied on the Closing Date, by making the Loans hereunder, each Lender that has executed this Agreement shall be deemed to have consented to, approved or accepted, or to be satisfied with, each document or other matter required hereunder to be consented to or approved by or acceptable or satisfactory to such Lender.

Section 4.02. [Reserved].

Section 4.03. [Reserved].

ARTICLE V

AFFIRMATIVE COVENANTS

Each of Holdings and the Borrower covenants and agrees with each Lender that from and after the Closing Date until the Termination Date, unless with the written consent of the requisite Lenders in accordance with Section 9.08, Holdings and the Borrower will, and will cause each of the Subsidiaries to:

Section 5.01. Existence; Business and Properties.

(a) Do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence, except (i) in the case of a Subsidiary, where the failure to do so would not reasonably be expected to have a Material Adverse Effect, (ii) as otherwise permitted under Section 6.05, and (iii) for the liquidation or dissolution of Subsidiaries if the assets of any such Subsidiary (to the extent they exceed estimated liabilities of such Subsidiary) are acquired by the Borrower or a Wholly-Owned Subsidiary in such liquidation or dissolution; provided, that (x) Guarantors may not be liquidated into Subsidiaries that are not Loan Parties, and (y) Domestic Subsidiaries may not be liquidated into Foreign Subsidiaries (except in each case as permitted under Section 6.05).

(b) Except where the failure to do so would not reasonably be expected to have a Material Adverse Effect, do or cause to be done all things necessary to (i) lawfully obtain, preserve, renew, extend and keep in full force and effect the permits, franchises, authorizations, Intellectual Property, licenses and rights with respect thereto used in the conduct of its business, and (ii) at all times maintain, protect and preserve all property necessary to the normal conduct of its business and keep such property in good repair, working order and condition (ordinary wear and tear excepted), from time to time make, or cause to be made, all needful and proper repairs, renewals, additions, improvements and replacements thereto necessary in order that the business carried on in connection therewith, if any, may be properly conducted at all times (in each case except as permitted by this Agreement).

Section 5.02. Insurance.

(a) Maintain, with financially sound and reputable insurance companies, insurance (subject to customary deductibles and retentions) in such amounts and against such risks as are customarily maintained by similarly situated companies engaged in the same or similar businesses operating in the same or similar locations (as determined by the Borrower in good faith), and, subject to Section 5.13, cause the Collateral Agent to be listed as a co-loss payee on property and casualty policies with respect to tangible personal property and assets constituting Collateral located in the United States of America and as an additional insured on all general liability policies. Notwithstanding the foregoing, Holdings, the Borrower and the Subsidiaries may (i) maintain all such insurance with any combination of primary and excess insurance, (ii) maintain any or all such insurance pursuant to master or so-called “blanket policies” insuring any or all Collateral and/or other assets which do not constitute Collateral (and in such event the co-payee endorsement shall be limited or otherwise modified accordingly), and/or self-insure with respect to such risks with respect to which companies of established reputation engaged in the same general line of business in the same general area usually self-insure (as reasonably determined by the Borrower).

(b) Except as the Collateral Agent may agree in its reasonable discretion, the Borrower shall use commercially reasonable efforts to:

(i) cause all such property and casualty insurance policies to be endorsed or otherwise amended to include a “standard” or “New York” lender’s loss payable/mortgagee endorsement (as applicable);

(ii) deliver a certificate of an insurance broker to the Collateral Agent;

(iii) cause each such policy covered by this clause (b) to provide that it shall not be cancelled or not renewed upon less than 30 days’ prior written notice thereof by the insurer to the Collateral Agent; and

(iv) deliver to the Collateral Agent, prior to or concurrently with the cancellation or nonrenewal of any such policy of insurance covered by this clause (b), a copy of a renewal or replacement policy (or other evidence of renewal of a policy previously delivered to the Collateral Agent), or insurance certificate with respect thereto, together with evidence of payment of the premium therefor, in each case of the foregoing, to the extent customarily maintained, purchased or provided to, or at the request of, lenders by similarly situated companies in connection with credit facilities of this nature.

(c) If any portion of any Mortgaged Property is at any time located in an area identified by the Federal Emergency Management Agency (or any successor agency) as a special flood hazard area (each a “Special Flood Hazard Area”) with respect to which flood insurance has been made available under the Flood Insurance Laws, the Borrower shall use commercially reasonable efforts to:

(i) maintain, or cause to be maintained, with a financially sound and reputable insurer, flood insurance in an amount and otherwise sufficient to comply with all applicable rules and regulations promulgated pursuant to the Flood Insurance Laws and

(ii) deliver to the Collateral Agent evidence of such compliance in form and substance reasonably acceptable to the Collateral Agent, including, without limitation, evidence of annual renewals of such insurance.

(d) In connection with the covenants set forth in this Section 5.02, it is understood and agreed that:

(i) the Administrative Agent, the Collateral Agent, the Lenders and their respective agents and employees shall not be liable for any loss or damage insured by the insurance policies required to be maintained under this Section 5.02, it being understood that (A) the Loan Parties shall look solely to their insurance companies or any other parties other than the aforesaid parties, agents and employees for the recovery of such loss or damage and (B) such insurance companies shall have no rights of subrogation against the Administrative Agent, the Collateral Agent, the Lenders or their agents or employees. If, however, the insurance policies, as a matter of the internal policy of such insurer, do not provide waiver of subrogation rights against such parties, as required above, then Holdings, on behalf of itself and on behalf of each of its Subsidiaries, hereby agrees, to the extent permitted by law, to waive, and further agrees to cause each of its Subsidiaries to waive, its right of recovery, if any, against the Administrative Agent, the Collateral Agent, the Lenders and their agents and employees; and

(ii) the designation of any form, type or amount of insurance coverage by the Collateral Agent (including acting in the capacity as the Collateral Agent) under this Section 5.02 shall in no event be deemed a representation, warranty or advice by the Administrative Agent, the Collateral Agent or the Lenders that such insurance is adequate for the purposes of the business of Holdings, the Borrower and the Subsidiaries or the protection of their properties.

Section 5.03. Taxes. Pay its obligations in respect of all Tax liabilities and similar assessments and governmental charges, before the same shall become delinquent or in default, except where (a) Holdings, the Borrower or a Subsidiary has set aside on its books adequate reserves therefor in accordance with GAAP and, to the extent due and payable pursuant to a governmental assessment, the amount thereof is being contested in good faith by appropriate proceedings or (b) the failure to make payment could not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect.

Section 5.04. Financial Statements, Reports, Etc. Furnish to the Administrative Agent (which will promptly make available such information to the Lenders):

(a) within 120 days after the end of each fiscal year, a consolidated balance sheet and related statements of operations, cash flows and member’s equity showing the financial position of Holdings and its Subsidiaries as of the close of such fiscal year and the consolidated results of their operations during such year and setting forth in comparative form the corresponding figures for the prior fiscal year, which consolidated balance sheet and related statements of operations, cash flows and owners’ equity shall be accompanied by a customary management’s discussion and analysis, solely to the extent required pursuant to (and in substantially the same scope and format as provided under) the terms of the then-outstanding First Lien Notes, and audited by independent public accountants of recognized national standing and accompanied by an opinion of such accountants (which opinion shall not be qualified (or contain a like qualification, exception or matter of emphasis) as to scope of audit or as to the status of the Borrower as a going concern other than with respect to or resulting from: (i) an upcoming maturity date of any Indebtedness, (ii) an actual or anticipated breach of a financial covenant, (iii) activities, operations, financial results or liabilities of any person other than Holdings and the Subsidiaries or (iv) changes in accounting principles or practices) to the effect that such consolidated financial statements fairly present, in all material respects, the financial position and results of operations of Holdings and its Subsidiaries on a consolidated basis in accordance with GAAP (it being understood that the delivery by Holdings of annual reports on Form 10-K shall satisfy the requirements of this Section 5.04(a) to the extent such annual reports include the information specified herein and are delivered within the time period specified above);

(b) within 60 days after the end of each of the first three fiscal quarters of each fiscal year, a consolidated balance sheet and related statements of operations and cash flows showing the financial position of Holdings and its Subsidiaries as of the close of such fiscal quarter and the consolidated results of their operations during such fiscal quarter and the then-elapsed portion of the fiscal year and setting forth in comparative form the corresponding figures for the corresponding periods of the prior fiscal year, all of which shall be in reasonable detail, which consolidated balance sheet and related statements of operations and cash flows shall be accompanied by a customary management’s discussion and analysis, solely to the extent required pursuant to (and in substantially the same scope and format as provided under) the terms of the then-outstanding First Lien Notes, and which consolidated balance sheet and related statements of operations and cash flows shall be certified by a Financial Officer of Holdings on behalf of Holdings as fairly presenting, in all material respects, the financial position and results of operations of Holdings and its Subsidiaries on a consolidated basis in accordance with GAAP (subject to normal year-end audit adjustments and the absence of certain footnotes) (it being understood that the delivery by Holdings of quarterly reports on Form 10-Q shall satisfy the requirements of this Section 5.04(b) to the extent such quarterly reports include the information specified herein and are delivered within the time period specified above);

(c) concurrently with any delivery of financial statements under clause (a) or (b) above, a certificate of a Financial Officer of the Borrower certifying that to the knowledge of such Financial Officer no Event of Default or Default has occurred since the date of the last certificate delivered pursuant to this clause (c) (or since the Closing Date in the case of the first such certificate) or, if such an Event of Default or Default has occurred, specifying the nature and extent thereof and any corrective action taken or proposed to be taken with respect thereto;

(d) promptly after the same become publicly available, copies of all periodic and other publicly available reports, proxy statements and other materials filed by Holdings or any of the Subsidiaries with the SEC, or distributed to its stockholders generally, as applicable; provided, that such reports, proxy statements, filings and other materials required to be delivered pursuant to this clause (d) shall be deemed delivered for purposes of this Agreement when posted to the website of Lumen or the website of the SEC and written notice of such posting has been delivered to the Administrative Agent;

(e) [reserved];

(f) concurrently with the delivery of financial statements under clause (a) above, an updated Perfection Certificate reflecting all changes since the date of the information most recently received pursuant to this clause (f) (or a certificate of a Responsible Officer certifying as to the absence of any changes to the previously delivered update, if applicable);

(g) [reserved]; and

(h) promptly, from time to time, such other information regarding the operations, business affairs and financial condition of Holdings, the Borrower or any of the Subsidiaries, or compliance with the terms of any Loan Document as in each case the Administrative Agent may reasonably request (acting at the direction of the Required Lenders), except to the extent that the provision of any such information would breach any law or contract to which the Borrower or a Subsidiary is a party.

The Borrower hereby acknowledges that (x) the Administrative Agent and/or the Arrangers may, but shall not be obligated to, make available to the Lenders materials and/or information provided by or on behalf of the Borrower hereunder (collectively, “Borrower Materials”) by posting the Borrower Materials on IntraLinks, Syndtrak, ClearPar, or a substantially similar electronic transmission system (the “Platform”) and (y) certain of the Lenders (each, a “Public Lender”) may have personnel who do not wish to receive material non-public information with respect to the Borrower or its Affiliates, or the respective securities of any of the foregoing, and who may be engaged in investment and other market-related activities with respect to such persons’ securities. The Borrower hereby agrees that (w) the Borrower Materials that are to be distributed to the Public Lenders shall be clearly and conspicuously marked “PUBLIC” which, at a minimum, shall mean that the word “PUBLIC” shall appear prominently on the first page thereof, (x) by marking Borrower Materials “PUBLIC,” the Borrower shall be deemed to have authorized the Administrative Agent, the Arrangers and the Lenders to treat such Borrower Materials as not containing any material non-public information (although it may be sensitive and proprietary) with respect to Holdings, the Borrower, the Subsidiaries or any of their respective securities for purposes of United States Federal and state securities laws, (y) all Borrower Materials marked “PUBLIC”

are permitted to be made available through a portion of the Platform designated “Public Side Information” and (z) the Administrative Agent and the Arrangers shall be entitled to treat any Borrower Materials that are not marked “PUBLIC” as being suitable only for posting on a portion of the Platform not designated “Public Side Information.”

Notwithstanding any of the foregoing, Holdings may satisfy its obligations under this Section 5.04 with respect to financial information relating to Holdings by furnishing financial information relating to any direct or indirect parent company of Holdings; provided that the same is accompanied by consolidating information that explains in reasonable detail the differences between the information relating to such parent and any of its subsidiaries other than Holdings and its Subsidiaries, on the one hand, and the information relating to Holdings and its Subsidiaries, on the other hand. For the avoidance of doubt, the consolidating information referred to in the proviso in the preceding sentence need not be audited.

Section 5.05. Litigation and Other Notices. Furnish to the Administrative Agent (which will promptly thereafter furnish to the Lenders) written notice of the following within 30 days after any Responsible Officer of the Borrower obtains actual knowledge thereof:

(a) any Event of Default or Default, specifying, in each case, the nature and extent thereof and the corrective action (if any) proposed to be taken with respect thereto;

(b) the filing or commencement of, or any written threat or notice of intention of any person to file or commence, any action, suit or proceeding, whether at law or in equity or by or before any Governmental Authority or in arbitration, against Holdings, the Borrower or any of the Subsidiaries as to which an adverse determination is reasonably probable and which, if adversely determined, would reasonably be expected to have a Material Adverse Effect;

(c) any other development specific to Holdings, the Borrower or any of the Subsidiaries that is not a matter of general public knowledge and that has had, or would reasonably be expected to have, a Material Adverse Effect;

(d) [reserved]; and

(e) the occurrence of any ERISA Event that, together with all other ERISA Events that have occurred, would reasonably be expected to have a Material Adverse Effect.

Each notice delivered under this Section 5.05 shall be accompanied by a statement of a Responsible Officer of the Borrower setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken with respect thereto.

Section 5.06. Compliance with Laws. Comply with all laws, rules, regulations and orders of any Governmental Authority applicable to it or its property, the USA PATRIOT Act and other applicable anti-money laundering laws, except where the failure to do so, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect; provided, that this Section 5.06 shall not apply to laws related to Taxes, which are the subject of Section 5.03.

Section 5.07. Maintaining Records; Access to Properties and Inspections. Maintain all financial records in accordance with GAAP and permit any persons designated by the Administrative Agent or, upon the occurrence and during the continuance of an Event of Default, any Lender to visit and inspect the financial records and the properties of Holdings, the Borrower or any of the Subsidiaries at reasonable times, upon reasonable prior notice to the Borrower, and as often as reasonably requested and to make extracts from and copies of such financial records, and permit any persons designated by the Administrative Agent or, upon the occurrence and during the continuance of an Event of Default, any Lender upon reasonable prior notice to the Borrower to discuss the affairs, finances and condition of Holdings, the Borrower or any of the Subsidiaries with the officers thereof and independent accountants therefor (so long as the Borrower has the opportunity to participate in any such discussions with such accountants), in each case, subject to reasonable requirements of confidentiality, including requirements imposed by law or by contract; provided, that nothing in this Section 5.07 shall prevent Holdings or the Borrower from discontinuing the maintenance of any of such properties if such discontinuance is, in the reasonable good faith judgment of the Borrower, desirable in the conduct of its business or the business of any Subsidiary of Holdings and not disadvantageous in any material respect to the Lenders.

Section 5.08. Use of Proceeds. Use the proceeds of the Loans made in the manner contemplated by Section 3.12.

Section 5.09. Compliance with Environmental Laws

. Comply, and make reasonable efforts to cause all lessees and other persons occupying its properties to comply, with all applicable Environmental Laws and Environmental Permits, except, in each case with respect to this Section 5.09, to the extent the failure to do so would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

Section 5.10. Further Assurances; Additional Security.

(a) Execute any and all further documents, financing statements, agreements and instruments, and take all such further actions (including the filing and recording of financing statements and other documents) necessary or that the Borrower or the Administrative Agent (acting at the direction of the Required Lenders) shall reasonably determine in good faith are necessary (including, without limitation, those required by applicable Requirements of Law) to satisfy the Collateral and Guarantee Requirement and to cause the Collateral and Guarantee Requirement to be and remain satisfied, all at the expense of the Loan Parties and provide to the Collateral Agent evidence as to the perfection of the Liens created or intended to be created by the Security Documents. The Collateral Agent or the Required Lenders shall be authorized but not obligated to file or record any financing statement or other documents in connection with the creation, perfection or maintenance of any Lien.

(b) If any asset (other than Real Property) is acquired by any Collateral Guarantor after the Closing Date or owned by an entity at the time it becomes a Collateral Guarantor (in each case other than (x) assets constituting Collateral under a Security Document that automatically become subject to a perfected Lien pursuant to such Security Document upon acquisition thereof and (y) assets constituting Excluded Property), such Collateral Guarantor will, (i) notify the Agents of such acquisition or ownership and (ii) cause such asset to be subjected to a Lien (subject to any Permitted Liens) securing the Obligations by, and take, and cause the Collateral Guarantors to take, such actions as shall be reasonably determined by the Borrower in good faith to be necessary to satisfy the Collateral and Guarantee Requirement to be satisfied with respect to such asset, including actions described in clause (a) of this Section 5.10, all at the expense of the Loan Parties, subject to clause (l) of this Section 5.10 and the definition of “Excluded Property.”

(c) Only if there is a requirement to grant mortgages under any Indebtedness secured by Liens that rank pari passu to the Liens on the Collateral securing the Obligations as of the date any mortgage would be required to be put in place pursuant to this Section 5.10(c), within 180 days after the acquisition of any Material Real Property after the Closing Date (which such date shall be automatically extended in 60 day increments so long as the Borrower is using commercially reasonable efforts) and subject to the receipt of all required regulatory approvals, the Borrower shall use commercially reasonable efforts to:

(i) grant, and cause each Collateral Guarantor to grant, the Collateral Agent security interests in, and Mortgages on, such Material Real Property, which security interest and mortgage shall constitute valid and enforceable Liens subject to no other Liens except Permitted Liens at the time of recordation thereof,

(ii) deliver, and cause each such Collateral Guarantor to deliver, for recording or filing, the Mortgage or instruments related thereto in such manner and in such places as is required by law to establish, perfect, preserve and protect the Liens in favor of the Collateral Agent (for the benefit of the Secured Parties) required to be granted pursuant to the Mortgages and pay, and cause each such Collateral Guarantor to pay, in full, all Taxes, fees and other charges required to be paid in connection with such recording or filing, in each case subject to clause (g) below; and

(iii) unless otherwise waived by the Collateral Agent, with respect to each such Mortgage, cause the requirements set forth in clauses (f) and (g) of the definition of “Collateral and Guarantee Requirement” to be satisfied with respect to such Material Real Property.

(d) If any additional direct or indirect Subsidiary of Holdings (other than an Excluded Subsidiary) is formed, acquired or ceases to constitute an Excluded Subsidiary following the Closing Date (or, for the avoidance of doubt, becomes a Designated Guarantor Subsidiary or Designated Grantor Subsidiary), within thirty (30) days after the date such Subsidiary is formed or acquired or meets such criteria (or first becomes subject to such requirement) (which such date shall be automatically extended in thirty (30) day increments up to a maximum amount of 180 days so long as the Borrower is using commercially reasonable efforts), notify the Collateral Agent thereof and, within forty-five (45) days after the date such Subsidiary is formed or acquired or meets such criteria (or first becomes subject to such requirement) (which such date shall be automatically extended in 45 day increments up to a maximum amount of 180 days so long as the Borrower is using commercially reasonable efforts) cause such Subsidiary to become a Guarantor and Collateral Guarantor, as applicable, and cause the Collateral and Guarantee Requirement to be satisfied with respect to such Subsidiary and with respect to any Equity Interest in or Indebtedness of such Subsidiary owned by or on behalf of any Collateral Guarantor, subject to clauses (g) and (j) of this Section 5.10. Notwithstanding anything to the contrary herein, (x) in no circumstance shall an Excluded Subsidiary become a Guarantor or Collateral Guarantor and (y) in the event any Specified Subsidiary is required to guarantee the Obligations pursuant to the definition of Excluded Subsidiary because it ceases to constitute an Excluded Subsidiary pursuant to the proviso thereto, then such Specified Subsidiary will only be required to become a party to the Collateral Agreement or any other Security Document, or to create Liens on its assets to secure the Obligations, to the extent such Specified Subsidiary grants Liens on such assets to secure any other Material First Lien Indebtedness. Notwithstanding anything herein to the contrary or otherwise, the Borrower may, in its sole discretion, elect at any time to have an Excluded Subsidiary become a Guarantor or a Collateral Guarantor.

(e) Furnish to the Agents prompt written notice of any change (i) in any Loan Party’s corporate or organization name, (ii) in any Loan Party’s identity or organizational structure, (iii) in any Loan Party’s organizational identification number (to the extent relevant in the applicable jurisdiction of organization) and (iv) in any Loan Party’s jurisdiction of organization; provided, that the Borrower shall not effect or permit any such change unless all filings have been made, or will have been made within thirty (30) days following such change (which such date shall be automatically extended in 30 day increments up to a maximum amount of 180 days so long as the Borrower is using commercially reasonable efforts), under the Uniform Commercial Code (or its equivalent in any applicable jurisdiction) that are required in order for the Collateral Agent to continue at all times following such change to have a valid, legal and perfected security interest in all the Collateral in which a security interest may be perfected by such filing, for the benefit of the Secured Parties.

(f) If any additional Foreign Subsidiary of Holdings is formed or acquired after the Closing Date (with any (x) Subsidiary Redesignation resulting in an Unrestricted Subsidiary becoming a Subsidiary and (y) redomestication of any Subsidiary, in each case, being deemed to constitute the acquisition of a Subsidiary) and if such Subsidiary is a “first tier” Foreign Subsidiary of a Collateral Guarantor, within thirty (30) days after the date such Foreign Subsidiary is formed or acquired (which such date shall be automatically extended in 30 day increments so long as the Borrower is using commercially reasonable efforts), notify the Collateral Agent thereof and, within sixty (60) days after the date such Foreign Subsidiary is formed or acquired (which such date shall be automatically extended in 60 day increments up to a maximum amount of 180 days so long as the Borrower is using commercially reasonable efforts), cause the Collateral and Guarantee Requirement to be satisfied with respect to any Equity Interest in such Foreign Subsidiary owned by or on behalf of any Loan Party, subject to clauses (i) and (k) of this Section 5.10 and the definition of “Excluded Property.”

(g) Notwithstanding anything to the contrary in this Agreement or in the other Loan Documents, the Collateral and Guarantee Requirement and the other provisions of this Section 5.10 and the other Loan Documents with respect to Collateral need not be satisfied with respect to Excluded Property.

(h) Each of Holdings and the Borrower will endeavor, and cause each Regulated Grantor Subsidiary and each Regulated Guarantor Subsidiary to endeavor, in good faith using commercially reasonable efforts to (i)(A) cause the Collateral Permit Condition to be satisfied with respect to such Regulated Grantor Subsidiary and (B) cause the Guarantee Permit Condition to be satisfied with respect to such Regulated Guarantor Subsidiary, in each case at the earliest practicable date and (ii) obtain the material (as determined in good faith by the Borrower) authorizations and consents of federal and state Governmental Authorities required to cause any Subsidiary to become a Guarantor and a Collateral Guarantor as required by this Section 5.10 and the Collateral and Guarantee Requirement.

(i) For purposes of this Section 5.10, the requirement that Holdings or the Borrower use “commercially reasonable efforts” shall not be deemed to require it to make material payments in excess of normal fees and costs to or at the direction of Governmental Authorities or to change the manner in which it conducts its business in any respect that the management of the Borrower shall determine in good faith to be adverse or materially burdensome.

(j) Notwithstanding anything to the contrary herein or in any other Loan Document, the Borrower shall have the right, at any time, to designate an Excluded Subsidiary as a Guarantor (and to subsequently release such Guarantee in accordance with Section 9.18(b)); provided that in no circumstance shall an Excluded Subsidiary become a Guarantor unless designated as a Guarantor by the Borrower in its sole discretion.

(k) [reserved].

(l) Notwithstanding anything herein to the contrary herein, (x) the Collateral Agent may grant extensions of time or waiver or modification of the requirement for the creation or perfection of security interests in or the obtaining of insurance with respect to particular assets (including extensions beyond the Closing Date for the perfection of security interests in the assets of the Collateral Guarantors on such date) where it reasonably determines, in consultation with the Borrower, that perfection or obtaining of such items cannot reasonably be accomplished without undue effort or expense or is otherwise impracticable by the time or times required by this Agreement or the other Loan Documents and (y) Liens required to be granted from time to time pursuant to, or any other requirements of, the Collateral and Guarantee Requirement and the Security Documents shall be subject to exceptions and limitations set forth in the Security Documents.

Section 5.11. Ratings. Use commercially reasonable efforts to obtain within sixty (60) days following the Closing Date and to maintain (a) public ratings from Moody’s and S&P for the Term B-5 Loans and (b) public corporate credit ratings and corporate family ratings from Moody’s and S&P in respect of the Borrower; provided, that in each case, that the Borrower and its subsidiaries shall not be required to obtain or maintain any specific rating.

Section 5.12. Restricted and Unrestricted Subsidiaries. Designate any Subsidiary as an Unrestricted Subsidiary only in accordance with the definition of “Unrestricted Subsidiary” contained herein.

Section 5.13. Post-Closing. Take all necessary actions to satisfy the items described on Schedule 5.13 within the applicable period of time specified in such Schedule.

ARTICLE VI

NEGATIVE COVENANTS

Each of Holdings and the Borrower covenants and agrees with each Lender that from the Closing Date until the Termination Date, unless with the written consent of the requisite Lenders in accordance with Section 9.08, the Borrower will not, and Holdings and the Borrower will not permit any of their respective Subsidiaries to:

Section 6.01. Indebtedness. Incur, create, assume or permit to exist any Indebtedness, except:

(a) (i) Indebtedness, including Capitalized Lease Obligations (other than Indebtedness described in Section 6.01(b), (l), (t), (u), (cc) and (ee) below) existing or committed on the Closing Date; provided that any such Indebtedness that is owed to any person other than the Borrower and/or one or more of the Subsidiaries, in an aggregate amount in excess of $25,000,000 shall be set forth in Schedule 6.01 and (ii) any Permitted Refinancing Indebtedness incurred to Refinance such Indebtedness;

(b) (i) Indebtedness created hereunder (including pursuant to Section 2.21, Section 2.22 or Section 2.23) and under the other Loan Documents and (ii) any Refinancing Notes incurred to Refinance such Indebtedness;

(c) Indebtedness of the Borrower or any Subsidiary pursuant to Hedging Agreements entered into for non-speculative purposes;

(d) Indebtedness owed to (including obligations in respect of letters of credit or bank guarantees or similar instruments for the benefit of) any person providing workers’ compensation, health, disability or other employee benefits or property, casualty or liability insurance to the Borrower or any Subsidiary, pursuant to reimbursement or indemnification obligations to such person, in each case in the ordinary course of business or consistent with past practice or industry practices;

(e) subject to Section 6.08, Indebtedness of the Borrower to any Subsidiary and of any Subsidiary to the Borrower or any other Subsidiary (including any Loan Proceeds Note or Offering Proceeds Note); provided, that

(i) Indebtedness of any Subsidiary that is not a Loan Party owing to a Loan Party incurred pursuant to this Section 6.01(e) shall be subject to Section 6.04(b);

(ii) Indebtedness owed by any Loan Party to any Subsidiary that is not a Guarantor and Indebtedness of any Guarantor owing to the Borrower incurred pursuant to this Section 6.01(e) shall be subordinated in right of payment to the Loan Obligations pursuant to the Subordinated Intercompany Note; and

(iii) prior to the satisfaction of the Guarantee Permit Condition and the Collateral Permit Condition, any Indebtedness owed by Level 3 Communications or any Loan Proceeds Note guarantor to any Subsidiary that is not a Guarantor shall be subordinated to the obligations in respect of the Loan Proceeds Note pursuant to the Subordinated Intercompany Note;

(f) Indebtedness in respect of performance bonds, bid bonds, appeal bonds, surety bonds and completion guarantees and similar obligations, in each case provided in the ordinary course of business or consistent with past practice or industry practices, including those incurred to secure health, safety and environmental obligations in the ordinary course of business or consistent with past practice or industry practices;

(g) Indebtedness arising from the honoring by a bank or other financial institution of a check, draft or similar instrument drawn against insufficient funds in the ordinary course of business or other cash management services, in each case incurred in the ordinary course of business;

(h) (i) Indebtedness of a Subsidiary acquired after the Closing Date or a person merged or consolidated with the Borrower or any Subsidiary after the Closing Date and Indebtedness otherwise assumed by the Borrower or any Subsidiary in connection with the acquisition of assets or Equity Interests (including a Permitted Business Acquisition), where such acquisition, merger, amalgamation or consolidation is not prohibited by this Agreement; provided, that

(x) Indebtedness acquired or assumed pursuant to this subclause (h)(x) shall be in existence prior to the respective merger or acquisition of assets or Equity Interests (including a Permitted Business Acquisition) and shall not have been created in contemplation thereof or in connection therewith and

(y) after giving effect to the acquisition or assumption of such Indebtedness, the Total Leverage Ratio shall either (A) not be greater than the Amendment No. 1 Total Leverage Ratio or (B) not be greater than the Total Leverage Ratio in effect immediately prior to the acquisition or assumption of such Indebtedness, in each case calculated on a Pro Forma Basis for the then most recently ended Test Period; and

(ii) any Permitted Refinancing Indebtedness incurred to Refinance any such Indebtedness;

(i) Capitalized Lease Obligations (and any Permitted Refinancing Indebtedness in respect thereof) in an aggregate principal amount outstanding, together with the aggregate principal amount of any Indebtedness outstanding pursuant to this Section 6.01(i), not to exceed the greater of (x) $625,000,000 and (y) 43.75% of Pro Forma LTM EBITDA measured at the time of incurrence, creation or assumption (plus any increase in the amount thereof in connection with any refinancing, renewal or extension thereof to the extent such increase is permitted by the definition of “Permitted Refinancing Indebtedness”);

(j) mortgage financings and other Indebtedness incurred by the Borrower or any Subsidiary prior to or within 360 days after the acquisition, lease, construction, repair, replacement or improvement of fixed or capital assets or any Telecommunications/IS Assets in order to finance such acquisition, lease, construction, repair, replacement or improvement (whether through the direct purchase of property or the Equity Interests of any person owning such property) (and any Permitted Refinancing Indebtedness in respect thereof) in an aggregate principal amount outstanding that immediately after giving effect to the incurrence of such Indebtedness and the use of proceeds thereof, together with the aggregate principal amount of any other Indebtedness outstanding pursuant to this Section 6.01(j), would not exceed the greater of (x) $625,000,000 and (y) 43.75% of Pro Forma LTM EBITDA measured when incurred, created or assumed (plus any increase in the amount thereof in connection with any refinancing, renewal or extension thereof to the extent such increase is permitted by the definition of “Permitted Refinancing Indebtedness”);

(k) Indebtedness of the Borrower or any Subsidiary (including, for the avoidance of doubt, any Guarantees thereof), in an aggregate principal amount not to exceed the greater of (x) $715,000,000 and (y) 50.0% of Pro Forma LTM EBITDA at any time outstanding;

(l) (i) the First Lien Notes issued by the Borrower and (ii) any Permitted Refinancing Indebtedness in respect thereof;

(m) Guarantees not otherwise prohibited by this Agreement (i) by the Borrower of Indebtedness of any Subsidiary that is a Guarantor, (ii) by any Subsidiary that is not a Guarantor of Indebtedness of any other Person that is not a Guarantor and (iii) by any Guarantor of Indebtedness of the Borrower or any Subsidiary that is a Guarantor;

(n) Indebtedness arising from agreements of the Borrower or any Subsidiary providing for indemnification, adjustment of purchase or acquisition price or similar obligations (including earn-outs), in each case, incurred or assumed in connection with any Permitted Business Acquisition or similar Investment or the disposition of any business, assets or a Subsidiary not prohibited by this Agreement;

(o) Indebtedness in respect of letters of credit, bank guarantees, warehouse receipts or similar instruments issued in the ordinary course of business or consistent with past practice or industry practices and not supporting obligations in respect of Indebtedness for borrowed money;

(p) (i) Permitted Consolidated Cash Flow Debt in an aggregate principal amount such that either (a) the Total Leverage Ratio does not exceed 6.00 to 1.00 or (b) the Fixed Charge Coverage Ratio is not less than 2.00 to 1.00 and (ii) any Permitted Refinancing Indebtedness in respect thereof;

(q) obligations in respect of Cash Management Agreements in the ordinary course of business;

(r) Indebtedness incurred in the ordinary course of business in respect of obligations of the Borrower or any Subsidiary to pay the deferred purchase price of goods or services or progress payments in connection with such goods and services; provided, that such obligations are incurred in connection with open accounts extended by suppliers on customary trade terms in the ordinary course of business and not in connection with the borrowing of money or any Hedging Agreements;

(s) Indebtedness representing deferred compensation to employees, consultants or independent contractors of the Borrower or any Subsidiary incurred in the ordinary course of business;

(t) [reserved];

(u) (i) the Existing Unsecured Notes of the Borrower and (ii) any Permitted Refinancing Indebtedness in respect thereof;

(v) (1) Indebtedness (and, for the avoidance of doubt, the Guarantee thereof) (which may be unsecured or secured on a junior lien basis or a pari passu basis with the Liens securing the Obligations) (the “Incremental Equivalent Debt”); provided that

(i) no Event of Default under Section 7.01(b), (c), (h) or (i) shall have occurred and be continuing or would exist after giving effect to such Indebtedness;

(ii) [reserved];

(iii) such Incremental Equivalent Debt

(A) shall have no borrower (other than a Loan Party) and shall have no guarantor (other than any person that is a Loan Party) (except for (1) persons providing guarantees that are applicable only to periods after the Latest Maturity Date at the time such Incremental Equivalent Debt is incurred, (2) any person guaranteeing such Incremental Equivalent Debt that also guarantees the Loans for so long as such person guarantees such Incremental Equivalent Debt and (3) the Parent Guarantor),

(B) if secured by a Lien on property or assets of Holdings or any Subsidiary, shall not be secured by any Lien on any asset of such person that does not also secure the Loans (except for (1) Liens on customary cash collateral in favor of an agent, letter of credit issuer or similar “fronting” lender, (2) Liens on property or assets applicable only to periods after the Latest Maturity Date at the time such Incremental Equivalent Debt is incurred and (3) any Liens on property or assets to the extent that a Lien on such property or asset is also added for the benefit of all Lenders for so long as such Liens secure such Incremental Equivalent Debt);

(C) if in the form of term debt, shall have a Weighted Average Life to Maturity no shorter than the remaining Weighted Average Life to Maturity of the Term B Loans,

(D) if in the form of term debt, shall not be subject to any maturity, mandatory redemption, repurchase, prepayment or sinking fund obligation (other than customary offers to repurchase and prepayment events upon a change of control, asset sale or event of loss (or from the proceeds of an equity offering or Permitted Refinancing Indebtedness) and a customary acceleration right after an event of default) prior to the then Latest Maturity Date,

(E) if in the form of term debt, shall have a final maturity no earlier than the Latest Maturity Date in effect at the date of incurrence of such Incremental Equivalent Debt, and

(F) to the extent secured by a Lien on Collateral, shall be subject to the First Lien/First Lien Intercreditor Agreement or a Permitted Junior Intercreditor Agreement, as applicable;

(iv) such Incremental Equivalent Debt shall have terms and conditions (other than (A) pricing, rate floors, discounts, fees, premiums and optional prepayment, redemption provisions or change of control, (B) covenants or other provisions applicable only to periods after the Latest Maturity Date at the time of incurrence of such Indebtedness and (C) with respect to Incremental Equivalent Debt in the form of revolving indebtedness, a customary financial covenant) that in the good faith judgment of the Borrower are either (x) not materially less favorable (when taken as a whole) to the Borrower than the terms and conditions of the Loan Documents (when taken as a whole) or (y) customary or market terms (when taken as a whole) for the type of Indebtedness incurred, in light of then-applicable market conditions (in the case of each of clauses (x) and (y), as determined in good faith by the Borrower);

(v) [reserved]; and

(vi) the aggregate principal amount of all Incremental Equivalent Debt (together with all Incremental Loans and Incremental Commitments) then outstanding shall not exceed the Incremental Amount available at the time such Incremental Equivalent Debt was incurred (which amount shall be calculated assuming that any commitments in respect of such Incremental Equivalent Debt being established are fully drawn); and

(2) any Permitted Refinancing Indebtedness incurred to Refinance such Incremental Equivalent Debt;

(w) (i) Subordinated Indebtedness of Holdings; provided, that

(A) no Event of Default under Section 7.01(b), (c), (h) or (i) has occurred and is continuing or would result therefrom;

(B) [reserved];

(C) does not provide for the payment of cash interest on such Indebtedness prior to the Latest Maturity Date in effect at the time of incurrence of such Indebtedness; and

(D) (1) does not provide for payments of principal of such Indebtedness at stated maturity or by way of a sinking fund applicable thereto or by way of any mandatory redemption, defeasance, retirement or repurchase thereof by Holdings (including any redemption, retirement or repurchase which is contingent upon events or circumstances, but excluding any retirement required by virtue of the acceleration of any payment with respect to such Indebtedness upon any event of default thereunder), in each case on or prior to the Latest Maturity Date in effect at the time of incurrence of such Indebtedness, and (2) does not permit redemption or other retirement (including pursuant to an offer to purchase made by Holdings but excluding through conversion into capital stock of Holdings, other than Disqualified Stock, without any payment by Holdings or its Subsidiaries to the holders thereof) of such Indebtedness at the option of the holder thereof on or prior to the Latest Maturity Date in effect at the time of incurrence of such Indebtedness then outstanding, and

(ii) any Permitted Refinancing Indebtedness in respect thereof;

(x) Indebtedness issued by the Borrower or any Subsidiary to current or former officers, directors and employees, their respective estates, spouses or former spouses to finance the purchase or redemption of Equity Interests of the Borrower permitted by Section 6.06;

(y) Indebtedness consisting of obligations of the Borrower or any Subsidiary under deferred compensation or other similar arrangements incurred by such person in connection with any Investment permitted hereunder;

(z) Indebtedness consisting of (i) the financing of insurance premiums or (ii) take-or-pay obligations contained in supply arrangements, in each case, in the ordinary course of business;

(aa) any Qualified Securitization Facilities; provided that the Priority Net Leverage Ratio after giving effect to the incurrence of such Indebtedness and the application of the proceeds thereof shall not be greater than the Priority Net Leverage Ratio in effect immediately prior to the incurrence of such Indebtedness and the application of the proceeds thereof, in each case calculated on a Pro Forma Basis for the then most recently ended Test Period;

(bb) any Qualified Receivable Facilities in an Outstanding Receivables Amount not to exceed the greater of (x) $900,000,000 and (y) 60.0% of Pro Forma LTM EBITDA at any time outstanding;

(cc) (i) the Existing 2027 Term Loans of the Borrower outstanding as of the Closing Date and (ii) any Permitted Refinancing Indebtedness in respect thereof;

(dd) any Qualified Digital Products Facilities; provided, that the Priority Net Leverage Ratio after giving effect to the incurrence of such Indebtedness and the application of the proceeds thereof shall not be greater than the Priority Net Leverage Ratio in effect immediately prior to the incurrence of such Indebtedness and the application of the proceeds thereof, in each case calculated on a Pro Forma Basis for the then most recently ended Test Period; provided, further, that the Borrower shall cause the Net Proceeds thereof to be applied to (x) prepay, repurchase, redeem or otherwise discharge the Obligations, the First Lien Notes and Other First Lien Debt (other than, for the avoidance of doubt, the LVLT Limited Guarantee) and/or (y) prepay, repurchase, redeem or otherwise discharge Indebtedness secured by a Junior Lien, in each case in accordance with Section 2.11(b) and Section 2.10(c);

(ee) (i) the LVLT Limited Guarantee; provided, that the aggregate principal amount thereof shall not exceed $150,000,000 and (ii) any Permitted Refinancing Indebtedness in respect thereof;

(ff) Indebtedness outstanding on the Closing Date owing by Level 3 Communications to Holdings pursuant to the Parent Intercompany Note;

(gg) Existing QC Debt and any Permitted QC Refinancing Debt; and

(hh) all premiums (if any), interest (including post-petition interest and paid-in-kind interest), fees, expenses, charges and additional or contingent interest on obligations described in clauses (a) through (gg) above.

For purposes of determining compliance with this Section 6.01 or Section 6.02, the amount of any Indebtedness denominated in any currency other than Dollars shall be calculated based on currency exchange rates in effect, in the case of such Indebtedness incurred (in respect of term Indebtedness) or committed (in respect of revolving Indebtedness) on or prior to the Closing Date, on the Closing Date and, in the case of such Indebtedness incurred (in respect of term Indebtedness) or committed (in respect of revolving Indebtedness) after the Closing Date, on the date on which such Indebtedness was incurred (in respect of term Indebtedness) or committed (in respect of revolving Indebtedness); provided, that if such Indebtedness is incurred to refinance other Indebtedness denominated in a currency other than Dollars (or in a different currency from the Indebtedness being refinanced), and such refinancing would cause the applicable Dollar-denominated restriction to be exceeded if calculated at the relevant currency exchange rate in effect on the date of such refinancing, such Dollar-denominated restriction shall be deemed not to have been exceeded so long as the principal amount of such refinancing Indebtedness does not exceed (i) the outstanding or committed principal amount, as applicable, of such Indebtedness being refinanced plus (ii) the aggregate amount of fees, underwriting discounts, premiums (including tender premiums), defeasance costs and other costs and expenses incurred in connection with such refinancing.

Further, for purposes of determining compliance with this Section 6.01:

(i) Indebtedness need not be permitted solely by reference to one category of permitted Indebtedness (or any portion thereof) described in Sections 6.01(a) through (gg) but may be permitted in part under any relevant combination thereof (and subject to compliance, where relevant, with Section 6.02);

(ii) in the event that an item of Indebtedness (or any portion thereof), at any time, meets the criteria of one or more of the categories of permitted Indebtedness (or any portion thereof) described in Sections 6.01(a) through (gg), the Borrower may, in its sole discretion, classify, reclassify or divide such item of Indebtedness (or any portion thereof) in any manner that complies with this Section 6.01 (including, in the case of Indebtedness incurred on the same day, electing the order in which such Indebtedness shall be deemed incurred for purposes of computing the available amount under any category) and will be entitled to only include the amount and type of such item of Indebtedness (or any portion thereof) in one of the above clauses (or any portion thereof) and such item of Indebtedness (or any portion thereof) shall be treated as having been incurred or existing pursuant to only such clause or clauses (or any portion thereof); provided, that (A) all Indebtedness outstanding under this Agreement shall at all times be deemed to have been incurred pursuant to clause (b) of this Section 6.01 and (B) all Indebtedness outstanding under the LVLT Limited Guarantee shall at all times be deemed to have been incurred pursuant to clause (ee) of this Section 6.01; and

(iii) at the option of the Borrower by written notice to the Administrative Agent, any Indebtedness and/or Lien incurred to finance a Limited Condition Transaction shall be deemed to have been incurred on the date of execution of the acquisition agreement, the declaration of the dividend by the Board of Directors of the Borrower or the applicable Subsidiary or the giving of the irrevocable notice of repayment or redemption, as applicable, related to such Limited Condition Transaction (and not at the time such Limited Condition Transaction is consummated) and the First Lien Leverage Ratio, Total Leverage Ratio, Priority Net Leverage Ratio, Fixed Charge Coverage Ratio and/or compliance with Pro Forma LTM EBITDA shall be tested (x) in connection with such incurrence, as of the date of execution of the acquisition agreement, the declaration of the dividend by the Board of Directors of the Borrower or the applicable Subsidiary or the giving of the irrevocable notice of repayment or redemption, as applicable related to such Limited Condition Transaction was entered into, giving pro forma effect to such Limited Condition Transaction, to any such Indebtedness or Lien, and to all transactions in connection therewith and (y) in connection with any other incurrence after the date definitive acquisition agreement was entered into, the date of declaration of the dividend by the Board of Directors of the Borrower or the applicable Subsidiary or the date of giving of the irrevocable notice of repayment or redemption, as applicable related to such Limited Condition Transaction and prior to the earlier of the consummation of such Limited Condition Transaction or the termination of such definitive agreement or abandonment of such dividend, repayment or redemption prior to the incurrence (but not, for the avoidance of doubt, for purposes of determining the Applicable Margin), both (i) on the basis set forth in clause (x) above and (ii) without giving effect to such Limited Condition Transaction or the incurrence of any such Indebtedness or Liens or the other transactions in connection therewith.

In addition, with respect to any Indebtedness that was permitted to be incurred hereunder on the date of such incurrence, any Increased Amount of such Indebtedness shall also be permitted hereunder after the date of such incurrence.

This Agreement will not treat (x) unsecured Indebtedness as subordinated or junior in right of payment to secured Indebtedness merely because it is unsecured or (y) senior Indebtedness as subordinated or junior in right of payment to any other senior Indebtedness merely because it has a junior priority with respect to the same collateral.

Accrual of interest, accrual of dividends, the accretion of accreted value, the accretion or amortization of original issue discount, the payment of interest in the form of additional Indebtedness, the payment of dividends in the form of additional shares of Disqualified Stock or the reclassification of commitments or obligations not treated as Indebtedness due to a change in GAAP will not be deemed to be an incurrence of Indebtedness for purposes of this Section 6.01 (or, for the avoidance of doubt the incurrence of a Lien for purposes of Section 6.02).

For the avoidance of doubt, Permitted Refinancing Indebtedness (and all subsequent refinancings thereof with Permitted Refinancing Indebtedness) or any Refinancing Notes shall not increase the amount of Indebtedness that is permitted to be incurred pursuant to any provision of this Section 6.01 other than, in each case, as permitted by the definitions of Permitted Refinancing Indebtedness or Refinancing Notes with respect to each such incurrence of Permitted Refinancing Indebtedness or Refinancing Notes, as applicable.

Notwithstanding anything to the contrary herein or in any other Loan Document:

(A) any Indebtedness (including all intercompany loans and Guarantees of Indebtedness but excluding the Loan Proceeds Note and any guarantees in respect thereof) incurred after the Closing Date owed by the Borrower or a Subsidiary to the Borrower or a Subsidiary shall be subordinated in right of payment to the Loan Obligations pursuant to the Subordinated Intercompany Note or other customary payment subordination provisions (this clause, the “Double-Dip Provision”);

(B) a LVLT/Lumen Qualified Digital Products Facility shall only be permitted under this Section 6.01 to the extent (w) a LVLT Subsidiary owns a percentage of the Equity Interests of the applicable LVLT/Lumen Digital Products Subsidiary that corresponds to the SPE Relevant Assets Percentage with respect to such LVLT/Lumen Qualified Digital Products Facility, (x) such LVLT Subsidiary receives a portion of the proceeds of such LVLT/Lumen Qualified Digital Products Facility equal to or greater than the SPE Relevant Assets Percentage with respect to such LVLT/Lumen Qualified Digital Products Facility, (y) all distributions by the applicable LVLT/Lumen Digital Products Subsidiary are made ratably based on the percentage of Equity Interests of the applicable LVLT/Lumen Digital Products Subsidiary owned by LVLT Subsidiary and the Non-LVLT Entity and (z) the Borrower shall apply (or cause to be applied) the Net Proceeds thereof to be applied to (a) prepay, repurchase, redeem or otherwise discharge the Obligations, the Term Loans and Other First Lien Debt (other than, for the avoidance of doubt, the LVLT Limited Guarantee) and/or (b) prepay, repurchase, redeem or otherwise discharge Indebtedness secured by a Junior Lien, in each case in accordance with Section 2.11(b);

(C) a LVLT/Lumen Qualified Securitization Facility shall only be permitted under this Section 6.01 to the extent (w) a LVLT Subsidiary owns a percentage of the Equity Interests of the applicable LVLT/Lumen Securitization Subsidiary that corresponds to the SPE Relevant Assets Percentage with respect to such LVLT/Lumen Qualified Securitization Facility, (x) such LVLT Subsidiary receives a portion of the proceeds of such LVLT/Lumen Qualified Securitization Facility equal to or greater than the SPE Relevant Assets Percentage with respect to such LVLT/Lumen Qualified Securitization Facility and (y) all distributions by the applicable LVLT/Lumen Securitization Subsidiary are made ratably based on the percentage of Equity Interests of the applicable LVLT/Lumen Securitization Subsidiary owned by LVLT Subsidiary and the Non-LVLT Entity.

Section 6.02. Liens. Create, incur, assume or permit to exist any Lien on any property or assets (including stock or other securities of any person) of the Borrower or any Subsidiary now owned or hereafter acquired by it, except the following (collectively, “Permitted Liens”):

(a) Liens on property or assets of the Borrower and the Subsidiaries existing on the Closing Date and, to the extent securing Indebtedness in an aggregate principal amount in excess of $25,000,000, set forth on Schedule 6.02 and any modifications, replacements, renewals or extensions thereof; provided, that such Liens shall secure only those obligations that they secure on the Closing Date (and any Permitted Refinancing Indebtedness in respect of such obligations permitted by Section 6.01) and shall not subsequently apply to any other property or assets of the Borrower or any Subsidiary other than (A) after-acquired property that is affixed or incorporated into the property covered by such Lien and (B) proceeds and products thereof;

(b) any Lien created under the Loan Documents and Liens under the applicable security documents securing obligations in respect of Secured Hedge Agreements and Secured Cash Management Agreements;

(c) any Lien on any property or asset of the Borrower or any Subsidiary securing Indebtedness or Permitted Refinancing Indebtedness permitted by Section 6.01(h); provided, that (i) such Lien is not created in contemplation of or in connection with such acquisition or such person becoming a Subsidiary, as the case may be, and (ii) such Lien does not apply to any other property or assets of the Borrower or any of the Subsidiaries not securing such Indebtedness at the date of the acquisition of such property or asset and accessions and additions thereto and proceeds and products thereof (other than accessions thereto and proceeds thereof so acquired or any after-acquired property of such person becoming a Subsidiary (but not of the Borrower or any other Loan Party, other than any Loan Party into which such acquired entity is merged) required to be subjected to such Lien pursuant to the terms of such Indebtedness (and Permitted Refinancing Indebtedness in respect thereof));

(d) Liens for Taxes, assessments or other governmental charges or levies not yet delinquent by more than 30 days or that are being contested in good faith in compliance with Section 5.03;

(e) Liens imposed by law, constituting landlord’s, carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s, supplier’s, construction or other like Liens, securing obligations that are not overdue by more than 30 days or that are being contested in good faith by appropriate proceedings and in respect of which, if applicable, the Borrower or any Subsidiary shall have set aside on its books reserves in accordance with GAAP;

(f) (i) pledges and deposits and other Liens made in the ordinary course of business in compliance with the Federal Employers Liability Act or any other workers’ compensation, unemployment insurance and other social security laws or regulations and deposits securing liability to insurance carriers under insurance or self-insurance arrangements in respect of such obligations and (ii) pledges and deposits and other Liens securing liability for reimbursement or indemnification obligations of (including obligations in respect of letters of credit or bank guarantees for the benefit of) insurance carriers providing property, casualty or liability insurance to the Borrower or any Subsidiary;

(g) deposits and other Liens to secure the performance of bids, trade contracts (other than for Indebtedness), leases (other than Capitalized Lease Obligations), statutory obligations, surety and appeal bonds, performance and return of money bonds, bids, leases, government contracts, trade contracts, agreements with utilities, and other obligations of a like nature (including letters of credit in lieu of any such bonds or to support the issuance thereof), in each case to the extent such deposits and other Liens are incurred in the ordinary course of business, including those incurred to secure health, safety and environmental obligations in the ordinary course of business;

(h) zoning, land use and building restrictions, regulations and ordinances, easements, survey exceptions, minor encroachments by and on the Real Property, railroad trackage rights, sidings and spur tracks, leases (other than Capitalized Lease Obligations), subleases, licenses, special assessments, rights-of-way, covenants, conditions, restrictions and declarations on or with respect to the use of Real Property, reservations, restrictions and leases of or with respect to oil, gas, mineral, riparian and water rights and water usage, servicing agreements, development agreements, site plan agreements and other similar encumbrances incurred in the ordinary course of business and title defects or irregularities that are of a minor nature and that, in the aggregate, do not interfere in any material respect with the ordinary conduct of the business of the Borrower or any Subsidiary;

(i) Liens securing Indebtedness permitted by Sections 6.01(i) and 6.01(j); provided, that such Liens do not apply to any property or assets of the Borrower or any Subsidiary other than the property or assets acquired, leased, constructed, replaced, repaired or improved with such Indebtedness (or the Indebtedness Refinanced thereby), and accessions and additions thereto, proceeds and products thereof, customary security deposits and related property; provided, further, that individual financings provided by one lender may be cross-collateralized to other financings provided by such lender (and its Affiliates);

(j) [reserved];

(k) non-consensual Liens securing judgments that do not constitute an Event of Default under Section 7.01(j);

(l) any interest or title of a ground lessor or any other lessor, sublessor or licensor under any ground leases or any other leases, subleases or licenses entered into by the Borrower or any Subsidiary in the ordinary course of business, and all Liens suffered or created by any such ground lessor or any other lessor, sublessor or licensor (or any predecessor in interest) with respect to any such interest or title in the real property which is subject thereof;

(m) Liens that are contractual rights of set-off (i) relating to the establishment of depository relations with banks and other financial institutions not given in connection with the issuance of Indebtedness, (ii) relating to pooled deposits, sweep accounts, reserve accounts or similar accounts of the Borrower or any Subsidiary to permit satisfaction of overdraft or similar obligations incurred in the ordinary course of business of the Borrower or any Subsidiary, including with respect to credit card charge-backs and similar obligations, or (iii) relating to purchase orders and other agreements entered into with customers, suppliers or service providers of the Borrower or any Subsidiary in the ordinary course of business;

(n) Liens (i) arising solely by virtue of any statutory or common law provision relating to banker’s liens, rights of set-off or similar rights, (ii) attaching to commodity trading accounts or other commodity brokerage accounts incurred in the ordinary course of business, (iii) encumbering reasonable customary initial deposits and margin deposits and similar Liens attaching to brokerage accounts incurred in the ordinary course of business and not for speculative purposes, (iv) in respect of Third Party Funds related to transactions not otherwise prohibited by the terms of this Agreement or (v) in favor of credit card companies pursuant to agreements therewith;

(o) Liens securing obligations in respect of letters of credit, bank guarantees, warehouse receipts or similar obligations permitted under Section 6.01(f) or (o) and incurred in the ordinary course of business or consistent with past practice or industry practices and not supporting obligations in respect of Indebtedness for borrowed money;

(p) leases or subleases, and licenses or sublicenses (including with respect to any fixtures, furnishings, equipment, vehicles or other personal property or Intellectual Property) granted to others in the ordinary course of business not interfering in any material respect with the business of the Borrower and the Subsidiaries, taken as a whole;

(q) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods;

(r) Liens solely on any cash earnest money deposits made by the Borrower or any of the Subsidiaries in connection with any letter of intent or purchase agreement in respect of any Investment permitted hereunder;

(s) Liens with respect to property or assets of any Subsidiary that is not a Loan Party securing obligations in respect of Indebtedness of any Person that is not a Loan Party permitted under Section 6.01;

(t) Liens on any amounts held by a trustee under any indenture or other debt agreement issued in escrow pursuant to customary escrow arrangements pending the release thereof, or under any indenture or other debt agreement pursuant to customary discharge, redemption or defeasance provisions;

(u) the prior rights of consignees and their lenders under consignment arrangements entered into in the ordinary course of business;

(v) agreements to subordinate any interest of the Borrower or any Subsidiary in any accounts receivable or other proceeds arising from inventory consigned by the Borrower or any of the Subsidiaries pursuant to an agreement entered into in the ordinary course of business;

(w) Liens arising from precautionary Uniform Commercial Code financing statements regarding operating leases or other obligations not constituting Indebtedness;

(x) Liens (i) on Equity Interests in joint ventures that are not Subsidiaries (A) securing obligations of such joint venture or (B) pursuant to the relevant joint venture agreement or arrangement and (ii) on Equity Interests in Unrestricted Subsidiaries securing obligations solely of the Unrestricted Subsidiaries;

(y) Liens on securities that are the subject of repurchase agreements constituting Permitted Investments under clause (c) of the definition thereof;

(z) Liens on Collateral that are Other First Liens securing Indebtedness permitted pursuant to Section 6.01(l) and Section 6.01(ee); provided, that such Liens are subject to the First Lien/First Lien Intercreditor Agreement;

(aa) Liens securing insurance premiums financing arrangements; provided, that such Liens are limited to the applicable unearned insurance premiums;

(bb) in the case of Real Property that constitutes a leasehold interest, any Lien to which the fee simple interest (or any superior leasehold interest) is subject;

(cc) Liens securing Indebtedness or other obligations (i) of the Borrower or a Subsidiary in favor of the Borrower or any Guarantor and (ii) of any Subsidiary that is not a Guarantor in favor of any Person that is not a Guarantor;

(dd) Liens on cash or Permitted Investments securing Hedging Agreements entered into for non-speculative purposes in the ordinary course of business submitted for clearing in accordance with applicable Requirements of Law;

(ee) Liens on goods or inventory the purchase, shipment or storage price of which is financed by a documentary letter of credit or bank guarantee issued or created for the account of the Borrower or any Subsidiary in the ordinary course of business; provided, that such Lien secures only the obligations of the Borrower or such Subsidiaries in respect of such letter of credit, bank guarantee or banker’s acceptance to the extent permitted under Section 6.01;

(ff) Subordination, non-disturbance and/or attornment agreements with any ground lessor, lessor or any mortgagor of any of the foregoing, with respect to any ground lease or other lease or sublease entered into by Borrower or any Subsidiary;

(gg) Liens on Collateral that are Other First Liens or Junior Liens, so long as such Other First Liens or Junior Liens secure Indebtedness permitted by Section 6.01(b) or Section 6.01(v) and such Liens are subject to the First Lien/First Lien Intercreditor Agreement or a Permitted Junior Intercreditor Agreement, as applicable;

(hh) liens arising out of conditional sale, title retention or similar arrangements for the sale or purchase of goods by the Borrower or any of the Subsidiaries in the ordinary course of business;

(ii) with respect to any Real Property which is acquired in fee after the Closing Date, Liens which exist immediately prior to the date of acquisition, excluding any Liens securing Indebtedness which is not otherwise permitted hereunder; provided, that (i) such Lien is not created in contemplation of or in connection with such acquisition and (ii) such Lien does not apply to any other property or assets of the Borrower or any of the Subsidiaries;

(jj) Liens in an aggregate outstanding principal amount that immediately after giving effect to the incurrence of such Liens, would not exceed the greater of (x) $715,000,000 and (y) 50.0% of Pro Forma LTM EBITDA at any time outstanding;

(kk) (i) Liens on Collateral that are Second Liens securing additional Indebtedness permitted pursuant to Section 6.01, and (ii) Liens on Collateral that secure additional Indebtedness permitted pursuant to Section 6.01 on a basis that is junior to any Liens permitted pursuant to clause (i) above; provided that, in the case of clauses (i) and (ii) above, such Liens are subject to a Permitted Junior Intercreditor Agreement;

(ll) (i) Liens (including precautionary lien filings) in respect of the Disposition of Receivables, and Liens granted with respect to such Receivables by the relevant Receivables Subsidiary, in connection with any Qualified Receivable Facility permitted by Section 6.01(bb), (ii) Liens (including precautionary lien filings) in respect of the Disposition of Securitization Assets, and Liens granted with respect to such Securitization Assets by the relevant Securitization Subsidiary, in connection with any Qualified Securitization Facility permitted by Section 6.01(aa) and (iii) Liens (including precautionary lien filings) in respect of the Disposition of Digital Products, and Liens granted with respect to such Digital Products by the relevant Digital Products Subsidiary, in connection with any Qualified Digital Products Facility permitted by Section 6.01(dd);

(mm) Liens on specific assets in favor of any Governmental Authority, which Liens are required in order to obtain funding under any fiber deployment program of a Governmental Authority; or

(nn) Liens on Collateral that are Other First Liens so long as such Other First Liens secure Indebtedness permitted by Section 6.01(cc) and such Liens are subject to the First Lien/First Lien Intercreditor Agreement.

For purposes of determining compliance with this Section 6.02, (x) a Lien securing an item of Indebtedness need not be permitted solely by reference to one category of permitted Liens (or any portion thereof) described in Section 6.02(a) through (nn) but may be permitted in part under any combination thereof and (y) in the event that a Lien securing an item of Indebtedness (or any portion thereof) meets the criteria of one or more of the categories of permitted Liens (or any portion thereof) described in Section 6.02(a) through (nn), the Borrower may, at any time, in its sole discretion, classify, reclassify or divide such Lien securing such item of Indebtedness (or any portion thereof) in any manner that complies with this Section 6.02 (including, in the case of Lien incurred on the same day, electing the order in which such Lien shall be deemed incurred for purposes of computing the available amount under any category) and will be entitled to only include the amount and type of such Lien or such item of Indebtedness secured by such Lien (or any portion thereof) in one of the above clauses and such Lien securing such item of Indebtedness (or portion thereof) will be treated as being incurred or existing pursuant to only such clause or clauses (or any portion thereof).

Section 6.03. [Reserved].

Section 6.04. Investments, Loans and Advances. (i) Purchase or acquire (including pursuant to any merger with a person that is not a Wholly-Owned Subsidiary immediately prior to such merger) any Equity Interests, evidences of Indebtedness or other securities of any other person, (ii) make any loans, capital contributions or advances to or Guarantees of the Indebtedness of any other person, or (iii) purchase or otherwise acquire, in one transaction or a series of related transactions, (x) all or substantially all of the property and assets or business of another person or (y) assets constituting a business unit, line of business or division of such person (each of the foregoing, an “Investment”), except:

(a) Investments in respect of (x) intercompany liabilities incurred in connection with payroll, cash management, purchasing, insurance, tax, licensing, management, technology and accounting operations of the Borrower and the Subsidiaries and (y) intercompany loans, advances or Indebtedness having a term not exceeding 364 days (inclusive of any roll-overs or extensions of terms), in each case of clause (x) and (y), made in the ordinary course of business or consistent with industry practice;

(b) Investments by the Borrower or any Subsidiary in the Borrower or any Subsidiary;

(c) Permitted Investments and Investments that were Permitted Investments when made;

(d) Investments arising out of the receipt by the Borrower or any Subsidiary of non-cash consideration for the Disposition of assets permitted under Section 6.05 to a person that is not the Borrower, a Subsidiary thereof or any Affiliate of the foregoing;

(e) loans and advances to officers, directors, employees or consultants of the Borrower or any Subsidiary (i) in the ordinary course of business in an aggregate outstanding amount (valued at the time of the making thereof, and without giving effect to any write-downs or write-offs thereof) not to exceed the greater of $100,000,000 and 10% of Pro Forma LTM EBITDA, (ii) in respect of payroll payments and expenses in the ordinary course of business and (iii) in connection with such person’s purchase of Equity Interests of the Borrower;

(f) accounts receivable, security deposits and prepayments arising and trade credit granted in the ordinary course of business and any assets or securities received in satisfaction or partial satisfaction thereof from financially troubled account debtors to the extent reasonably necessary in order to prevent or limit loss and any prepayments and other credits to suppliers made in the ordinary course of business;

(g) Hedging Agreements entered into for non-speculative purposes and any guarantees in respect thereof;

(h) Investments existing on, or contractually committed as of, the Closing Date and set forth on Schedule 6.04 and any extensions, renewals, replacements or reinvestments thereof, so long as the aggregate amount of all Investments pursuant to this clause (h) is not increased at any time above the amount of such Investment existing or committed on the Closing Date (other than pursuant to an increase as required by the terms of any such Investment as in existence on the Closing Date or as otherwise permitted by this Section 6.04);

(i) Investments resulting from pledges and deposits under Sections 6.02(f), (g), (n), (q), (r), and (hh);

(j) Investments by the Borrower or any Subsidiary in an aggregate amount not to exceed the greater of (x) $787,500,000 and (y) 52.5% of Pro Forma LTM EBITDA at any time outstanding; provided, that if any Investment pursuant to this Section 6.04(j) is made in any person that was not a Subsidiary on the date on which such Investment was made but becomes a Subsidiary thereafter, then such Investment may, at the option of the Borrower, upon such person becoming a Subsidiary and so long as such person remains a Subsidiary, be deemed to have been made pursuant to Section 6.04(b) (to the extent permitted by the provisions thereof) and not in reliance on this Section 6.04(j);

(k) Investments in persons engaged in the Telecommunications/IS Business (including pursuant to a Permitted Business Acquisition) in the aggregate amount not to exceed the greater of (x) $400,000,000 and (y) 30% of Pro Forma LTM EBITDA at any time outstanding;

(l) (i) Investments received in connection with the bankruptcy or reorganization of, or settlement of delinquent accounts and disputes with or judgments against, customers and suppliers, in each case in the ordinary course of business or Investments acquired by the Borrower or a Subsidiary as a result of a foreclosure by the Borrower or any of the Subsidiaries with respect to any secured Investments or other transfer of title with respect to any secured Investment in default and (ii) Investments in connection with tax planning and related transactions in the ordinary course of business that do not result in the release of any Guarantor or any material portion of the Collateral;

(m) Investments of a Subsidiary acquired after the Closing Date or of a person merged into the Borrower or merged into or consolidated with a Subsidiary after the Closing Date, in each case, (i) to the extent such acquisition, merger, amalgamation or consolidation is permitted under this Section 6.04, (ii) in the case of any acquisition, merger, amalgamation or consolidation, in accordance with Section 6.05 and (iii) to the extent that such Investments were not made in contemplation of or in connection with such acquisition, merger, amalgamation or consolidation and were in existence on the date of such acquisition, merger, amalgamation or consolidation;

(n) acquisitions by the Borrower of obligations of one or more officers or other employees of the Borrower or the Subsidiaries in connection with such officer’s or employee’s acquisition of Equity Interests of the Borrower or any parent company thereof, so long as no cash is actually advanced by the Borrower or any of the Subsidiaries to such officers or employees in connection with the acquisition of any such obligations;

(o) Guarantees by the Borrower or any Subsidiary of operating leases (other than Capitalized Lease Obligations) or of other obligations that do not constitute Indebtedness of the kind described in clauses (a), (b), (e), (f), (g), (h), (i), (j) or (k) of the definition thereof, in each case entered into by the Borrower or any Subsidiary in the ordinary course of business;

(p) Investments to the extent that payment for such Investments is made with Qualified Equity Interests of the Borrower;

(q) Investments in the ordinary course of business consisting of Uniform Commercial Code Article 3 endorsements for collection or deposit and Uniform Commercial Code Article 4 customary trade arrangements with customers;

(r) bona fide Investments of Digital Product Assets in (i) Unrestricted Subsidiaries, (ii) joint ventures that are minority-owned by the Borrower or a Subsidiary or (iii) a Digital Products Subsidiary in an aggregate amount under this clause (r) not to exceed the greater of (x) $850,000,000 and (y) 60.0% of Pro Forma LTM EBITDA;

(s) (i) advances in the form of a prepayment of expenses, so long as such expenses are being paid in accordance with customary trade terms of the Borrower or such Subsidiary and (ii) Investments in connection with implementation costs associated with Foreign Subsidiaries in the ordinary course of business that do not result in the release of any Guarantor or any material portion of the Collateral;

(t) Investments by the Borrower and the Subsidiaries, if the Borrower or any Subsidiary would otherwise be permitted to make a Restricted Payment under Section 6.06(g) in such amount (provided, that the amount of any such Investment shall also be deemed to be a Restricted Payment (and shall reduce capacity) under Section 6.06(g) for all purposes of this Agreement);

(u) [reserved];

(v) Investments consisting of the licensing or contribution of Intellectual Property pursuant to joint marketing or other similar arrangements with other persons;

(w) to the extent constituting Investments, purchases and acquisitions of inventory, supplies, materials and equipment or purchases of contract rights, or licenses or sublicenses of Intellectual Property, in each case, in the ordinary course of business;

(x) any Investment in fixed income or other assets by any Subsidiary that is a so-called “captive” insurance company (each, an “Insurance Subsidiary”) consistent with its customary practices of portfolio management;

(y) Investments necessary to consummate the Transactions;

(z) Investments in connection with any (i) Qualified Securitization Facility permitted under Section 6.01(aa), (ii) Qualified Receivable Facility permitted under Section 6.01(bb) and (iii) Qualified Digital Products Facility permitted under Section 6.01(dd);

(aa) advances to Lumen pursuant to the Lumen Intercompany Revolving Loan in an amount at any time outstanding not to exceed $1,825,000,000; provided, that such advances are made in the ordinary course of business;

(bb) unlimited Investments; provided that the Total Leverage Ratio on a Pro Forma Basis for the Test Period immediately preceding the making of such Investment shall be less than or equal to 6.25 to 1.00;

(cc) Investments in an amount not to exceed the Available Amount; provided that at the time of such Investment and immediately after giving effect thereto, no Event of Default shall have occurred and be continuing;

(dd) Investments (i) received as a capital contribution to the Borrower after the Amendment No. 2 Effective Date or (ii) acquired by the Borrower or any Subsidiary (including through merger or consolidation) for consideration consisting of (a) Equity Interests (other than Disqualified Stock) of the Borrower or any Guarantor or (b) Equity Interests (other than preferred stock) of any non-Guarantor Subsidiary; and

(ee) Investments consisting of Guarantee obligations with respect to Indebtedness permitted under Section 6.01 (other than Sections 6.01(g), (r), (t), (u) and (z)).

For purposes of determining compliance with this Section 6.04, (A) an Investment need not be permitted solely by reference to one category of permitted Investments (or any portion thereof) described in Sections 6.04(a) through (dd) but may be permitted in part under any relevant combination thereof and (B) in the event that an Investment (or any portion thereof) at any time meets the criteria of one or more of the categories of permitted Investments (or any portion thereof) described in Sections 6.04(a) through (dd), the Borrower may, in its sole discretion, classify, reclassify or divide such Investment (or any portion thereof) in any manner that complies with this Section 6.04 and will be entitled to only include the amount and type of such Investment (or any portion thereof) in one or more (as relevant) of the above clauses (or any portion thereof) and such Investment (or any portion thereof) shall be treated as having been made or existing pursuant to only such clause or clauses (or any portion thereof); provided, that all Investments described in Schedule 6.04 shall be deemed outstanding under Section 6.04(h).

The amount of any Investment made other than in the form of cash, Permitted Investments or other cash equivalents shall be the Fair Market Value thereof valued at the time of the making thereof, and without giving effect to any subsequent write-downs or write-offs thereof.

Section 6.05. Mergers, Consolidations, Sales of Assets and Acquisitions. Merge into, amalgamate with or consolidate with any other person, or permit any other person to merge into, amalgamate with or consolidate with it, or Dispose of (in one transaction or in a series of related transactions) all or any part of its assets (whether now owned or hereafter acquired), or Dispose of any Equity Interests of any Subsidiary, or purchase, lease or otherwise acquire (in one transaction or a series of related transactions) all or substantially all of the assets of any other person or division or line of business of a person, except that this Section 6.05 shall not prohibit:

(a) (i) the purchase and Disposition of inventory or equipment, (ii) the acquisition or lease (pursuant to an operating lease) of any other asset, (iii) the Disposition of surplus, obsolete, damaged or worn out equipment or other tangible property and (iv) the Disposition of Permitted Investments, in each case pursuant to this clause (a) (as determined in good faith by the Borrower), by the Borrower or any Subsidiary in the ordinary course of business or, with respect to operating leases, otherwise for Fair Market Value on market terms;

(b) any of the following actions:

(i) the merger, amalgamation or consolidation of any Subsidiary or other person with or into the Borrower in a transaction in which the Borrower is the survivor;

(ii) the merger, amalgamation or consolidation of any Subsidiary or other person with or into any Collateral Guarantor or Holdings in a transaction in which the surviving or resulting entity is or becomes a Collateral Guarantor or such Collateral Guarantor or Holdings is the surviving entity;

(iii) the merger, amalgamation or consolidation of any Subsidiary or other person that is not a Guarantor with or into any other Subsidiary that is not a Guarantor;

(iv) the liquidation or dissolution or change in form of entity of any Subsidiary (the “Subject Subsidiary”) if (x) the Borrower determines in good faith that such liquidation, dissolution or change in form is in the best interests of the Borrower and is not materially disadvantageous to the Lenders, (y) the same meets the requirements contained in the proviso to Section 5.01(a) and (z)(1) if the Subject Subsidiary is a Collateral Guarantor, the assets are transferred to a Collateral Guarantor and (2) if the Subject Subsidiary is a Guarantor, the assets are transferred to a Guarantor or such assets otherwise constitute an Investment permitted pursuant to Section 6.04;

(v) any Subsidiary may merge, amalgamate or consolidate with any other person in order to effect an Investment permitted pursuant to Section 6.04 so long as the continuing or surviving person shall be a Subsidiary (unless otherwise permitted by Section 6.04 (other than Section 6.04(m)(ii))), which shall be (1) a Collateral Guarantor if the merging, amalgamating or consolidating Subsidiary was a Collateral Guarantor and (2) a Guarantor if the merging, amalgamating or consolidating Subsidiary was a Guarantor, and in each case together with each of its Subsidiaries shall have complied with any applicable requirements of Section 5.10;

(vi) any Subsidiary may merge, amalgamate or consolidate with any other person in order to effect an Asset Sale otherwise permitted pursuant to this Section 6.05; or

(vii) the merger, amalgamation or consolidation of any Subsidiary or other person (other than the Borrower) with or into Holdings in a transaction in which Holdings is the survivor.

(c) Dispositions to the Borrower or a Subsidiary;

(d) Dispositions (x) in the form of cash investments consisting of intercompany liabilities incurred in connection with the cash management, tax and accounting operations of the Borrower and the Subsidiaries, or (y) of intercompany loans, advances or indebtedness having a term not exceeding 364 days, in each case, made in the ordinary course of business;

(e) Investments permitted by Section 6.04 (other than Section 6.04(m)(ii)), Permitted Liens, and Restricted Payments permitted by Section 6.06;

(f) the discount or sale, in each case without recourse and in the ordinary course of business, of past due receivables arising in the ordinary course of business, but only in connection with the compromise or collection thereof consistent with customary industry practice (and not as part of any bulk sale or financing of receivables);

(g) Dispositions of assets (including pursuant to a sale lease back transaction); provided, that

(i) the Net Proceeds thereof, if any, are applied in accordance with Section 2.11(b) to the extent required thereby,

(ii) any such Dispositions shall comply with the final sentence of this Section 6.05, and

(iii) the Borrower may not dispose of all or substantially all of the assets of the Borrower and the Subsidiaries taken as a whole in one transaction or a series of related transactions pursuant to this clause (g);

provided, further, that for the avoidance of doubt, the sale or contribution of Receivables, Securitization Assets or Digital Products in connection with a Qualified Receivable Facility, Qualified Securitization Facility or Qualified Digital Products Facility, respectively, shall be governed by Section 6.05(o) and not this Section 6.05(g);

(h) Dispositions of unused or excess IP addresses;

(i) leases, licenses or subleases or sublicenses of any real or personal property in the ordinary course of business;

(j) Dispositions of inventory or Dispositions or abandonment of Intellectual Property of the Borrower and the Subsidiaries determined in good faith by the management of the Borrower to be no longer economically practicable to maintain or useful or necessary in the operation of the business of the Borrower or any of the Subsidiaries;

(k) Dispositions (whether in one transaction or in a series of related transactions) of assets having a Fair Market Value not in excess of $30,000,000 per a single transaction or series of related transactions;

(l) Dispositions of Investments made pursuant to Section 6.04(r);

(m) any exchange or swap of assets (other than cash and Permitted Investments) in the ordinary course of business for other assets (other than cash and Permitted Investments) of comparable or greater value or usefulness to the business of the Borrower and the Subsidiaries as a whole, determined in good faith by the management of the Borrower;

(n) if at the time thereof and immediately after giving effect thereto no Event of Default shall have occurred and be continuing or would result therefrom, (A) any Subsidiary or any other person may be merged, amalgamated or consolidated with or into the Borrower; provided, that the Borrower shall be the surviving entity or (B) any Subsidiary or any other person may be merged, amalgamated or consolidated with or into the Borrower or all or substantially all of the assets of the Borrower and the Subsidiaries taken as a whole may be Disposed of to any person; provided, that in the case of this subclause (B) either the Borrower shall be the surviving entity or, if the surviving person (or the person to whom all or substantially all of the assets of the Borrower and the Subsidiaries are disposed) is not the Borrower (such other person, the “Successor Borrower”) if:

(i) the Successor Borrower shall be an entity organized or existing under the laws of the United States, any state thereof or the District of Columbia,

(ii) the Successor Borrower shall expressly assume all the obligations of the Borrower under this Agreement and the other Loan Documents pursuant to a supplement hereto or thereto in customary form,

(iii) each Guarantor, unless it is the other party to such merger, amalgamation or consolidation, shall have by a supplement to the Guarantee Agreement, as applicable, confirmed that its guarantee thereunder shall apply to any Successor Borrower’s obligations under this Agreement,

(iv) each Collateral Guarantor, unless it is the other party to such merger, amalgamation or consolidation, shall have by a supplement to any applicable Security Document affirmed that its obligations thereunder shall apply to its guarantee as reaffirmed pursuant to clause (iii),

(v) each mortgagor of a Mortgaged Property, unless it is the other party to such merger or consolidation, shall have affirmed that its obligations under the applicable Mortgage shall apply to as reaffirmed pursuant to clause (iii), and

(vi) the Successor Borrower shall have delivered to the Administrative Agent (x) a certificate of a Responsible Officer stating that such merger, amalgamation or consolidation does not violate this Agreement or any other Loan Document and (y) if requested by the Administrative Agent, a customary opinion of counsel covering such matters as the Administrative Agent may reasonably request, consistent in scope with the opinion of counsel delivered on the Amendment No. 3 Effective Date (it being understood that if the foregoing are satisfied, the Successor Borrower will succeed to, and be substituted for, the Borrower under this Agreement); and

(o) (i) Dispositions and acquisitions of Securitization Assets pursuant to any Qualified Securitization Facility permitted under Section 6.01(aa), (ii) Dispositions and acquisitions of Receivables pursuant to any Qualified Receivable Facility permitted under Section 6.01(bb) and (iii) Dispositions and acquisitions of Digital Products pursuant to any Qualified Digital Products Facility permitted under Section 6.01(dd).

Notwithstanding anything to the contrary contained in Section 6.05 above, no Disposition of assets under Section 6.05(g) shall in each case be permitted unless

(x) no Event of Default under Section 7.01(b), (c), (h) or (i) shall have occurred and be continuing at the time of such Disposition or would result therefrom,

(y) such Disposition is for Fair Market Value, and

(z) at least 75% of the proceeds of such Disposition consist of cash or Permitted Investments; provided, that for purposes of this clause (z), each of the following shall be deemed to be cash: (1) the amount of any liabilities (as shown on the Borrower’s or such Subsidiary’s most recent balance sheet or in the notes thereto) that are assumed by the transferee of any such assets or are otherwise cancelled in connection with such transaction; (2) any notes or other obligations or other securities or assets received by the Borrower or such Subsidiary from the transferee that are converted by the Borrower or such Subsidiary into cash within 180 days after receipt thereof (to the extent of the cash received); and (3) any Designated Non-Cash Consideration received in respect of such Disposition having an aggregate fair market value, taken together with all other Designated Non-Cash Consideration received pursuant to this clause (3) that is at that time outstanding, not in excess of the greater of (x) $250,000,000 and (y) 20% of Pro Forma LTM EBITDA as of the date of the Disposition, with the fair market value of each item of Designated Non-Cash Consideration being measured at the time received and without giving effect to subsequent changes in value.

Section 6.06. Restricted Payments. (i) Declare or pay any dividend or make any other distribution (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof, with respect to any of its Equity Interests (other than dividends and distributions on Equity Interests payable solely by the issuance of Qualified Equity Interests of the person declaring, paying or making such dividends or distributions), (ii) directly or indirectly redeem, purchase, retire or otherwise acquire for value (or permit any Subsidiary to purchase or acquire) any of the Borrower’s Equity Interests or set aside any amount for any such purpose (other than through the issuance of Qualified Equity Interests) or (iii) make any Junior Debt Restricted Payment, (all of the foregoing, “Restricted Payments”); provided, that:

(a) Restricted Payments may be made to the Borrower or any Subsidiary (provided, that Restricted Payments made by a non-Wholly-Owned Subsidiary must be made on a pro rata basis (or more favorable basis from the perspective of the Borrower or such Subsidiary) to the Borrower or any Subsidiary that is a direct or indirect parent of such Subsidiary based on its ownership interests in such non-Wholly-Owned Subsidiary);

(b) Restricted Payments may be made by the Borrower to purchase or redeem the Equity Interests of the Borrower (including related stock appreciation rights or similar securities) held by then present or former directors, consultants, officers or employees of the Borrower or any of the Subsidiaries or by any Plan or any shareholders’ agreement then in effect upon such person’s death, disability, retirement or termination of employment or under the terms of any such Plan or any other agreement under which such shares of stock or related rights were issued; provided, that the aggregate amount of such purchases or redemptions under this clause (b) shall not exceed in any fiscal year the greater of (x) $100,000,000 and (y) 15% of Pro Forma LTM EBITDA with unused amounts in any calendar year being carried over to succeeding calendar years (plus (1) the amount of net proceeds contributed to the Borrower that were received by the Borrower during such calendar year from sales of Qualified Equity Interests of the Borrower to directors, consultants, officers or employees of the Borrower or any Subsidiary in connection with permitted employee compensation and incentive arrangements, (2) the amount of net proceeds of any key-man life insurance policies received during such calendar year, which, if not used in any year, may be carried forward to any subsequent calendar year and (3) payments made in respect of withholding or other similar taxes payable upon repurchase, retirement or other acquisition or retirement of Equity Interests or otherwise pursuant to any employee or director equity plan, employee or director stock option or profits interest plan or any other employee or director benefit plan or any agreement); provided, further, that cancellation of Indebtedness owing to the Borrower or any Subsidiary from members of management of the Borrower or the Subsidiaries in connection with a repurchase of Equity Interests of the Borrower will not be deemed to constitute a Restricted Payment for purposes of this Section 6.06;

(c) any person may make non-cash repurchases of Equity Interests deemed to occur upon exercise or settlement of stock options or other Equity Interests to the extent such Equity Interests represent a portion of the exercise price of or withholding obligation with respect to such options or other Equity Interests;

(d) Restricted Payments in an amount not to exceed the Available Amount so long as at the time of such Restricted Payment and immediately after giving effect thereto, no Event of Default shall have occurred and be continuing;

(e) Restricted Payments may be made, without duplication, (a) for any taxable period or portion thereof in which Holdings, the Borrower and/or any of their respective Subsidiaries is a member of a consolidated, combined, unitary or similar income tax group of which a direct or indirect parent of Holdings or the Borrower is the common parent or for which Holdings or the Borrower is a disregarded entity for U.S. federal income Tax purposes that is wholly owned (directly or indirectly) by a parent corporation for U.S. federal, state, and/or local income Tax purpose, to enable such parent to pay U.S. federal, state and local and foreign income and similar Taxes that are attributable to the taxable income of Holdings, the Borrower and/or the Subsidiaries (and, to the extent permitted below, the applicable Unrestricted Subsidiaries); provided that, (i) the amount of such payments made in respect of such taxable period in the aggregate shall not exceed the lesser of (1) the amount of such Taxes that Holdings, the Borrower and/or the Subsidiaries (and, to the extent permitted below, the applicable Unrestricted Subsidiaries) would have been required to pay in respect of such U.S. federal, state and local and foreign income and similar Taxes for such taxable period had Holdings, the Borrower and the Subsidiaries been a stand-alone taxpayer or stand-alone group (separate from any such parent), and (2) the actual Tax liability of such direct or indirect parent of Holdings or the Borrower, in each case, with respect to such taxable period, and (ii) the distributions attributable to the income of any Unrestricted Subsidiary shall be permitted only to the extent that such Unrestricted Subsidiary made cash distributions to Holdings, the Borrower and/or the Subsidiaries for such purpose, (b) to pay customary salary, bonus and other benefits payable to employees, directors, officers and managers of any direct or indirect parent company of the Borrower to the extent such salaries, bonuses and other benefits are attributable to the ownership or operation of Holdings, the Borrowing and/or the Subsidiaries, (c) to pay general corporate operating, administrative and overhead costs and expenses of any direct or indirect parent company of the Borrower to the extent such costs and expenses are attributable to the ownership or operation of Holdings, the Borrower and/or the Subsidiaries, (d) to pay Public Company Costs, and (e) to pay reasonable and customary indemnification claims made by members of the board of directors or officers, employees, directors, managers, consultants or independent contractors of any direct or indirect parent company of the Borrower attributable to the ownership or operations of Holdings, the Borrower and/or the Subsidiaries;

(f) Restricted Payments may be made to make payments, in cash, in lieu of the issuance of fractional shares, upon the exercise of warrants or upon the conversion or exchange of Equity Interests of any such person;

(g) so long as at the time of such Restricted Payment and immediately after giving effect thereto no Event of Default under Section 7.01(b), (c), (h) or (i) shall have occurred and be continuing, Restricted Payments may be made in cash after the Closing Date consisting of (i) the actual net cash proceeds received by the Borrower from the incurrence of Other First Lien Debt permitted to be incurred under Section 6.01 and not otherwise applied and (ii) up to 50% of the cash proceeds (net of all fees, commissions, costs, Taxes and other expenses, in each case incurred in connection with such Qualified Securitization Facility or Qualified Receivable Facility and excluding, in the case of any Refinancing of any Qualified Securitization Facility or Qualified Receivable Facility in whole or in part, the amount of cash proceeds applied to Refinance such Qualified Securitization Facility or Qualified Receivable Facility) received by the Borrower or any Subsidiary from the incurrence of any Qualified Securitization Facility incurred in accordance with Section 6.01(aa) (after the application of payments pursuant to Section 2.11) or any Qualified Receivable Facility incurred in accordance with Section 6.01(bb); provided, that in the case of this clause (ii), the Priority Net Leverage Ratio after giving effect to such Restricted Payment and the application of proceeds pursuant to Section 2.11 shall not be greater than the Priority Net Leverage Ratio in effect immediately prior to the making of such Restricted Payment, calculated on a Pro Forma Basis for the then most recently ended Test Period;

(h) the EMEA Sale Proceeds Distribution;

(i) to the extent constituting a Restricted Payment, (1) any Disposition of (i) Securitization Assets made in connection with a Qualified Securitization Facility permitted under Section 6.01(aa), (ii) Receivables made in connection with any Qualified Receivable Facility permitted under Section 6.01(bb) and (iii) Digital Products made in connection with any Qualified Digital Products Facility permitted under Section 6.01(dd) or (2) so long as no Event of Default shall have occurred and be continuing, the forgiveness by the Borrower of any unsecured note receivable issued by Lumen to the Borrower prior to the Amendment No. 2 Effective Date, or the making of a dividend or distribution substantially concurrent with the cash repayment of any such unsecured note receivable by Lumen, provided, in each case, such cash repayment by Lumen is in an amount not less than the amount of such dividend or distribution;

(j) Restricted Payments of Digital Product Assets or Investments made pursuant to Section 6.04(r);

(k) Restricted Payments in an aggregate amount not to exceed the greater of (x) $430,000,000 and (y) 30.0% of Pro Forma LTM EBITDA;

(l) unlimited Restricted Payments; provided that the Total Leverage Ratio on a Pro Forma Basis for such Restricted Payment for the Test Period immediately preceding the making of such Restricted Payment shall be less than or equal to 6.00 to 1.00; and

(m) the Specified Lumen Tech Secured Notes Distribution.

Notwithstanding anything herein to the contrary, the foregoing provisions of Section 6.06 will not prohibit the payment of any Restricted Payment constituting a Limited Condition Transaction if such transaction would have complied with the provisions of this Section 6.06 on the date of the declaration of the dividend by the Board of Directors of the Borrower or the applicable Subsidiary or the date of giving of the applicable notice of prepayment or redemption, in each case, constituting a Limited Condition Transaction (it being understood that such Restricted Payment shall be deemed to have been made on the date of declaration or notice for purposes of such provision).

For purposes of determining compliance with this Section 6.06, (A) a Restricted Payment need not be permitted solely by reference to one category of Restricted Payments (or any portion thereof) described in Sections 6.06(a) through (m) but may be permitted in part under any relevant combination thereof and (B) in the event that a Restricted Payment (or any portion thereof) at any time meets the criteria of one or more of the categories of Restricted Payments (or any portion thereof) described in Sections 6.06(a) through (m), the Borrower may, in its sole discretion, classify, reclassify or divide such Restricted Payment (or any portion thereof) in any manner that complies with this Section 6.06 and will be entitled to only include the amount and type of such Restricted Payment (or any portion thereof) in one or more (as relevant) of the above clauses (or any portion thereof) and such Restricted Payment (or any portion thereof) shall be treated as having been made or existing pursuant to only such clause or clauses (or any portion thereof).

Section 6.07. [Reserved].

Section 6.08. Business of the Borrower and the Subsidiaries; Etc. Permit any Material Assets that are owned by any Loan Party or any of its Subsidiaries to be transferred, sold, assigned, leased or otherwise disposed to (including pursuant to any Investment, Restricted Payment or other Disposition), in one transaction or series of related transactions, to any Unrestricted Subsidiary.

Section 6.09. Restrictions on Subsidiary Distributions and Negative Pledge Clauses. Permit the Borrower or any Subsidiary to enter into any agreement or instrument that by its terms restricts (A) the payment of dividends or other distributions or the making of cash advances by such Subsidiary to the Borrower or any Subsidiary that is a direct or indirect parent of such Subsidiary or (B) the granting of Liens by the Borrower or any Subsidiary to secure the Obligations, in each case other than those arising under any Loan Document, except, in each case, restrictions existing by reason of:

(a) restrictions imposed by applicable law;

(b) (i) contractual encumbrances or restrictions existing on the Closing Date, (ii) any agreements related to any Indebtedness that does not materially expand the scope of any such encumbrance or restriction (as determined in good faith by the Borrower) beyond those restrictions applicable on the Closing Date, or (iii) with respect to any Subsidiary, any restriction that is not materially more restrictive (as determined by the Borrower in good faith) than the most restrictive restrictions applicable to such Subsidiary existing on the Closing Date;

(c) any restriction on a Subsidiary imposed pursuant to an agreement entered into for the sale or disposition of the Equity Interests or assets of a Subsidiary pending the closing of such sale or disposition;

(d) customary provisions in joint venture agreements and other similar agreements applicable to joint ventures entered into in the ordinary course of business;

(e) any restrictions imposed by any agreement relating to secured Indebtedness permitted by this Agreement to the extent that such restrictions apply only to the specific property or assets securing such Indebtedness;

(f) any restrictions imposed by any agreement relating to Indebtedness incurred pursuant to Section 6.01 or Permitted Refinancing Indebtedness in respect thereof, to the extent such restrictions are either (i) not materially more restrictive, taken as a whole, than the restrictions contained in this Agreement case or (ii) customary or market terms for the type of Indebtedness incurred, in light of then-applicable market conditions (in the case of each of clauses (i) and (ii), as determined in good faith by the Borrower);

(g) customary provisions contained in leases or licenses of Intellectual Property and other similar agreements entered into in the ordinary course of business;

(h) customary provisions restricting subletting or assignment of any lease governing a leasehold interest;

(i) customary provisions restricting assignment, mortgaging or hypothecation of any agreement entered into in the ordinary course of business;

(j) customary restrictions and conditions contained in any agreement relating to the sale, transfer, lease or other disposition of any asset permitted under Section 6.05 pending the consummation of such sale, transfer, lease or other disposition;

(k) Permitted Liens and customary restrictions and conditions contained in the document relating thereto, so long as (1) such restrictions or conditions relate only to the specific asset subject to such Lien, and (2) such restrictions and conditions are not created for the purpose of avoiding the restrictions imposed by this Section 6.09;

(l) customary net worth provisions contained in Real Property leases entered into by Subsidiaries, so long as the Borrower has determined in good faith that such net worth provisions would not reasonably be expected to impair the ability of the Borrower and the Subsidiaries to meet their ongoing obligations;

(m) any agreement in effect at the time a person becomes a Subsidiary, so long as such agreement was not entered into in contemplation of such person becoming a Subsidiary;

(n) customary restrictions contained in leases, subleases, licenses or Equity Interests or asset sale agreements otherwise permitted hereby as long as such restrictions relate to the Equity Interests and assets subject thereto;

(o) restrictions on cash or other deposits imposed by customers under contracts entered into in the ordinary course of business;

(p) restrictions in agreements (other than agreements governing Indebtedness of Subsidiaries) that (as determined in good faith by the Borrower) will not prevent the Borrower from satisfying its payment obligations in respect of the Facilities;

(q) restrictions created in connection with any (i) Qualified Securitization Facilities permitted under Section 6.01(aa), (ii) Qualified Receivable Facilities permitted under Section 6.01(bb) or (iii) Qualified Digital Products Facilities permitted under Section 6.01(dd); and

(r) any encumbrances or restrictions imposed by any amendments, modifications, restatements, renewals, increases, supplements, refundings, replacements or refinancings of or similar arrangements to the contracts, instruments or obligations referred to in clauses (a) through (q) above; provided, that such amendments, modifications, restatements, renewals, increases, supplements, refundings, replacements, refinancings or similar arrangements are, in the good faith judgment of the Borrower, no more restrictive with respect to such dividend and other payment restrictions than those contained in the dividend or other payment restrictions as contemplated by such provisions prior to such amendment, modification, restatement, renewal, increase, supplement, refunding, replacement, refinancing or similar arrangement.

Section 6.10. [Reserved].

Section 6.11. Fiscal Quarter and/or Fiscal Year. In the case of the Borrower, permit any change to its fiscal quarter and/or fiscal year; provided, that the Borrower and the Subsidiaries may change their fiscal quarter and/or fiscal year end one or more times, subject to such adjustments to this Agreement as are necessary or appropriate in connection with such change (and the parties hereto hereby authorize the Borrower and the Administrative Agent to make any such amendments to this Agreement as they jointly deem necessary to give effect to the foregoing).

Section 6.12. [Reserved].

Section 6.13. [Reserved].

ARTICLE VII

EVENTS OF DEFAULT

Section 7.01. Events of Default. In case of the happening of any of the following events (each, an “Event of Default”):

(a) any representation or warranty made or deemed made by the Borrower or any Guarantor herein or in any other Loan Document or any certificate or document delivered pursuant hereto or thereto shall prove to have been false or misleading in any material respect (if not already qualified by materiality or “Material Adverse Effect,” in which case, such representation or warranty shall prove to have been false or misleading in any respect) when so made or deemed made and, for such representations or warranties that are capable of being cured, such representation or warranty shall remain untrue (in any material respect or in any respect, as applicable) or uncorrected for a period of thirty days after written notice thereof from the Administrative Agent to the Borrower; provided, that with respect to representations and warranties made or deemed made on the Closing Date by the Borrower or any Guarantor, no Event of Default shall occur pursuant to this clause (a) unless a Specified Representation is proven to have been false or misleading in any material respect when so made or deemed made (if not already qualified by materiality or “Material Adverse Effect,” in which case, such representation or warranty shall prove to have been false or misleading in any respect);

(b) default shall be made in the payment of any principal of any Loan when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or by acceleration thereof or otherwise;

(c) default shall be made in the payment of any interest on any Loan or in the payment of any fee or any other amount (other than an amount referred to in clause (b) above) due under any Loan Document, when and as the same shall become due and payable, and such default shall continue unremedied for a period of five (5) Business Days;

(d) default shall be made in the due observance or performance by Holdings, the Borrower or any other Loan Party of any covenant, condition or agreement contained in Section 5.01(a) (solely with respect to the Borrower), 5.05(a), 5.08 or Article VI;

(e) default shall be made in the due observance or performance by Holdings, the Borrower or any other Loan Party of any covenant, condition or agreement contained in any Loan Document (other than those specified in clauses (b), (c) and (d) above) and such default shall continue unremedied for a period of 30 days after notice thereof from the Administrative Agent to the Borrower, which notice shall specify the default and state that such notice is a “Notice of Default” hereunder; provided that any default made in the due observance or performance by Holdings, the Borrower or any other Loan Party of any financial covenant included in this Agreement solely for the benefit of any Incremental Revolving Facility Lenders shall not constitute an Event of Default with respect to the Term Facilities, unless and until the applicable Incremental Revolving Facility Lenders shall have terminated their Incremental Revolving Facility Commitments and declared all amounts outstanding under the applicable Incremental Revolving Facility and such declaration has not been rescinded prior to the acceleration of the Term Loans hereunder;

(f) any default under any Indebtedness for borrowed money (other than Indebtedness under this Agreement) of any one or more of Holdings, the Borrower or any Subsidiary that, in an aggregate principal amount between clauses (i) and (ii), exceeds the Threshold Amount, if such default either (i) results from the failure to pay any principal of such Indebtedness at its stated final maturity (after giving effect to any applicable grace periods) or (ii) relates to an obligation other than the obligation to pay principal of any such Indebtedness at its stated final maturity and results in acceleration by the holder or holders of such Indebtedness causing such Indebtedness to become due prior to its stated maturity; provided that no such default will be deemed to occur with respect to any such Indebtedness that is paid or otherwise acquired or retired (or for which such failure to pay or acceleration is waived or rescinded) within twenty (20) Business Days after such failure to pay or such acceleration;

(g) [reserved];

(h) an involuntary proceeding shall be commenced or an involuntary petition shall be filed in a court of competent jurisdiction seeking (i) relief in respect of Holdings, the Borrower or any of the Significant Subsidiaries, or of a substantial part of the property or assets of Holdings, the Borrower or any Significant Subsidiary, under the Bankruptcy Code, or any other federal, state or foreign bankruptcy, insolvency, receivership or any other Debtor Relief Law, (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator, examiner, liquidator or similar official for Holdings, the Borrower or any of the Significant Subsidiaries or for a substantial part of the property or assets of Holdings, the Borrower or any of the Significant Subsidiaries or (iii) the winding-up, liquidation, reorganization, dissolution, compromise, arrangement or other relief of Holdings, the Borrower or any Significant Subsidiary (except in a transaction permitted hereunder); and such proceeding or petition shall continue undismissed for 60 days or an order or decree approving or ordering any of the foregoing shall be entered;

(i) Holdings, the Borrower or any Significant Subsidiary shall (i) voluntarily commence any proceeding or file any petition seeking relief under the Bankruptcy Code, as now constituted or hereafter amended, or any other federal, state or foreign bankruptcy, insolvency, receivership or any other Debtor Relief Law, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or the filing of any petition described in clause (h) above, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator, examiner, liquidator or similar official for Holdings, the Borrower or any of the Significant Subsidiaries or for a substantial part of the property or assets of Holdings, the Borrower or any Significant Subsidiary, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors or (vi) become unable or fail generally to pay its debts as they become due;

(j) the failure by Holdings, the Borrower or any Significant Subsidiary to pay one or more final judgments aggregating in excess of the Threshold Amount (to the extent not covered by independent third-party insurance (as to which the insurer has been notified of such judgment or order and has not denied its obligation) or another indemnity obligation), which judgments are not discharged or effectively waived, stayed or bonded for a period of 60 consecutive days, or any action shall be legally taken by a judgment creditor to attach or levy upon assets or properties of Holdings, the Borrower or any Significant Subsidiary to enforce any such judgment;

(k) (i) an ERISA Event shall have occurred, (ii) the PBGC shall institute proceedings (including giving notice of intent thereof) to terminate any Plan or Plans, (iii) Holdings, the Borrower or any Subsidiary of Holdings or any ERISA Affiliate shall have been notified by the sponsor of a Multiemployer Plan that such Multiemployer Plan is in reorganization or is being terminated, within the meaning of Title IV of ERISA; and in each case in clauses (i) through (iii) above, such event or condition, together with all other such events or conditions, if any, would reasonably be expected to have a Material Adverse Effect; or

(l) (i) any Loan Document shall for any reason be asserted in writing by the Borrower or any other Loan Party not to be a legal, valid and binding obligation of any party thereto, (ii) any security interest purported to be created by any Security Document and to extend to assets that constitute a material portion of the Collateral shall cease to be, or shall be asserted in writing by the Borrower or any other Loan Party not to be, a valid and perfected security interest (perfected as or having the priority required by this Agreement or the relevant Security Document and subject to such limitations and restrictions as are set forth herein and therein) in the securities, assets or properties covered thereby, except (1) to the extent that any such loss of perfection or priority results from the limitations of foreign laws, rules and regulations as they apply to pledges of Equity Interests in Foreign Subsidiaries or the application thereof, (2) from failure of the Collateral Agent (or any agent acting as gratuitous bailee thereof) to maintain possession of Collateral pledged under the Collateral Agreement (so long as such failure does not result from the breach or non-compliance with the Loan Documents by any Loan Party), (3) resulting from the making of a filing, or the failure to make a filing, under the Uniform Commercial Code or other applicable law, (4) as to Collateral consisting of real property to the extent that (x) such losses are covered by a lender’s title insurance policy or (y) a deficiency arose through no fault of a Loan Party and such deficiency is corrected with reasonable diligence upon obtaining actual knowledge thereof, or (iii) a material portion of the Guarantees pursuant to the Loan Documents by the Guarantors guaranteeing the Obligations, shall cease to be in full force and effect (other than in accordance with the terms thereof), or shall be asserted in writing by the Borrower or any other Loan Party not to be in effect or not to be legal, valid and binding obligations (other than in accordance with the terms thereof), then, and in every such event (other than an event described in clause (h) or (i) above), and at any time thereafter during the continuance of such event, the Administrative Agent, at the direction of the Required Lenders, shall declare an Event of Default in connection therewith and, by notice to the Borrower, take any or all of the following actions, at the same or different times:

(i) terminate forthwith the Commitments;

(ii) declare the Loans then outstanding to be forthwith due and payable in whole or in part (in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), whereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon, and any unpaid accrued fees payable under any Loan Document and all other liabilities of the Borrower accrued hereunder and under any other Loan Document, shall become forthwith due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived by the Borrower, anything contained herein or in any other Loan Document to the contrary notwithstanding; and/or

(iii) exercise on behalf of itself and the Lenders all rights and remedies available to it and the Lenders under the Loan Documents or applicable law, subject to the terms of the Intercreditor Agreements;

provided that in any event described in clause (h) or (i) above, the Commitments shall automatically terminate and the principal of the Loans then outstanding, together with accrued interest thereon, and any unpaid accrued fees payable under any Loan Document and all other liabilities of the Borrower accrued hereunder and under any other Loan Document, shall automatically become due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived by the Borrower, anything contained herein or in any other Loan Document to the contrary notwithstanding.

The Lenders may not, and each agrees not to, take (or direct any Agent to take) any of the actions set forth in clauses (i) through (iii) of the paragraph above on any date in respect of a Default or Event of Default if such Default or Event of Default relates to actions taken, actions that have not been taken, or other circumstances, in each case, that first arose more than two years prior to such date unless (i) any Agent or any Lender is exercising remedies or has reserved its rights by written notice to the Borrower at such time, or (ii) Holdings or the Borrower had actual knowledge that such action or transaction constituted a Default or Event of Default and the Borrower failed to provide notice of such Default or Event of Default promptly upon actual knowledge thereof; provided, that any such actions or circumstances have been disclosed to the Administrative Agent and the Lenders in reasonable detail prior to such date. Any such Default or Event of Default (or alleged Default or Event of Default) shall be deemed cured for all purposes under the Loan Documents as of such date.

With respect to any Default or Event of Default, the words “exists,” “continuing” and similar expressions with respect thereto shall mean that such Default or Event of Default has occurred and has not yet been cured or waived. If any Default or Event of Default occurs due to:

(x) the failure by any Loan Party or Subsidiary to take any action by a specified time, such Default or Event of Default shall be deemed to have been cured at the time, if any, that the applicable Loan Party or Subsidiary subsequently takes such action, or

(y) the taking of any action by any Loan Party or Subsidiary that is not then permitted by the terms of this Agreement or any other Loan Document, such Default or Event of Default shall be deemed to be cured on the earlier to occur of (1) the date on which such action would have been permitted at such time to be taken under this Agreement and the other Loan Documents, including pursuant to an applicable amendment or waiver permitting such action, or otherwise, if such action had been taken at such time or (2) the date on which such action is unwound or otherwise modified to the extent necessary for such revised action to have been permitted by this Agreement and the other Loan Documents (including pursuant to an applicable amendment or waiver permitting such action, or otherwise).

If any Default or Event of Default occurs that is subsequently cured or waived (a “Cured or Waived Default”), any other Default or Event of Default resulting from the making or deemed making of any representation or warranty, a failure to provide notice or the taking of any action (or the failure to take any action) by any Loan Party or any Subsidiary, in each case, which subsequent Default or Event of Default would not have arisen had the Cured or Waived Default or such circumstances not occurred, shall be deemed to be cured automatically upon, and simultaneous with, the cure or waiver of the Cured or Waived Default.

Notwithstanding anything to the contrary in this Section 7.01, an Event of Default (the “Initial Default”) may not be cured pursuant to this Section 7.01: (i) if the taking of any action by any Loan Party or Subsidiary that is not permitted during, and as a result of, the continuance of such Initial Default directly results in the cure of such Initial Default and the applicable Loan Party or Subsidiary had actual knowledge at the time of taking any such action that the Initial Default had occurred and was continuing, (ii) in the case of an Event of Default under Section 7.01(l) that directly results in material impairment of the rights and remedies of the Lenders, the Arrangers, Collateral Agent or Administrative Agent under the Loan Documents and that is incapable of being cured, (iii) in the case of an Event of Default under Section 7.01(e) arising due to the failure to perform or observe Section 5.02 that directly results in a material adverse effect on the ability of the Borrower and the other Loan Parties (taken as a whole) to perform their respective payment obligations under any Loan Document to which the Borrower or any of the other Loan Parties is a party, or (iv) in the case of an Initial Default for which (a) the Borrower has failed to give notice to the Administrative Agent of such Initial Default and (b) the Borrower had actual knowledge of such failure to give such notice.

The failure by a Loan Party or a Subsidiary to pay, when and as required to be paid pursuant to the terms of the Loan Documents, any amount of principal, interest, fee or other amount will not result in a Default or Event of Default if such failure to pay is the result of or relates to an administrative or billing error by an Agent or a technical error or delay in the transmission of funds and, in each case, such payment is made within five (5) Business Days of the discovery of, and a Responsible Officer of the Borrower becoming aware of, such administrative or billing error or technical error or such market disruption event being cured. Any such failure to pay shall not be treated as a “Default” or an “Event of Default” for any purposes under any Loan Document (including for purposes of satisfying any conditions precedent) or any amendment hereto or any other Loan Document until the expiration of such five (5) Business Days.

Section 7.02. [Reserved].

Section 7.03. Application of Funds. Any proceeds of Collateral received by the Agents or otherwise on account of the Obligations (whether as a result of any realization on the Collateral, any setoff rights, any distribution in connection with any proceedings or other action of any Loan Party in respect of Debtor Relief Laws or otherwise and whether received in cash or otherwise) (a) not constituting (i) a specific payment of principal, interest, fees or other sum payable under the Loan Documents (which shall be applied on a pro rata basis among the relevant Lenders under the Class of Loans in accordance with this Agreement or otherwise shall be applied to the payment of amounts owing to any Secured Party in accordance with this Agreement or the other Loan Documents) or (ii) a mandatory prepayment (which shall be applied in accordance with Section 2.11) or (b) after an Event of Default has occurred and is continuing shall be applied (unless the Required Lenders otherwise so direct with respect to whether such proceeds are applied after an Event of Default), subject to the provisions of any applicable Intercreditor Agreement, ratably:

(i) first, to pay any fees, indemnities, or expense reimbursements hereunder and under the Loan Documents then due to the Administrative Agent and the Collateral Agent from the Borrower,

(ii) second, to pay any fees, indemnities or expense reimbursements then due hereunder to the other Secured Parties (all in their respective capacities as such) from the Borrower,

(iii) third, to pay interest (including post-petition interest, whether or not an allowed claim or allowable as a claim in any claim or proceeding under any Debtor Relief Laws) then due and payable on the Loans and on obligations arising under each Secured Cash Management Agreement and Secured Hedge Agreement ratably,

(iv) fourth, to repay principal on the Loans and to pay any other amounts owing with respect to Secured Cash Management Agreements and Secured Hedge Agreements ratably, and

(v) fifth, to the payment of any other Obligation due to any Secured Party by the Borrower.

Notwithstanding the foregoing but subject to Section 8.14, Obligations arising under Secured Cash Management Agreements and Secured Hedge Agreements shall be excluded from the application described above if the Administrative Agent has not received written notice thereof, together with supporting documentation (including administrative details and applicable tax forms) as the Administrative Agent may reasonably request from the applicable Cash Management Bank or Hedge Bank, as the case may be, or such documentation and information as required pursuant to Section 8.14. Each Cash Management Bank or Hedge Bank not a party to this Agreement that has given the notice contemplated by the preceding sentence shall, by such notice, be deemed to have acknowledged and accepted the appointment of the Administrative Agent as its agent pursuant to the terms of Article VIII hereof for itself and its Affiliates as if it were a “Lender” party hereto.

ARTICLE VIII

THE AGENTS

Section 8.01. Appointment.

(a) Each Lender (in its capacity as a Lender and on behalf of itself and its Affiliates as potential counterparties to Secured Cash Management Agreements and Secured Hedge Agreements) hereby irrevocably designates and appoints the Administrative Agent and the Collateral Agent as the administrative agent and the collateral agent, respectively, of such Lender under this Agreement and the other Loan Documents and the other Secured Parties under the Security Documents, and each such Lender irrevocably authorizes the Administrative Agent and the Collateral Agent, in each such capacity, to take such action on its behalf under the provisions of this Agreement and the other Loan Documents and to exercise such powers and perform such duties as are expressly delegated to the Administrative Agent and the Collateral Agent, respectively, by the terms of this Agreement and the other Loan Documents, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Agreement or any Loan Document, neither the Administrative Agent nor the Collateral Agent shall have any duties or responsibilities, except those expressly set forth herein or therein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Administrative Agent or the Collateral Agent. The provisions of this Article (other than Section 8.06 and Section 8.12(c) hereof) are solely for the benefit of the Administrative Agent, the Arrangers, the Collateral Agent and the Lenders, and neither the Borrower nor any other Loan Party shall have any rights as a third-party beneficiary of any such provisions.

(b) In furtherance of the foregoing, each Lender (in its capacity as a Lender and on behalf of itself and its Affiliates as potential counterparties to Secured Cash Management Agreements or Secured Hedge Agreements) hereby appoints and authorizes the Collateral Agent to act as the agent of such Lender for purposes of acquiring, holding and enforcing any and all Liens on Collateral granted by any of the Loan Parties to secure any of the Obligations, together with such powers and discretion as are reasonably incidental thereto. In this connection, the Collateral Agent (and any Subagents appointed by the Collateral Agent pursuant to Section 8.02 for purposes of holding or enforcing any Lien on the Collateral (or any portion thereof) granted under the Security Documents, or for exercising any rights or remedies thereunder at the direction of the Collateral Agent) shall be entitled to the benefits of this Article VIII (including, without limitation, Section 8.07) as though the Collateral Agent (and any such Subagents) were an “Agent” under the Loan Documents, as if set forth in full herein with respect thereto.

Section 8.02. Delegation of Duties. The Administrative Agent and the Collateral Agent may execute any of their respective duties under this Agreement and the other Loan Documents (including for purposes of holding or enforcing any Lien on the Collateral (or any portion thereof)) by or through agents, employees or attorneys-in-fact and shall be entitled to advice of counsel and other consultants or experts concerning all matters pertaining to such duties. No Agent shall be responsible for the negligence or misconduct of any such agents, employees or attorneys-in-fact selected by it without gross negligence or willful misconduct, as determined by a final and non-appealable decision of a court of competent jurisdiction. The Collateral Agent may also from time to time, when it deems it to be necessary or desirable, appoint one or more trustees, co-trustees, collateral co-agents, collateral subagents or attorneys-in-fact (each, a “Subagent”) with respect to all or any part of the Collateral; provided, that no such Subagent shall be authorized to take any action with respect to any Collateral unless and except to the extent expressly authorized in writing by the Collateral Agent. Should any instrument in writing from the Borrower or any other Loan Party be required by any Subagent so appointed by an Agent to more fully or certainly vest in and confirm to such Subagent such rights, powers, privileges and duties, the Borrower shall, or shall cause such Loan Party to, execute, acknowledge and deliver any and all such instruments promptly upon request by such Agent and such Subagent shall be protected in withholding any action to be taken or not taken until such time as Borrower or such Loan Party shall have provided to Subagent such instruments. If any Subagent, or successor thereto, shall become incapable of acting, resign or be removed, all rights, powers, privileges and duties of such Subagent, to the extent permitted by law, shall automatically vest in and be exercised by the applicable Agent until the appointment of a new Subagent. No Agent shall be responsible for the negligence or misconduct of any agent, attorney-in-fact or Subagent that it selects without gross negligence or willful misconduct (as determined by a final and non-appealable judgment of a court of competent jurisdiction).

Section 8.03. Exculpatory Provisions. None of the Agents, the Arrangers or their respective Affiliates or any of their respective officers, directors, employees, agents, attorneys-in-fact or affiliates shall be (x) liable for any action taken or omitted to be taken by it or such person under or in connection with this Agreement or any other Loan Document (except to the extent that any of the foregoing are found by a final and non-appealable decision of a court of competent jurisdiction to have resulted from its or such person’s own gross negligence or willful misconduct; provided, that no action taken or not taken by any Agent at the direction of the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents)) or the Borrower shall be considered gross negligence or willful misconduct of such Agent or (y) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by any Loan Party or any officer thereof contained in this Agreement or any other Loan Document or in any certificate, report, instrument, notice, direction, consent, approval, statement or other document referred to or provided for in, or received by any Agent under or in connection with, this Agreement or any other Loan Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document or for any failure of any Loan Party a party thereto to perform its obligations hereunder or thereunder. No Agent or Arranger shall be under any obligation to any Lender to ascertain or to inquire as to the observance, satisfaction or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of any Loan Party. No Agent shall have any duties or obligations except those expressly set forth herein and in the other Loan Documents.

Notwithstanding anything contained herein to the contrary, the permissive rights of each Agent to do things enumerated in this Agreement or any other Loan Document shall not be construed as a duty. Without limiting the generality of the foregoing, (a) no Agent or Arranger, as applicable, shall be subject to any fiduciary or other implied duties, regardless of whether a Default or Event of Default has occurred and is continuing, and (b) no Agent or Arranger, as applicable, shall have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated by the Loan Documents that the respective Agent or Arranger, as applicable, is required to exercise (i) as directed by the Required Lenders in writing (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents) or (ii) as directed by the Borrower in writing. In no event shall any Agent or Arranger, as applicable, be liable hereunder or under any Loan Document for acting in accordance with a direction from the Required Lenders or the Borrower (regardless of whether the Required Lenders subsequently direct such Agent otherwise).

No Agent or Arranger, as applicable, shall, except as expressly set forth herein and in the other Loan Documents, have any duty to disclose, nor shall any Agent or Arranger, as applicable, be liable for the failure to disclose, any information relating to the Borrower or any of the Subsidiaries or any of their respective Affiliates that is communicated to or obtained by such Agent, Arranger or any of their Affiliates in any capacity.

No Agent or Arranger shall be deemed to have knowledge of any Default or Event of Default unless and until written notice describing such Default or Event of Default is given to such Agent in accordance with Section 8.05.

No Agent shall be obligated to ascertain or confirm, or otherwise determine, the All-In Yield, or whether a Repricing Event has occurred.

No Agent shall be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance, satisfaction or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default or Event of Default (and the Administrative Agent may

assume performance by all other parties to the Loan Documents of their respective obligations), (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document, or the creation, perfection or priority of any Lien purported to be created by the Security Documents, (v) the value or the sufficiency of any Collateral or consideration or (vi) insurance on (including any flood insurance policies or for determining whether any flood insurance policies are or should be obtained in respect of the Collateral, which each Lender shall be solely responsible for), or for the payment of taxes with respect to, any of the Collateral.

Neither Agent shall be responsible or have any liability for, or have any duty to ascertain, inquire into, monitor or enforce, compliance with the provisions hereof relating to Disqualified Lenders. Without limiting the generality of the foregoing, neither Agent shall (x) be obligated to ascertain, monitor or inquire as to whether any Lender or Participant or prospective Lender or Participant is a Disqualified Lender or (y) have any liability with respect to or arising out of any assignment or participation of Loans and/or Commitments, or disclosure of confidential information, to any Disqualified Lender.

No provision of this Agreement or any other Loan Document shall require any Agent to expend or risk its own funds or otherwise incur any liability, financial or otherwise, in the performance of any of its duties under this Agreement or under any Loan Document or in the exercise of any of its rights or powers, if it shall have grounds to believe that repayment of such funds or indemnity satisfactory to it against such risk or liability is not assured to it.

In no event shall any Agent be liable for any failure or delay in the performance of its obligations under this Agreement or any other Loan Document because of circumstances beyond its control, including, but not limited to, a failure, termination, or suspension of a clearing house, securities depositary, settlement system or central payment system in any applicable part of the world or acts of God, flood, war (whether declared or undeclared), civil or military disturbances or hostilities, nuclear or natural catastrophes, political unrest, explosion, earthquake, terrorism, fire, riot, labor disturbances, strikes or work stoppages for any reason, embargo, epidemics or pandemics or other health crises, government action, including any laws, ordinances, regulations or the like (whether domestic, federal, state, county or municipal or foreign) which delay, restrict or prohibit the providing of the services contemplated by this Agreement or the other Loan Documents, or the unavailability of communications or computer facilities, the failure of equipment or interruption of communications or computer facilities, or the unavailability of the Federal Reserve Bank wire or telex or other wire or communication facility, or any other causes beyond such Agent’s control whether or not of the same class or kind as specified above.

Neither Agent shall be responsible for, nor chargeable with, knowledge of the terms and conditions of any other agreement, instrument, or document other than such Loan Documents to which it is directly a party, whether or not an original or a copy of such agreement has been provided to such Agent.

No Agent shall have any liability for any action taken, or errors in judgment made, in good faith by it or any of its officers, directors, employees or agents, unless it shall have been grossly negligent in ascertaining the pertinent facts.

No Agent shall be required to take any action that, in its opinion or the opinion of its counsel, may (a) expose the Administrative Agent to liability or that is contrary to any Loan Document or requirements of law, including, for the avoidance of doubt any action that may be in violation of the automatic stay under any debtor relief law; (b) would subject such Agent to a tax in any jurisdiction where it is not then subject to a tax or (c) would require such Agent to qualify to do business in any jurisdiction where it is not then so qualified.

If at any time an Agent is served with any judicial or administrative order, judgment, decree, writ or other form of judicial or administrative process (including orders of attachment or garnishment or other forms of levies or injunctions or stays relating to the transfer of any Collateral), such Agent is authorized to comply therewith in any manner as it or its legal counsel of its own choosing deems appropriate, and if such Agent complies with any such judicial or administrative order, judgment, decree, writ or other form of judicial or administrative process, such Agent shall not be liable to any of the parties hereto or to any other person even though such order, judgment, decree, writ or process may be subsequently modified or vacated or otherwise determined to have been without legal force or effect.

The rights, privileges, protections, immunities and benefits given to each Agent, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable: (i) by such Agent in each Loan Document and any other document related hereto or thereto to which it is a party and (ii) the entity serving as Administrative Agent or Collateral Agent, as applicable, in each of its capacities hereunder and in each of its capacities under any of the Loan Documents whether or not specifically set forth therein and each agent, custodian and other person employed to act hereunder and under any Loan Document or related document, as the case may be.

No Agent or Arranger shall be liable for any indirect, special, punitive or consequential damages (including, without limitation, lost profits) whatsoever, even if it has been informed of the likelihood thereof and regardless of the form of action.

No Agent shall be liable for any failure, inability or unwillingness on the part of any Lender or Loan Party to provide accurate and complete information on a timely basis to such Agent or otherwise on the part of any such party to comply with the terms of this Agreement or any other Loan Document, and shall not be liable for any inaccuracy or error in the performance or observance on such Agent’s part of any of its duties hereunder that caused by or results from any such inaccurate, incomplete or untimely information received by it, or other failure on the part of any such other party to comply with the terms hereof.

Section 8.04. Reliance by Agents.

(a) Each Agent shall be entitled to conclusively rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution, or Electronic Signature transmitted by telecopy, emailed, .pdf or any other electronic means) or conversation believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper person, not only as to the due execution, validity and effectiveness, but also as to the truth and accuracy of any information contained therein, and shall not incur any liability for relying thereon. Each Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper person and shall not incur any liability for relying thereon. All telephonic notices to and other telephonic communications with either Agent may be recorded by such Agent, and each of the parties hereto hereby consents to such recording.

(b) In determining compliance with any condition hereunder to any Credit Event that by its terms must be fulfilled to the satisfaction of a Lender, each Agent may presume that such condition is satisfactory to such Lender unless such Agent shall have received notice to the contrary from such Lender prior to such Credit Event.

(c) Each Agent may consult with legal counsel (including counsel to the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

(d) Each Agent may deem and treat the Lender specified in the Register with respect to any amount owing hereunder as the owner thereof for all purposes unless a written notice of assignment, negotiation or transfer thereof shall have been filed with such Agent in accordance with Section 9.04.

(e) Subject to any provisions that expressly require an Agent to act at the direction of the Borrower, each Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such direction of the Required Lenders (or, if so specified by this Agreement, all or other Lenders) as it deems appropriate and it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense that may be incurred by it by reason of taking or continuing to take any such action. Each Agent shall in all cases be fully protected in acting, or refraining from acting, under this Agreement and the other Loan Documents in accordance with a request or direction of the Required Lenders (or, if specified by this Agreement, all or other Lenders), and such request or direction and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders and all future holders of the Loans.

(f) The exercise of any remedies under this Agreement or any other Loan Document or any suit, action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder by the Administrative Agent or Collateral Agent, as applicable, shall be subject to receiving written direction from the Required Lenders (or such other number or percentage of Lenders as shall be expressly required under this Agreement or any Loan Document).

(g) With respect to any document that requires a signature by the Collateral Agent to perfect a Lien on the Collateral, the Collateral Agent shall sign such document at the request of the Borrower and may rely on a certificate from a Responsible Officer of the Borrower certifying that such action is not prohibited by this Agreement or any Loan Document in connection therewith. If the perfection of a Lien on the Collateral hereunder requires the Collateral Agent to sign any document in connection therewith and the Collateral Agent refuses to provide such signature, notwithstanding anything to the contrary in any this Agreement or any other Loan Document, the Borrower shall not have breached, or be in default under, any this Agreement or any other Loan Document so long as the Borrower has used commercially reasonable efforts to perfect the Lien on such Collateral.

Section 8.05. Notice of Default. Neither Agent shall be deemed to have knowledge or notice of the occurrence of any Default or Event of Default unless a Responsible Officer of such Agent has received written notice from a Lender or the Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a “Notice of Default.” In the event that the Administrative Agent receives such a notice, the Administrative Agent shall give notice thereof to the Lenders. The Administrative Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required Lenders (or, if so specified by this Agreement, all or other Lenders); provided, that unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default in its sole discretion. No Agent shall be deemed to have knowledge of any Cured or Waived Default unless and until written notice describing such Cured or Waived Default is given to such Agent. No Agent shall have any obligation to ascertain or confirm whether any Lender (or any group of Lenders) is entitled under any Loan Document to direct any Agent to take or not take any of the actions on any date in respect of a Default or Event of Default, and shall be fully protected in relying and acting upon such direction without making any such investigation or inquiry.

Section 8.06. Non-Reliance on Agents, the Arrangers and the Other Lenders. Each Lender expressly acknowledges that no Agent, Arranger nor any of their respective Related Parties and the Loan Parties’ financial or other professional advisors have made any representations or warranties to it and that no act by any Agent or Arranger hereafter taken, including any review of the affairs of a Loan Party or any affiliate of a Loan Party, shall be deemed to constitute any representation or warranty by any Agent or Arranger to any Lender. Each Lender represents to the Agents that it has, independently and without reliance upon any Agent, any Arranger or any other Lender or any of their respective Related Parties or any of the Loan Parties’ financial or other professional advisors, and based on such documents and information as it has deemed appropriate, made its own appraisal of, and investigation into, the business, operations, property, financial and other condition and creditworthiness of the Loan Parties and their affiliates and made its own decision to make its Loans hereunder and enter into this Agreement. Each Lender also represents that it will, independently and without reliance upon any Agent, any Arranger or any other Lender or any of their respective Related Parties, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Loan Parties and their affiliates. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Administrative Agent hereunder, no Agent or any Arranger shall have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, property, condition (financial or otherwise), prospects or creditworthiness of any Loan Party or any affiliate of a Loan Party that may come into the possession of any Agent, any Arranger or any of their Related Parties. Each Lender represents and warrants, as of the date each such Lender becomes a Lender, that (a) the Loan Documents set forth the terms of a commercial lending facility and (b) it is engaged in making, acquiring or holding commercial loans in the ordinary course and is entering into this Agreement as a Lender for the purpose of making, acquiring or holding commercial loans and providing other facilities set forth herein as may be applicable to such Lender, and not for the purpose of purchasing, acquiring or holding any other type of financial instrument, and each Lender agrees not to assert a claim in contravention of the foregoing. Each Lender represents and warrants that it is sophisticated with respect to decisions to make, acquire and/or hold commercial loans and to provide other facilities set forth herein, as may be applicable to such Lender, and either it, or the person exercising discretion in making its decision to make, acquire and/or hold such commercial loans or to provide such other facilities, is experienced in making, acquiring or holding such commercial loans or providing such other facilities.

Section 8.07. Indemnification. The Lenders agree to indemnify each Agent, in each case in its capacity as such (to the extent not reimbursed by the Borrower and without limiting the obligation of the Borrower to do so), in the amount of its pro rata share (based on its aggregate outstanding Term Loans) (determined at the time such indemnity is sought or, if the respective Obligations have been repaid in full, as determined immediately prior to such repayment in full), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever that may at any time (whether before or after the payment of the Loans) be imposed on, incurred by or asserted against such Agent in any way relating to or arising out of the Commitments, this Agreement, any of the other Loan Documents, the performance by the parties thereto of any of their respective obligations thereunder, or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by such Agent under or in connection with any of the foregoing (including any action taken at the direction of the Borrower in accordance with this Agreement) or any claim, litigation, investigation or proceeding relating to any of the foregoing; provided, that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements that are found by a final and non-appealable decision of a court of competent jurisdiction to have resulted from such Agent’s gross negligence or willful misconduct. The failure of any Lender to reimburse any Agent promptly upon demand for such Lender’s ratable share of any amount required to be paid by the Lenders to such Agent as provided herein shall not relieve any other Lender of its obligation hereunder to reimburse such Agent for such other Lender’s ratable share of such amount, but no Lender shall be responsible for the failure of any other Lender to reimburse such Agent for such other Lender’s ratable share of such amount. To the extent that the Borrower for any reason fails to indefeasibly pay any amount required under Section 9.05 to be paid by it to any Agent (or any sub-agent thereof) or any Related Party thereof, each Lender severally agrees to pay to such Agent (or any such sub-agent) or such Related Party, as the case may be, such Lender’s pro rata share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) based on each Lender’s share of the aggregate principal amount of Term Loans in effect at such time (or, if the respective Obligations have been repaid in full, as determined immediately prior to such repayment in full) of such unpaid amount (including any such unpaid amount in respect of a claim asserted by such Lender), provided, further that, the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against such Agent (or any such sub-agent) or against any Related Party thereof acting for such Agent (or any such sub-agent) in connection with such capacity.

The agreements in this Section 8.07 shall survive the payment of the Loans and all other amounts payable hereunder, the termination of this Agreement and the resignation or removal of any Agent.

Section 8.08. Agent in Its Individual Capacity. Each Agent and its affiliates may make loans to, accept deposits from, and generally engage in any kind of business with any Loan Party as though such Agent were not an Agent. With respect to its Loans made or renewed by it, each Agent shall have the same rights and powers under this Agreement and the other Loan Documents as any Lender and may exercise the same as though it were not an Agent, and the terms “Lender” and “Lenders” shall include each Agent in its individual capacity.

Section 8.09. Successor Administrative Agent. Either Agent may resign as Administrative Agent or Collateral Agent, as applicable, under this Agreement and the other Loan Documents upon 30 days’ notice to the Lenders and the Borrower. Upon any such resignation, the Required Lenders shall have the right, subject to the reasonable consent of the Borrower (so long as no Event of Default shall have occurred and be continuing), to appoint a successor which shall be either (a) a third-party entity in the business of providing the services of such Agent or (b) a bank with an office in the United States, or an Affiliate of any such bank with an office in the United States, whereupon such successor agent shall succeed to the rights, powers and duties of such Agent, and the term “Administrative Agent” or “Collateral Agent” as the circumstances require shall mean such successor agent effective upon such appointment and approval, and the former Agent’s rights, powers and duties as Administrative Agent or Collateral Agent, as applicable, shall be terminated (other than any rights to indemnity payments or other amounts owned to any Agent as of the effectiveness of such Agent’s resignation), without any other or further act or deed on the part of such former Agent or any of the parties to this Agreement or any holders of the Loans. If no successor agent has accepted appointment as Administrative Agent or Collateral Agent, as applicable, by the date that is 30 days following a retiring of such Agent’s notice of resignation, the retiring Agent’s resignation shall nevertheless thereupon become effective, and the Lenders shall assume and perform all of the duties of the Administrative Agent or Collateral Agent, as applicable, hereunder until such time, if any, as the Required Lenders appoint a successor agent as provided for above. After any retiring Agent’s resignation as Administrative Agent or Collateral Agent, as applicable, the provisions of this Article VIII and Section 9.05 shall inure to its benefit as to any actions taken or omitted to be taken by it, its Subagents and their respective Related Parties (i) while it was Administrative Agent or Collateral Agent, as applicable, under this Agreement and the other Loan Documents and (ii) after such resignation for as long as any of them continues to act in any capacity hereunder or under the other Loan Documents, including in respect of any actions taken in connection with transferring the applicable agency to any successor Agent.

Any corporation or association into which an Agent may be converted or merged, or with which it may be consolidated, or to which it may sell or transfer all of substantially all of its corporate trust business and assets as a whole or substantially as a whole, or any corporation or association resulting from any such conversation, sale merger, consolidation or transfer to which such Agent is a party, will become the successor Administrative Agent or Collateral Agent, as applicable, under this Agreement and will have and accede to the rights, powers, duties, immunities and privileges as its predecessor, without the execution or filing of any instrument or paper or the performance of any further act.

Section 8.10. Arrangers. Notwithstanding any other provision of this Agreement or any provision of any other Loan Document, each of the persons named on the cover page hereof as Joint Lead Arranger and Bookrunner is named as such for recognition purposes only, and in its capacity as such shall have no rights, duties, responsibilities or liabilities with respect to this Agreement or any other Loan Document, except that each such person and its Affiliates shall be entitled to the rights expressly stated to be applicable to them in Sections 9.05 and 9.17 (subject to the applicable obligations and limitations as set forth therein).

Section 8.11. Security Documents and Collateral Agent.

(a) The Lenders and the other Secured Parties authorize each Agent to release any Collateral or Guarantors in accordance with Section 9.18 or if approved, authorized or ratified in accordance with Section 9.08.

(b) The Lenders and the other Secured Parties hereby irrevocably authorize and instruct the Administrative Agent and the Collateral Agent to, without any further consent of any Lender or any other Secured Party, and, upon the request of the Borrower, the Administrative Agent and/or the Collateral Agent shall, enter into (or acknowledge and consent to) or amend, renew, extend, supplement, restate, replace, waive or otherwise modify the First Lien/First Lien Intercreditor Agreement or any Permitted Junior Intercreditor Agreement with the collateral agent or other representative of holders of Indebtedness secured (and permitted to be secured) by a Lien on assets constituting a portion of the Collateral under any of Section 6.02(z), (gg), (kk) or (nn) (and solely in accordance with the relevant requirements thereof and not in lieu of the requirements thereof) (any of the foregoing, an “Intercreditor Agreement”).

The Lenders and the other Secured Parties irrevocably agree that (x) the Administrative Agent and the Collateral Agent may rely exclusively on a certificate of a Responsible Officer of the Borrower as to whether any such other Liens are permitted hereunder and as to the respective assets constituting Collateral that secure (and are permitted to secure) such Indebtedness hereunder (provided that the delivery of any such certificate shall not be a condition to the effectiveness of any Intercreditor Agreement) and (y) any Intercreditor Agreement entered into by the Administrative Agent and/or the Collateral Agent shall be binding on the Secured Parties, and each Lender and each other Secured Party hereby agrees that it will take no actions contrary to the provisions of, if entered into and if applicable, any Intercreditor Agreement. Each Lender and other Secured Party hereby agrees that (A) it will be bound by and will take no actions contrary to the provisions of any such intercreditor agreement or other agreements or documents, (B) agrees that the Liens on the Collateral securing the Obligations shall be subject in all respects to the provisions thereof and (C) agrees that the Administrative Agent and the Collateral Agent are authorized to take or refrain from taking any actions in accordance with the terms of an Intercreditor Agreement. The foregoing provisions are intended as an inducement to any provider of Indebtedness not prohibited by Section 6.01 hereof to extend credit to the Loan Parties and such persons are intended third-party beneficiaries of such provisions. In addition, the protections and indemnities afforded the Administrative Agent and the Collateral Agent hereunder (including those under Articles VIII and IX) shall apply to any such Intercreditor Agreement as if such Intercreditor Agreement were a Loan Document.

(c) Furthermore, the Lenders and the other Secured Parties hereby authorize the Administrative Agent and the Collateral Agent to (x) release any Lien securing the Obligations on any property granted to or held by the Administrative Agent or the Collateral Agent under any Loan Document (i) to the holder of any Lien on such property that is permitted by Section 6.02(c), (i) or (v), in each case to the extent the contract or agreement pursuant to which such Lien is granted prohibits any other Liens on such property or (ii) that is or becomes Excluded Property and (y) release any Guarantee securing the Obligations (including the Parent Guarantee) to the extent set forth in Section 9.18 hereof; and the Administrative Agent and the Collateral Agent shall do so upon request of the Borrower. Notwithstanding anything contained in this Agreement or any other Loan Document to the contrary (but without impacting the automatic nature of any release), in no event shall any Agent be required to authorize or execute and deliver any instrument or document evidencing any release unless the Borrower shall have provided such Agent with a Collateral Matters Certificate. Each Agent may conclusively rely, without independent investigation, on such certificate and shall incur no liability for acting in reliance thereon.

Section 8.12. Right to Realize on Collateral, Enforce Guarantees, and Credit Bidding.

(a) In case of the pendency of any proceeding under any Debtor Relief Laws or other judicial proceeding relative to any Loan Party, (i) the Administrative Agent (irrespective of whether the principal of any Obligation shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Borrower) shall be entitled and empowered, by intervention in such proceeding or otherwise (A) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of any or all of the Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders and the Administrative Agent and any Subagents allowed in such judicial proceeding and (B) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same, and (ii) any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender to make such payments to the Administrative Agent and, if the Administrative Agent shall consent to the making of such payments directly to the Lenders to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent under the Loan Documents. Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lender or to authorize the Administrative Agent to vote in respect of the claim of any Lender in any such proceeding.

(b) Anything contained in any of the Loan Documents to the contrary notwithstanding, the Borrower, the Administrative Agent, the Collateral Agent and each Secured Party hereby agree that (i) no Secured Party shall have any right individually to realize upon any of the Collateral or to enforce any Guarantee set forth in any Loan Document, it being understood and agreed that all powers, rights and remedies hereunder may be exercised solely by the Agents, on behalf of the Secured Parties in accordance with the terms hereof and all powers, rights and remedies under the Security Documents may be exercised solely by the Collateral Agent; provided that, notwithstanding the foregoing, the Lenders may exercise the set-off rights contained in Section 9.06 in the manner set forth therein and (ii) in the event of a foreclosure by the Collateral Agent on any of the Collateral pursuant to a public or private sale or other disposition, the Collateral Agent or any Lender may be the purchaser or licensor of any or all of such Collateral at any such sale or other disposition and the Collateral Agent, as agent for and representative of the Secured Parties (but not any Lender or Lenders in its or their respective individual capacities unless the Required Lenders shall otherwise agree in writing) shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such public sale, to use and apply any of the Obligations (other than Obligations owing to the Agents) as a credit on account of the purchase price for any collateral payable by the Collateral Agent at such sale or other Disposition.

(c) The Secured Parties hereby irrevocably authorize each Agent (either directly or through one or more acquisition vehicles), at the direction of the Required Lenders, to credit bid all or any portion of the Obligations (other than amounts owing to the Agents) (including accepting some or all of the Collateral in satisfaction of some or all of the Obligations pursuant to a deed in lieu of foreclosure or otherwise) and in such manner purchase (either directly or through one or more acquisition vehicles) all or any portion of the Collateral (i) at any sale thereof conducted under the provisions of the Bankruptcy Code, including under Sections 363, 1123 or 1129 of the Bankruptcy Code, or any similar laws in any other jurisdictions to which a Loan Party is subject or (ii) at any other sale or foreclosure or acceptance of Collateral in lieu of debt conducted by (or with the consent or at the direction of) the Collateral Agent (whether by judicial action or otherwise) in accordance with any applicable law. In connection with any such credit bid and purchase, the Obligations owed to the Secured Parties shall be entitled to be, and shall be, credit bid on a ratable basis (with Obligations with respect to contingent or unliquidated claims receiving contingent interests in the acquired assets on a ratable basis that would vest upon the liquidation of such claims in an amount proportional to the liquidated portion of the contingent claim amount used in allocating the contingent interests) in the asset or assets so purchased (or in the Equity Interests or debt instruments of the acquisition vehicle or vehicles that are used to consummate such purchase). In connection with any such bid (A) the Collateral Agent and the Administrative Agent shall be authorized (x) to form one or more acquisition vehicles to make a bid, (y) to adopt documents providing for the governance of the acquisition vehicle or vehicles (provided that any actions by the applicable Agent with respect to such acquisition vehicle or vehicles, including any disposition of the assets or Equity Interests thereof shall be governed, directly or indirectly, by the vote of the Required Lenders, irrespective of the termination of this Agreement and without giving effect to the limitations on actions by the Required Lenders contained in clauses (i) through (vii) of Section 9.08(b) of this Agreement) and (z) the Collateral Agent shall be authorized to assign the relevant Obligations to any such acquisition vehicle pro rata by the Lenders, as a result of which each of the Lenders shall be deemed to have received a pro rata portion of any Equity Interests and/or debt instruments issued by such an acquisition vehicle on account of the assignment of the Obligations to be credit bid, all without the need for any Secured Party or acquisition vehicle to take any further action and (B) to the extent that Obligations that are assigned to an acquisition vehicle are not used to acquire Collateral for any reason (as a result of another bid being higher or better, because the amount of Obligations assigned to the acquisition vehicle exceeds the amount of debt credit bid by the acquisition vehicle or otherwise), such Obligations shall automatically be reassigned to the Lenders pro rata and the Equity Interests and/or debt instruments issued by any acquisition vehicle on account of the Obligations that had been assigned to the acquisition vehicle shall automatically be cancelled, without the need for any Secured Party or any acquisition vehicle to take any further action.

Section 8.13. Withholding Tax. To the extent required by any applicable Requirement of Law, the Administrative Agent may withhold from any payment to any Lender an amount equivalent to any applicable withholding Tax. If the Internal Revenue Service or any authority of the United States or other jurisdiction asserts a claim that the Administrative Agent did not properly withhold Tax from amounts paid to or for the account of any Lender for any reason (including because the appropriate form was not delivered, was not properly executed, or because such Lender failed to notify the Administrative Agent of a change in circumstances that rendered the exemption from, or reduction of, withholding Tax ineffective), such Lender shall indemnify the Administrative Agent (to the extent that the Administrative Agent has not already been reimbursed by any applicable Loan Party and without limiting the obligation of any applicable Loan Party to do so) fully for all amounts paid, directly or indirectly, by the Administrative Agent as Tax or otherwise, including penalties, fines, additions to Tax and interest, together with all reasonable out of pocket expenses. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under this Agreement or any other Loan Document or from any other source against any amount due to the Administrative Agent under this Section 8.13.

Section 8.14. Secured Cash Management Agreements and Secured Hedge Agreements and Arrangers. No Cash Management Bank, Arranger or Hedge Bank that obtains the benefits of Section 7.03, any Guarantee or any Collateral by virtue of the provisions hereof or of the Guarantee Agreement or any Security Document shall have any right to notice of any action or to consent to, direct or object to any action hereunder or under any other Loan Document or otherwise in respect of the Collateral (including the release or impairment of any Collateral or any action taken in connection with any default, Event of Default or enforcement of remedies) other than in its capacity as a Lender and, in such case, only to the extent expressly provided in the Loan Documents. Each counterparty to a Hedging Agreement or Cash Management Agreement agrees that it shall not provide, nor shall it be entitled to provide, any direction or instruction to any Agent, and neither Agent shall be responsible or liable for failing to comply with any such direction or instruction. Notwithstanding any other provision of this Article VIII to the contrary, neither Agent shall be required to verify the payment of, or that other satisfactory arrangements have been made with respect to, Obligations arising under Secured Cash Management Agreements and Secured Hedge Agreements and the Administrative Agent or the Collateral Agent may conclusively rely upon any written notice of such Obligations from the applicable Cash Management Bank, Arranger or Hedge Bank, as the case may be. For the avoidance of doubt and notwithstanding anything contained herein to the contrary, in the event that any Secured Cash Management Agreement or Secured Hedge Agreement has been terminated or all amounts owing to any Arranger have been paid in full, such Cash Management Bank, Hedge Bank or Arranger shall provide written notice to the

Administrative Agent and the Borrower thereof and thereafter such Cash Management Bank, Hedge Bank or Arranger shall have no rights under this Agreement and the Loan Documents, and in no event shall the Agents be responsible or liable to such counterparty for any act or omission or potential liabilities occurring during any such time.

Notwithstanding anything herein to the contrary, by its acceptance of the benefits hereunder, each Cash Management Bank, Arranger and Hedge Bank agrees that (i) the rights, protections, immunities and indemnities afforded to the Agents in this Article VIII with respect to the Lenders shall also be applicable to each Cash Management Bank, Arranger or Hedge Bank as if such person were specifically set forth in this Article VIII, (ii) the Administrative Agent and the Collateral Agent shall be entitled to conclusively presume that no Cash Management Bank or Hedge Bank exists unless and until it receives written notice from such Cash Management Bank or Hedge Bank of its existence, and (iii) it shall provide each Agent with a completed administrative questionnaire and applicable tax forms upon request from either Agent.

Each applicable Cash Management Bank, Arranger or Hedge Bank, by its acceptance of the benefits hereunder, is deemed to appoint each of the Administrative Agent and the Collateral Agent, as applicable, as its agent, and each of the Administrative Agent and the Collateral Agent, as applicable, hereby agrees to act as Administrative Agent or Collateral Agent for such person; it being understood and agreed that the rights and benefits of each such person under this Agreement and the Loan Documents consist exclusively of such person’s being a beneficiary of the liens and security interests (and, if applicable, guarantees) granted to the applicable Agent and the right to share in payments and collections out of the Collateral as more fully set forth herein. In connection with any action taken by either Agent, including, without limitation, with respect to any distribution of payments and collections, such Agent shall be entitled to assume (and shall have no liability for so assuming) no amounts are owing to any such person (and no Obligations are held by any such person) unless such person has provided written notification to each Agent of the amount that is owing to it (on which each Agent may conclusively rely) and such notification is received by each Agent within a reasonable period of time prior to the making of such distribution, which in any event shall be at least five (5) Business Days prior to such distribution.

Section 8.15. Certain ERISA Matters.

(a) Each Lender (x) represents and warrants, as of the date such person became a Lender party hereto, to, and (y) covenants, from the date such person became a Lender party hereto to the date such person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that at least one of the following is and will be true:

(i) such Lender is not using “plan assets” (within the meaning of Section 3(42) of ERISA or otherwise) of one or more Benefit Plans with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments or this Agreement,

(ii) the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement,

(iii) (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement, or

(iv) such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender.

(b) In addition, unless either (i) subclause (i) in the immediately preceding clause (a) is true with respect to a Lender or (ii) a Lender has provided another representation, warranty and covenant in accordance with subclause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such person became a Lender party hereto, to, and (y) covenants, from the date such person became a Lender party hereto to the date such person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that the Administrative Agent is not a fiduciary with respect to the assets of such Lender involved in such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Loan Document or any documents related hereto or thereto).

Section 8.16. Recovery of Erroneous Payments. Without limitation of any other provision in this Agreement, if at any time the Administrative Agent makes a payment hereunder in error to any Lender, whether or not in respect of an Obligation due and owing by the Borrower at such time, where such payment is a Rescindable Amount, then in any such event, each Lender receiving a Rescindable Amount severally agrees to repay to the Administrative Agent forthwith on demand the Rescindable Amount received by such Lender in immediately available funds in the currency so received, with interest thereon, for each day from and including the date such Rescindable Amount is received by it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation. Each Lender irrevocably waives any and all defenses, including any “discharge for value” (under which a creditor might otherwise claim a right to retain funds mistakenly paid by a third party in respect of a debt owed by another) or similar defense to its obligation to return any Rescindable Amount. The Administrative Agent shall inform each Lender promptly upon determining that any payment made to such Lender comprised, in whole or in part, a Rescindable Amount.

Section 8.17. Arrangers. No Arranger in its capacity as such, shall have any obligations under this Agreement or any other Loan Document, but shall be entitled to all benefits of this Article VIII and Article IX to the extent set forth herein.

ARTICLE IX

MISCELLANEOUS

Section 9.01. Notices; Communications.

(a) Except in the case of notices and other communications expressly permitted to be given by telephone (and except as provided in Section 9.01(b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopier or other electronic means as follows, and all notices and other communications expressly permitted hereunder to be given by telephone shall be made to the applicable telephone number, as follows:

(i) if to any Loan Party, the Collateral Agent or the Administrative Agent, to the address, telecopier number, electronic mail address or telephone number specified for such person on Schedule 9.01; and

(ii) if to any other Lender, to the address, telecopier number, electronic mail address or telephone number specified in its Administrative Questionnaire.

(b) Notices and other communications to the Lenders hereunder may be delivered or furnished by electronic communication (including e-mail and Internet or intranet websites) pursuant to procedures approved by the Administrative Agent; provided, that the foregoing shall not apply to notices to any Lender pursuant to Article II if such Lender has notified the Administrative Agent that it is incapable of receiving notices under such Article by electronic communication. The Administrative Agent or the Borrower may, in their discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by them, provided, that approval of such procedures may be limited to particular notices or communications.

(c) Notices sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received. Notices sent by telecopier shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next Business Day for the recipient).

Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement) and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor; provided that, for both clauses (i) and (ii), if such notice, email or other communication is not sent during the normal business hours of the recipient, such notice, email or communication shall be deemed to have been sent at the opening of business on the next business day for the recipient.

(d) Any party hereto may change its address or telecopy number for notices and other communications hereunder by notice to the other parties hereto. Each Lender may change its address, e-mail address or telephone number for notices and other communications hereunder by notice to the Borrower and each Agent. In addition, each Lender agrees to notify the Administrative Agent and the Collateral Agent from time to time to ensure that the Agents have on record (i) an effective address, contact name, telephone number and e-mail address to which notices and other communications may be sent and (ii) accurate wire instructions for such Lender.

(e) Documents required to be delivered pursuant to Section 5.04 (to the extent any such documents are included in materials otherwise filed with the SEC) may be delivered electronically (including as set forth in Section 9.17) and if so delivered, shall be deemed to have been delivered on the date (i) on which the Borrower posts such documents, or provides a link thereto on the Borrower’s website on the Internet at the website address listed on Schedule 9.01 or (ii) on which such documents are posted on the Borrower’s behalf on an Internet or intranet website, if any, to which each Lender and the Administrative Agent have access (whether a commercial, third-party website or whether sponsored by the Administrative Agent); provided that (A) the Borrower shall deliver paper copies of such documents to the Administrative Agent or any Lender that requests the Borrower to deliver such paper copies until a written request to cease delivering paper copies is given by the Administrative Agent or such Lender and (B) the Borrower shall notify the Administrative Agent (by telecopier or electronic mail) of the posting of any such documents and provide to the Administrative Agent by electronic mail electronic versions (i.e., soft copies) of such documents. Except for such certificates required by Section 5.04(c), the Administrative Agent shall have no obligation to request the delivery or to maintain copies of the documents referred to above, and in any event shall have no responsibility to monitor compliance by the Borrower with any such request for delivery, and each Lender shall be solely responsible for requesting delivery to it or maintaining its copies of such documents.

Section 9.02. Survival of Agreement. All covenants, agreements, representations and warranties made by the Loan Parties herein, in the other Loan Documents and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the other parties hereto and shall survive the making by the Lenders of the Loans and the execution and delivery of the Loan Documents, regardless of any investigation made by such persons or on their behalf, and shall continue in full force and effect until the Termination Date. Without prejudice to the survival of any other agreements contained herein, the provisions of Sections 2.15, 2.16, 2.17, 9.05, 9.22 and 9.26 and Article VIII shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, the occurrence of the Termination Date or the termination of this Agreement or any other Loan Document or any provision hereof or thereof.

Section 9.03. Binding Effect. This Agreement shall become effective when it shall have been executed by the Borrower, the Collateral Agent and the Administrative Agent and when the Administrative Agent shall have received copies hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the Borrower, the Collateral Agent, the Administrative Agent and each Lender and their respective permitted successors and assigns.

Section 9.04. Successors and Assigns.

(a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that (i) the Borrower may not assign or otherwise transfer any of its respective rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by the Borrower without such consent shall be null and void) and (ii) no Lender may assign or otherwise transfer its rights or obligations hereunder except in accordance with this Section 9.04. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants (to the extent provided in clause (d) of this Section 9.04), and, to the extent expressly contemplated hereby, the Related Parties of each of the Agents, the Lenders and the Indemnified Parties) any legal or equitable right, remedy or claim under or by reason of this Agreement or the other Loan Documents.

(b) (i) Subject to the conditions set forth in subclause (ii) below, any Lender may assign to one or more assignees (each, an “Assignee”) all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitments and the Loans at the time owing to it) with the prior written consent of:

(A) the Borrower (such consent not to be unreasonably withheld, delayed or conditioned), which consent, with respect to the assignment of a Term Loan, will be deemed to have been given if the Borrower has not responded within five Business Days after the delivery of any request for such consent; provided that no consent of the Borrower shall be required (x) for an assignment of a Term Loan to a Lender, an Affiliate of a Lender, or an Approved Fund (as defined below) or (y) if an Event of Default under Section 7.01(b), (c), (h) or (i) has occurred and is continuing, for an assignment to any person; and

(B) the Administrative Agent (such consent not to be unreasonably withheld or delayed); provided, that no consent of the Administrative Agent shall be required for an assignment of all or any portion of a Term Loan to (x) a Lender, an Affiliate of a Lender, or an Approved Fund, or (y) the Borrower or an Affiliate of the Borrower.

(ii) Assignments (other than pursuant to Section 2.25 or clause (c) below) shall be subject to the following additional conditions:

(A) except in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund or an assignment of the entire remaining amount of the assigning Lender’s Commitments or Loans under any Facility, the amount of the applicable Commitments or Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Administrative Agent) shall not be less than $1,000,000 or an integral multiple of $1,000,000 in excess thereof, unless each of the Borrower and the Administrative Agent otherwise consent; provided, that no such consent of the Borrower shall be required if an Event of Default under Section 7.01(b), (c), (h) or (i) has occurred and is continuing; provided, further, that such amounts shall be aggregated in respect of each Lender and its Affiliates or Approved Funds (with simultaneous assignments to or by two or more Related Funds being treated as one assignment), if any;

(B) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement; provided, that this clause (B) shall not be construed to prohibit the assignment of a proportionate part of all the assigning Lender’s rights and obligations in respect of one Class of Commitments or Loans;

(C) the parties to each assignment shall (1) execute and deliver to the Administrative Agent an Assignment and Acceptance and any form required to be delivered pursuant to Section 2.17 via an electronic settlement system administratively feasible to Administrative Agent or (2) if previously agreed with the Administrative Agent, manually execute and deliver to the Administrative Agent an Assignment and Acceptance, in each case together with a processing and recordation fee of $3,500 (which fee may be waived or reduced in the sole discretion of the Administrative Agent); provided, that contemporaneous assignments by or to any Assignee, its Affiliates and its Approved Funds to one or more of such Assignee’s Affiliates or Approved Funds that close together shall be deemed to be one assignment for purposes of this clause (C);

(D) the Assignee, if it shall not be a Lender, shall deliver to the Administrative Agent its applicable tax forms, an Administrative Questionnaire in which the assignee designates one or more credit contacts to whom all syndicate-level information (which may contain material non-public information about the Borrower and its Affiliates and their Related Parties or their respective securities) will be made available and who may receive such information in accordance with the assignee’s compliance procedures and applicable laws, including Federal and state securities laws; and

(E) the Assignee shall not be (1) the Borrower or any of the Borrower’s Affiliates or any Subsidiary except with respect to assignments to the Borrower in accordance with Section 2.25 or clause (c) below, (2) any Disqualified Lender subject to Section 9.04(j), (3) a natural person or (4) a Defaulting Lender.

For the purposes of this Section 9.04, “Approved Fund” shall mean any person (other than a natural person) that is engaged in making, purchasing, holding or investing in bank loans and similar extensions of credit in the ordinary course and that is administered, advised or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers, advises or manages a Lender.

Any assigning Lender shall, in connection with any potential assignment, provide to the Borrower a copy of its request (including the name of the prospective assignee) concurrently with its delivery of the same request to the Administrative Agent irrespective of whether or not a Default or an Event of Default has occurred and is continuing.

(iii) Subject to acceptance and recording thereof pursuant to subclause (v) below, from and after the effective date specified in each Assignment and Acceptance the Assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.15, 2.16, 2.17 and 9.05 (subject to the limitations and requirements of those Sections, including, without limitation, the requirements of Sections 2.17(d) and 2.17(f))). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this Section 9.04 shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with clause (c) of this Section 9.04 (except to the extent such participation is not permitted by such clause (c) of this Section 9.04, in which case such assignment or transfer shall be null and void).

(iv) The Administrative Agent, acting solely for this purpose as a non-fiduciary agent of the Borrower, shall maintain at one of its offices a copy of each Assignment and Acceptance delivered to it (or the equivalent thereof in electronic form) and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal and interest amounts of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive absent manifest error, and the Borrower, the Collateral Agent, the Administrative Agent and the Lenders shall treat each person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower, the Collateral Agent and any Lender (with respect to any entry relating to such Lender’s Loans and Commitments), at any reasonable time and from time to time upon reasonable prior notice.

(v) Upon its receipt of a duly completed Assignment and Acceptance executed by an assigning Lender and an Assignee, the Assignee’s completed Administrative Questionnaire (unless the Assignee shall already be a Lender hereunder), the processing and recordation fee referred to in clause (b)(ii)(C) of this Section 9.04, if applicable, and any written consent to such assignment required by clause (b) of this Section 9.04, the Administrative Agent shall accept such Assignment and Acceptance and promptly record the information contained therein in the Register; provided, that if either the assigning Lender or the assignee shall have failed to make any payment required to be made by it pursuant to Section 2.18(d) or 8.07, the Administrative Agent shall have no obligation to accept such Assignment and Acceptance and record the information therein in the Register unless and until such payment shall have been made in full, together with all accrued interest thereon. No assignment, whether or not evidenced by a promissory note, shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this subclause (v).

(c) Notwithstanding anything to the contrary herein, including Sections 2.18 and 8.04, so long as no Event of Default under Section 7.01(b), (c), (h) or (i) has occurred and is continuing, any Lender may assign all or any portion of its Term Loans hereunder to Holdings, the Borrower or any of the Subsidiaries on a non-pro rata basis, whether pursuant to an open market purchase, Dutch auction, exchange or otherwise; provided that no purchase of any Term Loans shall be made from the proceeds of any revolving loans (including any Incremental Revolving Loans). Any such Term Loans shall be automatically and permanently cancelled immediately upon acquisition thereof by Holdings, the Borrower or any of the Subsidiaries.

In connection with any assignment pursuant to this Section 9.04(c), each Lender acknowledges and agrees that, in connection therewith:

(i) Holdings and/or any of its Subsidiaries may have, and later may come into possession of, information regarding either Holdings, any of its Subsidiaries and/or any of their respective Affiliates not known to such Lender and that may be material to a decision by such Lender to participate in such assignment (including material non-public information) (“Excluded Information”),

(ii) such Lender, independently and, without reliance on Holdings, any of its Subsidiaries, any Agent or any of their respective Affiliates, has made its own analysis and determination to participate in such assignment notwithstanding such Lender’s lack of knowledge of the Excluded Information, and

(iii) none of Holdings, any of its Subsidiaries, any Agent or any of their respective Affiliates shall have any liability to such Lender, and such Lender hereby waives and releases, to the extent permitted by law, any claims such Lender may have against Holdings, any of its Subsidiaries, any Agent or any of their respective Affiliates, under applicable laws or otherwise, with respect to the nondisclosure of the Excluded Information.

(d) Participations.

(i) Any Lender may, without the consent of the Borrower or the Administrative Agent, sell participations in Loans and Commitments to one or more banks or other entities other than any person that, at the time of such participation, is (A) a natural person, (B) Holdings, the Borrower or any of the Subsidiaries or any of their respective Affiliates or (C) a Disqualified Lender subject to Section 9.04(j) (a “Participant”) in all or a portion of such Lender’s rights and obligations under this Agreement (including all or a portion of its Commitments and the Loans owing to it);

provided, that (1) such Lender’s obligations under this Agreement shall remain unchanged, (2) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (3) the Borrower, the Administrative Agent, the Collateral Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. Any agreement pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and the other Loan Documents and to approve any amendment, modification or waiver of any provision of this Agreement and the other Loan Documents;

provided, further, that (x) such agreement may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver that both (1) requires the consent of each Lender directly affected thereby pursuant to the first proviso to Section 9.08(b) and (2) directly affects such Participant (but, for the avoidance of doubt, not any waiver of any Default or Event of Default) and (y) no other agreement with respect to amendment, modification or waiver may exist between such Lender and such Participant. Subject to clause (d)(iii) of this Section 9.04, the Borrower agrees that each Participant shall be entitled to the benefits of Sections 2.15, 2.16 and 2.17 (subject to the limitations and requirements of those Sections and Section 2.19, including, without limitation, the requirements of Sections 2.17(d) and 2.17(f) (it being understood that the documentation required under Section 2.17(d) and 2.17(f) shall be delivered solely to the participating Lender)) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to clause (b) of this Section 9.04.

To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 9.06 as though it were a Lender; provided, that such Participant shall be subject to Section 2.18(c) as though it were a Lender.

(ii) Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts and interest amounts of each Participant’s interest in the Loans or other obligations under the Loan Documents (the “Participant Register”). The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. Without limitation of the requirements of this Section 9.04(d), no Lender shall have any obligation to disclose all or any portion of a Participant Register to any person (including the identity of any Participant or any information relating to a Participant’s interest in any Commitments, Loans or other Loan Obligations under any Loan Document), except to the extent that such disclosure is necessary to establish that such Commitment, Loan or other Loan Obligation is in registered form under Section 5f.103-1(c) or Proposed Section 1.163-5(b) (or, in each case, any amended or successor sections) of the United States Treasury Regulations. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register.

(iii) A Participant shall not be entitled to receive any greater payment under Section 2.15, 2.16 or 2.17 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower’s prior written consent (not to be unreasonably withheld or delayed), which consent shall state that it is being given pursuant to this Section 9.04(d)(iii); provided, that each potential Participant shall provide such information as is reasonably requested by the Borrower in order for the Borrower to determine whether to provide its consent.

(e) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank and in the case of any Lender that is an Approved Fund, any pledge or assignment to any holders of obligations owed, or securities issued, by such Lender, including to any trustee for, or any other representative of, such holders, and this Section 9.04 shall not apply to any such pledge or assignment of a security interest; provided, that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or Assignee for such Lender as a party hereto.

(f) The Borrower, upon receipt of written notice from the relevant Lender, agrees to issue promissory notes to any Lender requiring promissory notes to facilitate transactions of the type described in Section 9.04(e).

(g) Upon the terms and subject to the conditions set forth in this Agreement, and in reliance upon the representations, warranties and covenants of the Loan Parties contained herein and the other Loan Documents, effective as of the Closing Date, each person that becomes a Lender after the Closing Date (each, a “Subject Lender”), on behalf of itself and its predecessors, successors, assigns, agents, subsidiaries (except in the case of any Lender that is a bona fide commercial bank), Affiliates (except in the case of any Lender that is a bona fide commercial bank) and representatives, hereby irrevocably and forever waives, on the terms and conditions set forth herein, any actual, if any, and alleged defaults, Defaults or Events of Default (each as defined in the applicable Existing Debt Document), or any other claims of breach under any Existing Debt Document that have arisen under the Existing Debt Documents prior to the Closing Date and that can be waived as of the Closing Date, together with any and all related consequences thereof, including without limitation any actual or purported acceleration of any Existing Debt (the “Waiver”). Other than as specifically set forth herein, the Waiver shall not constitute a modification or alteration of the terms, conditions or covenants of this Agreement or the Existing Debt Documents. Notwithstanding the foregoing, (i) the Waiver of each Subject Lender that is a bona fide commercial bank is only applicable with respect to such Subject Lender in its capacity as a lender or holder under the Existing Debt Documents to which it is a party (and not in any other capacity and not in respect of any Existing Debt Document to which it is not a party), (ii) for the avoidance of doubt, no Subject Lender that is a bona fide commercial bank is agreeing to the Waiver with respect to any Existing Debt that such Subject Lender holds or acquires solely in its capacity as a Qualified Marketmaker (as defined in the Transaction Support Agreement), and (iii) with respect to any such Subject Lender that is a bona fide commercial bank, any Affiliates or related parties of such Subject Lender (including any separate branch of a Subject Lender) shall not be deemed to be a Subject Lender themselves, unless such Affiliate or related party has itself signed this Agreement. For the avoidance of doubt, any Affiliates or related parties of any such Subject Lender shall not, as a result of being Affiliates or related parties, be deemed to be Subject Lenders themselves.

(h) Each purchase or assignment of Term Loans pursuant to Section 2.25 or clause (c) of this Section 9.04 shall, for purposes of this Agreement, be deemed to be an automatic and immediate cancellation and extinguishment of such Term Loans and the Borrower shall, upon consummation of any such purchase, notify the Administrative Agent that the Register should be updated to record such event as if it were a prepayment of such Loans.

(i) In connection with any assignment of rights and obligations of any Defaulting Lender hereunder, no such assignment shall be effective unless and until, in addition to the other conditions thereto set forth herein, the parties to the assignment shall make such additional payments to the Administrative Agent in an aggregate amount sufficient, upon distribution thereof as appropriate (which may be outright payment, purchases by the assignee of participations or subparticipations, or other compensating actions, including funding, with the consent of the Borrower and the Administrative Agent, the applicable pro rata share of Loans previously requested but not funded by the Defaulting Lender, to each of which the applicable assignee and assignor hereby irrevocably consent) to pay and satisfy in full all payment liabilities then owed by such Defaulting Lender to the Administrative Agent and any other Lender hereunder (and interest accrued thereon); provided, that notwithstanding the foregoing, in the event that any assignment of rights and obligations of any Defaulting Lender hereunder shall become effective under applicable law without compliance with the provisions of this paragraph, then the assignee of such interest shall be deemed to be a Defaulting Lender for all purposes of this Agreement until such compliance occurs.

(j) The Administrative Agent shall have the right, and the Borrower hereby expressly authorizes the Administrative Agent, to provide the list of Disqualified Lenders provided by the Borrower and any updates thereto from time to time to each Lender requesting the same. The Administrative Agent shall not be responsible or have any liability for, or have any duty to ascertain, inquire into, monitor or enforce, compliance with the provisions hereof relating to Disqualified Lenders; provided, that without limiting the generality of the foregoing clause, the Administrative Agent shall not (x) be obligated to ascertain, monitor or inquire as to whether any Lender or Participant or prospective Lender or Participant is a Disqualified Lender or (y) have any liability with respect to or arising out of any assignment or participation of Loans, or disclosure of confidential information, to any Disqualified Lender. With respect to any Lender or Participant that becomes a Disqualified Lender after the applicable assignment or participation, (1) such Assignee shall not retroactively be disqualified from becoming a Lender or Participant and (2) the execution by the Borrower of an Assignment and Acceptance with respect to such assignee will not by itself result in such Assignee no longer being considered a Disqualified Lender. Any assignment in violation of this clause (j) shall not be void, but the Borrower shall have the right to (A) [reserved], (B) in the case of outstanding Term Loans held by Disqualified Lenders, prepay such Term Loan by paying the lesser of (x) the principal amount thereof and (y) the amount that such Disqualified Lender paid to acquire such Term Loans, in each case plus accrued interest, accrued fees, and all other amounts (other than principal amounts) payable to it hereunder and under the other Loan Documents and/or (C) require such Disqualified Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in this Section 9.04), all of its interest, rights and obligations under this Agreement and related Loan Documents to an Assignee in accordance with this Section 9.04 that shall assume such obligations at the lesser of (x) the principal amount thereof and (y) the amount that such Disqualified Lender paid to acquire such interests, rights and obligations, in each case plus accrued interest, accrued fees and all other amounts (other than principal amounts) payable to it hereunder and the other Loan Documents; provided that (1) the Borrower shall have paid to the Administrative Agent the assignment fee (if any) specified in Section 9.04(b)(ii)(C) and (2) such assignment does not conflict with applicable laws.

Section 9.05. Expenses; Indemnity.

(a) The Borrower hereby agrees to pay

(i) all reasonable and documented out-of-pocket expenses (including, subject to Section 9.05(c), Other Taxes) incurred by the Administrative Agent or the Collateral Agent and their respective Affiliates in connection with the preparation and administration of this Agreement and the other Loan Documents, or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), including the reasonable and documented fees, charges and disbursements of one counsel for each of the Administrative Agent and the Collateral Agent and, if necessary, the reasonable fees, charges and disbursements of one local counsel per jurisdiction for each of the Administrative Agent and the Collateral Agent (or a single local counsel if the Administrative Agent and the Collateral Agent are the same entity),

(ii) all reasonable and documented fees and disbursements of Cravath, Swaine & Moore LLP as primary counsel to the Amendment No. 1 Arrangers in connection with Amendment No. 1 and the transactions contemplated thereby, subject to and in accordance with the fee and/or engagement letters entered into with the Borrower,

(iii) all reasonable and documented fees and disbursements of Cravath, Swaine & Moore LLP as primary counsel to the Amendment No. 2 Arrangers in connection with Amendment No. 2 and the transactions contemplated thereby, subject to and in accordance with the fee and/or engagement letters entered into with the Borrower,

(iv) all reasonable and documented fees and disbursements of Cravath, Swaine & Moore LLP as primary counsel to the Amendment No. 3 Arrangers in connection with Amendment No. 3 and the transactions contemplated thereby, subject to and in accordance with the fee and/or engagement letters entered into with the Borrower, and

(v) all reasonable and documented out-of-pocket expenses (including Other Taxes) incurred by the Agents or any Lender in connection with the enforcement of their rights in connection with this Agreement and any other Loan Document, in connection with the Loans made hereunder, including all reasonable and documented out-of-pocket expenses incurred or invoiced during any workout, restructuring or negotiations in respect of such Loans, and including the fees, charges and disbursements of (A)(i) a separate single counsel for the Administrative Agent, (ii) a separate, single counsel for the Collateral Agent and (iii) a separate, single counsel for all other Secured Parties, taken as a whole, and, (B) if necessary, (i) a separate, single local counsel in each appropriate jurisdiction for the Administrative Agent, (ii) a separate, single local counsel in each appropriate jurisdiction for the Collateral Agent (provided, that for purposes of clauses (i) and (ii), if the Administrative Agent and the Collateral Agent are the same entity, the Agent shall be entitled to one local counsel) and (iii) a separate, single local counsel in each appropriate jurisdiction for the other Secured Parties, taken as a whole and (C) (if appropriate) (i) a separate, single regulatory counsel for the Administrative Agent and (ii) a separate, single regulatory counsel for the Collateral Agent (provided, that for purposes of clauses (i) and (ii), if the Administrative Agent and the Collateral Agent are the same entity, the Agent shall be entitled to one regulatory counsel) and (iii) a separate, single regulatory counsel for all other Secured Parties, taken as a whole (and, in each case, in the case of an actual or perceived conflict of interest where such person affected by such conflict informs the Borrower of such conflict and thereafter retains its own counsel, of another firm of such for such affected person).

(b) The Borrower agrees to indemnify the Administrative Agent, the Collateral Agent, each Arranger, each Lender, each of their respective Affiliates, successors and assignors, and each of their respective Related Parties (each such person being called an “Indemnitee”) against, and to hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including reasonable counsel fees, charges and disbursements (excluding the allocated costs of in house counsel but including costs and fees of (A)(i) a separate, single counsel for the Administrative Agent, (ii) a separate, single counsel for the Collateral Agent and (iii) a separate, single primary counsel for all other Indemnitees, taken as a whole, and, (B) if necessary, (i) a separate, single local counsel in each appropriate jurisdiction for Administrative Agent, (ii) a separate, single local counsel for the Collateral Agent (provided, that for purposes of clause (i) and (ii), if the Administrative Agent and the Collateral Agent are the same entity, the Agent shall be entitled to one local counsel) and (iii) a separate, single local counsel in each appropriate jurisdiction for the other Indemnitees, taken as a whole and (C) (if appropriate) (i) a separate, single regulatory counsel for the Administrative Agent, (ii) a separate, single regulatory counsel for the Collateral Agent (provided, that for purposes of clause (i) and (ii), if the Administrative Agent and the Collateral Agent are the same entity, the Agent shall be entitled to one regulatory counsel) and (iii) a separate, single regulatory counsel for all other Indemnitees, taken as a whole (and, in each case, in the case of an actual or perceived conflict of interest where the Indemnitee affected by such conflict informs the Borrower of such conflict and thereafter retains its own counsel, of another firm of counsel for such affected Indemnitee)), incurred by or asserted against any Indemnitee arising out of, in any way connected with, or as a result of (i) the execution or delivery of this Agreement or any other Loan Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto and thereto of their respective obligations thereunder or the consummation of the transactions contemplated hereby (including the Indemnitee’s reliance on any Communication executed using an Electronic Signature, or in the form of an Electronic Record, the performance by the parties hereto of their respective obligations hereunder or thereunder, or the consummation of the transactions contemplated hereby or thereby or, in the case of the Administrative Agent (and any Subagent thereof) and its Related Parties only, the administration of this Agreement and the other Loan Documents), (ii) the use of the proceeds of the Loans, (iii) any violation of or liability under Environmental Laws by Holdings, the Borrower or any Subsidiary, (iv) any actual or alleged presence, Release or threatened Release of or exposure to Hazardous Materials at, under, on, from or to any property owned, leased or operated by Holdings, the Borrower or any Subsidiary or (v) any claim, litigation, investigation or proceeding relating to any of the foregoing, whether or not any Indemnitee is a party thereto and regardless of whether such matter is initiated by a third party or by the Borrower or any of their subsidiaries or Affiliates; provided, that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses (x) are determined by a final, non-appealable judgment of a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of such Indemnitee or any of its Related Parties or (y) arose from any claim, actions, suits, inquiries, litigation, investigation or proceeding that does not involve an act or omission of the Borrower or any of its Affiliates and is brought by an Indemnitee against another Indemnitee (other than any claim, actions, suits, inquiries, litigation, investigation or proceeding by or against any Agent or Arranger in its capacity as such). None of the parties hereto (or any of their respective affiliates) shall be responsible or liable to any other party or any of their respective subsidiaries, Affiliates or stockholders or any other person or entity for any special, indirect, consequential or punitive damages, which may be alleged as a result of the Facilities. The provisions of this Section 9.05 shall remain operative and in full force and effect regardless of the expiration of the term of this Agreement, the consummation of the transactions contemplated hereby, the repayment of any of the Obligations, the occurrence of the Termination Date, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document, or any investigation made by or on behalf of the Administrative Agent or any Lender. All amounts due under this Section 9.05 shall be payable within 15 days after written demand therefor accompanied by reasonable documentation with respect to any reimbursement, indemnification or other amount requested.

(c) Except as expressly provided in Section 9.05(a) with respect to Other Taxes, which shall not be duplicative with any amounts paid pursuant to Section 2.17, this Section 9.05 shall not apply to any Taxes (other than Taxes that represent losses, claims, damages, liabilities and related expenses resulting from a non-Tax claim), which shall be governed exclusively by Section 2.17 and, to the extent set forth therein, Section 2.15.

(d) To the fullest extent permitted by applicable law, each of Holdings and the Borrower shall not assert, and hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document or any agreement or instrument contemplated hereby, the transactions contemplated hereby or thereby, any Loan or the use of the proceeds thereof. No Indemnitee shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed by it through telecommunications, electronic or other information transmission systems (including the internet) in connection with this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby.

(e) The agreements in this Section 9.05 shall survive the resignation or removal of the Administrative Agent or the Collateral Agent, the replacement of any Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all the other Obligations, the occurrence of the Termination Date and the termination of this Agreement, any other Loan Document or any provision hereof or thereof.

Section 9.06. Right of Set-off. If an Event of Default shall have occurred and be continuing, each Lender and any of its Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final and in whatever currency denominated) at any time held and other obligations at any time owing by such Lender to or for the credit or the account of Holdings, the Borrower or any Subsidiary against any of and all the obligations of the Borrower, Holdings or such Subsidiary now or hereafter existing under this Agreement or any other Loan Document held by such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement or such other Loan Document and although the Obligations may be unmatured; provided, that any recovery by any Lender or any Affiliate pursuant to its setoff rights under this Section 9.06 is subject to the provisions of Section 2.18(c); provided, further, that in the event that any Defaulting Lender shall exercise any such right of setoff, (x) all amounts so set off shall be paid over immediately to the Administrative Agent for further application in accordance with the provisions of Section 2.24 and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Administrative Agent and the Lenders and (y) the Defaulting Lender shall provide promptly to the Administrative Agent a statement describing in reasonable detail the Obligations owing to such Defaulting Lender as to which it exercised such right of setoff. The rights of each Lender under this Section 9.06 are in addition to other rights and remedies (including other rights of set-off) that such Lender may have. Each Lender agrees to notify the Borrower and the Administrative Agent promptly after any such setoff and application, provided that the failure to give such notice shall not affect the validity of such setoff and application.

Section 9.07. Applicable Law. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSES OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT (EXCEPT AS TO ANY OTHER LOAN DOCUMENT, AS EXPRESSLY SET FORTH THEREIN) SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY PRINCIPLE OF CONFLICTS OF LAW THAT COULD REQUIRE THE APPLICATION OF ANY OTHER LAW.

Section 9.08. Waivers; Amendments.

(a) No failure or delay of the Administrative Agent, the Collateral Agent or any Lender in exercising any right or power hereunder or under any Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent, the Collateral Agent and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or any other Loan Document or consent to any departure by Holdings, the Borrower or any other Loan Party therefrom shall in any event be effective unless the same shall be permitted by clause (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on Holdings, the Borrower or any other Loan Party in any case shall entitle such person to any other or further notice or demand in similar or other circumstances. Without limiting the generality of the foregoing, the making of a Loan shall not be construed as a waiver of any Default or Event of Default, regardless of whether the Administrative Agent, the Collateral Agent or any Lender may have had notice or knowledge of such Default or Event of Default at the time.

(b) Neither this Agreement nor any other Loan Document nor any provision hereof or thereof may be waived, amended or modified except (x) as provided in Section 2.21, 2.22 or 2.23, (y) in the case of this Agreement, pursuant to an agreement or agreements in writing entered into by the Borrower and the Required Lenders and (z) in the case of any other Loan Document, subject to the terms of such Loan Document, pursuant to an agreement or agreements in writing entered into by each Loan Party thereto and the Administrative Agent or the Collateral Agent, as applicable, and consented to by the Required Lenders; provided, that no such agreement shall:

(i) decrease or forgive the principal amount of, or extend the final maturity of, or decrease the rate of interest on, or decrease any amount payable with respect to any Loan, or change the amount of interest or principal payable in cash in respect of, any Loan, without the prior written consent of each Lender directly adversely affected thereby (which, notwithstanding the foregoing, such consent of such Lender directly adversely affected thereby shall be the only consent required hereunder to make such modification); provided, that only the consent of the Required Lenders shall be necessary to reduce or waive any obligation of the Borrower to pay interest or fees at the applicable default rate set forth in Section 2.13(c);

(ii) increase or extend the Commitment of any Lender, or decrease the fees of any Lender without the prior written consent of such Lender (which, notwithstanding the foregoing, with respect to any such extension or decrease, such consent of such Lender shall be the only consent required hereunder to make such modification); provided, that waivers or modifications of conditions precedent, covenants, Defaults or Events of Default or mandatory prepayments shall not constitute an increase or extension of the Commitments of any Lender for purposes of this clause (ii);

(iii) extend or waive any Term Loan Installment Date or reduce the amount due on any Term Loan Installment Date, or extend any date on which payment of interest (other than interest payable at the applicable default rate of interest set forth in Section 2.13(c)) on any Term Loan or any fees is due, without the prior written consent of each Lender directly adversely affected thereby (which, notwithstanding the foregoing, such consent of such Lender directly adversely affected thereby shall be the only consent required hereunder to make such modification);

(iv) subject to the last paragraph of Section 2.21(b), amend the provisions of Section 2.18(c) or Section 7.03 of this Agreement or Section 4.2 of the Collateral Agreement or any other provision hereof in a manner that would by its terms alter the pro rata sharing or the order of applicable payments required thereby without the prior written consent of each Lender directly adversely affected thereby;

(v) subject to the last paragraph of Section 2.21(b), amend or modify the provisions of this Section 9.08 or the definitions of “Required Lenders,” “Majority Lenders” or any other provision hereof specifying the number or percentage of Lenders required to waive, amend or modify any rights hereunder or make any determination or grant any consent hereunder, without the prior written consent of each Lender directly adversely affected thereby;

(vi) except as provided in Section 9.18, release all or substantially all of the Collateral or the Liens thereon or all or substantially all of the Guarantors from their respective Guarantees without the prior written consent of each Lender;

(vii) subject to (x) any more restrictive provision in this Section 9.08(b) and (y) the last paragraph of Section 2.21(b), effect any waiver, amendment or modification that by its terms adversely affects the rights in respect of payments or collateral of Lenders participating in any Facility differently from those of Lenders participating in another Facility, without the prior written consent of the Majority Lenders participating in the adversely affected Facility (it being agreed that the Required Lenders may waive, in whole or in part, any prepayment or Commitment reduction required by Section 2.11 so long as the application of any prepayment or Commitment reduction still required to be made is not changed);

(viii) [reserved];

(ix) amend the provisions of Section 9.04 to reduce the number or percentage of Lenders required to permit the Borrower to assign or otherwise transfer its rights or obligations under this Agreement without the prior written consent of each Lender;

(x) [reserved]; or

(xi) amend the provisions of Section 9.04 in a manner that would further restrict assignments of any Loans under this Agreement without the prior written consent of each Lender directly adversely affected thereby;

provided, further, that (i) no such agreement shall amend, modify or otherwise affect the rights or duties of the Administrative Agent or the Collateral Agent hereunder without the prior written consent of the Administrative Agent or the Collateral Agent affected thereby, as applicable, and (ii) notwithstanding anything to the contrary herein, with respect to any financial covenant included in this Agreement or any other Loan Document solely for the benefit of any Incremental Revolving Facility Lenders, the provisions applicable thereto may be waived, amended or modified solely with the prior written consent of the requisite Incremental Revolving Facility Lenders pursuant to the provisions of the applicable Incremental Assumption Agreement (and, for the avoidance of doubt, shall not require the consent of the Required Lenders or any Term Lenders); provided, further, that nothing in this Section 9.08 shall prevent the Borrower, any Lenders providing an Incremental Revolving Facility and the Administrative Agent from making the amendments contemplated by Section 2.21 to add an Incremental Revolving Facility and such other amendments or modification ancillary thereto or reasonably necessary or appropriate to incorporate an Incremental Revolving Facility. Each Lender shall be bound by any waiver, amendment or modification authorized by this Section 9.08 and any consent by any Lender pursuant to this Section 9.08 shall bind any Assignee of such Lender.

Notwithstanding anything to the contrary herein, no Defaulting Lender and no Disqualified Lender shall have the right to approve or disapprove any amendment, waiver or consent hereunder (and any amendment, waiver or consent which by its terms requires the consent of all Lenders or each affected Lender may be affected with the consent of the applicable Lenders other than Defaulting Lenders and Disqualified Lenders), except that (x) the Commitment of any Defaulting Lender and any Disqualified Lender may not be increased or extended without the consent of such Lender and (y) any waiver, amendment or modification requiring the consent of all Lenders or each affected Lender that by its terms affects any Defaulting Lender or any Disqualified Lender disproportionately adversely relative to other affected Lenders shall require the consent of each such Defaulting Lender or each such Disqualified Lender, as applicable.

(c) Without the consent of any Lender, the Loan Parties, the Administrative Agent and the Collateral Agent shall (to the extent required or contemplated by any Loan Document) enter into any amendment, modification, supplement or waiver of any Loan Document, or enter into any new agreement or instrument, to effect the granting, perfection, protection, expansion or enhancement of any security interest in any Collateral or additional property to become Collateral for the benefit of the Secured Parties, to include holders of Other First Liens or (to the extent necessary or advisable under applicable local law) Junior Liens in the benefit of the Security Documents in connection with the incurrence of any Other First Lien Debt or Indebtedness permitted to be secured by Junior Liens (including, in each case, Incremental Revolving Facility Loans and/or Incremental Equivalent Debt in a manner consistent with Section 2.21 and/or 6.01(v)) and to give effect to any Intercreditor Agreement associated therewith, or as required by local law to give effect to, or protect, any security interest for the benefit of the Secured Parties in any property or so that the security interests therein comply with applicable law or this Agreement or in each case to otherwise enhance the rights or benefits of any Lender under any Loan Document.

(d) Notwithstanding the foregoing, this Agreement may be amended (or amended and restated) with the prior written consent of the Required Lenders, the Administrative Agent and the Loan Parties (i) to permit additional extensions of credit to be outstanding hereunder from time to time and the accrued interest and fees and other obligations in respect thereof to share ratably in the benefits of this Agreement and the other Loan Documents with the Term Loans and the accrued interest and fees and other obligations in respect thereof and (ii) to include appropriately the holders of such extensions of credit in any determination of the requisite lenders required hereunder, including Required Lenders and Majority Lenders. In addition, notwithstanding the foregoing, this Agreement may be amended (or amended and restated) with the written consent of the Borrower and the Administrative Agent (but without the consent of any Lender) to include any additional financial covenant (or any financial covenant that is already included in this Agreement but with covenant levels and component definitions that are more restrictive to the Borrower) for the benefit of any applicable Incremental Revolving Facility Lenders (and not for the benefit of any Term Lenders); provided, however, that if this Agreement is amended (or amended and restated) to include any such additional financial covenant (or any financial covenant that is already included in this Agreement but with covenant levels and component definitions that are more restrictive to the Borrower) for the benefit of any Term Lenders, such financial covenant must apply to all Facilities then existing hereunder.

(e) Notwithstanding the foregoing, technical and conforming modifications to the Loan Documents may be made with the consent of the Borrower and the Administrative Agent (but without the consent of any Lender) to the extent necessary (i) to integrate any Other Term Loan Commitments and Other Term Loans in a manner consistent with Sections 2.21, 2.22 and 2.23 as may be necessary to establish such Other Term Loan Commitments or Other Term Loans as a separate Class or tranche from the existing Term Facility Commitments or Term Loans, as applicable, and, in the case of Extended Term Loans, to reduce the amortization schedule of the related existing Class of Term Loans proportionately, (ii) to integrate any Other First Lien Debt or (iii) to cure any ambiguity, omission, error, defect or inconsistency (and any such amendment pursuant to this clause (e)(iii) shall be deemed effective as of the Amendment No. 3 Effective Date or such other date as agreed by the Borrower and the Administrative Agent).

(f) Each of the parties hereto hereby agrees that the Administrative Agent may (but shall not be obligated to) take any and all action as may be necessary to ensure that all Term Loans established pursuant to Section 2.21 after the Closing Date that will be included in an existing Class of Term Loans outstanding on such date (a “Term Loan Applicable Date”), when originally made, are included in each Borrowing of outstanding Term Loans of such Class (the “Existing Term Class Loans”), on a pro rata basis, and/or to ensure that, immediately after giving effect to such new Term Loans (the “New Term Class Loans” and, together with the Existing Term Class Loans, the “Term Class Loans”), each Lender holding Term Class Loans will be deemed to hold its Term Pro Rata Share of each Term Class Loan on the Term Loan Applicable Date (but without changing the amount of any such Lender’s Term Loans), and each such Lender shall be deemed to have effectuated such assignments as shall be required to ensure the foregoing. The “Term Pro Rata Share” of any Lender on the Term Loan Applicable Date is the ratio of (i) the sum of such Lender’s Existing Term Class Loans immediately prior to the Term Loan Applicable Date plus the amount of New Term Class Loans made by such Lender on the Term Loan Applicable Date over (ii) the aggregate principal amount of all Term Class Loans on the Term Loan Applicable Date.

(g) Each of the parties hereto hereby agrees that the Administrative Agent may (but shall not be obligated to) take any and all action as may be necessary to ensure that all Incremental Revolving Loans established pursuant to Section 2.21 after the Amendment No. 3 Effective Date that will be included in an existing Class of Incremental Revolving Loans outstanding on such date (a “Incremental Revolver Applicable Date”), when originally made, are included in each Borrowing of outstanding Incremental Revolving Loans of such Class (the “Existing Incremental Revolving Class Loans”), on a pro rata basis, and/or to ensure that, immediately after giving effect to such new Incremental Revolving Loans (the “New Incremental Revolving Class Loans” and, together with the Existing Incremental Revolving Class Loans, the “Incremental Revolving Class Loans”), each Lender holding Incremental Revolving Class Loans will be deemed to hold its Incremental Revolving Pro Rata Share of each Incremental Revolving Class Loan on the Incremental Revolver Applicable Date (but without changing the amount of any such Lender’s Incremental Revolving Loans), and each such Lender shall be deemed to have effectuated such assignments as shall be required to ensure the foregoing. The “Incremental Revolving Pro Rata Share” of any Lender on the Applicable Date is the ratio of (i) the sum of such Lender’s Existing Incremental Revolving Class Loans immediately prior to the Incremental Revolver Applicable Date plus the amount of New Incremental Revolving Class Loans made by such Lender on the Incremental Revolver Applicable Date over (ii) the aggregate principal amount of all Incremental Revolving Class Loans on the Incremental Revolver Applicable Date.

Section 9.09. Interest Rate Limitation. Notwithstanding anything herein to the contrary, if at any time the applicable interest rate, together with all fees and charges that are treated as interest under applicable law (collectively, the “Charges”), as provided for herein or in any other document executed in connection herewith, or otherwise contracted for, charged, received, taken or reserved by any Lender, shall exceed the maximum lawful rate (the “Maximum Rate”) that may be contracted for, charged, taken, received or reserved by such Lender in accordance with applicable law, the rate of interest payable hereunder, together with all Charges payable to such Lender, shall be limited to the Maximum Rate; provided that such excess amount shall be paid to such Lender on subsequent payment dates to the extent not exceeding the legal limitation. In determining whether the interest contracted for, charged, or received by the Administrative Agent or a Lender exceeds the Maximum Rate, such person may, to the extent permitted by applicable law, (a) characterize any payment that is not principal as an expense, fee, or premium rather than interest, (b) exclude voluntary prepayments and the effects thereof and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the contemplated term of the Obligations hereunder.

Section 9.10. Entire Agreement. This Agreement, the other Loan Documents and the agreements regarding certain fees referred to herein constitute the entire contract between the parties relative to the subject matter hereof. Any previous agreement among or representations from the parties or their Affiliates with respect to the subject matter hereof is superseded by this Agreement and the other Loan Documents. Notwithstanding the foregoing, each Fee Letter shall survive the execution and delivery of this Agreement and remain in full force and effect. Nothing in this Agreement or in the other Loan Documents, expressed or implied, is intended to confer upon any party other than the parties hereto and thereto (and the Indemnitees, the Indemnified Parties, the Cash Management Banks under any Secured Cash Management Agreement and the Hedge Banks under any Secured Hedge Agreement and, to the extent expressly set forth herein, Related Parties of the parties hereto and the Indemnitees) rights, remedies, obligations or liabilities under or by reason of this Agreement or the other Loan Documents.

Section 9.11. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 9.11.

Section 9.12. Severability. To the extent permitted by applicable law, any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. In the event any one or more of the provisions contained in this Agreement or in any other Loan Document (or purported waiver, amendment, or modification) including pursuant to this Agreement, should be held invalid, illegal, unenforceable or to be unauthorized under the terms of Section 9.08, then:

(x) (i) such provisions, waivers, amendments or modifications (or purported waivers, amendments or modifications) shall be construed or deemed modified so as to be valid, legal, enforceable and authorized under the terms of Section 9.08, as applicable, with an economic effect as close as possible to that of the invalid, illegal, unenforceable or unauthorized provisions, waivers, amendments or modifications, as applicable, and (ii) once construed or modified by clause (i), such provisions, waivers, amendments or modifications (or attempted waivers, amendments, or modifications) shall be deemed to have been operative ab initio,

(y) any such provision, waiver, amendment or modification (or purported waiver, amendment or modification) not capable of being modified or construed in accordance with the foregoing clause (x) shall automatically be considered without effect, and such provision, waiver, amendment or modification shall for all purposes be deemed to have never been implemented or occurred, as applicable, and

(z) after giving effect to each of the foregoing clauses (x) and (y), the validity, legality and enforceability of the remaining provisions or waivers, amendments or modifications, as applicable, contained herein and therein shall not in any way be affected or impaired thereby.

Section 9.13. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which, when taken together, shall constitute but one contract, and shall become effective as provided in Section 9.03. Delivery of an executed counterpart to this Agreement by facsimile transmission or other electronic transmission shall be as effective as delivery of a manually signed original.

Section 9.14. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

Section 9.15. Jurisdiction; Consent to Service of Process.

(a) The Borrower and each other Loan Party irrevocably and unconditionally agrees that it will not commence any action, litigation or proceeding of any kind or description, whether in law or equity, whether in contract or in tort or otherwise, against the Administrative Agent, the Collateral Agent, any Lender, any Arranger or any Affiliate of the foregoing in any way relating to this Agreement or any other Loan Document or the transactions relating hereto or thereto, in any forum other than the courts of the State of New York sitting in New York County, Borough of Manhattan, and of the United States District Court of the Southern District of New York, sitting in New York County, Borough of Manhattan, and any appellate court from any thereof, and each of the parties hereto irrevocably and unconditionally submits to the jurisdiction of such courts and agrees that all claims in respect of any such action, litigation or proceeding may be heard and determined in such New York State court or, to the fullest extent permitted by applicable law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action, litigation or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or in any other Loan Document shall affect any right that the Administrative Agent, the Collateral Agent or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against Holdings, the Borrower or any other Loan Party or its properties in the courts of any jurisdiction.

(b) Each of the parties hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the other Loan Documents in any court referred to in Section 9.15(a). Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 9.01. Nothing in this Agreement will affect the right of any party to this Agreement or any other Loan Document to serve process in any other manner permitted by law.

Section 9.16. Confidentiality. Each of the Lenders and each of the Agents agrees that it shall maintain in confidence any information relating to Holdings and any of its Subsidiaries or their respective businesses furnished to it by or on behalf of Holdings or any of its Subsidiaries (other than information that (x) has become generally available to the public other than as a result of a disclosure by such party in breach of this Section 9.16, (y) has been independently developed by such Lender or such Agent without violating this Section 9.16 or (z) was available to such Lender or such Agent from a third party having, to such person’s knowledge, no obligations of confidentiality to the Borrower or any other Loan Party) and shall not reveal the same other than to its Related Parties and any numbering, administration or settlement service providers or to any person that approves or administers the Loans on behalf of such Lender (so long as each such person shall have been instructed to keep the same confidential in accordance with this Section 9.16), except:

(a) to the extent necessary to comply with applicable Requirements of Law or any legal process or the requirements of any Governmental Authority purporting to have jurisdiction over such person or its Related Parties, the National Association of Insurance Commissioners or of any securities exchange on which securities of the disclosing party or any Affiliate of the disclosing party are listed or traded;

(b) as part of reporting or review procedures to, or examinations by, Governmental Authorities, rating agencies or self-regulatory authorities, including the National Association of Insurance Commissioners or the Financial Industry Regulatory Authority, Inc.;

(c) to its parent companies, Affiliates and their Related Parties including auditors, accountants, legal counsel and other advisors (so long as each such person shall have been instructed to keep the same confidential in accordance with this Section 9.16);

(d) in connection with the exercise of any remedies under this Agreement or any other Loan Document or any suit, action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder;

(e) to any pledgee under Section 9.04(e) or any other prospective assignee of, or prospective Participant in, any of its rights under this Agreement (so long as such person shall have been instructed to keep the same confidential in accordance with this Section 9.16);

(f) to any direct or indirect contractual counterparty (or its Related Parties) in Hedging Agreements or such contractual counterparty’s professional advisor (so long as such contractual counterparty or professional advisor to such contractual counterparty agrees to be bound by the provisions of this Section 9.16);

(g) on a confidential basis to (i) any rating agency in connection with rating the Holdings, the Borrower or the Subsidiaries or the facilities evidenced by this Agreement, (ii) any market data collectors and similar service providers to the lending industry (provided that such information is limited solely to information regarding the closing date, size, type, purpose of and parties to the Facilities), (iii) any actual or potential insurer or re-insurer that has agreed in writing to maintain the confidentiality of such information on terms no less restrictive than this Section 9.16 or (iv) the CUSIP Service Bureau or any similar agency in connection with the issuance and monitoring of CUSIP numbers with respect to the facilities evidenced by this Agreement;

(h) with the prior written consent of the Borrower; and

(i) to any other party to this Agreement.

For the avoidance of doubt, nothing herein prohibits any individual from communicating or disclosing information regarding suspected violations of laws, rules, or regulations to a governmental, regulatory, or self-regulatory authority without any notification to any person.

Section 9.17. Platform; Borrower Materials. THE PLATFORM IS PROVIDED “AS IS” AND “AS AVAILABLE.” THE ADMINISTRATIVE AGENT AND ITS RELATED PARTIES AND THE ARRANGERS DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE BORROWER MATERIALS OR THE ADEQUACY OF THE PLATFORM, AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS IN OR OMISSIONS FROM THE BORROWER MATERIALS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD-PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY THE ADMINISTRATIVE AGENT OR ANY OF ITS RELATED PARTIES AND THE ARRANGERS IN CONNECTION WITH THE BORROWER MATERIALS OR THE PLATFORM. In no event shall the Administrative Agent or any of its Related Parties (collectively, the “Agent Parties”) have any liability to the Borrower, any Lender or any other person for losses, claims, damages, liabilities or expenses of any kind (whether in tort, contract or otherwise) arising out of the Borrower’s, any Loan Party’s or the Administrative Agent’s transmission of Borrower Materials or notices through the Platform, any other electronic platform or electronic messaging service, or through the Internet.

Section 9.18. Release of Liens and Guarantees.

(a) The Lenders and the other Secured Parties hereby irrevocably agree that the Liens granted to the Collateral Agent by the Loan Parties on any Collateral shall:

(i) be automatically released (and following such automatic release the Administrative Agent or Collateral Agent shall execute any appropriate release documentation (prepared by the Loan Parties and without representation, warranty or recourse) to document or evidence such release at the Borrower’s reasonable request and sole expense):

(A) in full upon the occurrence of the Termination Date as set forth in Section 9.18(f) below;

(B) upon the Disposition (other than any lease or license) of such Collateral by any Loan Party to a person that is not (and is not required to become) a Loan Party in a transaction permitted by this Agreement,

(C) to the extent that such Collateral comprises property leased to a Loan Party, upon termination or expiration of such lease,

(D) if the release of such Lien is approved, authorized or ratified in writing by the Required Lenders (or such other percentage of the Lenders whose consent may be required in accordance with Section 9.08),

(E) to the extent that the property constituting such Collateral is owned by any Guarantor, upon the release of such Guarantor from its obligations under the Guarantee in accordance with the Guarantee Agreement or clause (b) below,

(F) as required by the Collateral Agent to effect any Disposition of Collateral in connection with any exercise of remedies of the Collateral Agent pursuant to the Security Documents, or

(G) pursuant to the terms of any applicable Intercreditor Agreement, and

(ii) be released (which release shall be automatic to the extent permitted by Section 9.18(a)(i)) in the circumstances, and subject to the terms and conditions, provided in Section 8.11.

Any such release shall not in any manner discharge, affect, or impair the Obligations or any Liens (other than those being released) upon (or obligations (other than those being released) of the Loan Parties in respect of) all interests retained by the Loan Parties, including the proceeds of any Disposition, all of which shall continue to constitute part of the Collateral except to the extent otherwise released in accordance with the provisions of the Loan Documents and the Collateral Agent shall have received notice of any such release hereunder.

(b) In addition, the Lenders and the other Secured Parties hereby irrevocably agree that a Guarantor shall be automatically released from its respective Guarantee (and following such automatic release the Administrative Agent or Collateral Agent shall execute any appropriate documentation (prepared by the Loan Parties and without representation, warranty or recourse) to document or evidence such release at the Borrower’s reasonable request and sole expense):

(i) upon consummation of any transaction permitted hereunder if (x) resulting in such Guarantor ceasing to constitute a Subsidiary (including because such Subsidiary is designated an “Unrestricted Subsidiary”) or (y) in the case of any Guarantor that would not be required to be a Guarantor because it is, or has become, an Excluded Subsidiary as a result of a transaction following which it has become (or remains) a Subsidiary or a Guarantor, in each case following a written request by the Borrower to the Administrative Agent requesting that such person no longer constitute a Guarantor and certifying its entitlement to the requested release (and the Administrative Agent may rely conclusively on a certificate to the foregoing effect without further inquiry); provided that any such release pursuant to preceding clause (y) shall only be effective if:

(A) no Event of Default under Section 7.01(b), (c), (h) or (i) has occurred and is continuing or would result therefrom,

(B) at the time of such release (and after giving effect thereto), all outstanding Indebtedness of, and Investments in, such Subsidiary would then be permitted to be made in accordance with the relevant provisions of Sections 6.01 and 6.04 (for this purpose, with the Borrower being required to reclassify any such items made in reliance upon the respective Subsidiary being a Guarantor on another basis as would be permitted by such applicable Section) (and all items described above in this clause (B) shall thereafter be deemed recharacterized as provided above in this clause (B)),

(C) such Subsidiary shall not be (or shall be simultaneously released as) a guarantor (if applicable) with respect to the any First Lien Notes, Other First Lien Debt, Incremental Equivalent Debt, Permitted Consolidated Cash Flow Debt, Existing Unsecured Notes, Subordinated Indebtedness, any other Indebtedness secured by a Junior Lien or any Permitted Refinancing Indebtedness (and successive Permitted Refinancing Indebtedness) with respect to the foregoing; and

(D) the transaction resulting in such release is a legitimate business transaction and not for a “liability management transaction” as reasonably determined by the Borrower; or

(ii) if the release of such Guarantor is approved, authorized or ratified by the Required Lenders (or such other percentage of Lenders whose consent is required in accordance with Section 9.08).

(c) In addition, the Lenders and the other Secured Parties hereby irrevocably agree that the Parent Guarantor shall be automatically released from the Parent Guarantee Agreement immediately upon receipt by the Administrative Agent of written notice from the Parent Guarantor (and following such automatic release the Administrative Agent or Collateral Agent shall execute any appropriate documentation (prepared by the Loan Parties and without representation, warranty or recourse) to document or evidence such release at the Borrower’s or the Parent Guarantor’s written request and sole expense), which notice shall be given in the sole discretion of the Parent Guarantor and may be given at any time for any reason.

(d) The Lenders and the other Secured Parties hereby authorize the Administrative Agent and the Collateral Agent, as applicable, to, and such Agent shall execute and deliver any instruments, documents, and agreements (prepared by the Loan Parties and without representation, warranty or recourse) necessary or desirable to evidence and confirm the release of any Guarantor or Collateral pursuant to the foregoing provisions of this Section 9.18, including without limitation the filing of any Uniform Commercial Code or equivalent lien release filings in respect thereof, all without the further consent or joinder of any Lender or any other Secured Party. Upon the effectiveness of any such release, any representation, warranty or covenant contained in any Loan Document relating to any such Collateral or Guarantor shall no longer be deemed to be made.

(e) In connection with any release hereunder or under any Loan Document, the Administrative Agent and the Collateral Agent shall promptly (and the Secured Parties hereby authorize the Administrative Agent and the Collateral Agent to) take such action and execute any such documents (prepared by the Loan Parties and without representation, warranty or recourse) as may be reasonably requested by the Borrower and at the Borrower’s expense in connection with the release of any Liens created by any Loan Document in respect of such Guarantor, property or asset and the release of any Guarantor or the Parent Guarantor from its guarantee; provided, that notwithstanding anything contained in this Agreement or any other Loan Document to the contrary (but without effecting the automatic nature of any release or subordination pursuant to this Section 9.18) in no event shall any Agent be required to execute and deliver any instrument or document evidencing any release unless the Borrower shall have provided such Agent with a certificate of a Responsible Officer of the Borrower certifying that any such transaction has been consummated in compliance with this Agreement and the other Loan Documents and that the execution and delivery of such release is authorized and permitted by this Agreement and the other Loan Documents (or with respect to the release of the Parent Guarantee that the Borrower or the Parent Guarantor has provided written notice of termination thereof) (a “Collateral Matters Certificate”). Any execution and delivery of documents pursuant to this Section 9.18(e) shall be without recourse to or warranty by the Administrative Agent or Collateral Agent.

(f) Notwithstanding anything to the contrary contained herein or any other Loan Document, on the Termination Date, upon request of the Borrower, the Administrative Agent and/or the Collateral Agent, as applicable, shall (without notice to, or vote or consent of, any Secured Party) take such actions as shall be reasonably requested by the Borrower and is required to release its security interest in all Collateral, and to release all obligations under any Loan Document, whether or not on the date of such release there may be any (i) obligations in respect of any Secured Cash Management Agreements or Secured Hedge Agreements and (ii) contingent indemnification obligations or expense reimbursement claims not then due; provided, that the applicable Agent shall have received a certificate of a Responsible Officer of the Borrower certifying that such release has been consummated in compliance with this Agreement and the other Loan Documents and that such release is authorized or permitted by this Agreement and the other Loan Documents (but without effecting the automatic nature of any release or subordination pursuant to this Section 9.18). Any such release of obligations shall be deemed subject to the provision that such obligations shall be reinstated if after such release any portion of any payment in respect of the obligations guaranteed thereby shall be rescinded, avoided or must otherwise be restored or returned upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or any Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrower or any Guarantor or any substantial part of its property, or otherwise, all as though such payment had not been made. The Borrower agrees to pay all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent or the Collateral Agent (and their respective representatives) in connection with taking such actions to release security interests in all Collateral and all obligations under the Loan Documents as contemplated by this Section 9.18(f).

(g) Obligations of the Borrower or any of the Subsidiaries under any Secured Cash Management Agreement or Secured Hedge Agreement (after giving effect to all netting arrangements relating to such Secured Hedge Agreements) shall be secured and guaranteed pursuant to the Security Documents only to the extent that, and for so long as, the other Obligations are so secured and guaranteed. No person shall have any voting rights under any Loan Document solely as a result of the existence of obligations owed to it under any such Secured Cash Management Agreement or Secured Hedge Agreement. For the avoidance of doubt, no release of Collateral or Guarantors affected in the manner permitted by this Agreement shall require the consent of any holder of obligations under any Secured Cash Management Agreement or Secured Hedge Agreement.

(h) Upon reasonable request of the Borrower, the Collateral Agent shall return possessory Collateral held by it that is released from the security interests created by the Security Documents pursuant to this Section 9.18. In the event that the Collateral Agent loses or misplaces any possessory collateral delivered to the Collateral Agent by any Loan Party, upon reasonable request of the Borrower the Collateral Agent shall provide a loss affidavit to the Borrower, in the form customarily provided by the Collateral Agent in such circumstances.

Section 9.19. USA PATRIOT Act Notice; Beneficial Ownership Regulation Notice. Each Lender that is subject to the USA PATRIOT Act and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies each Loan Party that pursuant to the requirements of the USA PATRIOT Act, it is required to obtain, verify and record information that identifies such Loan Party, which information includes the name and address of such Loan Party and other information that will allow such Lender or the Administrative Agent, as applicable, to identify each Loan Party in accordance with the USA PATRIOT Act. Each Loan Party shall use commercially reasonable efforts to, promptly following a request by the Administrative Agent or any Lender, provide all documentation and other information that the Administrative Agent or such Lender requests in order to comply with its ongoing obligations under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act and the Beneficial Ownership Regulation.

Section 9.20. Agency of the Borrower for the Loan Parties. Each of the other Loan Parties hereby appoints the Borrower as its agent for all purposes relevant to this Agreement and the other Loan Documents, including the giving and receipt of notices and the execution and delivery of all documents, instruments and certificates contemplated herein and therein and all modifications hereto and thereto.

Section 9.21. No Advisory or Fiduciary Responsibility. In connection with all aspects of each transaction contemplated hereby (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document), the Borrower acknowledges and agrees that:

(a) (i) the arranging and other services regarding this Agreement provided by each Agent, the Arrangers and the Lenders are arm’s-length commercial transactions between the Borrower and its Affiliates, on the one hand, and each Agent, each Arranger and the Lenders, on the other hand, (ii) the Borrower has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate, and (iii) the Borrower is capable of evaluating, and understands and accepts, the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents;

(b) (i) each Agent, each Arranger and the Lenders is and has been acting solely as a principal and, except as expressly agreed in writing by the relevant parties, has not been, is not, and will not be acting as an advisor, agent or fiduciary for the Borrower, any of its Affiliates or any other person and (ii) neither the Administrative Agent, the Collateral Agent, any Arranger nor any Lender has any obligation to the Borrower or any of its Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents; and

(c) each Agent, each Arranger, the Lenders, and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Borrower and its Affiliates, and neither the Administrative Agent, the Collateral Agent, any Arranger nor any Lender has any obligation to disclose any of such interests to the Borrower or its Affiliates.

To the fullest extent permitted by law, the Borrower hereby waives and releases any claims that it may have against the Agents, the Arrangers and the Lenders with respect to any breach or alleged breach of agency or fiduciary duty in connection with any aspect of any transaction contemplated hereby.

Section 9.22. Payments Set Aside. To the extent that any payment by or on behalf of the Borrower is made to the Administrative Agent or any Lender, or the Administrative Agent or any Lender exercises its right of setoff, and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the Administrative Agent or such Lender in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Law or otherwise, then (a) to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such setoff had not occurred and (b) each Lender severally agrees to pay to the Administrative Agent upon demand its applicable share (without duplication) of any amount so recovered from or repaid by the Administrative Agent, plus interest thereon from the date of such demand to the date such payment is made at a rate per annum equal to the Federal Funds Rate from time to time in effect. The obligations of the Lenders under clause (b) of the preceding sentence shall survive the payment in full of the Obligations and the termination of this Agreement.

Section 9.23. Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Lender that is an Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a) the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any Lender that is an Affected Financial Institution; and

(b) the effects of any Bail-In Action on any such liability, including, if applicable:

(i) a reduction in full or in part or cancellation of any such liability;

(ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii) the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of the applicable Resolution Authority.

Section 9.24. Electronic Execution of Assignments and Certain Other Documents. The words “execution,” “execute,” “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Agreement, any Loan Document, any other Communication and the transactions contemplated hereby or thereby shall be deemed to include Electronic Signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or in the form of an Electronic Record, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance of a manually signed paper Communication which has been converted into electronic form (such as scanned into PDF format), or an electronically signed Communication converted into another format, for transmission, delivery and/or retention. The Administrative Agent, the Collateral Agent and each of the Lenders may, at its option, create one or more copies of any Communication in the form of an imaged Electronic Record (“Electronic Copy”), which shall be deemed created in the ordinary course of such person’s business, and destroy the original paper document. Notwithstanding anything to the contrary herein, neither the Administrative Agent nor the Collateral Agent is under any obligation to agree to accept electronic signatures in any form or in any format unless expressly agreed to by such Agent pursuant to procedures approved by it; provided that, without limiting the foregoing (a) to the extent each of the Administrative Agent and the Collateral Agent has agreed to accept such Electronic Signature, the Administrative Agent, the Collateral Agent and each of the Lenders shall be entitled to rely on any such Electronic Signature purportedly given by or on behalf of any Loan Party and/or any Lender without further verification and (b) upon the request of the Administrative Agent, the Collateral Agent or any Lender, any Electronic Signature shall be promptly followed by such manually executed counterpart. For purposes hereof, “Electronic Record” and “Electronic Signature” shall have the meanings assigned to them, respectively, by 15 USC §7006, as it may be amended from time to time.

Section 9.25. Acknowledgement Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for any Hedging Agreement or any other agreement or instrument that is a QFC (such support, “QFC Credit Support”, and each such QFC, a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States):

(a) In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.

(b) As used in this Section 9.25, the following terms have the following meanings:

“BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.

“Covered Entity” means any of the following: (a) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (b) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (c) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).

Section 9.26. Indemnification of Consenting Parties and Ad Hoc Group Advisors. As between the Loan Parties and the Consenting Parties (as defined in the Transaction Support Agreement) only:

(a) Without limiting the obligations of the Loan Parties under the Existing Documents (as defined in the Transaction Support Agreement), the Definitive Documents (as defined in the Transaction Support Agreement) or any related guarantees, security documents, agreements, amendments, instruments or other relevant documents, each Loan Party hereby agrees to indemnify, pay and hold harmless each current or former Consenting Party (as defined in the Transaction Support Agreement) and each of its Affiliates and all of their respective officers, directors, members, managers, partners, employees, shareholders, advisors, agents, and other representatives of each of the foregoing and their respective successors and permitted assigns (each, an “Indemnified Party”) from and against any and all actual losses, claims, damages, actions, judgments, suits, costs, expenses, disbursements and liabilities, joint or several, of any kind or nature whatsoever (including, subject to the remainder of this sentence, the reasonable and documented out-of-pocket fees and disbursements of counsel for any Indemnified Party, and including any out-of-pocket costs associated with any discovery or other information requests, but, for the avoidance of doubt, not including Taxes, indemnification with respect to which shall be governed by Section 2.15(a)(ii) and Section 2.17, other than Taxes that represent losses, claims, damages, liabilities and related expenses resulting from a non-Tax claim) but in each case, only to the extent of such Indemnified Party’s actual out-of-pocket amounts, whether direct, indirect, special or consequential and whether based on any federal, state or foreign laws, statutes, rules or regulations (including securities and commercial laws, statutes, rules or regulations) on common law or equitable cause or on contract or otherwise, that may be imposed on, incurred by, or asserted against any Indemnified Party, in any manner relating to or arising out of, in connection with, or as a result of (i) this Agreement, the other Loan Documents, the Definitive Documents (as defined in the Transaction Support Agreement), the Transaction Support Agreement, the Transactions or any related guarantees, security documents, agreements, instruments or other documents, (ii) the negotiation, formulation, preparation, execution, delivery or performance of the foregoing or (iii) any actual claim, litigation, investigation or proceeding relating to the foregoing, regardless of whether any Indemnified Party is a party thereto and whether or not the transactions contemplated hereby are consummated (but limited, in the case of legal fees and expenses, to (x) those of (I) Davis Polk & Wardwell LLP or (II) if Davis Polk & Wardwell LLP does not represent the group due to an actual or potential conflict of interest, another law firm selected by the Majority Consenting Parties (as defined in the Transaction Support Agreement), in each case, as counsel to the Consenting Parties (as defined in the Transaction Support Agreement) incurred in connection with any such claim, litigation, investigation or proceeding, and one local counsel in any relevant material jurisdiction and (y) in the case of an actual or perceived conflict of interest where the Indemnified Parties affected by such conflict inform the Borrower of such conflict and thereafter retain their own counsel with the Borrower’s prior written consent (not to be unreasonably withheld), additional counsel to such affected Indemnified Parties (and, if necessary, solely in the case of any such actual or perceived conflict of interest, additional local counsel to such affected Indemnified Parties, in each such relevant material jurisdiction)) (such foregoing amounts, “Losses” and such Loan Party obligation, the “Indemnification Obligations”). The Loan Parties shall reimburse each Indemnified Party reasonably promptly, but in no event later than 30 days following written demand therefor (together with reasonable backup documentation supporting such reimbursement request) for their reasonable and documented out-of-pocket costs and expenses (but limited, in the case of legal fees and expenses, to (x) those of Davis Polk & Wardwell LLP and local counsel and (y) any conflicts counsel or local counsel retained by an Indemnified Party in accordance with the preceding sentence). No Indemnified Party shall be entitled to indemnity hereunder in respect of any Losses to the extent that it is found by a final, non-appealable judgment of a court of competent jurisdiction that such Losses arise from (i) the bad faith, gross negligence or willful misconduct by such Indemnified Party (or any of its Related Parties), (ii) the willful and material breach of this Agreement by such Indemnified Party (or any of its Related Parties) or (iii) any disputes solely among Indemnified Parties and not arising out of or related to any act or omission of any of the Loan Parties.

(b) Notwithstanding anything to the contrary contained in this Agreement, the Indemnification Obligations set forth herein (i) shall survive the expiration or termination of this Agreement, (ii) shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Consenting Parties (as defined in the Transaction Support Agreement) or any other Indemnified Party and (iii) shall be binding on any successor or assign of the Loan Parties and the successors or assigns to any substantial portion of its business and assets.

(c) Notwithstanding anything in this Agreement or any other Loan Document to the contrary, neither Agent shall have any duties or obligations pursuant to, or in connection with, this Section 9.26, or be responsible for any payments pursuant to this Section 9.26 (all of which shall be made directly by the Loan Parties to the applicable Consenting Party (as defined in the Transaction Support Agreement)).

Section 9.27. FCC and State PUC Compliance. Notwithstanding anything to the contrary contained in any of the Loan Documents, none of the Administrative Agent, the Collateral Agent or the Lenders, nor any of their agents, will take any action pursuant any Loan Document that would constitute or result in an assignment or transfer of control of any FCC License or State PUC License held by a Loan Party or any Subsidiary of a Loan Party if such assignment or transfer of control would require, under existing Telecommunications Laws, the prior application to, approval of, or notice to, the FCC or any State PUC, without first filing such application, obtaining such approval and/or providing such required notice to the FCC and/or State PUC.

Section 9.28. Regulated Subsidiaries. Notwithstanding any provision of this Agreement, any other Loan Document or otherwise to the contrary:

(a) (x) any Regulated Guarantor Subsidiary that the Borrower intends to cause to become a Designated Guarantor Subsidiary shall be treated as a Collateral Guarantor for purposes of Article VI so long as the Borrower is using commercially reasonable efforts to satisfy the Guarantee Permit Condition (or, solely with respect to (x) investments with respect to the payment of intercompany expenses or other investments, in each case in the ordinary course of business and (y) investments with respect to the payment of capital expenditures with respect to any such Regulated Guarantor Subsidiary, has been unable to satisfy the Guarantee Permit Condition as to such Subsidiary in spite of such efforts) and (y) no Regulated Guarantor Subsidiary shall be required to provide any guarantee or become a party to the Guarantee Agreement until such time as it has satisfied the Guarantee Permit Condition; and

(b) (x) any Regulated Grantor Subsidiary that the Borrower intends to cause to become a Designated Grantor Subsidiary shall be treated as a Collateral Guarantor for purposes of Article VI so long as the Borrower is using commercially reasonable efforts to satisfy the Collateral Permit Condition (or, solely with respect to (x) investments with respect to the payment of intercompany expenses or other investments, in each case in the ordinary course of business and (y) investments with respect to the payment of capital expenditures with respect to any such Regulated Grantor Subsidiary, has been unable to satisfy the Collateral Permit Condition as to such Subsidiary in spite of such efforts) and (y) no Regulated Grantor Subsidiary shall be required to grant a lien on any of its Collateral, become a party to the Collateral Agreement or have its Equity Interests pledged as Collateral until such time as it has satisfied the Collateral Permit Condition.

[Signature pages intentionally omitted.]

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